As Filed with the Securities and Exchange Commission on December 12, 2002

                                                      Registration No. 333-_____

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-14

                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933

                       [ ] Pre-Effective Amendment No. __
                       [ ] Post-Effective Amendment No. __

                               JANUS ASPEN SERIES
               (Exact Name of Registrant as Specified in Charter)

                               100 FILLMORE STREET
                           DENVER, COLORADO 80206-4928
               (Address of Principal Executive Offices, Zip Code)

       Registrant's Telephone Number, including Area Code: (303) 333-3863

                                -----------------

                                 THOMAS A. EARLY
                               JANUS ASPEN SERIES
                               100 FILLMORE STREET
                           DENVER, COLORADO 80206-4928
                     (Name and Address of Agent for Service)

                                    Copy to:

                             DEBORAH BIELICKE EADES
                        VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                            222 NORTH LASALLE STREET
                             CHICAGO, ILLINOIS 60601

                                -----------------

         Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

         No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

[JANUS LOGO]

                        FOR SHAREHOLDERS OF ONE OR MORE OF THE FOLLOWING FUNDS:

January XX, 2003            BERGER IPT-GROWTH FUND
                            BERGER IPT-LARGE CAP GROWTH FUND
                            BERGER IPT-INTERNATIONAL FUND

Dear Shareholder:

Your fund's Board is requesting your vote on the following proposals regarding your Berger IPT growth fund(s). These proposals are part of a plan to reorganize your Berger IPT growth fund into a Janus fund with similar investment objectives.

While we encourage you to read the Questions and Answers section and the full text of the enclosed proxy statement/prospectus, the proposals are summarized as follows:

         o Approve the reorganization of your Berger IPT growth fund(s) into a Janus growth fund with similar investment objectives (please see page X of the proxy statement/prospectus to see which Berger fund will reorganize with which Janus fund);

         o Ratify an interim advisory agreement with Janus (for Berger IPT-Growth and Berger IPT-Large Cap Growth Funds only).

Your Fund's Board members unanimously approved the proposals and urge you to vote "FOR" each proposal.

Please take a few minutes to cast your vote now. If you have any questions about the proposals, feel free to call a proxy specialist at 1-866-238-7096 (Georgeson's number).

Thank you for your response and we look forward to welcoming you as a Janus shareholder and serving your future investment needs.

Respectfully,



Mark Whiston
CEO, Janus Capital Group


YOUR VOTE IS IMPORTANT. Voting your shares will only take a few minutes of your time. To vote, simply fill out the enclosed proxy cards and return them to us in the enclosed postage-paid envelope (Please complete and return all enclosed proxy cards). If we do not hear from you by ______, our proxy solicitor, Georgeson Shareholder Communications Inc., may contact you.

                            QUESTIONS AND ANSWERS

                           YOUR VOTE IS VERY IMPORTANT

         While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here is a brief overview of some matters affecting your Fund that will be the subject of shareholder vote.

Q. WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON AT THE UPCOMING SPECIAL MEETINGS ON MARCH 7, 2003?

A. Stilwell Financial Inc. ("Stilwell") is the indirect owner of both Berger Financial Group LLC ("Berger") and Janus Capital Management LLC ("Janus"). On September 3, 2002, Stilwell announced its intention to consolidate all of its investment advisory operations under Janus. As a result of this restructuring, it is anticipated that Berger, the investment adviser to your Fund, will be consolidated into Janus and will cease to exist.

         In connection with the consolidation, your Board approved the reorganization of your Fund into a similar Janus Fund. You are being asked to vote on the reorganization of your Fund (the
         "Reorganization").

         In connection with the Reorganization, your Board also approved an interim advisory agreement with Janus for Berger IPT--Growth Fund and Berger IPT--Large Cap Growth Fund. Pursuant to the interim advisory agreement, Janus began serving as investment adviser to your Fund on December 16, 2002. You are being asked to ratify that agreement for your Fund. Berger and the current subadviser, Bank of Ireland Asset Management (U.S.) Ltd., will continue to provide advisory services to Berger IPT--International Fund until the closing of the Reorganization.

Q. HOW DO THE INVESTMENT OBJECTIVES AND POLICIES OF BERGER FUNDS AND THE JANUS FUNDS COMPARE?

A. Although each of the Berger Funds has similar investment objectives and compatible investment policies with its corresponding Janus Fund, there are differences. For Berger IPT--International Fund, your portfolio manager will change and will be supported by the research and trading personnel and facilities of Janus rather than Berger and your Fund's former subadviser.

Q.       WHAT ARE THE ADVANTAGES FOR BERGER FUND SHAREHOLDERS?

A. Combining your Fund with a Janus Fund will allow you to continue your investment in a fund with a similar investment objective and compatible investment policies. In addition, each Janus Fund is expected to have lower overall expenses than the corresponding Berger Fund.

Q.       WHEN WOULD THE REORGANIZATION TAKE PLACE FOR MY FUND?

A. If approved by shareholders, the Reorganization for each Fund is expected to occur in the first quarter of 2003.

Q.       WILL I RECEIVE NEW SHARES IN EXCHANGE FOR MY CURRENT SHARES?

A. Yes. Upon approval and completion of the Reorganization, your Berger Fund shares will be exchanged for shares of the applicable Janus Fund. You will receive shares of the Janus Fund whose aggregate value at the time of issuance will equal the aggregate value of your Berger Fund shares on the effective date.

Q.       WHO WILL PAY THE COSTS OF THE REORGANIZATION?

A. Janus, the investment adviser of the Janus Funds and the current adviser of the Berger IPT--Growth Fund and Berger IPT--Large Cap Growth Fund, has agreed to bear the costs of the Reorganization.

Q.       WILL THE REORGANIZATION CREATE A TAXABLE EVENT FOR ME?

A. The Berger Funds are available to investors purchasing certain variable insurance and annuity contracts offered by participating insurance companies, and to certain qualified retirement plans. Because your shares are held in insurance company separate accounts or qualified plans, making them tax-deferred investments, there will be no realization of capital gains or losses as a result of the Reorganizations. As a result, the Reorganization is expected to be tax-free for federal income tax purposes.

Q. CAN I EXCHANGE OR REDEEM MY BERGER FUND SHARES BEFORE THE REORGANIZATION TAKES PLACE?

A. Yes. You may exchange your Berger Fund shares for shares of another Berger Fund open to new investors or redeem your shares, at any time before the Reorganization takes place. If you choose to do so, your request will be treated as a normal exchange or redemption of shares and will be a taxable transaction.

Q.       HAS THE BOARD APPROVED THE PROPOSALS?

A. Yes. Your Fund's Board members unanimously approved the proposals and recommend that you vote in favor of each proposal.

Q.       HOW DO I VOTE MY SHARES?

A. You can vote your shares by mail using the enclosed proxy card. You can also vote by telephone, by the Internet or by attending the shareholder meeting. If you need more information on how to vote or if you have any questions, please call Georgeson Shareholder Communications, Inc. at 1-866-238-7096.

Q.       WHAT HAPPENS IF A PROPOSAL IS NOT APPROVED?

A. If shareholders do not approve the Reorganization of a Fund, the Reorganization for that Fund will not take effect and your Fund's Board members will take such action as they deem to be in the best interests of the Fund and its shareholders.

         If shareholders do not ratify the interim advisory agreement of a Fund, the interim advisory agreement will terminate in accordance with its terms upon the earlier of the effective date of the Reorganization or on May 15, 2003.

                       BERGER INSTITUTIONAL PRODUCTS TRUST
                             BERGER IPT-GROWTH FUND
                        BERGER IPT-LARGE CAP GROWTH FUND
                          BERGER IPT-INTERNATIONAL FUND



                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                           TO BE HELD ON MARCH 7, 2003

Notice is hereby given that Special Meetings of Shareholders of the Berger Funds listed above (each a "Berger Fund" and, collectively, the "Berger Funds"), will be held at the offices of Janus Capital Management LLC, 3773 Cherry Creek Drive North, Denver, Colorado 80209, on March 7, 2003 at 10:00 a.m. Mountain time, for the purposes of considering the proposals set forth below.

Proposal 1:       For shareholders of all Berger Funds, to approve an Agreement and Plan of Reorganization providing for the transfer of all assets and all liabilities of: (a) Berger IPT-Growth Fund in exchange for Institutional Shares of Janus Aspen Series
                  ("JAS") Growth Portfolio; (b) Berger IPT-Large Cap Growth Fund in exchange for Institutional Shares of JAS Growth and Income
                  Portfolio; and (c) Berger IPT-International Fund in exchange for Institutional Shares of JAS International Growth
                  Portfolio. The shares so received will be distributed to shareholders of the applicable Berger Fund, which will be terminated or dissolved as soon as practicable thereafter.


Proposal 2:       For shareholders of Berger IPT-Growth Fund and Berger
                  IPT-Large Cap Growth Fund only, to ratify an interim
                  Investment Advisory Agreement for each Fund with Janus Capital
                  Management LLC.


         Shareholders of record of each Berger Fund set forth above as of the close of business on January 7, 2003 are entitled to notice of, and to vote at this meeting, or any adjournment of this meeting. Shareholders of each Berger Fund will vote separately on each proposal. A proposal will be effected as to a particular Berger Fund only if that Fund's shareholders approve the proposal.

         SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF THE BERGER FUNDS. YOU MAY EXECUTE THE PROXY CARD USING THE METHODS DESCRIBED IN THE PROXY CARD. EXECUTING THE PROXY CARD IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                                        By Order of the Board of Trustees

                                        ---------------------------------
                                        Sue Vreeland
                                        Secretary
                    , 2003
--------------------

                           PROXY STATEMENT/PROSPECTUS

                             DATED            , 2003
                                   -----------

               RELATING TO THE ACQUISITION OF CERTAIN BERGER FUNDS

                            210 UNIVERSITY BOULEVARD
                             DENVER, COLORADO 80206
                                 1-800-551-5849

              BY AND IN EXCHANGE FOR SHARES OF CERTAIN JANUS FUNDS

                               100 FILLMORE STREET
                           DENVER, COLORADO 80206-4928
                                 1-800-525-3713

         This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees (each trustee a "Board Member") of Berger Institutional Products Trust (the "Berger Trust") in connection with the Special Meetings of Shareholders (the "Meetings") of Berger IPT-Growth Fund, Berger IPT-Large Cap Growth Fund and Berger IPT-International Fund (each a "Berger Fund" and collectively, the "Berger Funds"), to be held on March 7, 2003 at 10:00 a.m. Mountain time, at the offices of Janus Capital Management LLC ("Janus"), 3773 Cherry Creek Drive North, Denver, Colorado 80209. Shareholders of each Berger Fund, voting separately, will be asked to consider and approve an Agreement and Plan of Reorganization (the "Reorganization Plan"), pursuant to which all of the assets and liabilities of each Berger Fund would be acquired by a corresponding series of Janus Aspen Series (the "Janus Trust") in return for Institutional Shares of that series (each a "Janus Fund" and collectively, the "Janus Funds") (each a "Reorganization" and collectively, the "Reorganizations"). Each Berger Fund will then be terminated or dissolved as soon as practicable thereafter.

         In connection with the Reorganizations, shareholders of Berger IPT-Growth Fund and Berger IPT-Large Cap Growth Fund, voting separately, will be asked to ratify an interim investment advisory agreement with Janus, pursuant to which Janus currently serves as investment adviser to such Berger Funds (the "Interim Advisory Agreement").

         Shares of the Berger Funds are sold only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, the "contracts") issued by life insurance companies ("Participating Insurance Companies"), as well as to certain qualified plans ("Qualified Plans"). Individual contract owners are not the "shareholders" of the Berger Funds. Rather, the Participating Insurance Companies and their separate accounts or trustees of Qualified Plans are the shareholders. Each Participating Insurance Company will offer to contract owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the items to be considered at the meetings. This Proxy Statement/Prospectus is therefore furnished to contract owners entitled to give voting instructions with regard to the Berger Funds.

         This Proxy Statement/Prospectus sets forth concisely the information that a shareholder of each Berger Fund should know before voting on the proposals and should be retained for future reference. Certain additional relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated ___________, 2003, relating to this Proxy Statement/Prospectus and the Reorganizations and including certain financial information about the participating Berger Funds and Janus Funds, has been filed with the SEC and is incorporated by reference into this Proxy Statement/Prospectus. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Janus Funds, P.O. Box 173375, Denver, Colorado 80217-3375, by calling toll-free 1-800-525-3713, or contacting your Participating Insurance Company or Qualified Plan Administrator.

         THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         Each Reorganization Plan provides that each Berger Fund will transfer all of its assets and all liabilities to the corresponding Janus Fund listed opposite its name in the following chart:

   BERGER FUND (SELLING FUND)                     JANUS FUND (ACQUIRING FUND)
   --------------------------                     ---------------------------
Berger IPT--Growth Fund                 JAS Growth Portfolio       Institutional Shares
Berger IPT--Large Cap Growth Fund       JAS Growth and Income
                                          Portfolio                Institutional Shares
Berger IPT--International Fund          JAS International Growth
                                          Portfolio                Institutional Shares

In exchange for the transfer of these assets and liabilities, each Janus Fund will issue Institutional Shares to the corresponding Berger Fund listed above, in an amount equal in value to the aggregate net assets of the Berger Fund. These transfers are expected to occur on or about March 24, 2003 (the "Closing Date"), based on the value of each Fund's assets as of the close of the regular trading session on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) on the business day immediately prior to the Closing Date (the "Effective Time"). As soon as practicable after the transfer of all of a Berger Fund's assets and liabilities, that Berger Fund will make a liquidating distribution to its shareholders of the Janus Fund's shares received, so that a holder of shares in a Berger Fund at the Effective Time of the Reorganization will receive a number of shares of the corresponding Janus Fund with the same aggregate value as the shareholder had in the Berger Fund at the Effective Time. On the Closing Date, shareholders of each Berger Fund will become shareholders of the corresponding Janus Fund. Each Berger Fund will then be terminated as soon as practicable thereafter. The closing of each Reorganization (each a "Closing") is contingent upon shareholder approval of the Reorganization Plan with respect to the applicable Berger Fund. Shareholders of each Berger Fund will vote separately on its Reorganization and approval of a Reorganization is not contingent upon the approval of any other Reorganization. A copy of the Reorganization Plan is attached as Exhibit A.

         The Berger Trust and the Janus Trust are open-end, management investment companies registered under the Investment Company Act of 1940 (the "1940 Act"). Berger Financial Group LLC ("Berger") is the investment adviser and administrator to Berger IPT--International Fund. Prior to December 16, 2002 (the effective date of each Interim Advisory Agreement), Berger was the investment adviser and administrator to the other Berger Funds included in this Proxy Statement/Prospectus. Berger Distributors LLC, a wholly owned subsidiary of Berger, is the principal underwriter of the Berger Funds. DST Systems, Inc., serves as transfer agent for the Berger Funds.

         Janus Capital Management LLC ("Janus") is the investment adviser to the Janus Funds. On December 16, 2002, Janus began serving as investment adviser to Berger IPT-Growth Fund and Berger IPT-Large Cap Growth Fund pursuant to an Interim Advisory Agreement with respect to each Fund. Janus Distributors LLC, a wholly owned subsidiary of Janus, is the principal underwriter of the Janus Funds. Janus Services LLC, a wholly owned subsidiary of Janus, serves as transfer agent for the Janus Funds.

         For a more detailed discussion of the investment objectives, policies and risks of the Berger Funds, see the Berger Funds' Prospectuses and Statement of Additional Information dated May 1, 2002, as amended and/or supplemented, which have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus insofar as they relate to the Berger Funds participating in the Reorganizations. No other parts of the Statement of Additional Information are incorporated herein. Copies of the Berger Funds' prospectuses and statement of additional information are available upon request and without charge by calling 1-800-551-5849, or by contacting your applicable Participating Insurance Company or Qualified Plan Administrator.

         For a more detailed discussion of the investment objectives, policies and risks of the Janus Funds, see the Janus Funds' Prospectus and Statement of Additional Information for Institutional Shares dated May 1, 2002, as amended and/or supplemented, which have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus insofar as they relate to the Janus Funds participating in the Reorganizations. No other part of the Statement of Additional Information is incorporated herein. A copy of the prospectus for the Janus Fund(s) into which your Berger Fund(s) is reorganizing accompanies this Proxy Statement/Prospectus. Copies of the Janus Funds' statement of additional information are available upon request and without charge by calling 1-800-525-3713, or by contacting your applicable Participating Insurance Company or Qualified Plan Administrator.

         This Proxy Statement/Prospectus, the Notice of Special Meetings and proxy card(s) or voting instruction card are expected to be sent to shareholders beginning on or about ___________, 2003.

         The following table identifies the Berger Funds entitled to vote on each proposal:

                                                                             BERGER IPT-          BERGER IPT-
                                                             BERGER IPT--     LARGE CAP          INTERNATIONAL
                        PROPOSAL                             GROWTH FUND     GROWTH FUND             FUND
                        --------                             ------------   -------------     -----------------
To approve an Agreement and Plan of Reorganization .....          X                X                   X
To ratify an Interim Advisory Agreement with Janus .....          X                X

                                TABLE OF CONTENTS

                                                                                                  PAGE
Proposal 1:  To Approve an Agreement and Plan of Reorganization ................................    1

Synopsis 1

Investment Management and Performance ..........................................................    2

         JAS Growth Portfolio--Berger IPT-Growth Fund ..........................................    3

         JAS Growth and Income Portfolio--Berger IPT-Large Cap Growth Fund .....................    5

         JAS International Growth Portfolio -- Berger IPT-International Fund ...................    7

Shareholder Fees and Fund Expenses .............................................................    9

Information Relating to the Reorganizations ....................................................   14

Shareholder Rights .............................................................................   17

Additional Information .........................................................................   19

Proposal 2:  To ratify an Interim Advisory Agreement with Janus (Berger IPT-Growth Fund and
       Berger IPT-Large Cap Growth Fund Only) ..................................................   20

Voting Matters .................................................................................   24

Other Business .................................................................................   26

Shareholder Inquiries ..........................................................................   26

Exhibit A --  Agreement and Plan of Reorganization
Exhibit B --  Form of Interim Advisory Agreement
Exhibit C --  Management's Discussion of the Janus Funds' Performance
Exhibit D --  Management's Discussion of the Berger Funds' Performance

         PROPOSAL 1: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION


                                    SYNOPSIS

         This portion of the Proxy Statement/Prospectus is designed to allow you to compare the investment policies, shareholder policies, fees and expenses and other features of each Berger Fund with those of its corresponding Janus Fund. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information, please read the prospectus for each Fund.

INTRODUCTION

         On September 3, 2002, Stilwell Financial Inc. ("Stilwell"), which indirectly owns approximately 86% of Berger, entered into an Agreement and Plan of Merger with Janus Capital Corporation ("JCC"). JCC is a holding company that owns approximately 92% of Janus and is the managing member of Janus vested with all management authority and responsibility, although the officers of Janus have been delegated most of the management of the day-to-day operations. Stilwell is a publicly traded holding company with principal operations in the financial asset management businesses. Stilwell currently owns approximately 98% of JCC, and through such ownership, approximately 92% of Janus. Pursuant to the Agreement and Plan of Merger, JCC will merge into Stilwell on or about December 31, 2002, with Stilwell surviving and succeeding to all of the assets and liabilities of JCC, including Janus. Stilwell will remain a publicly traded holding company with principal operations in financial asset management businesses and will operate under the name Janus Capital Group Inc. or a similar name ("JCGI"). After the merger, Janus will be a direct subsidiary of JCGI and JCGI will own at least 92% of Janus. In a series of related transactions, Berger will become a wholly owned subsidiary of Janus, and it is expected that Berger will be consolidated into Janus in the first quarter of 2003 and cease to exist. The foregoing series of transactions is referred to as the "Stilwell Consolidation."

THE REORGANIZATIONS

         The Board Members of the Berger Trust (the "Board"), including all of the Board Members who are not "interested persons" of Berger or Janus or the Berger Trust within the meaning of the 1940 Act (the "Independent Board Members"), approved the Reorganization Plan at a meeting held on November 26, 2002. Subject to its approval by shareholders of each Berger Fund with respect to such Berger Fund, the Reorganization Plan provides for (a) the transfer of all of the assets and liabilities of each Berger Fund in exchange for Institutional Shares of a comparable Janus Fund; (b) the distribution of such shares to shareholders of each Berger Fund in liquidation of that Fund; and (c) the termination or dissolution of each Berger Fund. As a result of the Reorganizations, shareholders of a Berger Fund will become shareholders of the Janus Fund opposite its name in the chart on the cover of this Proxy Statement/Prospectus. Shareholders of each Berger Fund will vote separately on the Reorganization of their Fund, with each Reorganization separate and distinct from the other. The Reorganization of each Berger Fund is not contingent upon approval by shareholders of any other Berger Fund.

THE BERGER TRUST AND THE JANUS TRUST

         The Berger Trust is an open-end management investment company and was organized as a Delaware statutory trust on October 17, 1995. Berger IPT-Growth Fund, Berger IPT-Large Cap Growth Fund and Berger IPT-International Fund are each separate series of the Berger Trust. The Berger Trust does not offer classes of shares.

         The Janus Trust is an open-end management investment company and was organized as a Delaware statutory trust on May 20, 1993. Each Janus Fund is a series of Janus Aspen Series. Each Janus Fund offers two or three classes of shares, one of which is the Institutional share class.

INVESTMENT ADVISER

         Janus is the investment adviser to the Janus Funds. As of December 16, 2002, Janus began serving as investment adviser to the Berger IPT-Growth Fund and Berger IPT-Large Cap Growth Fund. Janus, 100 Fillmore Street, Denver, Colorado 80206, began serving as investment adviser to Janus Fund in 1970 and currently serves as adviser to fifty-nine (59) proprietary Janus funds and subadviser to approximately fifty-two (52) mutual funds. Janus and its affiliates also serve as adviser to offshore funds, unregistered pooled vehicles and institutional separate accounts. As of September 30, 2002, the Janus portfolio management team consisted of twenty-three (23) portfolio managers and over forty (40) research analysts. Janus offers domestic and international equity products primarily in the "growth" style, as well as fixed income and money market products. As a result of the Stilwell Consolidation, Janus also will offer a range of products in the "value" and mathematical styles through its subsidiaries and strategic partners. Janus and its affiliates have approximately [$128.75] billion in assets under management as of December 31, 2002, and constitute one of the nation's largest asset management complexes. Janus is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). Prior to December 31, 2002, Stilwell owned 92% of the outstanding shares of Janus indirectly.

         Prior to December 16, 2002, Berger was investment adviser to all of the Berger Funds included in this Proxy Statement/Prospectus, and Berger continues to serve as investment adviser to Berger IPT-International Fund. Berger is registered as an investment adviser under the Advisers Act. Berger, located at 210 University Boulevard, Denver, Colorado 80206, had approximately $_____ billion in assets under management as of [December 31], 2002. Prior to December 31, 2002, Stilwell owned approximately 86% of Berger indirectly. As of December 31, 2002, Berger is a wholly owned subsidiary of Janus. Berger will serve as investment adviser to Berger IPT--International Fund until the Closing Date of the Reorganization through its own personnel and Janus personnel serving as dual employees.

         Bank of Ireland Asset Management (U.S.) Ltd. ("BIAM"), 75 Holly Hill Lane, Greenwich, Connecticut 06830 (representative office) and 26 Fitzwilliam Place, Dublin 2, Ireland (main office) serves as subadviser to Berger IPT-International Fund, and will continue to serve as subadviser until the Closing Date of the Reorganization. The current subadvisory agreement with BIAM will terminate as of the consummation of the Reorganization.

         Although Stilwell owned both Janus and Berger before the Stilwell Consolidation, the companies historically operated as independent organizations. In connection with the Stilwell Consolidation, it is expected that Berger will be consolidated into Janus and will cease to exist.

                              INVESTMENT MANAGEMENT
                                 AND PERFORMANCE



COMPARISON OF FUND POLICIES AND RISKS

         This section will help you compare, among other things, the investment objectives, policies and risks of each Janus Fund with its corresponding Berger Fund, as well as the historical performance of the Funds. The investment objective of each Janus Fund may be changed by the Funds' Trustees without a shareholder vote. The investment objective of each Berger Fund is fundamental and may not be changed without shareholder approval. The discussion below for each Berger Fund is based on the historical operation of the Fund prior to the effectiveness of the Interim Advisory Agreements with Janus. To the extent that Janus serves as investment adviser pursuant to an Interim Advisory Agreement, it is expected that such Fund would be managed in a manner similar to the Janus Funds, subject to the policies and restrictions of the applicable Berger Fund. Please be aware that this is only a brief discussion. More complete information may be found in the Funds' prospectuses.

                              JAS GROWTH PORTFOLIO-
                             BERGER IPT-GROWTH FUND

         Investment Objectives, Policies and Restrictions. While the Funds have similar investment objectives and policies, there are some differences. JAS Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. Berger IPT-Growth Fund aims for long-term capital appreciation. Each Fund invests primarily in common stocks of companies with the potential for growth. JAS Growth Portfolio may invest in growth companies of any size, though it generally invests in larger, more established companies. While Berger IPT-Growth Fund also may invest in companies of any size, it focuses on more established companies and has adopted a fundamental restriction (i.e., one that cannot be changed without a shareholder vote) limiting its investments in companies with limited operating histories to no more than 5% of its total assets. Each Fund is classified as a diversified fund.

         In selecting companies for JAS Growth Portfolio, the portfolio manager takes a "bottom up" approach, which means that the portfolio manager seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager does not use specific selection criteria in making this assessment. Berger IPT-Growth Fund focuses on companies that have demonstrated an ability to generate above-average growth in revenue and earnings. In selecting companies for Berger IPT-Growth Fund, the portfolio manager looks for companies with strong revenue and earnings growth, large market potential for their products and services and proven, capable management teams with clearly defined strategies for future growth. Berger IPT-Growth Fund's investments may be focused in a small number of business sectors. Portfolio turnover rates are not a factor in making buy and sell decisions for either Fund, and the portfolio manager may actively trade the Berger IPT-Growth Fund's portfolio in pursuit of its investment objective.

         As secondary investment strategies in seeking to achieve their respective investment objectives, both Funds are permitted to invest in foreign securities, convertible securities, investment grade bonds, illiquid and restricted securities (up to 15% of net assets), special situations (companies about to undergo a structural, financial or management change that may significantly affect the value of their securities) and initial public offerings. Each Fund may also use futures, forwards and options for hedging purposes (and for nonhedging purposes, such as seeking to enhance return, for JAS Growth Portfolio) and may invest in cash, government securities and other short-term, interest bearing securities when a Fund's portfolio manager believes market conditions warrant a temporary defensive position. JAS Growth Portfolio also may invest up to 35% of its net assets in high-yield/high-risk bonds.

         JAS Growth Portfolio has adopted fundamental policies that generally track the requirements of the 1940 Act; the Berger IPT-Growth Fund has adopted slightly more restrictive fundamental policies. As a result, the fundamental policies of the Funds vary somewhat. For example, although each Fund may borrow money for temporary or emergency purposes, Berger IPT-Growth Fund is limited to borrowing in an amount up to 5% of its total assets, compared to JAS Growth Portfolio's 33?% limit. In addition, Berger IPT-Growth Fund's issuer concentration limitation applies to all of its assets, whereas this limit only applies to 75% of JAS Growth Portfolio's assets. Berger IPT-Growth Fund has also adopted fundamental policies that are in addition to those required under the 1940 Act, such as the restriction regarding companies with limited operating histories, as discussed above, and other restrictions regarding participating on a joint basis in securities trading accounts and investing in companies for the purpose of exercising control of management.

         Investment Risks. Because JAS Growth Portfolio's investment objective is similar to that of the Berger IPT-Growth Fund and both Funds invest in the common stocks of growth companies, an investment in JAS Growth Portfolio is subject to many of the same risks as an investment in Berger IPT-Growth Fund. Both Funds are subject to the risks of equity investing. Because the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events, the price of the Funds' investments may go down and investors may lose money on their investment. In addition, to the extent a Fund engages in active trading, the Fund will have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for investors.

         Portfolio Manager. Blaine P. Rollins is Executive Vice President and Portfolio Manager of JAS Growth Portfolio, which he has managed since January 2000. He is also Portfolio Manager of other Janus accounts. Mr. Rollins joined Janus in 1990. Mr. Rollins holds a Bachelor of Science degree in Finance from the University of Colorado. Mr. Rollins has earned the right to use the Chartered Financial Analyst designation. Mr. Rollins has acted as Portfolio Manager of Berger IPT-Growth Fund since December 16, 2002.

         Performance. The following table shows the Funds' average annual total returns over different periods and shows how the Funds' performance compares with relevant broad-based market indices. The performance of the Funds and the indices varies over time, and past performance is not necessarily indicative of future results. The Funds' returns assume reinvestment of dividends and distributions and reflect Fund expenses. They do not, however, reflect charges and expenses deducted by your particular variable insurance contract or retirement plan, which would lower performance.

                           AVERAGE ANNUAL TOTAL RETURNS
                 FOR THE PERIODS ENDED JUNE 30, 2002 (UNAUDITED)
                     [TO BE UPDATED AS OF DECEMBER 31, 2002]

                                                                                      LIFE OF
                                                                                        THE
                        FUND                                1 YEAR        5 YEARS     FUND(1)
                        ----                                ------        -------     -------
Berger IPT-Growth Fund ...........................         (35.46%)       (5.46%)     (2.60%)
JAS Growth Portfolio - Institutional Shares ......         (28.15%)        2.82%       9.00%
Russell 3000 Growth Index(2) (reflects no
   deduction for expenses) .......................         (26.39%)        (.50%)      4.24%
S&P 500 Index(3) (reflects no deduction for
   expenses) .....................................         (17.98%)        3.67%      11.08%

---------

(1) As of May 1, 1996 for Berger IPT-Growth Fund and as of September 13, 1993 for JAS Growth Portfolio.

(2) The Russell 3000 Growth Index is Berger IPT-Growth Fund's current benchmark index. Berger IPT-Growth Fund recently changed its benchmark index to correlate more closely to the investment style of the Fund. The Russell 3000 Growth Index is an unmanaged index, with dividends reinvested, which measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth Index or the Russell 2000 Growth Index.

(3) The S&P 500 Index is JAS Growth Portfolio's benchmark index and Berger IPT-Growth Fund's previous benchmark index. The S&P 500 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies.

                        JAS GROWTH AND INCOME PORTFOLIO-
                        BERGER IPT-LARGE CAP GROWTH FUND

         Investment Objectives, Policies and Restrictions. While the Funds have similar investment objectives and policies, there are some differences. JAS Growth and Income Portfolio seeks long-term capital growth and current income. Berger IPT-Large Cap Growth Fund aims for capital appreciation. Both Funds primarily invest in common stocks of companies with the potential for growth. While JAS Growth and Income Portfolio invests in companies regardless of size or length of operating history, Berger IPT-Large Cap Growth Fund focuses on large, well-established companies and invests at least 80% of its total assets in equity securities of companies whose market capitalization, at the time of purchase, is $10 billion or more. Although JAS Growth and Income Portfolio normally invests up to 75% of its assets in equity securities of growth companies, it also invests at least 25% of its assets in securities with income potential, including convertible securities and all types of debt securities. Berger IPT-Large Cap Growth Fund may invest up to 20% of its assets in convertible securities rated below investment grade.

         In selecting growth companies for JAS Growth and Income Portfolio, the portfolio manager takes a "bottom up" approach, which means that the portfolio manager seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager does not use specific criteria in making this assessment. JAS Growth and Income Portfolio shifts assets between the growth and income components of its portfolio based on the portfolio manager's analysis of relevant market, financial and economic conditions. Berger IPT-Large Cap Growth Fund focuses on companies that have demonstrated a history of growth in revenues and earnings. In selecting companies for the Berger IPT-Large Cap Growth Fund, the portfolio manager looks for companies with opportunities for above-average revenue and earnings growth, strong market positions for their products and services and strong, seasoned management teams with well-established and clearly defined strategies. Portfolio turnover rates are not a factor in making buy and sell decisions for either Fund, and the portfolio manager may actively trade the Berger IPT-Large Cap Growth Fund's portfolio in pursuit of its investment objective.

         As secondary investment strategies in seeking to achieve their investment objectives, both Funds are permitted to invest in foreign securities, illiquid and restricted securities (up to 15% of net assets), special situations (companies about to undergo a structural, financial or management change that may significantly affect the value of their securities) and initial public offerings. Each Fund may also use futures, forwards and options for hedging purposes (and up to 5% of net assets for nonhedging purposes such as seeking to enhance returns for JAS Growth and Income Portfolio) and may invest in cash, government securities and other short-term interest bearing securities, when the Fund's portfolio manager believes market conditions warrant a temporary defensive position. Berger IPT-Large Cap Growth Fund may also invest in investment grade bonds and JAS Growth and Income Portfolio may invest up to 35% of its net assets in high-yield/high-risk bonds.

         JAS Growth and Income Portfolio has adopted fundamental policies that generally track the requirements of the 1940 Act; Berger IPT-Large Cap Growth Fund has adopted more restrictive fundamental policies. As a result, the fundamental policies of the Funds vary somewhat. For example, although each Fund may borrow money for temporary or emergency purposes, Berger IPT-Large Cap Growth Fund is limited to borrowing in an amount up to 5% of its total assets. In addition, Berger IPT-Large Cap Growth Fund's issuer concentration limitation applies to all of its assets, whereas this limit only applies to 75% of JAS Growth and Income Portfolio's assets. Berger IPT-Large Cap Growth Fund has also adopted fundamental policies that are in addition to those required under the 1940 Act, such as the restrictions regarding companies with limited operating histories, participating on a joint basis in securities trading accounts and investing in companies for the purpose of exercising control of management.

         Investment Risks. Because JAS Growth and Income Portfolio's investment objective is similar to that of Berger IPT-Large Cap Growth Fund and both Funds invest in the common stocks of growth companies, an investment in JAS Growth and Income Portfolio is subject to many of the same risks as an investment in Berger IPT-Large Cap Growth Fund. Both Funds are subject to the risks of equity investing. Because the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events, the price of the Funds' investments may go down and investors may lose money on their investment. In addition, to the extent a Fund engages in active trading, the Fund will have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for investors.

         The income component of JAS Growth and Income Portfolio includes fixed-income securities, which are subject to interest rate and credit risks. Their value generally decreases when interest rates rise, and there is the risk that an issuer will be unable to make principal and interest payments when due. Berger IPT-Large Cap Growth Fund's investments in convertible securities are subject to similar risks. Because Berger IPT-Large Cap Growth Fund tends to focus on more established companies, unlike JAS Growth and Income Portfolio, it is not subject to the risks of investing in newer companies. Newer companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.

         Portfolio Manager. David J. Corkins is Executive Vice President and Portfolio Manager of JAS Growth and Income Portfolio, which he has managed since February 2002. Mr. Corkins is also Portfolio Manager of other Janus accounts. He joined Janus in 1995 as a research analyst. Mr. Corkins holds a Bachelor of Arts degree in English and Russian from Dartmouth and he received his Master of Business Administration degree from Columbia University in 1993. Mr. Corkins has acted as Portfolio Manager of Berger IPT-Large Cap Growth Fund since December 16, 2002.

         Performance. The following table shows the Funds' average annual total returns over different periods and shows how the Funds' performance compares with relevant broad-based market indices. The performance of the Funds and the indices varies over time, and past performance is not necessarily indicative of future results. The Funds' returns assume reinvestment of dividends and distributions and reflect Fund expenses. They do not, however, reflect charges and expenses deducted by your particular variable insurance contract or retirement plan, which would lower performance.

                          AVERAGE ANNUAL TOTAL RETURNS
                 FOR THE PERIODS ENDED JUNE 30, 2002 (UNAUDITED)
                     [TO BE UPDATED AS OF DECEMBER 31, 2002]

                                                                                      LIFE OF
                                                                                       THE
                        FUND                                1 YEAR        5 YEARS     FUND(1)
                        ----                                ------        -------     -------
Berger IPT-Large Cap Growth Fund* ................         (32.57%)        2.58%        5.60%
JAS Growth and Income Portfolio-Institutional
   Shares ........................................         (16.87%)         N/A        (8.20%)
Russell 1000 Growth Index(2) (reflects no
   deduction for expenses) .......................         (26.49%)        (.28%)      (4.89%)
S&P 500 Index(3) (reflects no deduction for
   expenses) .....................................         (17.98%)         N/A        (1.46%)

---------
(1) As of May 1, 1996 for Berger IPT-Large Cap Growth Fund and as of May 1, 1998 for JAS Growth and Income Portfolio.

(2) The Russell 1000 Growth Index is Berger IPT-Large Cap Growth Fund's current benchmark index. Berger IPT-Large Cap Growth Fund recently changed its benchmark index to correlate more closely to the investment style of the Fund. The Russell 1000 Growth Index is an unmanaged index, with dividends reinvested, which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(3) The S&P 500 Index is JAS Growth and Income Portfolio's benchmark index and Berger IPT-Large Cap Growth Fund's previous benchmark index. The S&P 500 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies.

* Effective May 1, 2001, Berger IPT-Large Cap Growth Fund changed its name and non-fundamental investment strategies from that of a growth and income fund to a large cap growth fund.

                      JAS INTERNATIONAL GROWTH PORTFOLIO --
                         BERGER IPT-INTERNATIONAL FUND

         Investment Objectives, Policies and Restrictions. While the Funds have similar investment objectives and policies, there are some differences. JAS International Growth Portfolio seeks long-term growth of capital. Berger IPT-International Fund aims for long-term capital appreciation. Both Funds primarily invest in equity securities of foreign companies. JAS International Growth Portfolio generally invests at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Berger IPT-International Fund normally invests at least 65% of its total assets in securities of companies from at least five countries outside the United States. Each Fund may at times invest in fewer than five countries or even in a single country. Berger IPT-International Fund has recently been weighted toward the United Kingdom, Europe and selectively in Japan and the Far East, but may also invest in other foreign countries, including developing countries. Berger IPT-International Fund focuses on well-established, mid-sized to large capitalization companies.

         In selecting companies for JAS International Growth Portfolio, the portfolio manager takes a "bottom up" approach, which means that the portfolio manager seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager does not use specific criteria in making this assessment. Berger IPT-International Fund focuses on companies best positioned to take advantage of identified economic or business themes. In selecting companies for the Berger IPT-International Fund, the portfolio manager generally looks for companies with securities that are fundamentally undervalued, business operations predominantly in well-regulated and more stable foreign markets and substantial size and liquidity, strong balance sheets, proven management and diversified earnings. Berger IPT-International Fund's investments may be focused in a small number of business sectors. Portfolio turnover rates are not a factor in making buy and sell decisions for JAS International Growth Portfolio.

         As secondary investment strategies in seeking to achieve their investment objectives, both Funds are permitted to invest in convertible securities, investment grade bonds, illiquid and restricted securities (up to 15% of net assets), special situations (companies about to undergo a structural, financial or management change that may significantly affect the value of their securities), companies with limited operating histories and initial public offerings. Each Fund may also use forwards for hedging purposes (and up to 5% of net assets for nonhedging purposes, such as seeking to enhance return, for JAS International Growth Portfolio) and may invest in cash, government securities and other short-term interest bearing securities when the Fund's portfolio manager believes market conditions warrant a temporary defensive position. JAS International Growth Portfolio may also invest up to 35% of its net assets in high-yield/high-risk bonds, and may use futures and options for hedging purposes (and for nonhedging purposes subject to the 5% limit described above). JAS International Growth Portfolio is not permitted to invest in futures or options.

         The Funds have substantially similar fundamental investment policies. However, although both Funds may borrow money for temporary or emergency purposes, Berger IPT-International Fund is limited to borrowing in an amount up to 25% of its total assets, whereas JAS International Growth Portfolio is limited to borrowing 33?% of its assets. In addition, Berger IPT-International Fund is not restricted from investing in real estate or purchasing or selling commodities.

         Investment Risks. Because JAS International Growth Portfolio's investment objective is similar to that of Berger IPT-International Fund and both Funds invest in equity securities of foreign companies, an investment in JAS International Growth Portfolio is subject to many of the same risks as an investment in Berger IPT-International Fund. Both Funds are subject to the risks of equity investing. Because the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events, the price of the Fund's investments may go down and investors may lose money on their investment.

         Each Fund is also subject to the risk of foreign investing, which may involve greater risks than investing in domestic securities because a Fund's performance may depend on issues other than the performance of a particular company. For example, the value of foreign securities is affected by the value of the local currency relative to the U.S. dollar. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In addition, there may be less government supervision of foreign markets and foreign securities markets may be less liquid and more volatile than domestic markets. The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may also be higher than those involved in domestic transactions. In addition, to the extent JAS International Growth Portfolio engages in active trading, the Fund will have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for investors.

         Portfolio Managers. Helen Young Hayes is Executive Vice President and Co-Manager of JAS International Growth Portfolio. She joined Janus in 1987 and has served as a Portfolio Manager or a Co-Manager of JAS International Growth Portfolio since its inception. Ms. Hayes is also Portfolio Manager of other Janus accounts and is the Managing Director of Investments and a Director of Janus Capital. Ms. Hayes holds a Bachelor of Arts degree in economics from Yale University. Ms. Hayes has earned the right to use the Chartered Financial Analyst designation.

         Brent A. Lynn is Executive Vice President and Co-Manager of JAS International Growth Portfolio, for which he has served as Co-Manager since January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus as a research analyst in 1991. Mr. Lynn holds a Bachelor of Arts degree in economics and industrial engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation.

         BIAM, using a team approach, has been the investment manager for the Berger IPT - International Fund since its inception in 1997. BIAM is the subadviser to Berger IPT-International Fund and is part of Bank of Ireland's asset management group, established in 1966. BIAM is also the investment manager for other Berger funds. Most of the team of investment professionals have been with the group for at least 10 years.

         Performance. The following table shows the Funds' average annual total returns over different periods and shows how the Funds' performance compares with relevant broad-based market indices. The performance of the Funds and the indices varies over time, and past performance is not necessarily indicative of future results. The Funds' returns assume reinvestment of dividends and distributions and reflect Fund expenses. They do not, however, reflect charges and expenses deducted by your particular variable insurance contract or retirement plan, which would lower performance.

                          AVERAGE ANNUAL TOTAL RETURNS
                 FOR THE PERIODS ENDED JUNE 30, 2002 (UNAUDITED)
                     [TO BE UPDATED AS OF DECEMBER 31, 2002]

                                                                                     LIFE OF
                                                                                       THE
                        FUND                                1 YEAR        5 YEARS     FUND(1)
                        ----                                ------        -------     -------
Berger IPT-International Fund .......................      (10.88%)        (.23%)        .55%
JAS International Growth Portfolio -
   Institutional Shares .............................      (20.15%)        3.97%       10.85%
Morgan Stanley Capital International EAFE
   Index(2) (reflects no reduction for expenses) ....       (9.49%)       (1.55%)    .75%/2.38%

---------

(1) As of May 1, 1997 for Berger IPT-International Fund and as of May 2, 1994 for JAS International Growth Portfolio. As of May 1, 1997 and May 2, 1994, respectively, for the Index.

(2) The Morgan Stanley Capital International EAFE Index is the benchmark for Berger IPT - International Fund and for JAS International Growth Portfolio. The index is an unmanaged market capitalization weighted index, with dividends reinvested, composed of companies representative of the market structure of 21 developed market countries in Europe, Australia and the Far East.


                       SHAREHOLDER FEES AND FUND EXPENSES

         The following comparative fee tables show the fees for each Janus Fund and its corresponding Berger Fund for the year ended June 30, 2002. The unaudited pro forma table shows Janus Fund's fees assuming that the Reorganization is approved.

FUND EXPENSES

                   JAS GROWTH PORTFOLIO-BERGER IPT-GROWTH FUND
                                SHAREHOLDER FEES

         Shareholders in the Berger Funds and Institutional Class shareholders of the Janus Funds do not pay any sales loads, redemption fees or exchange fees, but do indirectly bear Annual Fund Operating Expenses, which vary from year to year. In addition, variable insurance contracts and retirement plans may involve other charges and expenses not described below.

                         ANNUAL FUND OPERATING EXPENSES
               (AS A PERCENTAGE OF AVERAGE NET ASSETS) (UNAUDITED)
                     [TO BE UPDATED AS OF DECEMBER 31, 2002]


                                                                            PRO FORMA--
                                            JAS GROWTH     BERGER IPT-     JAS GROWTH
                                             PORTFOLIO     GROWTH FUND      PORTFOLIO
                                            ----------     -----------    ------------
Management Fees .......................        .65%            .75%             .65%
Other Expenses ........................        .01%            .25%             .01%
Total Annual Operating Expenses .......        .66%           1.00%             .66%
    Less Fee Waivers ..................         --            (.01%)             --%
                                              ----            ----             ----
Net Expenses ..........................        .66%            .99%             .66%
                                              ====            ====             ====

         Annual Fund Operating Expenses are paid by each Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

                                     EXAMPLE

         The following example helps you compare the cost of investing in each Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

         o        $10,000 initial investment

         o        5% return for each year

         o        each Fund's operating expenses remain the same for each period

         o        redemption after the end of each period

         o        reinvestment of all dividends and distributions

         Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each time period would be:

                             FUND                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
                             ----                               ------     -------     -------     --------
JAS Growth Portfolio-Institutional Shares ..................     $ 67        $211       $368         $  822
Berger IPT-Growth Fund .....................................     $102        $318       $552         $1,225
Pro Forma--JAS Growth Portfolio-Institutional Shares .......     $ 67        $211       $368         $  822

      JAS GROWTH AND INCOME PORTFOLIO - BERGER IPT - LARGE CAP GROWTH FUND
                                SHAREHOLDER FEES

         Shareholders in the Berger Funds and Institutional Class shareholders of the Janus Funds do not pay any sales loads, redemption fees or exchange fees, but do indirectly bear Annual Fund Operating Expenses, which vary from year to year. In addition, variable insurance contracts and retirement plans may involve other charges and expenses not described below.

                         ANNUAL FUND OPERATING EXPENSES
               (AS A PERCENTAGE OF AVERAGE NET ASSETS) (UNAUDITED)
                     [TO BE UPDATED AS OF DECEMBER 31, 2002]


                                                                              PRO FORMA--JAS
                                                                BERGER IPT-    GROWTH AND
                                            JAS GROWTH AND      LARGE CAP         INCOME
                                           INCOME PORTFOLIO     GROWTH FUND     PORTFOLIO
                                           ----------------     -----------     -----------
Management Fees ......................            .65%              .75%             .65%
Other Expenses .......................            .06%              .12%             .05%
Total Annual Operating Expenses ......            .71%              .87%             .70%


         Annual Fund Operating Expenses are paid by each Fund. As a result, they reduce the Fund's return. Fund expenses include management fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

                                     EXAMPLE

         The following example helps you compare the cost of investing in each Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

         o        $10,000 initial investment

         o        5% return for each year

         o        each Fund's operating expenses remain the same for each period

         o        redemption after the end of each period

         o        reinvestment of all dividends and distributions

         Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each time period would be:

                             FUND                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                             ----                                  ------       -------       -------       --------
JAS Growth and Income Portfolio-Institutional Shares.......         $73          $227           $395          $  883
Berger IPT-Large Cap Growth Fund...........................         $89          $278           $482          $1,073
Pro Forma--JAS Growth and Income Portfolio-Institutional
   Shares..................................................         $72          $224           $390          $  871

      JAS INTERNATIONAL GROWTH PORTFOLIO - BERGER IPT - INTERNATIONAL FUND
                                SHAREHOLDER FEES

         Shareholders in the Berger Funds and Institutional class shareholders of the Janus Funds do not pay any sales loads, redemption fees or exchange fees, but do indirectly bear Annual Fund Operating Expenses, which vary from year to year. In addition, variable insurance contracts and retirement plans may involve other charges and expenses not described below.

                         ANNUAL FUND OPERATING EXPENSES
               (AS A PERCENTAGE OF AVERAGE NET ASSETS) (UNAUDITED)
                     [TO BE UPDATED AS OF DECEMBER 31, 2002]

                                                                                                PRO FORMA -JAS
                                                           JAS                 BERGER           INTERNATIONAL
                                                      INTERNATIONAL       IPT-INTERNATIONAL        GROWTH
                                                   GROWTH PORTFOLIO             FUND              PORTFOLIO
                                                    ----------------      -----------------     --------------
Management Fees ..............................             .65%                  .16%                 .65%
Other Expenses ...............................             .04%                 1.33%                 .04%
Total Annual Operating Expenses ..............             .69%                 2.18%                 .69%
                                                         -----                 -----                -----
   Less Fee Waivers ..........................              --                 (.98)%                  --
                                                         -----                 -----                -----
Net Expenses .................................             .69%                 1.20%                 .69%
                                                         =====                 =====                =====

         Annual Fund Operating Expenses are paid by each Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

                                     EXAMPLE

         The following example helps you compare the cost of investing in each Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

         o        $10,000 initial investment

         o        5% return for each year

         o        each Fund's operating expenses remain the same for each period

         o        redemption after the end of each period

         o        reinvestment of all dividends and distributions

         Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each time period would be:

                             FUND                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                             ----                                  ------       -------       -------       --------
JAS International Growth Portfolio--Institutional Shares .....      $ 70          $221         $  384        $  859
Berger IPT-International Fund ................................      $221          $682         $1,169        $2,513
Pro Forma--JAS International Growth
   Portfolio--Institutional Shares ...........................     $  70          $221         $  384        $  859

INVESTMENT ADVISORY FEES

         The following table compares annual investment advisory fees as a percentage of average net assets paid to Janus for each Janus Fund and to Berger for each Berger Fund. The table shows fees before any waivers or reimbursements ("Total") and fees after any waivers or reimbursements ("Net"). The fees listed are for the six month period ended June 30, 2002.


                JANUS FUNDS                      FEE                BERGER FUNDS (UNAUDITED)               FEE
                -----------                      ---                ------------------------               ---
JAS Growth Portfolio                                      Berger IPT-Growth Fund
   Total ...................................     .65%         Total .................................     .76%
   Net .....................................     .65%         Net ...................................     .75%

JAS Growth and Income Portfolio                           Berger IPT-Large Cap Growth Fund
   Total ...................................     .65%         Total .................................     .75%
   Net .....................................     .65%         Net ...................................     .75%

JAS International Growth Portfolio                        Berger IPT-International Fund
   Total ...................................     .65%         Total .................................    1.83%
   Net .....................................     .65%         Net ...................................     .85%

                              SHAREHOLDER SERVICES

PURCHASE PROCEDURES

         Berger Funds. The Berger Funds sell their shares to variable contract accounts of Participating Insurance Companies or to Qualified Plans. You may invest in shares of the Berger Funds only through this type of variable insurance contract or retirement plan. The contract account prospectus or retirement plan documents explain how to invest in the Funds, including the minimum and maximum purchase amounts. Not all of the Funds may be available under a particular plan or contract.

         Berger Fund shares are purchased at a price per share equal to the NAV next determined after the purchase request is received in good order and accepted by the Fund, or by any participating insurance company or retirement plan administrator who has been authorized by the Fund to accept requests on its behalf. The NAV of each Fund is calculated once each business day as of the close of the regular trading session on the New York Stock Exchange (normally 4:00 p.m. Eastern time). The NAV per share is calculated by dividing the total value of each Fund's investments, cash and other assets, less any liabilities, by the total outstanding shares of that Fund.

         Janus Funds. The Janus Funds sell their shares to variable contract accounts of Participating Insurance Companies or to Qualified Plans. You may invest in shares of the Janus Funds only through this type of variable insurance contract or retirement plan. The contract account prospectus or retirement plan documents explain how to invest in the Funds, including the minimum and maximum purchase amounts. Not all of the Funds may be available under a particular plan or contract.

         Janus Fund shares are purchased at a price per share equal to the NAV next determined after the purchase request is received and accepted. The NAV of each Fund is calculated once each business day as of the close of the regular trading session on the New York Stock Exchange (normally 4:00 p.m. Eastern time). The NAV per share is calculated by dividing the total value of each Fund's investments, cash and other assets, less any liabilities, by the total outstanding shares of that Fund.

REDEMPTION PROCEDURES

         Berger Funds. Shares of the Berger Funds are sold by the Funds on a continuous basis to separate accounts of Participating Insurance Companies or to Qualified Plans. Investors may not redeem shares of the Funds directly, but only through variable insurance contracts offered through separate accounts of Participating Insurance Companies or through Qualified Plans. The account prospectus or plan documents, as applicable, explains how to redeem shares of the Fund. Fund shares are redeemed at the net asset value per share next computed after receipt of a redemption order by a Fund, its authorized agent or its designee.

         Janus Funds. Shares of the Janus Funds are sold by the Funds on a continuous basis to separate accounts of Participating Insurance Companies or to Qualified Plans. Investors may not redeem shares of the Funds directly, but only through variable insurance contracts offered through separate accounts of Participating Insurance Companies or through Qualified Plans. The account prospectus or plan documents, as applicable, will explain how to redeem shares of the Fund. Fund shares are redeemed at the net asset value per share next computed after receipt of a redemption order by a Fund, its authorized agent or its designee.

REDEMPTIONS IN KIND

         Berger Funds. The Berger Funds have elected to pay redemption proceeds in cash up to $250,000 or 1% of each Fund's total value during any 90-day period for any one shareholder, whichever is less. Because larger redemptions may be detrimental to existing shareholders, the Berger Funds reserve the right to make payments in the form of portfolio securities (a redemption in kind) under unusual circumstances.

         Janus Funds. The Janus Funds also have elected to pay redemption proceeds in cash up to $250,000 or 1% of each Fund's total value during any 90-day period for any one shareholder, whichever is less. Should redemption by any shareholder exceed such limitation, the Janus Funds have the option to pay the excess in cash or in kind.

         A redemption in kind will consist of securities equal in value to the shares redeemed. In the event that a redemption in kind was made, shareholders would probably have to pay brokerage costs to sell the securities distributed to them, as well as taxes on any gain from the sale. Shareholders may have difficulty selling the securities and recovering the amount of their redemption if the securities are illiquid.

DIVIDEND POLICIES

         Berger Funds. The Berger Funds declare and pay dividends annually. The Berger Funds distribute capital gains, if any, at least annually, normally in December. Shareholders will receive dividends and distributions in the form of additional shares unless they have elected to receive payment in cash.

         Janus Funds. Dividends for the Funds are normally declared and distributed in June and December. Distributions will automatically be reinvested in additional shares unless shareholders change their distribution options.


                   INFORMATION RELATING TO THE REORGANIZATIONS

DESCRIPTION OF THE REORGANIZATIONS

         The following summary is qualified in its entirety by reference to the Reorganization Plan in Exhibit A. The Reorganization Plan provides for the Reorganizations to occur on or about March 24, 2003.

         The Reorganization Plan provides that all of the assets and liabilities of each Berger Fund will be transferred to the corresponding Janus Fund on the Closing Date of the Reorganizations. In exchange for the transfer of these assets and liabilities, the Janus Funds will simultaneously issue on the Closing Date of the Reorganizations a number of full and fractional shares of each Janus Fund to the corresponding Berger Fund equal in value to the aggregate net asset value of the corresponding Berger Fund calculated at the Effective Time.

         Following the transfer of assets and liabilities in exchange for Janus Fund shares, each Berger Fund will distribute, in complete liquidation, pro rata to its shareholders of record, all of the shares of the corresponding Janus Fund so received. Shareholders of each Berger Fund owning shares at the Effective Time will receive a number of shares of the corresponding Janus Fund with the same aggregate value as such shareholder had in the Berger Fund at the Effective Time. Such distribution will be accomplished by the establishment of accounts in the names of the Berger Funds' shareholders on the share records of the Janus Funds' transfer agent. Each account will receive the respective pro rata number of full and fractional shares of the applicable Janus Fund due to the shareholders of the corresponding Berger Fund. Each Berger Fund then will be terminated or dissolved as soon as practicable thereafter. The Janus Funds will not issue share certificates to Berger Fund shareholders in connection with the Reorganizations. Shares of the Janus Funds to be issued will have no preemptive or conversion rights.

         The Reorganization Plan contains customary representations, warranties and conditions. The Reorganization Plan provides that the consummation of the Reorganization with respect to a Berger Fund and its corresponding Janus Fund is conditioned upon, among other things: (1) approval of the Reorganization by the Berger Fund's shareholders; (2) the receipt by the Funds of a tax opinion to the effect that the Reorganization will be tax-free for federal income tax purposes to the Berger Funds, their shareholders and the Janus Funds; and (3) the establishment of an advisory board (the "Advisory Board") comprised of at least four of the former independent Board Members of the Berger Trust. The Advisory Board would be authorized to provide advice and make recommendations to the Board of Trustees of Janus Aspen Series regarding the Janus Funds into which the Berger Funds are reorganized. Each member of the Advisory Board would be compensated at the annual rate of $60,000, and the Chairman of the Advisory Board would receive an additional $5,000 annually, payable by those Janus Funds and by other funds managed by Janus into which other funds in the Berger family are reorganized. The Reorganization Plan may be terminated by mutual agreement of the Janus Trust with respect to a Janus Fund or the Berger Trust with respect to a Berger Fund, or if, before the Closing Date, any of the required conditions have not been met or the representations and warranties are not true.

COSTS OF REORGANIZATIONS

         Janus will bear the following reasonable costs associated with the Funds' participation in the Reorganizations: (a) expenses associated with the preparation and filing of this Proxy Statement/Prospectus; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund (including fees of counsel to, and independent consultants retained by, the Independent Board Members); (f) solicitation costs; (g) fees payable to the Independent Board Members for participation in any special meetings relating to the Reorganizations; and (h) other related administrative or operational costs, including the cost (if any) of continuation of directors' and officers'/errors and omissions insurance for the Independent Board Members and obtaining directors' and officers'/errors and omissions insurance for the Advisory Board discussed above. The Funds will not pay any of these expenses. The Berger Funds will pay brokerage costs of any necessary rebalancing of their investment portfolios prior to the effective date of the Reorganizations.

FEDERAL INCOME TAXES

         Each Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, neither the Berger Funds nor their shareholders will recognize taxable gain or loss as a result of the Reorganizations; the tax basis of the Janus Fund shares received by shareholders will be the same in the aggregate as the basis of the Berger Fund shares exchanged; and the holding period of the Janus Fund shares received will include the holding period of the Berger Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganizations. As a condition to the closing of the Reorganizations, the Janus Trust and the Berger Trust will receive a tax opinion to that effect. No tax ruling from the Internal Revenue Service regarding the Reorganizations has been requested. The tax opinion is not binding on the Internal Revenue Service or a court and does not preclude the Internal Revenue Service from asserting or adopting a contrary position.

         The Berger Funds will continue their investment operations while the Reorganizations are pending. Accordingly, they may realize taxable income and gains, which may have to be distributed to shareholders under the tax rules relating to mutual funds. However, such distributions should not have any tax consequences to underlying contract owners.

         As of December 31, 2001, each Berger Fund had the following unutilized capital loss carryovers:

Berger IPT-Growth Fund .................................         $  5,106,202
Berger IPT-Large Cap Growth Fund .......................           10,165,612
Berger IPT-Institutional Fund ..........................              323,870

         As of December 31, 2001, each Janus Fund had the following unutilized capital loss carryovers:

Janus Aspen Growth Portfolio..........................          $ 825,857,740
Janus Aspen Growth & Income Portfolio.................             24,326,987
Janus Aspen International Portfolio...................            397,772,820

         The final amount of unutilized capital loss carryovers for each Berger Fund is subject to change and will not be determined until the time of the Reorganizations. After and as a result of the Reorganizations, these capital loss carryovers may be subject to limitations under applicable tax laws on the rate at which they may be used in the future to offset capital gains of the Janus Funds. As a result, some or all of the capital loss carryovers may expire unutilized. The Board took this factor into account in concluding that the proposed Reorganizations would be in the best interests of the Berger Funds and their shareholders.

         THE BERGER FUNDS MAY SELL SECURITIES BEFORE THE REORGANIZATIONS, WHETHER IN THE ORDINARY COURSE OF BUSINESS OR IN ANTICIPATION OF THE REORGANIZATIONS. AFTER THE CLOSING, THE JANUS FUNDS MAY DISPOSE OF CERTAIN SECURITIES RECEIVED FROM THE CORRESPONDING BERGER FUNDS. SUCH SALES MAY RESULT IN TRANSACTION COSTS AND CAPITAL GAINS (OR LOSSES). ALTHOUGH VARIABLE INSURANCE AND ANNUITY CONTRACTS OFFERED BY PARTICIPATING INSURANCE COMPANIES AND QUALIFIED PLANS ARE GENERALLY TAX-DEFERRED INVESTMENTS, CONTRACT OWNERS MAY WANT TO CONSULT THEIR OWN TAX ADVISERS CONCERNING ANY POTENTIAL TAX CONSEQUENCES OF THE REORGANIZATIONS.

CAPITALIZATION

         The following table sets forth, as of June 30, 2002, the capitalization of each Janus Fund, the capitalization of each Berger Fund, and the unaudited pro forma combined capitalization of the Janus Funds assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity.

                                                                                   NET ASSET
                                                                                   VALUE PER          SHARES
                          FUND                                    NET ASSETS         SHARE         OUTSTANDING
                          ----                                    ----------       ---------       -----------
JAS Growth Portfolio--Institutional Shares ................     $1,938,422,215        $16.78       115,505,767

Berger IPT-Growth Fund (Unaudited).........................     $    5,470,009        $ 7.70           710,112
Pro Forma--JAS Growth Portfolio (Unaudited) ...............     $1,943,892,224        $16.78       115,831,751

JAS Growth and Income Portfolio--Institutional Shares .....     $   72,706,853        $13.26         5,483,228
Berger IPT-Large Cap Growth Fund (Unaudited)..............      $   20,106,334        $12.95         1,552,950
Pro Forma--JAS Growth and Income Portfolio (Unaudited) ....     $   92,813,187        $13.26         6,999,543

JAS International Growth Portfolio--Institutional
   Shares .................................................     $  763,141,562        $20.55        37,140,125

Berger IPT-International Fund (Unaudited)..................     $    8,897,911        $ 9.23           422,520
Pro Forma --JAS International Growth Portfolio
   (Unaudited) ............................................     $  767,039,473        $20.55        37,329,804

BOARD CONSIDERATIONS

         As discussed above, the Reorganizations are part of an initiative to restructure and streamline the management and operation of funds advised by Janus and Berger. Janus first proposed the Reorganizations to the Independent Board Members of the Berger Trust at a meeting held on [__________]. See "Synopsis -- Introduction" above. This initiative includes several components:
(1) a change in branding to offer all funds advised by Stilwell affiliates under the Janus name; (2) the combination of certain Berger Funds with a growth investment style into similar Janus Funds currently offered to the public; (3) the combination of certain Berger Funds with a value investment style into newly-created Janus funds; (4) the liquidation of certain small Berger Funds that are unlikely to reach an efficient operating size; (5) the elimination of the master-feeder structure for international products; and (6) the implementation of the fee structure and services currently in place for the Janus Funds.

         The Independent Board Members of the Berger Trust reviewed the potential implication of these proposals for the Reorganizations discussed in this Proxy Statement/Prospectus as well as various other Berger Funds for which they serve as Board Members. They were assisted in this review by their independent legal counsel and by independent consultants with special expertise in financial and mutual fund matters.

         On November 26, 2002, the Board of the Berger Trust, including the Independent Board Members, voted unanimously to approve the Reorganizations and to recommend their approval to shareholders. In reviewing the Reorganizations, the Board, including the Independent Board Members, was presented with information to assist it in evaluating the Reorganizations, such as: (1) the terms and conditions of the Reorganizations; (2) the compatibility of the Funds' objectives, limitations and policies; (3) performance history for the Funds; (4) pro forma and/or estimated expense ratios for the Janus Funds and any changes in fees to be paid or borne by shareholders of the Funds (directly or indirectly) after the Reorganizations; (5) the potential economies of scale to be gained from the Reorganizations; (6) the fact that each Reorganization is expected to be free from federal income taxes; (7) the fact that the Janus Funds will assume all of the liabilities of the Berger Funds; (8) the fact that the Reorganization expenses incurred by the Funds will be borne by Janus and not the Funds; and (9) the fact that services to be provided to shareholders of the Berger Funds after the Reorganizations would be similar to those currently provided.

         At the meeting, the Board Members, including all of the Independent Board Members, determined that the Reorganizations are in the best interests of each Berger Fund and their shareholders and that the interests of existing Berger Fund shareholders will not be diluted as a result of the Reorganizations. The Board Members, including the Independent Board Members, concluded that the proposed Reorganizations were the best course available to the Berger Funds from among the possible alternatives, including liquidation. In reaching that conclusion, the Board Members noted that each Berger Fund will have substantially similar investment objectives and compatible policies to those of the corresponding Janus Fund and that the Berger Funds would not bear any expenses in connection with the Reorganization. The Boards also noted the lower expense ratios of the Janus Funds.

         BASED ON THIS INFORMATION, THE BOARD MEMBERS OF THE BERGER TRUST UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH BERGER FUND APPROVE THE REORGANIZATION FOR THEIR FUND.

                               SHAREHOLDER RIGHTS

JANUS TRUST

         General. The Janus Trust is an open-end management investment company which was established as a Delaware statutory trust pursuant to a Trust Instrument dated May 19, 1993. The Janus Trust is also governed by its bylaws and Delaware state law.

         Shares. The Janus Trust is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $.001, from an unlimited number of series of shares. Currently, Janus Trust consists of fourteen separate investment series, all of which offer one to three classes of shares. Shares of each Janus Fund have no preemptive, conversion or subscription rights.

         Voting Rights. On any matter submitted to a vote of shareholders of the Janus Funds, all Funds (and classes, as applicable) generally vote together as a single group, except where a separate vote by Fund (or class) is required by law or where the interests of the Fund (or class) differ from the other Funds. Shareholders of each Janus Fund are entitled to one vote for each share owned and for each fractional share owned, a proportionate fractional vote.

         A Participating Insurance Company issuing a variable insurance contract or a Qualified Plan will vote shares in the separate account as required by law (i.e., pass-through voting). A Participating Insurance Company or Qualified Plan is required to request voting instructions from policy owners and must vote shares in the separate account, including shares for which no instructions have been received, in proportion to the voting instructions received.

         Shareholder Meetings. The Janus Trust is not required to hold annual meetings of shareholders, but may hold special meetings of shareholders under certain circumstances. A special meeting of shareholders for the purpose of considering the removal of a Janus board member (a "Board Member" for the purposes of referring to board members of the Janus Trust) may be called by the Board Members or on the request of shareholders owning at least 10% of the outstanding shares of the Trust. Other Special Shareholder meetings shall be called by the Board Members and shall be called by the Board Members upon the written two-thirds of the outstanding shares entitled to vote.

         Election and Term of Trustees. The Janus Trust's operations are overseen by the Board Members under Delaware state law. Subject to 1940 Act requirements, Board Members may be elected by shareholders or appointed by the Board. Board Members hold office until the termination of the Trust or their earlier death, retirement, resignation, incapacity or removal. A Board Member of the same Trust may be removed at any time by written instrument signed by all of the remaining trustees or by a vote or written request of shareholders holding two-thirds of the outstanding shares.

         Shareholder Liability. The Janus Trust's Trust Instrument contains an indemnification provision for any shareholder liability and Delaware law provides that shareholders are not liable for obligations of the Fund and the Trust's Trust Instrument disclaims shareholder liability for acts or obligations of the Funds.

         Board Member Liability. The Board Members of the Janus Trust generally are not liable for any obligation of the Trust. The Janus Trust will indemnify its Board Members against all liabilities and expenses, except for those arising from the Board Member's willful misfeasance, bad faith, gross negligence or reckless disregard of such trustee's duties.

THE BERGER TRUST

         General. The Berger Trust is an open-end management investment company and was established as a Delaware statutory trust pursuant to a Trust Instrument dated October 17, 1995. The Berger Trust is also governed by its bylaws and Delaware state law.

         Shares. The Berger Trust is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $.01, from an unlimited number of series of shares. Currently, the Berger Trust consists of [four] separate investment series. The Berger Trust does not offer classes of shares. The shares of the Berger Fund have no preference as to conversion features, exchange privileges or other attributes and have no preemptive rights.

         Voting Rights. On any matter submitted to a vote of shareholders of the Berger Trust, all shares entitled to vote are voted on by individual series or class, except that shares are voted in the aggregate and not by individual series or class in the election of trustees of the Trust and on all matters relating to the

Trust as a whole. Each full share of each Fund has one vote and each fractional share has a proportionate fractional vote.

         Shareholder Meetings. The Berger Trust is not required to hold annual meetings of shareholders, but may hold special meetings of shareholders under certain circumstances. A special meeting of shareholders for the purpose of considering the removal of a Board Member may be called by the Board Members or on the request of shareholders owning at least 10% of the outstanding shares of the Trust. Special meetings for other purposes may be called by the Board Members or at the request of shareholders owning at least 25% of the outstanding shares of the Trust.

         Election and Term of Board Members. The Berger Trust's affairs are supervised by Board Members under Delaware state law. Subject to 1940 Act requirements, Board Members may be elected by shareholders or appointed by the Board. Board Members of the Berger Trust hold office until their successors are duly elected and qualified, or until their death, resignation, retirement, removal or mental or physical incapacity. A Board Member may be removed at any time by unanimous written consent of the remaining Board Members or by a vote of shareholders holding two-thirds of the outstanding shares.

         Shareholder Liability. Pursuant to Delaware law and the Trust Instrument of the Berger Trust, shareholders of the Trust are not personally liable for the acts, omissions, liabilities or obligations of any kind of the Trust or any Fund.

         Board Member Liability. The Board Members of the Berger Trust generally are not personally liable for any obligation of the Trust. The Trust will indemnify its Board Members against all liabilities and expenses, except for those arising from a Board Members' willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

         THE FOREGOING IS ONLY A SUMMARY OF CERTAIN RIGHTS OF SHAREHOLDERS OF THE JANUS TRUST AND THE BERGER TRUST UNDER THEIR GOVERNING CHARTER DOCUMENTS, BYLAWS AND STATE LAW AND IS NOT A COMPLETE DESCRIPTION OF PROVISIONS CONTAINED IN THOSE SOURCES. SHAREHOLDERS SHOULD REFER TO THE PROVISIONS OF THOSE DOCUMENTS AND STATE LAW DIRECTLY FOR A MORE THOROUGH DESCRIPTION.

                             ADDITIONAL INFORMATION

         Information concerning the operation and management of the Janus Funds is included in the current Prospectus and Statement of Additional Information relating to those Funds, which are incorporated herein by reference insofar as they relate to the Janus Funds participating in the Reorganizations. No other part of the Statement of Additional Information is incorporated herein. A copy of the prospectus for the Janus Fund(s) into which your Berger Fund(s) is reorganizing accompanies this Proxy Statement/Prospectus. Additional information about the Janus Funds is included in the Statement of Additional Information dated May 1, 2002, as amended and/or supplemented, which is available upon request and without charge by calling 1-800-525-3713 or by contacting your Participating Insurance Company or Qualified Plan Administrator.

         Information about the Berger Funds is included in the current prospectuses relating to those Funds dated May 1, 2002, which are incorporated herein by reference insofar as such prospectuses relate to the Berger Funds participating in the Reorganizations. Additional information is included in the Statements of Additional Information of the Berger Funds dated May 1, 2002, which are available upon request and without charge by calling 1-800-551-5849 or by contacting your Participating Insurance Company or Qualified Plan Administrator.

         The Janus Funds and the Berger Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith file reports and other information, including proxy material and charter documents, with the SEC. These items may be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's regional offices in New York at 233 Broadway, New York, New York 10279, and in Chicago at 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604. Copies of such items can be obtained from the Public Reference Branch, Office of Consumer Affairs, SEC, Washington, D.C. 20549, at prescribed rates.

FISCAL YEAR END AND FINANCIAL STATEMENTS

         The fiscal year end of each Fund is December 31.

         The financial statements of the Janus Funds contained in the Janus Aspen Series' annual report to shareholders for the fiscal year ended December 31, 2001 have been audited by PricewaterhouseCoopers LLP, their independent accountants. These financial statements, together with the unaudited financial statements of the Janus Aspen Series contained in the semi-annual report for the six months ended June 30, 2002, are incorporated by reference into this Proxy Statement/Prospectus insofar as such financial statements relate to the Janus Funds participating in the Reorganizations.

         The financial statements of the Berger Funds are contained in the Berger IPT Funds' annual report to shareholders for the fiscal year ended December 31, 2001 and have been audited by PricewaterhouseCoopers LLP, their independent accountants. These financial statements, together with the unaudited financial statements of the Berger IPT Funds contained in the semi-annual report for the six months ended June 30, 2002, are incorporated by reference into this Proxy Statement/Prospectus insofar as such financial statements relate to the Berger Funds participating in the Reorganizations.

         The Janus Funds and the Berger Funds each will furnish, without charge, a copy of their most recent semiannual report succeeding such annual report, if any, on request. Requests should be directed to the Janus Funds at P.O. Box 173375, Denver, Colorado 80217-3375, or by calling 1-800-525-3713, and to the
Berger Funds at P.O. Box 219958, Kansas City, Missouri 64121-9958, by calling 1-800-551-5849 or by contacting your Participating Insurance Company or Qualified Plan Administrator.

         THE BOARD OF THE BERGER TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION FOR YOUR FUND.

         PROPOSAL 2: TO RATIFY AN INTERIM ADVISORY AGREEMENT WITH JANUS
                           (BERGER IPT-GROWTH FUND AND
                     BERGER IPT-LARGE CAP GROWTH FUND ONLY)


         Until December 16, 2002, Berger served as investment adviser to the Berger IPT-Growth Fund and the Berger IPT-Large Cap Growth Fund pursuant to an investment advisory agreement between Berger and the Berger Trust on behalf of each such Berger Fund (the "Berger Advisory Agreements"). As a result of the Stilwell Consolidation, Berger will become a wholly owned subsidiary of Janus on or before December 31, 2002. It is expected that Berger will be consolidated into Janus in 2003 and will cease to exist. On November 26, 2002, the Berger Trust Board voted to terminate the Berger Advisory Agreements with respect to Berger IPT-Growth Fund and Berger IPT-Large Cap Growth Fund as of December 16, 2002, and Berger waived its rights to notice of termination under the Agreement. For information about the Stilwell Consolidation, see "Proposal 1: Synopsis -- Introduction."

         In connection with their approval of the Reorganizations and in anticipation of the Stilwell Consolidation, the Board Members of the Berger Trust, including the Independent Board Members, approved an Interim Advisory Agreement for the Berger IPT-Growth Fund and the Berger IPT-Large Cap Growth Fund with Janus at a meeting held on November 26, 2002. For more information about Janus, please see "Proposal 1: Investment Management and Performance -- Investment Adviser." Pursuant to the Interim Advisory Agreements, Janus began serving as investment adviser and manager to Berger IPT-Growth Fund and Berger IPT-Large Cap Growth Fund on December 16, 2002. The Interim Advisory Agreements provide that compensation earned by Janus thereunder between December 16, 2002 and the Closing Date of the Reorganizations will be held in an interest-bearing account. The Interim Advisory Agreements are being proposed for ratification by shareholders of the Berger IPT-Growth Fund and the Berger IPT-Large Cap Growth Fund. A form of Interim Advisory Agreement is attached as Exhibit B. The differences between the Interim Advisory Agreement and the Berger Advisory Agreement are described below. If shareholders of a Berger Fund ratify the Interim Advisory Agreement, the amount held in the escrow account under the Interim Advisory Agreement with respect to that Fund, plus interest, will be paid to Janus. If shareholders of a Berger Fund do not ratify the Interim Advisory Agreement, Janus will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement with respect to that Fund or the total amount in the escrow account, plus interest earned.

COMPARISON OF THE BERGER AND INTERIM ADVISORY AGREEMENTS

         Investment Advisory Services. Under each Berger Advisory Agreement, Berger managed the overall investment operations of the Fund. Pursuant to each Berger Advisory Agreement, Berger was responsible for furnishing continuous advice and recommendations as to what securities and other assets of the Fund would be acquired, held, disposed of or loaned, in conformity with the investment objective, policies and restrictions and the other statements concerning the Fund in the Berger Trust's charter documents and registration statements, any order issued to the Berger Trust by the SEC, and the provisions of the Code, applicable to the Trust as a registered investment company or required to maintain compliance with any diversification provision applicable to insurance company separate accounts or qualified plans investing in the Trust. Each Berger Advisory Agreement provided that Berger would also cause its officers to attend meetings and furnish certain oral and written reports, including economic, operational and investment data, and place orders for or supervise the purchase and sale of securities for investments of each Fund.

         Each Berger Advisory Agreement authorized and directed Berger, absent instructions from the Berger Trust to the contrary, to place Fund portfolio transactions only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates. Each Berger Advisory Agreement also described the circumstances under which Berger would pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged, as well as Berger's other brokerage practices with respect to the Fund.

         The Berger Advisory Agreements for Berger IPT-Growth Fund and Berger IPT- Large Cap Growth Fund provided that Berger's investment advice and recommendations would be treated as being advisory only and that the Board Members, or officers to whom the Board Members have so delegated, would have the power to authorize actions with respect to portfolio transactions.

         Each Interim Advisory Agreement contains provisions substantially similar to the corresponding Berger Advisory Agreement, except that the Interim Advisory Agreements for Berger IPT-Growth Fund and Berger IPT-Large Cap Growth Fund do not contain the provisions relating to treating the adviser's advice as advisory only and to the Board having the power to authorize actions with respect to portfolio transactions. In addition, each Interim Advisory Agreement allows Janus to aggregate purchase and sale orders on behalf of the Fund with simultaneous purchase and sale orders on behalf of other Janus clients.

         Expenses. Each Berger Advisory Agreement provided that Berger would pay all its own costs and expenses incurred in fulfilling its obligations under the Agreement, as well as rental of offices of the Berger Trust and reasonable compensation, fees and related expenses of the Berger Trust's officers and Board Members, except for Board Members who are not interested persons of Berger. Each Berger Advisory Agreement also provided that the Berger Trust would pay all expenses incidental to its operations and business not specifically assumed or agreed to be paid by Berger thereunder, provided, however, that, to the extent Berger performed certain administrative and clerical functions, the Berger Trust would compensate or reimburse Berger for its expenses incurred as Berger and the Berger Trust agreed from time to time. Berger provided administrative services to each Fund pursuant to a separate agreement for no additional compensation.

         The Berger Advisory Agreements for Berger IPT-Growth Fund and Berger IPT-Large Cap Growth Fund provided that Berger would pay all expenses of promoting the sales of shares of the Fund other than expenses incurred in complying with the laws applicable to the offer, issue or sale of Fund shares. The Interim Advisory Agreements do not contain this provision.

         The Interim Advisory Agreements contain substantially similar provisions, except that the Interim Advisory Agreements do not provide that the adviser pays expenses of promoting the sale of Fund shares.

         [As a result, since December 16, 2002, Janus has been providing the Berger Funds administrative services pursuant to a separate agreement for no additional compensation.]

         Compensation. In return for the services provided under each Berger Advisory Agreement, each Fund paid Berger an advisory fee which was accrued daily and payable monthly. The advisory fee rates under each Interim Advisory Agreement are the same as the rates under the corresponding Berger Advisory Agreement. For the Berger IPT-Growth Fund and the Berger IPT-Large Cap Growth Fund, the annual advisory fee rate is .75% of the first $500 million of average daily net assets of the Fund, .70% of the next $500 million of average daily net assets and .65% on any part of the Fund's average daily net assets in excess of $1 billion. Each Interim Advisory Agreement also contains the escrow provisions described above. For information on the advisory fees paid to Berger with respect to each Fund for the six month period ended June 30, 2002, please see "Proposal 1: Investment Management and Performance -- Investment Advisory Fees."

         Liability of Investment Adviser. Each Berger Advisory Agreement provided that Berger, any affiliate of Berger performing services for the Berger Trust contemplated thereunder and any managers, members, owners and officers of Berger and such affiliates would not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of their respective duties, or by reason of reckless disregard of their respective obligations and duties under the Agreement and except to the extent otherwise provided by law. Each Interim Advisory Agreement contains substantially similar provisions.

         Termination of the Agreements. Each Berger Advisory Agreement provided that it would terminate automatically in the event of its assignment. Each Berger Advisory Agreement also provided that it could be terminated without penalty upon sixty (60) days' written notice by either party. Each Fund could terminate its Berger Advisory Agreement either by the vote of a majority of the outstanding voting securities of the Fund or by the Board. Each Interim Advisory Agreement contains substantially similar provisions, except that each Interim Advisory Agreement may be terminated by the Board without penalty upon ten (10) days' written notice to Janus. In addition, unless terminated sooner, each Interim Advisory Agreement remains in effect until the earlier of May 15, 2003 (which is 150 days from the effective date of the Agreement) or the effective date of the Reorganizations.

         Each Berger Advisory Agreement provided that, as soon as reasonably practicable following termination of the Agreement, the Company will cease to use "Berger" in the Fund's name if Berger ceases to serve as investment adviser. The Interim Advisory Agreements do not contain this provision.

         If shareholders of a Fund ratify the Interim Advisory Agreement but do not approve the Reorganization for their Fund, Janus will receive the fees held in escrow but the Interim Advisory Agreement would terminate by its terms on May 15, 2003.

BOARD CONSIDERATIONS

         In connection with their approval of the Reorganizations, the Boards considered the anticipated consolidation of Berger into Janus and the likely retention of Berger portfolio management personnel through the Closing of the Reorganizations. (See Proposal 1 for more information regarding the Board's evaluation.) As a result, the Board proposed that Janus assume management responsibility for the Berger Funds in the interim. In determining whether Janus should assume management responsibility of the Berger Funds on an interim basis, the Board requested and reviewed various materials including materials provided by Janus and by independent parties. These materials included information regarding Janus and its affiliates, and their respective personnel, operations and financial condition. Janus also provided its Form ADV filed with the SEC, and information regarding the performance records of mutual funds currently managed by Janus. The Board Members met with senior officers of Janus and its affiliates, and such personnel were available to discuss the operations of Janus.

         The Board Members considered a number of factors in reviewing the Interim Advisory Agreements with Janus, including the similarities between the Berger Advisory Agreements and the Interim Advisory Agreements, particularly the fact that the advisory fee rates are the same. [The Board Members also considered the nature and quality of the services provided by Janus to funds already managed by Janus. In reviewing the quality of services provided to those funds, the Board Members considered comparative performance information.] The Board Members reviewed the financial condition and profitability of Janus and the quality and depth of Janus's organization in general. The Board Members also considered the soft-dollar practices of Janus. The Board Members considered the fees to be paid to Janus for investment advisory services. In connection with their review of such fees, the Board Members noted that the advisory fee rates of the Interim Advisory Agreements are identical to the current rates.

         Based on their review, the Board Members, including the Independent Board Members, concluded that the proposed advisory fees under the Interim Advisory Agreements are fair and that shareholders should receive reasonable value in return for paying such fees.

         BASED ON THIS INFORMATION, THE BOARD OF THE BERGER TRUST RECOMMENDS THAT THE SHAREHOLDERS OF EACH APPLICABLE BERGER FUND VOTE FOR RATIFYING THE INTERIM ADVISORY AGREEMENT FOR THEIR FUND.

                                 VOTING MATTERS

GENERAL INFORMATION

         This solicitation is being made primarily by the mailing of this Proxy Statement/Prospectus and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of Janus. In addition, Georgeson Shareholder Communications, Inc. ("GS"), a professional proxy solicitation firm, may be paid to solicit shareholders of the Berger Funds. The total cost of such services is estimated to be $1,000. The cost of preparing, printing and mailing the Proxy Statement/Prospectus, and all other costs incurred in connection with the solicitation of proxies, including the fees of GS, will be paid by Janus. Janus also will reimburse brokerage firms and other financial intermediaries for their reasonable expenses in forwarding solicitation materials to the beneficial owners of shares.

         The Berger Trust may arrange to have votes recorded by telephone. If the Trust records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize voting in accordance with their instructions and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked in the same manner as proxies voted by mail may be revoked.

         The Berger Trust may also arrange to have votes submitted over the Internet. In order to use this feature, you should go to www.proxyvote.com and enter the control number set forth on your proxy card(s). You will be prompted to follow a simple set of instructions. Proxies voted on the Internet may be revoked in the same manner as proxies voted by mail may be revoked.

VOTING RIGHTS AND REQUIRED VOTE

         Shareholders of each Berger Fund are entitled to one vote for each full share held and are entitled to fractional votes for fractional shares. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Berger Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

         Due to the pass-through voting structure of variable insurance and annuity contracts, the Participating Insurance Companies and Qualified Plans will vote shares in the separate accounts. However, they are required by law to request voting instructions from contract owners and must vote shares in the separate account, including shares for which no instructions have been received, in proportion to the voting instructions received.

         One-third of the outstanding shares of each Fund entitled to vote, present in person or by proxy, constitutes a quorum.

         For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "nonvotes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, shareholders are encouraged to forward their voting instructions promptly. Abstentions and broker nonvotes will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

         For each Berger Fund, approval of a Reorganization and ratification of the Interim Advisory Agreement (for Berger IPT-Growth Fund and Berger IPT-Large Cap Growth Fund only) with Janus requires the affirmative vote with respect to any Fund of the lesser of (1) 67% of the outstanding shares of the Fund present at the Meetings if more than 50% of the shares of the Fund outstanding on the Record Date are present in person or by proxy or (2) more than 50% of the shares of the Fund outstanding on the Record Date.

         Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or, if no specification is made, the shares will be voted "FOR" the approval of each proposal.

         If sufficient votes in favor of the proposals set forth in the Notice of Special Meetings are not received by the time scheduled for a Meeting, the holders of a majority of shares present in person or by proxy at the Meeting and entitled to vote at the Meeting, whether or not sufficient to constitute a quorum, may adjourn the Meeting. The persons named as proxies will vote in favor of such adjournment if they determine that each adjournment and additional solicitation are reasonable and in the interests of shareholders. Any business that might have been transacted at a Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. The costs of any additional solicitation and of any adjourned session(s) will be borne by Janus.

RECORD DATE AND OUTSTANDING SHARES

         Only shareholders of record of the Berger Funds at the close of business on January 7, 2003 (the "Record Date") are entitled to notice of and to vote at the Meeting and any postponement or adjournment thereof. In this case, shareholders consist primarily of Participating Insurance Companies and Qualified Plans. Therefore, the following figures represent the number of Participating Insurance Companies and Qualified Plans, and do not reflect the number of underlying contract owners. However, Participating Insurance Companies and Qualified Plans are required by law to vote shares on the separate accounts per the instructions given by the contract owner(s). At the close of business on the Record Date, the following number of shares were outstanding and entitled to vote:

            NAME OF FUND                     TOTAL NUMBER OF SHARES OUTSTANDING
            ------------                     ----------------------------------
Berger IPT-Growth Fund ..................
Berger IPT-Large Cap Growth Fund ........
Berger IPT-International Fund ...........

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Janus Funds. The officers and Board Members of the Janus Aspen Series Portfolios cannot directly own shares of the portfolios without purchasing an insurance contract through a Participating Insurance Company or through a Qualified Plan. [As a result, as of the Record Date, the officers and Board Members of the Janus Trust as a group beneficially owned less than 1% of the outstanding shares of each Janus Fund.] As of the Record Date, to the best of the knowledge of the Janus Trust, the following persons owned of record or beneficially 5% or more of the outstanding shares of the following Janus Funds:

      NAME AND ADDRESS     FUND      PERCENTAGE OWNERSHIP      TYPE OF OWNERSHIP
      ----------------     ----      --------------------      -----------------


         Berger Funds. The officers and Board Members of the Berger Trust cannot directly own shares of the portfolios without purchasing an insurance contract through a Participating Insurance Company or through a Qualified Plan. [As a result, as of the Record Date, the officers and Board Members of the Berger Trust as a group beneficially owned less than 1% of the outstanding shares of each Berger Fund.]

As of the Record Date, to the best of the knowledge of the Berger Trust, the following persons owned of record or beneficially 5% or more of the outstanding shares of the following Berger Funds:

      NAME AND ADDRESS     FUND      PERCENTAGE OWNERSHIP      TYPE OF OWNERSHIP
      ----------------     ----      --------------------      -----------------


                                 OTHER BUSINESS

         The Board of the Berger Trust knows of no other business to be brought before the Meetings. However, if any other matters come before the Meetings, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                              SHAREHOLDER INQUIRIES

         Contract owner inquiries may be addressed to the applicable Participating Insurance Company or Qualified Plan Administrator.

         SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO VOTE USING THE METHODS DESCRIBED ON THE ENCLOSED PROXY CARD OR IN PERSON AT THE MEETING.


                                          By Order of the Board of Trustees,

                                          ---------------------------------
                                          Sue Vreeland
                                          Secretary

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 10th day of December, 2002, by and among Janus Aspen Series, a Delaware business trust, with its principal place of business at 100 Fillmore Street, Denver, Colorado 80206-4923 (the "Acquiring Trust"), with respect to Janus Aspen Growth Portfolio, Janus Aspen Growth and Income Portfolio and Janus Aspen International Growth Portfolio, each a separate series of the Acquiring Trust (each an "Acquiring Fund" and, collectively, the "Acquiring Funds"), and Berger Institutional Products Trust, a Delaware statutory trust, with its principal place of business at 210 University Boulevard, Suite 900, Denver, Colorado 80206 (the "Selling Trust"), with respect to Berger IPT - Growth Fund, Berger IPT - Large Cap Growth Fund and Berger IPT - International Fund, each a separate series of the Selling Trust (each a "Selling Fund" and, collectively, the "Selling Funds"), and Janus Capital Management LLC ("Janus"), the investment adviser to the Acquiring Funds (for purposes of paragraph 9.1 of the Agreement only).

         This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of each Selling Fund in exchange for Institutional Shares of beneficial interest, $.001 par value per share, of its corresponding Acquiring Fund ("Acquiring Fund Shares") as set forth on Schedule A attached hereto; (ii) the assumption by each Acquiring Fund of all of the liabilities of each Selling Fund; and (iii) the distribution, after the Closing Date(s) hereinafter referred to, of each Acquiring Fund Shares to the shareholders of each Selling Fund and the termination, dissolution and complete liquidation of each Selling Fund as provided herein, all upon the terms and conditions set forth in this Agreement (each a "Reorganization").

         WHEREAS, each Acquiring Fund and each Selling Fund is a separate series of the Acquiring Trust and Selling Trust, respectively, and the Acquiring Trust and the Selling Trust are open-end, registered management investment companies and each Selling Fund owns securities that generally are assets of the character in which its corresponding Acquiring Fund is permitted to invest;

         WHEREAS, each Acquiring Fund is authorized to issue its shares of beneficial interest;

         WHEREAS, the Trustees of the Acquiring Trust have determined that the Reorganization, with respect to each Acquiring Fund, is in the best interests of such Acquiring Fund and that the interests of the existing shareholders of such Acquiring Fund will not be diluted as a result of the Reorganization;

         WHEREAS, the Trustees of the Selling Trust have determined that the Reorganization, with respect to each Selling Fund, is in the best interests of such Selling Fund and that the interests of the existing shareholders of such Selling Fund will not be diluted as a result of the Reorganization;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                   ARTICLE I

     TRANSFER OF ASSETS OF THE SELLING FUNDS IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF SELLING FUNDS' LIABILITIES AND LIQUIDATION
                              OF THE SELLING FUNDS

         1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Selling Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to its corresponding Acquiring Fund as set forth on Schedule A. In exchange, each Acquiring Fund agrees: (i) to deliver to its corresponding Selling Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Selling Fund's assets net of any liabilities of the Selling Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner as of the time and date set forth in paragraph 2.2; and (ii) to assume all of the liabilities of the Selling Fund. Such transactions shall take place at the closing (the "Closing") provided for in paragraph 3.1.

         1.2 ASSETS TO BE ACQUIRED. The assets of each Selling Fund to be acquired by its corresponding Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of such Selling Fund on its respective Closing Date.

         Each Selling Fund has provided its corresponding Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Selling Fund's assets as of the date of such statements. Each Selling Fund hereby represents that, as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Selling Fund shares and the payment of normal operating expenses, dividends and capital gains distributions.

         Each Selling Fund will, within a reasonable period of time before its respective Closing Date, furnish each Acquiring Fund with a list of the Selling Fund's portfolio securities and other investments. Each Acquiring Fund will, within a reasonable time before its respective Closing Date, furnish its corresponding Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to above that do not conform to the Acquiring Fund's investment objectives, policies and restrictions. A Selling Fund, if requested by its corresponding Acquiring Fund, will dispose of securities on the Acquiring Fund's list before its Closing Date. In addition, if it is determined that the portfolios of a Selling Fund and its Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of its Closing Date. Notwithstanding the foregoing, nothing herein will require a Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund's Trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Selling Fund.

         1.3 LIABILITIES TO BE ASSUMED. Each Selling Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before its respective Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Selling Fund's liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date and whether or not specifically referred to in this Agreement. Each Selling Fund's liabilities specifically include obligations to the independent trustees of the Selling Trust under any deferred compensation plan.

         1.4 STATE FILINGS. Prior to each Closing Date, the Selling Trust shall make any filings with the State of Delaware that may be required under the laws of the State of Delaware, effective as of each respective Closing Date.

         1.5 LIQUIDATION AND DISTRIBUTION. On or as soon after its Closing Date as is conveniently practicable, but in no event later than 12 months after the Closing Date (the "Liquidation Date"): (a) each Selling Fund will distribute in complete liquidation of the Selling Fund, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1) (the "Selling Fund Shareholders"), all of the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Selling Fund Shareholders and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. The Acquiring Funds shall assume the share records received from the Selling Funds are valid, current and accurate and that such transfers to shareholders are valid, proper and correct. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

         1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of each Acquiring Fund's transfer agent. Shares of each Acquiring Fund will be issued simultaneously to its corresponding Selling Fund, in an amount equal in value to the aggregate net asset value of each Selling Fund's shares, to be distributed to Selling Fund Shareholders.

         1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of each Selling Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Selling Fund.

         1.9 TERMINATION AND DISSOLUTION. Each Selling Fund shall be terminated and dissolved promptly following its respective Closing Date and the making of all distributions pursuant to paragraph 1.5.

         1.10 BOOKS AND RECORDS. All books and records of each Selling Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder, shall be available to the corresponding Acquiring Fund from and after its respective Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following its respective Closing Date.

         1.11 RELATIONSHIP OF TRANSACTIONS. Subject to the conditions set forth in this Agreement, the failure of one of the Selling Funds to consummate the transactions contemplated hereby shall not affect the consummation or validity of the Reorganization with respect to any other Selling Fund, and the provisions of this Agreement shall be construed to effect this intent, including, without limitation, as the context requires, construing the terms "Acquiring Fund" and "Selling Fund" as meaning only those series of the Acquiring Trust and the Selling Trust, respectively, which are involved in the Reorganization as of the Closing Date(s).

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of a Selling Fund's assets to be acquired by its corresponding Acquiring Fund hereunder shall be the value of such assets as of the close of regular trading on the New York Stock Exchange ("NYSE") on the business day immediately prior to each Closing Date (such time and date being hereinafter called a "Valuation Date"), after the declaration and payment of any dividends on that date, using the valuation procedures set forth in the trust instrument of the Acquiring Trust and the Acquiring Fund's then-current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in the Acquiring Trust's trust instrument and the Acquiring Fund's then-current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.3 SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the corresponding Selling Fund's assets shall be determined by dividing the value of the assets with respect to shares of the Selling Fund determined in accordance with paragraph 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with paragraph 2.2.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by or under the direction of each Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act.

                                  ARTICLE III

                           CLOSINGS AND CLOSING DATES

         3.1 CLOSING DATES. The Closing shall occur on [March 24, 2003], or such other date(s) as the parties may agree to in writing (each a "Closing Date" and collectively, the "Closing Dates"). Unless otherwise provided, all acts taking place at the Closing(s) shall be deemed to take place as of immediately after the close of regular trading on the Valuation Date. The Closing shall be held at the offices of Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, or at such other time and/or place as the parties may agree.

         3.2 CUSTODIAN'S CERTIFICATE. Each Selling Fund shall cause its Custodian, State Street Bank and Trust Company (the "Custodian"), to deliver at the Closing(s) a certificate of an authorized officer stating that: (a) each Selling Fund's portfolio securities, cash and any other assets have been delivered in proper form to its corresponding Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund. The Selling Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian for the Selling Fund to the custodian for the Acquiring Fund for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Selling Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.

         3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of an Acquiring Fund or a Selling Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of an Acquiring Fund or a Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

         3.4 TRANSFER AGENT'S CERTIFICATE. Each Selling Fund shall cause its transfer agent, DST Systems, Inc., to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Selling Fund Shareholders as of the applicable Closing Date, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. Each Acquiring Fund shall issue and deliver or cause Janus Services LLC, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Dates to the Secretary of the Selling Trust or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing(s), each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUNDS. The Selling Trust, on behalf of each Selling Fund, represents and warrants to the Acquiring Trust, on behalf of each corresponding Acquiring Fund, as follows:

                  (a) The Selling Fund is a legally designated, separate series of a statutory trust that is duly organized, validly existing and in good standing under laws of the State of Delaware.

                  (b) The Selling Trust is registered as an open-end management investment company under the 1940 Act, and the Selling Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the "1933 Act") and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not in violation of, and the execution, delivery and performance of this Agreement (subject to shareholder approval) will not result in the violation of, any provision of the Selling Trust's trust instrument or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before its applicable Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.2 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (g) The financial statements of the Selling Fund as of December 31, 2001 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Funds) fairly reflect the financial condition of the Selling Fund as of December 31, 2001, and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.

                  (h) Since the date of the financial statements referred to in paragraph (g) above, there have been no material adverse changes in the Selling Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this paragraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) All federal and other tax returns and reports of the Selling Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) All issued and outstanding shares of the Selling Fund are duly and validly issued and outstanding, fully paid and nonassessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Selling Fund's transfer agent as provided in paragraph 3.4. The Selling Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Selling Fund shares and has no outstanding securities convertible into any of the Selling Fund shares.

                  (k) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets and the filing of any documents that may be required under Delaware law, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act and other than as disclosed to and accepted by the Acquiring Fund.

                  (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund. Subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

                  (m) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

                  (n) From the effective date of the Registration Statement (as defined in paragraph 5.8) through the time of the meeting of the Selling Fund Shareholders and on each Closing Date, any written information furnished by the Selling Trust with respect to the Selling Fund for use in the Proxy Materials (as defined in paragraph 5.8) or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Selling Fund has elected to qualify and has qualified as a "regulated investment company" under the Code (a "RIC") as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

                  (p) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act or Delaware state law for the execution of this Agreement by the Selling Trust, for itself and on behalf of each Selling Fund, except for the effectiveness of the Registration Statement and the filing of any documents that may be required under Delaware law and except for such other consents, approvals, authorizations and filings as have been made or received and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Selling Fund as described in paragraph 5.2.

         4.2 REPRESENTATIONS OF THE ACQUIRING FUNDS. The Acquiring Trust, on behalf of each Acquiring Fund, represents and warrants to the Selling Trust, on behalf of each Selling Fund, as follows:

                  (a) The Acquiring Fund is a legally designated, separate series of a statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and the Acquiring Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement will not result in a violation of, the Acquiring Trust's trust instrument or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

                  (f) The financial statements included in the Registration Statement of the Acquiring Fund as of December 31, 2001 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Selling Funds) fairly reflect the financial condition of the Acquiring Fund as of such dates, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

                  (g) Since the date of the financial statements referred to in paragraph (f) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this paragraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) All federal and other tax returns and reports of the Acquiring Fund required by law to be filed have been filed. All federal and other taxes shown due on such returns and reports have been paid or provision shall have been made for their payment. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and nonassessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

                  (j) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

                  (k) Acquiring Fund Shares to be issued and delivered to the Selling Fund for the account of the Selling Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares and will be fully paid and nonassessable.

                  (l) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

                  (m) From the effective date of the Registration Statement (as defined in paragraph 5.8) through the time of the meeting of the Selling Fund Shareholders and on each Closing Date, any written information furnished by the Acquiring Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.8), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

                  (n) The Acquiring Fund has elected to qualify and has qualified as a RIC under the Code as of and since its first taxable year, has been a RIC under the Code at all times since the end of its first taxable year when it so qualified, and qualifies and shall continue to qualify as a RIC under the Code.

                  (o) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement and the filing of any documents that may be required under Delaware law and such other consents, approvals, authorizations and filings as have been made or received and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

                  (p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                   ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 8.5, each Acquiring Fund and Selling Fund will operate its business in the ordinary course between the date of this Agreement and the respective Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

         5.2 APPROVAL OF SHAREHOLDERS. The Selling Trust will call a special meeting of Selling Fund Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

         5.3 INVESTMENT REPRESENTATION. Each Selling Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

         5.4 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Acquiring Trust's officers and agents shall have reasonable access to the Selling Fund's books and records necessary to maintain current knowledge of the Selling Fund and to ensure that the representations and warranties made by the Selling Fund are accurate.

         5.5 ADDITIONAL INFORMATION. Each Selling Fund will assist its corresponding Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund's shares.

         5.6 FURTHER ACTION. Subject to the provisions of this Agreement, each Acquiring Fund and its corresponding Selling Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the applicable Closing Date. In particular, each Selling Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

         5.7 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty (60) days after the applicable Closing Date, each Selling Fund shall furnish its corresponding Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Selling Trust's Treasurer.

         5.8 PREPARATION OF REGISTRATION STATEMENT AND PROXY STATEMENT. The Acquiring Trust will prepare and file with the Commission a registration statement on Form N-14 (the "Registration Statement") relating to the Acquiring Fund Shares to be issued to shareholders of the Selling Funds. The Registration Statement shall include a proxy statement of the Selling Funds and a prospectus of each Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement of the Selling Funds contained in the Registration Statement (the "Proxy Materials"), for inclusion therein, in connection with the meeting(s) of the Selling Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

         5.9 LIABILITY INSURANCE. For the period beginning at the Closing Date and ending not less than five years thereafter, the Acquiring Trust, its successors or assigns shall provide, or cause to be provided, reasonable liability insurance covering the actions of the former independent trustees of the Selling Trust for the period they served as such. The Acquiring Trust shall ensure that the members of the newly created advisory board are covered persons under the current liability insurance policies of the

Acquiring Trust for the duration of the advisory board and shall use commercially reasonable efforts to maintain such coverage for three years thereafter.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by its corresponding Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the applicable Closing Date and, in addition, subject to the following conditions:

         6.1 All representations, covenants and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. Each Acquiring Fund shall have delivered to its corresponding Selling Fund a certificate executed in the Acquiring Fund's name by the Acquiring Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Vedder, Price, Kaufman & Kammholz, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Trust is a statutory trust validly existing under the laws of the State of Delaware.

                  (b) To such counsel's knowledge, and without any independent investigation, the Acquiring Trust is registered as an open-end management investment company under the 1940 Act and the Acquiring Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Acquiring Trust on behalf of each Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Trust, is a valid and binding obligation of the Acquiring Trust on behalf of each Acquiring Fund enforceable against each Acquiring Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that the Acquiring Fund Shares have been issued in accordance with the terms of this Agreement, Acquiring Fund Shares to be issued and delivered to each Selling Fund on behalf of the Selling Fund Shareholders, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and nonassessable, and no shareholder of an Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

                  (e) The Registration Statement has been declared effective by the Commission, and to such counsel's knowledge no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, and without any independent investigation, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Selling Funds under the federal laws of the United States or the laws of the State of Delaware for the exchange of the Selling Funds' assets for Acquiring Fund Shares pursuant to this Agreement have been obtained or made.

                  (f) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated herein will not, result in a violation of the Acquiring Trust's trust instrument or bylaws.

                  (g) To such counsel's knowledge, and without any independent investigation, the Acquiring Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Funds.

                                  ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by each corresponding Selling Fund of all the obligations to be performed by the Selling Fund pursuant to this Agreement on or before the applicable Closing Date and, in addition, shall be subject to the following conditions:

         7.1 All representations, covenants and warranties of a Selling Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. Each Selling Fund shall have delivered to its corresponding Acquiring Funds on such Closing Date a certificate executed in the Selling Fund's name by the Selling Trust's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 Each Selling Fund shall have delivered to its corresponding Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Selling Trust.

         7.3 The Acquiring Fund shall have received on the applicable Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, dated as of such Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

                  (a) The Selling Trust is a statutory trust validly existing under the laws of the State of Delaware.

                  (b) To such counsel's knowledge, and without any independent investigation, the Selling Trust is registered as an investment company under the 1940 Act and such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Trust on behalf of each Selling Fund and, assuming due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of each Acquiring Fund, is a valid and binding obligation of the Selling Trust on behalf of each Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, and without any independent investigation, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring

Funds under the federal laws of the United States or the laws of the State of Delaware for the exchange of the Selling Funds' assets for Acquiring Fund Shares pursuant to this Agreement have been obtained or made.

                  (e) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Selling Trust's trust instrument (assuming shareholder approval has been obtained) or bylaws.

                  (f) To such counsel's knowledge, and without any independent investigation, the Selling Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Selling Funds.

                                  ARTICLE VIII

               FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH
                         ACQUIRING FUND AND SELLING FUND

         If any of the conditions set forth below do not exist on or before the applicable Closing Date with respect to each Selling Fund or its corresponding Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein, with respect to each Selling Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of each Selling Fund in accordance with the provisions of the Selling Trust's trust instrument and bylaws, applicable Delaware law and the 1940 Act. Certified copies of the resolutions evidencing such approval shall have been delivered to the corresponding Acquiring Fund. Notwithstanding anything herein to the contrary, neither an Acquiring Fund nor a Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On each Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary "no-action" positions and exemptive orders from such federal authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of an Acquiring Fund or a Selling Fund, provided that either party hereto may waive any such conditions for itself.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 Each Selling Fund shall have declared and paid a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Selling

Fund's investment company taxable income for all taxable periods ending on or before the applicable Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deduction disallowed under Sections 265 and 171(a)(2) of the Code for all taxable years ending on or before such Closing Date and all of its net capital gains realized in all taxable periods ending on or before such Closing Date (after reduction for any capital loss carryforward).

         8.6 The parties shall have received an opinion of Vedder, Price, Kaufman & Kammholz addressed to each Acquiring Fund and Selling Fund substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

                  (a) the transfer of all of the Selling Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund (followed by the distribution of Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund) will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

                  (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund;

                  (c) no gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Selling Fund Shareholders in exchange for such shareholders' shares of the Selling Fund;

                  (d) no gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for Acquiring Fund Shares in the Reorganization;

                  (e) the aggregate tax basis of Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor by such shareholder. The holding period of Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder, provided the Selling Fund shares are held as capital assets at the time of the Reorganization; and

                  (f) the tax basis of the Selling Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately before the Reorganization. The holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Such opinion shall be based on customary assumptions and such representations as Vedder, Price, Kaufman & Kammholz may reasonably request, and each Selling Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither an Acquiring Fund nor a Selling Fund may waive the condition set forth in this paragraph 8.6.

         8.7 The Acquiring Trust's Trustees shall have approved the establishment of an advisory board comprised of at least four of the former independent Trustees of the Selling Trust.

                                   ARTICLE IX

                                    EXPENSES

         9.1 Janus will pay reasonable expenses associated with the Acquiring Funds' and the Selling Funds' participation in the Reorganization, including but not limited to: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund (including fees of counsel to, and independent consultants retained by, the independent trustees); (f) solicitation costs of the transaction; (g) fees payable to the independent Trustees for participation in any special meetings related to the Reorganizations; and (h) other related administrative or operational costs, including the cost (if any) of continuation of directors' and officers'/errors and omissions insurance for the independent trustees of the Selling Trust and obtaining directors' and officers'/errors and omissions insurance for the advisory board contemplated by paragraph 8.7 hereof. Brokerage costs payable by any Selling Fund in connection with the realignment of its portfolio pursuant to paragraph 1.2 hereof are payable by the applicable Selling Fund.

         9.2 The Acquiring Trust and the Selling Trust, on behalf of the Acquiring Funds and the Selling Funds, respectively, represent and warrant that they have no obligations to pay any brokers' or finders' fees in connection with the transactions provided for herein.

                                   ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Trust, on behalf of each Acquiring Fund, and the Selling Trust, on behalf of each Selling Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after each Closing Date and the obligations of each of the Acquiring Funds in paragraph 5.6 shall continue in effect beyond the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Selling Trust. In addition, either Acquiring Trust or the Selling Trust may at its option terminate this Agreement with respect to a Reorganization at or before the applicable Closing Date due to:

                  (a) a breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met if it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either an Acquiring Fund, a Selling Fund, the Acquiring Trust or the Selling Trust, or their respective Trustees or officers, to the other party or its Trustees or officers. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

                                  ARTICLE XII

                                   AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Trust and the Selling Trust as specifically authorized by their respective Board of Trustees; provided, however, that, following the meeting of the Selling Fund Shareholders called by a Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5 It is expressly agreed that the obligations of each Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Acquiring Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the trust instrument of the Acquiring Trust. Moreover, no series of the Acquiring Trust other than the Acquiring Fund shall be responsible for the obligations of the Trust hereunder, and all persons shall look only to the assets of the applicable Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The execution and delivery of this Agreement have been authorized by the Trustees of the Acquiring Trust on behalf of each Acquiring Fund and signed by authorized officers of the Acquiring Trust, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Acquiring Fund as provided in the trust instrument of the Acquiring Trust.

         13.6 It is expressly agreed that the obligations of each Selling Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Selling Trust personally, but shall bind only the trust property of the Selling Fund, as provided in the trust instrument of the Selling Trust. Moreover, no series of the Selling Trust other than the Selling Funds shall be responsible for the obligations of the Selling Trust hereunder, and all persons shall look only to the assets of the applicable Selling Fund to satisfy the obligations of the Selling Fund hereunder. The execution and delivery of this Agreement have been authorized by the Trustees of the Selling Trust on behalf of each Selling Fund and signed by authorized officers of the Selling Trust, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Selling Fund as provided in the trust instrument of the Selling Trust.

                                  ARTICLE XIV

                                     NOTICES

         14.1 Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Selling Trust, 210 University Boulevard, Denver, Colorado 80206, Attention: General Counsel, or to the Acquiring Trust, 100 Fillmore Street, Denver, Colorado 80206, Attention:
General Counsel, or to any other address that the Selling Trust or the Acquiring Trust shall have last designated by notice to the other party.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                            BERGER INSTITUTIONAL PRODUCTS TRUST

                                            By:
                                               --------------------------------
                                            Name:
                                            Title: President

ACKNOWLEDGED:

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

                                            JANUS ASPEN SERIES

                                            By:
                                               --------------------------------
                                            Name:
                                            Title: President

ACKNOWLEDGED:

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

                                            The Undersigned is a party to
                                            this Agreement for the purposes
                                            of paragraph 9.1 only:

                                            JANUS CAPITAL MANAGEMENT LLC


                                            By:
                                               --------------------------------
                                            Name:
                                            Title:

ACKNOWLEDGED:

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

             SCHEDULE A TO THE AGREEMENT AND PLAN OF REORGANIZATION

                          SUMMARY OF THE REORGANIZATION
             (shareholders of each Selling Fund will receive shares
                   of the Acquiring Fund as designated below)


     BERGER INSTITUTIONAL PRODUCTS TRUST              JANUS ASPEN SERIES
                (SELLING FUND)                        (ACQUIRING FUND)
     -----------------------------------              ------------------
Berger IPT -- Growth Fund                       JAS Growth Portfolio
                                                --  Institutional Shares

Berger IPT -- Large Cap Growth Fund             JAS Growth and Income Portfolio
                                                --  Institutional Shares

Berger IPT -- International Fund                JAS International Growth Portfolio
                                                --  Institutional Shares

                                                                       EXHIBIT B

                       FORM OF INTERIM ADVISORY AGREEMENT

                                     INTERIM
                          INVESTMENT ADVISORY AGREEMENT

                BERGER ____________________________ FUND [, INC.]
                [(A SERIES OF BERGER ____________________ TRUST)]


         This INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this 16th day of December, 2002, between JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability corporation ("Janus Capital"), and BERGER _______________________ TRUST/BERGER ____________________ FUND, INC., a Delaware statutory trust/a Maryland corporation (the "Trust/Fund") [, with respect to the BERGER _____________________ FUND, a series of the Trust (the "Fund")].

                                    RECITALS

         A. The Trust/Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act").

         [B. The Trust is authorized to create separate series of shares, each with its own separate investment portfolio, one of such series created by the Trust being the Fund.]

         C. Janus Capital is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

         D. The Trust/Fund and Janus Capital deem it mutually advantageous that Janus Capital should assist the Trustees/Directors and officers of the Trust/Fund in the management of the securities portfolio of the Fund.

                                    AGREEMENT

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Appointment. The Trust/Fund hereby appoints Janus Capital as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. Janus Capital hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2. Investment Advisory Functions. In its capacity as investment adviser to the Fund, Janus Capital shall have the following duties and responsibilities:

                  (a) To manage the investment operations of the Fund and the composition of its investment portfolio, and to determine without prior consultation with the Trust/Fund, what securities and other assets of the Fund will be acquired, held, disposed of or loaned, in conformity with the investment objective, policies and restrictions and the other statements concerning the Fund in the [Trust's trust instrument, as amended from time to time (the "Trust Instrument")] [Fund's articles of incorporation, as amended from time to time (the "Charter")], bylaws and registration statements under the 1940 Act and the 1933 Act, the 1940 Act and the Advisers Act, the rules and regulations thereunder, and all other applicable federal and state laws and regulations, and the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Fund as a regulated investment company [or required to maintain compliance with any diversification provisions applicable to insurance company separate accounts or qualified plans investing in the Trust];

                  (b) To cause its officers to attend meetings and furnish oral or written reports, as the Trust/Fund may reasonably require, in order to keep the Trustees/Directors and appropriate officers of the Trust/Fund fully informed as to the condition of the investment portfolio of the Fund, the investment decisions of Janus Capital, and the investment considerations which have given rise to those decisions;

                  (c) To [supervise] [place orders for] the purchase and sale of securities for investments of the Fund and for other related transactions as directed by the appropriate officers of the Trust/Fund; to give instructions to the custodian (including any subcustodian) of the Fund as to deliveries of securities to and from such custodian and receipt and payments of cash for the account of the Fund, and advise the Trust/Fund on the same day such instructions are given; and to submit such reports relating to the valuation of the Fund's assets and to otherwise assist in the calculation of the net asset value of shares of the Fund as may reasonably be requested;

                  (d) To maintain all books and records required to be maintained by Janus Capital pursuant to the 1940 Act and the rules and regulations promulgated thereunder, as the same may be amended from time to time, with respect to transactions on behalf of the Fund, and shall furnish the Trustees/Directors with such periodic and special reports as the Trustees/Directors reasonably may request. Janus Capital agrees that all records which it maintains for the Fund or the Trust/Fund are the property of the Trust/Fund, agrees to permit the reasonable inspection thereof by the Trust/Fund or its designees and agrees to preserve for the periods prescribed under the 1940 Act any records which it maintains for the Trust/Fund and which are required to be maintained under the 1940 Act, and further agrees to surrender promptly to the Trust/Fund or its designees any records which it maintains for the Trust/Fund upon request by the Trust/Fund; and

                  (e) At such times as shall be reasonably requested by the Trustees/Directors, to provide the Trustees/Directors with economic, operational and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Trustees/Directors of the Trust/Fund pursuant to Section 15(c) of the 1940 Act, and make available to the Trustees/Directors any economic, statistical and investment services normally available to similar investment company clients of Janus Capital.

         3. Further Obligations. In all matters relating to the performance of this Agreement, Janus Capital shall act in conformity with the [Trust's Trust Instrument] [Fund's Charter], bylaws and currently effective registration statements under the 1940 Act and the 1933 Act and any amendments or supplements thereto (the "Registration Statements") and with the written policies, procedures and guidelines of the Fund, and written instructions and directions of the Trustees/Directors of the Trust/Fund and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. The Trust/Fund agrees to provide Janus Capital with copies of the [Trust's Trust Instrument] [Fund's Charter], bylaws, Registration Statements, written policies, procedures and guidelines, and written instructions and directions of the Trustees/Directors, and any amendments or supplements to any of them at, or, if practicable, before the time such materials become effective. Janus Capital shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Trustees/Directors in connection with their approval of this Agreement.

         4. Obligations of Trust/Fund. The Trust/Fund shall have the following obligations under this Agreement:

                  (a) To keep Janus Capital continuously and fully informed as to the composition of the investment portfolio of the Fund and the nature of all of the Fund's assets and liabilities from time to time;

                  (b) To furnish Janus Capital with a certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants and with copies of any financial statements or reports made to the Fund's shareholders or to any governmental body or securities exchange;

                  (c) To furnish Janus Capital with any further materials or information which Janus Capital may reasonably request to enable it to perform its function under this Agreement; and

                  (d) To compensate Janus Capital for its services in accordance with the provisions of Section 5 hereof.

         5. Compensation. (a) The Trust/Fund shall pay to Janus Capital for its services under this Agreement a fee, payable in United States dollars, at an annual rate of [insert fee rate from current contract] of the average daily net asset value of the Fund. This fee shall be computed and accrued daily and payable monthly as of the last day of each month during which or part of which this Agreement is in effect. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

                  (b) The compensation earned by Janus Capital under this Agreement shall be held in an interest-bearing escrow account with the Trust's/Fund's custodian or a bank. If a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund approve an investment advisory agreement with Janus Capital within 150 days of the day and year first written above, the amount in the escrow account (including interest thereon) shall be paid to Janus Capital. If a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund do not approve an investment advisory agreement with Janus Capital within 150 days of the day and year first written above, Janus Capital shall be paid, out of the escrow account, the lesser of (i) any costs incurred by Janus Capital in performing this Agreement (plus interest earned on that amount while in escrow) or (ii) the total amount in the escrow account (plus interest earned).

         6. Expenses.

                  (a) Expenses Paid by the Trust/Fund. The Trust/Fund assumes and shall pay all expenses incidental to its operations and business not specifically assumed or agreed to be paid by Janus Capital hereunder or otherwise, including, but not limited to, any compensation, fees or reimbursements which the Trust/Fund pays to its Trustees/Directors who are not interested persons of Berger Associates or Janus Capital; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent and other service providers; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to Janus Capital or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to the purchasers thereof; [expenses of local representation in Delaware;] expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer or sale of shares of the Fund, including, but not limited to, all costs involved in preparing, printing and mailing prospectuses and statements of additional information to shareholders of the Fund; and all fees, dues and other expenses incurred by the Trust/Fund in connection with the membership of the Trust/Fund in any trade association or other investment company organization. To the extent that Janus Capital shall perform any of the above described administrative and clerical functions, including transfer agency, registry, dividend disbursing, recordkeeping, bookkeeping, accounting and blue sky monitoring and registration functions, and the preparation of reports and returns, the Trust/Fund shall pay to Janus Capital compensation for, or reimburse Janus Capital for its expenses incurred in connection with, such services as Janus Capital and the Trust/Fund shall agree from time to time, any other provision of this Agreement notwithstanding.

                  (b) Expenses Paid by Janus Capital. Janus Capital shall pay all its own costs and expenses incurred in fulfilling its obligations under this Agreement. In addition to such costs and expenses, Janus Capital shall incur and pay the following expenses relating to the Fund's operations:

                  (i) Reasonable compensation, fees and related expenses of the Trust's/Fund's officers and Trustees/Directors, except for such Trustees/Directors who are not interested persons of Berger Associates or Janus Capital; and

                  (ii) Rental of offices of the Trust/Fund.

         7. Brokerage Commissions. For purposes of this Agreement, brokerage commissions paid by the Fund upon the purchase or sale of its portfolio securities shall be considered a cost of securities of the Fund and shall be paid by the Fund. Absent instructions from the Trust/Fund to the contrary, Janus Capital is authorized and directed to place Fund portfolio transactions only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates, provided, however, that Janus Capital may pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of Janus Capital. Janus Capital is also authorized to consider sales of Fund shares/variable insurance contracts that permit allocation of contract values to the Fund as a factor in selecting broker-dealers to execute Fund portfolio transactions. In placing portfolio business with such broker-dealers, Janus Capital shall seek the best execution of each transaction. Subject to the terms of this Agreement and the applicable requirements and provisions of the law, including the 1940 Act and the Securities Exchange Act of 1934, as amended, and in the event that Janus Capital or an affiliate is registered as a broker-dealer, Janus Capital may select a broker with which it or any of its affiliates or the Fund is affiliated. Janus Capital or such affiliated broker may effect or execute Fund portfolio transactions, whether on a securities exchange or in the over-the-counter market, and receive separate compensation from the Fund therefor. Notwithstanding the foregoing, the Trust/Fund shall retain the right to direct the placement of all portfolio transactions, and the Trustees/Directors of the Trust/Fund may establish policies or guidelines to be followed by Janus Capital in placing portfolio transactions for the Trust/Fund pursuant to the foregoing provisions. Janus Capital shall report on the placement of portfolio transactions in the prior fiscal quarter at each quarterly meeting of such Trustees/Directors. To the extent consistent with applicable law, purchase or sell orders for the Fund may be aggregated with simultaneous purchase or sell orders for other clients of Janus Capital. Whenever Janus Capital simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other clients of Janus Capital, such orders will be allocated as to price and amount among all such clients in a manner reasonably believed by Janus Capital to be fair and equitable to each client. The Trust/Fund recognizes that in some cases, this procedure may adversely affect the results obtained for the Fund.

         8. Effectiveness, Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall become effective as of the day and year first written above, and shall remain in effect until the earlier of: (i) 150 days from the date hereof or (ii) a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund approve an investment advisory agreement with Janus Capital. This Agreement may also be terminated at any time, without the payment of any penalty, upon ten (10) days' written notice to Janus Capital, by the affirmative vote of a majority of the Trustees/Directors of the Trust/Fund or by the affirmative vote of the outstanding securities (as defined in the 1940 Act) of the Fund. This Agreement will automatically and immediately terminate in the event of its assignment, as such term is defined in the 1940 Act.

         9. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees/Directors, including a majority of the Trustees/Directors who are not interested persons of the Fund or Berger Associates or Janus Capital and, (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund.

         10. Allocation of Expenses. The Trustees/Directors shall determine the basis for making an appropriate allocation of the Trust's/Company's expenses (other than those directly attributable to the Fund) between the Fund [and any other series of the Trust and between the Fund] and other investment companies managed by Janus Capital or its affiliates.

         11. [Limitation on Personal Liability. NOTICE IS HEREBY GIVEN that the Trust is a statutory trust organized under the Delaware Statutory Trust Act pursuant to a Certificate of Trust filed in the office of the Secretary of State of the State of Delaware. All parties to this Agreement acknowledge and agree that the Trust is a series trust and all debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets held with respect to such series only, and not against the assets of the Trust generally or against the assets held with respect to any other series and further that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing.]

         12. Limitation of Liability of Janus Capital. Janus Capital shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section __, "Janus Capital" shall include any affiliate of Janus Capital performing services for the Trust/Fund contemplated hereunder and directors, officers and employees of Janus Capital and such affiliates.

         13. Activities of Janus Capital. The services of Janus Capital to the Trust/Fund hereunder are not to be deemed to be exclusive, and Janus Capital and its affiliates are free to render services to other parties, so long as its services under this Agreement are not materially adversely affected or otherwise impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of Janus Capital to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. It is understood that Trustees/Directors, officers and shareholders of the Trust/Fund are or may become interested in Janus Capital as directors, officers and shareholders of Janus Capital, that directors, officers, employees and shareholders of Janus Capital are or may become similarly interested in the

Trust/Fund, and that Janus Capital may become interested in the Trust/Fund as a shareholder or otherwise.

         14. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, order, interpretation or other authority of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, order, interpretation or other authority.

         15. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

         16. Miscellaneous. The headings in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions thereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.


                                            JANUS CAPITAL MANAGEMENT LLC


                                            By:
                                                -------------------------------

                                            BERGER _______________ TRUST, [with
                                            respect to the series known as the
                                            Berger _____________________ Fund]/
                                            BERGER _________________ FUND, INC.


                                            By:
                                                -------------------------------
                                                             President

                                                                       EXHIBIT C

             MANAGEMENT'S DISCUSSION OF THE JANUS FUNDS' PERFORMANCE

                          JANUS ASPEN GROWTH PORTFOLIO

PORTFOLIO MANAGER                                                 BLAINE ROLLINS

         For the 12-month period ended December 31, 2001, Janus Aspen Growth Portfolio lost 24.73% for its Institutional Shares and declined 24.90% for its Service Shares while its benchmark, the Standard & Poor's 500 Index, dropped 11.88%.(1)

         Unquestionably, 2001 was a disappointment, and I'm not happy to report the Portfolio's failure to meet your expectations and mine. It has been a challenging 12 months as the economy slowed, came to a near halt following the terrorist attacks of September 11, and then started to show signs of life in the fourth quarter. While some of our positions suffered as a result of poor execution in a difficult economy, others were slow to recover after a wave of reactionary selling. Nevertheless, our investment strategy remains unchanged, and we are committed to companies that our research indicates have the best business models and superior management teams.

         In the year's closing months, the stock market rallied in anticipation of a 2002 recovery, but the economy was still under pressure. Higher unemployment levels weighed on consumers, and a reluctance to commit to capital expenditures tempered corporate outlooks. Meanwhile, the ongoing conflict in Afghanistan cast an air of uncertainty over the nation. With the Federal Reserve's prime lending rate at a 40-year low of 1.75%, however, we believe conditions are ideal for the economy to improve at some point.

         As for the Portfolio, perhaps the best evidence of our commitment to our holdings is the Portfolio's low turnover. Many of the companies we own are dominant players in their respective industries and have not only navigated through the tough economic times, but also improved their market position at the expense of weaker competitors. Eventually, these actions will pay dividends as the economy returns to a robust state. Many of our companies have certainly been tested, and I am very satisfied with the response of their management teams.

         One such example is Bank of New York, a longtime holding that has struggled in 2001. In addition to its focus on trust management and back-office services for the securities industry, the company has emerged as the source foreign firms turn to when seeking to raise dollar-denominated capital. A worldwide falloff in trading activity hurt its bottom line through the second half of the year, but its recurring-fee and high-margin businesses continue to perform well.

         Southwest Airlines also posted losses, primarily due to the aftershocks of the events of September 11. However, in the new, more challenging air travel market, we believe the operators with the best strategy and lowest cost will thrive. Not only does Southwest offer low airfares, which have become increasingly attractive to business travelers, but it is also in a position to expand into markets where airports are apprehensive about major carriers pulling out to cut costs. Although volumes may moderate over the next 12 months, I believe the company is poised for solid growth.

         Elsewhere, we were extremely disappointed in energy trader Enron, which declared bankruptcy in the fourth quarter. It was a great company with a great franchise that clearly chose the wrong method of financing its growth. Fortunately, we took significant profits when the stock's price was peaking, so our exposure was limited as Enron headed toward bankruptcy.

         Meanwhile, as the year came to a close, some of our holdings joined in the market rally and reversed losses, including electronic circuit manufacturer Maxim Integrated Products. The chip sector tends to lead the technology industry out of slumps, but our interest in Maxim extends beyond processors for personal computers. Maxim produces circuitry for a variety of markets, including communications, industrial and data processing, each of which requires specialized functions and therefore is not as susceptible to mass-market price pressures.

         Looking ahead, some signs of optimism have emerged as investors are considering the next few quarters and have concluded that the worst is most likely behind us. However, it is impossible to know how a recovery will evolve. Lacking the ability to predict the market's direction, we will remain focused on finding leading companies run by top-notch managers who are focused on allocating capital efficiently and increasing long-term shareholder value. We strongly believe this strategy will once again deliver the results you expect.

         Thank you for your continued investment in Janus Aspen Growth
Portfolio.

      PORTFOLIO ASSET MIX
       (% OF NET ASSETS)            DECEMBER 31, 2001     DECEMBER 31, 2000
      --------------------          -----------------     -----------------
Equities .....................           96.6%                   93.6%
   Foreign ...................            9.7%                    8.2%
   Europe ....................            2.6%                    4.8%
Top 10 Equities ..............           38.8%                   37.9%
Number of Stocks .............            102                      88
Cash and Cash Equivalents ....            3.4%                    6.4%

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended December 31, 2001
----------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
   1 Year                                         (24.73)%
   5 Year                                           9.05%
   From Inception                                  11.83%
----------------------------------------------------------
S&P 500 Index
   1 Year                                         (11.88)%
   5 Year                                          10.70%
   From Inception Date of Institutional Shares     13.70%
----------------------------------------------------------
Service Shares (Inception Date 12/31/99)
   1 Year                                         (24.90)%
   5 Year                                           8.75
   From Portfolio Inception                        11.49%
----------------------------------------------------------

Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Standard & Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

PERFORMANCE OVERVIEW

Average Annual Total Return
for the periods ended December 31, 2001
One Year (24.73)%
Five Year  9.05%
Since 9/13/93* 11.83

JANUS ASPEN GROWTH PORTFOLIO
-- INSTITUTIONAL SHARES -- $25,294

S&P 500 Index
-- $29,032

                                    [GRAPH]

* The Portfolio's inception date.
Source -- Lipper, Inc. 2001
See "Explanations of Charts and Tables."


---------
(1)     All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                     JANUS ASPEN GROWTH AND INCOME PORTFOLIO

PORTFOLIO MANAGER                                                 DAVID CORKINS

         Janus Aspen Growth and Income Portfolio declined 13.37% for its Institutional Shares and 13.58% for its Service Shares for the fiscal year ended December 31, 2001, while its benchmark, the S&P 500 Index, fell 11.88%.(1) As of December 31, 2001, the Portfolio placed in the top quartile of its peer group, ranking 11 out of 148 large-cap growth funds for the one-year period as tracked by Lipper, Inc., a leading mutual fund rating company.(2)

         The past year has been challenging for investors, as markets were roiled by an economic downturn in the United States, a rash of corporate earnings disappointments and the ongoing correction in technology valuations. Compounding these pressures were the tragic events of September 11, which left investors in shock and cast a shadow of uncertainty over markets worldwide. Responding to this environment, the Federal Reserve reduced interest rates 11 times, taking the federal funds rate to its lowest level in more than four decades. These rate cuts helped rejuvenate consumer confidence and raise hopes for an improved economic outlook in 2002.

         We are disappointed that we must report a loss to our shareholders. Nonetheless, we believe that our more defensive posture helped shield our investors from the worst of the volatility. As we look ahead to position the Portfolio for a potential economic rebound, we have made changes incrementally, relying on disciplined analysis rather than swift reaction to market swings. For instance, as interest rates continued to decline in the second half of the year, we took gains on a number of our longer-term, fixed-income holdings. Given the prospects for an improved economy, we felt that the bond market offered fewer marginal opportunities. Consequently, we redeployed assets to take advantage of reduced valuations in the stock market.

         On the equity side, we maintained a diversified portfolio to ensure that no single position or industry could have a disproportionate effect on performance. At the same time, we continued to rely on a core of long-time holdings that have earned our confidence through their execution and profitability. These are blue-chip companies with proven management teams and established market positions.

         One standout was global financial services powerhouse Citigroup. With its diverse product base and global reach, Citigroup is positioned for continued growth as it taps underserved markets for credit cards, insurance and underwriting. In August, Citigroup completed its purchase of Mexico's Grupo Financiero Banamex-Accival, or Banacci, one of the leading commercial banks in Mexico. This acquisition will help it leverage its technology and marketing prowess to capitalize on Banacci's huge market share.

         Another stock that provided us with stability was PepsiCo, parent of the Pepsi Cola, Frito-Lay and Tropicana brands. The company continues to reap synergies in the distribution of its many products. Moreover, its recent acquisition of Quaker Oats, including the powerful Gatorade brand, offers the opportunity to further boost incremental margins. Meanwhile, Anheuser-Busch, the world's largest brewer, benefited from its leading brand name and dominant market share, which helped it sustain price increases and double-digit earnings growth even in a lackluster economy.

         Detracting from our results was disappointing performance by American International Group, a multi-line insurance company, which sold off sharply in the third quarter after suffering roughly $800 million in losses stemming from the terrorist attacks. Despite this setback, the insurance company's solid capitalization, broad and profitable product lines and high credit rating continue to win our confidence.

         Additionally, several of our energy positions, including Exxon-Mobil, declined on concerns that oil prices would continue to sag due to weaker global demand and the failure by oil-producing nations to coordinate production cutbacks. Even so, we felt that the drop in Exxon's stock was overstated. With its strong business platform and ample cash flow, the company has already proven its ability to weather economic and oil-demand cycles. Furthermore, we believe that the stock will continue to benefit from the synergies created by Exxon's acquisition of Mobil, a merger that strengthens Exxon's already-powerful leverage with suppliers and customers.

         Going forward, we remain cautiously optimistic on prospects for a recovery in 2002, as interest rate cuts, increased government spending and lower oil prices take hold. At the same time, our concerns over lingering uncertainties will lead us to maintain a relatively conservative approach that focuses on a diverse group of companies that have proven their worth time and again. We believe this is the best way to balance near-term risk with longer-term opportunity.

         Thank you for investing in Janus Aspen Growth and Income Portfolio.

       PORTFOLIO ASSET MIX
        (% OF NET ASSETS)           DECEMBER 31, 2001     DECEMBER 31, 2000
      --------------------          -----------------     -----------------
Equities ......................            84.3%                76.2%
Top 10 Equities ...............            27.2%                27.2%
Number of Stocks ..............              74                   79
Fixed Income Securities .......             6.9%                 8.8%
Cash and Cash Equivalents .....             8.8%                15.0%

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended December 31, 2001
----------------------------------------------------------
Institutional Shares (Inception Date 5/1/98)
   1 Year                                         (13.37)%
   From Inception                                  12.72%
----------------------------------------------------------
S&P 500 Index
   1 Year                                         (11.88)%
   From Inception of Institutional Shares           2.20%
----------------------------------------------------------
Service Shares (Inception Date 12/31/99)
   1 Year                                         (13.58)%
   From Portfolio Inception                        12.44%
----------------------------------------------------------

Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Standard & Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the changes and expenses of any particular insurance product or qualified plan.

PERFORMANCE OVERVIEW

Average Annual Total Return
for the periods ended December 31, 2001
One Year (13.37)%
Since 5/1/98,* 12.72%

JANUS ASPEN GROWTH AND INCOME PORTFOLIO
-- INSTITUTIONAL SHARES -- $15,514

S&P 500 Index
-- $10,832

                                    [GRAPH]

* The Portfolio's inception date.
Source -- Lipper, Inc. 2001.
See "Explanations of Charts and Tables."

---------
(1)      All returns include reinvested dividends and capital gains.

(2) Lipper, Inc. is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                   JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO


PORTFOLIO MANAGERS                                             HELEN YOUNG HAYES
                                                                      BRENT LYNN

         Janus Aspen International Growth Portfolio's Institutional Shares fell 23.23% for the 12-month period ended December 31, 2001, while the Portfolio's Service Shares declined 23.43%. This compares to the 21.44% loss posted by its benchmark, the Morgan Stanley Capital International EAFE Index.(1)

         The Portfolio's weak performance came as a rapid slowdown in economic growth worldwide set the tone for the year. In November of 2000, political uncertainty created by the controversy surrounding the U.S. presidential election catalyzed a sudden and severe drop in capital spending by companies in the newly deregulated telecom industry. This sharp drop in spending impacted a wide range of technology companies, and, by the first quarter of 2001, virtually all of corporate America was slashing spending and growing cautious. Before long, that weakness had spread overseas, and by the second quarter, virtually all major economies in Europe showed signs of a significant slowdown in growth. The story was much the same in Asia, where many of the region's developing economies suffered from a sharp fall-off in demand from the U.S., and while Japanese exporters benefited from a decline in the yen, the Japanese domestic economy remained in a severe slump. Latin American companies, with their export ties to the U.S., experienced similar retrenchment. Economic uncertainty reached a climax with the September 11 World Trade Center tragedy, and central banks moved decisively in the autumn to lower interest rates and provide the markets with some much needed liquidity.

         Stocks reacted by falling nearly across the board. Virtually all major European markets finished the year with losses, while Japan's Nikkei 225 Index traded at or near lows not seen in 17 years. Though investors eyed a recovery in the fourth quarter and bid many stock prices up, especially in the technology sector, the NASDAQ Composite Index lost roughly 20% of its value during the period.

         Throughout most of the year, we responded to this weakness by taking a more defensive stance than we have in the past, although in hindsight we would have liked to respond more rapidly in the first quarter. In addition to maintaining a substantial cash position, we sold stocks we believed were at risk for further earnings disappointments while adding companies we believe are capable of performing well in a slow- or zero-growth environment, including several healthcare and consumer products businesses. After September 11, we took advantage of the considerable volatility and deployed some of our cash to invest in select companies whose stocks we believe overreacted.

         Not surprisingly, healthcare and consumer products stocks were our strong performers, given the uncertain economic environment. Stocks that we added to the Portfolio included diverse companies like Reckitt Benckiser, Diageo and Smith & Nephew. A global household products company, Reckitt Benckiser, is experiencing faster top-line growth than the industry due to its product innovation pipeline and mix of business. The company still has significant opportunities to expand its margins, and we believe its high cash-generation is undervalued by the market. With regard to Diageo, recent acquisitions and divestments have enabled the company to focus solely on its global leadership position in spirits. New marketing efforts lead us to believe there is significant potential for Diageo to restructure its distribution and to use its strong cash-generation to repurchase shares. Medical device company Smith & Nephew has also focused its operations. The company specializes in orthopedic implants, trauma, arthroscopy, wound management, and rehabilitation and concentrates primarily on fast-growing market segments that cater to an aging demographic.

         Another strong performer, albeit volatile during the period, was Porsche. For much of the year, the deteriorating global economic environment seemed to distract the market from numerous positive developments taking place at the company, including booming demand for its newly updated and extremely profitable 911 models and the late-2002 launch of its new SUV. During the fourth quarter, however, Porsche released extremely impressive results for its fiscal year, redirecting the market's attention away from the weak economy to that of the positive company-specific events and causing the stock to gain significantly.

         Meanwhile, our exposure to wireless worked against us. Late this year, leading Japanese wireless provider NTT DoCoMo scaled back high investor expectations for the October 1 launch of its "third generation" wireless data service, the first of its kind in the world. In the same period, global mobile-phone giant Vodafone consolidated its presence in the Japanese market, aggressively gaining share from market leader DoCoMo. These two catalysts, along with Japan's weakened economy, combined to drive DoCoMo's shares to levels not seen since the company's public offering in October 1998.

         In closing, a significant amount of political and economic uncertainty has kept global markets under pressure. Nonetheless, central bankers around the world have acted in concert to inject massive amounts of liquidity in an effort to stave off worldwide recession, and more signs of improvement are being detected by certain businesses. While the exact timing of a recovery cannot be predicted, we will continue to maintain a well-diversified portfolio made up of companies that can weather the market's ongoing choppiness. That, together with the fact that more than a year of difficult market performance has left many valuations at compelling levels, allows us to look ahead to the coming year with a growing sense of optimism.

         Thank you for your continued investment in Janus Aspen International Growth Portfolio.

      PORTFOLIO ASSET MIX
        (% OF NET ASSETS)           DECEMBER 31, 2001     DECEMBER 31, 2000
      --------------------          -----------------     -----------------
Equities .....................            92.0%                 82.2%
   Foreign ...................            90.2%                 79.2%
Top 10 Equities ..............            23.2%                 27.4%
Number of Stocks .............             118                   101
Cash and Cash Equivalents ....            8.0%                  17.8%


---------
(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended December 31, 2001
----------------------------------------------------------
Institutional Shares (Inception Date 5/2/94)
   1 Year                                         (23.23)%
   5 Year                                          10.32%
   From Inception                                  13.47%
----------------------------------------------------------
Morgan Stanley Capital International EAFE* Index
   1 Year                                         (21.44)%
   5 Year                                           0.89%
   From Inception Date of Institutional Shares      2.76%
----------------------------------------------------------
Service Shares (Inception Date 12/31/99)
   1 Year                                         (23.43)%
   5 Year                                           9.78%
   From Portfolio Inception                        13.47%
----------------------------------------------------------

Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Morgan Stanley Capital International EAFE* Index is defined as an international index measuring market performance of 21 countries in Europe, Australasia, and the Far East. It's divided into 8 economic sectors and 38 industry groups; managed by Morgan Stanley Capital International. The NASDAQ Composite Stock Index (The National Association of Securities Dealers Automated Quotation System) is defined as a nationwide computerized quotation system for over 5,500 over-the-counter stocks. The index is compiled of more than 4,800 stocks that are traded via the system. The Nikkei Stock Average is a price weighted index of the 225 leading stocks traded on the Tokyo Stock Exchange. It is Japan's equivalent of the Dow Jones Stock Average. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

PERFORMANCE OVERVIEW

Average Annual Total Return
for the periods ended December 31, 2001
One Year, (23.23)%
Five Year, 10.32%
Since 5/2/94*, 13.47%

JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO
-- INSTITUTIONAL SHARES -- $26,349

Morgan Stanley Capital
International EAFE*
Index -- $12,318

                                    [GRAPH]

* The Portfolio's inception date.
Source -- Lipper, Inc. 2001.
See "Explanations of Charts and Tables."

                                                                       EXHIBIT D

            MANAGEMENT'S DISCUSSION OF THE BERGER FUNDS' PERFORMANCE

                             BERGER IPT-GROWTH FUND

PORTFOLIO MANAGER COMMENTARY                                 JAY W. TRACEY, CFA

MARKET CONDITIONS

         The past year was one of the most difficult investment periods on record, especially for growth stock investors. Growth stocks underperformed the market in general and value stocks in particular for two main reasons. First, the economy slowed suddenly. Although this affected the earnings growth of most companies, the impact fell harder on companies that had been posting superior growth. Second, valuations accorded to companies with superior growth had reached much higher-than-average levels by March of 2000, reflecting their higher growth rates. Those premiums shrank with the companies' slowing revenue and earnings growth. In general, the combination of declining growth rates and lower valuations caused growth stock prices to drop more than the market.

FUND PERFORMANCE

         Berger IPT-Growth Fund (the "Fund") declined in value by 32.51% for the year ended December 31, 2001, compared with a 19.63% decline in the Russell 3000 Growth Index(1) and an 11.88% decline in the S&P 500 Index.(2)

         Despite a good fourth-quarter rebound, the technology sector was a significant source of underperformance in 2001. As a result of relatively high valuations at the beginning of the year, as well as slowing growth rates over the course of the year, most technology stocks experienced a very tough year. Communications technology stocks were among the hardest hit this period as carriers and corporate customers severely cut capital spending on communications equipment. The Fund's holdings in such stocks as CIENA Corp., Nortel Networks Corp., Corning, Inc., JDS Uniphase Corp. and ONI Systems Corp. were sold during the year, but not before having a negative impact on the Fund's performance.

         There were a few bright spots within the technology sector, including Concurrent Computer Corp., which is benefiting from increasing acceptance of its video-on-demand systems by cable TV companies. We initiated a new position in customer relationship management (CRM) software-maker Peoplesoft, Inc. that positively contributed to the Fund's performance. The Fund's position in Texas Instruments, Inc. was also a positive contributor as a result of the improved outlook for the company's wireless communications products in the fourth quarter.

         In general, healthcare companies were positive contributors to the Fund's performance this period. Health sciences stocks Amgen, Inc., Celgene Corp. and Sepracor, Inc. were strong enough in the fourth quarter to have a positive impact for the year. Hospital management company Tenet Healthcare Corp., which was added in the third quarter, also made positive contributions to the Fund's performance. Despite above-average relative sales and earnings growth, pharmaceutical stocks posted mixed results in 2001. American Home Products Corp. made a positive contribution, while Pfizer, Inc. had a slightly negative impact on Fund performance.

         The consumer sector was also mixed. Restaurant stocks, including Brinker International, Inc. and P.F. Chang's China Bistro, Inc., added to the Fund's performance, while broadcast companies such as Clear Channel Communications, Inc. suffered from a weak advertising environment. Retail stocks were among the stock market's best performers, and the Fund benefited from its holdings in Best Buy Co., Inc., Bed Bath & Beyond, Inc., and Abercrombie & Fitch Co.

         The Fund's financial holdings posted mixed results as well. Investors Financial Services Corp., Capital One Financial Corp. and American International Group, Inc. were modestly positive performers; AmeriCredit Corp. and Washington Mutual, Inc. were underperformers. Lending institutions have benefited from a positively sloped yield curve; however, with a slower economy, the "creditworthiness" of their loan portfolios has deteriorated to some extent.

         We began the year overweighted in energy companies, which contributed positively to the Fund's performance in the first quarter. However, as oil and gas prices and business fundamentals deteriorated in the second quarter, we significantly reduced the Fund's energy weighting. In general, the Fund's energy holdings contributed negatively to performance. Independent power producers Constellation Energy Group, Inc. and Mirant Corp. also fell victim to the economic slowdown and were sold.

OUTLOOK

         We believe we have addressed the issues that led to the Fund's underperformance this past year and are looking forward to 2002. In our opinion, the Fund is better balanced, not only with respect to sector weightings, but also with regard to economic sensitivity. Technology and energy weightings were reduced, while less economically sensitive healthcare and consumer sector weightings were increased. We believe the outlook for the economy has improved in the last few months as inventories have been worked down and consumer confidence has improved. Fiscal and monetary policy have also become very stimulative, in our opinion. The stock market has suffered two down years that have been particularly hard on growth stocks. We are optimistic that 2002 holds brighter prospects for the stock market in general and for growth stocks in particular.

PERFORMANCE OVERVIEW

================================================================================

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

One Year                        (32.51)%
Five Year                         1.89%
Life of Fund (5/1/96)             2.36%

Berger IPT-Growth Fund
Growth of $10,000

[GRAPH]

Berger IPT-Growth Fund       $11,412
Russell 3000 Growth Index    $16,213
S&P 500 Index                $19,103

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's change in value is compared to the Russell 3000 Growth Index, the Fund's new benchmark index, and the S&P 500 Index, the Fund's previous benchmark. The Fund is changing its benchmark index so that it correlates more closely to the investment style of the Fund.

================================================================================

---------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

1 The Russell 3000 Growth Index, which includes reinvestment of dividends, measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The Index is unmanaged, and investors cannot actually make investments in the Index.

2 The S&P 500 Index is an unmanaged index, with dividends reinvested, that consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

                        BERGER IPT-LARGE CAP GROWTH FUND

PORTFOLIO MANAGER COMMENTARY                              STEVEN L. FOSSEL, CFA

MARKET CONDITIONS

         The past year was one of the most difficult investment periods on record, especially for growth stock investors. Growth stocks underperformed the market in general and value stocks in particular for two main reasons. First, the economy slowed suddenly. Although this affected the earnings growth of most companies, the impact fell harder on companies that had been posting superior growth. Second, valuations accorded to companies with superior growth had reached much higher-than-average levels, reflecting their higher growth rates, and those premiums shrank with the companies' slowing revenue and earnings growth. The combination of declining growth rates and lower valuations caused growth stock prices to drop more than the market in general.

FUND PERFORMANCE

         Against this difficult backdrop, the Berger IPT-Large Cap Growth Fund (the "Fund") was down 25.26% for the year ended December 31, 2001, compared with a 20.42% decline in the Russell 1000 Growth Index(1) and an 11.88% decline in the S&P 500 Index.(2) Over the last year, most major industry sectors performed poorly with technology, communications, utility and energy services being the hardest hit. The key reason for the Fund's underperformance was that we held many companies, especially technology companies, whose fast growth rates and higher valuations suffered sharp declines.

         Although we significantly reduced our technology exposure throughout the year, we did not foresee the magnitude or duration of the decline in this sector. Many of our technology stocks were down dramatically, and the Fund particularly suffered from its large holdings of networking, storage and software stocks. Among networking stocks, JDS Uniphase Corp., Corning, Inc., Nortel Networks Corp. and Cisco Systems, Inc. dragged down performance. So did the Fund's storage holdings, including EMC Corp. and Network Appliance, Inc. In software, Oracle Corp. and VeriSign, Inc. had a negative impact on Fund performance.

         Believing that many networking stocks will experience a protracted decline in orders, we sold our positions in Corning, Nortel and JDS Uniphase. We are more sanguine about the outlook for several software stocks. VeriSign, for example, has continued to show strong growth throughout this period, so we increased our position in the stock. The company has a market-share lead, strong management and high barriers to entry in its business. We also continue to hold VERITAS Software Corp. because it has improved its competitive position and should benefit from an economic recovery. On a positive note, technology started performing better later in the year and International Business Machines Corp., Microsoft Corp. and Intel Corp. all contributed positively to the Fund's performance.

         The energy and utility sectors were strong in the beginning of the year but much weaker the second half. Many of the Fund's energy services holdings such as Nabors Industries, Inc. were good performers in the first part of the year as a result of strong commodity prices and high drilling activity. This trend reversed itself in the second half of the year as slowing economic activity caused deterioration in the supply/demand balance. We sold several holdings, including Nabors Industries, Inc., at the beginning of this downward trend.

         In other sectors the news was less bleak with some bright spots. In communications, the Fund suffered a decline in Qwest Communications International, Inc. but enjoyed a rise in Sprint Corp. (PCS Group). Retail holdings Wal-Mart Stores, Inc. and Best Buy Co., Inc. did well while The Kroger Co. did poorly. Financial stocks showed a similar mixed pattern.
Market-sensitive stocks such as Charles

Schwab & Co., Inc. and Morgan Stanley Dean Witter & Co. suffered declines, while consistent growth companies like Freddie Mac and Fifth Third Bancorp. were positive contributors to performance. Individual company execution and stock picking were crucial in these sectors.

         At the end of the period, healthcare was the Fund's second-largest sector. We increased our holdings in this sector over the year because many companies are showing strong growth that is not affected by the current economic weakness. We purchased several healthcare services companies such as Tenet Healthcare Corp. and Anthem, Inc. that were positive contributors to performance. Accelerating sales growth in hospital stocks such as Tenet Healthcare and HCA, Inc. is resulting in margin expansion and better-than-expected earnings growth. American Home Products Corp. and Medtronic, Inc. were also strong performers for the Fund. We continue to own several biotechnology stocks such as Genentech, Inc. that declined for the year on the contraction in industry valuations but remain attractive as a result of strong growth in existing products and an exciting product pipeline.

OUTLOOK

         We believe we have addressed the issues that led to the Fund's underperformance this past year and are looking forward to a fresh start for the coming year. In our opinion the Fund is better balanced, with decreased exposure to technology and increased exposure to the more stable healthcare, consumer and financial sectors. Stimulative economic and fiscal policy should also help the economy and the stock market in general.

PERFORMANCE OVERVIEW

================================================================================

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

One Year                        (25.26)%
Five Year                        10.64%
Life of Fund (5/1/96)            11.43%

Berger IPT-Large Cap Growth Fund
Growth of $10,000

[GRAPH]

Berger IPT-Large Cap Growth Fund   $18,471
Russell 1000 Growth Index          $16,893
S&P 500 Index                      $19,103

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's change in value is compared to the Russell 1000 Growth Index, the Fund's new benchmark index, and the S&P 500 Index, the Fund's previous benchmark. The Fund is changing its benchmark index so that it correlates more closely to the investment style of the Fund.

================================================================================

---------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

1 The Russell 1000 Growth Index, which includes reinvestment of dividends, measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged, and investors cannot actually make investments in the Index.

2 The S&P 500 Index is an unmanaged index, with dividends reinvested, that consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

                          BERGER IPT-INTERNATIONAL FUND

PORTFOLIO MANAGER COMMENTARY                              BANK OF IRELAND ASSET
                                                         MANAGEMENT (U.S.) LTD.

MARKET CONDITIONS

         The year 2001 began with global equity markets struggling in the face of a rapidly slowing economy, declining corporate earnings and continued unwinding of the late 1990s technology bubble. Even prior to the horrific events of September 11, most major equity markets were firmly in bear territory. Despite a furious fourth quarter rally, fueled primarily by optimism over an anticipated recovery in 2002, most developed equity markets ended the year with double-digit negative returns. Only Australia and New Zealand posted modest gains.

         The economic climate at the end of 2001 was gloomy world-wide. The German economy has been experiencing a painfully slow downturn, and those economies that had enjoyed strong growth (France, Italy and Spain) began to slide in the same direction. However, the Euroland economy is likely to record positive growth for the full year and may avoid the recession that has stalked much of the global economy. Although not insulated from the global slowdown, the UK economy has proven to be one of the most robust in the developed world. Japan's economy showed little sign of recovery during the fourth quarter, continuing its year-long downward spiral to slip into yet another recession.

FUND PERFORMANCE

         Against this difficult backdrop, the Berger IPT -International Fund (the "Fund") declined 20.27% for the year ended December 31, 2001, compared with a drop of 21.21% in the MSCI EAFE Index.(1) The Fund managed to slightly outperform the index as a result of the defensive bias of its holdings. Defensive sectors such as healthcare, energy and consumer staples outperformed the TMT (Technology, Media, and Telecommunications) and cyclical sectors in all but the fourth quarter.

         Although the financial sector generally performed inline with the broader market, two UK financial institutions, Barclays PLC and Lloyds TSB Group PLC, held up well and had the largest positive impact on the portfolio. Netherlands-based ING Groep NV and French insurer AXA both had a difficult year. Both of these financial services companies attributed their poor results to decreasing demand caused by a slowing global economy, weak equity markets and claims arising from the September 11 terrorist attacks.

         Despite strong gains during the final quarter, the portfolio's telecommunications holdings fared the worst. French-quoted equipment maker Alcatel Althsom suffered as demand for its products slowed rapidly. Vodafone Group PLC, the world's largest mobile operator, was dragged down by negative sentiment surrounding the sector as well as by announcement of a fiscal first-half loss of US$9.74 billion as a result of a goodwill writeoff associated with recent acquisitions. Vodafone's results before the writeoff revealed good growth and lower-than-expected expenditures.

         Nokia Oyj was unique among telecommunications holdings, contributing strongly to Fund performance after announcing that fourth quarter sales and earnings might be better than expected.

         Beverage company Diageo PLC also posted good results, citing strong performance from its spirits division.

OUTLOOK

         We believe the global economy will likely spend much of 2002 digging itself out of recession, with growth possibly set to recover somewhat in the second half of the year. However, the strength of this recovery may not be as powerful as capital markets have anticipated. For the first time since the 1960s, the economies of the United States, Japan and Germany all contracted in the third quarter. This synchronized downturn may make it difficult for a widespread revival in global consumer demand, particularly as the employment situation continues to deteriorate in many economies.

         Nevertheless, the U.S. benchmark interest rate is at a 40- year low, Germany's lending rates are at their lowest level in more than a decade and Japan's central bank continues to pump money into an economy with zero nominal interest rates. Equity markets have typically benefited from these low-rate environments--some benefit was reflected in the fourth quarter. Given time, economies may ultimately gain from cheaper credit conditions.

         We believe inflation is likely to remain benign. As economic recovery takes hold, corporate profits could improve--helping to underpin valuations--and interest rates may rise. However, we do not believe the recovery will be so strong as to prompt an aggressive rise in rates.

         In our opinion, markets will remain volatile. We believe stocks with dependable top and bottom-line growth will provide the best returns over the next few years and that the current valuations ascribed to cyclicals are too optimistic. Despite uncertainties about the macroeconomic outlook, there are companies likely to produce good earnings growth and margin expansion independent of the economic cycle. Taking all of this into account, we believe there are no obvious sectors or geographic regions that are obvious winners in the current environment. Consequently, we believe continued focus on judicious stock selection will drive returns in 2002.

PERFORMANCE OVERVIEW

================================================================================

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

One Year                        (20.27)%
Life of Fund (5/1/97)             1.43%

Berger IPT-International Fund
Growth of $10,000

[GRAPH]

Berger IPT - International Fund   $10,686

MSCI EAFE Index                   $10,700

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investments in the Fund are not insured by the Federal Deposit Insurance Corporation, are not deposits and are not obligations of, or endorsed or guaranteed in any way by, any bank. Foreign investing involves special risks, such as currency fluctuations and political and economic uncertainty, which are discussed further in the prospectus.

================================================================================

---------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

1 The Morgan Stanley Capital International EAFE Index represents major overseas markets. The Index is unmanaged, with dividends reinvested, and investors cannot actually make investments in the Index.

                                                May 1, 2002

                                                Growth Portfolio
                                                Growth and Income Portfolio
                                                International Growth Portfolio

                               JANUS ASPEN SERIES
                              INSTITUTIONAL SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

    [JANUS LOGO]

                This prospectus describes three series (the "Portfolios") with a variety of investment objectives. Each Portfolio of Janus Aspen Series currently offers one or more classes of shares. The Institutional Shares (the "Shares") are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges or commissions. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Equity Portfolios........................................    2
                   Fees and expenses........................................    7
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Equity Portfolios........................................    8
                   General portfolio policies...............................   11
                   Risks....................................................   13
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   15
                   Management expenses......................................   15
                   Portfolio managers.......................................   16
                OTHER INFORMATION...........................................   17
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   18
                   Taxes....................................................   18
                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   19
                   Purchases................................................   19
                   Redemptions..............................................   20
                   Excessive trading........................................   20
                   Shareholder communications...............................   20
                FINANCIAL HIGHLIGHTS........................................   21
                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities...............................   24
                   Futures, options and other derivatives...................   26
                   Other investments, strategies and/or techniques..........   26


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EQUITY PORTFOLIOS

          The Equity Portfolios are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although Growth and Income Portfolio may also emphasize some degree of income, it is not designed for investors who desire a consistent level of income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY PORTFOLIOS?

--------------------------------------------------------------------------------

          DOMESTIC EQUITY PORTFOLIOS

          - GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - GROWTH AND INCOME PORTFOLIO seeks long-term capital growth and current income.

          GLOBAL/INTERNATIONAL EQUITY PORTFOLIO

          - INTERNATIONAL GROWTH PORTFOLIO seeks long-term growth of capital.

          The Portfolios' Trustees may change these objectives or the Portfolios' principal investment policies without a shareholder vote. The Portfolios will notify you at least 60 days before making any changes to their objectives or principal investment policies. If there is a material change to a Portfolio's objective or principal investment policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look at companies one at a time to determine if a company is an attractive investment opportunity and is consistent with a Portfolio's investment policies. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          Within the parameters of its specific investment policies discussed below, each Portfolio may invest without limit in foreign equity and debt securities.

          Within the parameters of its specific investment policies discussed below, each Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

          GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          GROWTH AND INCOME PORTFOLIO normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential.

          INTERNATIONAL GROWTH PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

 2 Janus Aspen Series

          For purposes of International Growth Portfolio's 80% policy, net assets will take into account borrowings for investment purposes.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY PORTFOLIOS?

          The biggest risk is that the Portfolios' returns may vary, and you could lose money. The Equity Portfolios are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of a Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio's holdings could also decrease if the stock market goes down. If the value of a Portfolio's holdings decreases, that Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you may get back less money.

          The income component of GROWTH AND INCOME PORTFOLIO'S holdings includes fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

          INTERNATIONAL GROWTH PORTFOLIO may have significant exposure to foreign markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                          Risk return summary  3

          The following information provides some indication of the risks of investing in the Equity Portfolios by showing how each of the Equity Portfolios' performance has varied over time. The bar charts depict the change in performance from year to year during the periods indicated. The tables compare the average annual returns for the Shares of each Portfolio for the periods indicated to a broad-based securities market index.

           GROWTH PORTFOLIO - INSTITUTIONAL SHARES

                Annual returns for periods ended 12/31
                        2.76%            30.17%       18.45%       22.75%       35.66%       43.98%      (14.55%)     (24.73%)
                        1994              1995         1996         1997         1998         1999         2000         2001



                Best Quarter:  4th-1998  27.71%  Worst Quarter:  3rd-2001  (24.79%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                         Since Inception
                                                                   1 year     5 years       (9/13/93)
           Growth Portfolio - Institutional Shares                 (24.73%)    9.05%         11.83%
           S&P 500 Index*                                          (11.88%)   10.70%         13.70%
                                                                  --------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

 4 Janus Aspen Series

           GROWTH AND INCOME PORTFOLIO - INSTITUTIONAL SHARES

                Annual returns for periods ended 12/31
                            74.04%                        (14.10%)                       (13.37%)
                             1999                           2000                           2001



                Best Quarter:  4th-1999  38.39%  Worst Quarter:  3rd-2001  (15.32%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                   Since Inception
                                                                        1 year        (5/1/98)
          Growth and Income Portfolio - Institutional Shares           (13.37%)        12.72%
          S&P 500 Index*                                               (11.88%)         2.20%
                                                                       ---------------------------

          * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

                                                          Risk return summary  5

           INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES

                Annual returns for periods ended 12/31
                       23.15%            34.71%        18.51%        17.23%        82.27%       (15.94%)      (23.23%)
                        1995              1996          1997          1998          1999          2000          2001



                Best Quarter:  4th-1999  58.48%  Worst Quarter:  3rd-2001  (20.38%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                         Since Inception
                                                                   1 year     5 years       (5/2/94)
           International Growth Portfolio - Institutional Shares   (23.23%)   10.32%         13.47%
           Morgan Stanley Capital International EAFE(R) Index*     (21.44%)    0.89%          2.76%
                                                                  --------------------------------------

           * The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East.

          The Equity Portfolios' past performance does not necessarily indicate how they will perform in the future.

 6 Janus Aspen Series

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                                                          Total Annual Fund
                                                                  Management    Other         Operating
                                                                     Fee       Expenses       Expenses*
    Growth Portfolio                                                0.65%       0.01%            0.66%
    Growth and Income Portfolio                                     0.65%       0.05%            0.70%
    International Growth Portfolio                                  0.65%       0.06%            0.71%

--------------------------------------------------------------------------------
    * Expenses are based upon expenses for the year ended December 31, 2001.
      All expenses are shown without the effect of any expense offset arrangements.
--------------------------------------------------------------------------------

   EXAMPLE:
   This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Growth Portfolio                                                $67       $211       $368        $822
    Growth and Income Portfolio                                     $72       $224       $390        $871
    International Growth Portfolio                                  $73       $227       $395        $883

                                                          Risk return summary  7

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Growth Portfolio                                                 Janus Fund
                  Growth and Income Portfolio                    Janus Growth and Income Fund
                  International Growth Portfolio                          Janus Overseas Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

EQUITY PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Equity Portfolios, their principal investment strategies and certain risks of investing in the Equity Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

DOMESTIC EQUITY PORTFOLIOS

          GROWTH PORTFOLIO
          Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          GROWTH AND INCOME PORTFOLIO
          Growth and Income Portfolio seeks long-term capital growth and current income. It pursues its objective by normally emphasizing investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. Because of this investment strategy, the Portfolio is not designed for investors who need consistent income.

GLOBAL/INTERNATIONAL EQUITY PORTFOLIO

          INTERNATIONAL GROWTH PORTFOLIO
          International Growth Portfolio seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the

 8 Janus Aspen Series

          United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The following questions and answers are designed to help you better understand the Equity Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Consistent with its investment objective and policies, each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

          Growth and Income Portfolio may emphasize some degree of income. Realization of income is not a significant consideration when choosing investments for the other Portfolios. Income realized on the Portfolios' investments may be incidental to their objectives. In the case of Growth and Income Portfolio, the portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stock.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Equity Portfolios offered by this Prospectus do not emphasize companies of any particular size.

4. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF GROWTH AND INCOME PORTFOLIO'S HOLDINGS?

          Growth and Income Portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Portfolio will place a greater emphasis on the growth component.

5. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF GROWTH AND INCOME PORTFOLIO'S HOLDINGS?

          The growth component of the Portfolio is expected to consist primarily of common stocks, but may also include preferred stocks or convertible securities selected primarily for their growth potential.

             Investment objectives, principal investment strategies and risks  9

6. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF GROWTH AND INCOME PORTFOLIO'S HOLDINGS?

          The income component of Growth and Income Portfolio's holdings will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the Portfolio if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

7. HOW DO INTEREST RATES AFFECT THE VALUE OF MY GROWTH AND INCOME PORTFOLIO INVESTMENT?

          The income component of Growth and Income Portfolio's holdings includes fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

 10 Janus Aspen Series

GENERAL PORTFOLIO POLICIES

          The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. A Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly. When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Equity Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks and securities convertible into common or preferred stocks. To a lesser degree, the Portfolios may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk bonds (less than 35% of each Portfolio's assets)

          - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - short sales (no more than 8% of a Portfolio's assets may be invested in "naked" short sales)

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign

            Investment objectives, principal investment strategies and risks 11 currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, each Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance. The Financial Highlights section of this Prospectus shows the Portfolios' historical turnover rates.

 12 Janus Aspen Series

RISKS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow.

The following questions and answers are designed to help you better understand some of the risks of investing in the Equity Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

            Investment objectives, principal investment strategies and risks  13

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

4. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect.

5. WHAT IS "INDUSTRY RISK"?

          Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Equity Portfolios may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

 14 Janus Aspen Series

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

          Janus Capital Management LLC ("Janus Capital"), 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' Shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

MANAGEMENT EXPENSES

          Each Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. Each Portfolio's advisory agreement spells out the management fee and other expenses that the Portfolios must pay. New investment advisory agreements approved at a special meeting of the shareholders on January 31, 2002, that are the same in all material respects as the previous advisory agreements, became effective on April 3, 2002.

          The Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate).

                                                                     Average Daily       Annual Rate
                                                                      Net Assets         Percentage
     Portfolios                                                      of Portfolio            (%)
-----------------------------------------------------------------------------------------------------
     Growth Portfolio                                              All Asset Levels         0.65
     Growth and Income Portfolio
     International Growth Portfolio
-----------------------------------------------------------------------------------------------------

          For the year ended December 31, 2001, each Portfolio paid Janus Capital the following management fees based upon each Portfolio's average net assets: 0.65% for Growth Portfolio, 0.65% for Growth and Income Portfolio and 0.65% for International Growth Portfolio.

                                                Management of the Portfolios  15

PORTFOLIO MANAGERS

DAVID J. CORKINS
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Growth and Income Portfolio, which he has managed since its inception. Mr. Corkins is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1995 as a research analyst. Mr. Corkins holds a Bachelor of Arts degree in English and Russian from Dartmouth and he received his Master of Business Administration degree from Columbia University in 1993.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of International
            Growth Portfolio which she has managed or co-managed since its inception. Ms. Hayes is also Portfolio Manager of other Janus accounts. She joined Janus Capital in 1987. She holds a Bachelor of Arts degree in Economics from Yale University. Ms. Hayes has earned the right to use the Chartered Financial Analyst designation.

BRENT A. LYNN
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of International
            Growth Portfolio, which he has co-managed since January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. He holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation.

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Growth Portfolio, which he has managed since January 2000. He previously served as Executive Vice President and Portfolio Manager of
            Equity Income Portfolio from its inception to December 1999 and Balanced Portfolio from May 1996 to December 1999. Mr. Rollins is also Portfolio Manager of other Janus accounts. Mr. Rollins joined Janus Capital in 1990. He holds a Bachelor of Science degree in Finance from the University of Colorado. Mr. Rollins has earned the right to use the Chartered Financial Analyst designation.

 16 Janus Aspen Series

OTHER INFORMATION
--------------------------------------------------------------------------------

          CLASSES OF SHARES

          Each Portfolio currently offers two or three classes of shares, one of which, the Institutional Shares, is offered pursuant to this prospectus and sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service Shares and Service II Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares or Service II Shares, please call 1-800-525-0020.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          DISTRIBUTION OF THE PORTFOLIOS

          The Portfolios are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  17

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments at least annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          DISTRIBUTION SCHEDULE

          Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June for all of the Portfolios.

          HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

          Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

 18 Janus Aspen Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange. Securities of the Portfolios are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

          Because foreign securities markets may operate on days that are not business days in the United States, the value of a Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's Shares.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          The Portfolios are not intended for excessive trading or market timing. Excessive purchases of Portfolio Shares disrupt portfolio management and drive Portfolio expenses higher. Each Portfolio reserves the right to reject any specific purchase order, including exchange purchases, for any reason. For example, purchase orders may be refused if a Portfolio would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. The Portfolios may also suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Portfolios' policy on market timing, see "Excessive Trading" on the next page.

          Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

          The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

                                                         Shareholder's guide  19

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

EXCESSIVE TRADING

          Frequent trading into and out of a Portfolio can disrupt portfolio investment strategies and increase portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs. The Portfolios are not intended for market timing or excessive trading. The Portfolios and their agents reserve the right to reject any purchase request (including exchange purchases if permitted by your insurance company or plan sponsor) by any investor or group of investors indefinitely if they believe that any combination of trading activity in the account(s) is attributable to market timing or is otherwise excessive or potentially disruptive to the Portfolio. The Portfolios may refuse purchase orders (including exchange purchases) for any reason without prior notice, particularly orders that the Portfolio believes are made on behalf of market timers.

          The trading history of accounts under common ownership or control may be considered in enforcing these policies. Transactions placed through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Portfolio. Transactions accepted by your insurance company or plan sponsor in violation of our excessive trading policy are not deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by your intermediary.

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

 20 Janus Aspen Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

          The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent years or the life of the Portfolio if less than five years. Items 1 through "Net asset value, end of period" reflect financial results for a single Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

GROWTH PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     Years ended December 31
                                                                   2001          2000          1999          1998          1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $26.48        $33.65        $23.54         $18.48      $15.51
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.02          0.05          0.07           0.05        0.15
  3. Net gains or losses on securities (both realized and
     unrealized)                                                    (6.56)        (4.59)         10.24           6.36        3.34
  4. Total from investment operations                               (6.54)        (4.54)         10.31           6.41        3.49
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.01)        (0.06)        (0.06)         (0.05)      (0.15)
  6. Distributions (from capital gains)                             (0.04)        (2.57)        (0.14)         (1.30)      (0.37)
  7. Total distributions                                            (0.05)        (2.63)        (0.20)         (1.35)      (0.52)
  8. NET ASSET VALUE, END OF PERIOD                                 $19.89        $26.48        $33.65         $23.54      $18.48
  9. Total return                                                 (24.73%)      (14.55%)        43.98%         35.66%      22.75%
 10. Net assets, end of period (in thousands)                   $2,490,954    $3,529,807    $2,942,649     $1,103,549    $608,281
 11. Average net assets for the period (in thousands)           $2,911,331    $3,734,449    $1,775,373       $789,454    $477,914
 12. Ratio of gross expenses to average net assets(1)                0.66%(2)      0.67%(2)      0.67%(2)       0.68%(2)    0.70%(2)
 13. Ratio of net expenses to average net assets(3)                  0.66%         0.67%         0.67%          0.68%       0.69%
 14. Ratio of net investment income to average net assets            0.07%         0.19%         0.30%          0.26%       0.91%
 15. Portfolio turnover rate                                           48%           47%           53%            73%        122%
---------------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.66% in 2001, 0.67% in 2000, 0.69% in 1999, 0.75% in 1998 and
    0.78% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  21

GROWTH AND INCOME PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------
                                                                          Years ended December 31
                                                                  2001        2000        1999      1998(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $17.41      $20.77      $11.96     $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.20        0.19        0.04       0.02
  3. Net gains or losses on securities (both realized and
     unrealized)                                                  (2.52)      (3.08)        8.81       1.96
  4. Total from investment operations                             (2.32)      (2.89)        8.85       1.98
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.22)      (0.16)      (0.04)     (0.02)
  6. Distributions (from capital gains)                               --      (0.31)          --         --
  7. Total distributions                                          (0.22)      (0.47)      (0.04)     (0.02)
  8. NET ASSET VALUE, END OF PERIOD                               $14.87      $17.41      $20.77     $11.96
  9. Total return*                                              (13.37%)    (14.10%)      74.04%     19.80%
 10. Net assets, end of period (in thousands)                    $92,659    $123,812     $84,480     $6,413
 11. Average net assets for the period (in thousands)           $105,243    $124,282     $28,838     $2,883
 12. Ratio of gross expenses to average net assets**(2)            0.70%(3)    0.78%(3)    1.06%(3)   1.25%(3)
 13. Ratio of net expenses to average net assets**(4)              0.70%       0.78%       1.05%      1.25%
 14. Ratio of net investment income to average net assets**        1.19%       1.07%       0.56%      0.66%
 15. Portfolio turnover rate**                                       52%         37%         59%        62%
------------------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year.
(1) May 1, 1998 (inception) through December 31, 1998.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The ratio was 0.70% in 2001, 0.78% in 2000, 1.15% in 1999 and 3.06% in 1998
    before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Growth and Income Fund.
(4) The expense ratio reflects expenses after any expense offset arrangements.

 22 Janus Aspen Series

INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------------
                                                                                 Years ended December 31
                                                                  2001         2000         1999        1998        1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $30.90        $38.67      $21.27      $18.48      $15.72
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.26          0.62        0.06        0.13        0.11
  3. Net gains or losses on securities (both realized and
     unrealized)                                                  (7.43)        (6.51)       17.40        3.07        2.80
  4. Total from investment operations                             (7.17)        (5.89)       17.46        3.20        2.91
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.26)        (0.63)      (0.06)      (0.14)      (0.11)
  6. Distributions (from capital gains)                               --        (0.91)          --      (0.27)      (0.04)
  7. Tax return of capital distributions                              --        (0.34)          --          --          --
  8. Total distributions                                          (0.26)        (1.88)      (0.06)      (0.41)      (0.15)
  9. NET ASSET VALUE, END OF PERIOD                               $23.47        $30.90      $38.67      $21.27      $18.48
 10. Total return                                               (23.23%)      (15.94%)      82.27%      17.23%      18.51%
 11. Net assets, end of period (in thousands)                   $869,983    $1,158,666    $810,392    $311,110    $161,091
 12. Average net assets for the period (in thousands)           $962,343    $1,214,163    $425,876    $234,421     $96,164
 13. Ratio of gross expenses to average net assets(1)              0.71%(2)      0.71%(2)    0.77%(2)    0.86%(2)    0.96%(2)
 14. Ratio of net expenses to average net assets(3)                0.71%         0.71%       0.76%       0.86%       0.96%
 15. Ratio of net investment income to average net assets          0.95%         1.88%       0.26%       0.73%       0.70%
 16. Portfolio turnover rate                                         65%           67%         80%         93%         86%
--------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.71% in 2001, 0.71% in 2000, 0.84% in 1999, 0.95% in 1998 and
    1.08% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(3) The expense ratio reflects expenses after any offset arrangements.

                                                        Financial highlights  23

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

          This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

 24 Janus Aspen Series

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher

                                                Glossary of investment terms  25
          than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk

 26 Janus Aspen Series
          of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          SHORT SALES in which a Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that a Portfolio owns, or a security equivalent in kind or amount to the security sold short that a Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Portfolio borrows and does not own. A Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For "naked" short sales, a Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale and if the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

                                                Glossary of investment terms  27

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 28

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

                     You can request other information,
                     including a Statement of Additional
                     Information, Annual Report or
                     Semiannual Report, free of charge, by
                     contacting your insurance company or
                     plan sponsor or visiting our Web site
                     at janus.com. In the Portfolios'
                     Annual and Semiannual Reports, you
                     will find a discussion of the market
                     conditions and investment strategies
                     that significantly affected the
                     Portfolios' performance during their
                     last fiscal year. Other information is
                     also available from financial
                     intermediaries that sell Shares of the
                     Portfolios.

                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolios and
                     is incorporated into this Prospectus
                     by reference. You may review and copy
                     information about the Portfolios
                     (including the Portfolios' Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). You may also obtain
                     reports and other information about
                     the Portfolios from the Electronic
                     Data Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's Web site
                     at http://www.sec.gov.

                                  [JANUS LOGO]
                                        WWW.JANUS.COM

                                        100 Fillmore Street
                                        Denver, CO
                                        80206-4928
                                        1-800-525-0020

                    Investment Company Act File No. 811-7736

                                BERGER IPT FUNDS

                       SUPPLEMENT DATED SEPTEMBER 3, 2002

On September 3, 2002, Stilwell Financial Inc. ("Stilwell"), the parent company of Berger Financial Group LLC ("Berger"), announced its intention to consolidate all of its investment advisory operations under Janus Capital Management LLC ("Janus"). As the transaction is presently contemplated, Berger, the investment adviser to the Berger IPT Funds, will be consolidated into Janus and Berger will cease to exist.

It is anticipated that portfolio management of the following Berger IPT Funds, which are advised by subadvisers to Berger, will not be affected:

         Berger IPT - Mid Cap Value Fund
         Berger IPT - Large Cap Value Fund

It is presently anticipated that a change in portfolio management of the following Berger IPT Funds will occur:

         Berger IPT - Growth Fund
         Berger IPT - Large Cap Growth Fund
         Berger IPT - Small Company Growth Fund
         Berger IPT - International Fund

The Trustees of the Berger IPT Funds, not Janus or Stilwell, will be responsible for selecting a new adviser for these funds. The Trustees have begun considering the alternatives. Berger will continue to provide investment advisory and administrative services to the Berger IPT Funds until the completion of the transaction. It is anticipated that the consolidation of Stilwell will be completed in the first quarter of 2003.

                     BERGER IPT - SMALL COMPANY GROWTH FUND
                            BERGER IPT - GROWTH FUND

                         SUPPLEMENT DATED JULY 19, 2002
                                       TO
                          PROSPECTUS DATED MAY 1, 2002

         Effective July 19, 2002, Berger Financial Group LLC Executive Vice President and Chief Investment Officer Jay W. Tracey III will be appointed portfolio manager of Berger IPT - Small Company Growth Fund. Also effective July 19, 2002, Berger Financial Group LLC Vice President and Portfolio Manager Steven
L. Fossel will join Mr. Tracey as portfolio manager of Berger IPT - Growth Fund. Messrs. Tracey and Fossel will manage Berger IPT - Growth Fund as a team.

         The section "Organization of the Funds" of the Prospectus is amended accordingly.

                     BERGER IPT - SMALL COMPANY GROWTH FUND

                         SUPPLEMENT DATED JULY 19, 2002
                                       TO
                          PROSPECTUS DATED MAY 1, 2002

         Effective July 19, 2002, Berger Financial Group LLC Executive Vice President and Chief Investment Officer Jay W. Tracey III will be appointed portfolio manager of Berger IPT - Small Company Growth Fund. Mr. Tracey joined Berger Financial Group LLC in June of 2000. From November 1995 to May 2000, he was Vice President and Portfolio Manager of Oppenheimer Funds where he managed emerging growth funds. Mr. Tracey has more than 25 years experience in the securities industry.

         The section "Organization of the Fund" of the Prospectus is amended accordingly.

                         May 1, 2002


                         BERGER IPT FUNDS
                         PROSPECTUS


                         [BERGER FUNDS LOGO]

                         BERGER IPT - GROWTH FUND

                         BERGER IPT - LARGE CAP GROWTH FUND

                         BERGER IPT - SMALL COMPANY GROWTH FUND

                         BERGER IPT - INTERNATIONAL FUND

                         BERGER IPT - LARGE CAP VALUE FUND

                         BERGER IPT - MID CAP VALUE FUND

The Securities and Exchange Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime. Like all mutual funds, an investment in the Berger IPT Funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no guarantee that the Funds will meet their investment goals, and although you have the potential to make money, you could also lose money in the Funds.

BERGER IPT - SMALL COMPANY GROWTH FUND is a registered servicemark of Berger Financial Group LLC; the BERGER MOUNTAIN LOGO is a registered trademark of Berger Financial Group LLC; BERGER IPT - INTERNATIONAL FUND, BERGER IPT - LARGE CAP GROWTH FUND, BERGER IPT - GROWTH FUND, BERGER IPT - MID CAP VALUE FUND and BERGER IPT - LARGE CAP VALUE FUND are servicemarks of Berger Financial Group LLC; and other marks referred to herein are the servicemarks, trademarks, registered servicemarks or registered trademarks of the respective owners thereof.

Table of Contents

THE BERGER IPT FUNDS are mutual funds. A mutual fund pools money from shareholders and invests in a portfolio of securities. You may not invest in shares of the Funds directly. You may invest in shares of the Funds by purchasing a variable annuity or variable life insurance contract from a participating insurance company. A participating insurance company is one that has arranged to make one or more of the Funds available as an investment option under their variable insurance contracts. You may also invest in shares of the Funds if you participate in a qualified retirement plan and your employer has arranged to make one or more of the Funds available as an investment option under that plan. Each of the following sections introduces a Fund, its goal, principal investment strategies and principal risks. They also contain expense and performance information.

Berger IPT - Growth Fund(SM) ......................................................    4

Berger IPT - Large Cap Growth Fund(SM) ............................................    6

Berger IPT - Small Company Growth Fund(R) .........................................    8

Berger IPT - International Fund(SM) ...............................................   10

Berger IPT - Large Cap Value Fund(SM) .............................................   12

Berger IPT - Mid Cap Value Fund(SM) ...............................................   14

Investment Techniques, Securities and Associated Risks ............................   16

Risk and Investment Table .........................................................   17

Risk and Investment Glossary ......................................................   18

Buying and Selling (Redeeming) Shares .............................................   20

Fund Share Price ..................................................................   20

Other Information .................................................................   20

Excessive Trading .................................................................   20

Privacy Notice ....................................................................   20

Distributions and Taxes ...........................................................   21

Organization of the Funds .........................................................   22

Investment Managers ...............................................................   22

Past Performance of Similar Funds .................................................   24

12b-1 Arrangements ................................................................   25

Financial Highlights ..............................................................   26

Berger IPT - Growth Fund ..........................................................   26

Berger IPT - Large Cap Growth Fund ................................................   27

Berger IPT - Small Company Growth Fund ............................................   27

Berger IPT - International Fund ...................................................   28

                          Berger IPT Funds - May 1, 2002 IPT Combined Prospectus

4

Berger IPT -
Growth Fund

The Fund's Goal and Principal Investment Strategies

The Fund aims for long-term capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of established companies with the potential for growth.

The Fund's stock selection by the Fund's investment manager focuses on companies that have demonstrated an ability to generate above-average growth in revenue and earnings regardless of the company's size.

The Fund's investment manager generally looks for companies with:

o  Strong revenue and earnings growth

o  Large market potential for their products and services

o Proven, capable management teams with clearly-defined strategies for future growth.

The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal.

Principal Risks

You may be interested in the Fund if you are comfortable with the risks of equity investing and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down, and you could lose money on your investment.

Although the Fund is expected to invest in stocks of companies of all sizes, including large companies, the Fund's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Small and mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks. In addition, the Fund's active trading will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance

The information below shows the Fund's performance through December 31, 2001. These returns include reinvestment of all dividends and capital gain distributions and reflect Fund expenses. They do not, however, reflect charges and expenses deducted by your particular variable insurance contract or retirement plan, which would lower performance. Therefore, they should only be considered along with the total return information provided by your contract or plan that reflects those charges and expenses. As with all mutual funds, past performance does not guarantee future results.

Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31

                                     [GRAPH]

1997                            13.76%

1998                            16.29%

1999                            49.13%

2000                           -17.51%

2001                           -32.51%

BEST QUARTER:   12/31/99        42.08%

WORST QUARTER:   3/31/01       -27.81%

Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared to the Russell 3000 Growth Index, the Fund's new benchmark index, and the Standard & Poor's 500 Index (S&P 500), the Fund's previous benchmark index. The Fund changed its benchmark index to correlate more closely to the investment style of the Fund. The Russell 3000 Growth Index is an unmanaged index, with dividends reinvested, which measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The S&P 500 is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly

Berger IPT Funds - May 1, 2002 IPT Combined Prospectus

                                                                Berger IPT Funds

traded U.S. companies. While the Fund does not seek to match the returns of either index, they are good indicators of general stock market performance. You may not invest in either index, and unlike the Fund, they do not incur fees or charges.

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2001

                                              Life of the Fund
                        1 Year      5 Years     (May 1, 1996)
                        -------     -------   ----------------
The Fund                -32.51%      1.89%          2.36%

Russell 3000 Growth     -19.63%      7.72%          8.89%

S&P 500                 -11.88%     10.70%         12.09%

Fund Expenses

As a shareholder in the Fund, you do not pay any sales load, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                                              %
---------------------------------                                         ------
Management fee                                                             0.75

Other expenses                                                             0.33

Total Annual Fund Operating Expenses                                       1.08

Fee Waiver and Reimbursement(1)                                           (0.08)
                                                                          -----

Net Expenses                                                               1.00
                                                                          =====

(1) Under a written contract, the Fund's investment adviser waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.00%. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees.

Understanding Expenses

Annual Fund Operating Expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees. They do not include any charges or expenses deducted by your variable insurance contract or retirement plan, which would increase expenses. Refer to your variable contract prospectus or retirement plan documents for an explanation of those charges and expenses.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o  Fund operating expenses remain the same for each period

o  Redemption after the end of each period

o  Reinvestment of all dividends and distributions

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each period would be:

YEARS                                                                          $
-----                                                                      -----
One                                                                          102

Three                                                                        318

Five                                                                         552

Ten                                                                        1,225

                          Berger IPT Funds - May 1, 2002 IPT Combined Prospectus

6

Berger IPT - Large Cap
Growth Fund

The Fund's Goal and Principal Investment Strategies

The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the securities of large, well-established companies that have potential for growth.

The Fund's security selection focuses on the common stocks of larger companies that have demonstrated a history of growth in revenues and earnings.

The Fund's investment manager generally looks for companies with:

o  Opportunities for above-average revenue and earnings growth

o  Strong market positions for their products and services

o Strong, seasoned management teams with well- established and clearly defined strategies.

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of companies whose market capitalization, at the time of initial purchase, is $10 billion or more. Shareholders will be provided at least 60 days notice prior to any change to the Fund's 80% investment policy. In certain unusual circumstances, the Fund may be unable to remain invested at these levels in securities of companies with the stated market capitalization. The Fund may invest up to 20% of its assets in convertible securities rated below investment grade (BB or lower by Standard & Poor's, Ba or lower by Moody's). The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal.

Principal Risks

You may be interested in the Fund if you are comfortable with the risks of equity investing and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, interest rate movements, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down, and you could lose money on your investment.

To the extent the Fund invests in fixed-income securities it takes on different risks, including movements in interest rates and default on payment of principal or interest. In addition, the Fund may invest in convertible securities rated below investment grade, which may pose greater market, interest rate, prepayment and credit risk. These issuers are less financially secure, and are more likely to be hurt by interest rate movements. In addition, if the Fund does engage in active trading, this will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance

The information below shows the Fund's performance through December 31, 2001. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. They do not, however, reflect charges and expenses deducted by your particular variable insurance contract or retirement plan, which would lower performance. Therefore, they should only be considered along with the total return information provided by your contract or plan that reflects those charges and expenses. As with all mutual funds, past performance does not guarantee future results.

Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)

                                     [GRAPH]

1997                               24.99%

1998                               25.03%

1999                               59.05%

2000                              -10.75%

2001                              -25.26%

BEST QUARTER:     12/31/99         39.65%

WORST QUARTER:     9/30/01        -21.19%

(1) Effective May 1, 2001, the Fund changed its name and non-fundamental investment strategies from that of a growth and income fund to a large cap growth fund.

Berger IPT Funds - May 1, 2002 IPT Combined Prospectus

                                                                Berger IPT Funds

Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared to the Russell 1000 Growth Index, the Fund's new benchmark index, and the Standard & Poor's 500 Index (S&P 500), the Fund's previous benchmark index. The Fund changed its benchmark index to correlate more closely to the investment style of the Fund. The Russell 1000 Growth Index is an unmanaged index, with dividends reinvested, which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. While the Fund does not seek to match the returns of either index, they are good indicators of general stock market performance. You may not invest in either index, and unlike the Fund, they do not incur fees or charges.

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2001(1)

                                              Life of the Fund
                        1 Year      5 Years     (May 1, 1996)
                        -------     -------   ----------------
The Fund                -25.26%      10.64%         11.43%

Russell 1000 Growth     -20.42%       8.27%          9.69%

S&P 500                 -11.88%      10.70%         12.09%

(1) Effective May 1, 2001, the Fund changed its name and non-fundamental investment strategies from that of a growth and income fund to a large cap growth fund.

Fund Expenses

As a shareholder in the Fund, you do not pay any sales load, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                                              %
---------------------------------                                           ----
Management fee                                                              0.75

Other expenses                                                              0.14
                                                                            ----

Total Annual Fund Operating Expenses                                        0.89
                                                                            ====

Understanding Expenses

Annual Fund Operating Expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees. They do not include any charges or expenses deducted by your variable insurance contract or retirement plan, which would increase expenses. Refer to your variable contract prospectus or retirement plan documents for an explanation of those charges and expenses.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o  Fund operating expenses remain the same for each period

o  Redemption after the end of each period

o  Reinvestment of all dividends and distributions

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each period would be:

YEARS                                                                          $
-----                                                                      -----
One                                                                           91

Three                                                                        284

Five                                                                         493

Ten                                                                        1,096

                          Berger IPT Funds - May 1, 2002 IPT Combined Prospectus

8

Berger IPT -
Small Company
Growth Fund

The Fund's Goal and Principal Investment Strategies

The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of small companies with the potential for rapid revenue and earnings growth.

The Fund's stock selection focuses on companies that either occupy a dominant position in an emerging industry or have a growing market share in a larger, fragmented industry.

The Fund's investment manager generally looks for companies with:

o An innovative technology, product or service that may enable the company to be a market share leader

o  Strong entrepreneurial management with clearly defined strategies for growth

o  Relatively strong balance sheets.

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index. This average is updated monthly. Shareholders will be provided at least 60 days notice prior to any change to the Fund's 80% investment policy. In certain unusual circumstances, the Fund may be unable to remain invested at these levels in securities of companies with the stated market capitalization. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal.

Principal Risks

You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down, and you could lose money on your investment.

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks. In addition, the Fund's active trading will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance

The information below shows the Fund's performance through December 31, 2001. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. They do not, however, reflect charges and expenses deducted by your particular variable insurance contract or retirement plan, which would lower performance. Therefore, they should only be considered along with the total return information provided by your contract or plan that reflects those charges and expenses. As with all mutual funds, past performance does not guarantee future results.

Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31

                                     [GRAPH]

1997                              21.21%

1998                               1.87%

1999                              91.45%

2000                              -6.55%

2001                             -33.47%

BEST QUARTER:     12/31/99        55.28%

WORST QUARTER:     9/30/01       -38.28%

Berger IPT Funds - May 1, 2002 IPT Combined Prospectus

                                                                Berger IPT Funds

Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared to the Russell 2000 Growth Index, the Fund's new benchmark index, and the Russell 2000 Index, the Fund's previous benchmark index. The Fund changed its benchmark index to correlate more closely to the investment style of the Fund. The Russell 2000 Growth Index is an unmanaged index, with dividends reinvested, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. It is a generally recognized indicator used to measure overall small company growth-stock performance. The Russell 2000 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 2000 U.S. companies. While the Fund does not seek to match the returns of either index, they are good indicators of general stock market performance. You may not invest in either index, and unlike the Fund, they do not incur fees or charges.

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2001

                                              Life of the Fund
                        1 Year      5 Years     (May 1, 1996)
                        -------     -------   ----------------
The Fund                -33.47%       8.01%        6.93%

Russell 2000 Growth      -9.23%       2.87%        1.42%

Russell 2000              2.49%       7.52%        7.56%

Fund Expenses

As a shareholder in the Fund, you do not pay any sales load, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                                              %
---------------------------------                                           ----
Management fee                                                              0.85

Other expenses                                                              0.13
                                                                            ----

Total Annual Fund Operating Expenses                                        0.98
                                                                            ====

Understanding Expenses

Annual Fund Operating Expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees. They do not include any charges or expenses deducted by your variable insurance contract or retirement plan, which would increase expenses. Refer to your variable contract prospectus or retirement plan documents for an explanation of those charges and expenses.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o  Fund operating expenses remain the same for each period

o  Redemption after the end of each period

o  Reinvestment of all dividends and distributions

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each period would be:

YEARS                                                                          $
-----                                                                      -----
One                                                                          100

Three                                                                        312

Five                                                                         542

Ten                                                                        1,201

                          Berger IPT Funds - May 1, 2002 IPT Combined Prospectus

10

Berger IPT -
International Fund

The Fund's Goal and Principal Investment Strategies

The Fund aims for long-term capital appreciation. In pursuing that goal, the Fund primarily invests in common stocks of well-established foreign companies.

The Fund's investment manager first identifies economic and business themes that it believes provide a favorable framework for selecting stocks. Using fundamental analysis, the investment manager then selects individual companies best positioned to take advantage of opportunities presented by these themes.

The Fund's investment manager generally looks for companies with:

o Securities that are fundamentally undervalued relative to their long-term prospective earnings growth rates, their historic valuation levels and their competitors

o Business operations predominantly in well-regulated and more stable foreign markets

o Substantial size and liquidity, strong balance sheets, proven management and diversified earnings.

The Fund invests primarily in common stocks with 65% of its total assets in securities of companies located in at least five different countries outside the United States. In certain unusual circumstances, the Fund may be unable to remain invested in securities of companies at the stated market level. Recently, the Fund has been weighted toward the United Kingdom, Europe and selectively in Japan and the Far East. However, it may also invest in other foreign countries, including developing countries. A majority of the Fund's assets are invested in mid-sized to large capitalization companies. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation.

Principal Risks

You may be interested in the Fund if you are comfortable with the risks of international investing and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down, and you could lose money on your investment. There are additional risks with investing in foreign countries, especially in developing countries--specifically, economic, market, currency, liquidity, information, political and transaction risks. As a result of these additional risks, the Fund may be more volatile than a domestic stock fund. In addition, foreign stocks may not move in concert with the U.S. markets. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks. In addition, the Fund may invest in certain securities with unique risks, such as forward foreign currency contracts, which may present hedging, credit, correlation, opportunity and leverage risks.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance

The information below shows the Fund's performance through December 31, 2001. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. They do not, however, reflect charges and expenses deducted by your particular variable insurance contract or retirement plan, which would lower performance. Therefore, they should only be considered along with the total return information provided by your contract or plan that reflects those charges and expenses. As with all mutual funds, past performance does not guarantee future results.

Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31

                                     [GRAPH]

1998                              16.13%

1999                              31.24%

2000                             -10.18%

2001                             -20.27%

BEST QUARTER:     12/31/99        21.19%

WORST QUARTER:     9/30/98       -16.53%

Berger IPT Funds - May 1, 2002 IPT Combined Prospectus

                                                                Berger IPT Funds

Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Morgan Stanley Capital International Europe, Australasia and the Far East Index (EAFE Index), an unmanaged index, with dividends reinvested, which represents major overseas stock markets. While the Fund does not seek to match the returns of the EAFE Index, this index is a good indicator of foreign stock markets. You may not invest in the EAFE Index and, unlike the Fund, it does not incur fees or charges.

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2001

                                              Life of the Fund
                        1 Year      5 Years     (May 1, 1997)
                        -------     -------   ----------------
The Fund                -20.27%      -2.04%        1.43%

EAFE Index              -21.21%      -4.79%        1.46%

Fund Expenses

As a shareholder in the Fund, you do not pay any sales load, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                                              %
---------------------------------                                          -----
Management fee                                                              0.85

Other expenses                                                              0.75

Total Annual Fund Operating Expenses                                        1.60

Fee Waiver and Reimbursement(1)                                            (0.40)
                                                                           -----
Net Expenses                                                                1.20
                                                                           =====

(1) Under a written contract, the Fund's investment adviser waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.20%. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees.

Understanding Expenses

Annual Fund Operating Expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees. They do not include any charges or expenses deducted by your variable insurance contract or retirement plan, which would increase expenses. Refer to your variable contract prospectus or retirement plan documents for an explanation of those charges and expenses.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o  Fund operating expenses remain the same for each period

o  Redemption after the end of each period

o  Reinvestment of all dividends and distributions

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each period would be:

YEARS                                                                          $
-----                                                                      -----
One                                                                          122

Three                                                                        381

Five                                                                         660

Ten                                                                        1,455

                          Berger IPT Funds - May 1, 2002 IPT Combined Prospectus

Berger IPT -
Large Cap Value Fund

The Fund's Goal and Principal Investment Strategies

The Fund aims for capital appreciation. In pursuing that goal, the Fund invests primarily in the common stocks of large companies whose stock prices are believed to be undervalued.

The Fund's investment manager uses fundamental analysis and proprietary valuation models to select a core holding of stocks for the Fund. The Fund's investment manager generally looks for companies:

o  That have strong fundamentals and strong management

o Whose stock is trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flow or franchise value

o Where there is a specific catalyst or event that has the potential to drive appreciation of their stock toward intrinsic value.

Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of companies whose market capitalization, at the time of initial purchase, is $9 billion or more. Shareholders will be provided at least 60 days notice prior to any change to the Fund's 80% investment policy. In certain unusual circumstances, the Fund may be unable to remain invested at these levels in securities of companies with the stated market capitalization. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectation for appreciation.

Principal Risks

You may be interested in the Fund if you are comfortable with the risks of equity investing and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down, and you could lose money on your investment.

The Fund's investments may focus in a small number of business sectors, which may pose greater market and liquidity risks. In addition, the Fund may invest in certain securities with unique risks, such as special situations, which could present greater market and information risks.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance

The Fund has no performance history since it did not commence operations until December 31, 2001.

Berger IPT Funds - May 1, 2002 IPT Combined Prospectus

                                                                Berger IPT Funds

Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES(1)
(deducted directly from the Fund)                                              %
---------------------------------                                          -----
Management fee                                                              0.75

Distribution (12b-1) fee                                                    0.25

Other expenses                                                              0.31

Total Annual Fund Operating Expenses                                        1.31

Fee Waiver and Expense Reimbursement(2)                                    (0.36)
                                                                           -----

Net Expenses                                                                0.95
                                                                           =====

(1) Based on estimates for the Fund's first year of operations.

(2) Pursuant to a written agreement, the Fund's investment adviser waives its fee and reimburses the Fund to the extent transfer agency, shareholder reporting and registration expenses exceed 0.95% of the daily net assets during the fiscal year. The agreement may not be terminated until December 31, 2002.

Understanding Expenses

Annual Fund Operating Expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees. They do not include any charges or expenses deducted by your variable insurance contract or retirement plan, which would increase expenses. Refer to your variable contract prospectus or retirement plan documents for an explanation of those charges and expenses.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o Fund operating expenses remain the same for each period (except that the example reflects the expense reimbursement by Berger Financial Group LLC for the one-year period and the first year of the three-year period)

o  Redemption after the end of each period

o  Reinvestment of all dividends and distributions

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each period would be:

YEARS                                                                          $
-----                                                                        ---
One                                                                           97

Three                                                                        380

                          Berger IPT Funds - May 1, 2002 IPT Combined Prospectus

14

Berger IPT -
Mid Cap Value Fund

The Fund's Goal and Principal Investment Strategies

The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of mid-sized companies whose stock prices are believed to be undervalued.

The Fund's investment selection focuses on companies that have fallen out of favor with the market or are temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery.

The Fund's investment manager generally looks for companies with:

o A low price relative to their assets, earnings, cash flow or business franchise

o  Products and services that give them a competitive advantage

o  Quality balance sheets and strong management.

The investment manager's philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within the 12-month average of the capitalization range of the Russell Midcap Index. This average is updated monthly. Shareholders will be provided at least 60 days notice prior to any change to the Fund's 80% investment policy. In certain unusual circumstances, the Fund may be unable to remain invested at these levels in securities of companies with the stated market capitalization. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal.

Principal Risks

You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment.

The Fund's share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks. In addition, the Fund may invest in certain securities with unique risks, such as special situations which could present increased market and information risks. The Fund's active trading will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance

The Fund has no performance history since it did not commence operations until December 31, 2001.

Berger IPT Funds - May 1, 2002 IPT Combined Prospectus

                                                                Berger IPT Funds

Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES(1)
(deducted directly from the Fund)                                              %
---------------------------------                                          -----
Management fee                                                              0.75

Distribution (12b-1) fee                                                    0.25

Other expenses                                                              0.33
                                                                           -----

Total Annual Fund Operating Expenses                                        1.33

Fee Waiver and Reimbursement(2)                                            (0.13)
                                                                           -----

Net Expenses                                                                1.20
                                                                           =====

(1) Based on estimates for the Fund's first year of operations.

(2) Pursuant to a written agreement, the Fund's investment adviser waives its fee and reimburses the Fund to the extent transfer agency, shareholder reporting and registration expenses exceed 1.20% of the daily net assets during the fiscal year. The agreement may not be terminated until December 31, 2002.

Understanding Expenses

Annual Fund Operating Expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees. They do not include any charges or expenses deducted by your variable insurance contract or retirement plan, which would increase expenses. Refer to your variable contract prospectus or retirement plan documents for an explanation of those charges and expenses.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o Fund operating expenses remain the same for each period (except that the example reflects the expense reimbursement by Berger Financial Group LLC for the one-year period and the first year of the three-year period)

o  Redemption after the end of each period

o  Reinvestment of all dividends and distributions

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each period would be:

YEARS                                                                          $
-----                                                                        ---
One                                                                          122

Three                                                                        409

                          Berger IPT Funds - May 1, 2002 IPT Combined Prospectus

16

Investment Techniques,
Securities and
Associated Risks

BEFORE YOU INVEST. . .

in any of the Funds, make sure you understand the risks involved. All investments involve risk. Generally, the greater the risk, the greater the potential for return. The reverse is also generally true--the lower the risk, the lower the potential for return.

Like all mutual funds, an investment in the Funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. The Funds are not a complete investment program, but may serve to diversify other types of investments in your portfolio. There is no guarantee that the Funds will meet their investment goals, and although you have the potential to make money, you could also lose money by investing in the Funds.

The table on the following page will help you further understand the risks the Funds take by investing in certain securities and the investment techniques used by the Funds. A glossary follows the table. You may get more detailed information about the risks of investing in the Funds in the Statement of Additional Information (SAI), including a discussion of debt security ratings in Appendix A to the SAI.

KEY TO TABLE

Follow down the columns under the name of the Fund in which you are interested. The boxes will tell you:

     Y Yes, the security or technique is permitted by a Fund and is emphasized by a Fund.

          ----------------------------------------------------------------------

     <    Yes, the security or technique is permitted by a Fund.
          (< denotes a hollow Y)
          ----------------------------------------------------------------------

     N    No, the security or technique is not permitted by a Fund.

          ----------------------------------------------------------------------

     F The restriction is fundamental to a Fund. (Fundamental restrictions cannot be changed without a shareholder vote.)

          ----------------------------------------------------------------------

     5 Use of a security or technique is permitted, but subject to a restriction of up to 5% of total assets.

          ----------------------------------------------------------------------

    25 Use of a security or technique is permitted, but subject to a restriction of up to 25% of total assets.

          ----------------------------------------------------------------------

  33.3 Use of a security or technique is permitted, but subject to a restriction of up to 33 1/3% of total assets.

          ----------------------------------------------------------------------

    [] Use of a security or technique is permitted, but subject to a restriction of up to 5% of net assets.
          ([] denotes a hollow 5)
          ----------------------------------------------------------------------

[][][] Use of a security or technique is permitted, but subject to a restriction of up to 15% of net assets.
          ([][][] denotes a hollow 15)
          ----------------------------------------------------------------------

Berger IPT Funds - May 1, 2002 IPT Combined Prospectus

                                                                Berger IPT Funds

RISK AND INVESTMENT TABLE

                                                                Berger IPT -   Berger IPT -  Berger IPT -  Berger IPT - Berger IPT -
                                                   Berger IPT -  Large Cap    Small Company  International  Large Cap    Mid Cap
                                                   Growth Fund  Growth Fund    Growth Fund       Fund      Value Fund   Value Fund
                                                   ------------ ------------  -------------  ------------- ------------ ------------
Diversification                                         F            F              F              F            F           F
------------------------------------------------------------------------------------------------------------------------------------
Small and mid-sized company securities                  Y            <              Y              <            <           Y
Market, liquidity and information risk
------------------------------------------------------------------------------------------------------------------------------------
Foreign securities                                      <            <              <              Y            <           <
Market, currency, transaction, liquidity,
information, economic and political risk
------------------------------------------------------------------------------------------------------------------------------------
Sector focus                                            Y            <              Y              Y            Y           Y
Market and liquidity risk
------------------------------------------------------------------------------------------------------------------------------------
Convertible securities(1)                               <            <              <              <            <           <
Market, interest rate, prepayment and
credit risk
------------------------------------------------------------------------------------------------------------------------------------
Investment grade bonds (nonconvertible)                 <            <              <              <            <           <
Interest rate, market, call and credit risk
------------------------------------------------------------------------------------------------------------------------------------
Companies with limited operating histories              5F           5F             <              <            <           <
Market, liquidity and information risk
------------------------------------------------------------------------------------------------------------------------------------
Illiquid and restricted securities                  [][][]       [][][]        [][][]         [][][]       [][][]      [][][]
Market, liquidity and transaction risk
------------------------------------------------------------------------------------------------------------------------------------
Special situations                                      <            <              <              <            Y           Y
Market and information risk
------------------------------------------------------------------------------------------------------------------------------------
Initial Public Offerings (IPOs)                         <            <              <              <            <           <
Market, liquidity and information risk
------------------------------------------------------------------------------------------------------------------------------------
Temporary defensive measures                            <            <              <              <            <           <
Opportunity risk
------------------------------------------------------------------------------------------------------------------------------------
Lending portfolio securities                           33.3         33.3           33.3           33.3         33.3        33.3
Credit risk
------------------------------------------------------------------------------------------------------------------------------------
Borrowing                                               5F           5F             25F           25F          25F         25F
Leverage risk
------------------------------------------------------------------------------------------------------------------------------------
Hedging Strategies
------------------
Financial futures(2)                                    []          []             []              N           []          []
Hedging, correlation, opportunity and leverage risk
------------------------------------------------------------------------------------------------------------------------------------
Forward foreign currency contracts(2)                   <            <              <              Y            <           <
Hedging, credit, correlation, opportunity
and leverage risk
------------------------------------------------------------------------------------------------------------------------------------
Options(2) (exchange-traded and over-the-counter)       []          []             []              N           []          []
Hedging, credit, correlation and leverage risk
------------------------------------------------------------------------------------------------------------------------------------
Writing (selling) covered call options(2)               25           25             25             N            25          25
(exchange-traded and over-the-counter)
Opportunity, credit and leverage risk
------------------------------------------------------------------------------------------------------------------------------------

Notes to table:

(1) The Funds have no minimum quality standards for convertible securities, although they will not invest in defaulted securities. They also will not invest 20% or more of their assets in convertible securities rated below investment grade or in unrated convertible securities that the adviser or sub-adviser considers to be below investment grade.

(2) The Funds may use futures, forwards and options only for hedging. Not more than 5% of a Fund's net assets may be used for initial margins for futures and premiums for options, although a Fund may have more at risk under these contracts than the initial margin or premium. However, a Fund's aggregate obligations under these contracts may not exceed the total market value of the assets being hedged, such as some or all of the value of the Fund's equity securities.

                          Berger IPT Funds - May 1, 2002 IPT Combined Prospectus

18

Risk and Investment
Glossary

BORROWING refers to a loan of money from a bank or other financial institution undertaken by a Fund for temporary or emergency reasons only.

CALL RISK is the possibility that an issuer may redeem or "call" a fixed-income security before maturity at a price below its current market price. An increased likelihood of a call may reduce the security's price.

COMMON STOCK is a share of ownership (equity) interest in a company.

COMPANIES WITH LIMITED OPERATING HISTORIES are securities issued by companies that have been in continuous operation for less than three years. Sometimes called "unseasoned" issuers.

CONVERTIBLE SECURITIES are debt or equity securities that may be converted on specified terms into stock of the issuer.

CORRELATION RISK occurs when a Fund "hedges" - uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to each other the way the Fund managers expect them to, then unexpected results may occur.

CREDIT RISK means that the issuer of a security or the counterparty to an investment contract may default, be downgraded or become unable to pay its obligations when due.

CURRENCY RISK happens when a Fund buys or sells a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Fund's investments are converted to U.S. dollars.

DIVERSIFICATION means a diversified fund may not, with respect to at least 75% of its assets, invest more than 5% of its assets in the securities of one company. A nondiversified fund may be more volatile than a diversified fund because it invests more of its assets in a smaller number of companies and the gains or losses on a single stock will therefore have a greater impact on the Fund's share price. The Berger IPT Funds are diversified funds.

ECONOMIC RISK is the risk associated with the fact that foreign economies are often less diverse than the U.S. economy. This lack of diversity may lead to greater volatility and could negatively affect foreign investment values. In addition, it is often difficult for domestic investors to understand all the economic factors that influence foreign markets, thus making it harder to evaluate the Funds' holdings.

FINANCIAL FUTURES are exchange-traded contracts on securities, securities indexes or foreign currencies that obligate the holder to take or make future delivery of a specified quantity of those underlying securities or currencies on a predetermined future date at a predetermined price.

FOREIGN SECURITIES are issued by companies located outside the United States. A Fund considers a company to be located outside the United States if the principal securities trading market for its equity securities is located outside the U.S. or it is organized under the laws of, and has a principal office in, a country other than the U.S.

FORWARD FOREIGN CURRENCY CONTRACTS are privately negotiated contracts committing the holder to purchase or sell a specified quantity of a foreign currency on a predetermined future date at a predetermined price.

HEDGING RISK comes into play when a Fund uses a security whose value is based on an underlying security or index to "offset" the Fund's position in another security or currency. The objective of hedging is to offset potential losses in one security with gains in the hedge. However, a hedge can eliminate or reduce gains as well as offset losses. (Also see "Correlation risk.")

ILLIQUID AND RESTRICTED SECURITIES are securities that, by rules of their issue or by their nature, cannot be sold readily. These do not include liquid Rule 144A securities.

INFORMATION RISK means that information about a security or issuer might not be available, complete, accurate or comparable.

INITIAL PUBLIC OFFERING (IPO) is the sale of a company's securities to the public for the first time. IPO companies can be small and have limited operating histories. The price of IPO securities can be highly unstable because of prevailing market psychology and the small number of shares available. In addition, the quality and number of IPOs available for purchase may diminish in the future, and their contribution to Fund performance may be less significant as a Fund grows in size.

INTEREST RATE RISK is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities are subject to greater interest rate risk.

INVESTMENT-GRADE BONDS are rated BBB (Standard & Poor's) or Baa (Moody's) or above. Bonds rated below investment grade are subject to greater credit risk than investment-grade bonds.

Berger IPT Funds - May 1, 2002 IPT Combined Prospectus

                                                                Berger IPT Funds

LENDING PORTFOLIO SECURITIES to qualified financial institutions is undertaken in order to earn income. The Funds lend securities only on a fully collateralized basis.

LEVERAGE RISK occurs in some securities or techniques that tend to magnify the effect of small changes in an index or a market. This magnified change can result in a loss that exceeds the amount that was invested in the contract or security.

LIQUIDITY RISK occurs when investments cannot be sold readily. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

MARKET CAPITALIZATION is the total current market value of a company's outstanding common stock.

MARKET RISK exists in all mutual funds and means the risk that the prices of securities in a market, a sector, or an industry will fluctuate and that such movements might reduce an investment's value.

OPPORTUNITY RISK means missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.

OPTIONS are contracts giving the holder the right but not the obligation to purchase or sell a security on or before a predetermined future date at a fixed price. Options on securities indexes are similar but settle in cash.

POLITICAL RISK comes into play with investments, particularly foreign investments, that may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

PREPAYMENT RISK is the risk that, as interest rates fall, borrowers are more likely to refinance their debts. As a result, the principal on certain fixed-income securities may be paid earlier than expected, which could cause investment losses and cause prepaid amounts to have to be reinvested at a relatively lower interest rate.

SECTOR FOCUS occurs when a significant portion of a Fund's assets are invested in a relatively small number of related industries. These related industries, or sectors, are narrowly defined segments of the economy, i.e. utilities, technology, healthcare services, telecommunications, etc. There may be additional risks associated with Funds whose investments are focused in a small number of sectors. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in a Fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in a Fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Fund's returns may be considerably more volatile than the returns of a Fund that does not invest in similarly related companies. The Funds will not concentrate 25% or more of their total assets in any one industry. Sector focus may increase both market and liquidity risk.

SMALL AND MID-SIZED COMPANY SECURITIES are securities issued by small or mid-sized companies, as measured by their market capitalization. The market capitalization range targeted by each of the Funds investing primarily in small or mid-sized companies varies by Fund and appears in the description for those Funds under the heading "The Fund's Goal and Principal Investment Strategies." In general, the smaller the company, the greater its risks.

SPECIAL SITUATIONS are companies about to undergo a structural, financial or management change that may significantly affect the value of their securities.

TEMPORARY DEFENSIVE MEASURES Although the Funds reserve the right to take temporary defensive measures, it is the intention of the Funds to remain fully invested at all times. In response to adverse market, economic, political, or other conditions, a Fund's investment manager may believe taking temporary defensive measures is warranted. When this happens, the Fund may increase its investment in government securities and other short-term securities that are inconsistent with the Fund's principal investment strategies. In addition, certain unusual circumstances may force a Fund to temporarily depart from the investment requirement implied by its name.

TRANSACTION RISK means that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual. In the case of foreign securities, use of a foreign securities depository to maintain Fund assets may increase this risk. However, custodial risks of using the depository may be minimized through analysis and continuous monitoring by the Funds' primary custodian.

WRITING (SELLING) COVERED CALL OPTIONS is the selling of a contract to another party that gives them the right but not the obligation to buy a particular security from you. A Fund will write call options only if it already owns the security (if it is "covered").

                          Berger IPT Funds - May 1, 2002 IPT Combined Prospectus

20

Buying and Selling
(Redeeming) Shares

The Funds sell their shares to variable contract accounts of participating insurance companies or to qualified retirement plans. You may invest in shares of the Funds only through this type of variable insurance contract or retirement plan. If you invest through a variable insurance contract, your variable contract account prospectus will explain how you can purchase or surrender a contract, withdraw a portion of your investment, allocate to one or more of the Funds or change existing allocations among investment alternatives. If you invest through a retirement plan, your retirement plan documents will explain this information. Not all of the Funds may be available under a particular contract or plan, and certain contracts or plans may limit allocations among the Funds. Purchases must be made in U.S. dollars drawn on U.S. banks.

The Funds do not impose any sales charges, commissions or redemption fees for the sale or redemption of Fund shares. However, your participating insurance company may impose a sales charge or other charge when you purchase a variable insurance contract. If you invest through a retirement plan, your retirement plan administrator may impose charges when you participate in the plan. In addition, variable insurance contracts and retirement plans may involve other charges and expenses not described in this prospectus. These charges and expenses are described in your variable contract account prospectus or plan document.

Fund Share Price

The price at which Fund shares are sold and redeemed is the share price or net asset value (NAV). The share price for each Fund is determined by adding the value of that Fund's investments, cash and other assets, deducting liabilities, and then dividing that value by the total number of that Fund's shares outstanding.

Each Fund's share price is calculated at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern time) each day that the Exchange is open. Share price is not calculated on the days that the Exchange is closed.

For a purchase or redemption of Fund shares, the share price is the share price next calculated after a purchase or redemption request is received in good order and accepted by the Fund, or by any participating insurance company or retirement plan administrator who has been authorized by the Fund to accept requests on its behalf. To receive a specific day's share price for your purchase or redemption request, your request must be received before the close of the Exchange on that day.

Generally, payment for redeemed shares will be sent within seven days after receipt of the redemption request in good order. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the Exchange, an emergency as defined by the Securities and Exchange Commission exists, or as permitted by the Securities and Exchange Commission.

When the Funds calculate their share price, they value the securities they hold at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided on by the trustees. Money market instruments maturing within 60 days are valued at amortized cost, which approximates market value. Assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers shortly before the close of the Exchange.

A Fund's foreign securities may trade on days that the Exchange is closed and the Fund's daily share price is not calculated. As a result, the Fund's daily share price may be affected and you will not be able to purchase or redeem shares.

Other Information

Excessive Trading

The Funds do not permit excessive, short-term or other abusive trading practices due to the potential negative impact upon portfolio management strategies and overall Fund performance. The Funds reserve the right to reject any purchase or exchange order and to revoke the exchange privilege from any investor that, in the Funds' opinion, engages in trading that may be disruptive to the Funds, or who has a history of excessive trading. Accounts under common ownership or control may be considered together when evaluating the trading history.

Privacy Notice

To service your account, each Fund may collect personal information from you. Personal information includes information you provide when opening an account or when requesting investment literature, such as your name and address. Personal information also includes your account balance and transaction information.

Berger IPT Funds - May 1, 2002 IPT Combined Prospectus

                                                                Berger IPT Funds

The Funds do not share, distribute or sell this information to any outside company or individual without permission. Your personal information is used only to service or maintain your account, including providing you with information on Berger Funds' products and services. We will not disclose your personal information to third parties, other than to service your account as permitted by law, nor sell your personal information to third parties. Nor do we provide your personal information to third parties for their marketing purposes. We may disclose information as required by the Securities and Exchange Commission and other federal and state regulatory agencies.

The Funds recognize the importance of protecting your personal and financial information entrusted to us. Thus, we restrict access to your personal and financial data to those authorized to service your account. These personnel, like all personnel, are subject to a strict employment policy regarding confidentiality. To further ensure your privacy, our web site uses 128-bit internet security encryption protocol. As an added measure, we do not include personal or account information in nonsecure e-mails that we send you via the internet. Berger Funds' privacy policy may be changed or modified at any time.

RIGHTS RESERVED BY THE FUNDS

Berger Funds and their agents reserve certain rights including the following:
(1) to waive or reduce investment minimums and fees; (2) to increase investment minimums following notice; (3) to refuse any purchase or exchange order; (4) to terminate or modify the exchange privilege at any time; (5) to not cancel a transaction once it has been submitted; (6) to discontinue offering shares of a Fund; (7) to close any account if it is believed the shareholder is engaging in activities which may be detrimental to the Funds; (8) to reject any trade not in good order; (9) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners, or there is reason to believe a fraudulent transaction may occur, or if ordered to do so by a governmental agency; (10) to act on instructions believed to be genuine; and (11) to suspend temporarily shareholder services and telephone transactions, in case of an emergency.

REDEMPTIONS IN-KIND

Each Fund intends to redeem its shares only for cash, although in order to protect the interest of remaining shareholders, it retains the right to redeem its shares in-kind under unusual circumstances. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, you will incur transaction costs if the securities are sold for cash. You may have difficulty selling the securities and recovering the amount of the redemption if the securities are illiquid.

Distributions and Taxes

Unless an election is made on behalf of a variable contract account or retirement plan to receive distributions in cash, they will be reinvested automatically in Fund shares.

The Funds generally make two kinds of distributions:

o  Capital gains from the sale of portfolio securities held by a Fund.

o Net investment income from interest or dividends received on securities held by a Fund.

Distributions made by the Funds will normally be capital gains. The Funds generally will not distribute net investment income, although any net investment income that is generated as a by-product of managing their portfolios will be distributed.

Each of the Funds intends to declare dividends representing the Fund's net investment income annually, normally in December. It is also the present policy of each Fund to distribute annually all of its net realized capital gains.

As a variable insurance contract owner or retirement plan participant, you typically would not owe taxes on any distributions of income or capital gains made by the Funds that are attributed to your account. You may owe taxes if you make a withdrawal from your account, however, depending on the applicable tax laws. You should refer to the appropriate variable contract account prospectus or plan documents for further information on the Federal income tax treatment of the owners of variable insurance contracts and qualified plan participants.

Whether participating insurance companies are subject to taxes on the Funds' distributions depends on their tax status. Participating insurance companies should consult their own tax advisors concerning whether distributions are subject to federal income taxes if retained as part of contract reserves.

The Funds reserve the right to reinvest into your account undeliverable or uncashed distribution checks that remain outstanding for six months, or dividends or distributions of less than $10. The distribution amount will be reinvested in shares of the applicable Fund at the share price next computed after the check is canceled.

                          Berger IPT Funds - May 1, 2002 IPT Combined Prospectus

22

Organization of the
Funds

Investment Managers

The following companies provide investment management and administrative services to the Funds. The advisory fees paid to them for the most recent fiscal year are shown in the following table as a percentage of each Fund's average daily net assets.

BERGER FINANCIAL GROUP LLC (BFG) (FORMERLY BERGER LLC) (210 University Blvd., Suite 800, Denver, CO 80206) serves as investment adviser, sub-adviser or administrator to mutual funds and institutional investors. BFG has been in the investment advisory business since 1974 managing growth and balanced funds. When acting as investment adviser, BFG is responsible for managing the investment operations of the Funds. BFG also provides administrative services to the Funds.

BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED (BIAM) (75 Holly Hill Lane, Greenwich, CT 06830 [representative office]; 26 Fitzwilliam Place, Dublin 2, Ireland [main office]) serves as investment adviser or sub-adviser to pension and profit-sharing plans and other institutional investors and mutual funds. Bank of Ireland's investment management group was founded in 1966. As sub-adviser, BIAM provides day-to-day management of the investment operations of the Berger IPT-International Fund.

BAY ISLE FINANCIAL LLC (BAY ISLE) (475 14th Street, Suite 550, Oakland, California 94612), has been in the investment advisory business since 1987 and provides day-to-day management of the investment operations as sub-adviser of the Berger IPT-Large Cap Value Fund. Bay Isle is a wholly owned subsidiary of BFG.

PERKINS, WOLF, MCDONNELL & COMPANY (PWM) (310 S. Michigan Avenue, Suite 2600, Chicago, IL 60604) has been in the investment management business since 1984 and provides day-to-day management of the investment operations as sub-adviser of the Berger IPT-Mid Cap Value Fund.

Berger IPT Funds - May 1, 2002 IPT Combined Prospectus

                                                                Berger IPT Funds

---------------------------------------------------------------------------------------------
                           Advisory Fee
Fund                       Paid by the Fund    The Fund's Investment Manager
---------------------------------------------------------------------------------------------
Berger IPT-Growth          0.75% paid to       Jay W. Tracey, CFA, Executive Vice
Fund                       BFG(1)              President and Chief Investment Officer of
                                               BFG, assumed management of the Fund in
                                               August 2000. Mr. Tracey joined BFG in June
                                               2000. From November 1995 to May 2000, he was
                                               Vice President and Portfolio Manager of
                                               Oppenheimer Funds where he managed emerging
                                               growth funds. Mr. Tracey has more than 25
                                               years experience in the investment
                                               management industry.
---------------------------------------------------------------------------------------------
Berger IPT-Large           0.75% paid to BFG   Steven L. Fossel, CFA, Vice President of
Cap Growth Fund                                BFG, has been the portfolio manager of the
                                               Berger IPT-Large Cap Growth Fund since August
                                               2000. Mr. Fossel assumed sole portfolio
                                               management of the Fund in December 2001. Mr.
                                               Fossel managed the Fund on an interim basis
                                               from August 2000 to January 2001,and as a
                                               team portfolio manager with Jay W. Tracey from
                                               January to December 2001. Mr. Fossel joined
                                               BFG in March 1998 as a Senior Equity Analyst.
                                               Previously, Mr. Fossel was Vice President
                                               (from January 1996 to February 1998) and an
                                               equity analyst (from August 1992 to January
                                               1996) with Salomon Brothers Asset Management
                                               and assistant portfolio manager of the
                                               Salomon Total Return Fund from January 1997
                                               to February 1998. Mr. Fossel has more than 10
                                               years of experience in the investment
                                               management industry.
---------------------------------------------------------------------------------------------
Berger IPT-Small           0.85% paid to BFG   Paul A. LaRocco, CFA, Vice President of BFG,
Company Growth                                 assumed management of the Fund in January
Fund                                           2001 when he joined BFG. Prior to joining
                                               Berger, Mr. LaRocco co-managed small and
                                               mid-cap funds for Montgomery Asset Management
                                               from January 2000 to December 2000. From
                                               March 1998 to December 1999,he was a Senior
                                               Portfolio Manager for small and mid-cap
                                               growth funds at Founders Asset Management
                                               and from 1993 to March 1998, he was a
                                               Portfolio Manager for small and mid-cap
                                               funds with Oppenheimer Funds. Mr. LaRocco has
                                               more than 11 years of experience in the
                                               investment management industry.
---------------------------------------------------------------------------------------------
Berger IPT-                0.85% paid to       BIAM, using a team approach, has been the
International Fund         BFG(1)              investment manager for the Fund since its
                                               inception in 1997. BIAM is the sub-adviser to
                                               the Fund and is part of Bank of Ireland's
                                               asset management group, established in 1966.
                                               BIAM is also the investment manager for the
                                               Berger International Portfolio. Most of the
                                               team of investment professionals have been
                                               with the group for at least 10 years.
---------------------------------------------------------------------------------------------
Berger IPT-Large           0.75% paid to       William F. K. Schaff, CFA, has been an
Cap Value Fund             BFG(2)              investment manager for the Fund since its
                                               inception in December 2001. Mr. Schaff joined
                                               BFG as Portfolio Manager in September 2001.
                                               Mr. Schaff co-founded and was the Chief
                                               Executive Officer and Chief Investment Officer
                                               of Bay Isle Financial Corporation. Effective
                                               December 2001, BFG acquired all outstanding
                                               shares of Bay Isle Financial Corporation and
                                               Bay Isle Financial Corporation, now Bay Isle
                                               Financial LLC, became a subsidiary of BFG. Mr.
                                               Schaff is President of Bay Isle Financial LLC.
                                               Mr. Schaff has been managing large cap value
                                               accounts of Bay Isle clients since 1987. Steve
                                               Block, CFA, has been an investment manager for
                                               the Fund since its inception in December 2001.
                                               Mr. Block joined BFG as Portfolio Manager in
                                               September 2001. Mr. Block has served as the
                                               senior equity analyst for the large cap value
                                               products of Bay Isle since August 1996.
---------------------------------------------------------------------------------------------
Berger IPT-Mid Cap         0.75% paid to       Thomas M. Perkins has been the lead
Value Fund                 BFG(2)              investment manager for the Berger IPT-Mid Cap
                                               Value Fund since its inception in December
                                               2001. Thomas Perkins has been an investment
                                               manager since 1974 and joined Perkins, Wolf,
                                               McDonnell & Company as a portfolio manager in
                                               1998.Previously, he was a portfolio manager of
                                               valuation sensitive growth portfolios for
                                               Alliance Capital from 1984 to June 1998. As
                                               lead manager, Tom Perkins is responsible for
                                               the daily decisions of the Fund's security
                                               selection. Robert H. Perkins has served as
                                               investment manager of the Berger IPT-Mid Cap
                                               Value Fund since its inception in December
                                               2001, and as investment manager of the Berger
                                               Small Cap Value Fund since its inception in
                                               1985. Robert Perkins has been an investment
                                               manager since 1970 and serves as President and
                                               a director of PWM. Jeffrey Kautz, CFA, has
                                               been an investment manager for the Berger
                                               IPT-Mid Cap Value Fund since its inception in
                                               December 2001. Jeff Kautz has served as a
                                               research analyst for the value products of PWM
                                               since October 1997. Previously, Jeff worked as
                                               a market maker for the G.V.R. Company from
                                               1995 to October 1997.
---------------------------------------------------------------------------------------------

(1) After waivers, advisory fees paid were: Berger IPT-Growth Fund 0.67% and Berger IPT-International Fund 0.45%.

(2) The investment advisory fees charged to the Berger IPT-Mid Cap Value Fund and Berger IPT-Large Cap Value Fund are:0.75% of the first $500 million of average daily net assets; 0.70% of the next $500 million and 0.65% in excess of $1 billion. The Funds commenced operations on December 31, 2001, therefore no investment advisory fees were paid in 2001.

                          Berger IPT Funds - May 1, 2002 IPT Combined Prospectus

24

Berger IPT Funds

Past Performance of Similar Funds

Each Fund's investment manager also acts as the investment manager for a corresponding retail Berger Fund, which has the same investment objective and substantially the same investment strategies and policies as the Fund. Set out is performance information for each Fund and/or its corresponding retail Berger Fund. This information is provided so you can consider the performance history of the Funds' investment managers with funds substantially similar to the Funds. The Berger IPT-Large Cap Value Fund's corresponding retail fund was added as a new series in September 2001, therefore there is no corresponding performance information.

You should not consider the performance information for the corresponding retail Berger Funds as a substitute for the performance of the Funds, nor as an indication of the past or future performance of the Funds.

Despite their similarity, there are differences between the Funds and their corresponding retail Berger Funds, and their performance is expected to differ. The following should be noted in considering the performance information:

o Each of the Funds is smaller than its corresponding retail Berger Fund and cash flows vary significantly. Differences in asset size and in cash flow resulting from purchases and redemption of Fund shares may result in different security selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings.

o The performance information for the Berger IPT-Growth Fund , Berger IPT-Large Cap Growth Fund, Berger IPT-Small Company Growth Fund and Berger IPT-International Fund each reflect fee waivers and expense reimbursements by the Funds' adviser, without which performance would be lower.

o Each of the Berger retail funds has a 12b-1 fee that will impact the performance of the respective retail fund.

o The following information does not reflect the deduction of charges or expenses attributable to the variable insurance contract or retirement plan through which you would be purchasing your Fund shares, which would lower your returns.

AVERAGE ANNUAL TOTAL RETURNS OF THE FUNDS AND SIMILAR
FUNDS (AS OF DECEMBER 31, 2001)

                                      Berger IPT-      Berger
                                        Growth         Growth
                                         Fund          Fund(1)
                                      -----------      -------
1 Year                                  -32.51%        -32.47%

Since Inception of the
Berger IPT-Growth Fund (5/1/96)           2.36%          2.20%

5 Year                                    1.89%          1.94%

10 Year                                    n/a           6.43%

Since Inception of the Berger
Growth Fund (9/30/74)                      n/a          12.55%

(1) As of December 31, 2001, the retail Berger Growth Fund had assets of approximately $836,482,000.

                                      Berger IPT-     Berger
                                       Large Cap     Large Cap
                                      Growth Fund  Growth Fund(1)
                                      -----------  --------------
1 Year                                  -25.26%         -26.38%

Since Inception of the Berger IPT-
Large Cap Growth Fund (5/1/96)           11.43%          10.15%

5 Year                                   10.64%           9.64%

10 Year                                    n/a           10.33%

Since Inception of the Berger
Large Cap Growth Fund (9/30/74)            n/a           12.95%

(1) As of December 31, 2001, the retail Berger Large Cap Growth Fund had assets of approximately $352,480,000.

                                                      Berger Small
                                      Berger IPT-    Company Growth
                                     Small Company    Fund-Investor
                                       Growth Fund      Shares(1)
                                     -------------   --------------
1 Year                                  -33.47%         -33.82%

Since Inception of the Berger IPT-
Small Company Growth Fund (5/1/96)        6.93%           6.98%

5 Year                                    8.01%           8.26%

Since Inception of the Berger
Small Company Growth Fund (12/30/93)       n/a           12.90%

(1) As of December 31, 2001, the retail Berger Small Company Growth Fund had assets of approximately $737,953,000.

Berger IPT Funds - May 1, 2002 IPT Combined Prospectus

                                                                Berger IPT Funds

                                   Berger IPT-      Berger
                                  International   International
                                      Fund          Fund(1,2)
                                  -------------   -------------
1 Year                                -20.27%       -22.19%

Since Inception of the Berger
IPT-International Fund (5/1/97)         1.43%         1.66%

5 Year                                   n/a          1.54%

10 Year                                  n/a          7.73%

Since Inception of the Berger
International Fund (7/31/89)             n/a          8.59%

(1) As of December 31, 2001, the retail Berger International Fund had assets of approximately $21,570,000.

(2) Predecessor Performance: Performance figures for the retail Berger International Fund covering periods prior to October 11, 1996, include the performance of a pool of assets advised by that Fund's investment manager for periods before that Fund began operations. This performance was adjusted to reflect the increased expenses expected in operating that Fund, net of fee waivers. The asset pool was not registered with the SEC and was not subject to the investment restrictions imposed on mutual funds. If the pool had been registered, its performance might have been adversely affected.

                                      Berger IPT-     Berger
                                        Mid Cap       Mid Cap
                                      Value Fund    Value Fund(1)
                                      -----------   -------------
1 Year                                    n/a           20.52%

Since Inception of the Berger

Mid Cap Value Fund (8/12/98)              n/a           25.06%

(1) As of December 31, 2001, the retail Berger Mid Cap Value Fund had assets of approximately $264,847,000.

Additional Information

PORTFOLIO TURNOVER

Portfolio changes are made whenever a Fund's investment manager believes that the Fund's goal could be better achieved by investment in another security, regardless of portfolio turnover. At times, portfolio turnover for a Fund may exceed 100% per year. A turnover rate of 100% means the securities owned by a Fund were replaced once during the year. Higher turnover rates may result in higher brokerage costs to the Fund. Portfolio turnover rates can be found under the heading "Financial Highlights."

12b-1 Arrangements

You pay no sales charge or commissions when you buy or sell Fund shares. However, the Berger IPT-Mid Cap Value and Berger IPT-Large Cap Value Fund have adopted a 12b-1 plan permitting them to pay a fee in connection with distribution of their shares. Berger Financial Group LLC is entitled to be paid a fee of 0.25% of these Funds' average daily net assets. Because this fee is paid on an ongoing basis, this may result in the cost of your investment increasing and over time may cost you more than other types of sales charges. The fee may be used for such things as marketing and promotion, compensation to dealers and others who provide distribution and administrative services, and shareholder support services (such as routine requests for information).

                          Berger IPT Funds - May 1, 2002 IPT Combined Prospectus

26

Financial Highlights

The financial highlights will help you understand each Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund increased or decreased during each period, assuming you reinvested all dividends and distributions, but does not reflect charges and expenses deducted by your variable insurance contract or retirement plan. PricewaterhouseCoopers LLP, independent accountants, audited this information. Their report is included in the Funds' annual report, which is available without charge upon request.

Berger IPT-Growth Fund
For a Share Outstanding Throughout the Period

                                                                                       Year Ended December 31,
                                                               -------------------------------------------------------------------
                                                                  2001          2000             1999         1998         1997
                                                               ----------   -----------       ----------   ----------   ----------
Net asset value, beginning of period                           $    15.32   $     19.22       $    12.89   $    11.11   $    10.39
                                                               ----------   -----------       ----------   ----------   ----------
From investment operations
      Net investment income (loss)                                     --         (0.00)(1)           --         0.02         0.01
      Net realized and unrealized gains (losses) from
        investments and foreign currency transactions               (4.98)        (3.37)            6.33         1.79         1.39
                                                               ----------   -----------       ----------   ----------   ----------
Total from investment operations                                    (4.98)        (3.37)            6.33         1.81         1.40
                                                               ----------   -----------       ----------   ----------   ----------
Less dividends and distributions
      Dividends (from net investment income)                           --            --            (0.00)1      (0.02)       (0.04)
      Distributions (from net realized gains on investments)           --         (0.53)              --        (0.01)       (0.64)
                                                               ----------   -----------       ----------   ----------   ----------
Total dividends and distributions                                      --         (0.53)              --        (0.03)       (0.68)
                                                               ----------   -----------       ----------   ----------   ----------
Net asset value, end of period                                 $    10.34   $     15.32       $    19.22   $    12.89   $    11.11
                                                               ----------   -----------       ----------   ----------   ----------
Total Return                                                       (32.51)%      (17.51)%          49.13%       16.29%       13.76%
                                                               ----------   -----------       ----------   ----------   ----------
Ratios/Supplemental Data:
      Net assets, end of period                                $8,435,777   $11,730,432       $6,665,664   $3,710,109   $1,233,892
      Net expense ratio to average net assets(2)                     1.00%         1.00%            1.00%        1.00%        1.00%
      Ratio of net investment income (loss)
         to average net assets                                      (0.46)%       (0.48)%          (0.05)%       0.29%        0.51%
      Gross expense ratio to average net assets                      1.08%         1.30%            2.19%        2.88%        9.18%
      Portfolio turnover rate                                         144%           80%             231%         258%         246%

(1) Amount represents less than $0.01 per share.

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

Berger IPT Funds - May 1, 2002 IPT Combined Prospectus

                                                            Financial Highlights

Berger IPT-Large Cap Growth Fund
For a Share Outstanding Throughout the Period

                                                                                        Year Ended December 31,
                                                               -------------------------------------------------------------------
                                                                   2001           2000           1999         1998         1997
                                                               -----------    -----------    -----------   ----------   ----------
Net asset value, beginning of period                           $     22.98    $     26.45    $     16.63   $    13.39   $    11.14
                                                               -----------    -----------    -----------   ----------   ----------
From investment operations
      Net investment income                                           0.12           0.05           0.02         0.10         0.01
      Net realized and unrealized gains (losses) from
        investments and foreign currency transactions                (5.92)         (2.90)          9.80         3.25         2.75
                                                               -----------    -----------    -----------   ----------   ----------
Total from investment operations                                     (5.80)         (2.85)          9.82         3.35         2.76
                                                               -----------    -----------    -----------   ----------   ----------
Less dividends and distributions
      Dividends (from net investment income)                         (0.09)            --             --        (0.11)       (0.10)
      Distributions (from net realized gains on investments)            --          (0.62)            --           --        (0.41)
                                                               -----------    -----------    -----------   ----------   ----------
Total dividends and distributions                                    (0.09)         (0.62)            --        (0.11)       (0.51)
                                                               -----------    -----------    -----------   ----------   ----------
Net asset value, end of period                                 $     17.09    $     22.98    $     26.45   $    16.63   $    13.39
                                                               -----------    -----------    -----------   ----------   ----------
Total Return                                                        (25.26)%       (10.75)%        59.05%       25.03%       24.99%
                                                               -----------    -----------    -----------   ----------   ----------
Ratios/Supplemental Data:
      Net assets, end of period                                $33,322,878    $56,018,925    $24,871,949   $9,084,022   $1,501,118
      Net expense ratio to average net assets(1)                      0.89%          0.90%          1.00%        1.00%        1.00%
      Ratio of net investment income
         to average net assets                                        0.47%          0.38%          0.10%        1.10%        1.39%
      Gross expense ratio to average net assets                       0.89%          0.90%          1.19%        1.99%        9.62%
      Portfolio turnover rate                                          102%            64%           149%         426%         215%

(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

Berger IPT-Small Company Growth Fund
For a Share Outstanding Throughout the Period

                                                                                      Year Ended December 31,
                                                             --------------------------------------------------------------------
                                                                 2001           2000           1999          1998          1997
                                                             -----------    -----------    -----------    ----------   ----------
Net asset value, beginning of period                         $     21.61    $     23.51    $     12.28    $    12.06   $     9.95
                                                              -----------    -----------    -----------   ----------   ----------
From investment operations
      Net investment income (loss)                                    --             --             --            --         0.00(2)
      Net realized and unrealized gains (losses) from
        investments and foreign currency transactions              (7.23)         (1.56)         11.23          0.23         2.11
                                                             -----------    -----------    -----------    ----------   ----------
Total from investment operations                                   (7.23)         (1.56)         11.23          0.23         2.11
                                                             -----------    -----------    -----------    ----------   ----------
Less dividends and distributions
      Dividends (in excess of net investment income)                  --             --             --         (0.01)          --
      Distributions (from net realized gains on
        investments)                                               (0.15)         (0.34)            --            --           --
                                                             -----------    -----------    -----------    ----------   ----------
Total dividends and distributions                                  (0.15)         (0.34)            --         (0.01)          --
                                                             -----------    -----------    -----------    ----------   ----------
Net asset value, end of period                               $     14.23    $     21.61    $     23.51    $    12.28   $    12.06
                                                             -----------    -----------    -----------    ----------   ----------
Total Return                                                      (33.47)%        (6.55)%        91.45%         1.87%       21.21%
                                                             -----------    -----------    -----------    ----------   ----------
Ratios/Supplemental Data:
      Net assets, end of period                              $56,200,619    $83,482,960    $41,334,809    $9,858,303   $2,719,559
      Net expense ratio to average net assets(1)                    0.98%          0.98%          1.15%         1.15%        1.15%
      Ratio of net investment income (loss)
         to average net assets                                     (0.66)%        (0.16)%        (0.56)%       (0.11)%       0.05%
      Gross expense ratio to average net assets                     0.98%          0.98%          1.53%         2.19%        5.81%
      Portfolio turnover rate                                        160%           111%           179%          147%         194%

(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

(2) Amount represents less than $0.01 per share.

                          Berger IPT Funds - May 1, 2002 IPT Combined Prospectus

28

Financial Highlights

Berger IPT-International Fund
For a Share Outstanding Throughout the Period


                                                                                Year Ended December 31,
                                                          --------------------------------------------------------------------
                                                             2001          2000          1999          1998           1997(1)
                                                          ----------    ----------    ----------    ----------      ----------
Net asset value, beginning of period                      $    13.10    $    14.63    $    11.21    $     9.79      $    10.00
                                                          ----------    ----------    ----------    ----------      ----------
From investment operations
  Net investment income                                         0.21          0.10          0.03          0.08            0.05
  Net realized and unrealized gains (losses) from
    investments and foreign currency transactions              (2.89)        (1.59)         3.47          1.50           (0.26)
                                                          ----------    ----------    ----------    ----------      ----------
Total from investment operations                               (2.68)        (1.49)         3.50          1.58           (0.21)
                                                          ----------    ----------    ----------    ----------      ----------
Less dividends and distributions
  Dividends (from net investment income)                       (0.11)        (0.04)        (0.08)        (0.14)             --
  Distributions (from net realized gains on investments)       (0.72)           --            --         (0.02)             --
                                                          ----------    -----------   ----------    ----------      ----------
Total dividends and distributions                              (0.83)        (0.04)        (0.08)        (0.16)             --
                                                          ----------    ----------    ----------    ----------      ----------
Net asset value, end of period                            $     9.59    $    13.10    $    14.63    $    11.21      $     9.79
                                                          ----------    ----------    ----------    ----------      ----------
Total Return(2)                                               (20.27)%      (10.18)%       31.24%        16.13%          (2.10)%
                                                          ----------    ----------    ----------    ----------      ----------
Ratios/Supplemental Data:
  Net assets, end of period                               $5,510,162    $6,711,147    $6,122,261    $5,430,076      $2,705,831
  Net expense ratio to average net assets(3)                    1.20%         1.20%         1.20%         1.20%           1.20%(4)
  Ratio of net investment income
    to average net assets                                       1.80%         0.55%         0.51%         2.85%           0.86%(4)
  Gross expense ratio to average net assets                     1.60%         2.14%         2.46%         2.85%           3.83%(4)
  Portfolio turnover rate(2)                                      24%           35%           26%           20%             14%


(1) For the period from May 1, 1997 (commencement of investment operations) to December 31, 1997.

(2) Not annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

(4) Annualized.

Berger IPT Funds - May 1, 2002 IPT Combined Prospectus

                       This page intentionally left blank

                       This page intentionally left blank

FOR MORE INFORMATION:

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. The Funds' annual report contains a discussion of the market conditions and investment strategies that affected the Funds' performance over the past year.

You may wish to read the Statement of Additional Information (SAI) for more information on the Funds and the securities in which they invest. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of the prospectus.

You can get free copies of the annual and semi-annual reports and the SAI, request other information or get answers to your questions about the Funds by calling or writing either a participating insurance company or the Funds at:

Berger Funds
P.O. Box 5005
Denver, CO 80217-5005
(800) 259-2820
bergerfunds.com

A downloadable file of the SAI and annual and semi-annual reports may also be obtained at bergerfunds.com.

Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's web site at http://www.sec.gov.

You can also review and obtain copies of more information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington D.C. For information on the operation of the Public Reference Room, call (202) 942-8090. Copies of documents may also be obtained, after paying a duplicating fee, by sending your request to the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Room, Washington, D.C. 20549-0102.

INVESTMENT COMPANY ACT FILE NUMBER:

Berger Institutional Products Trust 811-07367
o  Berger IPT - Growth Fund
o  Berger IPT - Large Cap Growth Fund
o  Berger IPT - Small Company Growth Fund
o  Berger IPT - International Fund

o  Berger IPT - Large Cap Value Fund
o  Berger IPT - Mid Cap Value Fund


                                                                   5/02 IPT PROS

                       STATEMENT OF ADDITIONAL INFORMATION

                               JANUS ASPEN SERIES

                               100 FILLMORE STREET
                           DENVER, COLORADO 80206-4928
                                 1-800-525-3713

         This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Proxy Statement/Prospectus dated ___________, 2003 for the Special Meetings of Shareholders of Berger IPT-Growth Fund, Berger IPT-Large Cap Growth Fund and Berger IPT-International Fund to be held on March 7, 2003. Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the Janus Funds, P.O. Box 173375, Denver, Colorado 80217-3375, or by calling toll-free 1-800-525-3713. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

         Further information about the Janus Funds is contained in and incorporated by reference to the Janus Funds' Statement of Additional Information ("SAI") dated May 1, 2002, as amended and/or supplemented, insofar as they relate to the Janus Funds participating in the Reorganizations. No other parts of the SAIs are incorporated by reference herein. The audited financial statements and related independent accountant's report for the Janus Funds contained in the Annual Report for the fiscal years ended December 31, 2001, together with the unaudited financial statements of the Janus Funds contained in the semi-annual report for the six months ended June 30, 2002, are hereby incorporated herein by reference insofar as they relate to the Janus Funds participating in the Reorganizations. No other parts of the Annual Reports are incorporated by reference herein.

         The unaudited pro forma financial statements, attached hereto, are intended to present the financial condition and related results of operations of JAS Growth and Income Portfolio as if Reorganizations had been consummated on __________, 2002.

         Further information about the Berger Funds is contained in and incorporated by reference to the Berger Funds' Statement of Additional Information dated May 1, 2002, insofar as they relate to the Berger Funds participating in the Reorganizations. The audited financial statements and related independent accountant's report for the Berger Funds contained in the Annual Report for the fiscal year ended December 31, 2001, together with the unaudited financial statements of the Berger Funds contained in the semi-annual report for the six months ended June 30, 2002, are incorporated herein by reference insofar as they relate to the Berger Funds participating in the Reorganizations.

    The date of this Statement of Additional Information is ________, 2003.

                            Schedule of Investments
                        As of June 30, 2002 (unaudited)


                                    SHARES


                                                             Janus Aspen Growth
     Berger IPT - Large Cap Growth Fund                     and Income Portfolio         Combined
     ----------------------------------                     ---------------------        --------

Common Stock                                                                   85.5%
Advertising Agencies                                                            0.2%
                                                            2,200                 -          2,200
Advertising Sales                                                               0.3%
                                                                -             9,210          9,210
Aerospace and Defense                                                           0.8%
                                                                -             7,980          7,980
                                                            4,300                            4,300
Applications Software                                                           2.7%
                                                           18,880            66,785         85,445
Automotive - Cars and Light Trucks                                             0.80%
                                                                -            33,315         33,315
Automotive - Truck Parts and Equipment                                          0.9%
                                                                -           120,345        120,345
Beverages - Non-Alcoholic                                                       3.1%
                                                                -            99,620         99,620
                                                            4,400            64,466         68,886
Brewery                                                                         1.6%
                                                                -            56,328         56,328
Broadcast Services and Programming                                              3.0%
                                                            6,000            40,570         46,570
                                                                -           391,378        391,378
Cable Television                                                                3.2%
                                                                -             5,380          5,380
                                                           11,850           130,638        142,488
                                                                -            74,321         74,321
Casino Hotels                                                                   0.8%
                                                                -           136,380        136,380
Chemicals - Diversified                                                         2.0%
                                                                -            78,893         78,893
Commercial Services - Finance                                                   1.0%
                                                                                  -
                                                           14,100                 -         14,100
                                                                             44.782         44,782
Computer Services                                                               0.8%
                                                                -            72,570         72,570
Computers                                                                       0.7%
                                                                -            44,105         44,105
                                                           11,300                 -         11,300
                                                            2,090                 -          2,090
Computers - Integrated Systems                                                  0.0%
                                                            5,000                 -          5,000
Consulting Services                                                             0.4%
                                                                -            40,350         40,350
Cosmetics and Toiletries                                                        1.7%
                                                                -            12,570         12,570
                                                            2,200            24,735         28,935
Cruise Lines                                                                    0.1%
                                                            8,000                 -          8,000

                                                                      MARKET VALUE
                                                Berger IPT - Large Cap   Janus Aspen Growth and
                                                    Growth Fund             Income Portfolio         Combined
                                                ----------------------   ----------------------   --------------

Omnicom Group, Inc.                                   100,760                       -                 100,760

Lamar Advertising Co.*                                       -                 342,704                 342,704

General Dynamics Corp.                                       -                 848,673                 848,673
Lockheed Martin Corp.                                  298,850                       -                 298,850

Microsoft Corp.*                                     1,020,702               3,653,139               4,673,841

BMW A.G.                                                     -               1,373,689               1,373,689

Delphi Corp.                                                 -               1,588,554               1,588,554

Coca-Cola Enterprises, Inc.                                  -               2,199,610               2,199,610
PepsiCo, Inc.                                          212,080               3,107,261               3,319,341

Anheuser-Busch Companies, Inc.                               -               2,816,400               2,816,400

Clear Channel Communications, Inc.*                    192,120               1,299,051               1,491,171
Liberty Media Corp. - Class A*                               -               3,718,091               3,718,091

Comcast Corp. - Class A*                                     -                 130,196                 130,196
Comcast Corp. - Special Class A*                       282,504               3,114,410               3,396,914
Cox Communications, Inc. - Class A*                          -               2,047,544               2,047,544

Park Place Entertainment Corp.*                              -               1,397,895               1,397,895

E.L. du Pont de Nemours and Co.                              -               3,502,849               3,502,849

Concord EFS, Inc.*                                     424,974                       -                 424,974
Paychex, Inc.                                                -               1,400,603               1,400,603

Ceridian Corp.*                                              -               1,377,379               1,377,379

Apple Computer, Inc.*                                        -                 781,541                 781,541
Dell Computer Corp.*                                   285,382                       -                 295,382
IBM Corp.                                              150,480                       -                 150,480

Brocade Communications Systems, Inc.*                   87,400                       -                  87,400

Accenture, Ltd. - Class A*                                   -                 766,650                 766,650

Colgate-Palmolive Co.                                        -                 629,129                 629,129
Procter & Gamble Co.                                   196,460               2,208,835               2,405,295

Carnival Corp.                                         221,520                       -                 221,520

Data Processing and Management                                          0.3%
                                                        --            7,015             7,015
                                                     5,400               --             5,400
Diversified Financial Services                                          3.7%
                                                     9,173          159,095           168,268
Diversified Operations                                                  5.7%
                                                        --           14,260            14,260
                                                    28,020          130,433           158,453
                                                        --          102,605           102,605
E-Commerce/Services                                                     0.1%
                                                     3,100               --             3,100
Electric - Integrated                                                   0.9%
                                                        --           49,900            49,900
Electronic Components - Miscellaneous                                   0.1%
                                                     9,300               --             9,300
Electronic Components - Semiconductors                                  0.5%
                                                    17,000               --            17,000
                                                     6,000               --             6,000
                                                     4,400               --             4,400
                                                    15,800               --            15,800
Electronic Forms                                                        0.1%
                                                     8,000               --             8,000
Engineering - Research and Development                                  1.2%
                                                        --           53,280            53,280
Enterprise Software/Services                                            0.1%
                                                    12,000               --            12,000
Entertainment Software                                                  0.6%
                                                        --           15,505            15,505
Finance - Consumer Loans                                                2.1%
                                                        --           72,495            72,495
Finance - Credit Card                                                   0.2%
                                                     4,600               --             4,600
Finance - Investment Bankers/Brokers                                    3.2%
                                                     2,800           22,845            25,645
                                                        --          105,760           105,760
                                                        --            3,300             3,300
Finance - Mortgage Loan Banker                                          0.2%
                                                     4,400               --             4,400
                                                     2,000               --             2,000
Financial Guarantee Insurance                                           0.9%
                                                        --           23,920            23,920
Food - Diversified                                                      0.3%
                                                        --           14,600            14,600
Food - Retail                                                           1.0%
                                                        --           87,645            87,645
Hotels and Motels                                                       0.6%
                                                                     38,182            38,182
Insurance Brokers                                                       2.2%
                                                        --           40,229            40,229
Internet Brokers                                                        0.4%
                                                        --           65,516            65,516
Investment Management and Advisory Services                             0.7%
                                                        --           37,275            37,275
Life and Health Insurance                                               2.8%


Automatic Data Processing, Inc.                                  --                305,503          305,503
First Data Corp.                                            200,880                     --          200,880

Citigroup, Inc.                                             355,454              6,164,931        6,520,385

3M Co.                                                           --              1,753,980        1,753,980
General Electric Co.                                        813,981              3,789,079        4,603,060
Honeywell International, Inc.                                    --              3,614,774        3,614,774

eBay, Inc.*                                                 191,022                     --          191,022

Duke Energy Corp.                                                --              1,551,890        1,551,890

Celestica, Inc.- New York Shares*                           211,203                     --          211,203

Intel Corp.                                                 310,590                     --          310,590

Intersil Corp. - Class A*                                   128,280                     --          128,280

Micron Technology, Inc.*                                     88,968                     --           88,968

Texas Instruments, Inc.                                     374,460                     --          374,460

Adobe Systems, Inc.                                         228,000                     --          228,000

Fluor Corp.                                                      --              2,075,256        2,075,256

Oracle Corp.*                                               113,640                     --          113,640

Electronic Arts, Inc.*                                           --              1,024,105        1,024,105

Household International, Inc.                                    --              3,603,002        3,603,002

Capital One Financial Corp.                                 280,830                     --          280,830

Goldman Sachs Group, Inc.                                   205,380              1,675,681        1,881,061

J.P. Morgan Chase & Co.                                          --              3,587,379        3,587,379

Lehman Brothers Holdings, Inc.                                   --                206,316          206,316

Federal Home Loan Mortgage Corp.                            269,280                     --          269,280

Fannie Mae                                                  147,500                     --          147,500

MGIC Investment Corp.                                            --              1,621,776        1,621,776

H.J. Heinz Co.                                                   --                600,060          600,060

Kroger Co.*                                                      --              1,744,135        1,744,135

Fairmont Hotels & Resorts, Inc. - New York Shares                --                984,332          984,332

Marsh & McLennan Companies, Inc.                                 --              3,886,121        3,886,121

Charles Schwab Corp.                                             --                733,779          733,779

T. Rowe Price Group, Inc.                                        --              1,225,602        1,225,602

                                                             --                33,170           33,170
                                                             --                14,310           14,310
                                                             --                39,659           39,659
                                                             --                34,255           34,255
Medical - Biomedical/Gene                                                         0.3%
                                                          9,280                    --            9,280
                                                          6,330                    --            6,330
Medical - Drugs                                                                   5.3%
                                                          4,700                    --            4,700
                                                          3,000                23,762           26,762
                                                          1,800                    --            1,800
                                                         26,800                69,045           95,845
                                                         14,280                    --           14,280
                                                         10,990                55,200           66,190
Medical - HMO                                                                     0.1%
                                                          2,500                    --            2,500
Medical - Hospitals                                                               0.5%
                                                         10,300                    --           10,300
                                                          6,250                    --            6,250
Medical - Wholesale Drug Distribution                                            0.2%
                                                          7,000                    --            7,000
Medical Instruments                                                               1.2%
                                                          4,650                45,314           49,964
Medical Products                                                                  0.5%
                                                          9,200                    --            9,200
                                                          7,700                    --            7,700
Metal - Aluminum                                                                  0.1%
                                                          6,900                    --            6,900
Motorcycle and Motor Scooter Manufacturing                                        0.6%
                                                          2,000                18,963           20,963
Multi-Line Insurance                                                              2.1%
                                                          4,580                50,565           55,145
Multimedia                                                                        3.1%
                                                          9,980                    --            9,980
                                                             --                 5,370            5,370
                                                          8,700                81,954           90,654
                                                             --                49,795           49,795
NETWORKING PRODUCTS                                                               0.2%
                                                         28,718                    --           28,718
Oil - Field Services                                                              0.2%
                                                          6,900                    --            6,900
Oil Companies - Integrated                                                        5.5%
                                                             --                84,480           84,480
                                                             --                64,024           64,024
                                                             --               123,570          123,570
                                                          3,280                    --            3,280
Oil and Gas Drilling                                                              0.1%
                                                          6,800                    --            6,800
Pipelines                                                                         0.4%
Printing - Commercial                                        --                20,546           20,546
                                                                                  0.6%
                                                             --                27,036           27,036
Property and Casualty Insurance                                                   0.1%
                                                             --                 2,190            2,190


AFLAC, Inc.                                                  --             1,061,440          1,061,440
CIGNA Corp.                                                  --             1,394,080          1,394,080
John Hancock Financial Services, Inc.                        --             1,395,997          1,395,997
Principal Financial Group, Inc.*                             --             1,061,905          1,061,905

Amgen, Inc.*                                            388,646                    --            388,646
Genentech, Inc.*                                        212,055                    --            212,055

Abbott Labs                                             176,955                    --            176,955
Allergen, Inc.                                          200,250             1,586,114          1,786,364
Eli Lilly and Co.                                       101,520                    --            101,520
Pfizer, Inc.                                            938,000             2,416,575          3,354,575
Pharmacia Corp.                                         534,786                    --            534,786
Wyeth                                                   562,688             2,826,240          3,388,928

Well Point Health Networks, Inc.                        194,525                    --            194,525

HCA, Inc.                                               489,250                    --            489,250
Tenet Healthcare Corp.*                                 447,188                    --            447,188

Cardinal Health, Inc.                                   429,870                    --            429,870

Medtronic, Inc.                                         199,253             1,941,705          2,140,958

Baxter International, Inc.                              408,940                    --            408,940
Johnson & Johnson                                       402,402                    --            402,402

Alcoa, Inc.                                             228,735                    --            228,735

Harley-Davidson, Inc.                                   102,540               972,233          1,074,733

American International Group, Inc.                      312,493             3,450,050          3,762,543

AOL Time Warner, Inc.*                                  146,806                    --            146,806
Gannett Company, Inc.                                        --               407,583            407,583
Viacom, Inc. - Class B*                                386,019             3,636,299          4,022,318
Walt Disney Co.                                              --               941,125            941,125

Cisco Systems, Inc.*                                    400,616                    --            400,616

Weatherford International, Inc.                         298,080                    --            298,080

Conoco, Inc.                                                 --             2,348,544          2,348,544
EnCana Corp. - New York Shares                               --             1,959,134          1,959,134
Exxon Mobil Corp.                                            --             5,056,484          5,056,484
Total Fina Elf S.A.                                     265,352                    --            265,352

Transocean, Inc.                                        211,820                    --            211,820

Kinder Morgan, Inc.                                          --               781,159            781,159

Valassis Communications, Inc.*                               --               986,814            986,814

Chubb Corp.                                                  --               155,052            155,052

Reinsurance                                                                           1.3%

                                                                                      985                985

Retail - Building Products                                                            0.4%

                                                               11,500                  --             11,500
                                                                7,500                  --              7,500

Retail - Consumer Electronics                                                         0.2%

                                                                7,350                  --              7,350

Retail - Discount                                                                     1.0%

                                                                4,500                  --              4,500
                                                                   --              25,015             25,015
                                                               12,400                  --             12,400

Satellite Telecommunications                                                          0.1%

                                                                7,100                  --              7,100

Semiconductor Components/Integrated Circuits                                          2.0%

                                                               12,400                  --             12,400
                                                                   --              29,435             29,435
                                                                   --              57,829             57,829

Semiconductor Equipment                                                               0.2%

                                                                6,600                  --              6,600
                                                                4,630                  --              4,630

Super-Regional Banks                                                                  3.7%

                                                                                   21,130             21,130
                                                                5,125                  --              5,125
                                                                                  196,590            196,590

Telecommunication Equipment                                                           0.4%

                                                                8,134              44,145             52,279

Tools -Hand Held                                                                      0.7%

                                                                   --               29,395            29,395

Toys                                                                                   1.2%

                                                                   --               98,325            98,325

Transportation Services                                                                0.1%

                                                                3,900                   --             3,900

Travel Services                                                                        1.0%

                                                                8,000               65,835           731,835

Wireless Equipment                                                                     0.1%

                                                                4,040                                  4,040

Total Common Stocks (cost $21,391,062                                      $   142,004,979     $ 163,396,061)
                                                                           ---------------     -------------

Corporate Bonds                                                                        2.0%

Advertising Sales                                                                      0.2%

                                                                   --              115,000           115,000

Cellular Telecommunications                                                            0.0%
                                                                   --               58,000            58,000

Finance - Investment Bankers/Brokers                                                   0.3%

                                                                   --              200,000           200,000
                                                                   --              300,000           300,000

Oil Companies - Exploration and Production                                             0.1%

                                                                   --              363,000           363,000

Retail - Discount                                                                      1.0%

                                                                   --            1,655,000         1,655,000

Berkshire Hathaway, Inc. - Class B*                                --            2,200,490         2,200,490

Home Depot, Inc.                                              422,395                   --           422,395

Lowes, Inc.                                                   340,500                   --           340,500


Best Buy Company, Inc.*                                       266,805                   --           266,805

Costco Wholesale Corp.*                                       173,790                   --           173,790
Target Corp.                                                       --              953,072           953,072
Wal-Mart Stores, Inc.                                         682,124                   --           682,124


Echostar Communications Corp.*                                131,776                   --           131,776

Analog Devices, Inc.*                                         386,280                   --           368,280
Linear Technology Corp.                                            --              925,142           925,142
Maxim Integrated Products, Inc.*                                   --            2,216,586         2,216,586

Applied Materials, Inc.*                                      125,532                   --           125,532
KLA-Tencor Corp.*                                             203,674                   --           203,674

Bank of America Corp.                                              --            1,486,707         1,486,707
Fifth Third Bancorp                                           341,581                   --           341,581
U.S. Bancorp                                                       --            4,590,376         4,590,376

Nokia Oyj(ADR)                                                117,780              639,220           757,000

Stanley Works Co.                                                  --            1,205,489         1,205,489

Mattel, Inc.                                                       --            2,072,691         2,072,691

FedEx Corp.                                                   208,260                   --           208,260

USA Interactive*                                              187,600            1,543,831         1,731,431

QUALCOMM, Inc.*                                               111,060                   --           111,060

Total Common Stocks                                        19,122,645          130,644,041       149,786,686


Lamar Advertising Co., 5.25%
   Convertible notes, due 9/15/06                                  --              116,150           116,150

VoiceStream Wireless Corp., 10.375%
   senior notes, due 11/15/09                                      --               56,680            55,680

Merrill Lynch & Company, Inc.
   6.15%, notes, due 1/26/06                                       --              209,500           209,500
   5.36%, notes, due 2/1/07                                        --              303,375           303,375


Devon Energy Corp., 0%
   convertible debentures, due 6/27/20                             --              179,685           179,685


Wal-Mart Stores, Inc., 4.375%
   notes, due 8/1/03                                               --            1,690,169         1,690,169

Telephone- Integrated                                                              0.1%
                                                                 --            185,000                   185,000
Toys
                                                                                   0.1%
                                                                 --            140,000                   140,000
                                                                               250,000                   250,000
Transportation - Railroad                                                          0.2%
                                                                               365,000                   365,000

Total Corporate Bonds (cost                                                 $3,438,825                 3,438,825)
                                                        ===========        ===========               ===========
PREFERRED STOCK                                                                    4.3%
Automotive - Cars and Light Trucks                                                 3.8%
                                                                 --             40,490                    40,490

                                                                 --             71,290                    71,290
                                                                 --              5,445                     5,445
Electric - Integrated                                                             0.5%
                                                                 --             31,921                    31,921

Total Preferred Stock (cost                                                $ 7,744,896                 7,744,896)
                                                        ===========        ===========               ===========
U.S. GOVERNMENT OBLIGATIONS                                                        4.5%
                                                                             3,765,000
                                                                             3,880,000
Total U.S. Government Obligations (cost                                    $ 7,695,479                 7,695,479)
                                                        ===========        ===========               ===========
REPURCHASE AGREEMENTS                                                              4.3%
                                                                 --          6,900,000                 6,900,000
                                                            662,000                 --                   662,000
Total Repurchase Agreements (cost $662,000                                 $ 6,900,000                 7,562,000)
                                                        ===========        ===========               ===========
Total Investments (total cost $22,053,083                                  167,784,179               189,837,261     100.6%
                                                        ===========        ===========               ===========     =====
Liabilities, net of Cash, Receivables and
  Other Assets                                                                                                        -0.6%
                                                        ===========        ===========               ===========     =====
Net Assets                                                                                                             100%
                                                        ===========        ===========               ===========     =====

CenturyTel, Inc., 8.375%
  notes, due 10/15/10                                            --            192,631                   192,631

Mattel, Inc.:
  6.00%, notes, due 7/15/03                                      --            141,050                   141,050
  6.125%, notes, due 7/15/05                                     --            249,375                   249,375

Wisconsin Central Transportation Corp.
  6.625%, notes, due 4/15/08                                     --            382,338                   382,338
                                                                 --       $  3,519,953              $  3,519,953
                                                        ===========       ============              ============
Ford Motor Company Capital Trust II
  convertible, 6.50%                                             --          2,277,562                 2,277,562

General Motors Corp. - Series B
  convertible, 5.25%                                             --          1,872,788                 1,872,788

Porsche A.G.                                                     --          2,581,257                 2,581,257
Reliant Energy, Inc. convertible, 2.00%
  (AOL Time Warner, Inc.)                                        --            798,025                   798,025

Total Preferred Stock (cost                                               $  7,529,632                 7,529,632
                                                        ===========       ============              ============

U.S. Treasury Notes:
  3.00%, due 1/3/04                                              --          3,789,548                 3,789,548
  5.25%, due 5/15/04                                             --          4,055,298                 4,055,298

Total U.S. Government Obligations (cost                          --       $  7,844,846              $  7,844,846
                                                        ===========       ============              ============
ABN AMRO Bank N.V.
  1.97%, due 7/1/02                                              --          6,900,000                 6,900,000
State Street Bank
  1.92%, due 7/11/02                                        662,000                 --                   662,000

Total Repurchase Agreements (cost $662,000              $   662,000       $  6,900,000                 7,562,000
                                                        ===========       ============              ============
Total Investments (total cost $22,053,082               $19,784,645        156,458,472              $176,243,117
                                                        ===========       ============              ============
Liabilities, net of Cash, Receivables and
  Other Assets                                          $   321,689       $ (1,291,996)             $   (970,307)
                                                        ===========       ============              ============
Net Assets                                              $20,106,334       $155,166,476              $175,272,810
                                                        ===========       ============              ============

STATEMENTS OF ASSETS AND LIABILITIES

                                                                            Janus Aspen  Berger IPT
                                                                            Growth and    Large Cap
As of June 30, 2002                                                           Income       Growth
(all numbers in thousands except net asset value per share)                  Portfolio      Fund       Adjustment    Pro Forma
-----------------------------------------------------------                 -----------  ----------    ----------    ---------
Assets:
  Investments at cost                                                         $ 167,784   $  22,053                  $ 189,837

Investments at value:                                                         $ 156,458   $  19,785                  $ 176,243
    Cash                                                                             44          --                         44
    Receivables:
      Investments sold                                                              682         368                      1,050
      Portfolio shares sold                                                           1          --                          1
      Dividends                                                                     157          12                        169
      Interest                                                                      138          --                        138
  Other assets                                                                        1          --                          1

Total Assets:                                                                   157,481      20,165                    177,646
  Payables:
    Investments purchased                                                         1,479          --                      1,479
    Portfolio shares repurchased                                                    707          45                        752
    Advisory fees                                                                    86           7                         93
  Accrued expenses                                                                   42           7                         49
Total Liabilities                                                                 2,314          59                      2,373
Net Assets                                                                    $ 155,167   $  20,106                  $ 175,273
Net Assets Consist of:
    Capital (par value and paid-in surplus)                                   $ 209,300   $  42,589                  $ 251,889
    Accumulated net investment income/(loss)                                        141         158                        299
    Accumulated net realized gain/(loss) from investments                       (42,950)    (20,373)                   (63,323)
    Unrealized appreciation/(deprecation) of investments
      and foreign currency translations                                         (11,324)     (2,268)                   (13,592)
                                                                                155,167   $  20,106                  $ 175,273
Net Assets - Institutional Shares                                             $  72,707      20,106                     92,813
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)              5,483                   (37)(A)        6,999
  Shares Outstanding, $0.01 Par Value (unlimited shares authorized)                           1,553
  Net Asset Value Per Share                                                   $   13.26   $   12.95                  $   13.25
Net Assets - Service Shares                                                   $  82,460         N/A                     82,460
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)              6,218         N/A                      6,218
  Net Asset Value Per Share                                                   $   13.26         N/A                  $   13.26

(A) Reflects new shares issued. (Calculation: Net Assets / NAV per share)

STATEMENTS OF OPERATIONS
(Unaudited)

                                                                            Janus Aspen   Berger IPT
                                                                             Growth and    Large Cap
For the fiscal year ended June 30, 2002                                        Income       Growth
(all numbers in thousands)                                                   Portfolio       Fund      Adjustment      Pro Forma
---------------------------------------                                     -----------   -----------   ----------    ------------
Investment Income:
    Interest                                                                 $    1,060   $       73                   $   1,133
    Dividends                                                                     1,730          204                       1,938
    Foreign tax withheld                                                             (9)          --                          (9)
Total Investment Income                                                           2,781          281                       3,062
  Expenses:                                                                                       --
    Advisory fees                                                                 1,128          235       (32) (A)        1,331
    Transfer agent expenses                                                           4            1        --  (B)            5
    Registration fees                                                                25           (1)        4  (B)           28
    System fees                                                                      13           --        --                13
    Custodian fees                                                                   46           14       (10) (A)           50
    Insurance expense                                                                --           --        --                --
    Audit fees                                                                       15           15       (15) (B)           15
    Distribution fees - Service Shares                                              208          N/A       N/A               110
    Other expenses                                                                   11            8        (7) (B)           12
Total Expenses                                                                    1,450          272       (60)            1,662
Expense and fee Offsets                                                              (2)          (1)                         (3)
Net Expenses                                                                      1,448          271       (60)            1,659
Excess Expense Reimbursement                                                         --           --                          --
Net Expenses After Reimbursement                                                  1,448          271       (60)            1,659
Net investment Income/(Loss)                                                      1,333           10                       1,399
Net Realized and Unrealized Gain/(Loss) on Investments:                                           --                          --
  Net realized gain/(loss) from securities transactions                         (26,515)      (9,105)                    (35,620)
  Net realized gain/(loss) from foreign currency transactions                        (1)          --                          (1)
  Net realized gain/(loss) from futures contracts                                    --           --                          --
  Change in net unrealized appreciation or depreciation of Investments                            --                          --
    and foreign currency                                                         (7,548)      (3,187)                    (10,735)
Net Realized and Unrealized Gain/(Loss) on Investments                          (34,064)     (12,283)                    (46,357)
Net Increase/Decrease in Net Assets Resulting from Operations                $  (32,731)  $  (12,287)                 $  (44,954)

(A) Reflects adjustment in expenses due to effect of new contractual rates.

(B) Reflects adjustment in expenses due to elimination of duplicative services.

SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2002

                                                                         % OF INVESTMENT
                                        MARKET VALUE                        SECURITIES
                       ----------------------------------------------    ---------------
                        BERGER IPT -     JANUS ASPEN
                         LARGE-CAP       GROWTH AND
     COUNTRY            GROWTH FUND   INCOME PORTFOLIO     COMBINED          COMBINED
-------------          ------------   ----------------   ------------    --------------
Barbados............   $    298,080               --     $    298,080               0.2%
Bermuda.............             --     $    766,650          766,650               0.4%
Canada..............        211,203        2,943,466        3,154,669               1.8%
Finland.............        117,780          639,220          757,000               0.4%
France..............        265,352               --          265,352               0.2%
Germany.............             --        3,954,946        3,954,946               2.2%
United States            18,892,230      148,154,190      167,046,420              94.8%
                       ------------     ------------     -----------              -----
                       $ 19,784,645     $156,458,472     $176,243,117             100.0%


----------

*       Includes Short-Term Securities (95.7% excluding Short-Term Securities)

"INTRODUCTORY NOTE"

The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at June 30,2002. The unaudited pro forma schedule of investments, and statement of assets and liabilities reflect the financial position of the Acquiring Fund and the Selling Fund, (as defined in Note 2 to Pro Forma Financial Statements) as well as combined, at June 30, 2002. The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Selling Fund for the year ended June 30, 2002. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the date indicated above for both the Acquiring and Selling Fund under accounting principles generally accepted in the United States of America in the investment company industry. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Selling Fund for pre-combination periods will not be restated.

NOTES TO PRO FORMA FINANCIAL STATEMENTS

NOTE 1 - SCHEDULE OF INVESTMENTS:

ADR                American Depository Receipt

New York Shares    Securities of foreign companies trading on the New York Stock
                   Exchange

----------

*       Non-income producing security

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

NOTE 2 - REORGANIZATION:

On December 10, 2002, the Board of Trustees of the Janus Investment Funds and on November 26, 2002 the Board of Directors of Berger IPT Trust, approved an Agreement and Plan of Reorganization.

The reorganization will result in the following funds (Berger IPT Funds) moving into comparable Janus Aspen Funds as follows, subject to shareholder approval:


Selling Fund                            Acquiring Fund
------------                            --------------

Berger IPT-Growth Fund                  Janus Aspen Growth Portfolio -
                                             Institutional Shares

Berger IPT-Large Cap Growth Fund        Janus Aspen Growth and Income Portfolio
                                             - Institutional Shares

Berger IPT-International Fund           Janus Aspen International Growth
                                             Portfolio - Institutional Shares

Each Acquiring Fund will acquire all of the assets of the each Selling Fund, subject to the liabilities of such Fund, in exchange for a number of shares of Acquiring Fund equal in value to the net assets of the Selling Fund. The Merger will be accounted for as a tax-free merger of investment companies.

The unaudited pro forma portfolio of investments, and unaudited statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Fund which are incorporated by reference in the Statements of Additional Information.

NOTE 3 - SECURITY VALUATION:

Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principle markets and the time the net asset value
(NAV) is determined, securities are valued at their fair value as determined in good faith under procedures adopted by and under the supervision of the Fund's Trustees. in the possession of the Fund's custodian.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

NOTE 4 - CAPITAL SHARES:

The unaudited pro forma net asset value per share assumes additional shares of the Acquiring Fund issued in connection with the proposed acquisition of the Selling Fund as of June 30, 2002. The number of additional shares issued was calculated by dividing the value of the assets, net of liabilities, of the Selling Fund by the net asset value of the Acquiring Fund Share.

NOTE 5 - UNAUDITED PRO FORMA ADJUSTMENTS:

The accompanying unaudited pro forma financial statements reflect changes in fund shares as if the merger had taken place on June 30, 2002. The Selling Fund's expenses were adjusted assuming the Acquiring Fund's fee and expense structure was in effect for the year ended June 30, 2002 and for estimated reductions due to the elimination of duplicate expenses.

NOTE 6 - MERGER COSTS:

Janus Capital Management LLC ("Janus Capital), the investment adviser to the Funds, will bear all costs in connection with the reorganization.

NOTE 7 - FEDERAL INCOME TAXES:

It is the policy of the Funds, to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

The Fund intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. The amount of capital loss carryforward, which may offset the Selling Fund's capital gains in any given year, may be limited as a result of previous reorganizations. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

                                                May 1, 2002
                                                As Supplemented May 13, 2002,
                                                May 31, 2002 and June 19, 2002

                                                Growth Portfolio
                                                Aggressive Growth Portfolio
                                                Capital Appreciation Portfolio
                                                Strategic Value Portfolio
                                                Core Equity Portfolio
                                                (Formerly Equity Income
                                                Portfolio)
                                                Balanced Portfolio
                                                Growth and Income Portfolio
                                                International Growth Portfolio
                                                Worldwide Growth Portfolio
                                                Global Life Sciences Portfolio
                                                Global Technology Portfolio
                                                Flexible Income Portfolio

                               JANUS ASPEN SERIES
                              INSTITUTIONAL SHARES

                      Statement of Additional Information

This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Institutional Shares (the "Shares") of the Portfolios listed above, each of which is a separate series of Janus Aspen Series, a Delaware business trust. The Shares are sold under the name "Janus Aspen Series." Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Each Portfolio is managed separately by Janus Capital Management LLC ("Janus Capital"). Core Equity Portfolio was formerly known as Equity Income Portfolio. The name change was effective July 31, 2001.

The Shares of the Portfolios may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts (collectively, "variable insurance contracts") and by certain qualified retirement plans. Certain Portfolios also offer one or two additional classes of shares to certain qualified plans or separate accounts of insurance companies.

This SAI is not a Prospectus and should be read in conjunction with the Portfolios' Prospectus dated May 1, 2002, which is incorporated by reference into this SAI and may be obtained from your insurance company. This SAI contains additional and more detailed information about the Portfolios' operations and activities than the Prospectus. The Annual and Semiannual Reports, which contain important financial information about the Portfolios, are incorporated by reference into this SAI and are also available, without charge, from your insurance company.

    [JANUS LOGO]

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                Classification, Investment Policies and Restrictions, and
                Investment Strategies and Risks.............................    2
                Investment Adviser..........................................   23
                Custodian, Transfer Agent and Certain Affiliations..........   27
                Portfolio Transactions and Brokerage........................   28
                Trustees and Officers.......................................   33
                Shares of the Trust.........................................   39
                   Net Asset Value Determination............................   39
                   Purchases................................................   39
                   Redemptions..............................................   40
                Income Dividends, Capital Gains Distributions and Tax
                Status......................................................   41
                Principal Shareholders......................................   42
                Miscellaneous Information...................................   45
                   Shares of the Trust......................................   45
                   Shareholder Meetings.....................................   45
                   Voting Rights............................................   45
                   Independent Accountants..................................   46
                   Registration Statement...................................   46
                Performance Information.....................................   47
                Financial Statements........................................   49
                Appendix A..................................................   50
                   Explanation of Rating Categories.........................   50

CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

CLASSIFICATION

          Each Portfolio is a series of the Trust, an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or nondiversified. Aggressive Growth Portfolio, Capital Appreciation Portfolio, Strategic Value Portfolio, Global Life Sciences Portfolio and Global Technology Portfolio intend to operate in a nondiversified manner. Each of these Portfolios may at times, however, operate in a diversified manner if market conditions warrant. The nondiversified Portfolios will be operated in a manner consistent with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"). Growth Portfolio, Core Equity Portfolio, Balanced Portfolio, Growth and Income Portfolio, International Growth Portfolio, Worldwide Growth Portfolio and Flexible Income Portfolio are diversified funds.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS

          The Portfolios are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or particular class of shares if a matter affects just that Portfolio or that class of shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Portfolios. Each of these policies applies to all of the Portfolios, except policy (1), which applies only to the Portfolios specifically listed in that policy.

          (1) With respect to 75% of its total assets, Growth Portfolio, Core Equity Portfolio, Balanced Portfolio, Growth and Income Portfolio, International Growth Portfolio, Worldwide Growth Portfolio and Flexible Income Portfolio may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

          Each Portfolio may not:

          (2) Invest 25% or more of the value of their respective total assets in any particular industry (other than U.S. government securities). This policy does not apply to Global Life Sciences Portfolio.

          (3) Invest directly in real estate or interests in real estate; however, the Portfolios may own debt or equity securities issued by companies engaged in those businesses.

          (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Portfolios from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

          (5) Lend any security or make any other loan if, as a result, more than 33 1/3% of a Portfolio's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

          (6) Act as an underwriter of securities issued by others, except to the extent that a Portfolio may be deemed an underwriter in connection with the disposition of its portfolio securities.

          (7) Borrow money except that the Portfolios may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Portfolio's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Portfolios may not issue "senior securities" in contravention of the 1940 Act.

          As a fundamental policy, each Portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as such Portfolio.

          The Trustees have adopted additional investment restrictions for the Portfolios. These restrictions are operating policies of the Portfolios and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

          (a) A Portfolio will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of a Portfolio's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of such Portfolio's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

          (b) The Portfolios may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, the Equity Portfolios may engage in "naked" short sales, which involve selling a security that a Portfolio borrows and does not own. The total market value of all of a Portfolio's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

          (c) The Portfolios do not currently intend to purchase securities on margin, except that the Portfolios may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

          (d) A Portfolio may not mortgage or pledge any securities owned or held by such Portfolio in amounts that exceed, in the aggregate, 15% of that Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

          (e) The Portfolios do not currently intend to purchase any security or enter into a repurchase agreement, if as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Portfolios' investment adviser acting pursuant to authority delegated by the Trustees,

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

          may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

          (f) The Portfolios may not invest in companies for the purpose of exercising control of management.

          Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Portfolios may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Portfolio will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Portfolio will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

          For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

          For purposes of the Portfolios' restriction on investing in a particular industry, the Portfolios will rely primarily on industry classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. classifications are so broad that the primary economic characteristics in a single class are materially different, the Portfolios may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT POLICIES APPLICABLE TO CERTAIN PORTFOLIOS

          BALANCED PORTFOLIO. As an operational policy, at least 25% of the assets of Balanced Portfolio normally will be invested in fixed-income senior securities.

          GLOBAL LIFE SCIENCES PORTFOLIO. As a fundamental policy, Global Life Sciences Portfolio will normally invest at least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

          FLEXIBLE INCOME PORTFOLIO. As a fundamental policy, this Portfolio may not purchase a non-income-producing security if, after such purchase, less than 80% of the Portfolio's total assets would be invested in income-producing securities. Income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

INVESTMENT STRATEGIES AND RISKS

Cash Position

          As discussed in the Prospectus, a Portfolio's cash position may temporarily increase under various circumstances. Securities that the Portfolios may invest in as a means of receiving a return on idle cash include commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Portfolios may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities").

Illiquid Investments

          Each Portfolio may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper and municipal lease obligations purchased by the Portfolios. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (1) the frequency of trades and quoted prices for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.

          If illiquid securities exceed 15% of a Portfolio's net assets after the time of purchase the Portfolio will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, a portfolio manager may not be able to dispose of them in a timely manner. As a result, a Portfolio may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of a Portfolio to decline.

          Each of the Portfolios may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company. Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Portfolios may not be able to sell such investments when a portfolio manager deems it appropriate to do so due to restrictions on their sale. In addition, the Portfolios may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Portfolios may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Portfolio's NAV.

Securities Lending

          Under procedures adopted by the Trustees, the Portfolios may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolios may seek to earn additional income through securities lending. Since there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially, securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Portfolios will not have the right to vote on securities while they are being lent, but it will generally call a loan in anticipation of any important vote. All loans will be continuously secured by collateral which consists of cash, U.S. government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral may be invested in money market funds advised by Janus to the extent consistent with exemptive relief obtained from the SEC.

Foreign Securities

          Unless otherwise limited by its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities, because the Portfolios' performance may depend on issues other than the performance of a particular company. These issues include:

          CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Short Sales

          Each Portfolio may engage in "short sales against the box." This technique involves selling either a security that a Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. A Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Portfolio loses the opportunity to participate in the gain.

          The Equity Portfolios may also engage in "naked" short sales. In a naked short sale transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. A Portfolio will engage in naked short sales when its portfolio manager anticipates that the security's market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Portfolio must pay more for the security than it has received from the purchaser in the short sale. The total market value of all of a Portfolio's naked short sale positions will not exceed 8% of its assets.

Zero Coupon, Step Coupon and Pay-In-Kind Securities

          Each Portfolio may invest up to 10% (without limit for Flexible Income Portfolio) of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Portfolio's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

          Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Code, a Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Portfolio might obtain such cash from selling other portfolio holdings which might cause that Portfolio to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Portfolio expenses could be allocated and to reduce the rate of return for that Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Portfolio to sell the securities at the time.

          Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

          The Portfolios may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolios. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

          Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

          Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

          Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Portfolios), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average-weighted maturity of a Portfolio. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Portfolio might be converted to cash and that Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Portfolio's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

          Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

Investment Company Securities

          From time to time, the Portfolios may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. The Portfolios may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds.

Depositary Receipts

          The Portfolios may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolios may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

          Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Portfolios' prospectus.

Municipal Obligations

          The Portfolios may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia.

          The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Portfolio to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

          Other types of income producing securities that the Portfolios may purchase include, but are not limited to, the following types of securities:

          VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio manager incorrectly forecasts such movements, a Portfolio could be adversely affected by the use of variable or floating rate obligations.

          STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Portfolio the option to obligate a broker, dealer or bank to repurchase a security held by that Portfolio at a specified price.

          TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

          INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Portfolio will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a fund could lose money or its NAV could decline by the use of inverse floaters.

          STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          The Portfolios will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of their holdings.

Repurchase and Reverse Repurchase Agreements

          In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Portfolio to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Portfolio may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Portfolios to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

          A Portfolio may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Portfolios will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Portfolio, although the Portfolio's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

High-Yield/High-Risk Bonds

          Flexible Income Portfolio may invest without limit in bonds that are rated below investment grade (e.g., bonds rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). Within the parameters of its specific investment policies, no other Portfolio intends to invest 35% or more of its net assets in such bonds, except Core Equity Portfolio will, under normal circumstances, limit its investments in such bonds to 20% of its net assets. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Portfolio would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

          Any Portfolio may also invest in unrated debt bonds of foreign and domestic issuers. For the Portfolios subject to such limit, unrated bands will be included in each Portfolio's limit on investments in bonds rated below investment grade unless its portfolio manager deems such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Portfolio's manager will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

Defaulted Securities

          A Portfolio will invest in defaulted securities only when its portfolio manager believes, based upon his or her analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Portfolios subject to such limit, defaulted securities will be included in each Portfolio's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio manager's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

          FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

          DISPOSITION OF PORTFOLIO SECURITIES. Although these Portfolios generally will purchase securities for which their portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Portfolios will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Portfolios' ability to readily dispose of securities to meet redemptions.

          OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Portfolios.

Futures, Options and Other Derivative Instruments

          FUTURES CONTRACTS. The Portfolios may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

          The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Portfolios' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, that Portfolio may be entitled to return of margin owed to such Portfolio only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Portfolios do business and by depositing margin payments in a segregated account with the Portfolios' custodian.

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

          The Portfolios intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Portfolios will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Portfolios hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of a Portfolio's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

          Although a Portfolio will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Portfolio's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Portfolio's return could be diminished due to the opportunity losses of foregoing other potential investments.

          A Portfolio's primary purpose in entering into futures contracts is to protect that Portfolio from fluctuations in the value of individual securities or the securities markets generally, or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Portfolio anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Portfolio could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Portfolio not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Portfolio may also use this technique with respect to an individual company's stock. To the extent a Portfolio enters into futures contracts for this purpose, the segregated assets maintained to cover such Portfolio's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Portfolio with respect to the futures contracts. Conversely, if a Portfolio holds stocks and seeks to protect itself from a decrease in stock prices, the Portfolio might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Portfolio holds an individual company's stock and expects the price of that stock to decline, the Portfolio may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Portfolio could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

          If a Portfolio owns bonds and the portfolio manager expects interest rates to increase, that Portfolio may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Portfolio selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Portfolio's interest rate futures contract will increase, thereby keeping the net asset value of that Portfolio from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Portfolio may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Portfolio can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

          The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.

          Futures contracts entail risks. Although the Portfolios believe that use of such contracts will benefit the Portfolios, a Portfolio's overall performance could be worse than if such Portfolio had not entered into futures contracts if the portfolio manager's investment judgement proves incorrect. For example, if a Portfolio has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Portfolio will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Portfolio.

          The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly such Portfolio's current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Portfolio's investments.

          Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Portfolio's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures

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

          contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Portfolio's other investments.

          Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Portfolio may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Portfolio's access to other assets held to cover its futures positions also could be impaired.

          OPTIONS ON FUTURES CONTRACTS. The Portfolios may buy and write put and call options on futures contracts. An option on a future gives a Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, such Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

          The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

          FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Portfolios may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

          The following discussion summarizes the Portfolios' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Portfolio may enter into forward currency contracts with stated contract values of up to the value of that Portfolio's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Portfolio will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Portfolio also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Portfolio may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

          These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Portfolio's currency exposure from one foreign currency to another removes that Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Portfolio if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

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

          The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolios' custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Portfolio's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Portfolio will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may buy call options permitting such Portfolio to buy the amount of foreign currency being hedged by a forward sale contract or a Portfolio may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

          While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Portfolios' ability to utilize forward contracts may be restricted. In addition, a Portfolio may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Portfolio assets.

          OPTIONS ON FOREIGN CURRENCIES. The Portfolios may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, such Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

          Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Portfolio could sustain losses on transactions in foreign currency options that would require such Portfolio to forego a portion or all of the benefits of advantageous changes in those rates.

          The Portfolios may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

          The Portfolios may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if that Portfolio owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Portfolio in cash or other liquid assets in a segregated account with the Portfolios' custodian.

          The Portfolios also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Portfolio will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

          OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Portfolios may write and buy options on the same types of securities that the Portfolios may purchase directly.

          A put option written by a Portfolio is "covered" if that Portfolio (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Portfolios' custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

          A call option written by a Portfolio is "covered" if that Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Portfolios' custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Portfolio in cash and other liquid assets in a segregated account with its custodian.

          The Portfolios also may write call options that are not covered for cross-hedging purposes. A Portfolio collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

          The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

          The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

          In the case of a written call option, effecting a closing transaction will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Portfolio to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Portfolio to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, such Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

          A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

          An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Portfolio may not be able to effect closing transactions in particular options and the Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

          A Portfolio may write options in connection with buy-and-write transactions. In other words, a Portfolio may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

          The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and that Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

          A Portfolio may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

          A Portfolio may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Portfolio.

          EURODOLLAR INSTRUMENTS. A Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

          SWAPS AND SWAP-RELATED PRODUCTS. A Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Portfolio's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolios' custodian. If a Portfolio enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

          The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

          There is no limit on the amount of interest rate swap transactions that may be entered into by a Portfolio. These transactions may in some instances involve the delivery of securities or other underlying assets by a Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

          ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Portfolios in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

          Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

          In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

          As stated in the Prospectus, each Portfolio has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Portfolios' investments, provide office space for the Portfolios, and pay the salaries, fees and expenses of all Portfolio officers and of those Trustees who are affiliated with Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Portfolios or other Janus Funds or which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Portfolios.

          The Portfolios pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Portfolio Trustees who are not affiliated with Janus Capital and other costs of complying with applicable laws regulating the sale of Portfolio shares. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, including net asset value determination, portfolio accounting and recordkeeping, for which the Portfolios may reimburse Janus Capital for its costs.

          Growth Portfolio, Aggressive Growth Portfolio, Capital Appreciation Portfolio, Core Equity Portfolio, Balanced Portfolio, Growth and Income Portfolio, Strategic Value Portfolio, International Growth Portfolio, Worldwide Growth Portfolio, Global Life Sciences Portfolio and Global Technology Portfolio have each agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the average daily net assets of each Portfolio.

          Janus Capital has agreed to reimburse Strategic Value Portfolio, Core Equity Portfolio, Global Life Sciences Portfolio and Global Technology Portfolio by the amount, if any, that such Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.25% of the average daily net assets of the Portfolio until at least the next annual renewal of the advisory agreements. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the above expense limitation.

          Flexible Income Portfolio has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the first $300 million of the average daily net assets of the Portfolio, plus 0.55% of the average daily net assets of the Portfolio in excess of $300 million. Janus Capital has agreed by contract to waive the advisory fee payable by Flexible Income Portfolio in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 1% of the average daily net assets for a fiscal year. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the above expense limitation. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory agreements.

          The following table summarizes the advisory fees paid by the Portfolios and any advisory fee waivers for the last three fiscal periods indicated. The information below is for fiscal periods ended December 31. The information presented in the table below reflects the management fees in effect during each of the periods shown.

                                                      2001                           2000                          1999
                                             -----------------------    -------------------------------   -----------------------
Portfolio Name                               Advisory Fees   Waivers    Advisory Fees(1)     Waivers      Advisory Fees   Waivers
---------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio                              $19,964,950    $    --      $24,948,688        $   --        $11,643,196    $   --
Aggressive Growth Portfolio                   $17,257,955    $    --      $29,581,977        $   --        $10,080,519    $   --
Capital Appreciation Portfolio                $ 8,901,772    $    --      $ 8,477,539        $   --        $ 1,716,060    $   --
Strategic Value Portfolio                     $    87,965    $12,203      $    15,984(2)     $15,984(2,3)          N/A        N/A
Core Equity Portfolio(4)                      $    94,870    $    --      $   118,672        $70,742       $   106,069    $14,279
Balanced Portfolio                            $22,559,338    $    --      $20,105,983        $   --        $10,804,814    $   --
Growth and Income Portfolio                   $ 1,163,163    $    --      $   935,796        $   --        $   201,847    $   --
International Growth Portfolio                $ 9,648,235    $    --      $ 9,772,975        $   --        $ 2,829,430    $   --
Worldwide Growth Portfolio                    $42,291,852    $    --      $54,995,300        $   --        $25,509,504    $   --
Global Life Sciences Portfolio                $   290,630    $    --      $  133,995 (5)     $   --                N/A        N/A
Global Technology Portfolio                   $ 2,057,015    $    --      $2,010,693 (5)     $   --                N/A        N/A
Flexible Income Portfolio                     $ 2,041,819    $    --      $ 1,344,877        $   --        $ 1,051,109    $   --

(1) The management fee paid by Growth, Aggressive Growth, Capital Appreciation, Core Equity, Balanced, Growth and Income, International Growth and Worldwide Growth Portfolios was reduced to 0.65% of the average daily net assets of each Portfolio.
(2) May 1, 2000 (inception) to December 31, 2000.
(3) Fee waiver by Janus Capital exceeded the advisory fee.
(4) Formerly, Equity Income Portfolio.
(5) January 18, 2000 (inception) to December 31, 2000.

          Each Portfolio's Advisory Agreement is dated April 3, 2002, and will continue in effect until July 1, 2002, and thereafter from year to year so long as such continuance is approved annually by a majority of the Portfolios' Trustees who are not parties to the Advisory Agreements or interested persons of any such party, and by either a majority of the outstanding voting shares of each Portfolio or the Trustees of the Portfolios. Each Advisory Agreement (i) may be terminated without the payment of any penalty by any Portfolio or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Portfolio, including the Trustees who are not interested persons of that Portfolio or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Portfolio.

          Janus Capital is an indirect subsidiary of Stilwell Financial Inc. ("Stilwell"), a publicly traded holding company with principal operations in financial asset management businesses. Stilwell, through its subsidiaries, indirectly owns approximately 92% of Janus Capital, and certain Janus Capital employees directly own approximately 8%.

          In approving the Portfolios' existing Advisory Agreements, the Trustees considered various matters relating to the possible effects on Janus Capital and the Portfolios of the expiration of Mr. Bailey's contractual management rights with respect to Janus Capital, including Stilwell's intentions regarding the preservation and strengthening of Janus Capital's business and existing and proposed incentive compensation arrangements for key Janus Capital employees.

          In addition, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolios' Advisory Agreements as in effect from year to year. The Trustees considered information about, among other things:

          - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the Portfolios), resources and investment process;

          - the terms of each Advisory Agreement;

          - the scope and quality of the services that Janus Capital has been providing to the Portfolios;

          - the investment performance of each Portfolio and of comparable funds managed by other advisers over various periods;

          - the advisory fee rates payable to Janus Capital by the Portfolios and by other funds and client accounts managed by Janus Capital, and payable by comparable funds managed by other advisers;

          - the total expense ratio of each Portfolio and of comparable funds managed by other advisers;

          - compensation payable by the Portfolios to affiliates of Janus Capital for other services;

          - the profitability to Janus Capital and its affiliates of their relationships with the Portfolios; and

          - Janus Capital's use of the Portfolios' brokerage transactions to obtain research benefiting the Portfolios or other Janus Capital clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Portfolios.

          Janus Capital acts as sub-adviser for a number of private-label mutual funds and provides separate account advisor services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Portfolios, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

          With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital, accounts will participate in an IPO if the portfolio manager believes the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group"), based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. If, however, the portfolio manager intends to build a long-term position in the company and purchases securities in both the initial offering and in the immediate aftermarket, then all participating portfolio managers' clients will receive the same proportion of IPO shares to aftermarket shares, resulting in a blended price equal to the average price paid for all IPO and immediate aftermarket shares. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating manager's accounts in the IPO Group corresponding to the IPO

          Classification, subject to a de minimis standard. In situations where a portfolio manager wants to take a small position in a security, an exception to this de minimis standard may be allowed. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

          Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to a portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with a portfolio manager's request to ensure that his or her accounts receive sufficient securities to satisfy specialized investment objectives.

          Pursuant to an exemptive order granted by the SEC, the Portfolios and other portfolios advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating portfolios on a pro rata basis.

          Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

          Janus Capital does not permit the Portfolios' portfolio managers to purchase and sell securities for their own accounts except under the limited exceptions contained in the Code of Ethics which applies to Directors/Trustees of Janus Capital and the Portfolios and employees of, and persons working on a contractual basis for, Janus Capital and its subsidiaries. The Code of Ethics is on file with and available through the SEC Web site at www.sec.gov. The Code of Ethics requires investment personnel, inside Directors/Trustees of Janus Capital and the Portfolios and certain other designated employees deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the Code of Ethics. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Portfolios.

          In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are required to be reviewed for compliance with the Code of Ethics. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.

          The provisions of the Code of Ethics are administered by and subject to exceptions authorized by Janus Capital.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

          State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Portfolios. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940
          Act) of the Portfolios' securities and cash held outside the United States. The Portfolios' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Portfolios' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Portfolio.

          Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Portfolios' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services to the Portfolios. Janus Services is not compensated for its services related to the Shares, except for out-of-pocket costs.

          The Portfolios pay DST Systems, Inc. ("DST"), a subsidiary of Stilwell, license fees at the annual rate of $3.06 per shareholder account for the equity portfolios and $3.98 per shareholder account for Flexible Income Portfolio for the use of DST's shareholder accounting system.

          Prior to June 1, 2001, the Portfolios also paid DST a monthly base fee for the use of its portfolio and fund accounting system, of $265 to $1,323 per month based on the number of Janus funds using the system and an asset charge of $1 per million dollars of net assets (not to exceed $500 per month). Effective June 1, 2001, State Street Bank and Trust Company acquired the portfolio and fund accounting system of DST.

          The Trustees have authorized the Portfolios to use an affiliate of DST as introducing broker for certain Portfolio transactions. Brokerage commissions paid on such transactions may be used as a means to reduce Portfolio expenses through credits against the charges of DST and its affiliates. Such credits will not reduce the fees Janus Capital is obligated to pay any Portfolio under its waiver agreement, and such Portfolio receives the benefit of any such credits. See "Portfolio Transactions and Brokerage."

          Janus Distributors LLC ("Janus Distributors"), 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolios. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

          Decisions as to the assignment of portfolio business for the Portfolios and negotiation of its commission rates are made by Janus Capital whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital may be permitted to pay higher commissions for research services as described below. The Portfolios may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

          Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; and rebates of commissions by a broker to a Portfolio or to a third party service provider to the Portfolio to pay Portfolio expenses. In addition, Janus Capital may consider the value of research products or services provided by broker-dealers as a factor in selecting brokers and dealers and in negotiating commissions. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Most brokers and dealers used by Janus Capital provide research and other services described above. Much of the research provided to Janus Capital by broker-dealers would otherwise be available to Janus Capital for a cash payment. In some cases, research is generated by third parties, but is provided to Janus Capital through broker-dealers. For example, Janus Capital has arrangements with broker-dealers to allocate brokerage in exchange for, among other things, third-party research reports relating to specific industry fundamentals and trends, third-party research reports providing analysis of micro and macro economic trends, and access to databases providing financial, market, economic and fundamental data. Because Janus Capital receives research from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital may also direct trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but direct a portion of the commission to another broker-dealer that supplies Janus Capital with research services and/or products.

          For the year ended December 31, 2001, the total brokerage commissions paid by the Portfolios to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Portfolios are summarized below:

Portfolio Name                                                Commissions    Transactions
------------------------------------------------------------------------------------------
Growth Portfolio                                              $2,316,685    $1,658,511,653
Aggressive Growth Portfolio                                   $3,033,478    $1,954,351,001
Capital Appreciation Portfolio                                $1,671,235    $1,393,566,670
Strategic Value Portfolio                                     $   36,231    $   21,446,650
Core Equity Portfolio(1)                                      $   28,128    $   19,839,485
Balanced Portfolio                                            $3,054,114    $2,364,793,906
Growth and Income Portfolio                                   $  158,616    $  112,087,780
International Growth Portfolio                                $  283,659    $  182,788,634
Worldwide Growth Portfolio                                    $2,406,747    $1,639,352,564
Global Life Sciences Portfolio                                $   33,330    $   31,876,085
Global Technology Portfolio                                   $  178,141    $   90,753,082

(1) Formerly, Equity Income Portfolio.
Note: Portfolios that are not included in the table did not pay any commissions related to research for the stated period.

          Janus Capital may use research products and services in servicing other accounts in addition to the Portfolios. Fixed-income related research products and services may be paid for by commissions generated by equity trades. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

          Janus Capital does not enter into agreements with any brokers regarding the placement of securities transactions because of the research services they provide. It does, however, have an internal procedure for allocating transactions in a manner consistent with its execution policy to brokers that it has identified as providing superior executions and research, research-related products or services which benefit its advisory clients, including the Portfolios. Research products and services incidental to effecting securities transactions furnished by brokers or dealers may be used in servicing any or all of Janus Capital's clients and such research may not necessarily be used by Janus Capital in connection with the accounts which paid commissions to the broker-dealer providing such research products and services.

          Janus Capital may consider sales of Portfolio Shares or shares of other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Portfolio Shares as a factor in the selection of broker-dealers to execute Portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Portfolio (i) to the Portfolio or (ii) to other persons on behalf of the Portfolio for services provided to the Portfolio for which it would be obligated to pay. In placing Portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

          When the Portfolios purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

          The Portfolios' Trustees have authorized Janus Capital to place transactions with DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. Janus Capital may do so if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Certain Affiliations," are lower than the net costs that would be incurred through other brokerage firms.

          The following table lists the total amount of brokerage commissions paid by each Portfolio for the fiscal periods ending on December 31st of each year:

Portfolio Name                                                   2001           2000           1999
------------------------------------------------------------------------------------------------------
Growth Portfolio                                              $ 3,206,915    $ 3,423,084    $1,800,731
Aggressive Growth Portfolio                                   $ 4,314,792    $ 2,582,189    $1,664,794
Capital Appreciation Portfolio                                $ 1,879,337    $   730,533    $  232,858
Strategic Value Portfolio                                     $    44,753    $     8,024(1)        N/A
Core Equity Portfolio(2)                                      $    35,898    $    22,893    $   15,272
Balanced Portfolio                                            $ 3,841,938    $ 2,213,641    $1,254,757
Growth and Income Portfolio                                   $   216,649    $   131,011    $   39,174
International Growth Portfolio                                $ 3,133,111    $ 3,344,307    $1,084,559
Worldwide Growth Portfolio                                    $12,988,041    $13,476,203    $7,327,446
Global Life Sciences Portfolio                                $    72,825    $    60,730(3)        N/A
Global Technology Portfolio                                   $   478,746    $   499,126(3)        N/A
Flexible Income Portfolio                                     $         0    $     1,311    $    1,200

(1) May 1, 2000 (inception) to December 31, 2000.
(2) Formerly, Equity Income Portfolio.
(3) January 18, 2000 (inception) to December 31, 2000.

          Included in such brokerage commissions are the following amounts paid to DSTS, which served to reduce each Portfolio's out-of-pocket expenses as follows:

                                                                Commission Paid
                                                              through DSTS for the
                                                                  Period Ended       Reduction of   % of Total     % of Total
Portfolio Name                                                 December 31, 2001*     Expenses*     Commissions   Transactions
------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio                                                    $25,075            $18,811         0.78%          0.82%
Aggressive Growth Portfolio                                         $26,449            $19,842         0.61%          0.53%
Strategic Value Portfolio                                           $   260            $   195         0.58%          0.23%
Core Equity Portfolio**                                             $    95            $    71         0.26%          0.30%
Balanced Portfolio                                                  $24,610            $18,462         0.64%          0.60%
Growth and Income Portfolio                                         $   763            $   572         0.35%          0.25%
Worldwide Growth Portfolio                                          $15,224            $11,421         0.12%          0.14%
Global Life Sciences Portfolio                                      $   128            $    96         0.18%          0.06%

 * The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
** Formerly, Equity Income Portfolio.
Note: Portfolios that did not execute trades with DSTS during the stated periods are not included in the table.

                                                        Commission Paid                        Commission Paid
                                                      through DSTS for the                   through DSTS for the
                                                          Period Ended       Reduction of        Period Ended        Reduction of
Portfolio Name                                         December 31, 2000*     Expenses*       December 31, 1999*      Expenses*
---------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio                                            $   --             $   --               $7,244              $5,433
Core Equity Portfolio**                                     $    37            $    28              $  --               $  --
Balanced Portfolio                                          $   --             $   --               $2,294              $1,721
Growth and Income Portfolio                                 $   305            $   229              $   55              $   41
International Growth Portfolio                              $ 1,241            $   931              $  --               $  --
Worldwide Growth Portfolio                                  $16,745            $12,559              $  --               $  --

 * The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
** Formerly, Equity Income Portfolio.
Note: Portfolios that did not execute trades with DSTS during the periods indicated are not included in the table.

          The Portfolios may also place trades with E*Trade Securities ("E*Trade"), a registered broker-dealer and a wholly-owned subsidiary of E*Trade Group, Inc. As of September 1, 2000, Janus Capital owned, in the aggregate, more than 5% of the outstanding securities of E*Trade Group in various accounts, including the Portfolios. By virtue of such ownership, E*Trade Group is considered an affiliate of Janus Capital for 1940 Act purposes. Because it is a wholly-owned subsidiary of E*Trade Group, an affiliate of the Portfolios, E*Trade is considered an affiliated broker of the Portfolios. The table below sets forth the aggregate dollar amount of brokerage commissions paid by each Portfolio to E*Trade for the fiscal year ended December 31, 2001. The Portfolios did not execute any transactions through E*Trade during their fiscal years ended December 31, 1999 or December 31, 2000. Portfolios not listed below did not pay any commissions to E*Trade.

                                                              Aggregate Commissions
Portfolio Name                                                   Paid to E*Trade
-----------------------------------------------------------------------------------
Growth Portfolio                                                    $  618.17
International Growth Portfolio                                      $2,157.40
Worldwide Growth Portfolio                                          $8,813.58
Global Technology Portfolio                                         $  204.71

          For the most recent fiscal year ended December 31, 2001, the table below shows the percentage of each Portfolio's aggregate brokerage commissions paid to E*Trade and the percentage of each Portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through E*Trade. Portfolios not listed below did not pay any commissions to E*Trade.

                                                                                            Percentage of Aggregate
                                                                Percentage of Aggregate      Transactions Effected
Portfolio Name                                                Commissions Paid to E*Trade       Through E*Trade
-------------------------------------------------------------------------------------------------------------------
Growth Portfolio                                                        0.02%                         0.05%
International Growth Portfolio                                          0.07%                         0.24%
Worldwide Growth Portfolio                                              0.07%                         0.19%
Global Technology Portfolio                                             0.04%                         0.12%

          As of December 31, 2001, certain Portfolios owned securities of their regular broker-dealers (or parents), as shown below:

                                                                        Name of                           Value of
Portfolio Name                                                       Broker-Dealer                    Securities Owned
----------------------------------------------------------------------------------------------------------------------
Growth Portfolio                                   Charles Schwab Corp.                                 $50,788,335
Growth Portfolio                                   Goldman Sachs Group, Inc.                            $26,823,764
Growth Portfolio                                   Merrill Lynch & Company, Inc.                        $19,412,302
Aggressive Growth Portfolio                        Charles Schwab Corp.                                 $14,353,994
Aggressive Growth Portfolio                        E*TRADE Group, Inc.                                  $17,568,397
Capital Appreciation Portfolio                     Goldman Sachs Group, Inc.                            $65,331,245
Capital Appreciation Portfolio                     J.P. Morgan Chase & Co.                              $14,083,808
Capital Appreciation Portfolio                     Merrill Lynch & Company, Inc.                        $27,326,985
Strategic Value Portfolio                          Lehman Brothers Holdings, Inc.                       $   230,460
Core Equity Portfolio                              J.P. Morgan Chase & Co.                              $   193,745
Balanced Portfolio                                 Charles Schwab Corp.                                 $10,416,193
Balanced Portfolio                                 J.P. Morgan Chase & Co.                              $42,170,478
Balanced Portfolio                                 Salomon Smith Barney Holdings, Inc.                  $17,974,688
Growth and Income Portfolio                        Charles Schwab Corp.                                 $ 1,206,521
Growth and Income Portfolio                        Goldman Sachs Group, Inc.                            $ 2,045,601
Growth and Income Portfolio                        J.P. Morgan Chase & Co.                              $ 2,629,014
Growth and Income Portfolio                        Merrill Lynch & Company, Inc.                        $ 2,026,088
Worldwide Growth Portfolio                         Goldman Sachs Group, Inc.                            $42,329,709

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

          The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

          Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus
          Capital: Janus Investment Fund and Janus Adviser Series. Collectively, these three registered investment companies consist of 52 series or funds.

          The Portfolios' officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series.

---------------------------------------------------------------------------------------------------------
                                                TRUSTEES
---------------------------------------------------------------------------------------------------------

NAME, AGE AND              POSITIONS HELD WITH                          PRINCIPAL OCCUPATIONS DURING THE
ADDRESS                    PORTFOLIOS           LENGTH OF TIME SERVED   PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
---------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*         President,           5/93-Present            Until July 1, 2002, President and
 100 Fillmore Street       Chairman                                     Chief Executive Officer of Janus
 Denver, CO 80206          and Trustee                                  Capital. Formerly, President and
 Age 64                                                                 Director (1994-2002) of Janus
                                                                        Foundation; Chairman and Director
                                                                        (1978-2002) of Janus Capital
                                                                        Corporation; and Director (1997-
                                                                        2001) of Janus Distributors, Inc.
---------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------
 William F. McCalpin       Trustee              6/02-Present            Executive Vice President and
 100 Fillmore Street                                                    Chief Operating Officer of The
 Denver, CO 80206                                                       Rockefeller Brothers Fund (a
 Age 45                                                                 private family foundation).
                                                                        Formerly, Director of Investments
                                                                        (1991-1998) of The John D. and
                                                                        Catherine T. MacArthur Foundation
                                                                        (a private family foundation).
---------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.     Trustee              6/02-Present            President and Chief Executive
 100 Fillmore Street                                                    Officer of The Field Museum of
 Denver, CO 80206                                                       Natural History. Formerly, Senior
 Age 64                                                                 Vice President (1987-1997) of
                                                                        Booz-Allen & Hamilton, Inc. (a
                                                                        management consulting firm).
---------------------------------------------------------------------------------------------------------
 Dennis B. Mullen          Trustee              9/93-Present            Private Investor. Formerly (1997-
 100 Fillmore Street                                                    1998) Chief Financial
 Denver, CO 80206                                                       Officer - Boston Market Concepts,
 Age 58                                                                 Boston Chicken, Inc., Golden, CO
                                                                        (a restaurant chain).
---------------------------------------------------------------------------------------------------------

-------------------------  -----------------------------------------------
                                              TRUSTEES
-------------------------  -----------------------------------------------
                           NUMBER OF PORTFOLIOS IN
NAME, AGE AND              FUND COMPLEX OVERSEEN    OTHER DIRECTORSHIPS
ADDRESS                    BY TRUSTEE               HELD BY TRUSTEE
-------------------------  -----------------------------------------------
INTERESTED TRUSTEE
-------------------------------------------------------------------------------------------------
 Thomas H. Bailey*         52                       N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 64
---------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------
 William F. McCalpin       52                       Founding Director and
 100 Fillmore Street                                Board Chair, Solar
 Denver, CO 80206                                   Development
 Age 45                                             Foundation; Trustee
                                                    and Vice President,
                                                    Asian Cultural
                                                    Council.
---------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.     52                       Chairman of the Board,
 100 Fillmore Street                                Divergence LLC;
 Denver, CO 80206                                   Director of A.M.
 Age 64                                             Castle & Co., Harris
                                                    Insight Funds, W.W.
                                                    Grainger, Inc.;
                                                    Trustee of WTTW
                                                    (Chicago public
                                                    television station),
                                                    the University of
                                                    Chicago and Chicago
                                                    Public Education Fund.
---------------------------------------------------------------------------------------------------------
 Dennis B. Mullen          52                       N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 58
---------------------------------------------------------------------------------------------------------

* Mr. Bailey is an "interested person" of the Trust by virtue of his past positions and continuing relationship with Janus Capital.

---------------------------------------------------------------------------------------------------------
                                                TRUSTEES
---------------------------------------------------------------------------------------------------------

NAME, AGE AND              POSITIONS HELD WITH                          PRINCIPAL OCCUPATIONS DURING THE
ADDRESS                    PORTFOLIOS           LENGTH OF TIME SERVED   PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
---------------------------------------------------------------------------------------------------------
 James T. Rothe            Trustee              1/97-Present            Professor of Business, University
 100 Fillmore Street                                                    of Colorado, Colorado Springs,
 Denver, CO 80206                                                       CO. Formerly, Distinguished
 Age 58                                                                 Visiting Professor of Business
                                                                        (2001-2002), Thunderbird
                                                                        (American Graduate School of
                                                                        International Management),
                                                                        Phoenix, AZ; and Principal (1988-
                                                                        1999) of Phillips-Smith Retail
                                                                        Group, Colorado Springs, CO (a
                                                                        venture capital firm).
---------------------------------------------------------------------------------------------------------
 William D. Stewart        Trustee              9/93-Present            Corporate Vice President and
 100 Fillmore Street                                                    General Manager of MKS
 Denver, CO 80206                                                       Instruments - HPS Products,
 Age 57                                                                 Boulder, CO (a manufacturer of
                                                                        vacuum fittings and valves).
---------------------------------------------------------------------------------------------------------
 Martin H. Waldinger       Trustee              9/93-Present            Consultant
 100 Fillmore Street
 Denver, CO 80206
 Age 63
---------------------------------------------------------------------------------------------------------

-------------------------  -----------------------------------------------
                                              TRUSTEES
-------------------------  -----------------------------------------------
                           NUMBER OF PORTFOLIOS IN
NAME, AGE AND              FUND COMPLEX OVERSEEN    OTHER DIRECTORSHIPS
ADDRESS                    BY TRUSTEE               HELD BY TRUSTEE
-------------------------  -----------------------------------------------
INTERESTED TRUSTEE
--------------------------------------------------------------------------
 James T. Rothe            52                       Director of Optika,
 100 Fillmore Street                                Inc. and NeoCore Corp.
 Denver, CO 80206
 Age 58
--------------------------------------------------------------------------
 William D. Stewart        52                       N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 57
--------------------------------------------------------------------------
 Martin H. Waldinger       52                       N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 63
--------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                          OFFICERS
-----------------------------------------------------------------------------------------------------------------------------
NAME, AGE AND
ADDRESS               POSITIONS HELD WITH PORTFOLIOS  LENGTH OF TIME SERVED  PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------
 Laurence J. Chang*   Executive Vice President and    1/00-Present           Vice President of Janus Capital. Formerly,
 100 Fillmore Street  Co- Portfolio Manager                                  Analyst (1993-1998) for Janus Capital
 Denver, CO 80206     Worldwide Growth Portfolio                             Corporation.
 Age 36
-----------------------------------------------------------------------------------------------------------------------------
 Jonathan D.          Executive Vice President and    2/02-Present           Vice President of Janus Capital. Formerly,
 Coleman*             Portfolio Manager                                      Co-Portfolio Manager (1997-2000) for other Janus
 100 Fillmore Street  Aggressive Growth Portfolio                            accounts and Analyst (1994-1997 and 2000-2002)
 Denver, CO 80206                                                            for Janus Capital Corporation.
 Age 31
-----------------------------------------------------------------------------------------------------------------------------
 David J. Corkins*    Executive Vice President and    11/97-Present          Vice President of Janus Capital. Formerly,
 100 Fillmore Street  Portfolio Manager                                      Analyst (1995-1997) for Janus Capital
 Denver, CO 80206     Growth and Income Portfolio                            Corporation.
 Age 35
-----------------------------------------------------------------------------------------------------------------------------
 David C. Decker*     Executive Vice President and    12/99-Present          Vice President of Janus Capital.
 100 Fillmore Street  Portfolio Manager
 Denver, CO 80206     Strategic Value Portfolio
 Age 36
-----------------------------------------------------------------------------------------------------------------------------
 Helen Young Hayes*   Executive Vice President and    3/94-Present           Vice President and Managing Director of
 100 Fillmore Street  Co-Portfolio Manager                                   Investments of Janus Capital. Formerly, Director
 Denver, CO 80206     Worldwide Growth Portfolio and                         (2000-2002) for Janus Capital Corporation.
 Age 39               International Growth Portfolio
-----------------------------------------------------------------------------------------------------------------------------
 C. Mike Lu*          Executive Vice President and    12/99-Present          Vice President of Janus Capital. Formerly,
 100 Fillmore Street  Portfolio Manager                                      Analyst (1991-1998) for Janus Capital
 Denver, CO 80206     Global Technology Portfolio                            Corporation.
 Age 32
-----------------------------------------------------------------------------------------------------------------------------
 Brent A. Lynn*       Executive Vice President and    1/01-Present           Vice President of Janus Capital. Formerly,
 100 Fillmore Street  Co-Portfolio Manager                                   Analyst (1991-2001) for Janus Capital
 Denver, CO 80206     International Growth Portfolio                         Corporation.
 Age 38
-----------------------------------------------------------------------------------------------------------------------------
 Thomas R. Malley*    Executive Vice President and    12/99-Present          Vice President of Janus Capital. Formerly,
 100 Fillmore Street  Portfolio Manager                                      Analyst (1991-1998) for Janus Capital
 Denver, CO 80206     Global Life Sciences Portfolio                         Corporation.
 Age 33
-----------------------------------------------------------------------------------------------------------------------------
 Karen L. Reidy*      Executive Vice President and    1/00-Present           Vice President of Janus Capital. Formerly,
 100 Fillmore Street  Portfolio Manager                                      Analyst (1995-1999) for Janus Capital
 Denver, CO 80206     Balanced Portfolio and                                 Corporation.
 Age 35               Core Equity Portfolio
-----------------------------------------------------------------------------------------------------------------------------
 Blaine P. Rollins*   Executive Vice President and    1/00-Present           Vice President of Janus Capital.
 100 Fillmore Street  Portfolio Manager
 Denver, CO 80206     Growth Portfolio
 Age 35
-----------------------------------------------------------------------------------------------------------------------------
 Scott W. Schoelzel*  Executive Vice President and    5/97-Present           Vice President of Janus Capital.
 100 Fillmore Street  Portfolio Manager
 Denver, CO 80206     Capital Appreciation Portfolio
 Age 43
-----------------------------------------------------------------------------------------------------------------------------
 Ronald V. Speaker*   Executive Vice President and    5/93-Present           Vice President of Janus Capital.
 100 Fillmore Street  Portfolio Manager
 Denver, CO 80206     Flexible Income Portfolio
 Age 37
-----------------------------------------------------------------------------------------------------------------------------

* "Interested person" of the Trust by virtue of positions with Janus Capital.


----------------------------------------------------------------------------------------------------------------------------------
                                                             OFFICERS
----------------------------------------------------------------------------------------------------------------------------------
NAME, AGE AND
ADDRESS                    POSITIONS HELD WITH PORTFOLIOS  LENGTH OF TIME SERVED  PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
 Thomas A. Early*          Vice President and General      3/98-Present           Vice President, General Counsel, Secretary and
 100 Fillmore Street       Counsel                                                Interim Director of Janus Capital; Vice
 Denver, CO 80206                                                                 President, General Counsel and Secretary of
 Age 47                                                                           Janus Distributors; Vice President, General
                                                                                  Counsel, Secretary and Director of Janus
                                                                                  Services, Janus Capital International LLC and
                                                                                  Janus Institutional Services LLC; Vice
                                                                                  President, General Counsel and Director to Janus
                                                                                  International (Asia) Limited and Janus
                                                                                  International Limited; Vice President, General
                                                                                  Counsel and Secretary to the Janus Foundation;
                                                                                  and Director for Janus Capital Trust Manager
                                                                                  Limited and Janus World Funds. Formerly,
                                                                                  Director (2001) of Janus Distributors, Inc.;
                                                                                  Vice President, General Counsel, Secretary and
                                                                                  Director (2000-2002) of Janus International
                                                                                  Holding, Inc.; and Executive Vice President and
                                                                                  General Counsel/Mutual Funds (1994-1998) of
                                                                                  Prudential Insurance Company.
----------------------------------------------------------------------------------------------------------------------------------
 Bonnie M. Howe*           Vice President                  12/99-Present          Vice President and Assistant General Counsel to
 100 Fillmore Street                                                              Janus Capital, Janus Distributors and Janus
 Denver, CO 80206                                                                 Services. Formerly, Assistant Vice President
 Age 36                                                                           (1997-1999) and Associate Counsel (1995-1999)
                                                                                  for Janus Capital Corporation and Assistant Vice
                                                                                  President (1998-2000) for Janus Service
                                                                                  Corporation.
----------------------------------------------------------------------------------------------------------------------------------
 Kelley Abbott Howes*      Vice President and Secretary    12/99-Present          Vice President and Assistant General Counsel of
 100 Fillmore Street                                                              Janus Capital, Janus Distributors and Janus
 Denver, CO 80206                                                                 Services. Formerly, Assistant Vice President
 Age 36                                                                           (1997-1999) of Janus Capital Corporation; Chief
                                                                                  Compliance Officer, Director and President
                                                                                  (1997-1999) of Janus Distributors, Inc.; and
                                                                                  Assistant Vice President (1998-2000) of Janus
                                                                                  Service Corporation.
----------------------------------------------------------------------------------------------------------------------------------
 David R. Kowalski*        Vice President                  6/02-Present           Vice President and Chief Compliance Officer of
 100 Fillmore Street                                                              Janus Capital and Janus Distributors LLC; and
 Denver, CO 80206                                                                 Assistant Vice President of Janus Services LLC.
 Age 45                                                                           Formerly, Senior Vice President and Director
                                                                                  (1985-2000) of Mutual Fund Compliance for Van
                                                                                  Kampen Funds.
----------------------------------------------------------------------------------------------------------------------------------
 Glenn P. O'Flaherty*      Treasurer and Chief Accounting  1/96-Present           Vice President of Janus Capital. Formerly,
 100 Fillmore Street       Officer                                                Director of Fund Accounting (1991-1997) of Janus
 Denver, CO 80206                                                                 Capital Corporation.
 Age 43
----------------------------------------------------------------------------------------------------------------------------------
 Loren M. Starr*           Vice President and Chief        9/01-Present           Vice President of Finance, Treasurer, Chief
 100 Fillmore Street       Financial Officer                                      Financial Officer and Interim Director of Janus
 Denver, CO 80206                                                                 Capital; Vice President of Finance, Treasurer
 Age 40                                                                           and Chief Financial Officer of Janus Services
                                                                                  and Janus International Limited; Vice President
                                                                                  of Finance, Treasurer, Chief Financial Officer
                                                                                  and Director of Janus Distributors, Janus
                                                                                  Capital International LLC and Janus
                                                                                  Institutional Services LLC; and Director of
                                                                                  Janus Capital Trust Manager Limited and Janus
                                                                                  World Funds. Formerly, Vice President of
                                                                                  Finance, Treasurer, Chief Financial Officer
                                                                                  (2001-2002) and Director (2002) of Janus
                                                                                  International Holding, Inc.; Managing Director,
                                                                                  Treasurer and Head of Corporate Finance and
                                                                                  Reporting (1998-2001) for Putnam Investments;
                                                                                  and Senior Vice President of Financial Planning
                                                                                  and Analysis (1996-1998) for Lehman Brothers,
                                                                                  Inc.
----------------------------------------------------------------------------------------------------------------------------------
 Heidi J. Walter*          Vice President                  4/00-Present           Vice President and Assistant General Counsel to
 100 Fillmore Street                                                              Janus Capital and Janus Services. Formerly, Vice
 Denver, CO 80206                                                                 President and Senior Legal Counsel (1995-1999)
 Age 34                                                                           for Stein Roe & Farnham, Inc.
----------------------------------------------------------------------------------------------------------------------------------

* "Interested person" of the Trust by virtue of positions with Janus Capital.

          The Trustees are responsible for major decisions relating to each Portfolio's objective, policies and techniques. The Trustees also supervise the operation of the Portfolios by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has five standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Money Market Committee, Nominating and Governance Committee and Pricing Committee. Information about each of these committees is provided in the following table:

--------------------------------------------------------------------------------------------------------------

                                    FUNCTIONS                               MEMBERS
--------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE                    Reviews the financial reporting         Martin H. Waldinger (Chairman)
                                    process, the system of internal         William D. Stewart
                                    control, the audit process, and the     Dennis B. Mullen
                                    Trusts' process for monitoring
                                    compliance with investment
                                    restrictions and applicable laws and
                                    the Trusts' Code of Ethics.
--------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE                Reviews and makes recommendations       James T. Rothe (Chairman)
                                    regarding matters related to the        William D. Stewart
                                    Trusts' use of brokerage commissions    Dennis B. Mullen
                                    and placement of portfolio
                                    transactions.
--------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE             Reviews various matters related to the  William D. Stewart (Chairman)
                                    operations of the Janus Money Market    Dennis B. Mullen
                                    Funds, including compliance with each   James T. Rothe
                                    Trust's Money Market Fund Procedures.
--------------------------------------------------------------------------------------------------------------
 NOMINATING AND GOVERNANCE          Identifies and recommends individuals   Dennis B. Mullen (Chairman)
 COMMITTEE                          for Trustee membership, consults with   William D. Stewart
                                    Management in planning Trustee          Martin H. Waldinger
                                    meetings, and oversees the
                                    administration of, and ensures the
                                    compliance with, the Governance
                                    Procedures and Guidelines adopted by
                                    the Trusts.
--------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE                  Determines the fair value of            William D. Stewart (Chairman)
                                    restricted securities and other         Dennis B. Mullen
                                    securities for which market quotations  James T. Rothe
                                    are not readily available, pursuant to
                                    procedures adopted by the Trustees.
--------------------------------------------------------------------------------------------------------------

----------------------------------  -----------------------------------
                                    NUMBER OF MEETINGS HELD DURING LAST
                                    FISCAL YEAR
----------------------------------  -----------------------------------
 AUDIT COMMITTEE                    4
-----------------------------------------------------------------------
 BROKERAGE COMMITTEE                5
-----------------------------------------------------------------------
 MONEY MARKET COMMITTEE             4
-----------------------------------------------------------------------
 NOMINATING AND GOVERNANCE          5
 COMMITTEE
-----------------------------------------------------------------------
 PRICING COMMITTEE                  15
-----------------------------------------------------------------------

          The table below gives the dollar range of shares of each Portfolio described in this SAI, as well as the aggregate dollar range of shares of all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2001.

---------------------------------------------------------------------------------------
                           DOLLAR RANGE OF EQUITY
NAME OF TRUSTEE            SECURITIES IN THE PORTFOLIOS
---------------------------------------------------------------------------------------
INTERESTED TRUSTEE
---------------------------------------------------------------------------------------
 THOMAS H. BAILEY          None
---------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------
 WILLIAM F. MCCALPIN+      None
---------------------------------------------------------------------------------------
 JOHN F. MCCARTER, JR.+    None
---------------------------------------------------------------------------------------
 DENNIS B. MULLEN          None
---------------------------------------------------------------------------------------
 JAMES T. ROTHE            None
---------------------------------------------------------------------------------------
 WILLIAM D. STEWART        None
---------------------------------------------------------------------------------------
 MARTIN H. WALDINGER       None
---------------------------------------------------------------------------------------

-------------------------  -------------------------------------------------------------
                           AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED
NAME OF TRUSTEE            INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN JANUS FUNDS
-------------------------  -------------------------------------------------------------
INTERESTED TRUSTEE
---------------------------------------------------------------------------------------
 THOMAS H. BAILEY          Over $100,000
---------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------
 WILLIAM F. MCCALPIN+      Over $100,000
---------------------------------------------------------------------------------------
 JOHN F. MCCARTER, JR.+    None
---------------------------------------------------------------------------------------
 DENNIS B. MULLEN          Over $100,000
---------------------------------------------------------------------------------------
 JAMES T. ROTHE            Over $100,000
---------------------------------------------------------------------------------------
 WILLIAM D. STEWART        Over $100,000
---------------------------------------------------------------------------------------
 MARTIN H. WALDINGER       Over $100,000
---------------------------------------------------------------------------------------

+ Trustee since June 2002.

          As of December 31, 2001, none of the Trustees or their immediate family members owned shares of Janus Capital, Janus Distributors or their control persons.

          The following table shows the aggregate compensation earned by and paid to each Trustee by the Portfolios described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Portfolios or the Janus Funds.

                                                              Aggregate Compensation       Total Compensation
                                                              from the Portfolios for   from the Janus Funds for
                                                                 fiscal year ended         calendar year ended
Name of Person, Position*                                        December 31, 2001        December 31, 2001****
-----------------------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman and Trustee**                              $     0                   $      0
William D. Stewart, Trustee***                                        $21,597                   $185,000
Dennis B. Mullen, Trustee***                                          $20,784                   $185,000
Martin H. Waldinger, Trustee***                                       $21,933                   $185,000
James T. Rothe, Trustee***                                            $20,559                   $185,000

   * Mr. McCalpin and Mr. McCarter were elected as Trustees in June 2002. Therefore, they did not receive any compensation from the Portfolios described in this SAI or the Janus Funds during the periods shown in the table.
  ** Mr. Bailey is an interested person of the Portfolios and Janus Capital and is compensated by Janus Capital.
 *** Independent Trustee.
**** As of December 31, 2001, Janus Funds consisted of three registered investment companies comprised of a total of 51 funds.

SHARES OF THE TRUST
--------------------------------------------------------------------------------

NET ASSET VALUE DETERMINATION

          As stated in the Portfolios' Prospectus, the net asset value ("NAV") of the Shares of each Portfolio is determined once each day the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The NAV of the Shares of each Portfolio is not determined on days the NYSE is closed. The per Share NAV of the Shares of each Portfolio is determined by dividing the total value of a Portfolio's securities and other assets, less liabilities, attributable to the Shares of a Portfolio, by the total number of Shares outstanding. In determining NAV, securities listed on an Exchange, the Nasdaq National Market and foreign markets are generally valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Portfolios are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Portfolios and approved by the Trustees and are based upon last trade or closing sales prices or a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Each Portfolio will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures").

          Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Portfolio's NAV is not calculated. A Portfolio calculates its NAV per Share, and therefore effects sales, redemptions and repurchases of its Shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the exchange or market on which that security is traded, and before the Portfolio calculates its NAV per Share, then that security may be valued in good faith under the Valuation Procedures.

PURCHASES

          Shares of the Portfolios can be purchased only by (i) the separate accounts of participating insurance companies for the purpose of funding variable insurance contracts and (ii) certain qualified retirement plans. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Portfolio when authorized organizations, their agents or affiliates receive the order. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares of the Portfolios are purchased at the NAV per Share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received and accepted by a Portfolio or its authorized agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." The prospectus for your insurance company's separate account or your plan documents contain detailed information about investing in the different Portfolios.

REDEMPTIONS

          Redemptions, like purchases, may only be effected through the separate accounts of participating insurance companies or qualified retirement plans. Certain designated organizations are authorized to receive redemption orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Portfolio when authorized organizations, their agents or affiliates receive the order. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its Shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Portfolios are governed by Rule 18f-1 under the 1940 Act, which requires each Portfolio to sell shares solely in cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of selling the excess in cash or in kind. If shares are sold in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

          The right to require the Portfolios to sell their Shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS
--------------------------------------------------------------------------------

          It is a policy of the Shares of the Portfolios to make distributions of substantially all of their respective investment income and any net realized capital gains. The Portfolios intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code ("Code"). In addition, each Portfolio intends to comply with the diversification requirements of Code Section 817(h) related to the tax-deferred status of insurance company separate accounts.

          All income dividends and capital gains distributions, if any, on a Portfolio's Shares are reinvested automatically in additional Shares of that Portfolio at the NAV determined on the first business day following the record date.

          The Portfolios may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Portfolios, the Portfolios may make various elections permitted by the tax laws. However, these elections could require that the Portfolios recognize taxable income, which in turn must be distributed.

          Some foreign securities purchased by the Portfolios may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Portfolios that qualify under Section 853 of the Code may elect to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each Portfolio which will reduce its investment company taxable income.

          Because Shares of the Portfolios can only be purchased through variable insurance contracts or qualified plans, it is anticipated that any income dividends or capital gains distributions will be exempt from current taxation if left to accumulate within such contracts or plans. See the prospectus for the separate account of the related insurance company or the plan documents for additional information.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------

          The officers and Trustees of the Portfolios cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, such officers and Trustees as a group own less than 1% of the outstanding Shares of each Portfolio. As of April 2, 2002, all of the outstanding Shares of the Portfolios were owned by certain insurance company separate accounts or qualified plans. The percentage ownership of each separate account or plan owning 5% or more of the Shares of any Portfolio is as follows:

          Aetna Life Insurance and Annuity Company, ACES - Separate Account B, 151 Farmington Avenue, Hartford, CT 06156-0001, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:

Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Growth Portfolio                                                 31.56%
Aggressive Growth Portfolio                                      58.55%
Balanced Portfolio                                               32.72%
Worldwide Growth Portfolio                                       33.15%
Flexible Income Portfolio                                        35.20%

          AUL Group Retirement Account II, P.O. Box 1955, Indianapolis, IN 46206-9102, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:

Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Flexible Income Portfolio                                        12.67%

          Automatic Data Processing, Inc., 1 ADP Boulevard, Roseland, NJ 07068-1786, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:

Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
International Growth Portfolio                                   7.87%

          Connecticut Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111-0001, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:

Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Capital Appreciation Portfolio                                   14.08%

          GE Life and Annuity Assurance Company, 6610 W. Broad Street, Richmond, VA 23230-1702, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:

Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Growth Portfolio                                                 18.46%
Aggressive Growth Portfolio                                      11.51%
Capital Appreciation Portfolio                                   35.92%
Balanced Portfolio                                               16.09%
International Growth Portfolio                                   18.33%
Worldwide Growth Portfolio                                       10.23%
Flexible Income Portfolio                                        21.38%

          Great-West Life and Annuity Insurance Company, 8515 E. Orchard Road, Englewood, CO 80111-5037, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:

Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Flexible Income Portfolio                                        8.81%

          Kemper Investors Life Insurance Company, Variable Annuity Separate Account, 1 Kemper Drive, Long Grove, IL 60049-0001, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:

Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Growth and Income Portfolio                                      79.21%

          Lincoln Benefit Life, Variable Annuity Account, 2940 S. 83rd Street, Lincoln, NE 98506, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:

Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Flexible Income Portfolio                                        5.11%

          Lincoln National Life, Variable Annuity Account C, 1300 S. Clinton Street, Fort Wayne, IN 46802-3518, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:

Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Worldwide Growth Portfolio                                       5.37%

          MONY Life Insurance Company, MONY America Variable Account A, 1740 Broadway, Suite 635, New York, NY 10019-4315, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:

Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Capital Appreciation Portfolio                                   7.12%

          New York Life Insurance and Annuity Company, 300 Interspace Parkway, Parsippany, NJ 07054-1100, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:

Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Balanced Portfolio                                               25.37%
Worldwide Growth Portfolio                                       11.20%

          Pruco Life Insurance Company, 100 Mulberry Street, Newark, NJ 07102-4056, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:

Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Growth Portfolio                                                 12.84%
International Growth Portfolio                                   28.50%

          State Street Bank and Trust Company, FBO Northwest Airlines Retirement Savings Plan, 105 Rosemont Road, Westwood, MA 02090-2318, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:

Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
International Growth Portfolio                                   7.84%

          Western Reserve Life Assurance Company of Ohio, P.O. Box 5068, Clearwater, FL 33758-5068, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:

Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Strategic Value Portfolio                                       100.00%
Core Equity Portfolio                                            99.98%
Growth and Income Portfolio                                      17.04%
Global Life Sciences Portfolio                                  100.00%
Global Technology Portfolio                                     100.00%

          No qualified plan owned 10% or more of the shares of the Trust as a whole.

          The Shares held by the separate accounts of each insurance company, including Shares for which no voting instructions have been received, will be voted by each insurance company in proportion to instructions received from contract owners.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

          Each Portfolio is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware business trust on May 20, 1993. As of the date of this SAI, the Trust consists of fourteen series of shares, known as "Portfolios," three of which offer three classes of shares, ten of which offer two classes of shares and one of which offers one class of shares.

SHARES OF THE TRUST

          The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each Portfolio are fully paid and nonassessable when issued. Shares of a Portfolio participate equally in dividends and other distributions by the shares of such Portfolio, and in residual assets of that Portfolio in the event of liquidation. Shares of each Portfolio have no preemptive, conversion or subscription rights.

          The Portfolios discussed in this SAI each offer two or three classes of shares. The Shares discussed in this SAI are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. The other classes of shares, Service Shares and Service II Shares, are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less.

SHAREHOLDER MEETINGS

          The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Portfolio or class only if a matter affects or requires the vote of only that Portfolio or class or that Portfolio's or class' interest in the matter differs from the interest of other Portfolios of the Trust. Shareholder is entitled to one vote for each Share owned.

VOTING RIGHTS

          A participating insurance company issuing a variable insurance contract will vote shares in the separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations, a participating insurance company is required to request voting instructions from policy owners and must vote shares in the separate account, including shares for which no instructions have been received, in proportion to the voting instructions received. Additional information may be found in the participating insurance company's separate account prospectus.

          The Trustees are responsible for major decisions relating to each Portfolio's policies and objectives; the Trustees oversee the operation of each Portfolio by its officers and review the investment decisions of the officers.

          The present Trustees were elected at a meeting of shareholders held on January 31, 2002. Under the Trust Instrument, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their

          Portfolio, to amend the Trust Instrument, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Trust Instrument, the Trust's Bylaws or the Trustees.

          As mentioned above in "Shareholder Meetings," each share of each portfolio of the Trust has one vote (and fractional votes for fractional shares). Shares of all portfolios of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

INDEPENDENT ACCOUNTANTS

          PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Portfolios, audit the Portfolios' annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT

          The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Portfolios or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

          Quotations of average annual total return for the Shares of a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Shares of such Portfolio over periods of 1, 5, and 10 years (up to the life of the Portfolio). These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P(1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of expenses of the Shares of a Portfolio on an annual basis, and assume that all dividends and distributions are reinvested when paid.

          The average annual total return of the Shares of each Portfolio, computed as of December 31, 2001, is shown in the table below.

                                                                                         Average Annual Total Return
                                                                Date        Number      ------------------------------
                                                              Available    of Months      One       Five      Life of
                       Portfolio Name                         for Sale    in Lifetime     Year      Years    Portfolio
----------------------------------------------------------------------------------------------------------------------
Growth Portfolio - Institutional Shares                        9/13/93       99.5        (24.73%)   9.05%       11.83%
Aggressive Growth Portfolio - Institutional Shares             9/13/93       99.5        (39.45%)   7.08%       12.51%
Capital Appreciation Portfolio - Institutional Shares           5/1/97         56        (21.67%)     N/A       17.73%
Strategic Value Portfolio - Institutional Shares                5/1/00         20         (8.12%)     N/A       (4.84%)
Core Equity Portfolio - Institutional Shares(1)                 5/1/97         56        (11.75%)     N/A       19.12%
Balanced Portfolio - Institutional Shares                      9/13/93       99.5         (4.66%)  14.13%       14.31%
Growth and Income Portfolio - Institutional Shares              5/1/98         44        (13.37%)     N/A       12.72%
International Growth Portfolio - Institutional Shares           5/2/94         92        (23.23%)  10.32%       13.47%
Worldwide Growth Portfolio - Institutional Shares              9/13/93       99.5        (22.44%)  11.12%       15.75%
Global Life Sciences Portfolio - Institutional Shares          1/18/00       23.5        (16.43%)     N/A      (11.96%)
Global Technology Portfolio - Institutional Shares             1/18/00       23.5        (37.07%)     N/A      (36.24%)
Flexible Income Portfolio - Institutional Shares               9/13/93       99.5          7.74%    7.24%        8.14%

(1) Formerly, Equity Income Portfolio.

          Yield quotations for a Portfolio's Shares are based on the investment income per Share earned during a particular 30-day period (including dividends, if any, and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the net asset value per share on the last day of the period, according to the following formula:

                                                   6
                              YIELD = 2[(a - b + 1)  - 1]
                                         -----
                                          cd

          where a = dividend and interest income
                b = expenses accrued for the period (net of reimbursements) c = average daily number of shares outstanding during the period that were entitled to receive dividends
                d = maximum net asset value per share on the last day of the period

          The yield for the 30-day period ending December 31, 2001, for the Shares of Flexible Income Portfolio is 5.64%.

          From time to time in advertisements or sales material, the Portfolios may discuss their performance ratings or other information as published by recognized mutual fund statistical rating services, including, but not limited to, Lipper Analytical Services, Inc. ("Lipper"), Ibbotson Associates, Micropal or Morningstar, Inc., ("Morningstar") or by publications of general interest such as Forbes, Money, The Wall Street Journal, Mutual Funds Magazine, Kiplinger's or Smart Money. The Portfolios may also compare their performance to that of other selected mutual funds (for example, peer groups created by Lipper or Morningstar), mutual fund averages or recognized stock market indicators, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Government/Credit Index and the Nasdaq composite. In addition, the Portfolios may compare their total return or yield to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. Worldwide Growth Portfolio and International Growth Portfolio may also compare their performance to the record of global market indicators, such as the Morgan Stanley Capital International World Index or Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE(R) Index). Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Portfolios and such other funds or market indicators may be comprised of securities that differ significantly from the Portfolios' investments.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT

          The following audited financial statements for the period ended December 31, 2001 are hereby incorporated into this SAI by reference to the Portfolios' Annual Report dated December 31, 2001:

          Schedules of Investments as of December 31, 2001

          Statements of Assets and Liabilities as of December 31, 2001

          Statements of Operations for the period ended December 31, 2001

          Statements of Changes in Net Assets for the periods ended December 31, 2001 and 2000

          Financial Highlights for each of the periods indicated

          Notes to Financial Statements

          Report of Independent Accountants

          The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

EXPLANATION OF RATING CATEGORIES

          The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                BBB......................... Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
                Non-Investment Grade
                BB, B, CCC, CC, C........... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                             BB -- lowest degree of speculation; C -- the highest degree of speculation. Quality and protective characteristics
                                             outweighed by large uncertainties or major risk exposure to adverse conditions.
                D........................... In default.

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                Aaa......................... Highest quality, smallest degree of investment risk.
                Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
                A........................... Upper-medium grade obligations; many favorable investment attributes.
                Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                Non-Investment Grade
                Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
                B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
                Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
                Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
                C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                                                                              51
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

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                                                                              53

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 54

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

                                  [JANUS LOGO]
                                        www.janus.com

                                        100 Fillmore Street
                                        Denver, CO 80206-4928
                                        1-800-525-0020

                            BERGER IPT - GROWTH FUND

                       BERGER IPT - LARGE CAP GROWTH FUND

                     BERGER IPT - SMALL COMPANY GROWTH FUND

                         BERGER IPT - INTERNATIONAL FUND

                        BERGER IPT - LARGE CAP VALUE FUND

                         BERGER IPT - MID CAP VALUE FUND


                       STATEMENT OF ADDITIONAL INFORMATION

                  This Statement of Additional Information ("SAI") is not a prospectus. It relates to the Prospectus for the Funds listed above (the "Funds"), dated May 1, 2002, as it may be amended or supplemented from time to time, which may be obtained by writing the Funds at P.O. Box 5005, Denver, Colorado 80217-5005, or calling 1-800-259-2820. Each of the Funds is a series of Berger Institutional Products Trust (the "Trust").

                  Shares of the Funds are not offered directly to the public, but are sold only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts") issued by life insurance companies ("Participating Insurance Companies"), as well as to certain qualified retirement plans.

                  The financial statements of each of the Funds for the fiscal year ended December 31, 2001, and the related Report of Independent Accountants on those statements, are incorporated into this SAI by reference from the Funds' 2001 Annual Report to Shareholders dated December 31, 2001. A copy of that Annual Report is available, without charge, upon request, by calling 1-800-259-2820, or by contacting a Participating Insurance Company.






                                DATED MAY 1, 2002

                                TABLE OF CONTENTS
                                        &
                         CROSS-REFERENCES TO PROSPECTUS


                                                                        CROSS-REFERENCES TO
                                                       PAGE             RELATED DISCLOSURES
SECTION                                                 NO.             IN PROSPECTUS
-------                                                ----             -------------
Introduction                                             1              Contents

1.  Investment Strategies and Risks of the Funds         1              Berger IPT Funds; Investment Techniques, Securities
                                                                        and Associated Risks

2.  Investment Restrictions                             14              Berger IPT Funds; Investment Techniques, Securities
                                                                        and Associated Risks

3.  Management of the Funds                             18              Organization of the Funds

4.  Investment Adviser and Sub-Adviser                  29              Organization of the Funds

5.  Expenses of the Funds                               33              Berger IPT Funds; Organization of the Funds;
                                                                        Financial Highlights

6.  Brokerage Policy                                    37              Organization of the Funds

7.  Purchasing and Redeeming Shares of the Fund         40              Buying and Selling (Redeeming) Shares

8.  Suspension of Redemption Rights                     41              Other Information

9.  How the Net Asset Value is Determined               41              Fund Share Price

10. Income Dividends, Capital Gains Distributions       42              Distributions and Taxes
    and Tax Treatment

11. Performance Information                             42              Berger IPT Funds; Past Performance of Similar
                                                                        Funds; Financial Highlights

12. Additional Information                              44              Other Information

    Financial Information                               48              Financial Highlights

                                  INTRODUCTION


                  The Funds are diversified portfolios or series of the Berger Institutional Products Trust, an open-end, management investment company. Although each Fund is offering only its own shares and is not participating in the sale of the shares of the other Funds, it is possible that a Fund might become liable for any misstatement, inaccuracy or incomplete disclosure in the Prospectus or SAI concerning the other Funds.

1.                INVESTMENT STRATEGIES AND RISKS OF THE FUNDS

                  The Prospectus describes the investment objective of the Funds and the principal investment policies and strategies used to achieve that objective. It also describes the principal risks of investing in each Fund.

                  This section contains supplemental information concerning the types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies.

                  COMMON AND PREFERRED STOCKS. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay dividends, any of the Funds may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividends. Such investments would be made primarily for their capital appreciation potential. All investments in stocks are subject to market risk, meaning that their prices may move up and down with the general stock market, and that such movements might reduce their value.

                  DEBT SECURITIES. Debt securities (such as bonds or debentures) are fixed-income securities that bear interest and are issued by corporations or governments. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal on a specific maturity date. In addition to market risk, debt securities are generally subject to two other kinds of risk: credit risk and interest rate risk. Credit risk refers to the ability of the issuer to meet interest or principal payments as they come due. The lower the rating given a security by a rating service (such as Moody's Investor Service ("Moody's") and Standard & Poor's ("S&P")), the greater the credit risk the rating service perceives with respect to that security. The Funds will not purchase any nonconvertible securities rated below investment grade (Ba or lower by Moody's, BB or lower by S&P). In cases where the ratings assigned by more than one rating agency differ, the Funds will consider the security as rated in the higher category. If nonconvertible securities purchased by a Fund are downgraded to below investment grade following purchase, the trustees of the Fund, in consultation with the Fund's adviser or sub-adviser, will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to this Statement of Additional Information.

                  Interest rate risk refers to the fact that the value of fixed-income securities (like debt securities) generally fluctuates in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the price of fixed-income securities held by a Fund. Conversely, during periods of rising interest rates, the value of fixed-income securities held by a Fund will generally decline. Longer-term securities are generally more sensitive to interest rate changes and are more volatile than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks.

                  Certain debt securities can also present prepayment risk. For example, a security may contain redemption and call provisions. If an issuer exercises these provisions when interest rates are declining, the Fund could sustain investment losses as well as have to reinvest the proceeds from the security at lower interest rates, resulting in a decreased return for the Fund.

                  FOREIGN SECURITIES. Each Fund may invest in foreign securities, which may be traded in foreign markets and denominated in foreign currency. The Funds' investments may also include American Depositary

Receipts (ADRs), European Depositary Receipts (EDRs) that are similar to ADRs, in bearer form, designed for use in the European securities markets, and in Global Depositary Receipts (GDRs).

                  Investments in foreign securities involve some risks that are different from the risks of investing in securities of U.S. issuers, such as the risk of adverse political, social, diplomatic and economic developments and, with respect to certain countries, the possibility of expropriation, taxes imposed by foreign countries or limitations on the removal of monies or other assets of the Funds. Moreover, the economies of individual foreign countries will vary in comparison to the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Securities of some foreign companies, particularly those in developing countries, are less liquid and more volatile than securities of comparable domestic companies. A developing country generally is considered to be in the initial stages of its industrialization cycle. Investing in the securities of developing countries may involve exposure to economic structures that are less diverse and mature and to political systems that can be expected to have less stability than developed countries.

                  There also may be less publicly available information about foreign issuers and securities than domestic issuers and securities, and foreign issuers generally are not subject to accounting, auditing and financial reporting standards, requirements and practices comparable to those applicable to domestic issuers. Also, there is generally less government supervision and regulation of exchanges, brokers, financial institutions and issuers in foreign countries than there is in the U.S. Foreign financial markets typically have substantially less volume than U.S. markets. Foreign markets also have different clearance and settlement procedures and, in certain markets, delays or other factors could make it difficult to effect transactions, potentially causing a Fund to experience losses or miss investment opportunities. The use of a foreign securities depository may increase this risk. The Funds may maintain assets with a foreign securities depository if certain conditions are met. A foreign securities depository may maintain assets on behalf of a Fund if the depository:
(a) acts as or operates a system for the central handling of securities that is regulated by a foreign financial regulatory authority; (b) holds assets on behalf of the Fund under safekeeping conditions no less favorable than those that apply to other participants; (c) maintains records that identify the assets of participants and keeps its own assets separated from the assets of participants; (d) provides periodic reports to participants; and (e) undergoes periodic examination by regulatory authorities or independent accountants. In addition, the Funds' primary custodian provides the Fund with an analysis of the custodial risks of using a depository, monitors the depository on a continuous basis and notifies the Funds of any material changes in risks associated with using the depository. In general, the analysis may include an analysis of a depository's expertise and market reputation; the quality of its services, its financial strength, and insurance or indemnification arrangements; the extent and quality of regulation and independent examination of the depository; its standing in published ratings; its internal controls and other procedures for safeguarding investments; and any related legal proceedings.

                  Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities. A Fund will incur greater costs in maintaining assets in foreign jurisdictions and in buying and selling foreign securities generally, resulting in part from converting foreign currencies into U.S. dollars. In addition, a Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts, which may heighten the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

                  For any Fund invested in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of the investments in its portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. If the foreign currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the foreign currency against the U.S. dollar would adversely affect the dollar value of the foreign securities. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets, which are in turn affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

                  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS). Each Fund may purchase the securities of certain companies considered Passive Foreign Investment Companies (PFICs) under U.S. tax laws. For certain types of PFICs, in addition to bearing their proportionate share of a Fund's expenses (management fees and operating expenses), investors will also indirectly bear similar expenses of such PFIC. PFIC investments also may be subject to less favorable U.S. tax treatment, as discussed in Section 10.

                  SECURITIES OF SMALLER COMPANIES. Each Fund may invest in, and the portfolio of the Berger IPT - Small Company Growth Fund will be weighted toward, securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (that is, more abrupt or erratic price movements) than investments in larger, more mature companies because smaller companies may be at an earlier stage of development and may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

                  SPECIAL SITUATIONS. Each Fund may also invest in "special situations." Special situations are companies that have recently experienced or are anticipated to experience a significant change in structure, management, products or services that may significantly affect the value of their securities. Examples of special situations are companies being reorganized or merged, companies emerging from bankruptcy, companies introducing unusual new products or that enjoy particular tax advantages. Other examples are companies experiencing changes in senior management, extraordinary corporate events, significant changes in cost or capital structure or that are believed to be probable takeover candidates. The opportunity to invest in special situations, however, is limited and depends in part on the market's assessment of these companies and their circumstances. By its nature, a "special situation" company involves to some degree a break with the company's past experience. This creates greater uncertainty and potential risk of loss than if the company were operating according to long-established patterns. In addition, stocks of companies in special situations may decline or not appreciate as expected if an anticipated change or development does not occur or is not assessed by the market as favorably as expected.

                  HEDGING TRANSACTIONS. Each Fund, except the Berger IPT - International Fund, is authorized to make limited use of certain types of futures, forwards and/or options, but only for the purpose of hedging, that is, protecting against market risk caused by market movements that may adversely affect the value of a Fund's securities or the price of securities that a Fund is considering purchasing. The utilization of futures, forwards and options is also subject to policies and procedures that may be established by the trustees from time to time. In addition, the Funds are not required to hedge. Decisions regarding hedging are subject to the adviser's or sub-adviser's judgment of the cost of the hedge, its potential effectiveness and other factors the adviser or sub-adviser considers pertinent.

                  Currently, the Berger IPT - International Fund is authorized to invest in forward contracts for hedging purposes and is not permitted to invest in futures or options. If the trustees ever authorize the Berger IPT - International Fund to invest in futures or options, such investments would be permitted solely for hedging purposes, and the Fund would not be permitted to invest more than 5% of its net assets at the time of purchase in initial margins for financial futures transactions and premiums for options. In addition, the adviser or sub-adviser for the Berger IPT - International Fund may be required to obtain bank regulatory approval before the Fund engages in futures and options transactions. The following information about the Funds' hedging transactions using futures, forwards and options should be read to exclude the Berger IPT - International Fund, except to the extent the information relates to forward contracts.

                  A hedging transaction may partially protect a Fund from a decline in the value of a particular security or its portfolio generally, although hedging may also limit a Fund's opportunity to profit from favorable price movements, and the cost of the transaction will reduce the potential return on the security or the portfolio. Use of these instruments by a Fund involves the potential for a loss that may exceed the amount of initial margin the Fund would be permitted to commit to the contracts under its investment limitation or, in the case of a call option written by the Fund, may exceed the premium received for the option. However, a Fund is permitted to use such instruments for hedging purposes only, and only if the aggregate amount of its obligations under these contracts does not exceed the total market value of the assets the Fund is attempting to hedge, such as a portion or all of its exposure to equity securities or its holding in a specific foreign currency. To help ensure that the Fund will be able to meet its obligations under its futures and forward contracts and its obligations under options written by that Fund, the Fund will be required to maintain liquid assets in a segregated account with its custodian bank or to set aside portfolio securities to "cover" its position in these contracts.

                  The principal risks of a Fund utilizing futures transactions, forward contracts and options are: (a) losses resulting from market movements not anticipated by the Fund; (b) possible imperfect correlation between movements in the prices of futures, forwards and options and movements in the prices of the securities or currencies hedged or used to cover such positions;
(c) lack of assurance that a liquid secondary market will exist for any particular futures or options at any particular time and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close a position when so desired; (d) lack of assurance that the counterparty to a forward contract would be willing to negotiate an offset or termination of the contract when so desired; and (e) the need for additional information and skills beyond those required for the management of a portfolio of traditional securities. In addition, when the Fund enters into an over-the-counter contract with a counterparty, the Fund will assume counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.

                  Following is additional information concerning the futures, forwards and options that the Funds (except the Berger IPT - International Fund, which may only use forwards) may utilize, provided that no more than 5% of the Fund's net assets at the time the contract is entered into may be used for initial margins for financial futures transactions and premiums paid for the purchase of options. In addition, a Fund may only write call options that are covered and only up to 25% of the Fund's total assets.

                  Futures Contracts. Financial futures contracts are exchange-traded contracts on financial instruments (such as securities and foreign currencies) and securities indices that obligate the holder to take or make delivery of a specified quantity of the underlying financial instrument, or the cash value of an index, at a future date. Although futures contracts by their terms call for the delivery or acquisition of the underlying instruments or a cash payment based on the mark-to-market value of the underlying instruments, in most cases the contractual obligation will be offset before the delivery date by buying (in the case of an obligation to sell) or selling (in the case of an obligation to buy) an identical futures contract. Such a transaction cancels the original obligation to make or take delivery of the instruments.

                  Each Fund may enter into contracts for the purchase or sale for future delivery of financial instruments, such as securities and foreign currencies, or contracts based on financial indices including indices of U.S. Government securities, foreign government securities or equity securities. U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

                  Both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when a futures contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded and may be maintained in cash or other liquid assets. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to the other party to settle the change in value on a daily basis. Initial and variation margin payments are similar to good faith deposits or performance bonds or party-to-party payments resulting from daily changes in the value of the contract, unlike margin extended by a securities broker, and would be released or credited to the Funds upon termination of the futures contract, assuming all contractual obligations have been satisfied. Unlike margin extended by a securities broker, initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. A Fund will incur brokerage fees when it buys or sells futures contracts.

                  In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. A Fund will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business and by depositing margin payments in a segregated account with the Fund's custodian for the benefit of the FCM when practical or otherwise required by law.

                  Each Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Accordingly, a Fund will not enter into any futures contract or option on a futures contract if, as a result, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's net assets.

                  Although a Fund will hold cash and liquid assets in a segregated account with a mark-to-market value sufficient to cover the Fund's open futures obligations, the segregated assets will be available to the Fund immediately upon closing out the futures position.

                  The acquisition or sale of a futures contract may occur, for example, when a Fund is considering purchasing or holds equity securities and seeks to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, the Fund might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund's net asset value from declining as much as it otherwise would have. A Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, the use of futures contracts as a hedging technique allows a Fund to maintain a defensive position without having to sell portfolio securities.

                  Similarly, when prices of equity securities are expected to increase, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a Fund could take advantage of the potential rise in the value of equity securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated, and the Fund could buy equity securities on the cash market.

                  The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions that could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a Fund still may not result in a successful use of futures.

                  Futures contracts entail additional risks. Although a Fund will only utilize futures contracts when it believes that use of such contracts will benefit the Fund, if the Fund's investment judgment is incorrect, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices that reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, a buyer or seller of futures contracts could lose amounts substantially in excess of any initial margin deposits made, due to the potential for adverse price movements resulting in additional variation margin being required by such positions. However, each Fund intends to monitor its investments closely and will attempt to close its positions when the risk of loss to the Fund becomes unacceptably high.

                  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not exactly match the Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.

                  Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a value less than or equal to the securities it wishes to hedge or is considering purchasing. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

                  Because futures contracts are generally settled within a day from the date they are closed out, compared with a longer settlement period for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, a Fund's access to other assets held to cover its futures positions could also be impaired.

                  Options on Futures Contracts. Each Fund may buy and write options on futures contracts for hedging purposes. An option on a futures contract gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, a Fund may buy a call option on a futures contract to hedge against a market advance, and a Fund might buy a put option on a futures contract to hedge against a market decline.

                  The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency that is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the call option is below the exercise price, a Fund will retain the full amount of the option premium that provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. If a call option a Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

                  The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge the Fund's portfolio against the risk of falling prices.

                  The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

                  Forward Foreign Currency Exchange Contracts. A forward contract is a privately negotiated agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. The Funds currently intend that they will only use forward contracts or commitments for hedging purposes and will only use forward foreign currency exchange contracts, although a Fund may enter into additional forms of forward contracts or commitments in the future if they become available and advisable in light of the Fund's objectives and investment policies. Forward contracts generally are negotiated in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized exchange-traded contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity or may hold the contract to maturity and complete the contemplated exchange.

                  The following discussion summarizes the Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) on a specified date. A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price (in terms of a specified currency) for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in foreign currency against a decline in the value of that currency (or a proxy currency whose price movements are expected to have a high degree of correlation with the currency being hedged) relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in futures contracts (or options on such futures) with respect to the currency. A Fund may also enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge").

                  These types of hedging minimize the effect of currency appreciation as well as depreciation but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another limits that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if its investment manager's projection of future exchange rates is inaccurate. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

                  A Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Funds' custodian will segregate cash or liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund must find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Fund's commitments with respect to such contracts.

                  While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts may be restricted. A Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets. In addition, when a Fund enters into a privately negotiated forward contract with a counterparty, the Fund assumes counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into. Unlike many exchange-traded futures contracts and options on futures, there are no daily price fluctuation limits with respect to forward contracts and other negotiated or over-the-counter instruments, and with respect to those contracts, adverse market movements could therefore continue to an unlimited extent over a period of time.

However, each Fund intends to monitor its investments closely and will attempt to renegotiate or close its positions when the risk of loss to the Fund becomes unacceptably high.

                  Options on Securities and Securities Indices. A Fund may buy or sell put or call options and write covered call options on securities that are traded on United States or foreign securities exchanges or over-the-counter. Buying an option involves the risk that, during the option period, the price of the underlying security will not increase (in the case of a call) to above the exercise price, or will not decrease (in the case of a put) to below the exercise price in which case the option will expire without being exercised and the holder would lose the amount of the premium. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by a Fund to the option holder at a lower price than its current market value and the Fund's potential for capital appreciation on the security would be limited to the exercise price. Moreover, when a Fund writes a call option on a securities index, the Fund bears the risk of loss resulting from imperfect correlation between movements in the price of the index and the price of the securities set aside to cover such position. Although they entitle the holder to buy equity securities, call options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

                  A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

                  The writer of a call option may have no control when the underlying securities must be sold. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period.

                  The writer of an exchange-traded call option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. If a Fund desires to sell a particular security from the Fund's portfolio on which the Fund has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. An investor who is the holder of an exchange-traded option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

                  A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option; the Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

                  An option position may be closed out only when a secondary market exists for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (a) there may be insufficient trading interest in certain options, (b) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both, (c) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (d) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (e) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (f) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

                  In addition, when a Fund enters into an over-the-counter option contract with a counterparty, the Fund assumes counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.

                  An option on a securities index is similar to an option on a security except that rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

                  A Fund may buy call options on securities or securities indices to hedge against an increase in the price of a security or securities that the Fund may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security or index rises sufficiently, the option may expire and become worthless to the Fund. A Fund may buy put options to hedge against a decline in the value of a security or its portfolio. The premium paid for the put option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security or index declines sufficiently, the option may expire and become worthless to the Fund.

                  An example of a hedging transaction using an index option would be if a Fund were to purchase a put on a stock index, in order to protect the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. While the correlation between stock indices and price movements of the stocks in which the Funds will generally invest may be imperfect, the Funds expect, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or the Funds' portfolio generally. Although the purchase of a put option may partially protect a Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio.

                  CONVERTIBLE SECURITIES. Each Fund may also purchase debt or equity securities that are convertible into common stock when the Fund's adviser or sub-adviser believes they offer the potential for a higher total return than nonconvertible securities. Although fixed-income securities generally have a priority claim on a corporation's assets over that of common stock, some of the convertible securities that the Funds may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the Funds or a decline in the market value of the securities. Convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their ratings assigned by organizations such as Moody's and S & P or a similar determination of creditworthiness by the adviser or sub-adviser. None of the Funds have pre-established minimum quality standards for convertible securities and may invest in convertible securities of any quality, including lower rated or unrated securities. However, the Funds will not invest in any security in default at the time of purchase or in any nonconvertible debt securities rated below investment grade, and each Fund will invest less than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade. If convertible securities purchased by a Fund are downgraded following purchase, or if other circumstances cause 20% or more of a Fund's assets to be invested in convertible securities rated below investment grade, the trustees of the Trust, in consultation with the adviser or sub-adviser will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to this Statement of Additional Information.

                  SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES. Each Fund may invest in securities of companies with limited operating histories. Each Fund considers these to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies. In addition, many of these companies may also be small companies and involve the risks and price volatility associated with smaller companies. The Berger IPT - Growth Fund and the Berger IPT - Large Cap Growth Fund each may invest up to 5% of their total assets in such securities.

                  INITIAL PUBLIC OFFERINGS. Each Fund may invest in a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPOs, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. See "Securities of Smaller Companies" and "Securities of Companies with Limited Operating Histories."

                  Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal investors. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

                  The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, a Fund's adviser or sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Funds. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Fund's investors. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

                  The effect of an IPO investment can have a magnified impact on a Fund's performance when the Fund's asset base is small. Consequently, IPOs may constitute a significant portion of a Fund's returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of a Fund's assets as it increases in size and therefore have a more limited effect on the Fund's performance.

                  There can be no assurance that IPOs will continue to be available for the Funds to purchase. The number or quality of IPOs available for purchase by a Fund may vary, decrease or entirely disappear. In some cases, a Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Fund to realize a profit.

                  The adviser's or sub-adviser's IPO trade allocation procedures govern which Funds and other advised accounts participate in the allocation of any IPO. See the heading "Trade Allocations" under Section 4. Under the IPO allocation procedures of Berger Financial Group LLC, a Fund generally will not participate in an IPO if the securities available for allocation to the Fund or its corresponding retail Berger Fund (see under Section 11 Performance Information) are insignificant relative to that Fund's net assets. As a result, any Fund or account whose assets, or whose corresponding retail assets, are very large is not likely to participate in the allocation of many IPOs.

                  ZEROS/STRIPS. Each Fund may each invest in zero coupon bonds or in "strips." Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. "Strips" are debt securities that are stripped of their interest coupon after the securities are issued, but otherwise are comparable to zero coupon bonds. The market values of "strips" and zero coupon bonds generally fluctuate in response to changes in interest rates to a greater degree than do interest-paying securities of comparable term and quality.

                  LENDING OF PORTFOLIO SECURITIES. Each Fund may lend its securities to qualified institutional investors (such as brokers, dealers or other financial organizations) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. Loans of securities by a Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities, marked-to-market on a daily basis. By lending its securities, a Fund will be attempting to generate income through the receipt of interest on the loan, which, in turn, can be invested in additional securities to pursue the Fund's investment objective. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

                  A Fund may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940 or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and (d) the Fund receive reasonable interest on the loan, which interest may include the Fund's investing cash collateral in interest bearing short-term investments, and (e) the Fund receive all dividends and distributions on the loaned securities and any increase in the market value of the loaned securities.

                  A Fund bears a risk of loss in the event that the other party to a securities lending transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction. The Funds will not lend its portfolio securities if, as a result, the aggregate value of such loans would exceed 33-1/3% of the value of the Fund's total assets. Loan arrangements made by a Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by a Fund's trustees.

                  Although voting rights with respect to loaned securities pass to the borrower, a lending Fund retains the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall loaned securities in time to exercise voting rights may be unsuccessful, especially for foreign securities or thinly traded securities. In addition, it is expected that loaned securities will be recalled for voting only when the items being voted on are, in the judgment of the lending Fund's adviser, either material to the economic value of the security or threaten to materially impact the issuing company's corporate governance policies or structure.

                  ILLIQUID AND RESTRICTED SECURITIES. Each Fund is authorized to invest in securities that are illiquid or not readily marketable because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, no ready market is available. However, the Funds will not purchase any such security, the purchase of which would cause a Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Investments in illiquid securities involve certain risks to the extent that a Fund may be unable to dispose of such a security at the time desired or at a reasonable price or, in some cases, may be unable to dispose of it at all. In addition, in order to resell a restricted security, a Fund might have to incur the potentially substantial expense and delay associated with effecting registration. If securities become illiquid following purchase or other circumstances cause more than 15% of a Fund's net assets to be invested in illiquid securities, the trustees of that Fund, in consultation with the Fund's adviser or sub-adviser, will determine what action, if any, is appropriate in light of all relevant circumstances.

                  Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of this restriction. Pursuant to guidelines established by the trustees, the Funds' adviser or sub-adviser will determine whether securities eligible for resale to qualified institutional buyers pursuant to SEC Rule 144A under the Securities Act of 1933 should be treated as illiquid investments considering, among other things, the following factors: (a) the frequency of trades and quotes for the security; (b) the number of dealers wanting to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). The liquidity of a Fund's investments in Rule 144A securities could be impaired if qualified institutional buyers become uninterested in purchasing these securities.

                  REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements with various financial organizations, including commercial banks, registered broker-dealers and registered government securities dealers. A repurchase agreement is an agreement under which a Fund acquires a debt security (generally a debt security issued or guaranteed by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value equal to or in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. In addition, the trustees will establish guidelines and standards for review by the investment adviser or sub-adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with a Fund. The Funds will not enter into a repurchase agreement maturing in more than seven days if as a result more than 15% of a Fund's net assets would be invested in such repurchase agreements and other illiquid securities.

                  These transactions must be fully collateralized at all times by debt securities (generally a security issued or guaranteed by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) but involve certain risks, such as credit risk to a Fund if the other party defaults on its obligation and the Fund is delayed or prevented from liquidating the collateral. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed and delayed. Further, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. The Funds expect that these risks can be controlled through careful monitoring procedures.

                  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase and sell securities on a when-issued or delayed delivery basis. However, the Funds do not currently intend to purchase or sell securities on a when-issued or delayed delivery basis if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities. When-issued or delayed delivery transactions arise when securities (normally, equity obligations of issuers eligible for investment by a Fund) are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield. However, the yield available on a comparable security when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed delivery transaction was entered into. Any failure to consummate a when-issued or delayed delivery transaction may result in a Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions may generally be expected to settle within one month from the date the transactions are entered into but in no event later than 90 days. However, no payment or delivery is made by a Fund until it receives delivery or payment from the other party to the transaction.

                  When a Fund purchases securities on a when-issued basis, it will maintain, in a segregated account with its custodian cash, U.S. government securities or other liquid assets having an aggregate value equal to the amount of such purchase commitments, until payment is made. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Fund's purchase commitments.

                  SHORT SALES. Each Fund (other than the Berger IPT - International Fund) is permitted to engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equivalent kind and amount of the security being sold short at no additional cost (i.e., short sales "against the box").

                  In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If a Fund engages in a short sale, the collateral account will be maintained by the Fund's custodian. While the short sale is open, the Fund will maintain in a segregated custodial account an amount of securities convertible into or exchangeable for such equivalent securities at no additional cost. These securities would constitute the Fund's long position.

                  Under prior law, a Fund could have made a short sale, as described above, when it wanted to sell a security it owned at a current attractive price but also wished to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. However, federal tax legislation has since eliminated the ability to defer recognition of gain or loss in short sales against the box, and accordingly it is not anticipated that the Funds will be engaging in these transactions unless there are further legislative changes.

                  TEMPORARY DEFENSIVE MEASURES. Although the Funds reserve the right to take temporary defensive measures, it is the intention of the Funds to remain fully invested at all times. Each Fund may increase its investment in government securities, and other short-term, interest-bearing securities without regard to the Fund's otherwise applicable percentage limits, policies or its normal investment emphasis, when its adviser or sub-adviser believes market, economic or political conditions warrant a temporary defensive position. In addition, certain unusual circumstances may force a Fund to temporarily depart from the investment requirement implied by its name. Taking larger positions in such short-term investments may serve as a means of preserving capital in unfavorable market conditions. When in a defensive position, a Fund could miss the opportunity to participate in any stock or bond market advances that occur during those periods, which the Fund might have been able to participate in if it had remained more fully invested.

                  PORTFOLIO TURNOVER. The portfolio turnover rates of each of the Funds are shown in the Financial Highlights tables included in the Prospectus. The annual portfolio turnover rates of the Funds at times have exceeded 100%. A 100% annual turnover rate results, for example, if the equivalent of all of the securities in the Fund's portfolio are replaced in a period of one year. The Funds anticipate that their portfolio turnover rates in future years may exceed 100%, and investment changes will be made whenever management deems them appropriate even if this results in a higher portfolio turnover rate. In addition, portfolio turnover for the Funds may increase as a result of large amounts of purchases and redemptions of shares of the Funds due to economic, market or other factors that are not within the control of management.

                  Higher portfolio turnover will necessarily result in correspondingly higher brokerage costs for the Funds. The existence of a high portfolio turnover rate has no direct relationship to the tax liability of the Fund, although sales of certain stocks will lead to realization of gains and, possibly, increased taxable distributions to investors. The Funds' brokerage policy is discussed further under Section 6 -- Brokerage Policy, and additional information concerning income taxes is located under Section 10 -- Income Dividends, Capital Gains Distributions and Tax Treatment.

2.                INVESTMENT RESTRICTIONS

                  As indicated in the Prospectus, the investment objective of each of the Funds is as follows:



FUND                                            INVESTMENT OBJECTIVE
----                                            --------------------
Berger IPT - Growth Fund                        Long-term capital appreciation

Berger IPT - Large Cap Growth Fund              Capital appreciation

Berger IPT - Small Company Growth Fund          Capital appreciation

Berger IPT - International Fund                 Long-term capital appreciation

Berger IPT - Large Cap Value Fund               Capital appreciation

Berger IPT - Mid Cap Value Fund                 Capital appreciation

                  The investment objectives of each of the Funds are considered fundamental, meaning that they cannot be changed without an investor vote. There can be no assurance that any of the Funds' investment objectives will be realized.

                  Effective May 2001, the Trustees of the Berger IPT - Growth and Income Fund approved a change in the name and non-fundamental investment strategies of the Fund from that of a Growth and Income Fund to a Large Cap Growth Fund, and in doing so eliminated the Fund's secondary investment objective.

                  Each Fund has also adopted certain investment policies, strategies, guidelines and procedures in pursuing its objective. These may be changed without an investor vote. The principal policies and strategies used by the Funds are described in the Prospectus.

                  In addition, each Fund has adopted certain fundamental and non-fundamental restrictions on its investments and other activities, which are listed. Fundamental restrictions may not be changed without the approval of (a) 67% or more of the voting securities of the Fund present at a meeting of investors thereof if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund. Non-fundamental restrictions may be changed in the future by action of the directors or trustees without investor vote.

BERGER IPT - GROWTH FUND AND BERGER IPT - LARGE CAP GROWTH FUND

                  The following fundamental restrictions apply to the Berger IPT
- Growth Fund and the Berger IPT - Large Cap Growth Fund. The Funds may not:

                  1. Purchase the securities of any one issuer (except U.S. Government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets or (b) the Fund owns more than 10% of the outstanding voting securities or of any class of securities of such issuer.

                  2. Purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the Fund's investments in all such companies taken at cost to exceed 5% of the value of the Fund's total assets.

                  3. Invest in any one industry more than 25% of the value of its total assets at the time of such investment.

                  4. Make loans, except that the Fund may enter into repurchase agreements and may lend portfolio securities in accordance with the Fund's investment policies. The Fund does not, for this purpose, consider the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

                  5. Borrow in excess of 5% of the value of its total assets, or pledge, mortgage, or hypothecate its assets taken at market value to an extent greater than 10% of the Fund's total assets taken at cost (and no borrowing may be undertaken except from banks as a temporary measure for extraordinary or emergency purposes). This limitation shall not prohibit or restrict short sales or deposits of assets to margin or guarantee positions in futures, options or forward contracts, or the segregation of assets in connection with any of such transactions.

                  6. Purchase or retain the securities of any issuer if those officers and trustees of the Fund or its investment adviser owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

                  7. Purchase the securities of any other investment company, except by purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission).

                  8. Act as a securities underwriter (except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a security) or invest in real estate (although it may purchase shares of a real estate investment trust), or invest in commodities or commodity contracts except, only for the purpose of hedging, (a) financial futures transactions, including futures contracts on securities, securities indices and foreign currencies, and options on any such futures, (b) forward foreign currency exchange contracts and other forward commitments and (c) securities index put or call options.

                  9. Participate on a joint or joint and several basis in any securities trading account.

                  10. Invest in companies for the purposes of exercising control of management.

                  In applying the industry concentration investment restriction (no. 3 above), the Funds use the industry groups used in the Data Monitor Portfolio Monitoring System of William O'Neil & Co. Incorporated. Further, in implementing that restriction, each Fund intends not to invest in any one industry 25% or more of the value of its total assets at the time of such investment.

                  The trustees have adopted additional non-fundamental investment restrictions for the Berger IPT - Growth Fund and the Berger IPT - Large Cap Growth Fund. These limitations may be changed by the trustees without a shareholder vote. The non-fundamental investment restrictions include the following:

                  1. Only for the purpose of hedging, the Fund may purchase and sell financial futures, forward foreign currency exchange contracts and put and call options, but no more than 5% of the Fund's net assets at the time of purchase may be invested in initial margins for financial futures transactions and premiums for options. The Fund may only write call options that are covered and only up to 25% of the Fund's total assets.

                  2. The Fund may not purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities.

                  3. The Fund may not purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value at the time of purchase would be invested in such securities.

                  4. The Fund may not purchase securities on margin from a broker or dealer, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, and may not make short sales of securities, except that the Fund may make short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equivalent kind and amount of the security being sold short at no additional cost (i.e., short sales "against the box"). This limitation shall not prohibit or restrict the Fund from entering into futures, forwards and options contracts or from making margin payments and other deposits in connection therewith.

                  5. The Berger IPT - Large Cap Growth Fund has adopted an investment strategy pursuant to Rule 35d-1 of the 1940 Act, which requires that at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) be invested, under normal circumstances, in a strategy suggested by the Fund's name. Investors will be given at least 60 days notice prior to any change in the existing investment strategy of the Fund.

BERGER IPT - SMALL COMPANY GROWTH FUND, BERGER IPT - LARGE CAP VALUE FUND AND BERGER IPT - MID CAP VALUE FUND

                  The following fundamental restrictions apply to the Berger IPT
- Small Company Growth Fund, Berger IPT - Large Cap Value Fund and Berger IPT - Mid Cap Value Fund. The Funds may not:

                  1. With respect to 75% of the Fund's total assets, purchase the securities of any one issuer (except U.S. government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer.

                  2. Invest in any one industry (other than U.S. government securities) 25% or more of the value of its total assets at the time of such investment.

                  3. Borrow money, except from banks for temporary or emergency purposes in amounts not to exceed 25% of the Fund's total assets (including the amount borrowed) taken at market value, nor pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness and then only if such pledging, mortgaging or hypothecating does not exceed 25% of the Fund's total assets taken at market value. When borrowings exceed 5% of the Fund's total assets, the Fund will not purchase portfolio securities.

                  4. Act as a securities underwriter (except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a security), issue senior securities (except to the extent permitted under the Investment Company Act of 1940), invest in real estate (although it may purchase shares of a real estate investment trust), or invest in commodities or commodity contracts except financial futures transactions, futures contracts on securities and securities indices and options on such futures, forward foreign currency exchange contracts, forward commitments or securities index put or call options.

                  5. Make loans, except that the Fund may enter into repurchase agreements and may lend portfolio securities in accordance with the Fund's investment policies. The Fund does not, for this purpose, consider the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

                  In applying the industry concentration investment restriction (no. 2 above), each Fund uses the industry groups used in the Data Monitor Portfolio Monitoring System of William O'Neil & Co. Incorporated. Further, in implementing that restriction, each Fund intends not to invest in any one industry 25% or more of the value of its total assets at the time of such investment.

                  The trustees have adopted additional non-fundamental investment restrictions for the Berger IPT - Small Company Growth Fund, Berger IPT - Large Cap Value Fund and Berger IPT - Mid Cap Value Fund. These limitations may be changed by the trustees without an investor vote. The non-fundamental investment restrictions include the following:

                  1. The Fund may not purchase securities on margin from a broker or dealer, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, and may not make short sales of securities, except that the Fund may make short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equivalent kind and amount of the security being sold short at no additional cost (i.e., short sales "against the box"). This limitation shall not prohibit or restrict a Fund from entering into futures, forwards and options contracts or from making margin payments and other deposits in connection therewith.

                  2. The Fund may not purchase the securities of any other investment company, except by purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission).

                  3. The Fund may not invest in companies for the purposes of exercising control of management.

                  4. The Fund may not purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value at the time of purchase would be invested in such securities.

                  5. Only for the purpose of hedging, the Fund may purchase and sell financial futures, forward foreign currency exchange contracts and put and call options, but no more than 5% of the Fund's net assets at the time of purchase may be invested in initial margins for financial futures transactions and premiums for options. The Fund may only write call options that are covered and only up to 25% of the Fund's total assets.

                  6. The Fund may not purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities.

                  7. The Fund has adopted an investment strategy pursuant to Rule 35d-1 of the 1940 Act, which requires that at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) be invested, under normal circumstances, in a strategy suggested by the Fund's name. Investors will be given at least 60 days notice prior to any change in the existing investment strategy of the Fund.

BERGER IPT - INTERNATIONAL FUND

                  The following fundamental restrictions apply to the Berger IPT
- International Fund. The Fund may not:

                  1. With respect to 75% of the Fund's total assets, purchase the securities of any one issuer (except U.S. government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer.

                  2. Invest in any one industry (other than U.S. government securities) 25% or more of the value of its total assets at the time of such investment.

                  3. Borrow money, except from banks for temporary or emergency purposes in amounts not to exceed 25% of the Fund's total assets (including the amount borrowed) taken at market value, nor pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness and then only if such pledging, mortgaging or hypothecating does not exceed 25% of the Fund's total assets taken at market value. When borrowings exceed 5% of the Fund's total assets, the Fund will not purchase portfolio securities.

                  4. Act as a securities underwriter (except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a security), issue senior securities (except to the extent permitted under the Investment Company Act of 1940), invest in real estate (although it may purchase shares of a real estate investment trust), or invest in commodities or commodity contracts except financial futures transactions, futures contracts on securities and securities indices and options on such futures, forward foreign currency exchange contracts, forward commitments or securities index put or call options.

                  5. Make loans, except that the Fund may enter into repurchase agreements and may lend portfolio securities in accordance with the Fund's investment policies. The Fund does not, for this purpose, consider the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

                  In applying the industry concentration investment restriction (no. 2 above), the Fund uses the industry groups designated by the Financial Times World Index Service.

                  The trustees have adopted additional non-fundamental investment restrictions for the Berger IPT - International Fund. These limitations may be changed by the trustees without a shareholder vote. The non-fundamental investment restrictions include the following:

                  1. The Fund may not purchase securities on margin from a broker or dealer, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, and may not make short sales of securities. This limitation shall not prohibit or restrict the Fund from entering into futures, forwards and options contracts or from making margin payments and other deposits in connection therewith.

                  2. The Fund may not purchase the securities of any other investment company, except by purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission).

                  3. The Fund may not invest in companies for the purposes of exercising control of management.

                  4. The Fund may not purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value at the time of purchase would be invested in such securities.

                  5. The Fund may not enter into any futures, forwards or options, except that only for the purpose of hedging, the Fund may enter into forward foreign currency exchange contracts with stated contract values of up to the value of the Fund's assets.

                  6. The Fund may not purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its net assets taken at market value at the time of purchase would be invested in such securities.

UNDERTAKINGS

                  On behalf of the Trust, an undertaking has been given to the State of California Department of Insurance that limits borrowings of each Fund (to the extent such borrowings are allowed by the Fund's investment policies) to 10% of the Fund's total assets, except that a Fund may borrow up to 25% of its total assets when such borrowing is necessary to meet Fund redemptions.

                  In addition, the undertaking to the State of California Department of Insurance requires each Fund when investing in foreign securities (to the extent consistent with the Fund's investment policies) to invest in a minimum of five different foreign countries, provided that this minimum may be reduced to four when foreign country investments comprise less than 80% of the Fund's assets, to three when less than 60% of such assets, to two when less than 40% of such assets, or to one when less than 20% of such assets. Additionally, no more than 20% of a Fund's assets may be invested in securities of issuers located in any one foreign country, except that a Fund may have an additional 15% of its assets in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany.

3.                MANAGEMENT OF THE FUNDS

                  Each Fund is supervised by trustees who are responsible for major decisions about the Funds' policies and overall Fund oversight. Each Fund's board hires the companies that run day-to-day Fund operations, such as the investment adviser, administrator, transfer agent and custodian.

                  The trustees and executive officers of the Funds are listed below, together with information that includes their principal occupations during the past five years and other principal business affiliations. The directors or trustees of the Funds have adopted a director/trustee retirement age of 75 years.



                                 POSITION(S)
                                 HELD WITH
                                 THE TRUST,                                                  NUMBER OF
                                 TERM OF                                                     FUNDS IN
                                 OFFICE AND                                                  FUND
                                 LENGTH OF              PRINCIPAL OCCUPATIONS                COMPLEX
NAME, ADDRESS                    TIME                   DURING THE PAST                      OVERSEEN       OTHER DIRECTORSHIPS
AND AGE                          SERVED                 5 YEARS                              BY TRUSTEE     HELD BY TRUSTEE
-------------                    ----------             ---------------------                ----------     -------------------
                                                        INDEPENDENT TRUSTEES
                                                        --------------------
Michael Owen                     Chairman of        Dean of Zayed University (since              22         n/a
210 University Blvd.             the Board          September 2000). Formerly
Suite 800                                           self-employed as a financial and
Denver, CO 80206                                    management consultant, and in real
                                                    estate development (from June 1999
DOB: 1937                                           to September 2000). Dean (from 1993
                                                    to June 1999), and a member of the
                                                    Finance faculty (from 1989 to
                                                    1993), of the College of Business,
                                                    Montana State University. Formerly,
                                                    Chairman and Chief Executive
                                                    Officer of Royal Gold, Inc.
                                                    (mining) (1976 to 1989).

Dennis E. Baldwin                Trustee            President, Baldwin Financial                 22         n/a
210 University Blvd.                                Counseling (since July 1991).
Suite 800                                           Formerly, Vice President and Denver
Denver, CO 80206                                    Office Manager of Merrill Lynch
                                                    Capital Markets (1978 to 1990).
DOB: 1928

Katherine A. Cattanach, CFA      Vice Chair of      Managing Principal (since September          22         n/a
210 University Blvd.             the Board          1987), Sovereign Financial
Suite 800                                           Services, Inc. (investment
Denver, CO 80206                                    consulting firm). Executive Vice
                                                    President (1981 to 1988), Captiva
DOB: 1945                                           Corporation, Denver, Colorado
                                                    (private investment management
                                                    firm). Ph.D. in Finance (Arizona
                                                    State University).


Paul R. Knapp                    Trustee            Executive Officer of DST Systems,            22         Director and Vice
210 University Blvd.                                Inc. ("DST"), a publicly traded                         President (February
Suite 800                                           information and transaction                             1998 to November 2000)
Denver, CO 80206                                    processing company, which acts as                       of West Side
                                                    the Funds' transfer agent (since                        Investments, Inc.
DOB: 1945                                           October 2000). DST is 33% owned by                      (investments), a
                                                    Stilwell Management Inc., which                         wholly owned
                                                    owns approximately 89.5% of Berger                      subsidiary of DST
                                                    Financial Group LLC. Mr. Knapp owns                     Systems, Inc.
                                                    common shares and options
                                                    convertible into common shares of
                                                    DST Systems which, in the aggregate
                                                    and assuming exercise of the
                                                    options, would result in his owning
                                                    less than 1/2 of 1% of DST System's
                                                    common shares. Mr. Knapp is also
                                                    President of Vermont Western
                                                    Assurance, Inc., a wholly owned
                                                    subsidiary of DST Systems (since
                                                    December 2000). President, Chief
                                                    Executive Officer and a director
                                                    (September 1997 to October 2000) of
                                                    DST Catalyst, Inc., an
                                                    international financial markets
                                                    consulting, software and computer
                                                    services company, (now DST
                                                    International, a subsidiary of
                                                    DST). Previously (1991 to October
                                                    2000), Chairman, President, Chief
                                                    Executive Officer and a director of
                                                    Catalyst Institute (international
                                                    public policy research organization
                                                    focused primarily on financial
                                                    markets and institutions); also
                                                    (1991 to September 1997),

                                                    Chairman, President, Chief
                                                    Executive Officer and a director of
                                                    Catalyst Consulting (international
                                                    financial institutions business
                                                    consulting firm).

Harry T. Lewis, Jr.              Trustee            Lewis Investments (since June 1988)          22         Director, J.D.
210 University Blvd.                                (self-employed private investor).                       Edwards & Co. (1995
Suite 800                                           Formerly, Senior Vice President,                        to March 2002);
Denver, CO 80206                                    Rocky Mountain Region, of Dain                          Director, National
                                                    Bosworth Incorporated and member of                     Fuel Corporation
DOB: 1933                                           that firm's Management Committee                        (oil & gas
                                                    (1981 to 1988).                                         production);
                                                                                                            Advisory Director,
                                                                                                            Otologics, LLC,
                                                                                                            (implantable hearing
                                                                                                            aid) (since 1999);
                                                                                                            Member of Community
                                                                                                            Advisory Board,
                                                                                                            Wells Fargo
                                                                                                            Bank-Denver

William Sinclaire                Trustee            President (since January 1998),              22         n/a
210 University Blvd.                                Santa Clara LLC (privately owned
Suite 800                                           agricultural company). President
Denver, CO 80206                                    (January 1963 to January 1998),
                                                    Sinclaire Cattle Co. (privately
DOB: 1928                                           owned agricultural company).

Albert C. Yates                  Trustee            President (since 1990), Chancellor           22         Member, Board of
210 University Blvd.                                and Professor of                                        Directors, Adolph
Suite 800                                           Chemistry-Department of Chemistry,                      Coors Company (brewing
Denver, CO 80206                                    of Colorado State University.                           company) (since 1998);
                                                    Formerly Executive Vice President                       Member, Board of
DOB: 1941                                           and Provost (1983 to 1990),                             Directors, Dominion
                                                    Academic Vice President and Provos                      Industrial Capital
                                                    (1981 to 1983) and Professor of                         Bank (1999 to 2000);
                                                    Chemistry (1981 to 1990) of                             Member, Board of
                                                    Washington State University. Vice                       Directors, Centennial
                                                    President and University Dean for                       Bank of the West
                                                    Graduate Studies and Research and                       (since 2001)
                                                    Professor of Chemistry of the
                                                    University of Cincinnati (1977 to
                                                    1981).

                                 POSITION(s)                                                 NUMBER OF
                                 HELD WITH THE                                               FUNDS IN
                                 TRUST, TERM OF                                              FUND
                                 OFFICE AND                                                  COMPLEX        OTHER
NAME, ADDRESS                    LENGTH OF          PRINCIPAL OCCUPATIONS                    OVERSEEN       DIRECTORSHIPS
AND AGE                          TIME SERVED        DURING THE PAST 5 YEARS                  BY TRUSTEE     HELD BY TRUSTEE
-------------                    ------------       -----------------------                  -----------    ---------------
INTERESTED TRUSTEES AND OFFICERS OF THE TRUST
--------------------
Jack R. Thompson*                President and      President and a director since May           22         Audit Committee Member
210 University Blvd.             Trustee of         1999 (Executive Vice President from                     of the Public
Suite 800                        the Trust          February 1999 to May 1999) of                           Employees' Retirement
Denver, CO 80206                 (since May         Berger Growth Fund and Berger Large                     Association of
                                 1999)              Cap Growth Fund. President and a                        Colorado (pension plan)
DOB: 1949                                           trustee since May 1999 (Executive                       (from November 1997 to
                                                    Vice President from February 1999                       December 2001).
                                                    to May 1999) of Berger Investment
                                                    Portfolio Trust, Berger
                                                    Institutional Products Trust,
                                                    Berger Worldwide Funds Trust,
                                                    Berger Worldwide Portfolios Trust
                                                    and Berger Omni Investment Trust.
                                                    President and Chief Executive
                                                    Officer (since June 1999)
                                                    (Executive Vice President from
                                                    February 1999 to June 1999) of
                                                    Berger Financial Group LLC
                                                    (formerly Berger LLC). Director,
                                                    President and Chief Executive
                                                    Office of Stilwell Management, Inc.
                                                    (since September 1999). President
                                                    and Chief Executive Officer of
                                                    Berger/Bay Isle LLC (since May
                                                    1999). Self-employed as a
                                                    consultant from July 1995 through
                                                    February 1999. Director of Wasatch
                                                    Advisors (investment management)
                                                    from February 1997 to February
                                                    1999.

* Mr. Thompson is considered an interested person of the Trust due to his positions held at Berger Financial Group LLC (or its affiliated companies)




                                 POSITION(s) HELD WITH THE TRUST,
NAME, ADDRESS                    TERM OF OFFICE AND LENGTH OF
AND AGE                          TIME SERVED                            PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
-------------                    --------------------------------       ---------------------------------------------
OFFICERS OF THE TRUST
---------------------
Jay W. Tracey, CFA*              Executive Vice President of the        Executive Vice President of the Berger Funds (since August
210 University Blvd.             Trust (since Aug. 2000) and            2000). Executive Vice President and Chief Investment
Suite 800                        Portfolio Manager (since June          Officer of Berger Financial Group LLC (since June 2000).
Denver, CO 80206                 2000)                                  Portfolio manager of the Berger Growth Fund (since August
                                                                        2000); team portfolio manager of the Berger Select Fund
DOB: 1954                                                               (since June 2000) and the Berger Large Cap Growth Fund
                                                                        (from January 2001 through December 2001). Team portfolio
                                                                        manager (since December 2001) of the Berger Mid Cap Growth
                                                                        Fund and team interim portfolio manager (since December
                                                                        2001) of the Berger New Generation Fund. Formerly, Vice
                                                                        President and portfolio manager at Oppenheimer Funds, Inc.
                                                                        (September 1994 to May 2000).

Paul A. LaRocco, CFA*            Vice President of the Trust            Vice President (since February 2001) and portfolio manager
210 University Blvd.             (since Feb. 2001) and Portfolio        (since January 2001) of the Berger Small Company Growth
Suite 800                        Manager (since Jan. 2001)              Fund. Vice President (since February 2001) and team
Denver, CO 80206                                                        portfolio manager (since January 2001) of the Berger
                                                                        Select Fund. Team portfolio manager (since December 2001)
                                                                        of the Berger Mid Cap Growth Fund and interim team
                                                                        portfolio manager (since December 2001) of the Berger New


DOB: 1958                                                               Generation Fund. Vice President of Berger Financial Group
                                                                        LLC (since December 2000). Formerly, portfolio manager
                                                                        with Montgomery Asset Management (from January 2000
                                                                        through December 2000); senior portfolio manager with
                                                                        Founders Asset Management (from March 1998 through
                                                                        December 1999); and portfolio manager with
                                                                        OppenheimerFunds (from January 1993 through March 1998).

Steven L. Fossel, CFA*           Vice President of the Trust            Vice President (since August 2000) and portfolio manager
210 University Blvd.             (since Aug. 2000) and Portfolio        (since June 2000) of the Berger Balanced Fund. Vice
Suite 800                        Manager (since Jun. 2000)              President (since August 2000) and team portfolio manager
Denver, CO 80206                                                        (since June 2000) of the Berger Select Fund. Vice
                                                                        President (since February 2001) and portfolio manager
DOB: 1968                                                               (since December 2001) of the Berger Large Cap Growth Fund;
                                                                        and team portfolio manager (from January 2001 through
                                                                        December 2001) of the Berger Large Cap Growth Fund.
                                                                        Interim portfolio manager (from June 2000 to January 2001)
                                                                        of the Berger Large Cap Growth Fund. Vice President and
                                                                        portfolio manager of Berger Financial Group LLC (since
                                                                        June 2000); senior equity analyst with Berger Financial
                                                                        Group LLC (from March 1998 to June 2000). Formerly,
                                                                        analyst and assistant portfolio manager with Salomon
                                                                        Brothers Asset Management (from August 1992 to February
                                                                        1998).

Janice M. Teague*                Vice President of the Trust            Vice President (since November 1998) and Assistant
210 University Blvd.             (since November 1998) and              Secretary (since February 2000 and previously from
Suite 800                        Assistant Secretary (since             September 1996 to November 1998) and Secretary (November
Denver, CO 80206                 February 2000)                         1998 to February 2000) of the Berger Funds. Vice President
                                                                        (since October 1997), Secretary (since November 1998) and
DOB: 1954                                                               Assistant Secretary (October 1996 through November 1998)
                                                                        with Berger Financial Group LLC. Vice President and
                                                                        Secretary with Berger Distributors LLC (since August
                                                                        1998). Vice President and Secretary of Bay Isle Financial
                                                                        LLC (since January 2002). Formerly, self-employed as a
                                                                        business consultant (from June 1995 through September
                                                                        1996).

Andrew J. Iseman*                Vice President of the Trust            Vice President of the Berger Funds (since March 2001).
210 University Blvd.             (since Mar. 2001)                      Vice President (since September 1999) and Chief Operating
Suite 800                                                               Officer (since November 2000) of Berger Financial Group
Denver, CO 80206                                                        LLC. Manager (since September 1999) and Director (June
                                                                        1999 to September 1999) of Berger Distributors LLC. Vice
DOB: 1964                                                               President-Operations (February 1999 to November 2000) of
                                                                        Berger Financial Group LLC. Associate (November 1998 to
                                                                        February 1999) with DeRemer & Associates (a consulting
                                                                        firm). Vice President-Operations (February 1997 to
                                                                        November 1998) and Director of Research and Development
                                                                        (May 1996 to February 1997) of Berger Financial Group LLC.


Anthony R. Bosch*                Vice President of the Trust            Vice President of the Berger Funds (since February 2000).
210 University Blvd.             (since Feb. 2000)                      Vice President (since June 1999) and Chief Legal Officer
Suite 800                                                               (since August 2000) with Berger Financial Group LLC. Vice
Denver, CO 80206                                                        President and Chief Compliance Officer with Berger
                                                                        Distributors LLC (since September 2001). Vice President of
DOB: 1965                                                               Bay Isle Financial LLC (since January 2002). Formerly,
                                                                        Assistant Vice President of Federated Investors, Inc.
                                                                        (December 1996 through May 1999), and Attorney with the
                                                                        U.S. Securities and Exchange Commission (June 1990 through
                                                                        December 1996).

Brian S. Ferrie*                 Vice President of the Trust            Vice President of the Berger Funds (since November 1998).
210 University Blvd.             (since Nov. 1998)                      Vice President (since February 1997), Treasurer and Chief
Suite 800                                                               Financial Officer (since March 2001) and Chief Compliance
Denver, CO 80206                                                        Officer (from August 1994 to March 2001) with Berger
                                                                        Financial Group LLC. Vice President (since May 1996),
DOB: 1958                                                               Treasurer and Chief Financial Officer (since March 2001)
                                                                        and Chief Compliance Officer (from May 1996 to September
                                                                        2001) with Berger Distributors LLC.


John A. Paganelli*               Vice President (since Nov. 1998)       Vice President (since November 1998), Treasurer (since
210 University Blvd.             and Treasurer (since Mar. 2001)        March 2001) and Assistant Treasurer (November 1998 to
Suite 800                        of the Trust                           March 2001) of the Berger Funds. Vice President (since
Denver, CO 80206                                                        November 1998) and Manager of Accounting (January 1997
                                                                        through November 1998) with Berger Financial Group LLC.
DOB: 1967                                                               Formerly, Manager of Accounting (December 1994 through
                                                                        October 1996) and Senior Accountant (November 1991 through
                                                                        December 1994) with Palmeri Fund Administrators, Inc.


Sue Vreeland*                    Secretary of the Trust (since          Secretary of the Berger Funds (since February 2000).
210 University Blvd.             Feb. 2000)                             Assistant Secretary of Berger Financial Group LLC and
Suite 800                                                               Berger Distributors LLC (since June 1999) and Bay Isle
Denver, CO 80206                                                        Financial LLC (since December 2001). Formerly, Assistant
                                                                        Secretary of the Janus Funds (from March 1994 to May
                                                                        1999), Assistant Secretary of Janus Distributors, Inc.
                                                                        (from June 1995 to May 1997) and Manager of Fund
                                                                        Administration for Janus Capital Corporation (from February
                                                                        1992 to May 1999).

DOB: 1948

David C. Price, CPA*             Assistant Vice President of the        Assistant Vice President (since March 2001) of the Berger
210 University Blvd.             Trust (since Mar. 2001)                Funds. Assistant Vice President-Compliance (since March
Suite 800                                                               2001) with Berger Financial Group LLC. Formerly, Senior
Denver, CO 80206                                                        Auditor (July 1996 through August 1998) and Auditor
                                                                        (August 1993 through June 1996) with
DOB: 1969                                                               PricewaterhouseCoopers LLP, a public accounting firm.


Lance V. Campbell, CFA,          Assistant Treasurer of the Trust       Assistant Treasurer (since March 2001) of the Berger
CPA*                             (since Mar. 2001)                      Funds. Assistant Vice President (since January 2002) and
210 University Blvd.                                                    Manager of Investment Accounting (August 1999 through
Suite 800                                                               January 2002) with Berger Financial Group LLC. Formerly,
Denver, CO 80206                                                        Senior Auditor (December 1998 through August 1999) and
                                                                        Auditor (August 1997 through December 1998) with
                                                                        PricewaterhouseCoopers LLP, a public accounting firm, and
                                                                        Senior Fund Accountant (January 1996 through July 1997)
                                                                        with INVESCO Funds Group.
DOB: 1972

* Interested person (as defined in the Investment Company Act of 1940) of one or more of the Funds and/or of the Funds' adviser or sub-adviser.

The Board of Trustees has five standing committees that each perform specialized functions: an Audit Committee, Nominating Committee, Compensation Committee, Pricing Committee, and Brokerage Committee. Information about each of these committees is provided in the following table:

                                                                                                                NUMBER OF MEETINGS
                                                                                                                 HELD DURING LAST
COMMITTEE                 FUNCTIONS                                              MEMBERS                            FISCAL YEAR
---------                 ---------                                              -------                        ------------------
Audit Committee           Reviews the financial reporting process,      Michael Owen (Chair)
                          the system of internal control, the           Katherine A. Cattanach (Vice Chair)
                          audit process, and the Trust's process        Dennis E. Baldwin                                4
                          for monitoring compliance with                Paul R. Knapp
                          investment restrictions and applicable        Harry T. Lewis, Jr.
                          laws as well as the Trust's Code of           William Sinclaire
                          Ethics.                                       Albert C. Yates



Nominating Committee      Identifies and recommends individuals         Katherine A. Cattanach (Chair)
                          for Trustee membership. The committee         Michael Owen
                          does not consider nominees recommended        Dennis E. Baldwin                                1
                          by securityholders.                           Harry T. Lewis, Jr.
                                                                        William Sinclaire
                                                                        Albert C. Yates

Compensation Committee    Determines and reviews the level of           Katherine A. Cattanach (Chair)
                          compensation for Independent                  William Sinclaire                                1
                          Trustees/Directors.                           Albert C. Yates

Pricing Committee         Determines the fair value of restricted       Harry T. Lewis, Jr. (Chair)
                          securities and other securities for           Dennis E. Baldwin                                5
                          which market quotations are not readily       Jack R. Thompson
                          available pursuant to procedures adopted      Albert C. Yates
                          by the Trustees.

Brokerage Committee       Reviews and makes recommendations             Dennis E. Baldwin (Chair)
                          regarding matters related to the Trust's      Katherine A. Cattanach                           3
                          use of brokerage commissions and              Harry T. Lewis, Jr.
                          placement of portfolio transactions.          Jack R. Thompson

The table below gives the dollar range of shares of each Fund, as well as the aggregate dollar range of shares of all funds advised and sponsored by Berger Financial Group LLC (the "Berger Funds"), owned by each Trustee as of December 31, 2001.


                                                                                               AGGREGATE DOLLAR RANGE OF SECURITIES
                                                                                                   IN ALL REGISTERED INVESTMENT
                                                                                                COMPANIES OVERSEEN BY THE TRUSTEE
NAME OF TRUSTEE              DOLLAR RANGE OF SECURITIES IN THE FUNDS                                     IN BERGER FUNDS
---------------              ---------------------------------------                           ------------------------------------
INDEPENDENT TRUSTEES
--------------------
Michael Owen                 Berger Growth Fund                    $1 - $10,000                         Over $100,000
                             Berger Large Cap Growth Fund          $1 - $10,000
                             Berger Mid Cap Growth Fund            $10,001 - $50,000
                             Berger Mid Cap Value Fund             $10,001 - $50,000
                             Berger Select Fund                    $10,001 - $50,000
                             Berger Balanced Fund                  $10,001 - $50,000
                             Berger Small Company Growth Fund      $10,001 - $50,000
                             Berger New Generation Fund            $10,001 - $50,000
                             Berger Information Technology Fund    $1 - $10,000
                             Berger International Fund             $1 - $10,000
                             Berger Small Cap Value Fund           $50,001 - $100,000



Dennis E. Baldwin            Berger Growth Fund                    $10,001 - $50,000                    Over $100,000
                             Berger Large Cap Growth Fund          $10,001 - $50,000
                             Berger Mid Cap Growth Fund            $10,001 - $50,000
                             Berger Balanced Fund                  $10,001 - $50,000
                             Berger Small Company Growth Fund      $10,001 - $50,000
                             Berger New Generation Fund            $1 - $10,000
                             Berger Information Technology Fund    $10,001 - $50,000
                             Berger International Fund             $10,001 - $50,000
                             Berger Small Cap Value Fund           $10,001 - $50,000

Katherine A. Cattanach       Berger Growth Fund                    $10,001 - $50,000                    Over $100,000
                             Berger Mid Cap Growth Fund            $10,001 - $50,000
                             Berger Mid Cap Value Fund             $50,001 - $100,000
                             Berger Select Fund                    $10,001 - $50,000
                             Berger New Generation Fund            $10,001 - $50,000
                             Berger Information Technology Fund    $10,001 - $50,000
                             Berger International Fund             $10,001 - $50,000
                             Berger Small Cap Value Fund           $50,001 - $100,000

Paul R. Knapp                Berger Mid Cap Value Fund             $50,001 - $100,000                   Over $100,000
                             Berger Information Technology Fund    $10,001 - $50,000
                             Berger Large Cap Value Fund           $10,001 - $50,000
                             Berger Small Cap Value Fund           $50,001 - $100,000

Harry T. Lewis, Jr.          Berger Growth Fund                    $50,001 - $100,000                   Over $100,000
                             Berger Large Cap Growth Fund          $10,001 - $50,000
                             Berger Mid Cap Growth Fund            $10,001 - $50,000
                             Berger Mid Cap Value Fund             Over $100,000
                             Berger Select Fund                    $10,001 - $50,000
                             Berger Balanced Fund                  Over $100,000
                             Berger Small Company Growth Fund      Over $100,000
                             Berger New Generation Fund            $50,001 - $100,000
                             Berger Information Technology Fund    $10,001 - $50,000
                             Berger Large Cap Value Fund           $10,001 - $50,000
                             Berger International Fund             $50,001 - $100,000
                             Berger Small Cap Value Fund           $50,001 - $100,000

William Sinclaire            Berger Growth Fund                    $50,001 - $100,000                   Over $100,000
                             Berger Large Cap Growth Fund          $10,001 - $50,000
                             Berger Mid Cap Value Fund             $1 - $10,000
                             Berger Balanced Fund                  $1 - $10,000
                             Berger Small Company Growth Fund      $10,001 - $50,000
                             Berger New Generation Fund            $1 - $10,000
                             Berger Information Technology Fund    $1 - $10,000
                             Berger International Fund             $1 - $10,000
                             Berger Small Cap Value Fund           $10,001 - $50,000

Albert C. Yates              Berger Mid Cap Growth Fund            $1 - $10,000                         $10,001 - $50,000
                             Berger Mid Cap Value Fund             $1 - $10,000
                             Berger New Generation Fund            $1 - $10,000
                             Berger Information Technology Fund    $1 - $10,000
                             Berger International Fund             $1 - $10,000

INTERESTED TRUSTEES AND OFFICERS OF THE TRUST

Jack R. Thompson             Berger Growth Fund                    Over $100,000                        Over $100,000
                             Berger Large Cap Growth Fund          $1 - $10,000
                             Berger Mid Cap Growth Fund            $10,001 - $50,000
                             Berger Select Fund                    $50,001 - $100,000
                             Berger Small Company Growth Fund      $1 - $10,000
                             Berger Information Technology Fund    $1 - $10,000
                             Berger Small Cap Value Fund           $1 - $10,000

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

                  The Funds' investment advisory and sub-advisory agreements must be approved by vote of the Funds' trustees, including the vote of the majority of trustees who are not parties to the agreements or "interested persons" of any parties (the "Independent Trustees") cast in person at a meeting called for such purpose. After the initial term of the agreements, the continuation of each Fund's investment advisory and sub-advisory agreements must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the Funds, and (2) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory and sub-advisory agreements. In preparation for these meetings, the trustees request and review a wide variety of materials, including materials provided by the Berger Funds' investment adviser, and, in the case of continuance of such agreements, extensive data provided by third parties. In addition, the Independent Trustees receive advice from counsel to the Independent Trustees.

                  At the March 2002 meeting, the trustees, including a majority of Independent Trustees, approved the Funds' investment advisory and sub-advisory agreements based on its consideration and evaluation of a variety of specific factors such as: (1) the nature and quality of the investment advisory and other services to be provided to the Funds under the agreements, including the adviser's and sub-adviser's personnel, experience and compliance program and the resources and investment process provided by the advisers, (2) the Funds' expenses under the agreements and how those expenses compared to those of other comparable mutual funds; and (3) the profitability of the adviser.

                  In its deliberation, the Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the investment advisory and sub-advisory agreements and concluded that the compensation under the agreements is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

TRUSTEE COMPENSATION

                  The officers of the Funds received no compensation from the Funds during the fiscal year ended December 31, 2001. However, trustees of the Funds who are not "interested persons" of the Funds or its advisers or sub-advisers are compensated for their services according to a fee schedule, allocated among the Berger Funds. Neither the officers of the Funds nor the trustees receive any form of pension or retirement benefit compensation from the Funds.

                  The following table sets forth information regarding compensation paid or accrued for each director or trustee of the Funds and the other Berger Funds:


NAME AND POSITION WITH
BERGER FUNDS                  AGGREGATE COMPENSATION FROM
==============================================================================================================================
                                                                                     BERGER                       ALL BERGER
                                            BERGER         BERGER                      IPT                          FUNDS(2)
                              BERGER         IPT -      IPT - SMALL                   LARGE      BERGER IPT       FISCAL YEAR
                               IPT -       LARGE CAP      COMPANY     BERGER IPT -     CAP         - MID CAP         ENDING
                              GROWTH        GROWTH        GROWTH     INTERNATIONAL    VALUE         VALUE         DECEMBER 31,
                               FUND          FUND          FUND           FUND       FUND(1)       FUND(1)            2001
                              -------      ---------    -----------  -------------   -------     -----------      ------------
Dennis E. Baldwin(3)          $    98      $   463       $   684         $    63     $   146       $   146         $65,000
Louis Bindner(6)              $    18      $    88       $   128         $    10     $     0       $     0         $10,000
Katherine A. Cattanach(3)     $   100      $   472       $   699         $    65     $   146       $   146         $66,667
Paul R. Knapp(3)              $    91      $   427       $   631         $    58     $   135       $   135         $60,000
Harry T. Lewis(3)             $    91      $   427       $   631         $    58     $   135       $   135         $60,000
Michael Owen(3)               $   113      $   534       $   789         $    73     $   169       $   169         $75,000
William Sinclaire(3)          $    91      $   427       $   631         $    58     $   135       $   135         $60,000
Albert C. Yates(3),(7)        $    72      $   339       $   504         $    48     $   135       $   135         $50,000
Jack R. Thompson              $     0      $     0       $     0         $     0     $     0       $     0         $     0
(3),(4),(5)
==============================================================================================================================

(1) The Fund was not added as a series of the Trust until December 31, 2001. Figures are estimates for the first year of operations of the Fund as a series of the Trust.

(2) For the period covered by this table, the Berger Funds included the Berger Growth Fund, the Berger Large Cap Growth Fund, the Berger Investment Portfolio Trust (nine series), the Berger Institutional Products Trust (seven series), the Berger Worldwide Portfolios Trust (one series), the Berger Worldwide Funds Trust (three series) and the Berger Omni Investment Trust (one series). Aggregate compensation figures do not include first-year estimates for any Fund in existence for less than one year. Of the aggregate amounts shown for each director/trustee, the following amounts were deferred under applicable deferred compensation plans: Dennis
     E. Baldwin $39,524; Katherine A. Cattanach $66,667; William Sinclaire $60,000; Albert C. Yates $25,000.

(3) Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Portfolios Trust, Berger Worldwide Funds Trust and Berger Omni Investment Trust.

(4)  Interested person of Berger Financial Group LLC.

(5) President of Berger Growth Fund, Berger Large Cap Growth Fund, Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Portfolios Trust, Berger Worldwide Funds Trust and Berger Omni Investment Trust.

(6)  Resigned effective March 1, 2001.

(7)  Appointed Trustee effective March 1, 2001.

                  Trustees may elect to defer receipt of all or a portion of their fees pursuant to a fee deferral plan adopted by the Berger Institutional Products Trust. Under the plan, deferred fees are credited to an account and adjusted thereafter to reflect the investment experience of whichever of the Berger Funds (or approved money market funds) is designated by the trustees for this purpose. Pursuant to an SEC exemptive order, the Trust is permitted to purchase shares of the designated Fund in order to offset its obligation to the trustees participating in the plan. Purchases made pursuant to the plan are excepted from any otherwise applicable investment restriction limiting the purchase of securities of any other investment company. The Trust's obligation to make payments of deferred fees under the plan is a general obligation of the Trust.

                  As of March 31, 2002, the officers and trustees of the Funds as a group owned of record or beneficially no shares of the Funds.

                  The Trust, the Funds' investment adviser and principal underwriter have adopted Codes of Ethics under Rule 17j-1 of the Investment Company Act. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds in certain circumstances. The Codes of Ethics are described fully under Restrictions on Personal Trading in Section 4 of this SAI.

4.                INVESTMENT ADVISER AND SUB-ADVISER

BERGER FINANCIAL GROUP LLC - INVESTMENT ADVISER

                  Berger Financial Group LLC ("BFG") (formerly Berger LLC), 210 University Boulevard, Suite 800, Denver, Colorado 80206, is the investment adviser to the Funds. BFG is responsible for managing the investment operations of the Funds and the composition of its investment portfolios. BFG also acts as the Funds' administrator and is responsible for such functions as monitoring compliance with all applicable federal and state laws.

                  BFG is a Nevada Limited Liability Company, and has been in the investment advisory business since 1974. It serves as investment adviser or sub-adviser to mutual funds and institutional investors and had assets under management of approximately $8.7 billion as of December 31, 2001. BFG is a subsidiary of Stilwell Management Inc. ("Stilwell"), which owns approximately 89.5% of BFG, and is an indirect subsidiary of Stilwell Financial Inc. ("Stilwell Financial"). Stilwell also owns approximately 33% of the outstanding shares of DST Systems, Inc. ("DST"), a publicly traded information and transaction processing company that acts as the Funds' transfer agent. DST, in turn, owns 100% of DST Securities, Inc. ("DSTS"), a registered broker-dealer, which may execute portfolio trades for the Funds.




BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED - SUB-ADVISER

                  As permitted in its Investment Advisory Agreement with the Portfolio, the adviser has delegated day-to-day portfolio management responsibility to Bank of Ireland Asset Management (U.S.) Limited (the "sub-adviser" or "BIAM"). As sub-adviser for the Berger IPT - International Fund, BIAM manages the investments in the Portfolio and determines what securities and other investments will be purchased, retained, sold or loaned, consistent with the investment objective and policies established by the trustees of Worldwide Portfolios. BIAM's main offices are at 26 Fitzwilliam Place, Dublin 2, Ireland. BIAM maintains a representative office at 75 Holly Hill Lane, Greenwich CT 06830. BIAM is an indirect wholly owned subsidiary of Bank of Ireland, a publicly traded, diversified financial services group with business operations worldwide. Bank of Ireland provides investment management services through a network of related companies, including BIAM, which serves primarily institutional clients in the United States and Canada. As of December 31, 2001, Bank of Ireland and its affiliates managed $47.7 billion in assets for clients worldwide.

                  Bank of Ireland or its affiliates may have deposit, loan or other commercial or investment banking relationships with the issuers of securities which may be purchased by the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities purchased by the Portfolio. Federal law prohibits BIAM, in making investment decisions, from using material non-public information in its possession or in the possession of any of its affiliates. In addition, in making investment decisions for the Portfolio, BIAM will not take into consideration whether an issuer of securities proposed for purchase or sale by the Portfolio is a customer of Bank of Ireland or its affiliates.

BAY ISLE FINANCIAL LLC - SUB-ADVISER

                  Bay Isle Financial LLC ("Bay Isle") (formerly Bay Isle Financial Corporation), 475 14th Street, Suite 550, Oakland, California 94612, is the investment sub-adviser for the Berger IPT - Large Cap Value Fund. Bay Isle is also the investment sub-adviser to the Berger Large Cap Value Fund. As sub-adviser, Bay Isle provides day-to-day management of the Fund's investment operations. Bay Isle has been in the investment advisory business since 1987. Bay Isle serves as investment adviser or sub-adviser to mutual funds, institutional investors and individual separate accounts. As sub-adviser, Bay Isle provides day-to-day management of the Fund's investment operations. Effective December 31, 2001, BFG acquired all of the outstanding shares of Bay Isle. Bay Isle is a wholly owned subsidiary of BFG.

PERKINS, WOLF, MCDONNELL & COMPANY - SUB-ADVISER

                  Perkins, Wolf, McDonnell & Company ("PWM"), 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604, has been engaged as the investment sub-adviser for the Berger IPT - Mid Cap Value Fund. Additionally, PWM has been the investment sub-adviser to the Berger Mid Cap Value Fund since it commenced operations in August 1998. PWM was organized in 1980 under the name Mac-Per-Wolf Co. to operate as a securities broker-dealer. In September 1983, it changed its name to Perkins, Wolf, McDonnell & Company. PWM is a member of the National Association of Securities Dealers, Inc. (the "NASD") and, in 1984, became registered as an investment adviser with the SEC.

                  Thomas M. Perkins is the lead investment manager for the Berger IPT - Mid Cap Value Fund. As lead manager, Thomas Perkins is responsible for the daily decisions on security selection for the Fund's portfolio. Additionally, Thomas Perkins has been the lead investment manager for the Berger Mid Cap Value Fund since its inception in August 1998. Robert H. Perkins, brother of Thomas Perkins, will also serve as investment manager of the Berger IPT - Mid Cap Value Fund. Robert Perkins has also served as investment manager of the Berger Mid Cap Value Fund since its inception. Robert Perkins has been an investment manager since 1970 and serves as President and a director of PWM. Thomas Perkins has been an investment manager since 1974 and joined PWM as a portfolio manager in 1998. Robert Perkins owns 46% of PWM. Gregory E. Wolf owns 21% of PWM and serves as its Treasurer and a director. Tom Perkins owns 12% of PWM.

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

                  Under the Investment Advisory Agreements between each Fund and its adviser, the adviser is generally responsible for furnishing continuous advice and making investment decisions as to the acquisition, holding or disposition of securities or other assets which each Fund may own or contemplate acquiring from time to time. Each Investment Advisory Agreement provides that the investment adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.

                  Under the Agreements, the adviser is compensated for its services by the payment of a fee at an annual rate, calculated as a percentage of the average daily net assets of the Fund. The following schedule reflects the advisory fees charged to the Funds for the fiscal year ended December 31, 2001:


         FUND                               ADVISER     INVESTMENT ADVISORY FEE
         ----                               -------     -----------------------
Berger IPT - Growth Fund                      BFG                0.75%(1)
Berger IPT - Large Cap Growth Fund            BFG                0.75%(1)
Berger IPT - Small Company Growth Fund        BFG                0.85%(1)
Berger IPT - International Fund               BFG                0.85%(1)
Berger IPT - Large Cap Value Fund             BFG                0.00%(2)
Berger IPT - Mid Cap Value Fund               BFG                0.00%(2)

(1) Under a written contract, the Fund's investment adviser waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.00% in the case of the Berger IPT - Growth Fund and the Berger IPT - Large Cap Growth Fund, 1.15% in the case of the Berger IPT - Small Company Growth Fund and 1.20% in the case of the Berger IPT - International Fund. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees.

(2) The Fund paid no investment advisory fee since it was not added as a series of the Trust until December 31, 2001.
    Investment advisory fees are charged according to the following schedule:



        FUND                            AVERAGE DAILY NET ASSETS    ANNUAL RATE
        ----                            ------------------------    -----------
Berger IPT - Growth Fund                  First $500 million            .75%
Berger IPT - Large Cap Growth Fund        Next $500 million             .70%
Berger IPT - Large Cap Value Fund         Over $1 billion               .65%
Berger IPT - Mid Cap Value Fund

Berger IPT - Small Company Growth Fund    First $500 million            .85%
Berger IPT - International Fund           Next $500 million             .80%
                                          Over $1 billion               .75%

                  Each Fund's current Investment Advisory Agreement will continue in effect until the last day of April 2003, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Fund or the adviser. Each Agreement is subject to termination by the Fund or the adviser on 60 days' written notice, and terminates automatically in the event of its assignment.

                  Under the Sub-Advisory Agreements between the adviser and the sub-advisers for the Berger IPT - International Fund, Berger IPT - Large Cap Value Fund, and Berger IPT - Mid Cap Value Fund, the sub-adviser is responsible for day-to-day investment management. The sub-adviser manages the investments and determines what securities and other investments will be acquired, held or disposed of, consistent with the investment objective and policies established by the trustees. Each Sub-Advisory Agreement provides that the sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.

                  No fees are paid directly to the sub-advisers by the Funds. As sub-adviser of the Berger IPT - International Fund, BIAM receives from the adviser a fee at the annual rate of 0.45% of the first $50 million of the average daily net assets of the Fund, 0.40% of the next $50 million, and 0.30% of any amount in excess of $100 million. As sub-adviser of the Berger IPT - Large Cap Value Fund, Bay Isle receives from the adviser a fee at the annual rate of 0.375% of the first $500 million of the average daily net assets of the Fund, 0.35% of the next $500 million, and 0.325% of any amount in excess of $1 billion. As sub-adviser of the Berger IPT - Mid Cap Value Fund, PWM receives from the adviser a fee at the annual rate of 0.375% of the first $500 million of the average daily net assets of the Fund, 0.35% of the next $500 million, and 0.325% of any amount in excess of $1 billion.

                  The Sub-Advisory Agreements will continue in effect until April 2003, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees of the Trust who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Fund or the adviser or the sub-adviser. The Sub-Advisory Agreements are subject to termination by the Fund or the sub-adviser on 60 days' written notice, and terminate automatically in the event of their assignment and in the event of termination of the related Investment Advisory Agreement.

OTHER ARRANGEMENTS BETWEEN BFG AND PWM

                  BFG and PWM entered into an Agreement, dated November 18, 1996, as amended January 27, 1997, April 8, 1998 and November 17, 1999, under which, among other things, PWM agreed that, so long as BFG acts as the adviser to the Berger Small Cap Value Fund and the Berger Mid Cap Value Fund, and PWM provides sub-advisory or other services in connection with the Funds, PWM will not manage or provide advisory services to any registered investment company that is in direct competition with the Funds.

OTHER ARRANGEMENTS BETWEEN BFG AND BAY ISLE

                  BFG and Bay Isle have formed a joint venture to provide asset management services to certain private accounts. Effective December 2001, BFG acquired all outstanding shares of Bay Isle Financial Corporation and Bay Isle Financial Corporation, now Bay Isle Financial LLC, became a subsidiary of BFG.

TRADE ALLOCATIONS

                  While investment decisions for the Funds are made independently by the adviser or sub-adviser, the same investment decision may be made for a Fund and one or more accounts advised by the adviser or sub-adviser. In this circumstance, should purchase and sell orders of the same class of security be in effect on the same day, the orders for such transactions may be combined by the adviser or sub-adviser in order to seek the best combination of net price and execution for each. Client orders partially filled will, as a general matter, be allocated pro rata in proportion to each client's original order, although exceptions may be made to avoid, among other things, odd lots and de minimus allocations. Execution prices for a combined order will be averaged so that each participating client receives the average price paid or received. Although in some cases, this policy might adversely affect the price paid or received by a Fund or other participating accounts, or the size of the position obtained or liquidated, the adviser or sub-adviser will aggregate orders if it believes that coordination of orders and the ability to participate in volume transactions will result in the best overall combination of net price and execution.

                  BFG has adopted procedures for allocating to its participating accounts' securities purchased pursuant to a company's initial public offering ("IPO"). The procedures provide that such allocations must be effected in a manner that is fair and equitable to all accounts. Generally, securities received from participating in IPOs will be allocated to participating accounts pro rata based on account size or total equity assets.

                  The key criterion for determining eligibility of the account to participate in an offering is the suitability of the investment for the account. An account may participate in an IPO allocation if BFG believes that, based on the account's investment restrictions, risk profile, asset composition and cash levels, the IPO is an appropriate investment. Accordingly, not every account will participate in every IPO allocation. In addition, an account generally will not participate in an IPO if the securities available for allocation to the account are insignificant relative to the account's net assets. As a result, any fund or account whose assets are very large is not likely to participate in the allocation of many IPOs.

RESTRICTIONS ON PERSONAL TRADING

                  BFG, the Berger Funds and Berger Distributors LLC each permits its directors, officers and employees to purchase and sell securities for their own accounts, including securities that may be purchased or held by the Funds, in accordance with a policy regarding personal investing contained in each of the Codes of Ethics for BFG, the Berger Funds and Berger Distributors LLC. The policy requires all covered persons to conduct their personal securities transactions in a manner that does not operate adversely to the interests of the Funds or BFG's other advisory clients. Directors and officers of BFG and Berger Distributors LLC, investment personnel and other designated persons deemed to have access to current trading information ("access persons") are required to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for authority to trade will be denied pre-clearance when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or currently being effected on behalf of any client account, including any of the Funds.

                  In addition to the pre-clearance requirements described here for BFG and Berger Distributors LLC, the policy subjects directors and officers of BFG, the Berger Funds and Berger Distributors LLC, investment personnel and other access persons to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policy. Each policy is administered by BFG and the provisions of each policy are subject to interpretation by and exceptions authorized by its management.

                  BIAM has adopted a Code of Ethics that permits its directors, officers and employees to purchase and sell securities for their own accounts, including securities that may be held or acquired by the Berger IPT - International Fund. BIAM's Code of Ethics restricts its officers, employees and other staff from personal trading in specified circumstances, including among others prohibiting participation in initial public offerings, prohibiting dealing in a security for the seven days before and after any trade in that security on behalf of clients, prohibiting trading in a security while an order is pending for any client on that same security, and requiring profits from short-term trading in securities (purchase and sale within a 60-day period) to be forfeited. In addition, staff of BIAM must report all of their personal holdings in securities annually and must disclose their holdings in any private company if an investment in that same company is being considered for clients. Staff of BIAM is required to pre-clear all transactions in securities not otherwise exempt under the Code of Ethics and must instruct their broker to provide BIAM with duplicate confirmations of all such personal trades.

                  PWM and Bay Isle have each adopted a Code of Ethics substantially similar to the Code adopted by BFG.

5.                EXPENSES OF THE FUNDS

                  In addition to paying an investment advisory fee to its adviser, each Fund pays all of its expenses not assumed by its adviser, including but not limited to, custodian and transfer agent fees, legal and accounting expenses, administrative and recordkeeping expenses, interest charges, federal and state taxes, expenses of investor meetings, compensation of trustees who are not interested persons of the adviser or sub-adviser, expenses of printing and distributing reports to investors and federal and state administrative agencies, and all expenses incurred in connection with the execution of its portfolio transactions, including brokerage commissions on purchases and sales of portfolio securities, which are considered a cost of securities of each Fund. Each Fund also pays all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer or sale of shares of the Fund, including, but not limited to, all costs involved in preparing and printing prospectuses for investors of the Funds.

                  Under a separate Administrative Services Agreement with respect to each of such Funds, BFG performs certain administrative and recordkeeping services not otherwise performed by the Fund's custodian and recordkeeper, including the preparation of financial statements and reports to be filed with the Securities and Exchange Commission and state regulatory authorities. For the fiscal year ended December 31, 2001, BFG did not charge an administrative fee to the Funds. The administrative services fees may be changed by the directors or trustees without investor approval.

                  The following tables show the total dollar amounts of advisory fees and administrative services fees paid by each of such Funds for the periods indicated and the amount of such fees waived on account of excess expenses under applicable expense limitations.

                            BERGER IPT - GROWTH FUND



                                                                   ADVISORY FEE
                                                                    WAIVER AND
   FISCAL YEAR ENDED       INVESTMENT            ADMINISTRATIVE       EXPENSE
      DECEMBER 31         ADVISORY FEE            SERVICE FEE     REIMBURSEMENTS        TOTAL
   -----------------      ------------           --------------   --------------       --------
         2001               $ 67,686                $      0         $ (7,391)         $ 60,295
         2000               $ 86,224                $      0         $(33,956)         $ 52,268
         1999               $ 35,613                $    338         $(56,591)         $      0


                       BERGER IPT - LARGE CAP GROWTH FUND


                                                                   ADVISORY FEE
                                                                    WAIVER AND
   FISCAL YEAR ENDED       INVESTMENT            ADMINISTRATIVE       EXPENSE
      DECEMBER 31         ADVISORY FEE            SERVICE FEE     REIMBURSEMENTS        TOTAL
   -----------------      ------------           --------------   --------------       --------
         2001               $ 315,910               $      0         $      0          $315,910
         2000               $ 337,270               $      0         $      0          $337,270
         1999               $ 109,196               $    967         $(27,572)         $ 82,591

                     BERGER IPT - SMALL COMPANY GROWTH FUND


                                                                   ADVISORY FEE
                                                                    WAIVER AND
   FISCAL YEAR ENDED       INVESTMENT            ADMINISTRATIVE       EXPENSE
      DECEMBER 31         ADVISORY FEE            SERVICE FEE     REIMBURSEMENTS        TOTAL
   -----------------      ------------           --------------   --------------       --------
         2001               $ 531,507               $      0         $      0          $531,507
         2000               $ 651,276               $      0         $      0          $651,276
         1999               $ 132,056               $    862         $(57,324)         $ 75,594

                         BERGER IPT - INTERNATIONAL FUND


                                                                   ADVISORY FEE
                                                                    WAIVER AND
   FISCAL YEAR ENDED       INVESTMENT            ADMINISTRATIVE       EXPENSE
      DECEMBER 31         ADVISORY FEE            SERVICE FEE     REIMBURSEMENTS        TOTAL
   -----------------      ------------           --------------   --------------       --------
         2001              $ 49,514                 $      0         $(23,367)         $26,147
         2000              $ 58,472(1)              $      0         $(63,557)         $     0
         1999              $ 49,260(2)              $    409         $(68,918)         $     0

(1) The amount shown includes $21,200 paid to BBOI Worldwide LLC, the Fund's former adviser, prior to BFG's appointment as investment adviser, at an annual rate of 0.90% of its average daily net assets under the investment advisory contract in effect prior to May 12, 2000. After waivers, the amount paid to BBOI totaled $0.00.

(2)  The amount shown was paid to BBOI Worldwide LLC, the Fund's former adviser.

                  Each Fund has appointed State Street Bank and Trust Company ("State Street"), One Heritage Drive, North Quincy, Massachusetts 02171, as its recordkeeping and pricing agent. In addition, State Street also serves as the Funds' custodian. Each Fund has appointed DST Systems, Inc., P.O. Box 219958, Kansas City, Missouri 64121, as its transfer agent and dividend-disbursing agent. Stilwell owns approximately 33% of the outstanding shares of DST.

                  As recordkeeping and pricing agent, State Street calculates the daily net asset value of each Fund and performs certain accounting and recordkeeping functions required by the Funds. The Funds pay State Street a monthly asset-based fee for such services. State Street is also reimbursed for certain out-of-pocket expenses.

                  State Street, as custodian, and its subcustodians have custody and provide for the safekeeping of the Funds' securities and cash, and receive and remit the income thereon as directed by the management of the Funds. The custodian and subcustodians do not perform any managerial or policy-making functions for the Funds. For its services as custodian, State Street receives an asset-based fee plus certain transaction fees and out-of-pocket expenses.

                  As transfer agent and dividend disbursing agent, DST maintains all investor accounts of record; assists in mailing all reports, proxies and other information to the Funds' investors; calculates the amount of, and delivers to the Funds' investors, proceeds representing all dividends and distributions; and performs other related services. For these services, DST receives a fee from the Funds at an annual rate of $15.47 per open Fund investor account, subject to preset volume discounts, plus certain transaction fees and fees for closed accounts, and is reimbursed for out-of-pocket expenses.

                  All of State Street's fees are subject to reduction pursuant to an agreed formula for certain earnings credits on the cash balances of the Funds.

                  From time to time, BFG may compensate Participating Insurance Companies or their affiliates whose customers hold shares of the Funds for providing a variety of administrative services (such as recordkeeping and accounting) and investor support services (such as responding to inquiries and preparing mailings to investors). This compensation, which may be paid as a per account fee or as a percentage of the average daily net assets invested in the Funds by the compensated Participating Insurance Company, depending on the nature, extent and quality of the services provided, will be paid from BFG's own resources and not from the assets of the Funds.

                  The Funds' adviser may also enter into arrangements with organizations that solicit clients for the adviser, which may include clients who purchase shares of the Funds. While the specific terms of each arrangement may differ, generally, the fee paid by the adviser under such arrangements is based on the value of the referred client's assets managed by the adviser. None of the fees paid to such organizations will be borne by the Funds.

                  The trustees of each of the Funds have authorized portfolio transactions to be placed on an agency basis through DSTS, a wholly owned broker-dealer subsidiary of DST. When transactions for a Fund are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS. See Section 6 Brokerage Policy for further information concerning the expenses reduced as a result of these arrangements.

                  Under a written contract, the Funds' investment adviser waives its fee and reimburses each Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.00% in the case of the Berger IPT - Growth Fund and the Berger IPT - Large Cap Growth Fund, 1.15% in the case of the Berger IPT - Small Company Growth Fund, and 1.20% in the case of the Berger IPT - International Fund. The contract may not be terminated or amended except by a vote of the Funds' Board of Trustees.

                  Pursuant to written agreements, the Funds' investment adviser will waive its fee and reimburse the Berger IPT - Mid Cap Value Fund and Berger IPT - Large Cap Value Fund to the extent the normal transfer agency and registration expenses exceed 1.20% and 0.95%, respectively, of average daily net assets during the fiscal year. The agreements shall continue in effect for an initial term ending December 31, 2002, and shall continue year to year thereafter unless otherwise terminated. The agreements may be terminated:
(a) by the Fund at any time upon written notice to Berger; or (b) by Berger upon written notice to the Fund not less than 30 days before the end of any term. In addition, the agreements shall terminate automatically upon the termination of the investment advisory agreement between Berger and the Fund.

                  Prior to May 12, 2000, BBOI Worldwide LLC ("BBOI Worldwide"), 210 University Blvd., Suite 700, Denver, Colorado 80206, a joint venture between BFG and Bank of Ireland Asset Management (U.S.) Limited (BIAM), served as adviser and administrator to the Berger IPT-International Fund. Effective May 12, 2000, the Berger IPT-International Fund entered into a new advisory agreement with BFG replacing BBOI Worldwide LLC as the Fund's investment adviser and administrator, and BBOI was subsequently dissolved. BFG is responsible for overseeing, evaluating and monitoring the investment advisory services provided by BIAM as sub-adviser.

12b-1 PLANS

                  The Berger IPT - Large Cap Value Fund and Berger IPT - Mid Cap Value Fund have each adopted a 12b-1 plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides for the payment to BFG of a 12b-1 fee of 0.25% per annum of a Fund's average daily net assets to finance activities primarily intended to result in the sale of Fund shares. The Plans are intended to benefit the Funds by attracting new assets into the Funds and thereby affording potential cost reductions due to economies of scale.

                  The expenses paid by BFG may include, but are not limited to:

         -- payments made to, and costs incurred by, a Fund's principal underwriter in connection with the distribution of Fund shares, including payments made to and expenses of officers and registered representatives of the Distributor;

         -- payments made to and expenses of other persons (including employees of BFG) who are engaged in or provide support services in connection with the distribution of Fund shares, such as answering routine telephone inquiries and processing investor requests for information;

         -- compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in a Fund) paid to securities dealers, financial institutions and other organizations that render distribution and administrative services in connection with the distribution of Fund shares, including services to holders of Fund shares and prospective investors;

         -- costs related to the formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, newspaper, magazine and other mass media advertising;

         -- costs of printing and distributing prospectuses and reports to prospective investors of Fund shares;

         -- costs involved in preparing, printing and distributing sales literature for Fund shares;

         -- costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities on behalf of a Fund relating to Fund shares that BFG deems advisable;

         -- and such other costs relating to Fund shares as the Fund may from time to time reasonably deem necessary or appropriate in order to finance activities primarily intended to result in the sale of Fund shares.

                  Such 12b-1 fee payments are to be made by each Fund to BFG with respect to each fiscal year of the Fund without regard to the actual distribution expenses incurred by BFG in such year; that is, if the distribution expenditures incurred by BFG are less than the total of such payments in such year, the difference is not to be reimbursed to the Fund by BFG, and if the distribution expenditures incurred by BFG are more than the total of such payments, the excess is not to be reimbursed to BFG by the Fund.

                  From time to time a Fund may engage in activities that jointly promote the sale of Fund shares and other funds that are or may in the future be advised or administered by BFG, which costs are not readily identifiable as related to any one fund. In such cases, a Fund's 12b-1 fees may be used to finance the joint promotion of the shares of that Fund, along with the shares of the other fund. BFG allocates the cost of such joint promotional activity among the funds involved on the basis of their respective net assets, unless otherwise directed by the directors or trustees.

                  The current 12b-1 Plans will continue in effect until the end of April 2003 and from year to year thereafter if approved at least annually by each Fund's directors or trustees and those directors or trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or any related agreements by votes cast in person at a meeting called for such purpose. The Plans may not be amended to increase materially the amount to be spent on distribution of Fund shares without investor approval.

OTHER EXPENSE INFORMATION

                  The directors or trustees of each of the Funds have authorized portfolio transactions to be placed on an agency basis through DST Securities, Inc. ("DSTS"), a wholly owned broker-dealer subsidiary of DST. When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that a Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS. See Section 6--Brokerage Policy for further information concerning the expenses reduced as a result of these arrangements. DSTS may be considered an affiliate of BFG due to the ownership interest of Stilwell in both DST and BFG.

                  The Funds and/or their advisers have entered into arrangements with certain brokerage firms and other companies (such as recordkeepers and administrators) to provide administrative services (such as sub-transfer agency, recordkeeping, investor communications, sub-accounting and/or other services) to investors purchasing shares of the Funds through those firms or companies. A Fund's adviser or a Fund (if approved by its directors or trustees) may pay fees to these companies for their services. These companies may also be appointed as agents for or authorized by the Funds to accept on their behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Funds.

                  The Fund's adviser may also enter into arrangements with organizations that solicit clients for the adviser, which may include clients who purchase shares of the Funds. While the specific terms of each arrangement may differ, generally the fee paid by the adviser under such arrangements is based on the value of the referred client's assets managed by the adviser. None of the fees paid to such organizations will be borne by the Funds.

DISTRIBUTOR

                  The Distributor (principal underwriter) of each Fund's shares is Berger Distributors LLC (the "Distributor"), 210 University Boulevard, Suite 800, Denver, Colorado 80206. The Distributor may be reimbursed by BFG for its costs in distributing the Funds' shares.

6.                BROKERAGE POLICY

                  Although each Fund retains full control over its own investment policies, under the terms of its Investment Advisory Agreement, the adviser is directed to place the portfolio transactions of the Fund. Where applicable, the adviser may delegate placement of brokerage to a Fund's sub-adviser. A report on the placement of brokerage business is given to the trustees of the Fund every quarter, indicating the brokers with whom Fund portfolio business was placed and the basis for such placement. The brokerage commissions paid by the Funds during the past three fiscal years were as follows:

                  Included in the brokerage commissions paid by the Fund during the last three fiscal years, as stated in the preceding Brokerage Commissions table, are the following amounts paid to DSTS, which served to reduce the Fund's out-of-pocket expenses as follows:

                              BROKERAGE COMMISSIONS



                                                                     FISCAL YEAR ENDED DECEMBER 31,

                                                                 2001             2000              1999
                                                               --------         --------         --------
         BERGER IPT - GROWTH FUND                              $ 23,890         $ 12,790         $ 17,989

         BERGER IPT - LARGE CAP GROWTH FUND                    $ 90,065         $ 64,553         $ 31,609

         BERGER IPT - SMALL COMPANY GROWTH FUND                $104,527         $ 53,247         $ 23,061

         BERGER IPT - INTERNATIONAL FUND                       $  4,322         $  6,664         $  5,334

         BERGER IPT - LARGE CAP VALUE FUND(1)                  $      0         $      0         $      0

         BERGER IPT - MID CAP VALUE FUND(1)                    $      0         $      0         $      0

(1)  The Fund was not added as a series of the Trust until December 31, 2001.

                  The Investment Advisory Agreement that each Fund has with its adviser and the Sub-Advisory Agreement with the sub-adviser, authorizes and directs the adviser (or sub-adviser) to place portfolio transactions for the Fund only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates. However, each Agreement specifically authorizes the adviser (or sub-adviser) to place such transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if the adviser (or sub-adviser) determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of the adviser (or sub-adviser). Accordingly, the adviser (or sub-adviser) does not have an obligation to seek the lowest available commission.




                  In accordance with this provision of the Agreement, portfolio brokerage business of each Fund may be placed with brokers who provide useful brokerage and research services to the adviser or, where applicable, the sub-adviser. The Fund's adviser or sub-adviser may consider the value of research provided as a factor in the choice of brokers. "Research" includes computerized on-line stock quotation systems and related data feeds from stock exchanges, computerized trade order entry, execution and confirmation systems, fundamental and technical analysis data and software, computerized stock market and business news services, economic research, account performance data and computer hardware used for the receipt of electronic research services and broker and other third-party equity research, such as publications or writings that furnish advice as to the value of securities and advisability of investing, and analyses and reports concerning issuers, industries, securities, market trends and portfolio strategies. Research may be provided orally, in print or electronically. These include a service used by the independent directors or trustees of the Funds in reviewing the Investment Advisory Agreements.

                  In some cases, a product or services termed "research" may serve other functions unrelated to the making of investment decisions. When a product has such a mixed use, the adviser or sub-adviser will make a good faith allocation of the cost of the product according to the use made of it. The portion of the product that assists the adviser or sub-adviser in the investment decision-making process may be paid for with a Fund's commission dollars. The adviser or sub-adviser pays for the portion of the product that is not "research" with its own Funds. Accordingly, the decision whether and how to allocate the costs of such a product presents a conflict of interest for the adviser or sub-adviser.

                  The Funds' advisers and sub-advisers do not enter into formal agreements with any brokers regarding the placement of securities transactions because of any such brokerage or research services that they provide. An adviser or sub-adviser may, however, make arrangements with and maintain internal procedures for allocating transactions to brokers who provide such services to encourage them to provide services expected to be useful to the adviser's or sub-adviser's clients, including the Funds. Brokers may suggest a level of business they would like to receive in return for the brokerage and research they provide. The adviser or sub-adviser then determines whether to continue receiving the research and brokerage provided and the approximate amount of commissions it is willing to pay to continue the brokerage and research arrangement with each broker. The actual amount of commissions a broker may receive may be more or less than a broker's suggested allocations, depending on the adviser's or sub-adviser's level of business, market conditions and other relevant factors. Even under these arrangements, however, the placement of all Fund transactions, must be consistent with the Funds' brokerage placement and execution policies, and must be directed to a broker who renders satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates.

                  During the fiscal year ended December 31, 2001, of the brokerage commissions paid by the Funds, the following amounts were paid to brokers who provided to the Funds selected brokerage or research services prepared by the broker or subscribed or paid for by the broker on behalf of the
Funds:


   FUND                                          AMOUNT OF TRANSACTIONS     AMOUNT OF COMMISSIONS
   ----                                          ----------------------     ---------------------
   Berger IPT - Growth Fund                           $ 4,946,733               $     8,778

   Berger IPT - Large Cap Growth Fund                 $30,160,585               $    44,005

   Berger IPT - Small Company Growth Fund             $ 8,843,192               $    23,738

   Berger IPT - International Fund                    $         0               $         0

   Berger IPT - Large Cap Value Fund(1)               $         0               $         0

   Berger IPT - Mid Cap Value Fund(1)                 $         0               $         0

(1)  The Fund was not added as a series of the Trust until December 31, 2001.

                  These brokerage and research services received from brokers are often helpful to the adviser or sub-adviser in performing its investment advisory responsibilities to the Funds, and the availability of such services from brokers does not reduce the responsibility of the adviser's or sub-adviser's advisory personnel to analyze and evaluate the securities in which the Funds invest. The brokerage and research services obtained as a result of the Funds' brokerage business also will be useful to the adviser or sub-adviser in making investment decisions for its other advisory accounts, and, conversely, information obtained by reason of placement of brokerage business of such other accounts may be used by the adviser or sub-adviser in rendering investment advice to the Funds. Although such brokerage and research services may be deemed to be of value to the adviser or sub-adviser, they are not expected to decrease the expenses that the adviser or sub-adviser would otherwise incur in performing its investment advisory services for the Funds nor will the advisory fees that are received by the adviser or sub-adviser from the Funds be reduced as a result of the availability of such brokerage and research services from brokers.

                  The trustees of each of the Funds have authorized portfolio transactions to be placed on an agency basis through DSTS, a wholly owned broker-dealer subsidiary of DST. When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS. DSTS may be considered an affiliate of BFG due to the ownership interest of Stilwell in both DST and BFG.

                 DSTS COMMISSIONS AND RELATED EXPENSE REDUCTIONS



                                        DSTS
                                     COMMISSIONS    REDUCTION IN         DSTS        REDUCTION IN         DSTS         REDUCTION IN
                                        PAID        EXPENSES FYE   COMMISSIONS PAID  EXPENSES FYE   COMMISSIONS PAID   EXPENSES FYE
                                    FYE 12/31/01     12/31/01(1)     FYE 12/31/00     12/31/00(1)     FYE 12/31/99     12/31/99(1)
                                    ------------    ------------   ----------------  ------------   ----------------   -----------
  Berger IPT - Growth Fund              $114           $ 86              $  0           $  0              $856            $642

  Berger IPT - Large Cap Growth
     Fund                               $534           $401              $  0           $  0              $787            $590

  Berger IPT - Small Company Growth
     Fund                               $111           $ 83              $  0           $  0              $  0            $  0

  Berger IPT - International
     Fund                               $  0           $  0              $  0           $  0              $  0            $  0

  Berger IPT - Large Cap Value
     Fund(2)                            $  0           $  0              $  0           $  0              $  0            $  0

  Berger IPT - Mid Cap Value
     Fund(2)                            $  0           $  0              $  0           $  0              $  0            $  0
                                        ====           ====              ====           ====              ====            ====

(1) No portion of the commission is retained by DSTS. Difference between commissions paid through DSTS and reduction in expenses constitute commissions paid to an unaffiliated clearing broker.

(2)  The Fund was not added as a series of the Trust until December 31, 2001.

                  Each Fund's adviser or sub-adviser places securities orders with a limited number of major institutional brokerage firms chosen for the reliability and quality of execution; commission rates; quality of research coverage of major U.S. companies, the U.S. economy and the securities markets; promptness; back office capabilities; capital strength and financial stability; prior performance in serving the adviser and its clients; and knowledge of other buyers and sellers. The adviser or sub-adviser selects the broker for each order based on the factors stated, as well as the size, difficulty and other characteristics of the order. The trustees of each Fund have authorized sales by a broker-dealer of variable insurance contracts that permit allocation of contract values to one or more of the Funds to be considered as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. In addition, the adviser or sub-adviser may also consider payments made by brokers to a Fund or to other persons on behalf of a Fund for services provided to the Fund for which it would otherwise be obligated to pay, such as transfer agency fees. In placing portfolio business with any such broker or dealer, the advisers and sub-adviser of the Funds will seek the best execution of each transaction.

                  During the fiscal year ended December 31, 2001, Berger IPT - Large Cap Growth Fund and Berger IPT - International Fund acquired securities of the Funds' regular broker dealers. As of December 31, 2001, these Funds owned the following securities of its regular broker-dealers with the following values:


          FUND                                        BROKER/DEALER                     VALUE           SECURITY
          ----                                        -------------                     -----           --------
Berger IPT - Large Cap Growth Fund            Morgan Stanley Dean Witter & Co.       $  406,124       Common Stock
                                              Citigroup, Inc.                           861,845       Common Stock

Berger IPT - International Fund               Prudential Corp. PLC                   $   88,586       Common Stock
                                              Reuters Group PLC                          40,038       Common Stock

7.                PURCHASING AND REDEEMING SHARES OF THE FUND

                  Shares of the Funds are sold by the Funds on a continuous basis to separate accounts of Participating Insurance Companies or to qualified plans. Investors may not purchase or redeem shares of the Funds directly, but only through variable insurance contracts offered through the separate accounts of Participating Insurance Companies or through qualified retirement plans. You should refer to the applicable Separate Account Prospectus or your plan documents for information on how to purchase or surrender a contract, make partial withdrawals of contract values, allocate contract values to one or more of the Funds, change existing allocations among investment alternatives, including the Funds, or select specific Funds as investment options for a qualified plan. No sales charge is imposed upon the purchase or redemption of shares of the Funds. Sales charges for the variable insurance contracts or qualified plans are described in the relevant Separate Account Prospectuses or plan documents.

                  Fund shares are purchased or redeemed at the net asset value per share next computed after receipt of a purchase or redemption order by a Fund, its authorized agent or its designee.

8.                SUSPENSION OF REDEMPTION RIGHTS

                  The Funds may not suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption of any redeemable shares for more than seven days except for any period during which the New York Stock Exchange (the "Exchange") is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted or when there is an emergency as determined by the Securities and Exchange Commission as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of investors of a Fund.

                  Each Fund intends to redeem its shares only for cash, although it retains the right to redeem its shares in-kind under unusual circumstances, in order to protect the interests of the remaining investors, by the delivery of securities selected from its assets at its discretion. Each Fund is, however, governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one investor. For purposes of this threshold, each underlying account holder whose shares are held of record in certain omnibus accounts is treated as one investor. Should redemptions by any investor during any 90-day period exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming investor generally will incur brokerage costs in converting the assets to cash. The redeeming investor may have difficulty selling the securities and recovering the amount of the redemption if the securities are illiquid. The method of valuing securities used to make redemption in-kind will be the same as the method of valuing portfolio securities described under Section 9.

9.                HOW THE NET ASSET VALUE IS DETERMINED

                  The net asset value of each Fund is determined once daily, at the close of the regular trading session of the Exchange (normally 4:00 p.m., Eastern time, Monday through Friday) each day that the Exchange is open. The Exchange is closed and the net asset value of the Funds is not determined on weekends and on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day each year. The per share net asset value of each Fund is determined by dividing the total value of its securities and other assets, less liabilities, by the total number of shares outstanding.

                  In determining net asset value, securities listed or traded primarily on national exchanges, The Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at the mean of their current bid and asked prices. Securities that are traded in the over-the-counter market are valued at the mean between their current bid and asked prices. The market value of individual securities held by each Fund will be determined by using prices provided by pricing services that provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Short-term money market securities maturing within 60 days are valued on the amortized cost basis, which approximates market value. All assets and liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers shortly before the close of the Exchange. Securities and assets for which quotations are not readily available or are not representative of market value may be valued at their fair value determined in good faith pursuant to consistently applied procedures established by the trustees. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid.

                  Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the net asset value of the shares of a Fund are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the securities may be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the trustees.

                  A Fund's securities may be listed primarily on foreign exchanges or over-the-counter dealer markets which may trade on days when the Exchange is closed (such as a customary U.S. holiday) and on that the Fund's net asset value is not calculated. As a result, the net asset value of a Fund may be significantly affected by such trading on days when investors cannot purchase or redeem shares of the Fund.

10.               INCOME DIVIDENDS, CAPITAL GAINS,
                  DISTRIBUTIONS AND TAX TREATMENT

                  Each Fund intends to qualify to be treated as a separate regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If it qualifies and meets certain minimum distribution requirements, the Funds generally will not be liable for federal income tax on the amount of their earnings that are timely distributed. If a Fund distributes annually less than 98% of its income and gain, under certain circumstances, it may be subject to a nondeductible excise tax equal to 4% of the shortfall.

                  Each Fund intends to restrict sales of its shares to Participating Insurance Companies and qualified plans so as to qualify for "look-through" treatment under the investment diversification requirements of Code Section 817(h) that apply to certain insurance company separate accounts. Each Fund also intends to manage its investments in accordance with the diversification requirements of Code Section 817(h) so that any separate account, or segregated asset account thereof, that holds shares in any of the Funds as its sole asset will comply with those requirements. For further information concerning federal income tax consequences for the owners of variable insurance contracts and qualified plan participants, consult the appropriate Separate Account Prospectus or plan documents.

                  All dividends or capital gains distributions paid by a Fund will be automatically reinvested in shares of that Fund at the net asset value on the ex-dividend date, unless an election is made on behalf of a separate account or qualified plan to receive distributions in cash. The tax treatment of distributions made to any investor will depend on the investor's tax status.

                  The amount, timing and character of a Fund's income may be affected by certain special U.S. tax rules that may apply to foreign or other investments of a Fund. Any income received by a Fund from foreign investments may also be subject to foreign income, withholding or other taxes.

11.               PERFORMANCE INFORMATION

                  From time to time in advertisements, the Fund may discuss its performance ratings as published by recognized mutual fund statistical services, such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc. or Value Line Investment Survey or by publications of general interest such as The Wall Street Journal, Investor's Business Daily, Money, Barron's, Financial World or Kiplinger's Personal Finance Magazine. In addition, the Fund may compare its performance to that of recognized broad-based securities market indices, including the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, the Wilshire 5000 Index, the Russell 2000 Stock Index, Russell 1000 Growth Index, Russell Mid Cap Growth, Russell 2000 Growth Index, Russell 3000 Growth Index, Russell 2000 Value Index, Russell Mid Cap Value Index, the Standard & Poor's 400 Mid-Cap Index, the Standard & Poor's 600 Small Cap Index, Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index, the Dow Jones World Index, the Standard & Poor's/BARRA Value Index, the Nasdaq Composite Index, the Nasdaq 100, the Lehman Brothers Intermediate Term Government/Corporate Bond Index or the InformationWeek 100 Index, or more narrowly based or blended indices that reflect the market sectors in which that Fund invests.

                  The total return of each Fund is calculated for any specified period of time by assuming the purchase of shares of the Fund at the net asset value at the beginning of the period. Each dividend or other distribution paid by the Fund is assumed to have been reinvested at the net asset value on the reinvestment date. The total number of shares then owned as a result of this process is valued at the net asset value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value.

                  Each Fund's total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same total return if the Fund's performance had been constant over the entire period. Total return figures are based on the overall change in value of a hypothetical investment in each Fund. Because average annual total returns for more than one year tend to smooth out variations in the Fund's return, investors should recognize that such figures are not the same as actual year-by-year results.

                  All performance figures for the Funds are based upon historical results and do not assure future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                  Quotations of average annual total return for the Funds will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 3, 5 and 10 years (or the life of the Fund, if shorter). These are the rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula:

                                         n
                                 P(1 + T)  = ERV

               Where P     = a hypothetical initial payment of $1,000

                     T     = the average annual total return

                     n     = the number of years

                     ERV   = the ending redeemable value of a hypothetical
                             $1,000 payment made at the beginning of the period).

                  All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

                  A Fund's total return includes the effect of deducting that Fund's expenses, but does not include any charges and expenses attributable to a particular variable insurance contract or qualified plan. Because shares of the Funds can be purchased only through a variable insurance contract or qualified plan, the Funds' total return data should be reviewed along with the description of charges and expenses contained in the applicable Separate Account Prospectus or plan documents. Total return for a Fund must always be accompanied by, and reviewed with, comparable total return data for an associated separate account, or data that would permit evaluation of the magnitude of charges and expenses attributable to the contract or plan that are not reflected in the Fund's total return.

                  Each Fund has the same investment objective and follows similar investment strategies as a Berger retail fund. The Berger retail fund has the same investment adviser and sub-advisers as the corresponding Funds offered under this Prospectus. The same persons who serve as portfolio managers of the Funds also serve as portfolio managers of the corresponding Berger retail funds.

                  Set forth in the Prospectus is average annual total return data for each of the Funds, with the exception of the Berger IPT - Large Cap Value Fund and Berger IPT - Mid Cap Value Fund, which commenced operations on December 31, 2001. Also set forth is total return information for each of the corresponding Berger retail funds (with the exception of the Berger Large Cap Value Fund, which commenced operations on September 28, 2001 and has no corresponding performance information available to date), calculated as described above. Investors should not consider the performance data for the corresponding Berger retail funds as a substitute for the performance of the Funds offered under the Prospectus, nor as an indication of the past or future performance of the Funds. The performance figures in the Prospectus reflect the deduction of the historical fees and expenses paid by the Berger retail funds, and not those paid or to be paid by these Funds. Performance data for the Funds also reflects fee waivers and/or expense reimbursements by the Funds' adviser, without which performance would be lower. In addition, the figures do not reflect the deduction of charges or expenses attributable to variable insurance contracts or qualified plans invested in the Funds. As discussed above, investors should refer to the applicable Separate Account Prospectus or qualified plan documents accompanying this Prospectus for information pertaining to such contract charges and expenses and, in the case of a Separate Account Prospectus for a variable annuity contract, to the hypothetical performance data in that prospectus that illustrate the impact of contract charges and loads on the returns shown below. Each Fund and its corresponding Berger retail fund will be managed separately and the investments and investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemption of Fund shares may result in different security selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings.

                  In conjunction with performance reports, comparative data between a Fund's performance for a given period and other types of investment vehicles may be provided. A Fund's performance is based upon amounts available for investment under variable insurance contracts of Participating Insurance Companies or available for allocation to a qualified plan account, rather than upon premiums paid or contributions by contract owners or plan participants. Consequently the Fund's total return data does not reflect the impact of sales loads (whether front-load or deferred) or other contract or plan charges deducted from premiums or from the assets of the separate accounts or qualified plans that invest in the Fund. Such sales loads and charges may be substantial and may vary widely among Participating Insurance Companies and qualified plans. Accordingly, the total return data for the Funds is most useful for comparison with comparable data for other investment options under the same variable insurance contract or qualified plan.

                  Comparisons of the Funds' total returns to those of other investment vehicles are useful in evaluating the historical portfolio management performance of the Funds' investment adviser. However, such comparisons should not be mistaken for comparisons of the returns from the purchase of a variable insurance contract of a Participating Insurance Company, or investment in a qualified plan, to the purchase of another investment vehicle. The Funds' total return data should be reviewed along with comparable total return data for an associated separate account or in conjunction with data (such as the data contained in personalized, hypothetical illustrations of variable life insurance contracts) that would permit evaluation of the magnitude of charges and expenses attributable to the contract or plan that are not reflected in the Funds' total return data.

AVERAGE ANNUAL TOTAL RETURNS

                  The average annual total return for each of the Funds for various periods ending December 31, 2001, are shown on the following table:


FUND                                                   1-YEAR          3-YEAR          5-YEAR      LIFE OF FUND
----                                                   ------          ------          ------      ------------
    Berger IPT - Growth Fund                           (32.51)%        (6.01)%          1.89%              2.36%
                                                                                                  (since 5/1/96)

    Berger IPT - Large Cap Growth Fund                 (25.26)%         1.99%          10.64%             11.43%
                                                                                                  (since 5/1/96)

    Berger IPT - Small Company Growth Fund             (33.47)%         5.98%           8.01%              6.93%
                                                                                                  (since 5/1/96)

    Berger IPT - International Fund                    (20.27)%        (2.04)%           N/A               1.43%
                                                                                                  (since 5/1/97)

12.               ADDITIONAL INFORMATION

FUND ORGANIZATION

                  The Funds are separate series or portfolios established under the Berger Institutional Products Trust, a Delaware business trust organized under the Delaware Business Trust Act on October 17, 1995. The Berger IPT - Growth Fund, the Berger IPT - Large Cap Growth Fund and the Berger IPT - Small Company Growth Fund were established under the Trust on October 17, 1995. The Berger IPT - International Fund was established under the Trust in April 1997. The Berger IPT - Large Cap Value Fund and the Berger IPT - Mid Cap Value Fund were established under the Trust in August 2001. The Berger IPT - Growth Fund was known as the Berger IPT - 100 Fund from its inception to January 31, 2000 when it changed its name. The Berger IPT - Large Cap Growth Fund was known as the Berger IPT - Growth and Income Fund from its inception until May 1, 2001 when it changed its name. Berger IPT - Small Company Growth Fund(R) was registered as a trademark in August 1998.

                  The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, there are seven series established under the Trust, some of which are covered in a separate prospectus and SAI. Others may be added in the future. The Trust is also authorized to establish multiple classes of shares representing differing interests in an existing or new series. Shares of the Funds are fully paid and nonassessable when issued. Each share has a par value of $.01. All shares issued by each Fund participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of its liquidation.

                  DELAWARE BUSINESS TRUST INFORMATION. Under Delaware law, investors of the Funds organized as a series of a Delaware Business Trust will enjoy the same limitations on personal liability as extended to stockholders of a Delaware corporation. Further, the Trust Instrument of the Trust provides that no investor shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for or otherwise existing with respect to, the Trust or any particular series (fund) of the Trust. However, the principles of law governing the limitations of liability of beneficiaries of a business trust have not been authoritatively established as to business trusts organized under the laws of one jurisdiction but operating or owning property in other jurisdictions. In states that have adopted legislation containing provisions comparable to the Delaware Business Trust Act, it is believed that the limitation of liability of beneficial owners provided by Delaware law should be respected. In those jurisdictions that have not adopted similar legislative provisions, it is possible that a court might hold that the investors of the Trust are not entitled to the limitations of liability set forth in Delaware law or the Trust Instrument and, accordingly, that they may be personally liable for the obligations of the Trust.

                  In order to protect investors from such potential liability, the Trust Instrument requires that every written obligation of the Trust or any series thereof contain a statement to the effect that such obligation may only be enforced against the assets of the Trust or such series. The Trust Instrument also provides for indemnification from the assets of the relevant series for all losses and expenses incurred by any investor by reason of being or having been a investor, and that the Trust shall, upon request, assume the defense of any such claim made against such investor for any act or obligation of the relevant series and satisfy any judgment thereon from the assets of that series.

                  As a result, the risk of an investor of any Fund incurring financial loss on account of investor liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Trust believes that the risk of personal liability to investors of any of the Funds is remote. The trustees intend to conduct the operations of the Trust and the Funds so as to avoid, to the extent possible, liability of investors for liabilities of the Trust or the Funds.

                  CORPORATE GOVERNANCE AND OTHER INFORMATION PERTAINING TO THE FUNDS. None of the Funds or the Trust is required to hold annual investor meetings unless required by the Investment Company Act of 1940 or other applicable law or unless called by the trustees. If investors owning at least 10% of the outstanding shares of the Trust so request, a special investor meeting of the Trust will be held for the purpose of considering the removal of a trustee. Special meetings will be held for other purposes if the holders of at least 25% of the outstanding shares of the Trust so request. Subject to certain limitations, the Trust will facilitate appropriate communications by investors desiring to call a special meeting for the purpose of considering the removal of a trustee.

                  Investors of the Funds and, where applicable, the other series/classes of the Trust, generally vote separately on matters relating to those respective series/classes, although they vote together and with the holders of any other series/classes of the Trust in the election of trustees of the Trust and on all matters relating to the Trust as a whole. Each full share of each Fund has one vote.

                  Shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so and, in such event, the holders of the remaining less than 50% of the shares voting for the election of trustees will not be able to elect any person or persons as trustees.

                  Shares of the Funds have no preemptive rights. There are no sinking funds or arrearage provisions, which may affect the rights of the Fund shares. Fund shares have no subscription rights or conversion rights. Shares of the Funds may be transferred by endorsement, or other customary methods, but none of the Funds are bound to recognize any transfer until it is recorded on its books.

                  Under governing separate law, each Fund may enter into a variety of corporate transactions, such as reorganizations, conversions, mergers and asset transfers, or may be liquidated. Any such transaction would be subject to a determination of the Trustees that the transaction was in the best interests of the Fund and its investors, and may require obtaining investor approval.

                  The separate accounts of the Participating Insurance Companies and the trustees of the qualified plans invested in the Funds, rather than individual contract owners or plan participants, are the investors of the Funds. However, each Participating Insurance Company or qualified plan will vote such shares as required by law and interpretations thereof, as amended or changed from time to time. Under current law, a Participating Insurance Company is generally required to request voting instructions from its contract owners and must vote Fund shares held by each of its separate accounts in proportion to the voting instructions received. Additional information about voting procedures is contained in the applicable Separate Account Prospectuses.

                  Each Fund sells its shares only to certain qualified retirement plans and to variable annuity and variable life insurance separate accounts of insurance companies that are unaffiliated with BFG and that may be unaffiliated with one another. The Funds currently do not foresee any disadvantages to policy owners arising out of the fact that each Fund offers its shares to such entities. Nevertheless, the trustees intend to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response to such conflicts. If a conflict occurs, the trustees may require one or more insurance company separate accounts or plans to withdraw its investments in one or more of the Funds and to substitute shares of another Fund. As a result, a Fund may be forced to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any Fund to any separate account or qualified plan or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is deemed by the Fund to be in the best interests of the investors of the Fund.

                  Owners of variable insurance contracts and qualified plan administrators will receive annual and semiannual reports including the financial statements of the Funds in which contract values or qualified plan assets are invested. Each report will show the investments owned by each Fund and the market values thereof, as well as other information about the Funds and their operations.

PRINCIPAL INVESTORS

                  Insofar as the management of the Funds is aware, as of March 31, 2001, no person owned, beneficially or of record, more than 5% of the outstanding shares of any of the Funds, except for the following:


    OWNER                                      FUND                                      PERCENTAGE
    -----                                      ----                                      ----------
    Conseco Variable Insurance Co.             Berger IPT - Growth Fund                     93.29%
    ("Conseco")
    11825 North Pennsylvania Street            Berger IPT - Large Cap Growth Fund           99.51%
    Carmel, IN  46032
                                               Berger IPT - Small Company Growth Fund       33.79%

                                               Berger IPT - International Fund(1)           47.13%

    Berger Financial Group LLC                 Berger IPT - Large Cap Value Fund            99.95%
    210 University Blvd.
    Denver, CO 80206                           Berger IPT - Mid Cap Value Fund              99.95%

    Ameritas Life Insurance Corp               Berger IPT - Growth Fund                      5.48%
    5900 O Street
    Lincoln, NE 68510

    BMA Variable Annuity                       Berger IPT - International Fund              19.65%
    BMA Tower
    P. O. Box 419458
    Kansas City, MO 64141

    Great West Life & Annuity                  Berger IPT - Small Company Growth Fund       46.77%
    Insurance Co  ("Great West")
    8515 E. Orchard Road
    Englewood, CO 80111

    AIG Life Insurance Company                 Berger IPT - Small Company Growth Fund        5.98%
    1 Alico Plaza
    Wilmington, DE 19801

    Canada Life Insurance Co. of America       Berger IPT - Small Company Growth Fund        5.26%
    330 University Ave.
    Toronto Ontario Canada M5G1R8              Berger IPT - International Fund              17.25%

    Allmerica Financial (TPA)                  Berger IPT - International Fund               5.50%
    Canada Life Insurance Company of
    America
    440 Lincoln Street
    Worcester, MA 01653

    Fidelity Security Life                     Berger IPT - International Fund               9.66%
    3130 Broadway Street
    Kansas City, MO 64111

(1) THE SHARES OWNED OF RECORD BY CONSECO VARIABLE INSURANCE COMPANY INCLUDE SHARES ATTRIBUTABLE TO A VARIABLE ANNUITY CONTRACT OWNED BY BFG, WHICH CONSTITUTES 35.06% OF THE OUTSTANDING SHARES OF THE FUND. BFG IS A NEVADA LIMITED LIABILITY COMPANY THAT PROVIDED INITIAL CAPITAL TO ESTABLISH THE TRUST. AS A RESULT OF ITS CURRENT SHARE OWNERSHIP, BFG MAY BE DEEMED TO CONTROL THE BERGER IPT - INTERNATIONAL FUND.

                  Any person owning more than 25% of the outstanding securities of a Fund may be deemed to control it. Conseco and Great West are believed to hold their shares of the Funds as nominees for the benefit of their clients.

                  In addition, as of March 31, 2002, Conseco owned of record 59.44% of all the outstanding shares of the Berger Institutional Products Trust, of which the Funds are outstanding series.

DISTRIBUTION

                  Berger Distributors LLC, as the Funds' Distributor, is the principal underwriter of the Funds' shares. The Distributor is a wholly owned subsidiary of BFG. The Distributor is a registered broker-dealer under the

Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The Distributor acts as the agent of the Funds in connection with the sale of the Funds' shares in all states in which the shares are eligible for sale and in which the Distributor is qualified as a broker-dealer. Janice M. Teague, Vice President and Secretary of the Distributor, is also Vice President and Assistant Secretary of the Funds. Brian Ferrie, Vice President and Chief Financial Officer of the Distributor, is also Vice President of the Funds. Anthony Bosch, Vice President and Chief Compliance Officer of the Distributor is also Vice President of the Funds. Sue Vreeland, Assistant Secretary of the Distributor, is also Secretary of the Funds.

                  The Trust, on behalf of each Fund, and the Distributor are parties to a Distribution Agreement that continues through April 2003, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees of the Trust who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Trust or the Distributor. The Distribution Agreement is subject to termination by a Fund or the Distributor on 60 days' prior written notice, and terminates automatically in the event of its assignment. The Funds' offerings are continuous, and, under the Distribution Agreement, the Distributor continuously offers the shares of the Fund and solicits orders to purchase Fund shares at net asset value. The Distributor is not compensated for its services under the Distribution Agreement, but may be reimbursed by BFG for its costs in distributing Fund shares.

OTHER INFORMATION

                  The Trust has filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities of the Funds, of which this Statement of Additional Information is a part. If further information is desired with respect to any of the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

                  Davis Graham & Stubbs LLP, 1550 Seventeenth Street, Suite 500, Denver, Colorado, acts as counsel to the Trust and the Funds.

INDEPENDENT ACCOUNTANTS

                  PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado, acted as independent accountants to the Funds for the fiscal year ended December 31, 2001. In that capacity, PricewaterhouseCoopers LLP audited the financial statements of the Funds referenced below under "Financial Statements" and assisted the Funds in connection with the preparation of their 2000 income tax returns.

                  PricewaterhouseCoopers LLP has been appointed to act as independent accountants for the Funds for the fiscal year ended December 31, 2002. In that capacity, PricewaterhouseCoopers LLP will audit the financial statements of the Funds and assist the Funds in connection with the preparation of their 2001 income tax returns.

FINANCIAL STATEMENTS

                  A copy of the Annual Report referenced below is enclosed with this SAI. Additional copies of that Annual Report may be obtained upon request without charge at bergerfunds.com, by calling the Funds at 1-800-259-2820, or by contacting a Participating Insurance Company.

                  The following financial statements for each of the Funds are incorporated herein by reference from the Annual Report to Shareholders of the Funds dated December 31, 2001, in each case along with the Report of Independent Accountants thereon dated February 4, 2002.

                  Schedule of Investments as of December 31, 2001

                  Statements of Assets and Liabilities as of December 31, 2001

                  Statements of Operations each of the periods indicated

                  Statements of Changes in Net Assets for each of the periods indicated

                  Notes to Financial Statements, December 31, 2001

                  Financial Highlights for each of the periods indicated

                                   APPENDIX A


 HIGH-YIELD/HIGH RISK SECURITIES

         Each of the Funds may invest in convertible securities of any quality, including unrated securities or securities rated below investment grade (Ba or lower by Moody's, BB or lower by S&P). However, a Fund will not purchase any security in default at the time of purchase. None of the Funds will invest more than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade.

         Securities rated below investment grade are subject to greater risk that adverse changes in the financial condition of their issuers or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of their issuers to make payments of interest and principal or dividends. The market prices of lower grade securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to economic changes or individual corporate developments. Periods of economic uncertainty and change can be expected to result in volatility of prices of these securities. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by poor economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high-yield/high-risk bonds. In the event of an unanticipated default, a Fund will experience a reduction in its income and could expect a decline in the market value of the securities affected. The prices of these securities may be more volatile and the markets for them may be less liquid than those for higher-rated securities.

         Unrated securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Unrated securities will be included in a Fund's percentage limits for investments rated below investment grade, unless the Fund's adviser deems such securities to be the equivalent of investment grade. If securities purchased by a Fund are downgraded following purchase, or if other circumstances cause the Fund to exceed its percentage limits on assets invested in securities rated below investment grade, the director or trustees of the Fund, in consultation with the Fund's adviser, will determine what action, if any, is appropriate in light of all relevant circumstances.

         Relying in part on ratings assigned by credit agencies in making investments will not protect a Fund from the risk that the securities will decline in value, since credit ratings represent evaluations of the safety of principal, dividend and/or interest payments, and not the market values of such securities. Moreover, such ratings may not be changed on a timely basis to reflect subsequent events.

         Although the market for high-yield debt securities has been in existence for many years and from time to time has experienced economic downturns, this market has involved a significant increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high-yield debt securities market, particularly during periods of economic recession.

         Expenses incurred in recovering an investment in a defaulted security may adversely affect a Fund's net asset value. Moreover, the reduced liquidity of the secondary market for such securities may adversely affect the market price of, and the ability of a Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations.

CORPORATE BOND RATINGS

         The ratings of fixed-income securities by Moody's and Standard & Poor's are a generally accepted measurement of credit risk. However, they are subject to certain limitations. Ratings are generally based upon historical events and do not necessarily reflect the future. In addition, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

KEY TO MOODY'S CORPORATE RATINGS

         Aaa-Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa-Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A-Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa-Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba-Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds of this class.

         B-Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa-Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca-Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C-Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

KEY TO STANDARD & POOR'S CORPORATE RATINGS

         AAA-Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A-Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC AND C-Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by the large uncertainties or major risk exposures to adverse conditions.

         C1-The rating C1 is reserved for income bonds on which no interest is being paid.

         D-Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

         PLUS (+) OR MINUS (-)-The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                              JANUS | ASPEN SERIES


                               2001 ANNUAL REPORT

                          Janus Aspen Growth Portfolio

                     Janus Aspen Aggressive Growth Portfolio

                   Janus Aspen Capital Appreciation Portfolio

                        Janus Aspen Core Equity Portfolio

                         Janus Aspen Balanced Portfolio

                     Janus Aspen Growth and Income Portfolio

                      Janus Aspen Strategic Value Portfolio

                   Janus Aspen International Growth Portfolio

                     Janus Aspen Worldwide Growth Portfolio

                   Janus Aspen Global Life Sciences Portfolio

                     Janus Aspen Global Technology Portfolio

                       Janus Aspen Global Value Portfolio

                      Janus Aspen Flexible Income Portfolio

                       Janus Aspen Money Market Portfolio

                                  [LOGO] JANUS

Table of Contents

     JANUS ASPEN SERIES

       From Tom Bailey ...............................................   1

       Portfolio Managers' Commentaries and Schedules of Investments

         Growth Portfolio ............................................   2

         Aggressive Growth Portfolio .................................   6

         Capital Appreciation Portfolio ..............................  10

         Core Equity Portfolio .......................................  13

         Balanced Portfolio ..........................................  17

         Growth and Income Portfolio .................................  23

         Strategic Value Portfolio ...................................  27

         International Growth Portfolio ..............................  30

         Worldwide Growth Portfolio ..................................  35

         Global Life Sciences Portfolio ..............................  40

         Global Technology Portfolio .................................  43

         Global Value Portfolio ......................................  47

         Flexible Income Portfolio ...................................  50

         Money Market Portfolio ......................................  54

       Statements of Assets and Liabilities ..........................  56

       Statements of Operations ......................................  58

       Statements of Changes in Net Assets ...........................  60

       Financial Highlights ..........................................  64

       Notes to Schedules of Investments .............................  75

       Notes to Financial Statements .................................  76

       Explanations of Charts, Tables
         and Financial Statements ....................................  83

       Trustees and Officers .........................................  86

       Report of Independent Accountants .............................  89

[LOGO] JANUS                                             THOMAS H. BAILEY
                                                         CHIEF EXECUTIVE OFFICER

While our results reflect a difficult year overall, recently there have been signs of improvement. Both the market and the economy have shown intermittent signs of strength in recent months, and we are encouraged that many of our funds finished the final three months of the year with solid performance.

Only 18 months ago we were still enjoying the longest peacetime expansion in U.S. history and a phenomenal bull market that didn't seem to have an upper bound. Today, with the S&P 500 Index still 25% off its March 2000 peak and the Nasdaq Composite down more than twice that amount, we can only describe what has been, without question, a downturn of truly immense proportions.

The Federal Reserve recognized the sudden slowdown in economic growth for what it was - a threat to the U.S. and world economies that was virtually unprecedented in its scope and speed. For that reason the central bank embarked on the most aggressive rate cutting campaign in its history, and although the economy has shown only tentative signs of recovery, we are encouraged by the notion that the stock market has rarely failed to react - and react strongly - to the Fed's powerful medicine.

Furthermore, we believe those companies that survive the storm will emerge stronger for the experience - leaner, hungrier and in a much better competitive position than before the downturn. Meanwhile, the market's extended decline has left many outstanding franchises trading at levels that, frankly, haven't been seen in years.

For our part, we are doing everything we can to ensure that the last 18 months will remain an anomaly in the greater context of our solid long-term performance record. Within the portfolios, we're focusing our efforts in areas such as media, healthcare and financial services, looking for individual companies we feel are best prepared to endure in the face of continued uncertainty. We've also looked deeper into areas such as technology, analyzing spending trends to determine exactly which firms may benefit most from today's economic and political realities.

Operationally, we've made refinements as well. We continued to increase the depth of our analytical team in 2001 and have continued recruiting aggressively even as other firms in the industry have scaled back. Furthermore, in an effort to push forward the research intensive culture that defines everything we do at Janus, Jim Goff will be stepping up as Director of Research. As one of Janus' original analysts, his ability to finely dissect a company's balance sheet, inquisitive nature and natural mentoring capabilities will help our 43-person analytical team grow their own capabilities and impact on the portfolios.

At the same time, Helen Young Hayes will assume the role as Managing Director of Investments. She is a proven leader who has exhibited proven results and a long-term legacy of success. Helen and Jim will work very closely together to ensure that Janus' research effort continues to function efficiently and with a high degree of excellence. We expect that this effort will be at the root of Janus' continued success over the years.

We made these changes because our continued commitment to the same kind of fundamental research that has always defined our investment process demands it. And, as always, the driver for each individual investment continues to be our rigorous stock selection process - one that has been developed and honed over a period of more than 30 years.

We're convinced that this unwavering commitment will restore performance to the levels you expect from Janus.

Thank you for your continued confidence and investment.


/s/ Tom

Tom Bailey
CEO

Past performance does not guarantee future results.
There is no assurance that the investment process will consistently lead to successful investing.



                                        JANUS ASPEN SERIES / DECEMBER 31, 2001 1

JANUS ASPEN GROWTH PORTFOLIO

[PHOTO]
Blaine Rollins
portfolio manager

For the 12-month period ended December 31, 2001, Janus Aspen Growth Portfolio lost 24.73% for its Institutional Shares and declined 24.90% for its Service Shares while its benchmark, the Standard & Poor's 500 Index, dropped 11.88%.(1)

Unquestionably, 2001 was a disappointment, and I'm not happy to report the Portfolio's failure to meet your expectations and mine. It has been a challenging 12 months as the economy slowed, came to a near halt following the terrorist attacks of September 11, and then started to show signs of life in the fourth quarter. While some of our positions suffered as a result of poor execution in a difficult economy, others were slow to recover after a wave of reactionary selling. Nevertheless, our investment strategy remains unchanged, and we are committed to companies that our research indicates have the best business models and superior management teams.

In the year's closing months, the stock market rallied in anticipation of a 2002 recovery, but the economy was still under pressure. Higher unemployment levels weighed on consumers, and a reluctance to commit to capital expenditures tempered corporate outlooks. Meanwhile, the ongoing conflict in Afghanistan cast an air of uncertainty over the nation. With the Federal Reserve's prime lending rate at a 40-year low of 1.75%, however, we believe conditions are ideal for the economy to improve at some point.

As for the Portfolio, perhaps the best evidence of our commitment to our holdings is the Portfolio's low turnover. Many of the companies we own are dominant players in their respective industries and have not only navigated through the tough economic times, but also improved their market position at the expense of weaker competitors. Eventually, these actions will pay dividends as the economy returns to a robust state. Many of our companies have certainly been tested, and I am very satisfied with the response of their management teams.

One such example is Bank of New York, a longtime holding that has struggled in 2001. In addition to its focus on trust management and back-office services for the securities industry, the company has emerged as the source foreign firms turn to when seeking to raise dollar-denominated capital. A worldwide falloff in trading activity hurt its bottom line through the second half of the year, but its recurring-fee and high-margin businesses continue to perform well.

Southwest Airlines also posted losses, primarily due to the aftershocks of the events of September 11. However, in the new, more challenging air travel market, we believe the operators with the best strategy and lowest cost will thrive. Not only does Southwest offer low airfares, which have become increasingly attractive to business travelers, but it is also in a position to expand into markets where airports are apprehensive about major carriers pulling out to cut costs. Although volumes may moderate over the next 12 months, I believe the company is poised for solid growth.

Elsewhere, we were extremely disappointed in energy trader Enron, which declared bankruptcy in the fourth quarter. It was a great company with a great franchise that clearly chose the wrong method of financing its growth. Fortunately, we took significant profits when the stock's price was peaking, so our exposure was limited as Enron headed toward bankruptcy.

Meanwhile, as the year came to a close, some of our holdings joined in the market rally and reversed losses, including electronic circuit manufacturer Maxim Integrated Products. The chip sector tends to lead the technology industry out of slumps, but our interest in Maxim extends beyond processors for personal computers. Maxim produces circuitry for a variety of markets, including communications, industrial and data processing, each of which requires specialized functions and therefore is not as susceptible to mass-market price pressures.

Looking ahead, some signs of optimism have emerged as investors are considering the next few quarters and have concluded that the worst is most likely behind us. However, it is impossible to know how a recovery will evolve. Lacking the ability to predict the market's direction, we will remain focused on finding leading companies run by top-notch managers who are focused on allocating capital efficiently and increasing long-term shareholder value. We strongly believe this strategy will once again deliver the results you expect.

Thank you for your continued investment in Janus Aspen Growth Portfolio.



Portfolio Asset Mix
(% of Net Assets)                         December 31, 2001    December 31, 2000
--------------------------------------------------------------------------------
Equities                                              96.6%                93.6%
  Foreign                                              9.7%                 8.2%
  Europe                                               2.6%                 4.8%
Top 10 Equities                                       38.8%                37.9%
Number of Stocks                                        102                   88
Cash and Cash Equivalents                              3.4%                 6.4%
--------------------------------------------------------------------------------



(1) All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

2 JANUS ASPEN SERIES / DECEMBER 31, 2001

Average Annual Total Return
For the Periods Ended December 31, 2001
--------------------------------------------------------------------------------

Institutional Shares (Inception Date 9/13/93)
  1 Year                                                                (24.73)%
  5 Year                                                                   9.05%
  From Inception                                                          11.83%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                (11.88)%
  5 Year                                                                  10.70%
  From Inception Date of Institutional Shares                             13.70%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                (24.90)%
  5 Year                                                                   8.75%
  From Portfolio Inception                                                11.49%
--------------------------------------------------------------------------------



Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Standard & Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

PERFORMANCE OVERVIEW

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Growth Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Growth Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Growth Portfolio - Institutional Shares ($25,294) as compared to the S&P 500 Index ($29,032).

Average Annual Total Return
for the periods ended December 31, 2001
One Year, (24.73)%
Five Year, 9.05%
Since 9/13/93,* 11.83%

Janus Aspen Growth Portfolio
- Institutional Shares - $25,294

S&P 500 INDEX - $29,032

*The Portfolio's inception date.
Source - Lipper, Inc. 2001.
See "Explanations of Charts and Tables."

SCHEDULE OF INVESTMENTS

SHARES OR PRINCIPAL AMOUNT                                          MARKET VALUE
================================================================================
Common Stock - 96.6%
Advertising Sales - 0.4%
     279,865    Lamar Advertising Co.* ......................    $   11,849,484

Aerospace and Defense - 4.8%
   1,887,575    Boeing Co. ..................................        73,200,158
     491,770    General Dynamics Corp. ......................        39,164,563
     383,645    Lockheed Martin Corp. .......................        17,904,712

                                                                    130,269,433

Airlines - 1.1%
     501,135    Ryanair Holdings PLC (ADR)*,** ..............        16,061,377
     676,830    Southwest Airlines Co. ......................        12,507,818

                                                                     28,569,195

Applications Software - 0.8%
     307,440    Microsoft Corp.* ............................        20,374,049

Beverages - Non-Alcoholic - 1.4%
     791,935    Coca-Cola Co. ...............................        37,339,735

Broadcast Services and Programming - 1.8%
     987,963    Clear Channel Communications, Inc.* .........        50,297,196

Cable Television - 6.8%
     580,190    Charter Communications, Inc. - Class A* .....         9,532,522
   4,288,997    Comcast Corp. - Special Class A* ............       154,403,892
     527,995    Cox Communications, Inc. - Class A* .........        22,128,270

                                                                    186,064,684

Casino Hotels - 0.5%
   1,563,897    Park Place Entertainment Corp.* .............        14,340,935

Chemicals - Specialty - 0.7%
      87,745    Ecolab, Inc. ................................         3,531,736
     357,655    Sigma-Aldrich Corp. .........................        14,095,184

                                                                     17,626,920

Commercial Banks - 0.4%
     147,820    M&T Bank Corp. ..............................        10,768,687

Commercial Services - 0.1%
      87,011    Arbitron, Inc.* .............................         2,971,426

Commercial Services - Financial - 0.9%
     719,342    Paychex, Inc. ...............................        25,069,069

Computer Services - 0.4%
     525,755    Ceridian Corp.* .............................         9,857,906

Computers - Memory Devices - 0.2%
     137,805    VERITAS Software Corp.* .....................         6,176,420

Containers - Paper and Plastic - 0.2%
      89,205    Bemis Company, Inc. .........................         4,387,102

Cosmetics and Toiletries - 4.0%
   1,439,228    Colgate-Palmolive Co. .......................        83,115,417
     319,103    Procter & Gamble Co. ........................        25,250,620

                                                                    108,366,037

Data Processing and Management - 1.6%
     225,370    Automatic Data Processing, Inc. .............        13,274,293
     508,015    Fiserv, Inc.* ...............................        21,499,195
     177,195    SEI Investments Co. .........................         7,993,266

                                                                     42,766,754



SEE NOTES TO SCHEDULES OF INVESTMENTS.

                                        JANUS ASPEN SERIES / DECEMBER 31, 2001 3

JANUS ASPEN GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
================================================================================
Diversified Operations - 6.9%
     224,370    ARAMARK Corp. - Class B* ....................    $    6,035,553
     658,256    Bombardier, Inc. - Class B ..................         6,804,170
   1,805,720    Cendant Corp.* ..............................        35,410,169
   1,003,438    General Electric Co. ........................        40,217,795
     506,335    Honeywell International, Inc. ...............        17,124,250
     125,315    Illinois Tool Works, Inc. ...................         8,486,332
     162,575    Minnesota Mining and Manufacturing Co. ......        19,217,991
     949,280    Tyco International, Ltd. ....................        55,912,592

                                                                    189,208,852

E-Commerce/Services - 0.4%
     181,597    eBay, Inc.* .................................        12,148,839

Electronic Components - Semiconductors - 0.7%
     224,830    National Semiconductor Corp.* ...............         6,922,516
     196,670    NVIDIA Corp.* ...............................        13,157,223

                                                                     20,079,739

Fiduciary Banks - 3.8%
   1,695,996    Bank of New York Company, Inc. ..............        69,196,637
     555,277    Northern Trust Corp. ........................        33,438,781

                                                                    102,635,418

Finance - Investment Bankers/Brokers - 1.7%
     289,205    Goldman Sachs Group, Inc. ...................        26,823,764
     372,454    Merrill Lynch & Company, Inc. ...............        19,412,302

                                                                     46,236,066

Financial Guarantee Insurance - 2.0%
     720,185    MGIC Investment Corp. .......................        44,449,818
     156,200    PMI Group, Inc. .............................        10,466,962

                                                                     54,916,780

Food - Diversified - 0.3%
     178,135    General Mills, Inc. .........................         9,264,801

Food - Retail - 0.5%
     340,955    Safeway, Inc.* ..............................        14,234,871

Food - Wholesale/Distribution - 0.6%
     583,610    SYSCO Corp. .................................        15,302,254

Hospital Beds and Equipment - 0.1%
      28,090    Hillenbrand Industries, Inc. ................         1,552,534

Hotels and Motels - 0.5%
     434,640    Starwood Hotels and Resorts
                   Worldwide, Inc. ..........................        12,974,004

Human Resources - 0.3%
     253,675    Robert Half International, Inc.* ............         6,773,122

Identification Systems and Devices - 0.5%
     897,134    Symbol Technologies, Inc. ...................        14,246,488

Instruments - Scientific - 1.9%
   1,071,413    Dionex Corp.* ...............................        27,331,746
     241,385    Millipore Corp. .............................        14,652,069
     288,605    PerkinElmer, Inc. ...........................        10,106,947

                                                                     52,090,762

Internet Brokers - 1.9%
   3,283,021    Charles Schwab Corp. ........................        50,788,335

Life and Health Insurance - 2.3%
     942,395    AFLAC, Inc. .................................        23,145,221
     175,585    Principal Financial Group, Inc.* ............         4,214,040
     726,380    StanCorp Financial Group, Inc. ..............        34,321,455

                                                                     61,680,716

Medical - Biomedical and Genetic - 0.6%
     287,251    Genentech, Inc.* ............................    $   15,583,367

Medical - Drugs - 0.9%
     204,555    American Home Products Corp. ................        12,551,495
     297,140    Pfizer, Inc. ................................        11,841,029

                                                                     24,392,524

Medical - Hospitals - 2.5%
   1,179,370    Tenet Healthcare Corp.* .....................        69,252,606

Medical - Outpatient and Home Medical Care - 0.3%
     368,790    Apria Healthcare Group, Inc.* ...............         9,216,062

Medical Instruments - 0.8%
     485,290    Apogent Technologies, Inc.* .................        12,520,482
      86,745    Biomet, Inc. ................................         2,680,421
      89,050    St. Jude Medical, Inc.* .....................         6,914,733

                                                                     22,115,636

Medical Products - 1.3%
     496,610    Becton, Dickinson and Co. ...................        16,462,622
     222,295    Stryker Corp. ...............................        12,975,359
       9,411    Synthes-Stratec, Inc. .......................         6,552,540

                                                                     35,990,521

Metal Processors and Fabricators - 0.2%
     179,575    Precision Castparts Corp. ...................         5,072,994

Miscellaneous  Distribution and Wholesale - 0.1%
      44,675    W.W. Grainger, Inc. .........................         2,144,400

Multi-Line Insurance - 1.8%
     638,605    Allstate Corp. ..............................        21,520,988
     151,405    American International Group, Inc. ..........        12,021,557
     177,140    HCC Insurance Holdings, Inc. ................         4,880,207
     220,430    PartnerRe, Ltd. .............................        11,903,220

                                                                     50,325,972

Multimedia - 12.7%
   6,749,958    AOL Time Warner, Inc.* ......................       216,673,652
   2,771,289    Viacom, Inc. - Class B* .....................       122,352,409
     377,220    Walt Disney Co. .............................         7,815,998

                                                                    346,842,059

Networking Products - 1.2%
   1,849,929    Cisco Systems, Inc.* ........................        33,502,214

Property and Casualty Insurance - 3.3%
   1,026,265    ACE, Ltd. ...................................        41,204,540
     133,405    W. R. Berkley Corp. .........................         7,163,849
     455,570    XL Capital, Ltd. - Class A ..................        41,620,875

                                                                     89,989,264

Radio - 0%
       2,160    Hispanic Broadcasting Corp.* ................            55,080

Reinsurance - 1.5%
       7,760    Berkshire Hathaway, Inc. - Class B* .........        19,594,000
     172,865    Everest Re Group, Ltd. ......................        12,221,556
     106,690    RenaissanceRe Holdings, Ltd. ................        10,178,226

                                                                     41,993,782

Retail - Discount - 0.5%
     287,344    Costco Wholesale Corp.* .....................        12,752,327

Retail - Drug Store - 1.9%
   1,569,820    Walgreen Co. ................................        52,840,141

SEE NOTES TO SCHEDULES OF INVESTMENTS.

4 JANUS ASPEN SERIES / DECEMBER 31, 2001

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
================================================================================
Semiconductor Components/Integrated Circuits - 8.0%
     206,867    Integrated Device Technology, Inc.* .........    $    5,500,594
   2,674,080    Linear Technology Corp. .....................       104,396,083
   2,073,601    Maxim Integrated Products, Inc.* ............       108,884,789

                                                                    218,781,466

Semiconductor Equipment - 2.2%
     868,830    Applied Materials, Inc.* ....................        34,840,083
     211,300    KLA-Tencor Corp.* ...........................        10,472,028
     281,500    Mykrolis Corp.* .............................         4,504,000
     270,930    Novellus Systems, Inc.* .....................        10,688,189

                                                                     60,504,300

Telecommunication Equipment - 1.8%
     169,341    Nokia Oyj** .................................         4,366,507
   1,824,135    Nokia Oyj (ADR)** ...........................        44,746,032

                                                                     49,112,539

Television - 1.8%
   1,230,691    Univision Communications, Inc. - Class A* ...        49,793,758

Tools - Hand Held - 0.6%
     358,520    Stanley Works Co. ...........................        16,696,276

Transportation - Railroad - 0.5%
     106,699    Canadian National Railway Co. ...............         5,126,867
     171,550    Canadian National Railway Co.
                   - New York Shares ........................         8,282,434

                                                                     13,409,301

Transportation - Services - 1.6%
     170,355    Expeditors International of Washington, Inc..         9,701,717
     627,755    United Parcel Service, Inc. - Class B .......        34,212,647

                                                                     43,914,364

Total Common Stock (cost $2,584,055,432) ....................     2,635,509,566

Short-Term Corporate Note - 1.4%
                Citicorp
$ 37,000,000       1.70%, 1/2/02
                   (amortized cost $36,998,253) .............        36,998,253

Time Deposit - 2.1%
                State Street Bank and Trust Co.
  57,600,000       1.65%, 1/2/02
                   (cost $57,600,000) .......................        57,600,000

Total Investments (total cost $2,678,653,685) - 100.1% ......     2,730,107,819

Liabilities, net of Cash, Receivables and Other Assets - (0.1%)      (2,142,139)

Net Assets - 100% ...........................................    $2,727,965,680



SUMMARY OF INVESTMENTS BY COUNTRY, DECEMBER 31, 2001



Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bermuda                                              6.3%         $  173,041,009
Canada                                               0.8%             20,213,471
Finland                                              1.8%             49,112,539
Ireland                                              0.6%             16,061,377
Switzerland                                          0.2%              6,552,540
United States++                                     90.3%          2,465,126,883
--------------------------------------------------------------------------------
Total                                              100.0%         $2,730,107,819



++INCLUDES SHORT-TERM SECURITIES (86.8% EXCLUDING SHORT-TERM SECURITIES)

FORWARD CURRENCY CONTRACTS, OPEN AT DECEMBER 31, 2001



Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
Euro 4/26/02                     12,900,000      $   11,434,830   $       13,547
Euro 5/10/02                        500,000             443,022            2,303
--------------------------------------------------------------------------------
Total                                            $   11,877,852   $       15,850



SEE NOTES TO SCHEDULES OF INVESTMENTS.

                                        JANUS ASPEN SERIES / DECEMBER 31, 2001 5

JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO

[PHOTO]
Jim Goff
portfolio manager

For the year ended December 31, 2001, Janus Aspen Aggressive Growth Portfolio declined 39.45% for its Institutional Shares and 39.59% for its Service Shares. This compares with a 0.62% loss in the S&P MidCap 400 Index.(1)

There is no question this year's performance, even within the context of a very difficult market environment, has been unacceptable to me. Despite the negative performance, however, we have taken some comfort in the fact that the vast majority of our companies continued to execute extremely well. In fact, most of our holdings met or exceeded our original earnings expectations throughout the latter part of the year in spite of the fundamental changes brought on by an economic recession and the events of September 11.

The attacks affected us all in a profound way. Their impact on the economy, the markets and individual companies was equally severe. Although the relentless profit warnings, rising unemployment and diminished capital spending left little doubt that the U.S. economy was already weak, the disaster pushed the financial markets down even further. However, as uncertainty surrounding the U.S. response faded and the Federal Reserve continued its aggressive easing of short-term interest rates, major market indices rebounded above pre-attack levels. Although investors eyed a recovery at year-end and bid stocks upward, news on the economic front remains mixed at best, and the verdict is still out as to when we'll see renewed and sustainable growth.

With that said, over the past year we've modified the growth criteria used when selecting companies for the Portfolio. Previously, a company had to be capable of 20% annual earnings growth to be considered for inclusion. I have since lowered that "hurdle rate" down to 15% for two reasons: First, the current economic environment has made it exceedingly difficult to find individual mid-cap companies capable of generating that kind of growth. Second, I realized that the 20% hurdle rate did not allow us to maintain sufficient balance in the Portfolio, which led to much higher volatility than I would like to see.

I have also cast a much wider valuation net, spending far more time looking at historical ranges and other analyses, such as price-earnings relative to growth and discounted cash flow, than I have in the past. As mentioned earlier, this should also allow us to maintain better balance in the Portfolio, while providing a cushion during uncertain times.

In another development intended to restore performance, we've renewed our emphasis on new idea generation. That is, we are directing more of our efforts to finding new investments across a broad range of industries and themes. Many of our current holdings are a direct result of this effort, including energy service provider Kinder Morgan, transaction processing concern Concord EFS and advanced graphics chip-maker NVIDIA.

However, we still remain committed to some of our longer-term holdings - one such position being cellular tower operator Crown Castle. Despite current weakness in the telecommunications sector, Crown has continued to show steady gains from a revenue standpoint as well as on an operating basis. Beyond that, the company should benefit from future catalysts we see for the industry as a whole.

For most of the year, our healthcare positions posted solid returns as investors placed increasing value on the stability they provide during uncertain times. Community Health Care, a rural hospital operator, has been capitalizing on a favorable competitive environment as well as its pricing leverage with managed care companies. Unfortunately, our gains eroded somewhat in the healthcare area as investors rotated out of defensive issues into higher-growth technology names late in the period.

Going forward, the economic uncertainty that has pressured stocks for much of the last two years will take some time to fully resolve itself. However, given our transition to steadier, more consistent growth names, we believe the Portfolio is well-positioned regardless of the economic climate. While periods such as this are difficult to navigate, we look forward to the coming months with a growing sense of optimism, believing that today's unsettled markets have created an enormous number of compelling long-term opportunities.

This is my last letter to you as manager of this Portfolio. As of February 1, 2002, I'll assume the role of Director of Research at Janus. So that I can focus all my attention on this position, Jonathan Coleman, a long-time member of the Janus investment team, will assume my portfolio management responsibilities. He and I will be working closely together, as we have for many years, to assure a smooth transition.

Thank you for your investment in Janus Aspen Aggressive Growth Portfolio.

Portfolio Asset Mix
(% of Net Assets)                         December 31, 2001    December 31, 2000
--------------------------------------------------------------------------------
Equities                                              90.8%                94.1%
  Foreign                                              2.5%                 1.3%
Top 10 Equities                                       32.5%                43.2%
Number of Stocks                                         70                   59
Cash and Cash Equivalents                              9.2%                 5.9%
--------------------------------------------------------------------------------



(1) All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

6 JANUS ASPEN SERIES / DECEMBER 31, 2001

Average Annual Total Return
For the Periods Ended December 31, 2001
--------------------------------------------------------------------------------

Institutional Shares (Inception Date 9/13/93)
  1 Year                                                                (39.45)%
  5 Year                                                                   7.08%
  From Inception                                                          12.51%
--------------------------------------------------------------------------------

S&P MidCap 400 Index
  1 Year                                                                 (0.62)%
  5 Year                                                                  16.11%
  From Inception Date of Institutional Shares                             15.59%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                (39.59)%
  5 Year                                                                   6.79%
  From Portfolio Inception                                                12.22%
--------------------------------------------------------------------------------



Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector.

Aggressive funds may be subject to greater price volatility.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Standard & Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P MidCap 400 Index is an index of 400 US corporations of medium capitalization. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

PERFORMANCE OVERVIEW

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Aggressive Growth Portfolio - Institutional Shares and the S&P MidCap 400 Index. Janus Aspen Aggressive Growth Portfolio - Institutional Shares is represented by a shaded area of green. The S&P MidCap 400 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Aggressive Growth Portfolio - Institutional Shares ($26,602) as compared to the S&P MidCap 400 Index ($33,274).

Average Annual Total Return
for the periods ended December 31, 2001
One Year, (39.45)%
Five Year, 7.08%
Since 9/13/93,* 12.51%

Janus Aspen Aggressive Growth
Portfolio - Institutional Shares
- $26,602

S&P MidCap 400 Index
- $33,274

*The Portfolio's inception date.
Source - Lipper, Inc. 2001.
See "Explanations of Charts and Tables."

SCHEDULE OF INVESTMENTS


SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
================================================================================
Common Stock - 90.8%
Advertising Sales - 1.9%

   1,043,473    Lamar Advertising Co.* ......................    $   44,180,647

Airlines - 1.2%
   1,519,005    Southwest Airlines Co. ......................        28,071,212



Broadcast Services and Programming - 0.6%
     929,080    Liberty Media Corp. - Class A* ..............        13,007,120

Cable Television - 2.1%
   2,875,030    Charter Communications, Inc. - Class A* .....        47,236,743

Cellular Telecommunications - 1.5%


   1,187,704    Western Wireless Corp. - Class A* ...........        33,552,638

Commercial Banks - 0.8%
     461,710    National Commerce Financial Corp. ...........        11,681,263
     182,975    North Fork Bancorporation, Inc. .............         5,853,370

                                                                     17,534,633

Commercial Services - 0.3%
     294,420    Plexus Corp.* ...............................         7,819,795

Commercial Services - Financial - 7.4%
     251,130    Certegy, Inc.* ..............................         8,593,669
   2,064,755    Concord EFS, Inc.* ..........................        67,682,669
     459,900    Moody's Corp. ...............................        18,331,614
   2,080,583    Paychex, Inc. ...............................        72,508,318

                                                                    167,116,270

Computer Services - 0.6%
     133,115    Affiliated Computer Services, Inc.* .........      $ 14,127,495

Computers - Integrated Systems - 0.2%
     167,625    Brocade Communications Systems, Inc.* .......         5,551,740

Diversified Operations - 2.0%
   2,352,610    Cendant Corp.* ..............................        46,134,682

Drug Delivery Systems - 2.4%
     788,937    Andrx Group, Inc.* ..........................        55,549,054

E-Commerce/Services - 4.7%
   1,164,740    eBay, Inc.* .................................        77,921,106
     679,538    TMP Worldwide, Inc.* ........................        29,152,180

                                                                    107,073,286

Electronic Components - Semiconductors - 6.5%
   2,848,849    Cree, Inc.* .................................        83,927,091
     925,145    NVIDIA Corp.* ...............................        61,892,200

                                                                    145,819,291

Electronic Design Automation - 0.5%
     526,180    Cadence Design Systems, Inc.* ...............        11,533,866

Entertainment Software - 1.9%
     709,445    Electronic Arts, Inc.* ......................        42,531,228

Fiduciary Banks - 1.3%
     483,880    Northern Trust Corp. ........................        29,139,254

SEE NOTES TO SCHEDULES OF INVESTMENTS.

                                        JANUS ASPEN SERIES / DECEMBER 31, 2001 7

JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
================================================================================
Financial Guarantee Insurance - 1.0%
     370,505    MGIC Investment Corp. .......................    $   22,867,569

Hotels and Motels - 0.4%
     288,425    Starwood Hotels and Resorts
                   Worldwide, Inc. ..........................         8,609,486

Identification Systems and Devices - 0.4%
     580,310    Symbol Technologies, Inc. ...................         9,215,323

Internet Brokers - 1.4%
     927,860    Charles Schwab Corp. ........................        14,353,994
   1,713,990    E*TRADE Group, Inc.* ........................        17,568,397

                                                                     31,922,391

Life and Health Insurance - 1.1%
   1,027,210    AFLAC, Inc. .................................        25,228,278

Medical - Biomedical and Genetic - 8.7%
     567,905    CuraGen Corp.* ..............................        12,704,035
   1,055,520    Enzon, Inc.* ................................        59,404,666
   1,738,773    Human Genome Sciences, Inc.* ................        58,631,426
     561,450    Invitrogen Corp.* ...........................        34,770,598
   1,329,640    Millennium Pharmaceuticals, Inc.* ...........        32,589,476

                                                                    198,100,201

Medical - Drugs - 3.7%
     294,760    Forest Laboratories, Inc.* ..................        24,155,582
     676,107    King Pharmaceuticals, Inc.* .................        28,484,388
     558,747    Sepracor, Inc.* .............................        31,882,104

                                                                     84,522,074

Medical - Hospitals - 2.2%
     605,870    Community Health Care Corp.* ................        15,449,685
   1,856,265    Health Management Associates, Inc.
                   - Class A* ...............................        34,155,276

                                                                     49,604,961

Medical Instruments - 2.9%
     729,290    Apogent Technologies, Inc.* .................        18,815,682
      12,325    Biomet, Inc. ................................           380,842
     592,165    St. Jude Medical, Inc.* .....................        45,981,612

                                                                     65,178,136

Medical Labs and Testing Services - 3.2%
     540,215    Laboratory Corporation of
                   America Holdings* ........................        43,676,383
     417,130    Quest Diagnostics, Inc.* ....................        29,912,392

                                                                     73,588,775

Medical Nursing Home - 0.4%
     363,615    Manor Care, Inc.* ...........................         8,621,312

Medical Products - 1.4%
     548,310    Stryker Corp. ...............................        32,004,855

Miscellaneous Distribution/Wholesale - 0.1%

      33,745    Fastenal Co. ................................         2,241,680

Oil - Field Services - 2.4%
   1,281,436    Hanover Compressor Co.* .....................        32,369,073
     896,250    Hanover Compressor Co.*,ss. .................        22,639,275

                                                                     55,008,348

Oil Companies - Exploration and Production - 1.0%
     583,615    EOG Resources, Inc. .........................        22,825,183

Oil Field Machinery and Equipment - 0.4%
     341,125    Universal Compression Holdings, Inc.* .......        10,059,776

Pipelines - 4.2%
   1,725,940    Kinder Morgan, Inc. .........................    $   96,117,599

Property and Casualty Insurance - 1.2%
     168,445    W. R. Berkley Corp. .........................         9,045,497
     210,895    XL Capital, Ltd. - Class A ..................        19,267,367

                                                                     28,312,864

Radio - 1.7%
     457,666    Cox Radio, Inc. - Class A* ..................        11,661,330
     256,046    Entercom Communications Corp.* ..............        12,802,300
     538,057    Hispanic Broadcasting Corp.* ................        13,720,453

                                                                     38,184,083

Reinsurance - 3.2%
      18,465    Berkshire Hathaway, Inc. - Class B* .........        46,624,125
     180,045    Everest Re Group, Ltd. ......................        12,729,181
     133,155    RenaissanceRe Holdings, Ltd. ................        12,702,987

                                                                     72,056,293

Satellite Telecommunications - 1.3%
   1,079,125    EchoStar Communications Corp.* ..............        29,643,564

Schools - 3.7%
   1,868,546    Apollo Group, Inc. - Class A* ...............        84,103,255

Semiconductor Components/Integrated Circuits - 1.9%
   1,657,600    Integrated Device Technology, Inc.* .........        44,075,584

Telecommunication Equipment - Fiber Optics - 0.4%
     659,370    CIENA Corp.* ................................         9,435,585

Telecommunication Services - 0.5%
     334,130    Amdocs, Ltd.* ...............................        11,350,396

Therapeutics - 2.0%
     700,512    Abgenix, Inc.* ..............................        23,565,224
   1,159,008    Medarex, Inc.* ..............................        20,815,784

                                                                     44,381,008

Transportation - Services - 0.2%
      72,405    Expeditors International of Washington, Inc.          4,123,465

Wireless Equipment - 3.9%
   7,148,781    Crown Castle International Corp.* ...........        76,348,981
     874,365    SBA Communications Corp.* ...................        11,384,232

                                                                     87,733,213

Total Common Stock (cost $2,142,501,856) ....................     2,065,094,211

Short-Term Corporate Notes - 4.6%
                Citicorp
$100,000,000       1.70%, 1/2/02 ............................        99,995,278
                Tyco Capital Corp.
   5,700,000       1.78%, 1/2/02 ............................         5,699,718

Total Short-Term Corporate Notes
   (amortized cost $105,694,996) ............................       105,694,996

Time Deposits - 5.5%
                Societe Generale, New York
  31,300,000       1.625%, 1/2/02 ...........................        31,300,000
                State Street Bank and Trust Co.
  94,300,000       1.65%, 1/2/02 ............................        94,300,000

Total Time Deposits (cost $125,600,000) .....................       125,600,000

SEE NOTES TO SCHEDULES OF INVESTMENTS.

8  JANUS ASPEN SERIES / DECEMBER 31, 2001

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
================================================================================
U.S. Government Agency - 0.9%
                Federal Home Loan Bank System
$ 20,000,000       1.95%, 5/1/02 (cost $19,870,000) .........    $   19,875,000

Total Investments (total cost $2,393,666,852) - 101.8% ......     2,316,264,207

Liabilities, net of Cash, Receivables and Other Assets - (1.8%)     (41,875,339)

Net Assets - 100% ...........................................    $2,274,388,868




SUMMARY OF INVESTMENTS BY COUNTRY, DECEMBER 31, 2001


Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bermuda                                              1.9%         $   44,699,535
United Kingdom                                       0.5%             11,350,396
United States++                                     97.6%          2,260,214,276
--------------------------------------------------------------------------------
Total                                              100.0%         $2,316,264,207



++INCLUDES SHORT-TERM SECURITIES (86.7% EXCLUDING SHORT-TERM SECURITIES)

SEE NOTES TO SCHEDULES OF INVESTMENTS.

                                        JANUS ASPEN SERIES / DECEMBER 31, 2001 9

JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO

[PHOTO]
Scott Schoelzel
portfolio manager

For the 12 months ended December 31, 2001, Janus Aspen Capital Appreciation Portfolio declined 21.67% for its Institutional Shares and 21.83% for its Service Shares. This compares with the 11.88% loss posted by its benchmark, the S&P 500 Index.(1)

Despite some very aggressive actions taken by the Federal Reserve, business conditions continued to deteriorate virtually across the board during the year. Testament to this is the fact that nearly every company with whom we have met these past few months has expressed genuine concern about the short- to medium-term health of its business.

In response to this fading picture, early in the year we reduced some positions and sold others entirely - in some cases before they moved significantly lower. That said, we built a substantial cash position through the summer, which should be looked upon more as a residual of our investment process rather than some broad macroeconomic call on the market. We simply couldn't find many companies with genuinely improving fundamentals at compelling valuations.

The tragic events of September 11 sent the markets reeling. We entered that first day of trading after the attacks with nearly 24% of the Portfolio in cash. Although economic conditions were chaotic, we felt that many valuations were, for the first time in a long while, just too compelling to pass up.

We focused on those companies we believed were the undisputed market leaders in their respective industries with the balance sheets, financial resources and the management depth to get them through these unnerving times. We either bought or added significantly to our positions in Pfizer, Microsoft, Home Depot, Exxon Mobil and QUALCOMM. We concentrated our investments on companies that have truly exceptional cash-generating capabilities and that are using that cash to not only build their businesses but to aggressively buy back their own shares.

In the financial realm, we introduced positions in national powerhouses Bank of America and J.P. Morgan Chase, which offer stable, high-cash-generative business models. Bank of America is especially flush in leadership talent, which is fostering a productive, seamless dovetail with the former Nations Bank franchise. We added significantly to our holdings in Citigroup, as the stock, in our view, was trading at some of the best valuations in nearly four years and demonstrated a solid balance sheet with an aggressive stock repurchase effort.

Our media investments offered mixed results. AOL Time Warner, the Portfolio's largest stock holding, is a top player in a stubbornly fickle media and entertainment environment. We trimmed the position to buffer the impact of a small slide, but remain a big believer in its content and subscription-based business model.

Although we were disappointed by Exxon Mobil, we added to this undervalued position on the downturn. We feel the company was merely caught in the near-term collateral damage from the Enron meltdown and an unusually mild winter's drag on fuel prices. We also lost ground with General Dynamics, which we slowly acquired believing that defense spending would be much greater than it has been.

We trimmed a little of our General Electric position, which offered a modest return. GE remains a top-notch holding with numerous long- and short-term profit centers and a new president, Jeff Immelt, who is already making a positive contribution on the heels of the much-revered Jack Welch.

Though we have increased our invested position substantially, we remain cautious. The economic dislocations in the months ahead may still be swift and unforgiving. The consumer is highly leveraged, there remains a tremendous amount of excess capacity and inventory in virtually every industry, and it remains to be seen whether one of the longest expansions in history can be followed by one of the shallowest recessions. I am confident that our hard work, patience and persistence will eventually be rewarded.

Thank you for your continued confidence and investment in Janus Aspen Capital Appreciation Portfolio.


Portfolio Asset Mix
(% of Net Assets)                         December 31, 2001    December 31, 2000
--------------------------------------------------------------------------------
Equities                                              80.2%                58.2%
  Foreign                                              8.9%                 9.5%
  Europe                                               5.6%                 2.7%
Top 10 Equities                                       47.0%                35.6%
Number of Stocks                                         28                   27
Cash and Cash Equivalents                             19.8%                41.8%
--------------------------------------------------------------------------------


(1) All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

10 JANUS ASPEN SERIES / DECEMBER 31, 2001

Average Annual Total Return For the Periods Ended December 31, 2001
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/97)

  1 Year                                                                (21.67)%
  From Inception                                                          17.73%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                (11.88)%
  From Inception of Institutional Shares                                   9.51%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                (21.83)%
  From Portfolio Inception                                                17.28%
--------------------------------------------------------------------------------



Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector.

Due to recent market volatility, the Portfolio may have an increased position in cash for temporary defensive purposes.

Concentration may lead to greater price volatility.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Standard & Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

PERFORMANCE OVERVIEW

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Capital Appreciation Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Capital Appreciation Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1997, through December 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Capital Appreciation Portfolio - Institutional Shares ($21,422) as compared to the S&P 500 Index ($15,279).

Average Annual Total Return
for the periods ended December 31, 2001
One Year, (21.67)%
Since 5/1/97,* 17.73%

Janus Aspen Capital Appreciation Portfolio - Institutional Shares
- $21,422

S&P 500 Index
- $15,279

*The Portfolio's inception date.
Source - Lipper, Inc. 2001.
See "Explanations of Charts and Tables."

SCHEDULE OF INVESTMENTS

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
================================================================================
Common Stock - 80.2%
Aerospace and Defense - 1.7%

     269,845    General Dynamics Corp. ......................    $   21,490,456

Applications Software - 1.8%
     218,535    Microsoft Corp.* ............................        14,482,314
     311,490    Siebel Systems, Inc.* .......................         8,715,490

                                                                     23,197,804

Diversified Financial Services - 5.9%
   1,489,055    Citigroup, Inc. .............................        75,167,496

Diversified Operations - 9.0%
     914,208    General Electric Co. ........................        36,641,457
     655,155    Minnesota Mining and Manufacturing Co. ......        77,445,873

                                                                    114,087,330

Electronic Components - 3.3%
   1,765,157    Flextronics International, Ltd.* ............        42,346,116

Entertainment Software - 2.9%
     615,300    Electronic Arts, Inc.* ......................        36,887,235

Finance - Investment Bankers/Brokers - 7.3%
     704,380    Goldman Sachs Group, Inc. ...................        65,331,245
     524,309    Merrill Lynch & Company, Inc. ...............        27,326,985

                                                                     92,658,230

Medical - Drugs - 4.5%
     833,725    AstraZeneca Group PLC (ADR) .................        38,851,585
     452,547    Pfizer, Inc. ................................        18,033,998

                                                                     56,885,583

Medical - HMO - 5.7%
     272,495    Oxford Health Plans, Inc.* ..................    $    8,212,999
     907,705    UnitedHealth Group, Inc. ....................        64,238,283

                                                                     72,451,282

Medical Instruments - 4.9%
   1,221,405    Medtronic, Inc. .............................        62,548,150

Money Center Banks - 5.4%
     864,335    Bank of America Corp. .......................        54,409,888
     387,450    J.P. Morgan Chase & Co. .....................        14,083,808

                                                                     68,493,696

Multimedia - 5.5%
   1,973,967    AOL Time Warner, Inc.* ......................        63,364,341
     344,795    Walt Disney Co. .............................         7,144,152

                                                                     70,508,493

Oil Companies - Exploration and Production - 2.9%
     661,215    Anadarko Petroleum Corp. ....................        37,590,073

Oil Companies - Integrated - 3.1%
   1,002,050    Exxon Mobil Corp. ...........................        39,380,565

Retail - Building Products - 2.9%
     734,648    Home Depot, Inc. ............................        37,474,394

Retail - Regional Department Stores - 0.7%
     127,930    Kohl's Corp.* ...............................         9,011,389

Satellite Telecommunications - 0.8%
     383,398    EchoStar Communications Corp.* ..............        10,531,943

Super-Regional Banks - 4.3%
   1,254,890    Wells Fargo & Co. ...........................        54,524,971

SEE NOTES TO SCHEDULES OF INVESTMENTS.

                                       JANUS ASPEN SERIES / DECEMBER 31, 2001 11

JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO

SCHEDULE OF INVESTMENTS

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
================================================================================
Telecommunication Equipment - 4.6%
   1,329,562    Nokia Oyj (ADR) .............................    $   32,614,156
     523,570    QUALCOMM, Inc.* .............................        26,440,285

                                                                     59,054,441

Transportation - Services - 3.0%
     698,315    United Parcel Service, Inc. - Class B .......        38,058,168

Total Common Stock (cost $1,094,211,443) ....................     1,022,347,815

Repurchase Agreement - 8.5%
$107,900,000    ABN AMRO Bank N.V., 1.80%
                   dated 12/31/01, maturing 1/2/02 to be
                   repurchased at $107,910,790
                   collateralized by $152,761,226 in
                   Collateralized Mortgage Obligations
                   2.28%-7.135%, 11/25/20-12/25/40 AAA,
                   $428,236 in U.S. Treasury Notes/Bonds,
                   0%, 2/15/18 with respective values of
                   $109,897,129 and $160,871
                   (cost $107,900,000) ......................       107,900,000

U.S. Government Agencies - 10.9%
                Fannie Mae:
  25,000,000       1.70%, 1/18/02 ...........................        24,979,931
  25,000,000       3.27%, 4/17/02 ...........................        24,875,000
                Federal Home Loan Bank System:
  25,000,000       1.65%, 1/31/02 ...........................        24,965,625
  15,000,000       1.75%, 4/15/02 ...........................        14,925,000
  20,000,000       1.95%, 5/1/02 ............................        19,875,000
                Freddie Mac
  30,000,000       1.82%, 1/29/02 ...........................        29,957,533

Total U.S. Government Agencies (cost $139,456,179) ..........       139,578,089

Total Investments (total cost $1,341,567,622) - 99.6% .......     1,269,825,904

Cash, Receivables and Other Assets, net of Liabilities - 0.4%         4,821,036

Net Assets - 100% ...........................................    $1,274,646,940




SUMMARY OF INVESTMENTS BY COUNTRY, DECEMBER 31, 2001



Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Finland                                              2.6%         $   32,614,156
Singapore                                            3.3%             42,346,116
United Kingdom                                       3.1%             38,851,585
United States++                                     91.0%          1,156,014,047
--------------------------------------------------------------------------------
Total                                              100.0%         $1,269,825,904



++INCLUDES SHORT-TERM SECURITIES (71.5% EXCLUDING SHORT-TERM SECURITIES)

SEE NOTES TO SCHEDULES OF INVESTMENTS.

12 JANUS ASPEN SERIES / DECEMBER 31, 2001

                        JANUS ASPEN CORE EQUITY PORTFOLIO

[PHOTO]
Karen L. Reidy
portfolio manager

Janus Aspen Core Equity Portfolio lost 11.75% for its Institutional Shares and fell 12.04% for its Service Shares during the 12 months ended December 31, 2001, while its benchmark, the Standard & Poor's 500 Index, dropped 11.88%.(1)

In what was obviously a difficult year, the U.S. economy slowed substantially. Although the events of September 11 hastened the slide, it was under way well ahead of the terrorist attacks, as reflected in the broad-based declines in corporate profits and a lack of economic growth, which prompted leading economists to declare that a recession started in March.

After steadily retreating through the first nine months of the year, the major market indices experienced a freefall immediately following the terrorist attacks. However, a rebound quickly occurred, and the Federal Reserve's aggressive rate-cutting campaign, which lowered the overnight borrowing rate to a 40-year low of 1.75%, helped spark talk of a 2002 recovery. Such sentiment, along with optimism stemming from historically small inventories and a resilient housing market, pushed the markets well off their lows through the final months of the year.

As uncertain economic conditions have affected many companies' ability to project future earnings growth, market volatility has distorted many stock prices as well. Within this environment, we remain focused on quality companies led by management teams with the proven ability to execute on business plans and deliver returns even in difficult times.

Among the Portfolio's steady performers was longtime holding Anheuser-Busch. The world's largest brewer consistently met or exceeded expectations during 2001, even while consumer spending cooled. Supported by exceptional brand management and an effective long-range growth and acquisition strategy, the company has built a 48% market share - more than double that of its two largest competitors combined. Just as important, Anheuser-Busch has gradually boosted prices in a marketplace in which pricing power has been rare.

We've also been pleased by Minnesota Mining and Manufacturing, the diversified industrial giant more commonly known as 3M. General Electric veteran Jim McNerney assumed the CEO position on January 1, 2001, and immediately turned his attention to improving the working capital structure, shoring up cash flow and increasing the effectiveness of management. One of his first moves was altering the research and development fund allocation model to one based on profit margins instead of revenue generation, which had served as the company standard for years. By rewarding innovation, lowering costs and redesigning the incentive plan, we believe 3M stands to benefit in a number of ways when the economy recovers.

On the downside, AT&T Wireless Services has been a poor performer, despite its execution on earnings, cost reduction, churn and subscriber growth. The stock was pressured by the liquidation of a large stake held by former parent AT&T. Also negatively affecting its performance was the continuing saga surrounding the rights for a highly desirable slice of the wireless spectrum previously controlled by now-bankrupt NextWave Telecom. This bandwidth offers the capacity to roll out new functionality, but its ownership is currently mired in a controversy involving Congress. The lack of a resolution, meanwhile, has cast a pall over the sector. Nevertheless, AT&T Wireless's solid fundamentals - not to mention that our analyses suggest the company will be cash-flow positive in 2003
- has convinced us to hold on to the stock.

Delphi Automotive Systems also lagged, hit early by cutbacks in 2001 automotive production plans and later by reduced expectations for 2002. Even so, its cost-cutting measures appear to be working. Delphi is projecting an increase in net income for 2002 despite a drop in revenue, and reduced automobile inventories indicate production levels could rebound soon. Optimistic about these developments, we see considerable upside potential in the stock, so we decided to absorb its lackluster returns during the period and maintain our position.

Elsewhere, the Portfolio remains heavily weighted in the manufacturing and industrial sectors, where shrinking inventory levels and 15 consecutive months of contraction point to a recovery in the near term. Conversely, trading levels in the technology, retail and consumer products areas may have gotten ahead of themselves with the fourth-quarter rally. As we see it, a company's fundamentals must support its valuations before we invest. In the end, we would rather miss a little upside than face a large loss because a company was unable to live up to unrealistic expectations.

Thank you for investing in Janus Aspen Core Equity Portfolio.



Portfolio Asset Mix
(% of Net Assets)                         December 31, 2001    December 31, 2000
--------------------------------------------------------------------------------
Equities                                              89.2%                80.2%
  Foreign                                              6.3%                 3.2%
Top 10 Equities                                       28.0%                31.3%
Number of Stocks                                         66                   63
Cash, Cash Equivalents
  and Fixed Income Securities                         10.8%                19.8%
--------------------------------------------------------------------------------



(1) All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

Formerly, Janus Aspen Equity Income Portfolio. The Portfolio's name, investment objective, and certain investment policies changed on 7/31/01.

                                       JANUS ASPEN SERIES / DECEMBER 31, 2001 13

Average Annual Total Return
For the Periods Ended December 31, 2001
--------------------------------------------------------------------------------

Institutional Shares (Inception Date 5/1/97)
  1 Year                                                                (11.75)%
  From Inception                                                          19.12%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                (11.88)%
  From Inception of Institutional Shares                                   9.51%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                (12.04)%
  From Portfolio Inception                                                18.67%
--------------------------------------------------------------------------------


Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Standard & Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

PERFORMANCE OVERVIEW

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Core Equity Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Core Equity Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1997, through December 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Core Equity Portfolio - Institutional Shares ($22,629) as compared to the S&P 500 Index ($15,280).

Average Annual Total Return
for the periods ended December 31, 2001
One Year, (11.75)%
Since 5/1/97,* 19.12%

Janus Aspen Core Equity Portfolio
- Institutional Shares
- $22,629

S&P 500 Index
- $15,280

*The Portfolio's inception date.
Source - Lipper, Inc. 2001.
See "Explanations of Charts and Tables."

SCHEDULE OF INVESTMENTS

SHARES OR PRINCIPAL AMOUNT                                          MARKET VALUE
================================================================================
Common Stock - 86.2%
Advertising Sales - 1.1%
       3,535    Lamar Advertising Co.* .......................        $ 149,672

Agricultural Operations - 1.5%
       6,215    Monsanto Co. .................................          210,067

Applications Software - 1.5%
       3,140    Microsoft Corp.* .............................          208,088

Automotive - Cars and Light Trucks - 2.2%
       4,930    BMW A.G. .....................................          173,607
       2,705    General Motors Corp. .........................          131,463

                                                                        305,070

Automotive - Truck Parts and Equipment - 1.4%
      13,950    Delphi Automotive Systems Corp. ..............          190,557

Beverages - Non-Alcoholic - 0.8%
       2,145    PepsiCo, Inc. ................................          104,440

Beverages - Wine and Spirits - 1.0%
      11,487    Diageo PLC ...................................          131,289

Brewery - 2.1%
       6,299    Anheuser-Busch Companies, Inc. ...............          284,778

Broadcast Services and Programming - 0.9%
       2,505    Clear Channel Communications, Inc.* ..........          127,530

Cable Television - 0.7%
       2,563    Comcast Corp. - Special Class A* .............           92,268

Cellular Telecommunications - 2.4%
      23,021    AT&T Wireless Services, Inc.* ................        $ 330,812

Chemicals - Diversified - 1.4%
       2,710    E.I. du Pont de Nemours and Co. ..............          115,202
       5,365    Lyondell Chemical Co. ........................           76,880

                                                                        192,082

Computer Services - 2.7%
       2,965    Electronic Data Systems Corp. ................          203,251
       7,835    Perot Systems Corp.* .........................          159,991

                                                                        363,242

Computers - 2.5%
      10,960    Apple Computer, Inc.* ........................          240,024
         805    IBM Corp. ....................................           97,373

                                                                        337,397

Computers - Peripheral Equipment - 1.2%
        2,695   Lexmark International Group, Inc. - Class A*..          159,005

Cosmetics and Toiletries - 2.7%
        2,475   Kimberly-Clark Corp. .........................          148,005
        2,715   Procter & Gamble Co. .........................          214,838

                                                                        362,843

Data Processing and Management - 2.6%
        6,098   Automatic Data Processing, Inc. ..............          359,172

Diversified Financial Services - 4.7%
       12,651   Citigroup, Inc. ..............................          638,622

SEE NOTES TO SCHEDULES OF INVESTMENTS.

14 JANUS ASPEN SERIES / DECEMBER 31, 2001

                        JANUS ASPEN CORE EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS

SHARES OR PRINCIPAL AMOUNT                                                    MARKET VALUE
Diversified Operations - 9.3%
       9,476    General Electric Co. ...................................    $      379,798
       8,860    Honeywell International, Inc. ..........................           299,645
       1,905    Illinois Tool Works, Inc. ..............................           129,006
       3,850    Minnesota Mining and Manufacturing Co. .................           455,108

                                                                                 1,263,557

Electronic Design Automation - 1.3%
       7,877    Cadence Design Systems, Inc.* ..........................           172,664

Engineering - Research and Development - 1.2%
       4,415    Fluor Corp. ............................................           165,121

Enterprise Software/Services - 0.5%
       4,970    Oracle Corp.* ..........................................            68,636

Fiduciary Banks - 0.8%
       2,830    Bank of New York Company, Inc. .........................           115,464

Hotels and Motels - 1.2%
         835    Fairmont Hotels and Resorts, Inc.
                   - New York Shares ...................................            19,957
       4,765    Starwood Hotels and Resorts
                   Worldwide, Inc. .....................................           142,235

                                                                                   162,192

Insurance Brokers - 3.9%
       4,325    Aon Corp. ..............................................           153,624
       3,525    Marsh & McLennan Companies, Inc. .......................           378,761

                                                                                   532,385

Life and Health Insurance - 1.1%
       1,595    CIGNA Corp. ............................................           147,777

Medical - Drugs - 4.8%
       5,075    American Home Products Corp. ...........................           311,402
       1,580    Eli Lilly and Co. ......................................           124,093
       5,460    Pfizer, Inc. ...........................................           217,581

                                                                                   653,076

Medical - Hospitals - 2.1%
       4,805    Tenet Healthcare Corp.* ................................           282,150

Money Center Banks - 2.3%
       2,015    Bank of America Corp. ..................................           126,844
       5,330    J.P. Morgan Chase & Co. ................................           193,745

                                                                                   320,589

Motorcycle and Motor Scooter Manufacturing - 0.6%
       1,520    Harley-Davidson, Inc. ..................................            82,551

Multi-Line Insurance - 2.3%
       3,923    American International Group, Inc. .....................           311,486

Multimedia - 5.2%
       3,930    Entravision Communications Corp.* ......................            46,963
       1,965    Gannett Company, Inc. ..................................           132,107
       7,822    Viacom, Inc. - Class B* ................................           345,341
       8,830    Walt Disney Co. ........................................           182,957

                                                                                   707,368

Oil Companies - Exploration and Production - 1.3%
       4,790    Burlington Resources, Inc. .............................           179,817

Oil Companies - Integrated - 1.7%
       5,770    Exxon Mobil Corp. ......................................           226,761

Property and Casualty Insurance - 2.6%
       3,785    ACE, Ltd. ..............................................           151,968
       2,245    XL Capital, Ltd. - Class A .............................           205,103

                                                                                   357,071

Radio - 0.6%
       8,020    Spanish Broadcasting System, Inc. - Class A*............     $      79,318

Reinsurance - 1.8%
          95    Berkshire Hathaway, Inc. - Class B* ....................           239,875

Retail - Discount - 1.8%
       2,360    Target Corp. ...........................................            96,878
       2,566    Wal-Mart Stores, Inc. ..................................           147,673

                                                                                   244,551

Semiconductor Components/Integrated Circuits - 2.1%
       2,903    Linear Technology Corp. ................................           113,333
       3,231    Maxim Integrated Products, Inc.* .......................           169,660

                                                                                   282,993
Super-Regional Banks - 1.2%
       7,733 U.S. Bancorp ..............................................           161,852

Telecommunication Equipment - Fiber Optics - 0.5%
       4,970    CIENA Corp.* ...........................................            71,121

Toys - 1.1%
       8,910    Mattel, Inc. ...........................................           153,252

Transportation - Services - 1.5%
       3,955    FedEx Corp.* ...........................................           205,185
------------------------------------------------------------------------------------------
Total Common Stock (cost $11,110,868) ..................................        11,733,746
------------------------------------------------------------------------------------------
Corporate Bonds - 1.6%
Brewery - 0.1%
$     15,000    Anheuser-Busch Companies, Inc., 6.00%
                   senior notes, due 4/15/11 ...........................            15,169

Broadcast Services and Programming - 0.5%
      67,000    Clear Channel Communications, Inc.
                   2.625%, convertible senior notes
                   due 4/1/03 ..........................................            68,340

Cellular Telecommunications - 0.4%
      46,000    VoiceStream Wireless Corp., 10.375%
                   senior notes, due 11/15/09 ..........................            52,210

Chemicals - Diversified - 0.6%
      78,000    Lyondell Chemical Co., 9.625%
                   secured notes, due 5/1/07 ...........................            78,780
------------------------------------------------------------------------------------------
Total Corporate Bonds (cost $215,461) ..................................           214,499
------------------------------------------------------------------------------------------
Preferred Stock - 3.0%
Automotive - Cars and Light Trucks - 1.3%
         460    Porsche A.G. ...........................................           175,707

Cable Television - 0.4%
       1,110    Cox Communications, Inc.
                   convertible, 7.00% ..................................            61,239

Electric - Integrated - 0.7%
       1,907    Reliant Energy, Inc., convertible, 2.00%
                   (AOL Time Warner, Inc.) .............................            97,257

Publishing - Newspapers - 0.6%
         896    Tribune Co., convertible, 2.00% ........................            77,791
------------------------------------------------------------------------------------------
Total Preferred Stock (cost $440,871) ..................................           411,994
------------------------------------------------------------------------------------------
U.S. Government Obligations - 0.9%
Fannie Mae:
$     55,000       4.75%, due 11/14/03 .................................            56,635
      65,000       6.625%, due 9/15/09 .................................            69,469
------------------------------------------------------------------------------------------


Total U.S. Government Obligations (cost $122,294) ......................           126,104

SEE NOTES TO SCHEDULES OF INVESTMENTS.

                                       JANUS ASPEN SERIES / DECEMBER 31, 2001 15

JANUS ASPEN CORE EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS



SHARES OR PRINCIPAL AMOUNT                                                   MARKET VALUE
==========================================================================================
Repurchase Agreement - 7.4%
$  1,000,000    ABN AMRO Bank N.V., 1.80%
                   dated 12/31/01, maturing 1/2/02 to be repurchased at
                   $1,000,100 collateralized by $1,415,767 in Collateralized
                   Mortgage Obligations 2.28%-7.135%, 11/25/20-12/25/40 AAA,
                   $3,969 in U.S. Treasury Notes/Bonds, 0%, 2/15/18 with
                   respective values of $1,018,509 and $1,491
                   (cost $1,000,000) ...................................    $    1,000,000
------------------------------------------------------------------------------------------
Total Investments (total cost $12,889,494) - 99.1% .....................        13,486,343
------------------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.9%...........           118,869
------------------------------------------------------------------------------------------
Net Assets - 100% ......................................................    $   13,605,212
------------------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, DECEMBER 31, 2001



Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bermuda                                              2.6%         $      357,071
Canada                                               0.2%                 19,957
Germany                                              2.6%                349,314
United Kingdom                                       1.0%                131,289
United States++                                     93.6%             12,628,712
--------------------------------------------------------------------------------
Total                                              100.0%         $   13,486,343

++INCLUDES SHORT-TERM SECURITIES (86.2% EXCLUDING SHORT-TERM SECURITIES)

SEE NOTES TO SCHEDULES OF INVESTMENTS.

16 JANUS ASPEN SERIES / DECEMBER 31, 2001

                         JANUS ASPEN BALANCED PORTFOLIO

[PHOTO]
Karen L. Reidy
portfolio manager

For the 12 months ended December 31, 2001, Janus Aspen Balanced Portfolio fell 4.66% for its Institutional Shares and declined 4.90% for its Service Shares. By comparison, the Standard & Poor's 500 Index, the benchmark for the equity portion of the Portfolio, lost 11.88% and the Lehman Brothers Government/Credit Index, the Portfolio's fixed-income benchmark, gained 8.50%.(1)

Amid optimism for an economic recovery in 2002, the major stock indices rallied through the final months of 2001 and erased the losses posted immediately following the September 11 terrorist attacks. Helping embolden the markets was the Federal Reserve, which cut rates 11 times during the year to trim the key overnight lending rate to 1.75%, a 40-year low.

With the Fed near the end of its aggressive rate-cutting campaign, we moved to slightly shorten the duration of our bond holdings. By investing in a healthy balance of investment-grade securities, Treasuries and mortgage-related government agency debt, we are buffering the Portfolio from significant credit risk while watching for signals the bond market sends about inflation.

As for our approach to equities, we insist on well-led, quality companies that generate improving returns even in difficult times. One such holding is Minnesota Mining and Manufacturing (3M), an industrial conglomerate run by CEO Jim McNerney, a Jack Welch protege from General Electric. McNerney took the helm on January 1, 2001, bringing a fresh perspective to an organization historically known for its entrenched, bureaucratic culture. While effectively implementing workforce and management changes in a way that has not alienated employees - I liken it to turning on an iron instead of flipping on a light switch - he has also streamlined the company's cost structure. When the economy does recover, we believe 3M will be in an even stronger position and poised to gain.

Another steady performer was the world's largest brewer, Anheuser-Busch. One of our longtime holdings, the company regularly tops performance expectations while maintaining a commanding 48% market share. As the economy slowed in 2001 and pricing power became scarce, Anheuser-Busch was able to gradually introduce price increases on its leading brands. The move resulted in revenue and profit growth while continuing to support its effective long-range growth and acquisition strategy.

Hindering the Portfolio's performance was financial services giant Citigroup. The recession hurt its corporate finance business, and the World Trade Center disaster generated a $500 million loss for its insurance unit. Consequently, the stock experienced some selling pressure. Even so, the company generates more than $1.5 billion in cash flow on a monthly basis and continues to get stronger as it diversifies its revenue stream away from volatile investment banking revenues and into consistent, predictable businesses. Through acquisitions such as Mexico's Grupo Financiero Banamex-Accival, a purchase completed during the third quarter, Citigroup is also expanding its global presence and gaining access to higher-growth markets without risking overexposure to any one country or region.

Another disappointment is Exxon Mobil as it fell in lockstep with oil prices, which hovered around $20 a barrel through the fourth quarter after spending most of the year near $26 a barrel. The company has not missed its earning targets or guided down revenue expectations, but, the fact is, the stock trades very closely with the price of oil. Still, given its strong balance sheet, minimal debt and impressive cash flow, we remain steadfast in our belief in Exxon's future growth prospects.

Looking ahead, I believe many issues need to be resolved before the economy, which was showing signs of a slowdown prior to the events of September 11, regains the solid footing necessary for a recovery. Lethargic demand, soft earnings and weak earnings outlooks continued to afflict corporate America through the fourth quarter. Meanwhile, the rising toll of unemployment endangered resilient consumer confidence levels. Although manufacturing, where inventories neared historic lows, and housing, where cheap mortgage rates continued to entice consumers, offered encouraging bright spots, corporate profits remain a critical factor in any recovery, as they will likely determine how quickly a bounce in capital spending occurs.

All that said, we will maintain our focus on researching companies from the bottom up, selecting those whose returns are rising, cash flow is growing and asset prices - whether stocks or bonds - are attractive.

Thank you for investing in Janus Aspen Balanced Portfolio.

Portfolio Asset Mix
(% of Net Assets)                         December 31, 2001    December 31, 2000
--------------------------------------------------------------------------------
Equities                                              47.5%                42.9%
Top 10 Equities                                       16.1%                17.3%
Number of Stocks                                         66                   63
Fixed Income Securities
U.S. Government Obligations                           21.5%                23.0%
Corporate Bonds/Warrants
    Investment Grade                                  18.1%                15.2%
    High-Yield/High-Risk                               1.0%                 3.0%
Preferred Stock                                        1.2%                 1.7%
Other Securities                                         --                 0.3%
Cash and Cash Equivalents                             10.7%                13.9%
--------------------------------------------------------------------------------



(1) All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                       JANUS ASPEN SERIES / DECEMBER 31, 2001 17

Average Annual Total Return
For the Periods Ended December 31, 2001
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                                 (4.66)%
  5 Year                                                                  14.13%
  From Inception                                                          14.31%
--------------------------------------------------------------------------------

Lehman Brothers Government/Credit Index
  1 Year                                                                   8.50%
  5 Year                                                                   7.37%
  From Inception Date of Institutional Shares                              6.53%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                (11.88)%
  5 Year                                                                  10.70%
  From Inception Date of Institutional Shares                             13.70%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                 (4.90)%
  5 Year                                                                  14.08%
  From Portfolio Inception                                                14.31%
--------------------------------------------------------------------------------


Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Due to recent market volatility, certain funds may have an increased position in cash for temporary defensive purposes.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Standard & Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. S&P 500 is an index of 500 major, large-cap US corporations. Lehman Brothers Government/Credit Index is defined as an index consisting of more than 4,000 government and corporate bonds; managed by Lehman Brothers. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

PERFORMANCE OVERVIEW

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Balanced Portfolio - Institutional Shares, the S&P 500 Index and the Lehman Brothers Govt./Credit Index. Janus Aspen Balanced Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The Lehman Brothers Govt./Credit Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 2001. The upper and lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Balanced Portfolio - Institutional Shares ($30,349) as compared to the S&P 500 Index ($29,032) and the Lehman Brothers Govt./Credit Index ($16,903).

Average Annual Total Return
for the periods ended December 31, 2001
One Year, (4.66)%
Five Year, 14.13%
Since 9/13/93,* 14.31%

Janus Aspen Balanced Portfolio
- Institutional Shares - $30,349

S&P 500 INDEX - $29,032

Lehman Brothers Govt./
Credit Index
- $16,903

*The Portfolio's inception date.
Source - Lipper, Inc. 2001.
See "Explanations of Charts and Tables."

SCHEDULE OF INVESTMENTS

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
Common Stock - 47.5%
Agricultural Operations - 0.7%
     764,960    Monsanto Co. ..................................    $ 25,855,648

Applications Software - 0.8%
     448,210    Microsoft Corp.* ..............................      29,702,877

Automotive - Cars and Light Trucks - 1.6%
     920,609    BMW A.G. ......................................      32,418,667
     549,875    General Motors Corp. ..........................      26,723,925

                                                                     59,142,592

Automotive - Truck Parts and Equipment - 0.7%
   1,957,165    Delphi Automotive Systems Corp. ...............      26,734,874

Beverages - Non-Alcoholic - 0.7%
     551,860    PepsiCo, Inc. .................................      26,870,063

Beverages - Wine And Spirits - 0.4%
   1,384,932    Diageo PLC ....................................      15,828,884

Brewery - 1.0%
     842,309    Anheuser-Busch Companies, Inc. ................      38,080,790

Broadcast Services and Programming - 0.8%
     300,005    Clear Channel Communications, Inc.* ...........      15,273,255
     923,456    Liberty Media Corp. - Class A* ................      12,928,384

                                                                     28,201,639

Cable Television - 0.4%
     404,919     Comcast Corp. - Special Class A* .............       14,577,084

Cellular Telecommunications - 1.1%
   2,711,008    AT&T Wireless Services, Inc.* .................    $ 38,957,185

Chemicals - Diversified - 1.1%
     641,595    E.I. du Pont de Nemours and Co. ...............      27,274,203
     831,548    Lyondell Chemical Co. .........................      11,916,083

                                                                     39,190,286

Computer Services - 0.8%
     433,550    Electronic Data Systems Corp. .................      29,719,852

Computers - 1.6%
   1,228,780    Apple Computer, Inc. * ........................      26,910,282
     252,435    IBM Corp. .....................................      30,534,538

                                                                     57,444,820

Computers - Peripheral Equipment - 0.6%
     346,245    Lexmark International Group, Inc. - Class A* ..      20,428,455

Cosmetics and Toiletries - 1.4%
     328,410    Kimberly-Clark Corp. ..........................      19,638,918
     379,220    Procter & Gamble Co. ..........................      30,007,679

                                                                     49,646,597
Data Processing and Management - 1.4%
     865,559    Automatic Data Processing, Inc. ...............      50,981,425

Diversified Financial Services - 2.8%
   2,027,071    Citigroup, Inc. ...............................     102,326,544

SEE NOTES TO SCHEDULES OF INVESTMENTS.

18 JANUS ASPEN SERIES / DECEMBER 31, 2001

                         JANUS ASPEN BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
Diversified Operations - 5.7%
   1,417,664    General Electric Co. ........................    $   56,819,973
   1,626,330    Honeywell International, Inc. ...............        55,002,481
     220,445    Illinois Tool Works, Inc. ...................        14,928,535
     660,535    Minnesota Mining and Manufacturing Co. ......        78,081,842

                                                                    204,832,831

Electronic Components - Semiconductors - 0.2%
     273,612    Texas Instruments, Inc. .....................         7,661,136

Electronic Design Automation - 0.6%
   1,046,127    Cadence Design Systems, Inc.* ...............        22,931,104

Engineering - Research and Development - 0.7%
     638,655    Fluor Corp. .................................        23,885,697

Enterprise Software/Services - 0.4%
     961,660    Oracle Corp.* ...............................        13,280,525

Fiduciary Banks - 0.5%
     408,420    Bank of New York Company, Inc. ..............        16,663,536

Hotels and Motels - 0.1%
     120,233    Fairmont Hotels and Resorts, Inc.
                   - New York Shares ........................         2,873,569

Insurance Brokers - 2.2%
     619,620    Aon Corp. ...................................        22,008,902
     521,835    Marsh & McLennan Companies, Inc. ............        56,071,171

                                                                     78,080,073

Life and Health Insurance - 0.7%
     285,255    CIGNA Corp. .................................        26,428,876

Medical - Drugs - 2.6%
     661,955    American Home Products Corp. ................        40,617,559
     281,415    Eli Lilly and Co. ...........................        22,102,334
     371,525    Pfizer, Inc. ................................        14,805,271
     448,130    Schering-Plough Corp. .......................        16,047,535

                                                                     93,572,699

Medical - Hospitals - 1.1%
     677,310    Tenet Healthcare Corp.* .....................        39,771,643

Money Center Banks - 1.4%
     343,740    Bank of America Corp. .......................        21,638,433
     835,710    J.P. Morgan Chase & Co. .....................        30,378,059

                                                                     52,016,492

Motorcycle and Motor Scooter Manufacturing - 0.3%
     182,343    Harley-Davidson, Inc. .......................         9,903,048

Multi-Line Insurance - 1.3%
     596,729    American International Group, Inc. ..........        47,380,283

Multimedia - 2.5%
     285,745    Gannett Company, Inc. .......................        19,210,636
   1,055,416    Viacom, Inc. - Class B* .....................        46,596,616
   1,125,835    Walt Disney Co. .............................        23,327,301

                                                                     89,134,553

Oil Companies - Exploration and Production - 1.4%
     367,310    Anadarko Petroleum Corp. ....................        20,881,573
     773,917    Burlington Resources, Inc. ..................        29,052,844

                                                                     49,934,417

Oil Companies - Integrated - 1.5%
   1,282,340    Exxon Mobil Corp. ...........................        50,395,962
     145,313    PanCanadian Energy Corp. ....................         3,759,680

                                                                     54,155,642

Property and Casualty Insurance - 1.3%
     506,835    ACE, Ltd. ...................................    $   20,349,425
     300,885    XL Capital, Ltd. - Class A ..................        27,488,854

                                                                     47,838,279

Reinsurance - 0.8%
      12,285    Berkshire Hathaway, Inc. - Class B* .........        31,019,625

Retail - Apparel and Shoe - 0.5%
   1,208,295    Gap, Inc. ...................................        16,843,632

Retail - Discount - 1.1%
     469,770    Target Corp. ................................        19,284,058
     343,625    Wal-Mart Stores, Inc. .......................        19,775,619

                                                                     39,059,677

Semiconductor Components/Integrated Circuits - 0.7%
     291,847    Linear Technology Corp. .....................        11,393,707
     299,247    Maxim Integrated Products, Inc.* ............        15,713,460

                                                                     27,107,167

Super-Regional Banks - 0.7%
   1,224,283    U.S. Bancorp ................................        25,624,243

Telecommunication Equipment - Fiber Optics - 0.4%
     908,225    CIENA Corp.* ................................        12,996,700

Transportation - Services - 0.9%
     615,845    FedEx Corp.* ................................        31,950,039
--------------------------------------------------------------------------------
Total Common Stock (cost $1,688,092,329) ....................     1,718,635,101
--------------------------------------------------------------------------------
Corporate Bonds - 19.1%
Aerospace and Defense - 0.7%
                Lockheed Martin Corp.:
$  5,790,000       7.25%, company guaranteed
                   notes, due 5/15/06 .......................         6,217,013
   6,195,000       8.20%, notes, due 12/1/09 ................         6,969,375
   9,700,000       7.65%, company guaranteed
                   notes, due 5/1/16 ........................        10,560,875

                                                                     23,747,263

Automotive -    Truck Parts and Equipment - 0.5%
  14,240,000    Delphi Automotive Systems Corp., 6.55%
                   notes, due 6/15/06 .......................        14,257,800
   5,420,000    Lear Corp., 7.96%
                   company guaranteed notes, due 5/15/05 ....         5,494,525

                                                                     19,752,325

Beverages       - Non-Alcoholic - 1.2%
                Coca-Cola Enterprises, Inc.:
   7,675,000       5.375%, notes, due 8/15/06 ...............         7,770,938
  17,173,000       7.125%, notes, due 9/30/09 ...............        18,396,576
  11,875,000       6.125%, notes, due 8/15/11 ...............        11,949,219
   4,455,000    PepsiCo, Inc., 4.50%
                   notes, due 9/15/04 .......................         4,510,688

                                                                     42,627,421

Brewery - 1.3%
                Anheuser-Busch Companies, Inc.:
   9,995,000       5.65%, notes, due 9/15/08 ................        10,182,406
   9,135,000       5.75%, notes, due 4/1/10 .................         9,123,581
  13,969,000       6.00%, senior notes, due 4/15/11 .........        14,126,151
   3,600,000       7.55%, notes, due 10/1/30 ................         4,113,000
   3,750,000       6.80%, notes, due 1/15/31 ................         3,914,063
   4,925,000       6.80%, notes, due 8/20/32 ................         5,140,469

                                                                     46,599,670



SEE NOTES TO SCHEDULES OF INVESTMENTS.

                                       JANUS ASPEN SERIES / DECEMBER 31, 2001 19

JANUS ASPEN BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS



SHARES OR PRINCIPAL AMOUNT                                          MARKET VALUE
================================================================================
Broadcast Services and Programming - 0.6%
                Clear Channel Communications, Inc.:
$ 13,003,000       2.625%, convertible senior
                   notes, due 4/1/03 ........................    $   13,263,060
   9,370,000       6.00%, notes, due 11/1/06 ................         9,217,738

                                                                     22,480,798

Cable Television - 1.3%
                Cox Communications, Inc.:
   3,950,000       7.50%, notes, due 8/15/04 ................         4,216,625
   7,672,000       7.75%, notes, due 8/15/06 ................         8,237,810
                CSC Holdings, Inc.:
   7,000,000       8.125%, debentures, due 8/15/09 ..........         7,192,500
   7,170,000       7.625%, senior notes, due 4/1/11 .........         7,178,963
  18,005,000    TCI Communications, Inc., 6.375%
                   senior notes, due 5/1/03 .................        18,500,138

                                                                     45,326,036

Cellular Telecommunications - 0.6%
   8,350,000    AT&T Wireless Services, Inc., 7.35%
                   senior notes, due 3/1/06 .................         8,830,125
   2,000,000    Cingular Wireless, Inc., 5.625%
                   notes, due 12/15/06+ .....................         2,017,500
   9,940,000    VoiceStream Wireless Corp., 10.375%
                   senior notes, due 11/15/09 ...............        11,281,900

                                                                     22,129,525

Chemicals - Diversified - 0.7%
  10,960,000    E.I. du Pont de Nemours and Co., 6.875%
                   notes, due 10/15/09 ......................        11,795,700
  14,933,000    Lyondell Chemical Co., 9.625%
                   secured notes, due 5/1/07 ................        15,082,330

                                                                     26,878,030

Commercial Banks - 0.1%
   5,420,000    US Bank N.A., 5.70%
                   notes, due 12/15/08 ......................         5,304,825

Computers - 0.4%
  12,723,000    Sun Microsystems, Inc., 7.65%
                   senior notes, due 8/15/09 ................        12,913,845



Cosmetics and Toiletries - 0.2%
   8,175,000    International Flavors & Fragrances, Inc. 6.45%,
                   notes, due 5/15/06 .......................         8,266,969

Diversified Financial Services - 2.6%
  11,225,000    Associates Corp. of North America, 5.75%
                   senior notes, due 11/1/03 ................        11,702,063
                Citigroup, Inc.:
   4,590,000       5.50%, notes, due 8/9/06 .................         4,653,112
  11,850,000       7.25%, subordinated notes, due 10/1/10 ...        12,694,312
   5,575,000       6.50%, notes, due 1/18/11 ................         5,735,281
                General Electric Capital Corp.:
  10,415,000       5.375%, notes, due 1/15/03 ...............        10,688,394
  20,100,000       5.375%, notes, due 4/23/04 ...............        20,853,750
  10,940,000       7.25%, notes, due 5/3/04 .................        11,801,525
  17,000,000       5.35%, notes, due 3/30/06 ................        17,297,500

                                                                     95,425,937

Diversified Operations - 0.4%
                Honeywell International, Inc.:
   8,950,000       5.125%, notes, due 11/1/06 ...............         8,826,937
   7,165,000       6.125%, notes, due 11/1/11 ...............         7,093,350

                                                                     15,920,287

Finance - Auto Loans - 0.7%
                General Motors Acceptance Corp.:
$ 15,850,000       6.75%, notes, due 12/10/02 ...............    $   16,365,125
   5,955,000       5.80%, notes, due 3/12/03 ................         6,074,100

                                                                     22,439,225

Finance - Consumer Loans - 0.6%
   8,830,000    American General Finance Corp., 5.875%
                   notes, due 7/14/06 .......................         8,962,450
                Household Finance Corp.:
   7,180,000       6.50%, notes, due 1/24/06 ................         7,359,500
   4,340,000       6.75%, notes, due 5/15/11 ................         4,312,875

                                                                     20,634,825

Finance - Credit Card - 0.4%
  12,921,000    American Express Co., 6.75%
                   senior unsubordinated notes, due 6/23/04 .        13,712,411

Finance - Investment Bankers/Brokers - 0.5%
  17,325,000    Salomon Smith Barney Holdings, Inc.
                   6.50%, notes, due 2/15/08 ................        17,974,688

Food - Diversified - 0.6%
                Kellogg Co.:
  18,100,000       5.50%, notes, due 4/1/03 .................        18,552,500
   1,800,000       7.45%, debentures, due 4/1/31 ............         1,932,750

                                                                     20,485,250

Food - Retail - 1.2%
   4,420,000    Fred Meyer, Inc., 7.45%
                   company guaranteed notes, due 3/1/08 .....         4,745,975
                Kroger Co.:
   3,960,000       7.80%, notes, due 8/15/07 ................         4,331,250
   1,780,000       7.00%, senior notes, due 5/1/18 ..........         1,768,875
   4,550,000       6.80%, notes, due 12/15/18 ...............         4,430,562
   4,580,000       7.50%, company guaranteed notes
                   due 4/1/31 ...............................         4,809,000
                Safeway, Inc.:
   3,050,000       6.85%, senior notes, due 9/15/04 .........         3,225,375
   7,750,000       6.15%, notes, due 3/1/06 .................         7,953,437
   3,350,000       6.50%, notes, due 11/15/08 ...............         3,442,125
   9,350,000       6.50%, notes, due 3/1/11 .................         9,537,000

                                                                     44,243,599

Internet Brokers - 0.3%
   9,667,000    Charles Schwab Corp., 8.05%
                   notes, due 3/1/10 ........................        10,416,193

Life and Health Insurance - 0.1%
   2,393,000    SunAmerica, Inc., 6.75%
                   notes, due 10/1/07 .......................         2,503,676

Medical - Drugs - 0.3%
   9,150,000    Pfizer, Inc., 5.625%
                   notes, due 2/1/06 ........................         9,413,062
   2,871,000    Warner-Lambert Co., 6.00%
                   notes, due 1/15/08 .......................         2,910,476

                                                                     12,323,538

Medical - HMO - 0.1%
   4,950,000    UnitedHealth Group, Inc., 7.50%
                   notes, due 11/15/05 ......................         5,265,562

Money Center Banks - 0.3%
                J.P. Morgan Chase & Co.:
   4,935,000       5.625%, notes, due 8/15/06 ...............         5,015,194
   6,620,000       6.75%, subordinated notes, due 2/1/11 ....         6,777,225

                                                                     11,792,419



SEE NOTES TO SCHEDULES OF INVESTMENTS.

20 JANUS ASPEN SERIES / DECEMBER 31, 2001

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
================================================================================
Multimedia - 0.3%
                Viacom, Inc.:
$  8,485,000       7.75%, senior notes, due 6/1/05 ..........    $    9,153,194
   3,000,000       7.70%, company guaranteed
                   notes, due 7/30/10 .......................         3,255,000

                                                                     12,408,194

Oil Companies - Exploration and Production - 0.2%
   7,095,000    Burlington Resources Finance Co., 7.20%
                   notes, due 8/15/31........................         6,864,412

Oil Refining and Marketing - 0.2%
   5,275,000    Tosco Corp., 8.125%
                   notes, due 2/15/30 .......................         6,039,875

Physical Therapy and Rehabilitation Centers - 0%
                HEALTHSOUTH Corp.:
   1,085,000       7.375%, senior notes, due 10/1/06+ .......         1,085,000
   1,085,000       8.375%, notes, due 10/1/11+ ..............         1,117,550

                                                                      2,202,550

Pipelines - 0.6%
                El Paso Corp.:
   8,825,000       7.00%, senior notes, due 5/15/11 .........         8,736,750
   8,825,000       8.05%, notes, due 10/15/30 ...............         9,056,656
   3,600,000    Kinder Morgan, Inc., 6.45%
                   senior notes, due 3/1/03 .................         3,703,500

                                                                     21,496,906

Resorts and Theme Parks - 0%
   1,065,000    Six Flags, Inc., 9.75%
                   senior notes, due 6/15/07 ................         1,080,975

Retail - Apparel and Shoe - 0.4%
                Gap, Inc.:
   2,800,000       8.15%, notes, due 12/15/05+ ..............         2,415,000
  11,715,000       8.80%, notes, due 12/15/08+ ..............        10,250,625

                                                                     12,665,625

Retail - Building Products - 0.7%
  22,425,000    Home Depot, Inc., 6.50%
                   senior notes, due 9/15/04 ................        23,742,469

Retail - Discount - 1.0%
                Target Corp.:
   8,775,000       5.50%, notes, due 4/1/07 .................         8,862,750
   2,855,000       5.40%, notes, due 10/1/08 ................         2,819,313
                Wal-Mart Stores, Inc.:
   7,850,000       5.45%, notes, due 8/1/06 .................         8,036,438
  14,340,000       6.875%, senior notes, due 8/10/09 ........        15,505,125

                                                                     35,223,626

Super-Regional Banks - 0%
   1,693,000    Firstar Bank N.A., 7.125%
                   subordinated notes, due 12/1/09 ..........         1,779,766
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $674,370,346) ...................       692,668,715
--------------------------------------------------------------------------------
Preferred Stock - 1.2%
Electric - Integrated - 0.5%
     381,152    Reliant Energy, Inc., convertible, 2.00%,
                   (AOL Time Warner, Inc.) ..................        19,438,752

Oil Companies - Integrated - 0.5%
     509,675    El Paso CGP Co., convertible, 6.625% ........        16,054,762

Publishing - Newspapers - 0.2%
      98,448    Tribune Co., convertible, 2.00% .............         8,547,255
--------------------------------------------------------------------------------
Total Preferred Stock (cost $64,451,846) ....................        44,040,769
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
       4,211    Ono Finance PLC - expires 5/31/09*,+
                   (cost $0) ................................    $       37,494
--------------------------------------------------------------------------------
U.S. Government Obligations - 21.5%
U.S. Government Agencies - 10.8%
                Fannie Mae:
$ 63,735,000       4.75%, due 11/14/03 ......................        65,629,204
  90,900,000       3.125%, due 11/15/03 .....................        90,900,000
  23,780,000       5.50%, due 5/2/06 ........................        24,493,400
  14,365,000       4.75%, due 1/2/07 ........................        14,275,219
  43,935,000       6.625%, due 9/15/09 ......................        46,955,531
  13,200,000       6.25%, due 2/1/11 ........................        13,431,000
  34,150,000       5.50%, due 3/15/11 .......................        33,552,375
                Federal Home Loan Bank:
  56,325,000       4.875%, due 5/14/04 ......................        57,944,344
  29,175,000       6.50%, due 11/15/05 ......................        31,180,781
                Freddie Mac
  12,270,000       5.875%, due 3/21/11 ......................        12,193,312

                                                                    390,555,166

U.S. Treasury Notes/Bonds - 10.7%
  17,900,000       4.75%, due 1/31/03 .......................        18,397,083
   5,350,000       2.75%, due 9/30/03 .......................         5,342,457
  70,845,000       5.875%, due 11/15/04 .....................        75,012,103
  40,760,000       6.50%, due 10/15/06 ......................        44,391,716
  33,160,000       5.50%, due 2/15/08 .......................        34,613,071
   5,545,000       5.625%, due 5/15/08 ......................         5,812,269
  16,095,000       5.50%, due 5/15/09 .......................        16,678,927
  26,910,000       5.00%, due 2/15/11 .......................        26,827,924
  25,975,000       7.25%, due 5/15/16 .......................        30,030,477
  26,435,000       6.25%, due 8/15/23 .......................        27,983,827
  29,775,000       5.25%, due 2/15/29 .......................        27,954,556
  47,375,000       6.125%, due 8/15/29 ......................        50,280,035
  22,270,000       6.25%, due 5/15/30 .......................        24,123,755

                                                                    387,448,200
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $767,421,792) .......       778,003,366
--------------------------------------------------------------------------------
Repurchase Agreement - 6.0%
 216,900,000    ABN AMRO Bank N.V., 1.80%
                   dated 12/31/01, maturing 1/2/02 to be
                   repurchased at $216,921,690
                   collateralized by $307,079,796 in
                   Collateralized Mortgage Obligations
                   2.28%-7.135%, 11/25/20-12/25/40 AAA,
                   $860,838 in U.S. Treasury Notes/Bonds,
                   0%, 2/15/18 with respective values of
                   $220,914,617 and $323,383
                   (cost $216,900,000) ......................       216,900,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 1.7%
                Tyco Capital Corp.
  60,000,000       1.78%, 1/2/01
                   (amortized cost $59,997,033) .............        59,997,033
--------------------------------------------------------------------------------



SEE NOTES TO SCHEDULES OF INVESTMENTS.

                                       JANUS ASPEN SERIES / DECEMBER 31, 2001 21

JANUS ASPEN BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
U.S. Government Agencies - 2.9%
                Fannie Mae:
$ 25,000,000       3.275%, 4/17/02 ..........................    $   24,875,000
  20,000,000       1.92%, 4/18/02 ...........................        19,900,000
                Federal Home Loan Bank System:
  25,000,000       3.55%, 1/11/02 ...........................        24,987,292
  10,000,000       1.95%, 5/1/02 ............................         9,937,500
  25,000,000       1.74%, 5/15/02 ...........................        24,843,750
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $104,405,165) ..........       104,543,542
--------------------------------------------------------------------------------
Total Investments (total cost $3,575,638,511) - 99.9% .......     3,614,826,020
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.1%         3,175,609
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $3,618,001,629
--------------------------------------------------------------------------------



SUMMARY OF INVESTMENTS BY COUNTRY, DECEMBER 31, 2001



Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bermuda                                              1.3%         $   47,838,279
Canada                                               0.2%              6,633,249
Germany                                              0.9%             32,418,667
United Kingdom                                       0.4%             15,866,378
United States++                                     97.2%          3,512,069,447
--------------------------------------------------------------------------------
Total                                              100.0%         $3,614,826,020



++INCLUDES SHORT-TERM SECURITIES (86.6% EXCLUDING SHORT-TERM SECURITIES)

SEE NOTES TO SCHEDULES OF INVESTMENTS.

22 JANUS ASPEN SERIES / DECEMBER 31, 2001

                     JANUS ASPEN GROWTH AND INCOME PORTFOLIO

[PHOTO]
David Corkins
portfolio manager

Janus Aspen Growth and Income Portfolio declined 13.37% for its Institutional Shares and 13.58% for its Service Shares for the fiscal year ended December 31, 2001, while its benchmark, the S&P 500 Index, fell 11.88%.(1) As of December 31, 2001, the Portfolio placed in the top quartile of its peer group, ranking 11 out of 148 large-cap growth funds for the one-year period as tracked by Lipper, Inc., a leading mutual fund rating company.(2)

The past year has been challenging for investors, as markets were roiled by an economic downturn in the United States, a rash of corporate earnings disappointments and the ongoing correction in technology valuations. Compounding these pressures were the tragic events of September 11, which left investors in shock and cast a shadow of uncertainty over markets worldwide. Responding to this environment, the Federal Reserve reduced interest rates 11 times, taking the federal funds rate to its lowest level in more than four decades. These rate cuts helped rejuvenate consumer confidence and raise hopes for an improved economic outlook in 2002.

We are disappointed that we must report a loss to our shareholders. Nonetheless, we believe that our more defensive posture helped shield our investors from the worst of the volatility. As we look ahead to position the Portfolio for a potential economic rebound, we have made changes incrementally, relying on disciplined analysis rather than swift reaction to market swings. For instance, as interest rates continued to decline in the second half of the year, we took gains on a number of our longer-term, fixed-income holdings. Given the prospects for an improved economy, we felt that the bond market offered fewer marginal opportunities. Consequently, we redeployed assets to take advantage of reduced valuations in the stock market.

On the equity side, we maintained a diversified portfolio to ensure that no single position or industry could have a disproportionate effect on performance. At the same time, we continued to rely on a core of long-time holdings that have earned our confidence through their execution and profitability. These are blue-chip companies with proven management teams and established market positions.

One standout was global financial services powerhouse Citigroup. With its diverse product base and global reach, Citigroup is positioned for continued growth as it taps underserved markets for credit cards, insurance and underwriting. In August, Citigroup completed its purchase of Mexico's Grupo Financiero Banamex-Accival, or Banacci, one of the leading commercial banks in Mexico. This acquisition will help it leverage its technology and marketing prowess to capitalize on Banacci's huge market share.

Another stock that provided us with stability was PepsiCo, parent of the Pepsi Cola, Frito-Lay and Tropicana brands. The company continues to reap synergies in the distribution of its many products. Moreover, its recent acquisition of Quaker Oats, including the powerful Gatorade brand, offers the opportunity to further boost incremental margins. Meanwhile, Anheuser-Busch, the world's largest brewer, benefited from its leading brand name and dominant market share, which helped it sustain price increases and double-digit earnings growth even in a lackluster economy.

Detracting from our results was disappointing performance by American International Group, a multi-line insurance company, which sold off sharply in the third quarter after suffering roughly $800 million in losses stemming from the terrorist attacks. Despite this setback, the insurance company's solid capitalization, broad and profitable product lines and high credit rating continue to win our confidence.

Additionally, several of our energy positions, including Exxon-Mobil, declined on concerns that oil prices would continue to sag due to weaker global demand and the failure by oil-producing nations to coordinate production cutbacks. Even so, we felt that the drop in Exxon's stock was overstated. With its strong business platform and ample cash flow, the company has already proven its ability to weather economic and oil-demand cycles. Furthermore, we believe that the stock will continue to benefit from the synergies created by Exxon's acquisition of Mobil, a merger that strengthens Exxon's already-powerful leverage with suppliers and customers.

Going forward, we remain cautiously optimistic on prospects for a recovery in 2002, as interest rate cuts, increased government spending and lower oil prices take hold. At the same time, our concerns over lingering uncertainties will lead us to maintain a relatively conservative approach that focuses on a diverse group of companies that have proven their worth time and again. We believe this is the best way to balance near-term risk with longer-term opportunity.

Thank you for investing in Janus Aspen Growth and Income Portfolio.



Portfolio Asset Mix
(% of Net Assets)                         December 31, 2001    December 31, 2000
--------------------------------------------------------------------------------
Equities                                              84.3%                76.2%
Top 10 Equities                                       27.2%                27.2%
Number of Stocks                                         74                   79
Fixed Income Securities                                6.9%                 8.8%
Cash and Cash Equivalents                              8.8%                15.0%
--------------------------------------------------------------------------------



(1) All returns include reinvested dividends and capital gains.

(2) Lipper, Inc. is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                       JANUS ASPEN SERIES / DECEMBER 31, 2001 23

Average Annual Total Return
For the Periods Ended December 31, 2001
--------------------------------------------------------------------------------

Institutional Shares (Inception Date 5/1/98)
  1 Year                                                                (13.37)%
  From Inception                                                          12.72%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                (11.88)%
  From Inception of Institutional Shares                                   2.20%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                (13.58)%
  From Portfolio Inception                                                12.44%
--------------------------------------------------------------------------------



Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Standard & Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

PERFORMANCE OVERVIEW

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Growth and Income Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Growth and Income Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1998, through December 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Growth and Income Portfolio - Institutional Shares ($15,514) as compared to the S&P 500 Index ($10,832).

Average Annual Total Return
for the periods ended December 31, 2001
One Year, (13.37)%
Since 5/1/98,* 12.72%

Janus Aspen Growth and Income Portfolio
- Institutional Shares - $15,514

S&P 500 Index
- $10,832

*The Portfolio's inception date.
Source - Lipper, Inc. 2001.
See "Explanations of Charts and Tables."

SCHEDULE OF INVESTMENTS
SHARES OR PRINCIPAL AMOUNT                                       MARKET VALUE
================================================================================
Common Stock - 82.0%
Applications Software - 2.3%
      61,845    Microsoft Corp.*.............................    $    4,098,468

Automotive - Cars and Light Trucks - 0.7%
      33,315    BMW A.G. ....................................         1,173,167

Automotive - Truck Parts and Equipment - 1.0%
     134,590    Delphi Automotive Systems Corp. .............         1,838,499

Beverages - Non-Alcoholic - 2.9%
     102,240    Coca-Cola Enterprises, Inc. .................         1,936,426
      65,111    PepsiCo, Inc. ...............................         3,170,255

                                                                      5,106,681

Brewery - 1.4%
      54,958    Anheuser-Busch Companies, Inc. ..............         2,484,651

Broadcast Services and Programming - 3.3%
      18,120    Clear Channel Communications, Inc.* .........           922,489
     349,238    Liberty Media Corp. - Class A* ..............         4,889,332

                                                                      5,811,821

Cable Television - 4.5%
     124,438    Comcast Corp. - Special Class A* ............         4,479,768
      61,456    Cox Communications, Inc. - Class A* .........         2,575,621
      36,830    USA Networks, Inc.* .........................         1,005,827

                                                                      8,061,216

Casino Hotels - 0.7%
     136,380    Park Place Entertainment Corp.* .............         1,250,605

Cellular Telecommunications - 1.4%
     172,235    AT&T Wireless Services, Inc.* ...............         2,475,017

Chemicals - Diversified - 2.0%
      67,013    E.I. du Pont de Nemours and Co. .............    $    2,848,723
      53,140    Solutia, Inc. ...............................           745,023

                                                                      3,593,746

Commercial Services - 0.2%
       9,522    Arbitron, Inc.* .............................           325,176

Commercial Services - Financial - 0.9%
      47,002    Paychex, Inc. ...............................         1,638,020

Computer Services - 0.8%
      72,570    Ceridian Corp.* .............................         1,360,687

Computers - 1.1%
      88,730    Apple Computer, Inc.* .......................         1,943,187

Cosmetics and Toiletries - 1.1%
      23,945    Procter & Gamble Co. ........................         1,894,768

Diversified Financial Services - 4.5%
     159,660    Citigroup, Inc. .............................         8,059,637

Diversified Operations - 6.2%
      97,593    General Electric Co. ........................         3,911,527
      89,115    Honeywell International, Inc. ...............         3,013,869
      10,185    Minnesota Mining and Manufacturing Co. ......         1,203,969
      49,270    Tyco International, Ltd. ....................         2,902,003

                                                                     11,031,368

Electric - Integrated - 0.9%
      41,450    Duke Energy Corp. ...........................         1,627,327

Electronic Components - Semiconductors - 0.7%
      74,330    Advanced Micro Devices, Inc.* ...............         1,178,874

SEE NOTES TO SCHEDULES OF INVESTMENTS.

24 JANUS ASPEN SERIES / DECEMBER 31, 2001

                     JANUS ASPEN GROWTH AND INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
================================================================================
Engineering - Research and Development - 1.1%

      50,210    Fluor Corp. .................................       $ 1,877,854

Entertainment Software - 0.5%
      15,445    Electronic Arts, Inc.* ......................           925,928

Finance - Consumer Loans - 1.5%
      46,045    Household International, Inc. ...............         2,667,847

Finance - Investment Bankers/Brokers - 1.9%
      22,055    Goldman Sachs Group, Inc. ...................         2,045,601
      25,905    Merrill Lynch & Company, Inc. ...............         1,350,169

                                                                      3,395,770

Financial Guarantee Insurance - 0.7%
      20,515    MGIC Investment Corp. .......................         1,266,186

Food - Retail - 0.2%
      17,375    Kroger Co.* .................................           362,616

Hotels and Motels - 0.4%
      28,057    Fairmont Hotels and Resorts, Inc.
                   - New York Shares ........................           670,562

Insurance Brokers - 3.1%
      39,645    Aon Corp. ...................................         1,408,190
      34,094    Marsh & McLennan Companies, Inc. ............         3,663,400
      20,200    Willis Group Holdings, Ltd.* ................           475,710

                                                                      5,547,300

Internet Brokers - 0.7%
      77,991    Charles Schwab Corp. ........................         1,206,521

Internet Security - 0.4%
      19,966    VeriSign, Inc.* .............................           759,507

Life and Health Insurance - 1.8%
      11,960    CIGNA Corp. .................................         1,108,094
      42,329    John Hancock Financial Services, Inc. .......         1,748,188
      16,910    Principal Financial Group, Inc.* ............           405,840

                                                                      3,262,122

Medical - Drugs - 5.2%
      25,337    Allergan, Inc. ..............................         1,901,542
      47,305    American Home Products Corp. ................         2,902,635
     112,535    Pfizer, Inc. ................................         4,484,520

                                                                      9,288,697

Medical Instruments - 1.5%
      51,664    Medtronic, Inc. .............................         2,645,713

Money Center Banks - 2.1%
      16,440    Bank of America Corp. .......................         1,034,898
      72,325    J.P. Morgan Chase & Co. .....................         2,629,014

                                                                      3,663,912

Motorcycle and Motor Scooter Manufacturing - 0.6%
      19,568    Harley-Davidson, Inc. .......................         1,062,738

Multi-Line Insurance - 5.6%
      77,855    American International Group, Inc. ..........         6,181,687
      45,391    Assicurazioni Generali ......................         1,260,141
      22,625    PartnerRe, Ltd. .............................         1,221,750
      42,410    Prudential Financial, Inc.* .................         1,407,588

                                                                     10,071,166

Multimedia - 3.3%
      38,860    AOL Time Warner, Inc.* ......................         1,247,406
      84,284    Viacom, Inc. - Class B* .....................         3,721,139
      44,805    Walt Disney Co. .............................           928,360

                                                                      5,896,905

Oil Companies - Exploration and Production - 0.8%
      36,620    Burlington Resources, Inc. ..................       $ 1,374,715

Oil Companies - Integrated - 4.1%
      39,220    Conoco, Inc. ................................         1,109,926
     116,580    Exxon Mobil Corp. ...........................         4,581,594
      58,704    PanCanadian Energy Corp.
                   - New York Shares ........................         1,526,304

                                                                      7,217,824

Pipelines - 0.8%
      10,973    El Paso Corp. ...............................           489,505
      17,891    Kinder Morgan, Inc. .........................           996,350

                                                                      1,485,855

Printing - Commercial - 0.5%
      25,946    Valassis Communications, Inc.* ..............           924,196

Reinsurance - 1.2%
         875    Berkshire Hathaway, Inc. - Class B* .........         2,209,375

Semiconductor Components/Integrated Circuits - 2.6%
      35,640    Linear Technology Corp. .....................         1,391,386
      60,119    Maxim Integrated Products, Inc.* ............         3,156,849

                                                                      4,548,235

Super-Regional Banks - 2.2%
     185,775    U.S. Bancorp ................................         3,888,271

Telecommunication Equipment - 1.0%
      74,615    Nokia Oyj (ADR) .............................         1,830,306

Telephone - Integrated - 0.7%
      93,664    Telefonica S.A.* ............................         1,253,445

Toys - 0.8%
      83,540    Mattel, Inc. ................................         1,436,888

Transportation - Railroad - 0.1%
       7,640    Fording, Inc. - New York Shares .............           136,527
--------------------------------------------------------------------------------
Total Common Stock (cost $147,213,267) ......................       145,829,896
--------------------------------------------------------------------------------

Corporate Bonds - 2.4%
Cellular Telecommunications - 0%
$     58,000    VoiceStream Wireless Corp., 10.375%
                   senior notes, due 11/15/09 ...............            65,830

Finance - Investment Bankers/Brokers - 0.4%
                Merrill Lynch & Company, Inc.:
     445,000       6.80%, notes, due 11/3/03 ................           468,919
     200,000       6.15%, notes, due 1/26/06 ................           207,000

                                                                        675,919

Oil Companies - Exploration and Production - 0.1%
     363,000    Devon Energy Corp., 0%
                   convertible debentures, due 6/27/20 ......           162,442

Retail - Discount - 1.0%
   1,655,000    Wal-Mart Stores, Inc., 4.375%
                   notes, due 8/1/03 ........................         1,683,962

Telephone - Integrated - 0.1%
     185,000    CenturyTel, Inc., 8.375%
                   notes, due 10/15/10 ......................           195,406
     111,000    NTL, Inc., 7.00%
                   convertible subordinated
                   notes, due 12/15/08 ......................            10,406

                                                                        205,812



SEE NOTES TO SCHEDULES OF INVESTMENTS.

                                       JANUS ASPEN SERIES / DECEMBER 31, 2001 25

JANUS ASPEN GROWTH AND INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS



SHARES OR PRINCIPAL AMOUNT                                          MARKET VALUE
================================================================================
Toys - 0.2%
                Mattel, Inc.:
$    140,000       6.00%, notes, due 7/15/03 ................      $    138,425
     250,000       6.125%, notes, due 7/15/05 ...............           242,187

                                                                        380,612

Transportation - Railroad - 0.2%
     365,000    Wisconsin Central Transportation Corp.
                   6.625%, notes, due 4/15/08 ...............           372,300

Wireless Equipment - 0.4%
   1,312,000    American Tower Corp., 5.00%
                   convertible notes, due 2/15/10+ ..........           782,280
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $4,798,037) .....................         4,329,157
--------------------------------------------------------------------------------
Preferred Stock - 2.3%
Automotive - Cars and Light Trucks - 1.3%
       5,947    Porsche A.G. ................................         2,271,583

Electric - Integrated - 1.0%
      35,996    Reliant Energy, Inc., convertible, 2.00%
                   (AOL Time Warner, Inc.) ..................         1,835,796
--------------------------------------------------------------------------------
Total Preferred Stock (cost $4,383,680) .....................         4,107,379
--------------------------------------------------------------------------------
U.S. Government Obligations - 4.5%
                U.S. Treasury Notes:
$  3,765,000       5.25%, due 8/15/03 .......................         3,915,600
   3,880,000       5.25%, due 5/15/04 .......................         4,045,482
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $7,687,771) .........         7,961,082
--------------------------------------------------------------------------------
Repurchase Agreement - 3.8%
   6,600,000    ABN AMRO Bank N.V., 1.80%
                   dated 12/31/01, maturing 1/2/02 to be
                   repurchased at $6,600,660 collateralized
                   by $9,344,060 in Collateralized Mortgage
                   Obligations 2.28%-7.135%,
                   11/25/20-12/25/40 AAA, $26,194 in U.S.
                   Treasury Notes/Bonds, 0%, 2/15/18 with
                   respective values of $6,722,160 and $9,840
                   (cost $6,600,000) ........................         6,600,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 5.6%
                Federal Home Loan Bank System:
   5,000,000       1.83%, 1/11/02 ...........................         4,997,458
   5,000,000       1.65%, 1/31/02 ...........................         4,993,125
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $9,990,583) ..         9,990,583
--------------------------------------------------------------------------------
Total Investments (total cost $180,673,338) - 100.6% ........       178,818,097
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets -
  (0.6%) ....................................................        (1,005,471)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $  177,812,626
--------------------------------------------------------------------------------




SUMMARY OF INVESTMENTS BY COUNTRY, DECEMBER 31, 2001



Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bermuda                                              2.3%         $    4,123,753
Canada                                               1.3%              2,333,393
Finland                                              1.0%              1,830,306
Germany                                              2.0%              3,444,750
Italy                                                0.7%              1,260,141
Spain                                                0.7%              1,253,445
United States++                                     92.0%            164,572,309
--------------------------------------------------------------------------------
Total                                              100.0%         $  178,818,097



++INCLUDES SHORT-TERM SECURITIES (82.8% EXCLUDING SHORT-TERM SECURITIES)

SEE NOTES TO SCHEDULES OF INVESTMENTS.

26 JANUS ASPEN SERIES / DECEMBER 31, 2001

            JANUS ASPEN STRATEGIC VALUE PORTFOLIO

[PHOTO]
David Decker
portfolio manager

For the 12 months ended December 31, 2001, Janus Aspen Strategic Value Portfolio declined 8.12% for its Institutional Shares and 8.38% for its Service Shares, outpacing its benchmark, the S&P 500 Index, which saw a loss of 11.88%.(1)

The past year proved to be a very difficult one for investors and businesses alike as the economy slowed dramatically, falling into recession as early as spring. While the market spent much of the year searching for signs of an economic bottom, September 11 threw an already tenuous economy into further disarray. It is difficult to express my feelings about the events, as I know that many readers of this letter have suffered great personal and economic losses. I would, however, like to convey my deepest condolences to those who suffered personally as a result of the events.

While the Portfolio has rallied back significantly from the severe capital loss that accompanied the attacks, the damage was, nonetheless, severe. In this context, market reaction to the events did create unique valuation discrepancies on which we selectively bought companies at attractive prices.

As you may recall from past letters, we approach valuation as a function of cash flows. In other words, does the company generate strong free cash flow and does management reinvest that cash flow at a high rate of return? In some areas like media, valuation rarely gets to levels that we believe present a compelling relationship between risk and reward. However, companies such as Viacom and Clear Channel Communications saw declines in their market values go substantially below their intrinsic values during the period. These companies are strong generators of cash with very solid management teams. For us, the issue has always been valuation. We felt that following September 11, the market valuation increasingly reflected the short-term outlook and not the intrinsic value of the cash flows these companies will generate over time. We therefore built a substantial position in each.

The failed takeover of Honeywell by General Electric provided a unique opportunity to buy the former company at a discounted price. Honeywell will certainly suffer along with all companies involved in commercial aerospace. However, we have tremendous confidence in new CEO Larry Bossidy's ability to restructure the company and help it generate substantially greater cash flow, at a higher rate of return, than it has to date. We feel Honeywell's current valuation does not fully reflect this opportunity.

We also increased our position in Teekay Shipping, a leading transporter of petroleum and crude energy products. Following a tremendous increase in market value earlier this year, lower freight rates due to weaker oil demand led to a substantial decline in the company's market value. While the market continues to be weak and potential OPEC supply cuts could further damage the environment for freight rates, we believe the company's market value is below what its ships alone are worth. Given Teekay's ability to generate substantial free cash flow in an improved environment, we felt that buying the assets at a steep discount to their true value will potentially provide excellent return with limited downside risk.

Following a solid first half of the year, Advanced Micro Devices (AMD) suffered a severe correction in its market value as a result of a brutal price war for microprocessors with Intel, its leading competitor. Despite the likely continued difficult environment, we decided to hold the position due to our belief that AMD has substantially improved its competitive position in the market, which has not been fully reflected in its market value. Furthermore, we are particularly encouraged by AMD's ability to maintain market share despite the price war.

Valuing cash flows is fundamentally a function of the confidence we have in the consistency of those cash flows. The higher the confidence in those cash flows, the more we are willing to pay. However, as was the case with Teekay Shipping, we will invest in companies with volatile cash flows if we can buy them at an attractive price.

Going forward, although I do not see any clear signs of an economic turnaround, I am encouraged by periodic anecdotal comments from companies saying things are not getting worse. Regardless of the macroeconomic environment, we are confident that the stocks which represent the Portfolio today offer downside support, yet are positioned to capitalize on the disconnect between intrinsic and market value.

Thank you for your continued confidence in Janus Aspen Strategic Value
Portfolio.



Portfolio Asset Mix
(% of Net Assets)                         December 31, 2001    December 31, 2000
--------------------------------------------------------------------------------
Equities                                              69.5%                78.4%
  Foreign                                              9.5%                 9.2%
  Europe                                               0.1%                 0.4%
Top 10 Equities                                       31.9%                31.1%
Number of Stocks                                         47                   63
Cash, Cash Equivalents
  and Fixed Income Securities                         30.5%                21.6%
--------------------------------------------------------------------------------



(1) All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                   JANUS ASPEN SERIES / DECEMBER 31, 2001 27

Average Annual Total Return
For the Periods Ended December 31, 2001
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/00)

  1 Year                                                                 (8.12)%
  From Inception                                                         (4.84)%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                (11.88)%
  From Portfolio Inception                                              (12.05)%
--------------------------------------------------------------------------------

Service Shares (Inception Date 5/1/00)
  1 Year                                                                 (8.38)%
  From Inception                                                         (4.88)%
--------------------------------------------------------------------------------



This Portfolio is designed for long-term investors who can accept the special risks associated with value investing.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Due to recent market volatility, the Portfolio may have an increased position in cash for temporary defensive purposes.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Standard & Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

The Adviser has contractually agreed to waive a portion of the Portfolio's expenses. Without such waivers, the Portfolio's total returns for each class would have been lower.

PERFORMANCE OVERVIEW

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Strategic Value Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Strategic Value Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 2000, through December 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Strategic Value Portfolio - Institutional Shares ($9,206) as compared to the S&P 500 Index ($8,074).

Average Annual Total Return
for the periods ended December 31, 2001
One Year, (8.12)%
Since 5/1/00,* (4.84)%

Janus Aspen Strategic Value Portfolio
- Institutional Shares - $9,206

S&P 500 INDEX - $8,074

*The Portfolio's inception date.
Source - Lipper, Inc. 2001.
See "Explanations of Charts and Tables."

SCHEDULE OF INVESTMENTS

SHARES OR PRINCIPAL AMOUNT                                       MARKET VALUE
================================================================================
Common Stock - 69.5%
Advertising Sales - 0.8%
       3,970    Lamar Advertising Co.* ......................   $       168,090

Aerospace and Defense-Equipment - 1.2%
       3,200    Alliant Techsystems, Inc.* ..................           247,040

Apparel Manufacturers - 0.4%
       1,680    Liz Claiborne, Inc. .........................            83,580

Automotive - Cars and Light Trucks - 0.6%
      25,000    Nissan Motor Company, Ltd. ..................           132,573

Automotive - Truck Parts and Equipment - 4.7%
      10,540    Delphi Automotive Systems Corp. .............           143,976
      12,245    Lear Corp.* .................................           467,024
      10,765    Tower Automotive, Inc.* .....................            97,208
      17,810    Visteon Corp. ...............................           267,862

                                                                        976,070

Broadcast Services and Programming - 1.9%
       1,070    Clear Channel Communications, Inc.* .........            54,474
      24,505    Liberty Media Corp. - Class A* ..............           343,070

                                                                        397,544

Building Products - Cement and Aggregate - 3.4%
      28,580    Cemex S.A. (ADR) ............................           705,926

Casino Hotels - 0.8%
      14,055    Station Casinos, Inc.* ......................           157,275

Commercial Services - 0.3%
       1,741    Arbitron, Inc.* .............................            59,455

Commercial Services - Financial - 1.0%
       4,935    Moody's Corp. ...............................    $      196,709

Computer Services - 2.6%
      28,815    Ceridian Corp.* .............................           540,281

Computers - 3.2%
      30,575    Apple Computer, Inc.* .......................           669,593

Containers - Paper and Plastic - 2.2%
      25,605    Packaging Corporation of America* ...........           464,731

Diversified Financial Services - 2.0%
       8,051    Citigroup, Inc. .............................           406,414

Diversified Operations - 1.3%
       7,820    Honeywell International, Inc. ...............           264,472

Electronic Components - Semiconductors - 1.6%
      20,520    Advanced Micro Devices, Inc.* ...............           325,447

Electronic Design Automation - 3.0%
      27,840    Cadence Design Systems, Inc.* ...............           610,253

Fiduciary Banks - 0.3%
       1,600    Bank of New York Company, Inc. ..............            65,280

Finance - Credit Card - 0.9%
       5,110    American Express Co. ........................           182,376

Finance - Investment Bankers/Brokers - 1.1%
       3,450    Lehman Brothers Holdings, Inc. ..............           230,460

Finance - Mortgage Loan Banker - 3.4%
       8,815    Fannie Mae ..................................           700,793

Life and Health Insurance - 0.9%
       7,650    Principal Financial Group, Inc.* ............           183,600

SEE NOTES TO SCHEDULES OF INVESTMENTS.

28 JANUS ASPEN SERIES / DECEMBER 31, 2001

                      JANUS ASPEN STRATEGIC VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

SHARES OR PRINCIPAL AMOUNT                                       MARKET VALUE
================================================================================
Machinery - Construction and Mining - 0%
         240    Terex Corp.* ................................    $        4,210

Medical Products - 1.9%
      11,710    Becton, Dickinson and Co. ...................           388,187

Multimedia - 2.4%
       1,390    McGraw-Hill Companies, Inc. .................            84,762
       9,425    Viacom, Inc. - Class B* .....................           416,114

                                                                        500,876

Oil Companies - Exploration and Production - 4.3%
       7,185    Anadarko Petroleum Corp. ....................           408,467
       7,925    Apache Corp. ................................           395,299
       4,015    Ocean Energy, Inc. ..........................            77,088

                                                                        880,854

Oil Refining and Marketing - 0.7%
      12,400    SK Corp. ....................................           141,134

Petrochemicals - 0.2%
       6,693    Reliance Industries, Ltd. ...................            42,355

Pipelines - 6.3%
      19,122    El Paso Corp. ...............................           853,032
       1,730    Kinder Morgan, Inc. .........................            96,344
       9,473    Kinder Morgan Management L.L.C.* ............           359,027

                                                                      1,308,403

Printing - Commercial - 1.7%
      10,145    Valassis Communications, Inc.* ..............           361,365

Recreational Centers - 0.4%
       3,550    Bally Total Fitness Holding Corp.* ..........            76,538

Reinsurance - 3.1%
         255    Berkshire Hathaway, Inc. - Class B* .........           643,875

Retail - Toy Store - 4.1%
      40,610    Toys "R" Us, Inc.* ..........................           842,251

Television - 0.1%
         950    SBS Broadcasting S.A.* ......................            17,195

Tobacco - 1.4%
       8,903    Vector Group, Ltd. ..........................           292,464

Toys - 0.8%
       9,465    Mattel, Inc. ................................           162,798

Transportation - Marine - 4.5%
      15,855    Teekay Shipping Corp. - New York Shares .....           552,547
      38,955    Transportacion Maritima
                   Mexicana S.A. de C.V.* ...................           373,968

                                                                        926,515
--------------------------------------------------------------------------------
Total Common Stock (cost $13,780,866) .......................        14,356,982
--------------------------------------------------------------------------------

Corporate Bonds - 1.6%
Tobacco - 1.6%
$    300,000    Vector Group, Ltd., 6.25%
                   convertible subordinated notes
                   due 7/15/08+ (cost $300,000) .............           336,375
--------------------------------------------------------------------------------

Repurchase Agreement - 16.0%
$  3,300,000    ABN AMRO Bank N.V., 1.80%
                   dated 12/31/01, maturing 1/2/02 to be
                   repurchased at $3,300,330 collateralized
                   by $4,672,030 in Collateralized Mortgage
                   Obligations 2.28%-7.135%,
                   11/25/20-12/25/40 AAA, $13,097 in U.S.
                   Treasury Notes/Bonds, 0%, 2/15/18 with
                   respective values of $3,361,080 and $4,920
                   (cost $3,300,000) ........................    $    3,300,000
--------------------------------------------------------------------------------
U.S Government Agencies - 12.1%
                Federal Home Loan Bank System:
   1,000,000       1.83%, 1/11/02 ...........................           999,492
   1,500,000       1.65%, 1/31/02 ...........................         1,497,937
--------------------------------------------------------------------------------
Total U.S Government Agencies (amortized cost $2,497,429) ...         2,497,429
--------------------------------------------------------------------------------
Total Investments (total cost $19,878,295) - 99.2% ..........        20,490,786
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.8%           174,241
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   20,665,027
--------------------------------------------------------------------------------




SUMMARY OF INVESTMENTS BY COUNTRY, DECEMBER 31, 2001



Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bahamas                                              2.7%         $      552,547
India                                                0.2%                 42,355
Japan                                                0.6%                132,573
Luxembourg                                           0.1%                 17,195
Mexico                                               5.3%              1,079,894
South Korea                                          0.7%                141,134
United States++                                     90.4%             18,525,088
--------------------------------------------------------------------------------
Total                                              100.0%         $   20,490,786



++INCLUDES SHORT-TERM SECURITIES (62.1% EXCLUDING SHORT-TERM SECURITIES)

SEE NOTES TO SCHEDULES OF INVESTMENTS.

                                       JANUS ASPEN SERIES / DECEMBER 31, 2001 29

JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO

[PHOTO]
Helen Young Hayes
portfolio manager

[PHOTO]
Brent Lynn
portfolio manager

Janus Aspen International Growth Portfolio's Institutional Shares fell 23.23% for the 12-month period ended December 31, 2001, while the Portfolio's Service Shares declined 23.43%. This compares to the 21.44% loss posted by its benchmark, the Morgan Stanley Capital International EAFE Index.(1)

The Portfolio's weak performance came as a rapid slowdown in economic growth worldwide set the tone for the year. In November of 2000, political uncertainty created by the controversy surrounding the U.S. presidential election catalyzed a sudden and severe drop in capital spending by companies in the newly deregulated telecom industry. This sharp drop in spending impacted a wide range of technology companies, and, by the first quarter of 2001, virtually all of corporate America was slashing spending and growing cautious. Before long, that weakness had spread overseas, and by the second quarter, virtually all major economies in Europe showed signs of a significant slowdown in growth. The story was much the same in Asia, where many of the region's developing economies suffered from a sharp fall-off in demand from the U.S., and while Japanese exporters benefited from a decline in the yen, the Japanese domestic economy remained in a severe slump. Latin American companies, with their export ties to the U.S., experienced similar retrenchment. Economic uncertainty reached a climax with the September 11 World Trade Center tragedy, and central banks moved decisively in the autumn to lower interest rates and provide the markets with some much needed liquidity.

Stocks reacted by falling nearly across the board. Virtually all major European markets finished the year with losses, while Japan's Nikkei 225 Index traded at or near lows not seen in 17 years. Though investors eyed a recovery in the fourth quarter and bid many stock prices up, especially in the technology sector, the NASDAQ Composite Index lost roughly 20% of its value during the period.

Throughout most of the year, we responded to this weakness by taking a more defensive stance than we have in the past, although in hindsight we would have liked to respond more rapidly in the first quarter. In addition to maintaining a substantial cash position, we sold stocks we believed were at risk for further earnings disappointments while adding companies we believe are capable of performing well in a slow- or zero-growth environment, including several healthcare and consumer products businesses. After September 11, we took advantage of the considerable volatility and deployed some of our cash to invest in select companies whose stocks we believe overreacted.

Not surprisingly, healthcare and consumer products stocks were our strong performers, given the uncertain economic environment. Stocks that we added to the Portfolio included diverse companies like Reckitt Benckiser, Diageo and Smith & Nephew. A global household products company, Reckitt Benckiser, is experiencing faster top-line growth than the industry due to its product innovation pipeline and mix of business. The company still has significant opportunities to expand its margins, and we believe its high cash-generation is undervalued by the market. With regard to Diageo, recent acquisitions and divestments have enabled the company to focus solely on its global leadership position in spirits. New marketing efforts lead us to believe there is significant potential for Diageo to restructure its distribution and to use its strong cash-generation to repurchase shares. Medical device company Smith & Nephew has also focused its operations. The company specializes in orthopedic implants, trauma, arthroscopy, wound management, and rehabilitation and concentrates primarily on fast-growing market segments that cater to an aging demographic.

Another strong performer, albeit volatile during the period, was Porsche. For much of the year, the deteriorating global economic environment seemed to distract the market from numerous positive developments taking place at the company, including booming demand for its newly updated and extremely profitable 911 models and the late-2002 launch of its new SUV. During the fourth quarter, however, Porsche released extremely impressive results for its fiscal year, redirecting the market's attention away from the weak economy to that of the positive company-specific events and causing the stock to gain significantly.

Meanwhile, our exposure to wireless worked against us. Late this year, leading Japanese wireless provider NTT DoCoMo scaled back high investor expectations for the October 1 launch of its "third generation" wireless data service, the first of its kind in the world. In the same period, global mobile-phone giant Vodafone consolidated its presence in the Japanese market, aggressively gaining share from market leader DoCoMo. These two catalysts, along with Japan's weakened economy, combined to drive DoCoMo's shares to levels not seen since the company's public offering in October 1998.

In closing, a significant amount of political and economic uncertainty has kept global markets under pressure. Nonetheless, central bankers around the world have acted in concert to inject massive amounts of liquidity in an effort to stave off worldwide recession, and more signs of improvement are being detected by certain businesses. While the exact timing of a recovery cannot be predicted, we will continue to maintain a well-diversified portfolio made up of companies that can weather the market's ongoing choppiness. That, together with the fact that more than a year of difficult market performance has left many valuations at compelling levels, allows us to look ahead to the coming year with a growing sense of optimism.

Thank you for your continued investment in Janus Aspen International Growth Portfolio.



Portfolio Asset Mix
(% of Net Assets)                         December 31, 2001    December 31, 2000
--------------------------------------------------------------------------------
Equities                                              92.0%                82.2%
  Foreign                                             90.2%                79.2%
Top 10 Equities                                       23.2%                27.4%
Number of Stocks                                        118                  101
Cash and Cash Equivalents                              8.0%                17.8%
--------------------------------------------------------------------------------



(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

30 JANUS ASPEN SERIES / DECEMBER 31, 2001

Average Annual Total Return
For the Periods Ended December 31, 2001
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/2/94)

  1 Year                                                                (23.23)%
  5 Year                                                                  10.32%
  From Inception                                                          13.47%
--------------------------------------------------------------------------------

Morgan Stanley Capital International EAFE(R)Index
  1 Year                                                                (21.44)%
  5 Year                                                                   0.89%
  From Inception Date of Institutional Shares                              2.76%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                (23.43)%
  5 Year                                                                   9.78%
  From Portfolio Inception                                                13.47%
--------------------------------------------------------------------------------



Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Morgan Stanely Capital International EAFE(R) Index is defined as an international index measuring market performance of 21 countries in Europe, Australasia, and the Far East. It's divided into 8 economic sectors and 38 industry groups; managed by Morgan Stanley Capital International. The NASDAQ Composite Stock Index (The National Association of Securities Dealers Automated Quotation System) is defined as a nationwide computerized quotation system for over 5,500 over-the-counter stocks. The index is compiled of more than 4,800 stocks that are traded via the system. The Nikkei Stock Average is a price weighted index of the 225 leading stocks traded on the Tokyo Stock Exchange. It is Japan's equivalent of the Dow Jones Stock Average. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

PERFORMANCE OVERVIEW

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen International Growth Portfolio - Institutional Shares and the Morgan Stanley Capital International EAFE Index. Janus Aspen International Growth Portfolio - Institutional Shares is represented by a shaded area of green. The Morgan Stanley Capital International EAFE(R) Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 2, 1994, through December 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen International Growth Portfolio - Institutional Shares ($26,349) as compared to the Morgan Stanley Capital International EAFE(R) Index ($12,318).

Average Annual Total Return
for the periods ended December 31, 2001
One Year, (23.23)%
Five Year, 10.32%
Since 5/2/94,* 13.47%

Janus Aspen International Growth Portfolio - Institutional Shares - $26,349

Morgan Stanley Capital
International EAFE(R)
Index - $12,318

*The Portfolio's inception date.
Source - Lipper, Inc. 2001.
See "Explanations of Charts and Tables."

SCHEDULE OF INVESTMENTS



SHARES OR PRINCIPAL AMOUNT                                          MARKET VALUE
================================================================================
Common Stock - 88.7%
Advertising Services - 0.3%
     437,410    WPP Group PLC** .............................      $  4,844,938

Aerospace and Defense - 0.7%
     426,433    Embraer-Empresa Brasileira de
                   Aeronautica S.A. (ADR) ...................         9,436,962

Applications Software - 0.8%
      43,153    Infosys Technologies, Ltd. ..................         3,645,543
   1,530,886    Satyam Computer Services, Ltd. ..............         7,502,040

                                                                     11,147,583



Audio and Video Products - 0.9%
     284,900    Sony Corp.** ................................        13,021,145

Automotive - Cars and Light Trucks - 2.3%


     146,794    BMW A.G.** ..................................         5,169,258
   2,632,000    Nissan Motor Company, Ltd.** ................        13,957,274
     501,000    Toyota Motor Corp.** ........................        12,691,288

                                                                     31,817,820

Beverages - Wine and Spirits - 1.2%
   1,444,867    Diageo PLC** ................................        16,513,903

Brewery - 3.0%
      90,385    Heineken N.V.** .............................         3,427,500
   1,055,365    Interbrew S.A.** ............................        28,894,904
   1,463,000    Kirin Brewery Company, Ltd.** ...............        10,459,570

                                                                     42,781,974

Broadcast Services and Programming - 2.0%
     659,511    Grupo Televisa S.A. (GDR)*,** ...............    $   28,477,685

Building - Heavy Construction - 0.5%
      52,156    Technip-Coflexip S.A.** .....................         6,965,768

Cable Television - 1.3%
     868,093    Shaw Communications, Inc. - Class B** .......        18,370,555

Cellular Telecommunications - 6.9%
     700,655    America Movil S.A. de C.V.
                   - Series L (ADR)** .......................        13,648,759
   7,606,640    China Mobile, Ltd.*,** ......................        26,776,902
       2,782    NTT DoCoMo, Inc.** ..........................        32,689,460
     772,235    Rogers Communications, Inc. - Class B*,** ...        13,120,051
   4,473,557    Vodafone Group PLC** ........................        11,703,294

                                                                     97,938,466

Chemicals - Diversified - 0.5%
     163,429    Akzo Nobel N.V.** ...........................         7,297,490

Chemicals - Specialty - 0.6%
     174,551    Syngenta A.G.*,** ...........................         9,041,424

Commercial Banks - 0.7%
      27,870    Julius Baer Holding, Ltd.** .................         9,400,285

Computer Services - 1.0%
      62,900    Cap Gemini S.A.** ...........................         4,541,977
   2,458,957    Computershare, Ltd. .........................         6,645,992
     115,978    Tietoenator Oyj** ...........................         3,025,636

                                                                     14,213,605



SEE NOTES TO SCHEDULES OF INVESTMENTS.

                                       JANUS ASPEN SERIES / DECEMBER 31, 2001 31

JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
Computers - 1.1%
  29,496,000    Legend Holdings, Ltd.** .....................      $ 15,035,760

Decision Support Software - 0.7%
     502,447    Thiel Logistik A.G.*,** .....................         9,797,332

Diversified Financial Services - 1.1%
     346,840    Deutsche Boerse A.G.**,+ ....................        13,742,402
     116,270    Euronext*,** ................................         2,199,885

                                                                     15,942,287

Diversified Operations - 6.8%
   1,955,732    BBA Group PLC** .............................         7,989,876
     831,209    Bombardier, Inc. - Class B** ................         8,591,926
     109,640    Siemens A.G.** ..............................         7,258,108
     580,842    Smiths Group PLC** ..........................         5,726,922
   1,122,060    Tyco International, Ltd. ....................        66,089,334

                                                                     95,656,166

Electronic Components - 0.9%
     234,187    Koninklijke (Royal) Philips
                   Electronics N.V.** .......................         6,960,213
      23,990    Samsung Electronics** .......................         5,095,706

                                                                     12,055,919

Electronic Components - Semiconductors - 2.0%
      47,000    Rohm Company, Ltd.** ........................         6,100,031
     652,538    STMicroelectronics N.V.** ...................        20,945,200
      52,038    STMicroelectronics N.V.
                   - New York Shares** ......................         1,648,043

                                                                     28,693,274

Electronic Security Devices - 1.4%
   7,878,950    Chubb PLC** .................................        19,693,780

Engineering - Research and Development - 0.4%
     140,595    Altran Technologies S.A.** ..................         6,353,007

Finance - Mortgage Loan Banker - 0.2%
     219,025    Housing Development Finance
                   Corporation, Ltd. (HDFC) .................         3,011,707

Food - Diversified - 2.0%
     333,972    Orkla A.S.A. ................................         5,659,735
     381,945    Unilever N.V.** .............................        22,393,916

                                                                     28,053,651

Food - Retail - 2.6%
     948,446    Koninklijke Ahold N.V.** ....................        27,597,396
   1,977,927    Safeway PLC** ...............................         9,211,842

                                                                     36,809,238

Hotels and Motels - 1.1%
     259,298    Accor S.A.** ................................         9,426,533
     256,448    Fairmont Hotels and Resorts, Inc.** .........         6,093,664

                                                                     15,520,197

Human Resources - 1.4%
   1,640,509    Capita Group PLC** ..........................        11,665,902
     643,303    Vedior N.V.** ...............................         7,715,368

                                                                     19,381,270



Insurance Brokers - 0.3%
     187,305    Willis Group Holdings, Ltd.* ................         4,411,033

Internet Security - 0.7%
     255,151    Check Point Software Technologies, Ltd.* ....        10,177,973

Investment Management and Advisory Services - 0.9%
     221,989    Amvescap PLC** ..............................    $    3,211,410
     129,746    MLP A.G.** ..................................         9,519,073

                                                                     12,730,483
Machinery - Electrical - 0.5%
     137,777    Schneider Electric S.A.** ...................         6,624,360

Medical - Biomedical and Genetic - 0%
      18,163    Cambridge Antibody Technology
                   Group PLC*,** ............................           516,798

Medical - Drugs - 8.1%
     379,299    AstraZeneca Group PLC** .....................        17,113,690
     146,000    Eisai Co., Ltd.** ...........................         3,631,620
     381,052    GlaxoSmithKline PLC** .......................         9,554,937
      99,549    Recordati S.p.A.** ..........................         1,983,675
     188,368    Roche Holding A.G.** ........................        13,444,403
     103,313    Sanofi-Synthelabo S.A.** ....................         7,708,545
      70,705    Schering A.G.** .............................         3,783,538
      16,179    Serono S.A. - Class B** .....................        14,120,046
     471,000    Takeda Chemical Industries, Ltd.** ..........        21,311,082
     165,225    Teva Pharmaceutical Industries, Ltd. (ADR) ..        10,182,817
     452,000    Yamanouchi Pharmaceutical
                   Company, Ltd.** ..........................        11,932,857

                                                                    114,767,210

Medical Products - 1.0%
   2,239,368    Smith & Nephew PLC** ........................        13,518,369

Metal Processors and Fabricators - 0.5%
     496,577    Assa Abloy A.B. - Class B ...................         7,148,269

Miscellaneous Distribution/Wholesale - 0.2%
   2,268,000    Li & Fung, Ltd.** ...........................         2,544,932

Money Center Banks - 2.7%
   2,113,257    Banco Bilbao Vizcaya Argentaria S.A.** ......        26,154,147
   1,029,445    Standard Chartered PLC** ....................        12,310,366

                                                                     38,464,513

Multi-Line Insurance - 2.5%
     677,326    Aegon N.V.** ................................        18,333,474
     321,664    Axa** .......................................         6,721,853
      43,162    Zurich Financial Services A.G.** ............        10,125,700

                                                                     35,181,027

Multimedia - 0.5%
     243,571    Corus Entertainment, Inc. - Class B*,** .....         4,837,057
     165,001    News Corporation, Ltd. ......................         1,319,466
       8,650    News Corporation, Ltd. (ADR) ................           275,157

                                                                      6,431,680

Oil - Field Services - 1.7%
     573,611    Saipem S.p.A.*,** ...........................         2,802,373
     380,480    Schlumberger, Ltd. ..........................        20,907,376

                                                                     23,709,749



Oil Companies - Exploration and Production - 0.4%
     131,800    Alberta Energy Company, Ltd.** ..............         4,968,117

Oil Companies - Integrated - 5.5%
     845,954    Husky Energy, Inc.** ........................         8,728,442
     528,637    PanCanadian Energy Corp.** ..................        13,677,414
      36,884    PanCanadian Energy Corp.
                   - New York Shares** ......................           958,984
     411,060    Petroleo Brasileiro S.A. (ADR) ..............         9,577,698
     296,114    Suncor Energy, Inc.** .......................         9,720,455
     247,855    Total Fina Elf** ............................        35,397,737

                                                                     78,060,730


SEE NOTES TO SCHEDULES OF INVESTMENTS.

32 JANUS ASPEN SERIES / DECEMBER 31, 2001

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
Oil Refining and Marketing - 0.2%
     435,000    TonenGeneral Sekiyu K.K.** ..................       $ 2,804,632

Optical Supplies - 0.6%
     147,000    Hoya Corp.** ................................         8,782,315

Petrochemicals - 1.5%
   3,388,036    Reliance Industries, Ltd. ...................        21,440,464

Property and Casualty Insurance - 0.2%
     330,000    Tokio Marine and Fire Insurance
                   Company, Ltd.** ..........................         2,412,178

Publishing - Books - 0.5%
     278,846    Elsevier N.V.** .............................         3,297,129
     386,257    Reed International PLC** ....................         3,209,113

                                                                      6,506,242

Publishing - Newspapers - 1.1%
   1,381,782    Pearson PLC** ...............................        15,935,673

Publishing - Periodicals - 0.6%
     397,209    Wolters Kluwer N.V.** .......................         9,053,833

Reinsurance - 1.3%
      16,640    Muenchener Rueckversicherungs
                   - Gesellschaft A.G.** ....................         4,518,836
     135,121    Swiss Re** ..................................        13,591,124

                                                                     18,109,960

Security Services - 1.0%
     733,556    Securitas A.B. - Class B ....................        13,916,297

Semiconductor Components/Integrated Circuits - 0.4%
   2,259,000    Taiwan Semiconductor Manufacturing
                   Company, Ltd.* ...........................         5,649,109

Semiconductor Equipment - 0.9%
     167,617    ASM Lithography Holding N.V.*,** ............         2,913,207
     305,286    ASM Lithography Holding N.V.
                   - New York Shares*,** ....................         5,205,126
      88,200    Tokyo Electron, Ltd.** ......................         4,327,225

                                                                     12,445,558

Soap and Cleaning Preparations - 1.9%
   1,861,099    Reckitt Benckiser PLC** .....................        27,130,113

Telecommunication Equipment - 1.7%
   1,797,756    Datacraft Asia, Ltd. ........................         3,919,108
     395,536    Nokia Oyj** .................................        10,199,010
     384,999    Nokia Oyj (ADR)** ...........................         9,444,025

                                                                     23,562,143

Telecommunication Services - 1.3%
     527,733    Amdocs, Ltd.*,** ............................        17,927,090

Telephone - Integrated - 2.9%
   1,021,507    Telefonica S.A.*,** .........................        13,670,166
     789,395    Telefonos de Mexico S.A. (ADR)** ............        27,644,613

                                                                     41,314,779

Television - 1.1%
   3,594,000    Television Broadcasts, Ltd.** ...............        15,578,294

Tobacco - 1.1%
       2,015    Japan Tobacco, Inc.** .......................        12,684,078
     368,716    Korea Tobacco and Ginseng Corp.**,+ .........         2,765,370

                                                                     15,449,448

Transportation - Railroad - 0.5%
      58,243    Canadian National Railway Co.** .............    $    2,798,565
     100,600    Canadian National Railway Co.
                   - New York Shares** ......................         4,856,968

                                                                      7,655,533
--------------------------------------------------------------------------------
Total Common Stock (cost $1,267,359,986) ....................     1,252,202,095
--------------------------------------------------------------------------------
Preferred Stock - 3.3%
Automotive - Cars and Light Trucks - 1.8%
      66,121    Porsche A.G.** ..............................        25,256,325

Multimedia - 0%
     130,972    News Corporation, Ltd. ......................           874,911

Oil Companies - Integrated - 1.5%
     939,723    Petroleo Brasileiro S.A. (ADR) ..............        20,890,042
--------------------------------------------------------------------------------
Total Preferred Stock (cost $44,487,868) ....................        47,021,278
--------------------------------------------------------------------------------
Repurchase Agreement - 8.0%
$113,400,000    ABN AMRO Bank N.V., 1.80%
                   dated 12/31/01, maturing 1/2/02 to be
                   repurchased at $113,411,340
                   collateralized by $160,547,943 in
                   Collateralized Mortgage Obligations
                   2.28%-7.135%, 11/25/20-12/25/40 AAA,
                   $450,065 in U.S. Treasury Notes/ Bonds,
                   0%, 2/15/18 with respective values of
                   $115,498,929 and $169,071
                   (cost $113,400,000) ......................       113,400,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 2.5%
                Fannie Mae
  25,000,000       1.95%, 4/17/02 ...........................        24,875,000
                Federal Home Loan Bank System
  10,000,000       1.80%, 2/4/02 ............................         9,983,189
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $34,742,113) ...........        34,858,189
--------------------------------------------------------------------------------
Total Investments (total cost $1,459,989,967) - 102.5% ......     1,447,481,562
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (2.5%)    (35,695,820)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $1,411,785,742
--------------------------------------------------------------------------------



SEE NOTES TO SCHEDULES OF INVESTMENTS.

                                       JANUS ASPEN SERIES / DECEMBER 31, 2001 33

JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO

SUMMARY OF INVESTMENTS BY COUNTRY, DECEMBER 31, 2001



Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Australia                                            0.6%         $    9,115,526
Belgium                                              2.0%             28,894,904
Bermuda                                              4.6%             66,089,334
Brazil                                               2.8%             39,904,702
Canada                                               6.7%             96,722,198
Finland                                              1.6%             22,668,671
France                                               5.8%             83,739,780
Germany                                              4.8%             69,247,540
Hong Kong                                            4.1%             59,935,888
India                                                2.5%             35,599,754
Israel                                               1.4%             20,360,790
Italy                                                0.3%              4,786,048
Japan                                               10.7%            156,804,755
Luxembourg                                           0.7%              9,797,332
Mexico                                               4.8%             69,771,057
Netherlands                                          8.0%            116,394,537
Norway                                               0.4%              5,659,735
Singapore                                            0.3%              3,919,108
South Korea                                          0.5%              7,861,076
Spain                                                2.8%             39,824,313
Sweden                                               1.5%             21,064,566
Switzerland                                          6.4%             92,316,225
Taiwan                                               0.4%              5,649,109
United Kingdom                                      14.3%            207,778,016
United States++                                     12.0%            173,576,598
--------------------------------------------------------------------------------
Total                                              100.0%         $1,447,481,562



++INCLUDES SHORT-TERM SECURITIES (1.7% EXCLUDING SHORT-TERM SECURITIES)

FORWARD CURRENCY CONTRACTS, OPEN AT DECEMBER 31, 2001

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/26/02            17,200,000      $   24,862,699   $    (564,723)
British Pound 5/10/02            32,550,000          47,013,788        (456,938)
British Pound 5/24/02            14,400,000          20,782,170           83,430
Canadian Dollar 6/21/02          19,350,000          12,120,786           84,935
Euro 2/7/02                       8,900,000           7,910,430          115,368
Euro 4/26/02                     50,800,000          45,030,183          210,607
Euro 5/10/02                     37,000,000          32,783,643           65,522
Euro 5/24/02                     23,800,000          21,078,896         (88,974)
Euro 6/21/02                     47,100,000          41,679,491        (438,878)
Hong Kong Dollar 2/7/02         400,399,000          51,341,850          (4,451)
Japanese Yen 1/22/02             30,000,000             229,195           17,313
Japanese Yen 4/26/02          7,590,000,000          58,273,885        4,168,928
Japanese Yen 5/10/02            600,000,000           4,610,309          255,574
Japanese Yen 5/24/02          5,800,000,000          44,601,935        3,460,745
Japanese Yen 6/21/02            180,000,000           1,386,414           27,125
Mexican Peso 4/26/02            110,000,000          11,756,575        (350,637)
South Korean Won
  1/28/02                     4,600,000,000           3,466,466           61,038
Swiss Franc 4/26/02              25,000,000          15,070,833           25,849
Swiss Franc 5/24/02              15,000,000           9,043,772          149,917
Swiss Franc 6/21/02              15,000,000           9,045,044         (57,628)
--------------------------------------------------------------------------------
Total                                            $  462,088,364   $    6,764,122



SEE NOTES TO SCHEDULES OF INVESTMENTS.

34 JANUS ASPEN SERIES / DECEMBER 31, 2001

                     JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO

[PHOTO]
Helen Young Hayes
portfolio manager

[PHOTO]
Laurence Chang
portfolio manager

For the 12-month period ended December 31, 2001, Janus Aspen Worldwide Growth Portfolio lost 22.44% for its Institutional Shares and 22.62% for its Service Shares, underperforming the 16.82% loss recorded by its benchmark, the Morgan Stanley Capital International World Index.(1)

The Portfolio's performance was below the standards we set for ourselves. Working against us was a very difficult investing environment characterized by surprisingly rapid declines in economic growth around the world and a collapse in corporate profitability. Economic weakness first appeared in the U.S. late last year in the form of a massive drop in capital investment that was virtually unprecedented in terms of both its speed and severity. This weakness ultimately forced companies - particularly in high-growth sectors such as technology and telecommunications - to reduce earnings estimates and lay off large numbers of workers in an effort to adjust to slackening demand. Despite this, consumer spending and confidence remained relatively resilient after briefly slipping in the aftermath of the September terrorist attacks. By year-end, stocks regained some positive momentum as tentative signs the U.S. economy was bottoming appeared and investors bid shares higher on optimism for a recovery.

Although the major economies of Europe and, to a lesser extent, Asia, were able to sidestep much of the U.S.-led weakness during the first few months of the period, by year-end it was clear that the economic malaise that began with the U.S. corporate sector had spread overseas. Japan slumped deeper into its decade-long economic malaise, and saw the yen weaken at year end. There was little positive news in the emerging markets, with Latin America hurt by the political and economic turmoil in Argentina, and with many high-tech dependent Asian economies suffering from a decline in these industries. Most European economies proved vulnerable to the faltering U.S. economy. Stock prices in nearly all major global markets declined in response, and virtually all worldwide indices finished the year in the red.

While the relatively aggressive stance we held at the beginning of the year clearly inflicted some damage as the sell-off in high-growth areas of the market continued, as early as the end of last year we began responding to these trends by taking a more defensive stance within the Portfolio. We sold stocks we believed to be most at risk from a slowing economy while adding positions that were better poised to weather the storm. Consequently, we took profits in many richly valued technology names, such as Internet security firm Checkpoint Software, and increased the balance of the Portfolio by adding to a number of more modestly valued stocks in a wide variety of industries including healthcare, consumer staples, financial services, and energy.

These moves ultimately aided performance. For example, stocks like Diageo, the U.K.-based spirits company, easily outperformed the broader markets, as investors sought the relative safety and stability of earnings these types of companies can provide in times of economic turmoil.

Similar trends worked in favor of U.S.-based healthcare giant Johnson & Johnson. In addition to the relative insulation from swings in the economic cycle enjoyed by many of its products, the company has also benefited from its efforts to market a drug-coated cardiac stent. In clinical tests, Johnson & Johnson's heparin-coated stent was shown to reduce arterial scarring in heart patients for periods of up to 200 days, thereby significantly reducing the need for additional surgery. The new device promises to emerge as a significant and recurring source of cash beginning in 2002 and 2003.

Unfortunately, these and other successes were unable to fully compensate for weakness in other areas. Two of our most notable disappointments were wireless holdings China Mobile and NTT DoCoMo, the Japanese telecom services company. While lingering concerns related to the roll-out of "third generation" services joined a noticeable deceleration in growth rates across the industry to create a difficult environment, company-specific developments such as lackluster interim results and unexpectedly low usage and revenue performance by prepaid customers worked against China Mobile. At the same time, NTT DoCoMo fell after reining in high investor expectations surrounding the early October launch of its next-generation services. Increased competition from European competitor Vodafone in DoCoMo's home market of Japan also pressured the stock.

In closing, although the tragic events of September 11 made a difficult situation worse, markets have recently shown important signs of stability, while central banks around the world have flooded markets with liquidity in a bid to shore up the global financial system. While the timing and curve of a global recovery remain uncertain, we believe that the companies which comprise our Portfolio are poised to participate in an upturn.

Thank you for your continued investment in Janus Aspen Worldwide Growth
Portfolio.

Portfolio Asset Mix
(% of Net Assets)                         December 31, 2001    December 31, 2000
--------------------------------------------------------------------------------
Equities                                              93.1%                82.1%
  Foreign                                             53.4%                52.5%
Top 10 Equities                                       22.6%                25.0%
Number of Stocks                                        142                  116
Cash and Cash Equivalents                              6.9%                17.9%
--------------------------------------------------------------------------------



(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                       JANUS ASPEN SERIES / DECEMBER 31, 2001 35

Average Annual Total Return
For the Periods Ended December 31, 2001
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                                (22.44)%
  5 Year                                                                  11.12%
  From Inception                                                          15.75%
--------------------------------------------------------------------------------

Morgan Stanley Capital International World Index
  1 Year                                                                (16.82)%
  5 Year                                                                   5.37%
  From Inception Date of Institutional Shares                              7.91%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                (22.62)%
  5 Year                                                                  10.77%
  From Portfolio Inception                                                15.43%
--------------------------------------------------------------------------------



Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Morgan Stanley Capital International World Index is defined as a world index measuring market performance in 23 countries, including the US. It's weighted by both country and industry and is divided into 8 economic sectors and 38 industry groups; managed by Morgan Stanley Capital International. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

PERFORMANCE OVERVIEW

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Worldwide Growth Portfolio - Institutional Shares and the Morgan Stanley Capital International World Index. Janus Aspen Worldwide Growth Portfolio - Institutional Shares is represented by a shaded area of green. The Morgan Stanley Capital International World Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Worldwide Growth Portfolio - Institutional Shares ($33,667) as compared to the Morgan Stanley Capital International World Index ($18,805).

Average Annual Total Return
for the periods ended December 31, 2001
One Year, (22.44)%
Five Year, 11.12%
Since 9/13/93,* 15.75%

Janus Aspen Worldwide Growth
Portfolio - Institutional Shares
- $33,667

Morgan Stanley Capital
International World
Index - $18,805

*The Portfolio's inception date.
Source - Lipper, Inc. 2001.
See "Explanations of Charts and Tables."

SCHEDULE OF INVESTMENTS



SHARES OR PRINCIPAL AMOUNT                                          MARKET VALUE
================================================================================
Common Stock - 91.1%
Advertising Services - 0.1%
     309,145    WPP Group PLC** .............................    $    3,424,221

Aerospace and Defense - 1.3%
     492,800    Boeing Co. ..................................        19,110,784
     366,670    General Dynamics Corp. ......................        29,201,599
      60,485    Northrop Grumman Corp. ......................         6,097,493
     690,385    Raytheon Co. ................................        22,416,801

                                                                     76,826,677

Applications Software - 1.2%
   1,045,890    Microsoft Corp.* ............................        69,311,130

Audio and Video Products - 0.9%
   1,203,400    Sony Corp.** ................................        55,000,512

Automotive - Cars and Light Trucks - 2.0%
   1,026,714    BMW A.G.** ..................................        36,155,088
   5,869,000    Nissan Motor Company, Ltd.** ................        31,122,811
   2,079,000    Toyota Motor Corp.** ........................        52,665,047

                                                                    119,942,946

Beverages - Non-Alcoholic - 0.4%
     442,850    PepsiCo, Inc. ...............................        21,562,367

Beverages - Wine and Spirits - 1.2%
   6,318,084    Diageo PLC** ................................        72,211,646

Brewery - 0.3%
     387,381    Heineken N.V.** .............................        14,689,919

Broadcast Services and Programming - 3.5%
   2,408,486    Clear Channel Communications, Inc.* .........    $  122,616,022
   1,864,150    Grupo Televisa S.A. (GDR)*,** ...............        80,493,997

                                                                    203,110,019

Cable Television - 1.6%
   1,994,902    Comcast Corp. - Special Class A* ............        71,816,472
     724,875    USA Networks, Inc.* .........................        19,796,336

                                                                     91,612,808

Cellular Telecommunications - 4.6%
   1,408,175    AT&T Wireless Services, Inc.* ...............        20,235,475
  21,224,740    China Mobile, Ltd.*,** ......................        74,715,353
      10,202    NTT DoCoMo, Inc.** ..........................       119,877,021
  16,107,563    Vodafone Group PLC** ........................        42,139,074
     412,895    Vodafone Group PLC (ADR)** ..................        10,603,144

                                                                    267,570,067

Chemicals - Diversified - 0.6%
     446,857    Akzo Nobel N.V.** ...........................        19,953,218
     552,600    Bayer A.G.** ................................        17,565,177

                                                                     37,518,395

Commercial Banks - 0.2%
     506,817    Fortis** ....................................        13,131,599

Commercial Services - Financial - 0.2%
     306,631    Paychex, Inc. ...............................        10,686,090

SEE NOTES TO SCHEDULES OF INVESTMENTS.

36 JANUS ASPEN SERIES / DECEMBER 31, 2001

                     JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS



SHARES OR PRINCIPAL AMOUNT                                          MARKET VALUE
================================================================================
Computer Services - 1.2%
     106,745    BISYS Group, Inc.* ..........................    $    6,830,613
     765,495    Electronic Data Systems Corp. ...............        52,474,682
     395,735    SunGard Data Systems, Inc.* .................        11,448,614

                                                                     70,753,909

Computers - 0.5%
     262,970    IBM Corp. ...................................        31,808,851

Cosmetics and Toiletries - 0.7%
   1,213,705    Estee Lauder Companies, Inc. - Class A ......        38,911,382

Cruise Lines - 0.2%
     405,760    Carnival Corp. ..............................        11,393,741

Data Processing and Management - 1.1%
     230,470    Automatic Data Processing, Inc. .............        13,574,683
     252,795    First Data Corp. ............................        19,831,768
     686,095    Fiserv, Inc.* ...............................        29,035,540

                                                                     62,441,991

Diversified Financial Services - 2.9%
   3,406,084    Citigroup, Inc. .............................       171,939,120

Diversified Operations - 7.7%
   1,585,550    Cendant Corp.* ..............................        31,092,636
   3,015,500    General Electric Co. ........................       120,861,240
     867,480    Honeywell International, Inc. ...............        29,338,174
   4,629,930    Tyco International, Ltd. ....................       272,702,877

                                                                    453,994,927

Electronic Components - 0.6%
     144,080    Celestica, Inc. - New York Shares*,** .......         5,819,391
     343,850    Flextronics International, Ltd.* ............         8,248,962
     109,040    Samsung Electronics** .......................        23,161,141

                                                                     37,229,494

Electronic Components - Semiconductors - 2.0%
     167,000    Rohm Company, Ltd.** ........................        21,674,580
   2,084,916    STMicroelectronics N.V.** ...................        66,921,748
     910,654    STMicroelectronics N.V.
                   - New York Shares** ......................        28,840,412

                                                                    117,436,740

Enterprise Software/Services - 0.4%
   1,095,320    Oracle Corp.* ...............................        15,126,369
      66,464    SAP A.G.** ..................................         8,711,586

                                                                     23,837,955

Entertainment Software - 0.2%
     205,230    Electronic Arts, Inc.* ......................        12,303,539

Fiduciary Banks - 1.8%
   1,360,060    Bank of New York Company, Inc. ..............        55,490,448
     481,450    Northern Trust Corp. ........................        28,992,919
     399,490    State Street Corp. ..........................        20,873,353

                                                                    105,356,720


Finance - Credit Card - 0.6%
   1,064,652    American Express Co. ........................        37,997,430

Finance - Investment Bankers/Brokers - 0.7%
     456,385    Goldman Sachs Group, Inc. ...................        42,329,709

Finance - Mortgage Loan Banker - 0.7%
     524,905    Fannie Mae ..................................        41,729,948

Food - Diversified - 1.7%
   1,732,475    Unilever N.V.** .............................       101,577,191

Food - Retail - 2.1%
   3,545,437    Koninklijke Ahold N.V.** ....................    $  103,163,309
   4,655,102    Safeway PLC** ...............................        21,680,307

                                                                    124,843,616
Food - Wholesale/Distribution - 0.2%
     467,170    SYSCO Corp. .................................        12,249,197

Human Resources - 0.3%
   2,210,587    Capita Group PLC** ..........................        15,719,811

Insurance Brokers - 0.5%
     277,480    Marsh & McLennan Companies, Inc. ............        29,815,226

Internet Security - 0.4%
     605,965 Check Point Software Technologies, Ltd.* .......        24,171,944

Life and Health Insurance - 0.9%
     597,685    CIGNA Corp. .................................        55,375,515

Machinery - Electrical - 0.5%
     644,880    Schneider Electric S.A.** ...................        31,006,026

Medical - Biomedical and Genetic - 0.6%
     262,845    Amgen, Inc.* ................................        14,834,972
     204,935    Genentech, Inc.* ............................        11,117,724
     300,056    Human Genome Sciences, Inc.* ................        10,117,888

                                                                     36,070,584

Medical - Drugs - 11.6%
     789,965    Abbott Laboratories .........................        44,040,549
     661,675    American Home Products Corp. ................        40,600,378
   1,152,371    AstraZeneca Group PLC** .....................        51,994,125
   2,349,626    GlaxoSmithKline PLC** .......................        58,917,232
     362,228    Novartis A.G.** .............................        13,090,291
     128,285    OSI Pharmaceuticals, Inc.* ..................         5,867,756
   3,122,085    Pfizer, Inc. ................................       124,415,087
     674,125    Pharmacia Corp. .............................        28,751,431
     676,281    Roche Holdings A.G.** .......................        48,268,253
     481,469    Sanofi-Synthelabo S.A.** ....................        35,924,091
     264,539    Sepracor, Inc.* .............................        15,094,595
      35,276    Serono S.A. - Class B** .....................        30,786,744
   2,008,000    Takeda Chemical Industries, Ltd.** ..........        90,854,889
     837,500    Teva Pharmaceutical Industries, Ltd. (ADR) ..        51,615,125
   1,641,000    Yamanouchi Pharmaceutical
                   Company, Ltd.** ..........................        43,322,607

                                                                    683,543,153

Medical - HMO - 0.3%
     208,935    UnitedHealth Group, Inc. ....................        14,786,330

Medical Instruments - 1.2%
   1,350,659    Medtronic, Inc. .............................        69,167,247

Medical Products - 0.9%
     193,120    Baxter International, Inc. ..................        10,357,026
     718,301    Johnson & Johnson ...........................        42,451,589

                                                                     52,808,615

Metal Processors and Fabricators - 0.9%
   3,572,077    Assa Abloy A.B. - Class B ...................        51,420,359

Money Center Banks - 2.6%
   6,405,576    Banco Bilbao Vizcaya Argentaria S.A.** ......        79,276,859
   1,812,229    Lloyds TSB Group PLC** ......................        19,695,842
   3,176,601    Standard Chartered PLC** ....................        37,986,606
     349,654    UBS A.G.*,** ................................        17,648,125

                                                                    154,607,432

Mortgage Banks - 0.3%
   1,050,072    Abbey National PLC** ........................        15,007,181

SEE NOTES TO SCHEDULES OF INVESTMENTS.

                                       JANUS ASPEN SERIES / DECEMBER 31, 2001 37

JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS



SHARES OR PRINCIPAL AMOUNT                                          MARKET VALUE
================================================================================
Multi-Line Insurance - 1.5%
   1,533,843    Aegon N.V.** ................................    $   41,517,189
     986,955    Allstate Corp. ..............................        33,260,384
     620,297    Axa** .......................................        12,962,424

                                                                     87,739,997

Multimedia - 4.5%
   1,650,697    AOL Time Warner, Inc.* ......................        52,987,374
     708,135    McGraw-Hill Companies, Inc. .................        43,182,072
     750,939    News Corporation, Ltd. ......................         6,005,045
      36,540    News Corporation, Ltd. (ADR) ................         1,162,337
     734,471    Reuters Group PLC** .........................         7,292,970
   2,112,151    Viacom, Inc. - Class B* .....................        93,251,467
   3,029,665    Walt Disney Co. .............................        62,774,659

                                                                    266,655,924

Oil - Field Services - 0.4%
     442,150    Schlumberger, Ltd. ..........................        24,296,143

Oil Companies - Exploration and Production - 0.6%
     645,785    Anadarko Petroleum Corp. ....................        36,712,877

Oil Companies - Integrated - 5.1%
   5,798,008    BP Amoco PLC** ..............................        45,010,939
   1,776,062    PanCanadian Energy Corp.** ..................        45,952,013
      81,799    PanCanadian Energy Corp.
                  - New York Shares** ......................          2,126,774
 141,136,000    PetroChina Company, Ltd.** ..................        24,977,100
   2,084,920    Petroleo Brasileiro S.A. (ADR) ..............        48,578,636
   1,819,153    Repsol - YPF S.A.** .........................        26,531,180
     119,047    Royal Dutch Petroleum Co.** .................         6,031,206
     684,089    Total Fina Elf** ............................        97,699,067

                                                                    296,906,915

Optical Supplies - 0.3%
     278,700    Hoya Corp.** ................................        16,650,552

Petrochemicals - 0.6%
   5,392,152    Reliance Industries, Ltd. ...................        34,123,086

Property and Casualty Insurance - 0.2%
   1,502,000    Tokio Marine and Fire Insurance
                   Company, Ltd.** ..........................        10,979,065

Publishing - Books - 0.5%
   1,197,860    Elsevier N.V.** .............................        14,163,728
   1,671,446    Reed International PLC** ....................        13,886,762

                                                                     28,050,490

Publishing - Newspapers - 0.5%
   2,783,886    Pearson PLC** ...............................        32,105,714

Publishing - Periodicals - 0.7%
   1,884,258    Wolters Kluwer N.V.** .......................        42,949,071

Reinsurance - 1.6%
      82,332    Muenchener Rueckversicherungs
                   - Gesellschaft A.G.** ....................        22,358,463
     699,456    Swiss Re** ..................................        70,354,668

                                                                     92,713,131
Retail - Discount - 1.8%
     266,555    Costco Wholesale Corp.* .....................        11,829,711
     595,455    Target Corp. ................................        24,443,428
   1,213,245    Wal-Mart Stores, Inc. .......................        69,822,250

                                                                    106,095,389

Retail - Drug Store - 0.6%
   1,043,455    Walgreen Co. ................................        35,122,695

Security Services - 0.9%
   2,886,968    Securitas A.B. - Class B ....................      $ 54,768,695

Semiconductor Components/Integrated Circuits - 0.7%
  15,830,000    Taiwan Semiconductor Manufacturing
                   Company, Ltd.* ...........................        39,586,276

Semiconductor Equipment - 0.8%
     474,775    Applied Materials, Inc. .....................        19,038,478
     606,561    ASM Lithography Holding N.V.*,** ............        10,542,115
   1,079,826    ASM Lithography Holding N.V.
                   - New York Shares*,** ....................        18,411,033

                                                                     47,991,626

Soap and Cleaning Preparations - 0.4%
   1,715,881    Reckitt Benckiser PLC** .....................        25,013,202

Super-Regional Banks - 0.4%
   1,071,845    U.S. Bancorp ................................        22,433,716

Telecommunication Equipment - 1.4%
   1,337,964    Nokia Oyj** .................................        34,499,788
   1,953,996    Nokia Oyj (ADR)** ...........................        47,931,522

                                                                     82,431,310



Telecommunication Services - 0.8%
   1,334,855    Amdocs, Ltd.*,** ............................        45,345,024

Telephone - Integrated - 1.6%
   1,655,376    Telefonica S.A.*,** .........................        22,152,823
   2,124,220    Telefonos de Mexico S.A. (ADR)** ............        74,390,184

                                                                     96,543,007

Tobacco - 0.5%
     619,210    Philip Morris Companies, Inc. ...............        28,390,779

Transportation - Services - 0.3%
     280,410    United Parcel Service, Inc. - Class B .......        15,282,345
--------------------------------------------------------------------------------
Total Common Stock (cost $5,060,589,175) ....................     5,357,120,308
--------------------------------------------------------------------------------
Preferred Stock - 2.0%
Automotive - Cars and Light Trucks - 0.6%
      98,325    Porsche A.G.** ..............................        37,557,328

Multimedia - 0.1%
     553,187    News Corporation, Ltd. ......................         3,695,366

Oil Companies - Integrated - 1.3%
   3,562,137    Petroleo Brasileiro S.A. (ADR) ..............        79,186,306
--------------------------------------------------------------------------------
Total Preferred Stock (cost $119,453,967) ...................       120,439,000
--------------------------------------------------------------------------------
Repurchase Agreement - 1.4%
$ 80,000,000    ABN AMRO Bank N.V., 1.80%
                   dated 12/31/01, maturing 1/2/02 to be
                   repurchased at $80,008,000
                   collateralized by $113,261,335 in
                   Collateralized Mortgage Obligations
                   2.28%-7.135%, 11/25/20-12/25/40
                   AAA, $317,506 in U.S. Treasury
                   Notes/Bonds, 0%, 2/15/18
                   with respective values of
                   $81,480,726 and $119,274
                   (cost $80,000,000) .......................        80,000,000
--------------------------------------------------------------------------------
Time Deposit - 1.6%
                State Street Bank and Trust Co.
  95,600,000       1.65%, 1/2/02 (cost $95,600,000) .........        95,600,000
--------------------------------------------------------------------------------

SEE NOTES TO SCHEDULES OF INVESTMENTS.

38 JANUS ASPEN SERIES / DECEMBER 31, 2001

SHARES OR PRINCIPAL AMOUNT                                          MARKET VALUE
================================================================================
U.S. Government Agencies - 4.0%
                Fannie Mae
$ 50,000,000       2.16%, 4/4/02 ............................    $   49,750,000
                Federal Home Loan Bank System:
  50,000,000       2.20%, 1/9/02 ............................        49,975,556
  25,000,000       1.78%, 2/4/02 ............................        24,957,972
  20,000,000       1.75%, 4/15/02 ...........................        19,900,000
  30,000,000       1.95%, 5/1/02 ............................        29,812,500
  50,000,000       1.74%, 5/15/02 ...........................        49,687,500
                Freddie Mac
  10,000,000       1.82%, 1/29/02 ...........................         9,985,844
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $234,023,011) ..........       234,069,372
--------------------------------------------------------------------------------
Total Investments (total cost $5,589,666,153) - 100.1% ......     5,887,228,680
--------------------------------------------------------------------------------
Total Liabilities, Less Cash and Other Assets - (0.1%) ......       (8,108,907)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $5,879,119,773
--------------------------------------------------------------------------------



SUMMARY OF INVESTMENTS BY COUNTRY, DECEMBER 31, 2001



Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Australia                                            0.2%         $   10,862,748
Belgium                                              0.2%             13,131,599
Bermuda                                              4.6%            272,702,877
Brazil                                               2.2%            127,764,942
Canada                                               0.9%             53,898,178
Finland                                              1.4%             82,431,310
France                                               3.0%            177,591,608
Germany                                              2.1%            122,347,642
Hong Kong                                            1.7%             99,692,453
India                                                0.6%             34,123,086
Israel                                               1.3%             75,787,069
Japan                                                7.5%            442,147,084
Mexico                                               2.6%            154,884,181
Netherlands                                          6.3%            372,997,979
Singapore                                            0.1%              8,248,962
South Korea                                          0.4%             23,161,141
Spain                                                2.2%            127,960,862
Sweden                                               1.8%            106,189,054
Switzerland                                          4.7%            275,910,241
Taiwan                                               0.7%             39,586,276
United Kingdom                                       8.8%            518,033,800
United States++                                     46.7%          2,747,775,588
--------------------------------------------------------------------------------
Total                                              100.0%         $5,887,228,680



++INCLUDES SHORT-TERM SECURITIES (39.7% EXCLUDING SHORT-TERM SECURITIES)

FORWARD CURRENCY CONTRACTS, OPEN AT DECEMBER 31, 2001



Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 2/7/02              2,400,000      $    3,484,370   $     (22,106)
British Pound 4/26/02            18,000,000          26,019,103        (590,990)
British Pound 5/10/02            76,000,000         109,771,057      (1,015,607)
British Pound 5/24/02            61,400,000          88,612,865          355,735
Canadian Dollar 2/7/02            5,500,000           3,445,276           99,680
Canadian Dollar 6/21/02           5,100,000           3,194,626            9,697
Euro 2/7/02                      20,900,000          18,576,177          270,921
Euro 4/26/02                    129,100,000         114,436,941          466,125
Euro 5/10/02                    101,800,000          90,199,321          771,484
Euro 5/24/02                     82,600,000          73,156,169        (110,914)
Euro 6/21/02                     69,000,000          61,059,127        (582,885)
Hong Kong Dollar 2/7/02         670,200,000          85,937,547          (8,896)
Japanese Yen 1/22/02          2,000,000,000          15,279,667        1,154,187
Japanese Yen 2/7/02           1,400,000,000          10,705,230        1,169,240
Japanese Yen 4/26/02         17,925,000,000         137,623,108        9,352,366
Japanese Yen 5/10/02         11,800,000,000          90,669,417        6,725,714
Japanese Yen 5/24/02          9,300,000,000          71,516,896        5,231,488
Japanese Yen 6/21/02            380,000,000           2,926,873           57,263
Mexican Peso 4/26/02            194,000,000          20,734,323        (618,398)
South Korean Won
  1/28/02                    12,990,000,000           9,788,998          131,268
Swiss Franc 4/26/02              95,200,000          57,389,732          109,266
Swiss Franc 5/24/02               3,900,000           2,351,381            7,074
Swiss Franc 6/21/02              43,900,000          26,471,829        (168,652)
--------------------------------------------------------------------------------
Total                                            $1,123,350,033   $   22,793,060



SEE NOTES TO SCHEDULES OF INVESTMENTS.

                                       JANUS ASPEN SERIES / DECEMBER 31, 2001 39

JANUS ASPEN GLOBAL LIFE SCIENCES PORTFOLIO

[PHOTO]
Thomas Malley
portfolio manager

For the 12-month period ended December 31, 2001, Janus Aspen Global Life Sciences Portfolio reported a loss of 16.43% for its Institutional Shares and 16.76% for its Service Shares. This trailed the Portfolio's benchmark, the S&P 500 Index, which was down 11.88%.(1)

Frankly, the overall performance of the Portfolio was not where I wanted it to be. While we saw rallies in January, April and toward year-end, there was a negative sentiment overhanging the market for most of the period. With the seemingly endless parade of corporate earnings shortfalls, a recession and the tragic events of September 11, the market had its share of volatility to work through. Fortunately by year's end, the negativity seemed to ease, and relative stability had taken hold.

Against this tough backdrop, many of our biotech holdings lost some ground. Of course, stock performance has little or no impact on a company's clinical work, so as progress continues to be made in areas such as drug treatment and medical device research, we continue to be encouraged by the prospects of many of our holdings.

Nonetheless, some of our smaller biotech holdings slumped due to an overall flight by investors to larger, more liquid names. Among the laggards were NPS Pharmaceuticals, which has a strong pipeline highlighted by an osteoporosis treatment in late-phase clinical trials; Neurogen, which hired William Koster, a longtime Bristol-Myers Squibb executive, as chief executive officer; and Immunomedics, which reported solid progress in late-phase trials of its non-Hodgkins lymphoma treatment, LymphoCide. Thus, we viewed price drops in these stocks as opportunities to add to our positions.

Despite the attention focused on their competitive threat, generic drug stocks such as Teva Pharmaceuticals and Ivax Corp. posted lackluster results for the period. Contributing to their underperformance were concerns over pending lawsuits with incumbent drug companies and a potential slowdown in new product approvals by the Food and Drug Administration (FDA). With Washington, D.C., focused on the war against terrorism, the top seat at the FDA, vacated last January, has yet to be filled. Even with its lack of leadership, however, the FDA has gone through with a number of product reviews. Moreover, we believe that the generic market opportunity will only expand as consumers and healthcare organizations look to contain drug costs. Consequently, we maintained our exposure to select generic-drug concerns as a balance to our weighting in more traditional, branded pharmaceutical companies.

On a more positive note, we saw gains from Baxter International, a medical-product and device maker whose management team has a penchant for making strategically opportunistic moves. Not only did Baxter experience solid growth across all of its business lines, it bolstered its drug-delivery unit with the acquisition of Cook Pharmaceutical Solutions, enhanced its cancer-treatment arm with the purchase of the oncology department of Germany's Degussa AG, and received FDA approval to expand capacity at one of its hemophilia-treatment production facilities.

Cardiac-device developer, St. Jude Medical, rallied on the strength of its new implantable cardioverter defibrillator line, which topped sales goals. The device helps heart-disease patients at risk of sudden cardiac arrest and enhances an already strong portfolio of pacemakers. The company also developed a product that attaches blood vessels together during heart surgery, a procedure that is more efficient than traditional hand-sewing.

As we sought to position the Portfolio for a potential economic rebound, we capitalized on buying opportunities created by market volatility. For example, we initiated a position in Eli Lilly and Co. after the stock lost ground on concerns over an upcoming review of one of its new drugs. Our confidence in the company and its product paid off when the stock subsequently rebounded on news that the drug Xigris, a treatment for the potentially-fatal blood condition sepsis, won final FDA approval.

Looking ahead, we believe U.S. healthcare spending will grow at double-digit rates over the next five to 10 years, driven by new technology and an aging population. This steady growth should fuel profits across the healthcare arena and reinforce our confidence in the Portfolio's positioning for long-term performance.

Regardless of macroeconomic events, our responsibility is to create the right balance of long-term opportunity and ongoing performance from the many investment choices within the life sciences sector. Although market volatility and extraneous events can heighten this challenge, we're confident our fundamental analysis will provide us the edge that's necessary to meet this task.

Thank you for your continued investment in Janus Aspen Global Life Sciences Portfolio.



Portfolio Asset Mix
(% of Net Assets)                         December 31, 2001    December 31, 2000
--------------------------------------------------------------------------------
Equities                                              95.7%                87.6%
  Foreign                                             22.6%                10.8%
Top 10 Equities                                       33.4%                28.7%
Number of Stocks                                         56                   60
Cash and Cash Equivalents                              4.3%                12.4%
--------------------------------------------------------------------------------


(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

40 JANUS ASPEN SERIES / DECEMBER 31, 2001

Average Annual Total Return
For the Periods Ended December 31, 2001
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 1/18/00)
  1 Year                                                                (16.43)%
  From Inception                                                        (11.96)%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                (11.88)%
  From Portfolio Inception                                              (10.34)%
--------------------------------------------------------------------------------

Service Shares (Inception Date 1/18/00)
  1 Year                                                                (16.76)%
  From Inception                                                        (12.23)%
--------------------------------------------------------------------------------



This Portfolio concentrates in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Standard & Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

PERFORMANCE OVERVIEW

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Global Life Sciences Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Global Life Sciences Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, January 18, 2000, through December 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Global Life Sciences Portfolio - Institutional Shares ($7,797) as compared to the S&P 500 Index ($8,082).

Average Annual Total Return
for the periods ended December 31, 2001
One Year, (16.43)%
Since 1/18/00,* (11.96)%

Janus Aspen Global Life Sciences Portfolio - Institutional Shares - $7,797

S&P 500 INDEX - $8,082

*The Portfolio's inception date.
Source - Lipper, Inc. 2001.
See "Explanations of Charts and Tables."

SCHEDULE OF INVESTMENTS

SHARES OR PRINCIPAL AMOUNT                                          MARKET VALUE

Common Stock - 95.7%
Chemicals - Diversified - 1.2%
      18,277    Bayer A.G. ..................................         $ 580,960

Chemicals - Specialty - 1.2%
      29,720    Symyx Technologies, Inc.* ...................           631,253

Diagnostic Equipment - 2.6%
      50,075    Cytyc Corp.* ................................         1,306,957

Drug Delivery Systems - 1.7%
      12,065    Andrx Group, Inc.* ..........................           849,497

Health Care Cost Containment - 1.2%
      16,825    McKesson Corp. ..............................           629,255

Instruments - Scientific - 0.5%
       6,525    Applied Biosystems Group - Applera Corp. ....           256,237

Medical - Biomedical and Genetic - 6.1%
      14,655    Cellegy Pharmaceuticals, Inc.* ..............           125,740
      13,240    Genentech, Inc.* ............................           718,270
      12,455    Genzyme Corp.* ..............................           745,556
      27,130    Immunomedics, Inc.* .........................           549,654
      26,690    Protein Design Labs, Inc.* ..................           878,902
       7,660    Third Wave Technologies, Inc.* ..............            56,301

                                                                      3,074,423

Medical - Drugs - 39.0%
       6,590    Altana A.G. .................................    $      327,998
      24,795    American Home Products Corp. ................         1,521,421
      38,050    Biovail Corp. - New York Shares* ............         2,140,312
      13,355    CIMA Labs, Inc.* ............................           482,783
      30,000    Daiichi Pharmaceutical Company, Ltd.** ......           583,702
      10,290    Eli Lilly and Co. ...........................           808,177
      25,325    Ivax Corp.* .................................           510,045
      31,810    King Pharmaceuticals, Inc.* .................         1,340,155
      14,833    Novo Nordisk S.A. ...........................           606,613
      18,795    OSI Pharmaceuticals, Inc.* ..................           859,683
      41,910    Pfizer, Inc. ................................         1,670,114
      30,035    Priority Healthcare Corp. - Class B* ........         1,056,932
      26,723    Sanofi-Synthelabo S.A. ......................         1,993,897
      21,345    Sepracor, Inc.* .............................         1,217,946
         803    Serono S.A. - Class B .......................           700,810
      26,275    Shire Pharmaceuticals Group PLC (ADR)*,** ...           961,665
     403,646    SkyePharma PLC*,** ..........................           359,826
      29,415    Teva Pharmaceutical Industries, Ltd. (ADR) ..         1,812,846
      22,000    Yamanouchi Pharmaceutical Company, Ltd.** ...           580,803

                                                                     19,535,728

Medical - Generic Drugs - 2.2%
       2,330    Pharmaceutical Resources, Inc.* .............            78,754
      29,880    Pharmaceutical Resources, Inc.*,ss. .........         1,009,944

                                                                      1,088,698



SEE NOTES TO SCHEDULES OF INVESTMENTS.

                                       JANUS ASPEN SERIES / DECEMBER 31, 2001 41

JANUS ASPEN GLOBAL LIFE SCIENCES PORTFOLIO

SCHEDULE OF INVESTMENTS



SHARES OR PRINCIPAL AMOUNT                                          MARKET VALUE
================================================================================
Medical - HMO - 7.1%
       6,365    Anthem, Inc.* ...............................    $      315,067
      40,680    Oxford Health Plans, Inc.* ..................         1,226,095
      14,140    UnitedHealth Group, Inc. ....................         1,000,688
       8,535    Wellpoint Health Networks, Inc.* ............           997,315

                                                                      3,539,165

Medical - Hospitals - 6.1%
      25,250    HCA, Inc. ...................................           973,135
      50,905    Health Management Associates, Inc.
                   - Class A* ...............................           936,652
      19,725    Tenet Healthcare Corp.* .....................         1,158,252

                                                                      3,068,039

Medical - Wholesale Drug Distributors - 1.7%
      13,660    AmerisourceBergen Corp. .....................           868,093

Medical Instruments - 6.3%
      29,512    Biomet, Inc. ................................           911,921
      14,955    Medtronic, Inc. .............................           765,846
      18,900    St. Jude Medical, Inc.* .....................         1,467,585

                                                                      3,145,352

Medical Labs and Testing Services - 3.3%
      20,540    Laboratory Corporation of
                   America Holdings* ........................         1,660,659

Medical Products - 7.5%
      34,070    Baxter International, Inc. ..................         1,827,174
      17,210    Becton, Dickinson and Co. ...................           570,511
      15,390    Cerus Corp.* ................................           704,092
     110,129    Smith & Nephew PLC** ........................           664,815

                                                                      3,766,592

Retail - Drug Store - 1.1%
      16,050    Walgreen Co. ................................           540,243

Therapeutics - 6.9%
     140,000    AtheroGenics, Inc.* .........................           847,000
      34,570    Cell Therapeutics, Inc.* ....................           834,520
       6,250    Gilead Sciences, Inc.* ......................           410,750
      17,470    ILEX Oncology, Inc.* ........................           472,389
      11,360    Neurogen Corp.* .............................           198,573
      18,205    NPS Pharmaceuticals, Inc.* ..................           697,251

                                                                      3,460,483
--------------------------------------------------------------------------------
Total Common Stock (cost $43,961,310) .......................        48,001,634
--------------------------------------------------------------------------------
Repurchase Agreement - 4.0%
$  2,000,000    ABN AMRO Bank N.V., 1.80%
                    dated 12/31/01, maturing 1/2/02 to be
                    repurchased at $2,000,200
                    collateralized by $2,831,533 in
                    Collateralized Mortgage Obligations
                    2.28%-7.135%, 11/25/20-12/25/40 AAA,
                    $7,938 in U.S. Treasury Notes/Bonds,
                    0%, 2/15/18 with respective values of
                    $2,037,018 and $2,982
                    (cost $2,000,000) ........................        2,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $45,961,310) - 99.7% ..........        50,001,634
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.3%           131,070
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   50,132,704
--------------------------------------------------------------------------------



SUMMARY OF INVESTMENTS BY COUNTRY, DECEMBER 31, 2001



Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Canada                                               4.3%         $    2,140,312
Denmark                                              1.2%                606,613
France                                               4.0%              1,993,897
Germany                                              1.8%                908,958
Israel                                               3.6%              1,812,846
Japan                                                2.3%              1,164,505
Switzerland                                          1.4%                700,810
United Kingdom                                       4.0%              1,986,306
United States++                                     77.4%             38,687,387
--------------------------------------------------------------------------------
Total                                              100.0%         $   50,001,634



++INCLUDES SHORT-TERM SECURITIES (73.4% EXCLUDING SHORT-TERM SECURITIES)

FORWARD CURRENCY CONTRACTS, OPEN AT DECEMBER 31, 2001



Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/26/02               240,000      $      346,921   $      (7,879)
British Pound 5/24/02                80,000             115,457              274
Japanese Yen 5/24/02             32,000,000             246,080            6,581
--------------------------------------------------------------------------------
Total                                            $      708,458   $      (1,024)



SEE NOTES TO SCHEDULES OF INVESTMENTS.

42 JANUS ASPEN SERIES / DECEMBER 31, 2001

          JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO

[PHOTO]
Mike Lu
portfolio manager

For the 12-month period ended December 31, 2001, Janus Aspen Global Technology Portfolio declined 37.07% for its Institutional Shares and 37.31% for its Service Shares. This compares to a loss of 11.88% for the S&P 500 Index, the Portfolio's benchmark.(1)

Without a doubt, the Portfolio's recent performance has not lived up to my expectations. The past year was a challenging one for the global economy, and for technology companies in particular. While the downturn affected only specific market segments early on, almost every company in the industry felt the decline eventually. Though tech stocks rallied toward year end, the NASDAQ Composite Index still recorded a loss of more than 20% for the period. During this difficult time, we maintained our efforts to understand the end-demand for each of our companies' products and services. This helped us identify several potential emerging trends for demand growth early on - particularly in select software, outsourcing and semiconductor areas.

However, the tragedies of September 11 significantly altered these trends, at least temporarily, creating an environment of uncertainty across the economy, which caused a short-term shift in spending priorities.

Part of this reprioritization has led to increased spending on ensuring the security and robustness of our nation's infrastructure. Most visible is the beefing up of security at airports, post offices and public gathering places. However, there is also significant spending being focused on less visible areas such as network security. Today's economy depends on a broad array of interconnected networks, and any major disruption in data flow or loss of data can reverberate throughout the world economy with severe consequences.

That said, many of our long-time holdings provide the necessary components for enhanced network manageability, security and availability. VERITAS is an excellent example. As the premier storage management software provider, it offers data backup, restoration and availability solutions that span nearly all hardware and networking platforms - from Sun Microsystems to IBM to Microsoft. VERITAS was put to the ultimate test after the September 11 events, as it helped over 100 customers affected by the attacks to restore their lost data. Impressively, they achieved a 100% recovery rate for these customers. While VERITAS' stock has performed poorly over the past year, due in part to an anticipated slowdown in growth, we see the company continuing to build upon its solid franchise. Furthermore, with no letup in research and development, we feel the company will emerge from the slowdown with stronger product portfolios than ever. Needless to say, we capitalized on the market's knee-jerk reaction by picking up some additional shares.

For some time now the Portfolio has had three major investment themes: 1) companies with subscription-based revenues, thus offering near-term earnings visibility; 2) companies that are capitalizing on emerging end-demand shifts, which provide growth potential in the near- to immediate-term; and 3) companies with strong, long-term franchises driven by innovation.

Keeping this in mind, we remain invested in Microsoft. Despite the spending slowdown in the tech sector, the software giant continues to generate steady revenues from its lineup of subscription-license based software and online services. Fueled by its Windows 2000 Server and SQL Server databases products as well as the recent launches of Windows XP, Xbox and an upcoming launch of MSN 7, Microsoft should continue to exhibit solid revenue and earnings growth visibility. What's more, its antitrust battle seems to be nearing an end.

NVIDIA is another company that fulfills several of our criteria. The maker of advanced graphics chip technology is supplying the chips for Microsoft's Xbox, the highly anticipated video-gaming platform that was introduced just in time for the 2001 holiday season. The company is not dependent on this development alone. It also maintains its superior graphics accelerator positioning within the power desktop and notebook PC arena, gaining market share and furthering its penetration into the product portfolios of such longtime customers as Dell and Compaq, as well as gaining significant new customers like Toshiba.

Looking ahead, although our recent performance has been disappointing, I am cautiously optimistic for the future. Let me assure you that while we have made adjustments to our positions throughout the year, our investment approach hasn't changed: we continue to emphasize diversification within technology, focusing on firms developing franchises within their respective spaces. Furthermore, we will continue to pound the pavement in search of actual end-demand adoption indicators to form the basis of our fundamentally-driven investment analysis. Over the medium- and long-term, we remain convinced that technological innovation will continue to be the engine that drives worldwide economic growth, and we aim to harness this growth for the benefit of our shareholders.

Thank you for your continued investment in Janus Aspen Global Technology Portfolio.



Portfolio Asset Mix
(% of Net Assets)                         December 31, 2001    December 31, 2000
--------------------------------------------------------------------------------
Equities                                              80.3%                84.0%
  Foreign                                             24.2%                30.7%
Top 10 Equities                                       31.2%                31.2%
Number of Stocks                                         72                  110
Cash, Cash Equivalents
  and Fixed Income Securities                         19.7%                16.0%
--------------------------------------------------------------------------------


(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                       JANUS ASPEN SERIES / DECEMBER 31, 2001 43

Average Annual Total Return
For the Periods Ended December 31, 2001
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 1/18/00)
  1 Year                                                                (37.07)%
  From Inception                                                        (36.24)%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                (11.88)%
  From Portfolio Inception                                              (10.34)%
--------------------------------------------------------------------------------

Service Shares (Inception Date 1/18/00)
  1 Year                                                                (37.31)%
  From Inception                                                        (36.41)%
--------------------------------------------------------------------------------



This Portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Portfolio also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Due to recent market volatility, the Portfolio may have an increased position in cash for temporary defensive purposes.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Standard & Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The NASDAQ Composite Stock Index (The National Association of Securities Dealers Automated Quotation System) is defined as a nationwide computerized quotation system for over 5,500 over-the-counter stocks. The index is compiled of more than 4,800 stocks that are traded via the system. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

PERFORMANCE OVERVIEW

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Global Technology Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Global Technology Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, January 18, 2000, through December 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Global Technology Portfolio - Institutional Shares ($4,151) as compared to the S&P 500 Index ($8,082).

Average Annual Total Return
for the periods ended December 31, 2001
One Year, (37.07)%
Since 1/18/00,* (36.24)%

Janus Aspen Global Technology Portfolio
- Institutional Shares - $4,151

S&P 500 INDEX - $8,082

*The Portfolio's inception date.
Source - Lipper, Inc. 2001.
See "Explanations of Charts and Tables."

SCHEDULE OF INVESTMENTS



SHARES OR PRINCIPAL AMOUNT                                          MARKET VALUE
================================================================================
Common Stock - 78.9%
Aerospace and Defense - 0.8%
     113,010    Embraer-Empresa Brasileira de
                   Aeronautica S.A. (ADR) ...................    $    2,500,911

Applications Software - 8.4%
     142,720    Intuit, Inc.* ...............................         6,102,707
      18,085    Mercury Interactive Corp.* ..................           614,528
     271,475    Microsoft Corp.* ............................        17,990,648

                                                                     24,707,883

Automotive - Cars and Light Trucks - 1.0%
     552,000    Nissan Motor Company, Ltd.** ................         2,927,209

Cellular Telecommunications - 3.8%

     213,910    China Mobile, Ltd. (ADR)*,** ................         3,739,147
         299    NTT DoCoMo, Inc.** ..........................         3,513,353
     479,594    Vodafone Group PLC** ........................         1,254,668
     103,440    Vodafone Group PLC (ADR)** ..................         2,656,339

                                                                     11,163,507

Computer Aided Design - 1.6%
     127,985    Autodesk, Inc. ..............................         4,770,001

Computer Services - 1.7%
      31,675    Electronic Data Systems Corp. ...............         2,171,321
     292,502    Logica PLC** ................................         2,719,654

                                                                      4,890,975

Computers - 1.9%
      19,170    IBM Corp. ...................................    $    2,318,803
     278,000    Legend Holdings, Ltd.** .....................           141,712
     251,325    Sun Microsystems, Inc.* .....................         3,101,351

                                                                      5,561,866

Computers - Integrated Systems - 0.9%
      76,095    Brocade Communications Systems, Inc.* .......         2,520,266

Computers - Memory Devices - 3.7%
     241,307    VERITAS Software Corp.* .....................        10,815,380

Computers - Peripheral Equipment - 0.9%
     552,000    Hon Hai Precision Industry Company, Ltd. ....         2,524,148

Consulting Services - 0.6%
     102,250    KPMG Consulting, Inc.* ......................         1,694,282

E-Commerce/Services - 1.1%
      49,790    eBay, Inc.* .................................         3,330,951

Electronic Components - 2.7%
      69,225    Celestica, Inc. - New York Shares* ..........         2,795,998
      63,705    Flextronics International, Ltd.* ............         1,528,283
      40,000    NEC Corp.** .................................           408,057
       5,600    Samsung Electronics Company, Ltd.** .........         1,189,494
      45,400    Samsung SDI Company, Ltd.** .................         2,004,720

                                                                      7,926,552


SEE NOTES TO SCHEDULES OF INVESTMENTS.

44 JANUS ASPEN SERIES / DECEMBER 31, 2001

          JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO

SCHEDULE OF INVESTMENTS


SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
Electronic Components - Semiconductors - 13.7%
      81,130    Alpha Industries, Inc.* .....................    $    1,768,634
     929,574    ARM Holdings PLC* ...........................         4,858,635
      56,010    Intersil Corp. - Class A* ...................         1,806,323
     148,110    LSI Logic Corp.* ............................         2,337,176
      97,480    Microsemi Corp.* ............................         2,895,156
     194,835    Microtune, Inc.* ............................         4,570,829
     178,015    NVIDIA Corp.* ...............................        11,909,204
      55,571    STMicroelectronics N.V.** ...................         1,783,721
      93,533    STMicroelectronics N.V.
                   - New York Shares** ......................         2,962,190
      68,825    Texas Instruments, Inc. .....................         1,927,100
      85,905    Xilinx, Inc.* ...............................         3,354,590

                                                                     40,173,558

Electronic Design Automation - 2.3%
     304,440    Cadence Design Systems, Inc.* ...............         6,673,325

Enterprise Software/Services - 5.1%

     212,560    Micromuse, Inc.* ............................         3,188,400
     114,740    Oracle Corp.* ...............................         1,584,559
     174,720    PeopleSoft, Inc.* ...........................         7,023,744
      98,180    SAP A.G. (ADR)** ............................         3,134,887

                                                                     14,931,590

Entertainment Software - 2.5%
       9,690    Activision, Inc.* ...........................           252,037
     119,065    Electronic Arts, Inc.* ......................         7,137,947

                                                                      7,389,984


Identification Systems and Devices - 0.8%
     140,280    Symbol Technologies, Inc. ...................         2,227,646

Internet Applications Software - 0.2%

     253,250    Portal Software, Inc.* ......................           526,760

Internet Security - 2.5%
      76,985    Check Point Software Technologies, Ltd.* ....         3,070,932
     110,305    VeriSign, Inc.* .............................         4,196,002

                                                                      7,266,934

Life and Health Insurance - 0.6%
      69,980    AFLAC, Inc. .................................         1,718,709

Multimedia - 2.8%
      56,620    AOL Time Warner, Inc.* ......................         1,817,502
      40,070    Vivendi Universal S.A. (ADR)** ..............         2,155,365
     206,535    Walt Disney Co. .............................         4,279,405

                                                                      8,252,272

Networking Products - 1.2%
     205,145    Cisco Systems, Inc.* ........................         3,715,176

Optical Supplies - 0.2%
      10,000    Hoya Corp.** ................................           597,436

Retail - Computer Equipment - 0.8%
      57,940    Electronics Boutique Holdings Corp.* ........         2,314,124

Semiconductor Components/Integrated Circuits - 3.2%

     125,175    Integrated Device Technology, Inc.* .........         3,328,403
      55,170    Maxim Integrated Products, Inc.* ............         2,896,977
   1,277,000    Taiwan Semiconductor Manufacturing
                   Company, Ltd.* ...........................         3,193,410

                                                                      9,418,790

Semiconductor Equipment - 3.8%
     100,375    Applied Materials, Inc.* ....................    $    4,025,038
     202,535    ASM Lithography Holding N.V.
                   - New York Shares*,** ....................         3,453,222
     117,735    Teradyne, Inc.* .............................         3,548,533

                                                                     11,026,793

Telecommunication Equipment - 7.1%
     221,701    Nokia Oyj ...................................         5,716,624
     343,175    Nokia Oyj (ADR) .............................         8,418,083
      52,365    QUALCOMM, Inc.* .............................         2,644,432
     263,740    Sonus Networks, Inc.* .......................         1,218,479
      98,750    UTStarcom, Inc.* ............................         2,814,375

                                                                     20,811,993


Telecommunication Services - 0.6%
      50,140    Amdocs, Ltd.*,** ............................         1,703,256

Telephone - Integrated - 0.7%

      55,230    SBC Communications, Inc. ....................         2,163,359
          96    Telefonica S.A.*,** .........................             1,285

                                                                      2,164,644

Toys - 1.3%
     220,680    Mattel, Inc. ................................         3,795,696

Wireless Equipment - 0.4%
      99,407    Crown Castle International Corp.* ...........         1,061,667
--------------------------------------------------------------------------------
Total Common Stock (cost $288,822,706) ......................       231,104,284
--------------------------------------------------------------------------------
Corporate Bonds - 0.7%
Applications Software - 0.2%
$    900,000    Mercury Interactive Corp., 4.75%
                   convertible notes, due 7/1/07+ ...........           727,875

Electronic Components - Semiconductors - 0.5%
     650,000    International Rectifier Corp., 4.25%
                   convertible subordinated
                   notes, due 7/15/07 .......................           535,438
     520,000    NVIDIA Corp., 4.75%
                   convertible subordinated
                   notes, due 10/15/07 ......................           858,975

                                                                      1,394,413

Networking Products - 0%
   1,000,000    Candescent Technologies Corp., 8.00%
                   convertible senior subordinated
                   debentures, due 5/1/03+,(OMEGA),(DELTA) ..            85,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $2,814,265) .....................         2,207,288
--------------------------------------------------------------------------------
Preferred Stock - 1.4%
Computer Services - 1.1%
      57,230    Electronic Data Systems Corp.
                   convertible, 7.625% ......................         3,219,188

Wireless Equipment - 0.3%
      31,515    Crown Castle International Corp.
                   convertible, 6.25% .......................           819,390
--------------------------------------------------------------------------------
Total Preferred Stock (cost $4,437,250) .....................         4,038,578
--------------------------------------------------------------------------------



SEE NOTES TO SCHEDULES OF INVESTMENTS.

                                       JANUS ASPEN SERIES / DECEMBER 31, 2001 45

JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO

SCHEDULE OF INVESTMENTS

SHARES OR PRINCIPAL AMOUNT                                          MARKET VALUE
================================================================================
Repurchase Agreements - 9.9%
$ 28,900,000    ABN AMRO Bank N.V., 1.80%
                    dated 12/31/01, maturing 1/2/02 to be
                    repurchased at $28,902,890
                    collateralized by $40,915,657 in
                    Collateralized Mortgage Obligations
                    2.28%-7.135%, 11/25/20-12/25/40 AAA,
                    $114,699 in U.S. Treasury Notes/Bonds,
                    0%, 2/15/18 with respective values of
                    $29,434,912 and $43,088
                    (cost $28,900,000) .......................   $   28,900,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 8.9%
                Federal Home Loan Bank System:
   9,000,000       3.55%, 1/11/02 ...........................         8,995,425
  12,000,000       1.65%, 1/31/02 ...........................        11,983,500
   5,000,000       1.75%, 4/15/02 ...........................         4,975,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies - (cost $25,953,647) .........        25,953,925
--------------------------------------------------------------------------------
Total Investments (cost $350,927,868) - 99.8% ...............       292,204,075
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, Net of
  Liabilities - 0.2% ........................................           541,552
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $  292,745,627
--------------------------------------------------------------------------------


SUMMARY OF INVESTMENTS BY COUNTRY, DECEMBER 31, 2001


Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Brazil                                               0.9%         $    2,500,911
Canada                                               1.0%              2,795,998
Finland                                              4.8%             14,134,707
France                                               0.7%              2,155,365
Germany                                              1.1%              3,134,887
Hong Kong                                            1.3%              3,880,859
Israel                                               1.1%              3,070,932
Japan                                                2.5%              7,446,055
Netherlands                                          1.2%              3,453,222
Singapore                                            0.5%              1,528,283
South Korea                                          1.1%              3,194,214
Spain                                                  0%                  1,285
Switzerland                                          1.6%              4,745,911
Taiwan                                               2.0%              5,717,558
United Kingdom                                       4.5%             13,192,552
United States++                                     75.7%            221,251,336
--------------------------------------------------------------------------------
Total                                              100.0%         $  292,204,075


++INCLUDES SHORT-TERM SECURITIES (56.9% EXCLUDING SHORT-TERM SECURITIES)

FORWARD CURRENCY CONTRACTS, OPEN AT DECEMBER 31, 2001


Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/26/02             1,200,000      $    1,734,607   $     (11,978)
British Pound 5/10/02             2,300,000           3,322,019          (8,619)
British Pound 5/24/02               100,000             144,321              579
Euro 4/26/02                      3,400,000           3,013,831            1,341
Euro 5/10/02                      3,300,000           2,923,947           48,363
Euro 5/24/02                      2,600,000           2,302,737            3,443
Hong Kong Dollar 2/7/02           6,000,000             769,360             (55)
Hong Kong Dollar 5/24/02         20,800,000           2,666,045            (233)
Japanese Yen 4/26/02            625,000,000           4,798,574          339,671
South Korean Won
  1/28/02                     1,150,000,000             866,615           17,317
--------------------------------------------------------------------------------
Total                                            $   22,542,056   $      389,829



SEE NOTES TO SCHEDULES OF INVESTMENTS.

46 JANUS ASPEN SERIES / DECEMBER 31, 2001

                       JANUS ASPEN GLOBAL VALUE PORTFOLIO

[PHOTO]
Jason Yee
portfolio manager

From May 1, 2001, through December 31, 2001, Janus Aspen Global Value Portfolio's Service Shares gained 4.97%, outperforming the benchmark MSCI World Index's loss of 11.12%.(1)

Since the Portfolio's launch, the financial markets have been marked by extraordinary volatility, largely stemming from uncertain near-term prospects for global economies. Markets often react negatively to uncertainty, and the events of September 11 only served to exacerbate an already fragile situation. In the resulting financial market turmoil, virtually no geographies, industries or companies were spared.

While many things in this world changed dramatically in recent months, including stock prices, one that has not changed appreciably is the intrinsic value of the Portfolio's holdings. Simply put, after careful review of the Portfolio in the wake of the terrorist attacks, I do not believe any of our holdings suffered a permanent or irreversible impairment of value. What was a solid, profitable, well-managed business on September 10 remains so today. As such, I continued to add to existing positions on an opportunistic basis. The decline in the equity markets also allowed me to initiate a number of new positions. Exceptional businesses that I have followed over the years have finally retreated to attractive valuations, especially in the areas of media, consumer goods, aerospace and lodging. Worries about a global economic slowdown, coupled with concerns of the direct financial impact resulting from the attacks, caused many stock prices to fall much more significantly than their intrinsic values. While the financial markets rebounded in the fourth quarter as investors anticipated a recovery, substantial buying opportunities still present themselves to patient investors.

No one can accurately predict how long the world economies will remain in recession or when they will start to recover. So you can be sure that my investment decisions are not based upon any futile prognostications but rather are guided by a few underlying principles that should help mitigate the risks of any economic environment. First of all, the Portfolio consistently searches for companies that can continue to create value in many different economic environments. Secondly, the Portfolio strives to leave a margin of safety by making investments at significant discounts to what we believe is the company's intrinsic value. And finally, the valuation work in determining the intrinsic value of businesses attempts to capture a wide range of scenarios, encompassing both optimistic and pessimistic assumptions. These principles will hopefully allow the Portfolio to minimize some of the downside risk while still preserving the upside potential. While no investment is completely immune to the whims of the irrational markets in the short term, the market value of our holdings should approach their intrinsic value over time. So, no matter what happens on the macroeconomic front, I believe the Portfolio is well-positioned to weather the current challenging environment of the global equity markets as well as benefit from an eventual turnaround.

In summary, it remains very much business as usual: The value of the Portfolio's investments continues to be driven by their profits and cash flows rather than the short-term psychology of the equity markets, and my time is spent valuing these businesses on an individual basis, rather than worrying about or predicting short-term movements in stock prices. This investment discipline should help us navigate these decidedly uncertain times.

History teaches us that a time of crisis often presents great opportunity for investment, and I think that recent events will prove to be no exception. I remain committed to my value investment strategy, process and philosophy and will continue to search the globe for great businesses selling at significant discounts to their intrinsic values. I firmly believe that rigorous fundamental research coupled with disciplined valuation analysis will serve Janus Aspen Global Value Portfolio shareholders well over the long term.

Thank you for your continued investment in Janus Aspen Global Value Portfolio.

Portfolio Asset Mix
(% of Net Assets)                                              December 31, 2001
--------------------------------------------------------------------------------
Equities                                                                   95.8%
  Foreign                                                                  59.5%
Top 10 Equities                                                            39.9%
Number of Stocks                                                              38
Cash and Cash Equivalents                                                   4.2%
--------------------------------------------------------------------------------

(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                       JANUS ASPEN SERIES / DECEMBER 31, 2001 47

Cumulative Total Return
For the Period Ended December 31, 2001
--------------------------------------------------------------------------------

Service Shares (Inception Date 5/1/01)
  From Inception                                                           4.97%
--------------------------------------------------------------------------------

Morgan Stanley Capital International World Index
  From Portfolio Inception                                              (11.12)%
--------------------------------------------------------------------------------

This Portfolio is designed for long-term investors who can accept the special risks associated with value investing and having significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

A portfolio's performance for very short time periods may not be indicative of future performance.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Morgan Stanley Capital International World Index is defined as a world index measuring market performance in 23 countries, including the US. It's weighted by both country and industry and is divided into 8 economic sectors and 38 industry groups; managed by Morgan Stanley Capital International. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

The Adviser has contractually agreed to waive a portion of the Portfolio's expenses. Without such waivers, the Portfolio's total return for each class would have been lower.

PERFORMANCE OVERVIEW

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Global Value Portfolio - Service Shares and the Morgan Stanley Capital International World Index. Janus Aspen Global Value Portfolio - Service Shares is represented by a shaded area of green. The Morgan Stanley Capital International World Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 2001, through December 31, 2001. The upper and lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Global Value Portfolio - Service Shares ($10,497) as compared to the Morgan Stanley Capital International World Index ($8,888).

Cumulative Total Return
for the period ended December 31, 2001
Since 5/1/01,* 4.97%

Janus Aspen Global Value Portfolio
- Service Shares - $10,497

Morgan Stanley Capital International
World Index - $8,888

*The Portfolio's inception date.
Source - Lipper, Inc. 2001.
See "Explanations of Charts and Tables."

SCHEDULE OF INVESTMENTS


SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
Common Stock - 95.8%
Advertising Services - 3.9%
       7,473    WPP Group PLC** ............................................................. $    82,774

Aerospace and Defense - 2.9%
         219    Dassault Aviation S.A.** ....................................................      61,813

Automotive - Cars and Light Trucks - 2.0%
       8,000    Nissan Motor Company, Ltd.** ................................................      42,423

Beverages - Wine and Spirits - 3.1%
       5,753    Diageo PLC** ................................................................      65,753

Brewery - 1.4%
       4,000    Kirin Brewery Company, Ltd.** ...............................................      28,598

Building Products - Cement and Aggregate - 1.0%
         835    Cemex S.A. (ADR) ............................................................      20,624

Casino Hotels - 2.5%
       5,665    Park Place Entertainment Corp.* .............................................      51,948

Chemicals - Diversified - 7.0%
       1,452    Akzo Nobel N.V.** ...........................................................      64,835
       2,604    Bayer A.G.** ................................................................      82,772

                                                                                                  147,607

Chemicals - Specialty - 1.8%
         735    Syngenta A.G.* ..............................................................      38,072

Computer Services - 3.0%
       3,320    Ceridian Corp.* .............................................................      62,250

Cosmetics and Toiletries - 1.8%
       1,140    Gillette Co. ................................................................ $    38,076

Diversified Operations - 11.0%

      27,425    BBA Group PLC** .............................................................     112,041
       2,040    Cendant Corp.* ..............................................................      40,004
       8,031    Smiths Group PLC** ..........................................................      79,183

                                                                                                  231,228

Electronic Components - 3.4%
         340    Samsung Electronics Company, Ltd. ...........................................      72,219

Electronic Design Automation - 3.0%
       2,890    Cadence Design Systems, Inc.* ...............................................      63,349

Electronic Measuring Instruments - 3.9%
       2,630    Orbotech, Ltd.* .............................................................      81,925

Financial Guarantee Insurance - 1.0%
         350    MGIC Investment Corp. .......................................................      21,602

Home Decorating Products - 4.4%
       2,319    Hunter Douglas N.V.** .......................................................      62,212
       1,110    Newell Rubbermaid, Inc. .....................................................      30,603

                                                                                                   92,815

Hotels and Motels - 3.6%
       3,645    Hilton Hotels Corp. .........................................................      39,803
         870    Marriott International, Inc. - Class A ......................................      35,366

                                                                                                   75,169

SEE NOTES TO SCHEDULES OF INVESTMENTS.

48 JANUS ASPEN SERIES / DECEMBER 31, 2001

                       JANUS ASPEN GLOBAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

SHARES OR PRINCIPAL AMOUNT                                                                   MARKET VALUE
Machinery - Pumps - 4.0%
       2,679    Pfeiffer Vacuum Technology A.G.** ........................................... $    83,963

Medical - Drugs - 2.0%
         980    Pharmacia Corp. .............................................................      41,797

Medical Products - 2.2%
       1,390    Becton, Dickinson and Co. ...................................................      46,079

Property and Casualty Insurance - 2.7%
      15,000    NIPPONKOA Insurance Company, Ltd.** .........................................      56,997

Publishing - Periodicals - 3.1%
       2,833    Wolters Kluwer N.V.** .......................................................      64,574

Radio - 3.8%
       3,000    Nippon Broadcasting System, Inc.** ..........................................      80,116

Real Estate Investment Trusts - 2.9%
       6,870    Host Marriott Corp. .........................................................      61,830

Reinsurance - 4.8%
          40    Berkshire Hathaway, Inc. - Class B* .........................................     101,000

Retail - Restaurants - 1.5%
       1,210    McDonald's Corp. ............................................................      32,029

Retail - Toy Store - 1.5%
       1,580    Toys "R" Us, Inc.* ..........................................................      32,769

Rubber and Vinyl - 1.8%
       4,000    Tenma Corp.** ...............................................................      37,387

Savings/Loan/Thrifts - 0.8%
         610    Washington Mutual, Inc. .....................................................      19,947

Semiconductor Equipment - 1.0%
         525    Novellus Systems, Inc.* .....................................................      20,711

Television - 1.7%
      17,190    Granada PLC** ...............................................................      35,877

Toys - 1.3%
       1,570    Mattel, Inc. ................................................................      27,004
----------------------------------------------------------------------------------------------------------
Total Common Stock (cost $1,948,264) ........................................................   2,020,325
----------------------------------------------------------------------------------------------------------
Total Investments (total cost $1,948,264) - 95.8% ...........................................   2,020,325
----------------------------------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 4.2% ...............................      87,972
----------------------------------------------------------------------------------------------------------
Net Assets - 100% ........................................................................... $ 2,108,297
----------------------------------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, DECEMBER 31, 2001

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
France                                               3.1%         $       61,813
Germany                                              8.2%                166,735
Israel                                               4.1%                 81,925
Japan                                               12.1%                245,521
Mexico                                               1.0%                 20,624
Netherlands                                          9.5%                191,621
South Korea                                          3.6%                 72,219
Switzerland                                          1.9%                 38,072
United Kingdom                                      18.6%                375,628
United States                                       37.9%                766,167
--------------------------------------------------------------------------------
Total                                              100.0%         $    2,020,325

FORWARD CURRENCY CONTRACTS, OPEN AT DECEMBER 31, 2001

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 5/10/02               105,000      $      151,657   $        (388)
British Pound 5/24/02                20,000              28,864              116
Euro 5/10/02                        215,000             190,500            2,899
Euro 5/24/02                         35,000              30,998              345
Japanese Yen 4/26/02              5,000,000              38,389            1,685
Japanese Yen 5/10/02              8,000,000              61,471            4,809
Japanese Yen 5/24/02              2,000,000              15,380              350
--------------------------------------------------------------------------------
Total                                            $      517,259   $        9,816

SEE NOTES TO SCHEDULES OF INVESTMENTS.

                                       JANUS ASPEN SERIES / DECEMBER 31, 2001 49

JANUS ASPEN FLEXIBLE INCOME PORTFOLIO

[PHOTO]
Ronald Speaker
portfolio manager

For the 12 months ended December 31, 2001, Janus Aspen Flexible Income Portfolio's Institutional Shares gained 7.74% and its Service Shares returned 7.49%. By comparison, its benchmark, the Lehman Brothers Government/Credit Index, returned 8.50%.(1)

After a lackluster first half of the year, the U.S. economy continued stumbling during the third quarter, tripped up by increasing unemployment figures and decreasing corporate spending. Experts' debates on whether the nation was officially entering a recession - generally defined as two consecutive quarters of economic contraction - ended in November when the National Bureau of Economic Research announced the U.S. had been in one since March.

The Federal Reserve's immediate response to the terrorist attacks - two half-point rate cuts within two weeks - cut the prime lending rate to 2.50%. The moves were intended to boost the economy by making it cheaper to borrow money, but the immediate impact sparked a rally across the bond markets. This was especially true in the short-term markets, where rates followed the Fed's lead lower and prices pushed higher. A volatile stock market also ignited a flight to lower-risk, higher-quality investments, and the Portfolio profited from its sizeable positions in Treasuries and government agency debt. After two more rate cuts and bits of positive economic news at the end of the year, investors eyed a recovery and bid stock prices up as the Treasury market gave back some of its prior gains.

Our Treasury exposure, however, remains spread out over the yield curve, including five-, 10- and 30-year issues. Similarly, we have diversified holdings in Fannie Mae, the government agency that peddles mortgage-backed bonds. In late October, the government announced it would stop issuing 30-year bonds, and we believe the move will ultimately result in increased capital investment by companies and lower mortgage rates - two factors that should help steady the economy.

Among our corporate holdings, we've profited from positions in classically defensive corners of the economy, such as supermarkets, food manufacturers and healthcare interests. We've focused on high-quality companies with strong lines of business that endure during transitional and rough times.

We have a long-standing interest in supermarkets, which recently received a boost from nervous consumers stocking up on basic foodstuffs. During the period, we enjoyed gains from our holdings in Safeway, one of the largest food retailers, and Fred Meyer, a division of industry leader Kroger. Our food-producer holdings include breakfast food-maker Kellogg and meat-processor Hormel Foods, two consumer staple standbys with upper-tier ratings. Both companies actively manage their debt loads and take a smart approach to acquisitions, which increases our confidence in the lower-risk nature of their bonds.

A constant demand for healthcare services similarly exists through weak and strong economies, which helped us realize strong gains in outpatient and rehabilitative care facility operator HEALTHSOUTH. We also took profits on hospital owner Tenet Healthcare and used the proceeds to initiate a position in HCA, the former Columbia/HCA Healthcare which owns and operates a variety of healthcare centers. Another newer investment in the sector, outsourced laboratory testing services-provider Quest Diagnostics, helped the Portfolio's performance with a run-up during the period.

Through the course of the year, we scaled back on our exposure to the high-yield arena as we focused on improving the quality of the Portfolio's holdings. In fact, our three leading high-yield positions - California-based thrift operator Golden State Holdings, HCA and waste-services provider Allied Waste - are just a couple of notches below investment grade, which is granted to blue-chip corporations.

Two holdings that suffered following the September 11 attacks were United Air Lines and Cendant, which owns hotels and Avis Car Rentals. Cendant, however, quickly recovered a portion of its losses thanks in part to its diversified business lines. What's more, the company's ability to generate a steady stream of cash soothed concerns over its ability to service the debt. In contrast, we decided to liquidate our position in United. Though its notes featured hard-asset stability because the company's planes served as collateral for the loans, the uncertainty plaguing the airline industry as well as United's continued labor issues created more risk than we were comfortable with.

As we contemplate the next 12 months, we see a dramatically changed investment environment with many uncertainties regarding the economic state of the world. Yet, with hints of good news popping up here and there, conditions could reverse in the fixed-income market in an instant. By keeping a vigilant eye on the economic figures and a nimble hand on the Portfolio's holdings, we hope to extend our gains with the minimal amount of risk to shareholders.

As always, thank you for your investment in Janus Aspen Flexible Income
Portfolio.

Portfolio Asset Mix
(% of Net Assets)                         December 31, 2001    December 31, 2000
--------------------------------------------------------------------------------
Corporate Bonds/Warrants
  Investment Grade                                    48.5%                38.5%
  High-Yield/High-Risk                                11.3%                14.0%
U.S. Government Obligations                           32.9%                36.2%
Foreign Dollar/
  Non-Dollar Bonds                                     1.0%                 2.1%
Preferred Stock                                        0.2%                 0.6%
Cash and Cash Equivalents                              6.1%                 8.6%
--------------------------------------------------------------------------------

Portfolio Profile
--------------------------------------------------------------------------------
Weighted Average Maturity                           8.1 Yrs.            5.8 Yrs.
Average Modified Duration*                          5.7 Yrs.            4.4 Yrs.
30-Day Average Yield
  Institutional Shares**                               5.64%               6.88%
  Service Shares**                                     5.35%               6.59%
Weighted Average Fixed Income
  Credit Rating                                            A                  A+
--------------------------------------------------------------------------------

*A theoretical measure of price volatility. **Yields will fluctuate.

(1) All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.


50 JANUS ASPEN SERIES / DECEMBER 31, 2001

Average Annual Total Return
For the Periods Ended December 31, 2001
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                                   7.74%
  5 Year                                                                   7.24%
  From Inception                                                           8.14%
--------------------------------------------------------------------------------

Lehman Brothers Government/Credit Index
  1 Year                                                                   8.50%
  5 Year                                                                   7.37%
  From Inception Date of Institutional Shares                              6.53%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                   7.49%
  5 Year                                                                   6.98%
  From Portfolio Inception                                                 7.97%
--------------------------------------------------------------------------------

Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Lehman Brothers Government/Credit Index is defined as an index consisting of more than 4,000 government and corporate bonds; managed by Lehman Brothers. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

PERFORMANCE OVERVIEW

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Flexible Income Portfolio - Institutional Shares and the Lehman Brothers Govt./Credit Index. Janus Aspen Flexible Income Portfolio - Institutional Shares is represented by a shaded area of green. The Lehman Brothers Govt./Credit Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 2001. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Flexible Income Portfolio - Institutional Shares ($19,141) as compared to the Lehman Brothers Govt./Credit Index ($16,903).

Average Annual Total Return
for the periods ended December 31, 2001
One Year, 7.74%
Five Year, 7.24%
Since 9/13/93,* 8.14%

Janus Aspen Flexible Income Portfolio
- Institutional Shares - $19,141

Lehman Brothers Govt./
Credit Index - $16,903

*The Portfolio's inception date.
Source - Lipper, Inc. 2001.
See "Explanations of Charts and Tables."

SCHEDULE OF INVESTMENTS

SHARES OR PRINCIPAL AMOUNT                                          MARKET VALUE
================================================================================
Corporate Bonds - 60.7%
Aerospace and Defense - 1.6%
                Raytheon Co.:
$  3,145,000    6.50%, notes, due 7/15/05 ...................    $    3,247,213
   3,000,000    6.15%, notes, due 11/1/08 ...................         2,981,250

                                                                      6,228,463

Beverages - Non-Alcoholic - 0.7%
   2,550,000    Coca-Cola Enterprises, Inc., 6.125%
                   notes, due 8/15/11 .......................         2,565,937

Building - Residential and Commercial - 0.3%
   1,145,000    KB Home, Inc., 8.625%
                   senior subordinated notes, due 12/15/08 ..         1,150,725

Cable Television - 1.9%
   1,490,000    Adelphia Communications Corp., 8.125%
                   senior notes, due 7/15/03 ................         1,478,825
   4,000,000    CSC Holdings, Inc., 7.625%
                   senior notes, due 4/1/11 .................         4,005,000
     996,000    Lenfest Communications, Inc., 7.625%
                   senior notes, due 2/15/08 ................         1,052,025
     900,000    Mediacom Broadband L.L.C., 11.00%
                   company guaranteed notes, due 7/15/13 ....           987,750

                                                                      7,523,600

Cellular Telecommunications - 1.6%
                Cingular Wireless, Inc.:
$  1,350,000       6.50%, notes, due 12/15/11+ ..............    $    1,368,562
     950,000       7.125%, notes, due 12/15/31+ .............           966,625
     810,000    Price Communications Wireless, Inc.
                   11.75%, senior subordinated notes
                   due 7/15/07 ..............................           882,900
   2,950,000    Verizon Wireless, Inc., 5.375%
                   notes, due 12/15/06+ .....................         2,935,250

                                                                      6,153,337

Commercial Banks - 0.4%
     698,000    Hudson United Bancorp, Inc., 8.20%
                   subordinated debentures, due 9/15/06 .....           693,637
     996,000    Provident Trust I Corp., 8.29%
                   company guaranteed notes, due 4/15/28 ....           877,725

                                                                      1,571,362

Commercial Services - 1.3%
   5,000,000    PHH Corp., 8.125%
                   notes, due 2/3/03 ........................         5,000,000

Computers - 0.8%
   3,000,000    IBM Corp., 4.875%
                   notes, due 10/1/06 .......................         2,977,500

SEE NOTES TO SCHEDULES OF INVESTMENTS.

                                       JANUS ASPEN SERIES / DECEMBER 31, 2001 51

JANUS ASPEN FLEXIBLE INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

SHARES OR PRINCIPAL AMOUNT                                          MARKET VALUE
================================================================================
Diversified Financial Services - 0.3%
$  1,000,000    Citigroup, Inc., 7.25%
                   subordinated notes, due 10/1/10 ..........    $    1,071,250

Diversified Operations - 1.0%
   4,000,000    Cendant Corp., 6.875%
                   notes, due 8/15/06+ ......................         3,865,000

Electric - Distribution - 1.2%
   5,000,000    FirstEnergy Corp., 6.45%
                   notes, due 11/15/11 ......................         4,881,250

Electric - Integrated - 3.5%
   3,000,000    Carolina Power & Light Co., 6.65%
                   senior notes, due 4/1/08 .................         3,078,750
   4,250,000    Cinergy Corp., 6.25%
                   debentures, due 9/1/04 ...................         4,276,562
                PSEG Power L.L.C.:
   4,000,000       6.875%, company guaranteed
                   notes, due 4/15/06 .......................         4,095,000
   2,000,000       7.75%, senior notes, due 4/15/11 .........         2,095,000

                                                                     13,545,312

Finance - Auto Loans - 1.4%
   5,500,000    Ford Motor Credit Co., 5.75%
                   senior notes, due 2/23/04 ................         5,589,375

Finance - Other Services - 2.1%
   8,200,000    Verizon Global Funding Corp., 5.75%
                   convertible notes, due 4/1/03 ............         8,323,000

Food - Diversified - 3.4%
   2,500,000    Conagra Foods, Inc., 6.75%
                   notes, due 9/15/11 .......................         2,553,125
                Kellogg Co.:
   6,000,000       5.50%, notes, due 4/1/03 .................         6,150,000
   2,600,000       6.00%, notes, due 4/1/06 .................         2,661,750
   1,750,000       6.60%, notes, due 4/1/11 .................         1,798,125

                                                                     13,163,000

Food - Meat Products - 0.8%
   3,000,000    Hormel Foods Corp., 6.625%
                   notes, due 6/1/11+ .......................         3,018,750

Food - Retail - 7.7%
                Delhaize America, Inc.:
   3,700,000       7.375%, notes, due 4/15/06+ ..............         3,922,000
   1,500,000       8.125%, notes, due 4/15/11+ ..............         1,646,250
                Fred Meyer, Inc.:
   2,100,000       7.15%, company guaranteed
                   notes, due 3/1/03 ........................         2,191,875
   2,500,000       7.375%, company guaranteed
                   notes, due 3/1/05 ........................         2,640,625
   4,250,000       7.45%, company guaranteed
                   notes, due 3/1/08 ........................         4,563,437
   3,000,000    Kroger Co., 7.50%
                   company guaranteed notes, due 4/1/31 .....         3,150,000
   1,742,000    Marsh Supermarkets, Inc., 8.875%
                   company guaranteed notes, due 8/1/07 .....         1,733,290
                Safeway, Inc.:
   1,335,000       3.625%, notes, due 11/5/03 ...............         1,328,325
   4,450,000       6.15%, notes, due 3/1/06 .................         4,566,812
   4,000,000       6.50%, notes, due 3/1/11 .................         4,080,000

                                                                     29,822,614

Foreign Government - 0.3%
   1,000,000    United Mexican States, 8.375%
                   notes, due 1/14/11 .......................         1,037,500

Independent Power Producer - 0.5%
   2,000,000    Calpine Corp., 8.50%
                   senior notes, due 2/15/11 ................         1,820,000

Leisure, Recreation and Gaming - 0.4%
   1,500,000    Hard Rock Hotel, Inc., 9.25%
                   senior subordinated notes, due 4/1/05 ....         1,440,000

Life and Health Insurance - 0.2%
$    813,000    Delphi Financial Group, Inc., 8.00%
                   senior notes, due 10/1/03 ................    $      839,422

Medical - HMO - 1.5%
   1,000,000    UnitedHealth Group, Inc., 7.50%
                   notes, due 11/15/05 ......................         1,063,750
   4,825,000    Wellpoint Health Networks, Inc., 6.375%
                   notes, due 6/15/06 .......................         4,921,500

                                                                      5,985,250

Medical - Hospitals - 3.6%
                HCA, Inc.:
   3,930,000       6.91%, notes, due 6/15/05 ................         4,042,988
     525,000       7.875%, senior notes, due 2/1/11 .........           535,500
     498,000       8.36%, debentures, due 4/15/24 ...........           512,940
                Tenet Healthcare Corp.:
   5,800,000       5.375%, notes, due 11/15/06+ .............         5,669,500
   3,500,000       6.375%, notes, due 12/1/11+ ..............         3,386,250

                                                                     14,147,178

Medical Labs and Testing Services - 1.9%
                Quest Diagnostics, Inc.:
   4,000,000       6.75%, company guaranteed
                   notes, due 7/12/06 .......................         4,110,000
   3,300,000       7.50%, company guaranteed
                   notes, due 7/12/11 .......................         3,403,125

                                                                      7,513,125

Multimedia - 2.4%
   4,100,000    AOL Time Warner, Inc., 6.125%
                   notes, due 4/15/06 .......................         4,187,125
   5,000,000    Viacom, Inc., 6.40%
                   company guaranteed notes, due 1/30/06 ....         5,156,250

                                                                      9,343,375

Networking Products - 0%
     996,000    Candescent Technologies Corp., 8.00%
                   convertible senior subordinated
                   debentures, due 5/1/03+,(OMEGA),(DELTA) ..            84,660

Non-Hazardous Waste Disposal - 3.5%
   3,220,000    Allied Waste North America, Inc., 7.625%
                   company guaranteed notes, due 1/1/06 .....         3,179,750
   2,750,000    Republic Services, Inc., 6.75%
                   notes, due 8/15/11 .......................         2,753,438
                Waste Management, Inc.:
   3,500,000       7.00%, senior notes, due 10/1/04 .........         3,631,250
   4,000,000       7.375%, notes, due 8/1/10 ................         4,090,000

                                                                     13,654,438

Oil Companies - Exploration and Production - 0.3%
   1,020,000    Louis Dreyfus Natural Gas Corp., 6.875%
                   notes, due 12/1/07 .......................         1,055,700

Oil Companies - Integrated - 2.2%
                Conoco Funding Co.:
   4,200,000     5.45%, company guaranteed
                   notes, due 10/15/06 ......................         4,200,000
   2,360,000       6.35%, notes, due 10/15/11 ...............         2,380,650
   1,950,000    Occidental Petroleum Corp., 5.875%
                   notes, due 1/15/07 .......................         1,942,688

                                                                      8,523,338

Physical Therapy and Rehabilitation Centers - 1.4%
                HEALTHSOUTH Corp.:
   2,350,000       7.375%, senior notes, due 10/1/06+ .......         2,350,000
   3,000,000       8.50%, senior notes, due 2/1/08 ..........         3,120,000

                                                                      5,470,000

Pipelines - 0.6%
                Kinder Morgan Energy Partners L.P.:
   1,285,000       6.75%, notes, due 3/15/11 ................         1,285,000
     880,000       7.40%, notes, due 3/15/31 ................           883,300

                                                                      2,168,300

SEE NOTES TO SCHEDULES OF INVESTMENTS.

52 JANUS ASPEN SERIES / DECEMBER 31, 2001

SHARES OR PRINCIPAL AMOUNT                                          MARKET VALUE
================================================================================
Property and Casualty Insurance - 0.1%
$    498,000    First American Capital Trust, 8.50%
                   company guaranteed notes, due 4/15/12 ....    $      488,663

Recreational Centers - 0.6%
   2,500,000    Bally Total Fitness Holding Corp., 9.875%
                   senior subordinated notes, due 10/15/07 ..         2,550,000

Real Estate Investment Trusts - 0.3%
   1,350,000    Host Marriott Corp., 9.50%
                   senior notes, due 1/15/07+ ...............         1,351,688

Retail - Discount - 1.1%
   4,000,000    Wal-Mart Stores, Inc., 6.875%
                   senior notes, due 8/10/09 ................         4,325,000

Satellite Telecommunications - 1.2%
   4,850,000    Echostar DBS Corp., 9.125%
                   senior notes, due 1/15/09 ................         4,862,125

Savings/Loan/Thrifts - 2.6%
                Golden State Holdings, Inc.:
   6,248,000       7.00%, senior notes, due 8/1/03 ..........         6,302,670
   3,680,000       7.125%, senior notes, due 8/1/05 .........         3,689,200

                                                                      9,991,870

Soap and Cleaning Preparations - 1.5%
                Dial Corp.:
   3,850,000       7.00%, senior notes, due 8/15/06 .........         3,874,063
   2,000,000       6.50%, senior notes, due 9/15/08 .........         1,917,500

                                                                      5,791,563

Telecommunication Services - 1.9%
                Qwest Capital Funding, Inc.:
   4,650,000       5.875%, notes, due 8/3/04+ ...............         4,603,500
   3,000,000       6.25%, company guaranteed
                   notes, due 7/15/05 .......................         2,973,750

                                                                      7,577,250

Telephone - Integrated - 1.9%
   2,625,000    France Telecom S.A., 7.75%
                   notes, due 3/1/11+ .......................         2,812,031
   3,000,000    Sprint Capital Corp., 6.00%
                   notes, due 1/15/07 .......................         2,977,500
   1,600,000    WorldCom, Inc., 6.50%
                   notes, due 5/15/04 .......................         1,644,000

                                                                      7,433,531

Television - 0.4%
   1,488,000    Fox/Liberty Networks L.L.C., 8.875%
                   senior notes, due 8/15/07 ................         1,540,080

Veterinary Diagnostics - 0.2%
     820,000    Vicar Operating, Inc., 9.875%
                   senior subordinated notes, due 12/1/09+ ..           836,400

Web Hosting/Design - 0.1%
   1,245,000    Equinix, Inc., 13.00%
                   senior notes, due 12/1/07 ................           417,075
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $235,491,259) ...................       236,698,006
--------------------------------------------------------------------------------
Preferred Stock - 0.3%
Savings/Loan/Thrifts - 0.3%
      35,458    Chevy Chase Savings Bank, 13.00%
                   (cost $1,055,050) ........................           975,095
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
         996    Ono Finance PLC - expires 5/31/09*,+ ........             4,980

Telephone - Integrated - 0%
         224    Versatel Telecom B.V. - expires 5/15/08* ....                 0

Web Hosting/Design - 0%
         650    Equinix, Inc. - expires 12/1/07* ............            13,000
--------------------------------------------------------------------------------
Total Warrants (cost $0) ....................................            17,980
--------------------------------------------------------------------------------
U.S. Government Obligations - 32.8%
U.S. Government Agencies - 25.1%
                Fannie Mae:
$  4,565,000       4.75%, due 1/2/07 ........................    $    4,536,469
  20,900,000       5.00%, due 1/15/07 .......................        20,978,375
  16,000,000       6.25%, due 2/1/11 ........................        16,280,000
  39,375,000       6.00%, due 5/15/11 .......................        40,014,844
  15,500,000       6.625%, due 11/15/30 .....................        16,216,875

                                                                     98,026,563

U.S. Treasury Notes/Bonds - 7.7%
   4,600,000       3.50%, due 11/15/06 ......................         4,434,308
  16,700,000       5.00%, due 8/15/11** .....................        16,658,250
   6,500,000       6.25%, due 5/15/30 .......................         7,041,060
   1,775,000       5.375%, due 2/15/31 ......................         1,750,026

                                                                     29,883,644
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $128,614,049) .......       127,910,207
--------------------------------------------------------------------------------
Repurchase Agreement - 2.6%
  10,300,000    ABN AMRO Bank N.V., 1.80%
                   dated 12/31/01, maturing 1/2/02 to be repurchased at
                   $10,301,030 collateralized by $14,582,397 in Collateralized
                   Mortgage Obligations 2.28%-7.135%, 11/25/20-12/25/40 AAA,
                   $40,879 in U.S. Treasury Notes/Bonds, 0%, 2/15/18 with
                   respective values of $10,490,643 and $15,357
                   (cost $10,300,000) .......................        10,300,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 2.1%
                Federal Home Loan Bank System
   8,000,000       1.65%, 1/31/02
                   (amortized cost $7,989,000) ..............         7,989,000
--------------------------------------------------------------------------------
Total Investments (total cost $383,449,358) - 98.5% .........       383,890,288
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.5%         5,754,929
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $  389,645,217
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Futures - Short
66 Contracts    U.S. Treasury - 10-year Note
                   expires March 2002, principal amount
                   $6,900,282, value $6,939,281
                   cumulative depreciation ..................    $      (38,999)
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, DECEMBER 31, 2001

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
France                                               0.7%         $    2,812,031
Mexico                                               0.3%              1,037,500
United Kingdom                                         0%                  4,980
United States++                                     99.0%            380,035,777
--------------------------------------------------------------------------------
Total                                              100.0%         $  383,890,288

++INCLUDES SHORT-TERM SECURITIES (94.2% EXCLUDING SHORT-TERM SECURITIES)

SEE NOTES TO SCHEDULES OF INVESTMENTS.

                                       JANUS ASPEN SERIES / DECEMBER 31, 2001 53

JANUS ASPEN MONEY MARKET PORTFOLIO

[PHOTO]
J. Eric Thorderson
portfolio manager

For the 12 months ended December 31, 2001, Janus Aspen Money Market Portfolio returned 4.22% for its Institutional Shares and 3.97% for its Service Shares. The seven-day current yield for the same period was 2.08% and 1.83%, respectively.(1)

The past year has been challenging for investors. The U.S. economy fell into recession for the first time in more than a decade, corporate earnings lagged, and the horrific September terrorist attacks deepened the climate of uncertainty and cast a shadow over industries from tourism to retailing. The Federal Reserve responded to these pressures by lowering interest rates eleven times, reducing the benchmark federal funds rate from 6.50% to 1.75%, its lowest level in more than forty years.

During this difficult period, money market funds enjoyed strong inflows, attesting to their appeal as a safe haven for investors worried about stock market turbulence. Nonetheless, income became a concern in this falling-interest-rate environment. Consequently, while we maintained careful attention to liquidity and credit quality, we also looked for opportunities to bolster the Portfolio's yield. For this reason, we focused our buying on the longer end of our maturity range for much of the year, locking in higher yields ahead of Fed easing. These efforts helped the Portfolio's yield compete favorably with returns on available alternatives.

Our strategy shifted at year-end, however, as a pickup in housing construction, improved factory orders and better-than-anticipated Christmas retail spending hinted that the economy might be gearing up for recovery. While the markets still expect one more Fed rate cut in 2002, the improved economic outlook suggests that rates could stabilize or even move higher over the coming year. Given this outlook, we have shortened our focus, targeting securities with four- to six-month maturities. This positioning gives us the flexibility to capture higher yields should interest rates begin to rise. At the same time, we have maintained our diversified investment strategy, holding roughly one-third of our assets in overnight securities, one-third in instruments maturing in seven days or less, and a third in certificates of deposit and commercial paper maturing in less than one year.

We have also remained vigilant to credit quality. While we are confident in our holdings overall, our concerns over a slowing economy led us to reduce our exposure to a few issues that we believed could be vulnerable to declining cash flows, eroding profit margins or potential credit problems. But these actions have been isolated occurrences, and have not significantly affected the Portfolio's yield.

Lower interest rates, and the prospect of more government spending, suggest that the economic climate could improve in 2002. Nonetheless, a higher unemployment rate, reduced business confidence, and the ongoing terrorist threat raise the risk that economic growth could remain sluggish. This uncertainty, therefore, could weigh on financial markets for some time to come. In such a climate, money markets provide investors with important liquidity and income stability. Conscious of our role in providing a haven from market volatility, we will continue to manage the Portfolio with discipline, balancing quality and flexibility with the potential for competitive yield.

Thank you for your continued investment in Janus Aspen Money Market Portfolio.

Average Annual Total Return
For the Periods Ended December 31, 2001
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/95)
  1 Year                                                                   4.22%
  5 Year                                                                   5.20%
  From Inception                                                           5.20%
  Seven-Day Current Yield                                                  2.08%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                   3.97%
  5 Year                                                                   4.96%
  From Portfolio Inception                                                 4.98%
  Seven-Day Current Yield                                                  1.83%
--------------------------------------------------------------------------------

Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

(1) All returns reflect reinvested dividends.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The yield more closely reflects the current earnings of the money market fund than the total return.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

54 JANUS ASPEN SERIES / DECEMBER 31, 2001

SCHEDULE OF INVESTMENTS

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
================================================================================
Certificates of Deposit - 2.0%
$  2,000,000    Natexis Banque, New York
                   5.08%, 2/6/02 (cost $2,000,000) ..........    $    2,000,000
--------------------------------------------------------------------------------
Commercial Paper - 6.0%
   2,000,000    Check Point Charlie, Inc.
                   1.88%, 1/25/02+ ..........................         1,997,493
                Victory Receivables Corp.:
   1,000,000       2.05%, 1/11/02+ ..........................           999,431
   3,000,000       2.16%-2.25%, 1/15/02+ ....................         2,997,445
--------------------------------------------------------------------------------
Total Commercial Paper (cost $5,994,369) ....................         5,994,369
--------------------------------------------------------------------------------
Floating Rate Notes - 17.0%
   2,000,000    General Motors Acceptance Corp.
                   2.41%, 1/28/02 ...........................         1,999,948
   5,000,000    Idaho Power Corp.
                   2.4312%, 9/1/02 ss. ......................         5,004,910
   5,000,000    Sigma Finance, Inc.
                   1.8856%, 10/15/02+ .......................         4,999,607
                Textron Financial Corp.:
   1,800,000       2.6612%, 3/18/02 .........................         1,799,428
   3,200,000       2.5056%, 5/28/02 ss. .....................         3,203,224
--------------------------------------------------------------------------------
Total Floating Rate Notes (cost $17,007,117) ................        17,007,117
--------------------------------------------------------------------------------
Put Bonds - 2.8%
   2,805,000    Arapahoe Water and Sanitation District
                   Arapahoe County, Colorado
                   2.076%, 12/01/13 (cost $2,805,000) .......         2,805,000
--------------------------------------------------------------------------------
Repurchase Agreements - 18.9%
   6,000,000    ABN AMRO Bank N.V., 1.83%
                   dated 12/31/01, maturing 1/2/02
                   to be repurchased at $6,000,610
                   collateralized by $7,837,441
                   in U.S. Government Agencies,
                   2.88%-7.00%, 5/25/07-10/20/31
                   with a value of $6,120,005 ...............         6,000,000
  13,000,000    Deutsche Banc Alex. Brown, Inc., 1.925%
                   dated 12/31/01, maturing 1/2/02
                   to be repurchased at $13,001,390
                   collateralized by $12,797,116
                   in U.S. Treasury Notes/Bonds
                   0%-14.00%, 1/31/02-5/15/30
                   $5,836,460 in U.S. Government Agencies
                   0%-7.25%, 11/25/02-2/15/23, with
                   respective values of $6,932,374
                   and $6,327,626 ...........................        13,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $19,000,000) ..............        19,000,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 10.0%
   2,000,000    Bank One Corp.
                   8.10%, 3/1/02 ............................         2,010,815
                Dorada Finance, Inc.:
   2,000,000       2.75%, 10/21/02+ .........................         2,000,000
   3,000,000       2.75%, 10/25/02+ .........................         3,000,000
   3,000,000    Ford Motor Credit Corp.
                   8.00%, 6/15/02 ...........................         3,053,596
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (cost $10,064,411) .........        10,064,411
--------------------------------------------------------------------------------
Taxable Variable Rate Demand Notes - 39.2%
   3,800,000    Advocare of South Carolina, Inc.
                   2.13%, 6/1/17 ............................         3,800,000
     400,000    Anaheim California Housing Authority
                   Multifamily Housing Revenue
                   (Cobblestone), 2.15%, 3/15/33 ............           400,000

Taxable Variable Rate Demand Notes - (continued)
$  1,695,000    Arapahoe County, Colorado, Industrial
                   Development Revenue, (Cottrell)
                   Series B, 2.16%, 10/1/19 .................    $    1,695,000
     300,000    Asset Partners, Inc.
                   2.08%, 11/1/27 ...........................           300,000
   2,890,000    Breckenridge Terrace L.L.C.
                   1.9756%, 5/1/39 ..........................         2,890,000
     700,000    Bridgeton, Missouri Industrial
                   Development Authority Industrial
                     Revenue, (Gold Dust Project), Series B
                   2.46%, 3/1/21 ............................           700,000
   1,000,000    California Infrastructure and Economic
                   Development, (International Raisins
                   Project), Series B, 2.13%, 11/1/20 .......         1,000,000
                Colorado Housing and Finance Authority
                   Economic Development Revenue:
     355,000       (De La Cruz Project), Series B
                   2.16%, 10/1/05 ...........................           355,000
     380,000       (Pemracs, Ltd.), Series B
                   2.08%, 4/1/21 ............................           380,000
     800,000       (White Wave, Inc. Project), Series B
                   2.16%, 10/1/18 ...........................           800,000
   3,250,000    Colorado Housing Facilities Revenue
                   (Tenderfoot Seasonal Housing L.L.C.)
                   Series A, 1.9756%, 7/1/35 ................         3,250,000
   1,000,000    Fox Valley Ice Arena L.L.C.
                   2.11%, 7/1/27 ............................         1,000,000
     475,000    Kentucky Economic Development
                   Financing Authority Hospital Facilities
                   Revenue, (Highlands Regional Project)
                   Series B, 2.15%, 8/1/03 ..................           475,000
   1,810,000    Medical Properties, Inc., North Dakota
                   (Dakota Clinic Project), 2.39%, 12/22/24 .         1,810,000
   3,200,000    Mississippi Business Financial Corp.
                   Industrial Development Revenue
                   (Royal Vendors, Inc. Project)
                   2.13%, 6/1/24 ............................         3,200,000
   5,265,000    Montgomery, Alabama Industrial
                   Development Board of Revenue
                   (Jenkins Brick Co.), Series A
                   2.01%, 9/1/14 ............................         5,265,000
   1,400,000    New York City, New York Industrial
                   Development Agency, (G.A.F. Seeling, Inc.
                   Project), 2.02%, 7/1/03 ..................         1,400,000
   1,750,000    Post Properties, Ltd., Series 2000
                   2.03%, 7/01/20 ...........................         1,750,000
   6,300,000    Stone-Lee Partners L.L.C.
                   2.13%, 6/1/21 ............................         6,300,000
   2,500,000    Washington, Missouri Industrial
                   Development Authority Industrial
                   Revenue, (Pauwels Project)
                   2.26%, 12/1/19 ...........................         2,500,000
--------------------------------------------------------------------------------
Total Taxable Variable Rate Demand Notes (cost $39,270,000) .        39,270,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 4.0%
                Fannie Mae:
   2,000,000       2.39%, 1/10/02 ...........................         1,998,805
   2,000,000       4.655%, 2/22/02 ..........................         1,986,552
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $3,985,357) ............         3,985,357
--------------------------------------------------------------------------------
Total Investments (total cost $100,126,254) - 99.9% .........       100,126,254
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.1%           115,468
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $  100,241,722
--------------------------------------------------------------------------------




SEE NOTES TO SCHEDULES OF INVESTMENTS.

                                       JANUS ASPEN SERIES / DECEMBER 31, 2001 55

STATEMENTS OF ASSETS AND LIABILITIES


                                                          Janus Aspen     Janus Aspen   Janus Aspen
As of December 31, 2001                   Janus Aspen      Aggressive       Capital        Core       Janus Aspen
(all numbers in thousands except             Growth          Growth      Appreciation     Equity       Balanced
net asset value per share)                 Portfolio       Portfolio       Portfolio   Portfolio(1)    Portfolio
-------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                     $  2,678,654    $  2,393,667    $1,341,568    $   12,889    $  3,575,639

  Investments at value:                   $  2,730,108    $  2,316,264    $1,269,826    $   13,486    $  3,614,826
    Cash                                         2,034           1,424         6,060            64           3,457
    Receivables:
      Investments sold                           6,542          12,357            --            21           3,674
      Portfolio shares sold                      2,644           3,641         5,053            34           3,741
      Dividends                                  1,047             284           297            13           1,590
      Interest                                       3               6             5             4          20,143
    Other assets                                    10               6             2            --               9
  Forward currency contracts                        16              --            --            --              --
-------------------------------------------------------------------------------------------------------------------
Total Assets                                 2,742,404       2,333,982     1,281,243        13,622       3,647,440
-------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Due to Advisor                                  --              --            --            --              --
    Investments purchased                          239          37,531            --            --          25,376
    Portfolio shares repurchased                12,618          20,743         5,778            --           2,018
    Advisory fees                                1,487           1,242           694             8           1,976
    Variation Margin                                --              --            --            --              --
  Accrued expenses                                  94              77           124             9              68
  Forward currency contracts                        --              --            --            --              --
-------------------------------------------------------------------------------------------------------------------
Total Liabilities                               14,438          59,593         6,596            17          29,438
-------------------------------------------------------------------------------------------------------------------
Net Assets                                $  2,727,966    $  2,274,389    $1,274,647    $   13,605    $  3,618,002
-------------------------------------------------------------------------------------------------------------------
Net Assets - Institutional Shares         $  2,490,954    $  2,104,733    $  776,553    $   12,634    $  3,425,664
  Shares Outstanding, $0.001 Par Value
     (unlimited shares authorized)             125,267          95,770        37,477           777         151,769
-------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share               $      19.89    $      21.98    $    20.72    $    16.26    $      22.57
-------------------------------------------------------------------------------------------------------------------
Net Assets - Service Shares               $    237,012    $    169,656    $  498,094    $      971    $    192,338
  Shares Outstanding, $0.001 Par Value
     (unlimited shares authorized)              11,993           7,809        24,217            60           8,252
-------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share               $      19.76    $      21.73    $    20.57    $    16.15    $      22.31
-------------------------------------------------------------------------------------------------------------------

(1) Formerly, Janus Aspen Equity Income Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

56  JANUS ASPEN SERIES / DECEMBER 31, 2001


                                         Janus Aspen     Janus Aspen   Janus Aspen    Janus Aspen     Janus Aspen
As of December 31, 2001                   Growth and      Strategic   International    Worldwide         Global
(all numbers in thousands except            Income          Value        Growth          Growth      Life Sciences
net asset value per share)                 Portfolio      Portfolio     Portfolio      Portfolio       Portfolio
-------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                     $    180,673    $   19,878    $1,459,990    $  5,589,666    $     45,961

  Investments at value:                   $    178,818    $   20,491    $1,447,482    $  5,887,229    $     50,002
    Cash                                            45            92         6,355           1,420             118
    Receivables:
      Investments sold                              46            --         1,079          16,032             112
      Portfolio shares sold                        171           108         1,127           5,494              18
      Dividends                                    119             7         1,327           5,801              31
      Interest                                     188             9             6               8              --
    Other assets                                     1            --            10              34              --
  Forward currency contracts                        --            --         6,764          22,793              --
-------------------------------------------------------------------------------------------------------------------
Total Assets                                   179,388        20,707     1,464,150       5,938,811          50,281
-------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Due to Advisor                                  --            --            --              --              --
    Investments purchased                        1,205            --           447          18,045              53
    Portfolio shares repurchased                   234            15        50,977          38,164              46
    Advisory fees                                   97            15           777           3,208              27
    Variation Margin                                --            --            --              --              --
  Accrued expenses                                  39            12           163             274              21
  Forward currency contracts                        --            --            --              --               1
-------------------------------------------------------------------------------------------------------------------
Total Liabilities                                1,575            42        52,364          59,691             148
-------------------------------------------------------------------------------------------------------------------
Net Assets                                $    177,813    $   20,665    $1,411,786    $  5,879,120    $     50,133
-------------------------------------------------------------------------------------------------------------------
Net Assets - Institutional Shares         $     92,659    $    5,060    $  869,983    $  5,707,728    $      5,972
  Shares Outstanding, $0.001 Par Value
     (unlimited shares authorized)               6,230           554        37,064         199,974             769
-------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share               $      14.87    $     9.13    $    23.47    $      28.54    $       7.77
-------------------------------------------------------------------------------------------------------------------
Net Assets - Service Shares               $     85,154    $   15,605    $  541,803    $    171,392    $     44,161
  Shares Outstanding, $0.001 Par Value
     (unlimited shares authorized)               5,726         1,699        23,256           6,040           5,694
-------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share               $      14.87    $     9.18    $    23.30    $      28.38    $       7.75
-------------------------------------------------------------------------------------------------------------------




                                          Janus Aspen   Janus Aspen    Janus Aspen     Janus Aspen
As of December 31, 2001                     Global        Global        Flexible          Money
(all numbers in thousands except          Technology       Value          Income          Market
net asset value per share)                 Portfolio     Portfolio      Portfolio       Portfolio
----------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                      $  350,928    $    1,948    $    383,449    $    100,126

  Investments at value:                    $  292,204    $    2,020    $    383,890    $    100,126
    Cash                                        5,065            95             831              23
    Receivables:
      Investments sold                            752            --              --              --
      Portfolio shares sold                       586             1           1,298             346
      Dividends                                    45             1              --              --
      Interest                                     41            --           5,845             322
    Other assets                                    1            --               1               7
  Forward currency contracts                      390            10              --              --
----------------------------------------------------------------------------------------------------
Total Assets                                  299,084         2,127         391,865         100,824
----------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Due to Advisor                                 --             7              --              --
    Investments purchased                          25            --           1,329              --
    Portfolio shares repurchased                6,064            --             623             557
    Advisory fees                                 164             1             206              21
    Variation Margin                               --            --              40              --
  Accrued expenses                                 85            11              22               4
  Forward currency contracts                       --            --              --              --
----------------------------------------------------------------------------------------------------
Total Liabilities                               6,338            19           2,220             582
----------------------------------------------------------------------------------------------------
Net Assets                                 $  292,746    $    2,108    $    389,645    $    100,242
----------------------------------------------------------------------------------------------------
Net Assets - Institutional Shares          $    5,643           N/A    $    387,509    $    100,231
  Shares Outstanding, $0.001 Par Value
     (unlimited shares authorized)              1,447           N/A          33,242         100,231
----------------------------------------------------------------------------------------------------
  Net Asset Value Per Share                $     3.90           N/A    $      11.66    $       1.00
----------------------------------------------------------------------------------------------------
Net Assets - Service Shares                $  287,103    $    2,108    $      2,136    $         11
  Shares Outstanding, $0.001 Par Value
     (unlimited shares authorized)             70,434           201             178              11
----------------------------------------------------------------------------------------------------
  Net Asset Value Per Share                $     4.08    $    10.49    $      11.98    $       1.00
----------------------------------------------------------------------------------------------------



                                       JANUS ASPEN SERIES / DECEMBER 31, 2001 57

STATEMENTS OF OPERATIONS


                                                                        Janus Aspen    Janus Aspen    Janus Aspen
For the fiscal year or period                            Janus Aspen     Aggressive      Capital         Core        Janus Aspen
ended December 31, 2001                                    Growth          Growth      Appreciation     Equity         Balanced
(all numbers in thousands)                                Portfolio      Portfolio      Portfolio     Portfolio(1)    Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                               $      6,473   $      8,694   $     11,540   $         81   $    101,183
  Dividends                                                    16,327          3,030         10,657            175         21,948
  Foreign tax withheld                                          (270)             --          (152)            (1)          (119)
----------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                        22,530         11,724         22,045            255        123,012
----------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                19,965         17,258          8,902             95         22,559
  Transfer agent expenses                                           6              4              5              3             --
  Registration fees                                                90            223             22              4             48
  System fees                                                      15             18             17             14             25
  Custodian fees                                                  209            146             73             31            204
  Insurance expense                                                 7             11              7             --             42
  Audit fees                                                       17             20              6             12              9
  Distribution fees - Service Shares                              400            367          1,285              2            272
  Other expenses                                                   31             24             15              5             22
----------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                 20,740         18,071         10,332            166         23,181
----------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                          (56)           (52)           (25)            (1)           (79)
----------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                   20,684         18,019         10,307            165         23,102
----------------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                       --             --             --             --             --
----------------------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                               20,684         18,019         10,307            165         23,102
----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                    1,846        (6,295)         11,738             90         99,910
----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss)
 on Investments:
  Net realized gain/(loss) from securities transactions     (869,692)    (1,447,067)      (306,784)        (1,602)      (171,896)
  Net realized gain/(loss)
     from foreign currency translations                         5,208             --             --             --        (1,472)
  Net realized gain/(loss) from futures contracts                  --             --             --             --             --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations         (57,057)       (12,668)       (68,416)          (495)       (94,659)
----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on
  Investments and foreign currency translations             (921,541)    (1,459,735)      (375,200)        (2,097)      (268,027)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                              $  (919,695)   $(1,466,030)   $  (363,462)   $    (2,007)   $  (168,117)
----------------------------------------------------------------------------------------------------------------------------------




(1) Formerly, Janus Aspen Equity Income Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

58 JANUS ASPEN SERIES / DECEMBER 31, 2001


                                                         Janus Aspen    Janus Aspen    Janus Aspen    Janus Aspen   Janus Aspen
For the fiscal year or period                            Growth and      Strategic    International    Worldwide       Global
ended December 31, 2001                                    Income          Value         Growth         Growth     Life Sciences
(all numbers in thousands)                                Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                               $      1,857   $        123   $      9,449   $     32,807   $        127
  Dividends                                                     1,514            106         16,699         68,230            160
  Foreign tax withheld                                           (14)            (2)        (1,554)        (5,501)            (4)
----------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                         3,357            227         24,594         95,536            283
----------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                 1,163             88          9,648         42,292            291
  Transfer agent expenses                                           3              3              5             --              3
  Registration fees                                                 1             38             66            306              3
  System fees                                                      13             12             18             23             13
  Custodian fees                                                   47             27            847          2,125             40
  Insurance expense                                                 2             --              3              2             --
  Audit fees                                                       15             10             13             24              9
  Distribution fees - Service Shares                              184             20          1,305            298             95
  Other expenses                                                    5              4             10             36              6
----------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                  1,433            202         11,915         45,106            460
----------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                           (2)            (1)           (27)           (79)            (1)
----------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                    1,431            201         11,888         45,027            459
----------------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                       --           (12)             --             --             --
----------------------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                1,431            189         11,888         45,027            459
----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                    1,926             38         12,706         50,509          (176)
----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions      (28,734)        (1,887)      (393,702)    (1,329,490)        (9,998)
  Net realized gain/(loss) from
     foreign currency translations                                (1)            (1)         20,513         78,544              4
  Net realized gain/(loss) from futures contracts                  --             --             --             --             --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations            (312)            545       (34,409)      (566,073)            379
----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on
  Investments and foreign currency translations              (29,047)        (1,343)      (407,598)    (1,817,019)        (9,615)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                              $   (27,121)   $    (1,305)   $  (394,892)   $(1,766,510)   $    (9,791)
----------------------------------------------------------------------------------------------------------------------------------



                                                         Janus Aspen    Janus Aspen    Janus Aspen    Janus Aspen
For the fiscal year or period                               Global         Global       Flexible         Money
ended December 31, 2001                                   Technology       Value         Income          Market
(all numbers in thousands)                                Portfolio     Portfolio(2)    Portfolio      Portfolio
-------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                               $      3,085   $         12   $     20,703   $      4,249
  Dividends                                                     1,299             10            137             --
  Foreign tax withheld                                           (89)            (1)             --             --
-------------------------------------------------------------------------------------------------------------------
Total Investment Income                                         4,295             21         20,840          4,249
-------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                 2,057              8          2,042            241
  Transfer agent expenses                                           3              1              3              3
  Registration fees                                                 9              2             15             53
  System fees                                                      15              8             13             13
  Custodian fees                                                  100             12             48              4
  Insurance expense                                                 2             --             --             --
  Audit fees                                                       14             10             11             11
  Distribution fees - Service Shares                              768              3              4             --
  Other expenses                                                    6              3              8              6
-------------------------------------------------------------------------------------------------------------------
Total Expenses                                                  2,974             47          2,144            331
-------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                          (14)             --           (10)             --
-------------------------------------------------------------------------------------------------------------------
Net Expenses                                                    2,960             47          2,134            331
-------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                       --           (27)             --             --
-------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                2,960             20          2,134            331
-------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                    1,335              1         18,706          3,918
-------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions     (258,136)             17          3,917              3
  Net realized gain/(loss) from
    foreign currency translations                               2,930             --           (33)             --
  Net realized gain/(loss) from futures contracts                  --             --            957             --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations           92,879             82        (1,575)             --
-------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments
  and foreign currency translations                         (162,327)             99          3,266              3
-------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                              $  (160,992)   $        100   $     21,972   $      3,921
-------------------------------------------------------------------------------------------------------------------



(2) Period May 1, 2001 (inception) to December 31, 2001.

SEE NOTES TO FINANCIAL STATEMENTS.

                                       JANUS ASPEN SERIES / DECEMBER 31, 2001 59

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           Janus Aspen                     Janus Aspen
                                                                              Growth                    Aggressive Growth
For the fiscal year or period ended December 31                             Portfolio                       Portfolio
(all numbers in thousands)                                             2001            2000            2001            2000
-------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $      1,846    $      6,890    $    (6,295)    $   (19,861)
  Net realized gain/(loss) from investment transactions
    and foreign currency translations                                 (864,484)         109,117     (1,447,067)       (360,356)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                   (57,057)       (795,678)        (12,668)     (1,460,660)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                                     (919,695)       (679,671)     (1,466,030)     (1,840,877)
-------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                (1,848)         (7,413)              --              --
  Net realized gain from investment transactions*                       (6,012)       (317,739)              --       (394,180)
  Tax Return of Capital*                                                   (80)              --              --       (151,092)
-------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                           (7,940)       (325,152)              --       (545,272)
-------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                477,755       1,526,722         648,763       2,673,828
    Retirement Shares                                                        --         153,079              --         314,482
    Service Shares                                                      192,816         125,070         212,264         177,923
  Reinvested dividends and distributions
    Institutional Shares                                                  7,645         309,764              --         512,417
    Retirement Shares                                                        --          14,214              --          29,624
    Service Shares                                                          295           1,174              --           3,231
  Shares repurchased
    Institutional Shares                                              (634,488)       (312,403)       (634,877)       (793,084)
    Retirement Shares                                                        --        (19,033)              --        (38,550)
    Service Shares                                                     (22,885)         (4,460)        (97,634)        (10,882)
  Shares transferred - Retirement Shares(4)                                 N/A       (156,824)             N/A       (238,484)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                  21,138       1,637,303         128,516       2,630,505
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (906,497)         632,480     (1,337,514)         244,356
Net Assets:
  Beginning of period                                                 3,634,463       3,001,983       3,611,903       3,367,547
-------------------------------------------------------------------------------------------------------------------------------
  End of period                                                    $  2,727,966    $  3,634,463    $  2,274,389    $  3,611,903
-------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                         $  3,599,918    $  3,578,860    $  4,169,844    $  4,047,623
  Undistributed net investment income/(loss)*                               (1)              --              --              --
  Undistributed net realized gain/(loss) from investments*            (923,415)        (52,918)     (1,818,052)       (370,985)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                    51,464         108,521        (77,403)        (64,735)
-------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                   $  2,727,966    $  3,634,463    $  2,274,389    $  3,611,903
-------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                            21,018          45,926          24,285          45,557
  Reinvested dividends and distributions                                    332           9,910              --           9,599
-------------------------------------------------------------------------------------------------------------------------------
Total                                                                    21,350          55,836          24,285          55,156
-------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                   (29,402)         (9,974)        (24,548)        (14,731)
Net Increase/(Decrease) in Portfolio Shares                             (8,052)          45,862           (263)          40,425
Shares Outstanding, Beginning of Period                                 133,319          87,457          96,033          55,608
-------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       125,267         133,319          95,770          96,033
-------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(3)
  Shares sold                                                               N/A       4,483,356             N/A       5,216,842
  Reinvested dividends and distributions                                    N/A         455,506             N/A         566,408
-------------------------------------------------------------------------------------------------------------------------------
Total                                                                       N/A       4,938,862             N/A       5,783,250
-------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                        N/A       (560,239)             N/A       (640,402)
  Shares Transferred(4)                                                     N/A     (6,143,154)             N/A     (5,956,431)
Net Increase/(Decrease) in Portfolio Shares                                 N/A     (1,764,531)             N/A       (813,583)
Shares Outstanding Beginning of Period                                      N/A       1,764,531             N/A         813,583
-------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                                            N/A              --             N/A              --
-------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(3)
  Shares sold                                                         9,086,376       4,084,302       8,375,264       3,691,277
  Reinvested dividends and distributions                                 12,711          37,963              --          61,521
-------------------------------------------------------------------------------------------------------------------------------
Total                                                                 9,099,087            4,12       8,375,264       3,752,798
-------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                (1,076,388)       (152,075)     (4,072,756)       (246,622)
Net Increase/(Decrease) in Portfolio Shares                           8,022,699       3,970,190       4,302,508       3,506,176
Shares Outstanding, Beginning of Period                               3,970,190              --       3,506,176              --
-------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                    11,992,889       3,970,190       7,808,684       3,506,176
-------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities: (excluding
  short-term securities)
  Purchases of securities                                          $  1,557,267    $  3,172,066    $  2,579,311    $  5,700,982
  Proceeds from sales of securities                                   1,395,245       1,649,395       2,453,335       3,542,378
  Purchases of long-term U.S. government obligations                         --              --              --              --
  Proceeds from sales of long-term U.S.
    government obligations                                                   --              --              --              --

*SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS.

(3) Transactions in Portfolio Shares - Retirement and Service Shares numbers are not in thousands.
(4) A reorganization of the Retirement Shares of the Trust occurred at the close of business on July 31, 2000. All Capital and Shares were transferred to the corresponding fund of the newly formed Janus Adviser Series.

See Note 1 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

60 JANUS ASPEN SERIES / DECEMBER 31, 2001



                                                                           Janus Aspen                     Janus Aspen
                                                                       Capital Appreciation                Core Equity
For the fiscal year or period ended December 31                             Portfolio                      Portfolio(1)
(all numbers in thousands)                                             2001            2000            2001            2000
-------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $     11,738    $     20,402    $         90    $         60
  Net realized gain/(loss) from investment transactions
    and foreign currency translations                                 (306,784)       (170,331)         (1,602)           2,545
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                   (68,416)       (193,493)           (495)         (4,166)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       (363,462)       (343,422)         (2,007)         (1,561)
-------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                               (15,054)        (16,551)            (97)            (53)
  Net realized gain from investment transactions*                            --           (586)           (504)         (4,560)
  Tax Return of Capital*                                                     --              --              --              --
-------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (15,054)        (17,137)           (601)         (4,613)
-------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                199,630         704,138           1,725           3,979
    Retirement Shares                                                        --         108,656              --           1,097
    Service Shares                                                      335,804         730,222             941             325
  Reinvested dividends and distributions
    Institutional Shares                                                 10,470          13,032             578           4,254
    Retirement Shares                                                        --             427              --             346
    Service Shares                                                        4,529           3,677              23              13
  Shares repurchased
    Institutional Shares                                              (204,933)        (99,620)         (2,863)         (5,906)
    Retirement Shares                                                        --         (6,785)             --            (169)
    Service Shares                                                    (230,798)        (95,235)           (209)             (1)
  Shares transferred - Retirement Shares(4)                                 N/A       (109,632)            N/A          (1,185)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 114,702       1,248,880             195           2,753
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (263,814)         888,321         (2,413)         (3,421)
Net Assets:
  Beginning of period                                                 1,538,461         650,140          16,018          19,439
-------------------------------------------------------------------------------------------------------------------------------
  End of period                                                    $  1,274,647    $  1,538,461    $     13,605    $     16,018
-------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                         $  1,823,486    $  1,708,784    $     14,840    $     14,645
  Undistributed net investment income/(loss)*                               891           4,207               6              12
  Undistributed net realized gain/(loss) from investments*            (477,989)       (171,205)         (1,838)             269
  Unrealized appreciation/(depreciation) of investments and
    foreign currency translations                                      (71,741)         (3,325)             597           1,092
-------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                   $  1,274,647    $  1,538,461    $     13,605    $     16,018
-------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                             8,561          21,576              97             158
  Reinvested dividends and distributions                                    475             444              33             197
-------------------------------------------------------------------------------------------------------------------------------
Total                                                                     9,036          22,020             130             355
-------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                    (9,284)         (3,189)           (172)           (231)
Net Increase/(Decrease) in Portfolio Shares                               (248)          18,831            (42)             124
Shares Outstanding, Beginning of Period                                  37,725          18,894             819             695
-------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                        37,477          37,725             777             819
-------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(3)
  Shares sold                                                               N/A       3,261,564             N/A          41,644
  Reinvested dividends and distributions                                    N/A          13,809             N/A          16,227
-------------------------------------------------------------------------------------------------------------------------------
Total                                                                       N/A       3,275,373             N/A          57,871
-------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                        N/A       (207,295)             N/A         (6,487)
  Shares Transferred(4)                                                     N/A     (3,781,123)             N/A        (68,523)
Net Increase/(Decrease) in Portfolio Shares                                 N/A       (713,045)             N/A        (17,139)
Shares Outstanding Beginning of Period                                      N/A         713,045             N/A          17,139
-------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                                            N/A              --             N/A              --
-------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(3)
  Shares sold                                                        14,634,510      22,946,051          55,115          15,491
  Reinvested dividends and distributions                                204,508         130,292           1,358             638
-------------------------------------------------------------------------------------------------------------------------------
Total                                                                14,839,018      23,076,343          56,473          16,129
-------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                               (10,512,406)     (3,185,919)        (12,431)            (49)
Net Increase/(Decrease) in Portfolio Shares                           4,326,612      19,890,424          44,042          16,080
Shares Outstanding, Beginning of Period                              19,890,424              --          16,080              --
-------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                    24,217,036      19,890,424          60,122          16,080
-------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities: (excluding
  short-term securities)
  Purchases of securities                                          $  1,239,236    $  1,168,304    $     15,571    $     15,229
  Proceeds from sales of securities                                     737,427         359,775          14,391          17,346
  Purchases of long-term U.S. government obligations                         --              --             569              --
  Proceeds from sales of long-term U.S. government obligations               --              --             455              --




                                                                           Janus Aspen                     Janus Aspen
                                                                             Balanced                   Growth and Income
For the fiscal year or period ended December 31                             Portfolio                       Portfolio
(all numbers in thousands)                                             2001            2000            2001            2000
-------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $     99,910    $     97,282    $      1,926    $      1,504
  Net realized gain/(loss) from investment transactions and
   foreign currency translations                                      (173,368)          57,873        (28,735)         (4,264)
  Change in unrealized net appreciation/(depreciation) of
    investments and foreign currency translations                      (94,659)       (246,109)           (312)        (25,126)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       (168,117)        (90,954)        (27,121)        (27,886)
-------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                               (92,483)        (86,344)         (2,121)         (1,255)
  Net realized gain from investment transactions*                            --       (273,384)              --         (2,330)
  Tax Return of Capital*                                                     --         (2,274)              --              --
-------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (92,483)       (362,002)         (2,121)         (3,585)
-------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                492,436       1,067,111           6,926          74,754
    Retirement Shares                                                        --         110,773              --          15,655
    Service Shares                                                      160,527          49,977          56,233          59,784
  Reinvested dividends and distributions
    Institutional Shares                                                 89,993         348,553           1,432           3,199
    Retirement Shares                                                        --          12,399              --             237
    Service Shares                                                        2,490           1,050             689             148
  Shares repurchased
    Institutional Shares                                              (253,880)        (88,638)        (21,655)        (14,889)
    Retirement Shares                                                        --        (22,210)              --         (1,929)
    Service Shares                                                     (13,979)           (483)        (14,594)         (1,032)
  Shares transferred - Retirement Shares(4)                                 N/A       (131,238)             N/A        (17,894)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 477,587       1,347,294          29,031         118,033
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   216,987         894,338           (211)          86,352
Net Assets:
  Beginning of period                                                 3,401,015       2,506,677         178,024          91,462
-------------------------------------------------------------------------------------------------------------------------------
  End of period                                                    $  3,618,002    $  3,401,015    $    177,813    $    178,024
-------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                         $  3,765,933    $  3,288,346    $    212,637    $    183,607
  Undistributed net investment income/(loss)*                             5,542           (682)              84             279
  Undistributed net realized gain/(loss) from investments*            (192,660)        (20,495)        (33,052)         (4,318)
  Unrealized appreciation/(depreciation) of investments and
    foreign currency translations                                        39,187         133,846         (1,856)         (1,544)
-------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                   $  3,618,002    $  3,401,015    $    177,813    $    178,024
-------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                            21,063          39,707             438           3,626
  Reinvested dividends and distributions                                  3,937          13,688              92             167
-------------------------------------------------------------------------------------------------------------------------------
Total                                                                    25,000          53,395             530           3,793
-------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                   (11,132)         (3,374)         (1,411)           (749)
Net Increase/(Decrease) in Portfolio Shares                              13,868          50,021           (881)           3,044
Shares Outstanding, Beginning of Period                                 137,901          87,880           7,111           4,067
-------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       151,769         137,901           6,230           7,111
-------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(3)
  Shares sold                                                               N/A       3,982,927             N/A         670,648
  Reinvested dividends and distributions                                    N/A         482,655             N/A          12,309
-------------------------------------------------------------------------------------------------------------------------------
Total                                                                       N/A       4,465,582             N/A         682,957
-------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                        N/A       (800,179)             N/A        (92,538)
  Shares Transferred(4)                                                     N/A     (5,577,102)             N/A       (928,105)
Net Increase/(Decrease) in Portfolio Shares                                 N/A     (1,911,699)             N/A       (337,686)
Shares Outstanding Beginning of Period                                      N/A       1,911,699             N/A         337,686
-------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                                            N/A              --             N/A              --
-------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(3)
  Shares sold                                                         6,795,702       1,928,848       3,516,345       3,170,558
  Reinvested dividends and distributions                                106,048          40,850          44,389           8,192
-------------------------------------------------------------------------------------------------------------------------------
Total                                                                 6,901,750       1,969,698       3,560,734       3,178,750
-------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                  (600,570)        (18,454)       (958,747)        (54,597)
Net Increase/(Decrease) in Portfolio Shares                           6,301,180       1,951,244       2,601,987       3,124,153
Shares Outstanding, Beginning of Period                               1,951,244              --       3,124,153              --
-------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     8,252,424       1,951,244       5,726,140       3,124,153
-------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities: (excluding
  short-term securities)
  Purchases of securities                                          $  2,808,283    $  2,101,369    $    115,281    $    156,034
  Proceeds from sales of securities                                   2,117,439       1,801,062          77,413          43,629
  Purchases of long-term U.S. government obligations                  1,209,543         553,009           5,900           5,674
  Proceeds from sales of long-term U.S. government obligations        1,353,291         188,675           4,006              --



                                                                           Janus Aspen
                                                                         Strategic Value
For the fiscal year or period ended December 31                             Portfolio
(all numbers in thousands)                                             2001          2000(2)
-----------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $         38    $         23
  Net realized gain/(loss) from investment transactions and
    foreign currency translations                                       (1,888)           (163)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                        545              68
-----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         (1,305)            (72)
-----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                   (46)            (14)
  Net realized gain from investment transactions*                            --              --
  Tax Return of Capital*                                                    (3)              --
-----------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                              (49)            (14)
-----------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                  5,015           5,740
    Retirement Shares                                                        --              --
    Service Shares                                                       17,863           1,688
  Reinvested dividends and distributions
    Institutional Shares                                                     30              14
    Retirement Shares                                                        --              --
    Service Shares                                                           19              --
  Shares repurchased
    Institutional Shares                                                (3,819)         (1,129)
    Retirement Shares                                                        --             N/A
    Service Shares                                                      (3,177)           (139)
  Shares transferred - Retirement Shares(4)                                 N/A             N/A
-----------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                  15,931           6,174
-----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                    14,577           6,088
Net Assets:
  Beginning of period                                                     6,088              --
-----------------------------------------------------------------------------------------------
  End of period                                                    $     20,665    $      6,088
-----------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                         $     22,103    $      6,174
  Undistributed net investment income/(loss)*                                --               9
  Undistributed net realized gain/(loss) from investments*              (2,051)           (163)
  Unrealized appreciation/(depreciation) of investments and
    foreign currency translations                                           613              68
-----------------------------------------------------------------------------------------------
Total Net Assets                                                   $     20,665    $      6,088
-----------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                               501             566
  Reinvested dividends and distributions                                      3               1
-----------------------------------------------------------------------------------------------
Total                                                                       504             567
-----------------------------------------------------------------------------------------------
  Shares Repurchased                                                      (405)           (112)
Net Increase/(Decrease) in Portfolio Shares                                  99             455
Shares Outstanding, Beginning of Period                                     455              --
-----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                           554             455
-----------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(3)
  Shares sold                                                               N/A             N/A
  Reinvested dividends and distributions                                    N/A             N/A
-----------------------------------------------------------------------------------------------
Total                                                                       N/A             N/A
-----------------------------------------------------------------------------------------------
  Shares Repurchased                                                        N/A             N/A
  Shares Transferred(4)                                                     N/A             N/A
Net Increase/(Decrease) in Portfolio Shares                                 N/A             N/A
Shares Outstanding Beginning of Period                                      N/A             N/A
-----------------------------------------------------------------------------------------------
Shares Outstanding End of Period                                            N/A             N/A
-----------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(3)
  Shares sold                                                         1,884,765         167,095
  Reinvested dividends and distributions                                  1,936              --
-----------------------------------------------------------------------------------------------
Total                                                                 1,886,701         167,095
-----------------------------------------------------------------------------------------------
  Shares Repurchased                                                  (340,528)        (13,867)
Net Increase/(Decrease) in Portfolio Shares                           1,546,173         153,228
Shares Outstanding, Beginning of Period                                 153,228              --
-----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     1,699,401         153,228
-----------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                          $     20,081    $      5,885
  Proceeds from sales of securities                                       8,816           1,019
  Purchases of long-term U.S. government obligations                         --              --
  Proceeds from sales of long-term U.S. government obligations               --              --



*SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS.

(1) Formerly, Janus Aspen Equity Income Portfolio.
(2) Period May 1, 2000 (inception) to December 31, 2000.
(3) Transactions in Portfolio Shares - Retirement and Service Shares numbers are not in thousands.
(4) A reorganization of the Retirement Shares of the Trust occurred at the close of business on July 31, 2000. All Capital and Shares were transferred to the corresponding fund of the newly formed Janus Adviser Series. See Note 1 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

                                       JANUS ASPEN SERIES / DECEMBER 31, 2001 61


                                                                           Janus Aspen                     Janus Aspen
                                                                       International Growth              Worldwide Growth
For the fiscal year or period ended December 31                             Portfolio                       Portfolio
(all numbers in thousands)                                             2001            2000            2001            2000
-------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $     12,706    $     28,280    $     50,509    $     43,042
  Net realized gain/(loss) from investment transactions and
    foreign currency translations                                     (373,189)        (37,614)     (1,250,946)         397,593
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                   (34,409)       (360,777)       (566,073)     (2,071,034)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       (394,892)       (370,111)     (1,766,510)     (1,630,399)
-------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                               (12,432)        (26,360)        (30,871)        (36,497)
  Net realized gain from investment transactions*                            --        (39,214)              --       (676,385)
  Tax Return of Capital*                                                (1,196)        (14,933)              --        (26,807)
-------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (13,628)        (80,507)        (30,871)       (739,689)
-------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                              1,334,758       1,816,630       1,868,238       4,145,802
    Retirement Shares                                                        --          41,309              --         329,517
    Service Shares                                                    2,075,701       1,113,808         557,231         112,404
  Reinvested dividends and distributions
    Institutional Shares                                                  9,883          62,975          30,505         706,606
    Retirement Shares                                                        --           2,046              --          31,514
    Service Shares                                                        3,745          15,485             365           1,569
  Shares repurchased
    Institutional Shares                                            (1,356,535)     (1,209,895)     (2,122,925)     (1,432,236)
    Retirement Shares                                                        --         (8,874)              --        (82,053)
    Service Shares                                                  (1,903,124)       (513,233)       (432,833)        (31,149)
  Shares transferred - Retirement Shares(3)                                 N/A        (41,133)             N/A       (307,138)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 164,428       1,279,118        (99,419)       3,474,836
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (244,092)         828,500     (1,896,800)       1,104,748
Net Assets:
  Beginning of period                                                 1,655,878         827,378       7,775,920       6,671,172
-------------------------------------------------------------------------------------------------------------------------------
  End of period                                                    $  1,411,786    $  1,655,878    $  5,879,120    $  7,775,920
-------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                         $  1,873,647    $  1,710,415    $  6,956,675    $  7,056,094
  Undistributed net investment income/(loss)*                              (64)             (8)           3,403        (15,370)
  Undistributed net realized gain/(loss) from investments*            (456,059)        (83,200)     (1,401,289)       (151,208)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                   (5,738)          28,671         320,331         886,404
-------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                   $  1,411,786    $  1,655,878    $  5,879,120    $  7,775,920
-------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                            52,830          47,151          59,161          88,021
  Reinvested dividends and distributions                                    399           1,737           1,020          16,092
-------------------------------------------------------------------------------------------------------------------------------
Total                                                                    53,229          48,888          60,181         104,113
-------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                   (53,661)        (32,347)        (68,537)        (31,832)
Net Increase/(Decrease) in Portfolio Shares                               (432)          16,541         (8,356)          72,281
Shares Outstanding, Beginning of Period                                  37,496          20,955         208,330         136,049
-------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                        37,064          37,496         199,974         208,330
-------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                               N/A       1,025,887             N/A       6,652,190
  Reinvested dividends and distributions                                    N/A          56,175             N/A         719,863
-------------------------------------------------------------------------------------------------------------------------------
Total                                                                       N/A       1,082,062             N/A       7,372,053
-------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                        N/A       (220,009)             N/A     (1,662,497)
  Shares Transferred(3)                                                     N/A     (1,302,596)             N/A     (9,376,215)
Net Increase/(Decrease) in Portfolio Shares                                 N/A       (440,543)             N/A     (3,666,659)
Shares Outstanding Beginning of Period                                      N/A         440,543             N/A       3,666,659
-------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                                            N/A              --             N/A              --
-------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                        85,065,105      30,462,735      18,926,181       2,699,741
  Reinvested dividends and distributions                                150,227         432,775          12,032          36,074
-------------------------------------------------------------------------------------------------------------------------------
Total                                                                85,215,332      30,895,510      18,938,213       2,735,815
-------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                               (78,187,459)    (14,667,488)    (14,849,982)       (784,128)
Net Increase/(Decrease) in Portfolio Shares                           7,027,873      16,228,022       4,088,231       1,951,687
Shares Outstanding, Beginning of Period                              16,228,022              --       1,951,687              --
-------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                    23,255,895      16,228,022       6,039,918       1,951,687
-------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                          $  1,185,481    $  1,843,575    $  5,712,901    $  7,160,440
  Proceeds from sales of securities                                     808,446         795,283       4,697,653       4,766,416
  Purchases of long-term U.S. government obligations                         --              --              --              --
  Proceeds from sales of long-term U.S. government obligations               --              --              --              --


*SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS.

(2) Transactions in Portfolio Shares - Retirement and Service Shares numbers are not in thousands.
(3) A reorganization of the Retirement Shares of the Trust occurred at the close of business on July 31, 2000. All Capital and Shares were transferred to the corresponding fund of the newly formed Janus Adviser Series. See Note 1 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

62 JANUS ASPEN SERIES / DECEMBER 31, 2001


                                                                           Janus Aspen                     Janus Aspen
                                                                       Global Life Sciences             Global Technology
For the fiscal year or period ended December 31                             Portfolio                       Portfolio
(all numbers in thousands)                                             2001           2000(1)          2001           2000(1)
-------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $      (176)    $         26    $      1,335    $      3,787
  Net realized gain/(loss) from investment transactions
    and foreign currency translations                                   (9,994)         (1,278)       (255,206)        (55,384)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                        379           3,661          92,879       (151,214)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         (9,791)           2,409       (160,992)       (202,811)
-------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                    (3)            (22)         (2,265)         (2,861)
  Net realized gain from investment transactions*                            --              --              --              --
  Tax Return of Capital*                                                    (6)              --            (23)              --
-------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                               (9)            (22)         (2,288)         (2,861)
-------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                  3,221          20,738           6,263          84,777
    Retirement Shares                                                        --              --              --              --
    Service Shares                                                       32,095          58,670         339,553         619,734
  Reinvested dividends and distributions
    Institutional Shares                                                      9              22             295             583
    Retirement Shares                                                        --              --              --              --
    Service Shares                                                           --              --           1,993           2,278
  Shares repurchased
    Institutional Shares                                                (6,406)        (10,083)        (34,417)        (24,882)
    Retirement Shares                                                        --             N/A              --             N/A
    Service Shares                                                     (27,975)        (12,745)       (267,155)        (67,324)
  Shares transferred - Retirement Shares(3)                                 N/A             N/A             N/A             N/A
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                     944          56,602          46,532         615,166
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   (8,856)          58,989       (116,748)         409,494
Net Assets:
  Beginning of period                                                    58,989              --         409,494              --
-------------------------------------------------------------------------------------------------------------------------------
  End of period                                                    $     50,133    $     58,989    $    292,746    $    409,494
-------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                         $     57,364    $     56,602    $    661,675    $    615,166
  Undistributed net investment income/(loss)*                                --               3            (45)             901
  Undistributed net realized gain/(loss) from investments*             (11,271)         (1,277)       (310,549)        (55,359)
  Unrealized appreciation/(depreciation) of investments and
    foreign currency translations                                         4,040           3,661        (58,335)       (151,214)
-------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                   $     50,133    $     58,989    $    292,746    $    409,494
-------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                               428           2,379           1,276           8,264
  Reinvested dividends and distributions                                      1               2              66              87
-------------------------------------------------------------------------------------------------------------------------------
Total                                                                       429           2,381           1,342           8,351
-------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                      (840)         (1,201)         (5,277)         (2,969)
Net Increase/(Decrease) in Portfolio Shares                               (411)           1,180         (3,935)           5,382
Shares Outstanding, Beginning of Period                                   1,180              --           5,382              --
-------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                           769           1,180           1,447           5,382
-------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                               N/A             N/A             N/A             N/A
  Reinvested dividends and distributions                                    N/A             N/A             N/A             N/A
-------------------------------------------------------------------------------------------------------------------------------
Total                                                                       N/A             N/A             N/A             N/A
-------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                        N/A             N/A             N/A             N/A
  Shares Transferred(3)                                                     N/A             N/A             N/A             N/A
Net Increase/(Decrease) in Portfolio Shares                                 N/A             N/A             N/A             N/A
Shares Outstanding Beginning of Period                                      N/A             N/A             N/A             N/A
-------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                                            N/A             N/A             N/A             N/A
-------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                         4,176,893       6,575,673      72,489,148      64,808,588
  Reinvested dividends and distributions                                     --              --         421,245         338,970
-------------------------------------------------------------------------------------------------------------------------------
Total                                                                 4,176,893       6,575,673      72,910,393      65,147,558
-------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                (3,639,459)     (1,418,542)    (59,678,381)     (7,945,780)
Net Increase/(Decrease) in Portfolio Shares                             537,434       5,157,131      13,232,012      57,201,778
Shares Outstanding, Beginning of Period                               5,157,131              --      57,201,778              --
-------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     5,694,565       5,157,131      70,433,790      57,201,778
-------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities: (excluding
   short-term securities)
  Purchases of securities                                          $     52,563    $     77,188    $    273,734    $    659,258
  Proceeds from sales of securities                                      46,616          27,888         233,432          90,293
  Purchases of long-term U.S. government obligations                         --              --              --              --
  Proceeds from sales of long-term U.S. government obligations               --              --              --              --



                                                                   Janus Aspen             Janus Aspen
                                                                   Global Value          Flexible Income
For the fiscal year or period ended December 31                     Portfolio               Portfolio
(all numbers in thousands)                                            2001(4)          2001            2000
---------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $          1    $     18,706    $     14,527
  Net realized gain/(loss) from investment transactions
    and foreign currency translations                                        17           4,841         (5,880)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                         82         (1,575)           4,718
---------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                                           100          21,972          13,365
---------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                    (1)        (19,405)        (12,163)
  Net realized gain from investment transactions*                            --              --              --
  Tax Return of Capital*                                                     --              --              --
---------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                               (1)        (19,405)        (12,163)
---------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                     --      188,617(5)          87,737
    Retirement Shares                                                        --              --             324
    Service Shares                                                        2,008           1,869             585
  Reinvested dividends and distributions
    Institutional Shares                                                     --          19,327          12,124
    Retirement Shares                                                        --              --              32
    Service Shares                                                            1              78               7
  Shares repurchased
    Institutional Shares                                                     --        (65,394)        (45,339)
    Retirement Shares                                                        --              --           (368)
    Service Shares                                                           --           (388)            (36)
  Shares transferred - Retirement Shares(3)                                 N/A             N/A           (822)
---------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                   2,009         144,109          54,244
---------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                     2,108         146,676          55,446
Net Assets:
  Beginning of period                                                        --         242,969         187,523
---------------------------------------------------------------------------------------------------------------
  End of period                                                    $      2,108    $    389,645    $    242,969
---------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                         $      2,009    $    391,609    $    247,500
  Undistributed net investment income/(loss)*                                --           1,306           2,037
  Undistributed net realized gain/(loss) from investments*                   17         (3,672)         (8,545)
  Unrealized appreciation/(depreciation) of investments and
    foreign currency translations                                            82             402           1,977
---------------------------------------------------------------------------------------------------------------
Total Net Assets                                                   $      2,108    $    389,645    $    242,969
---------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                                --       15,929(5)           7,707
  Reinvested dividends and distributions                                     --           1,673           1,074
---------------------------------------------------------------------------------------------------------------
Total                                                                        --          17,602           8,781
---------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                         --         (5,519)         (3,979)
Net Increase/(Decrease) in Portfolio Shares                                  --          12,083           4,802
Shares Outstanding, Beginning of Period                                      --          21,159          16,357
---------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                            --          33,242          21,159
---------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                               N/A             N/A          27,606
  Reinvested dividends and distributions                                    N/A             N/A           2,716
---------------------------------------------------------------------------------------------------------------
Total                                                                       N/A             N/A          30,322
---------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                        N/A             N/A        (31,218)
  Shares Transferred(3)                                                     N/A             N/A        (70,947)
Net Increase/(Decrease) in Portfolio Shares                                 N/A             N/A        (71,843)
Shares Outstanding Beginning of Period                                      N/A             N/A          71,843
---------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                                            N/A             N/A              --
---------------------------------------------------------------------------------------------------------------
 Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                           200,754         154,988          51,366
  Reinvested dividends and distributions                                    135           6,561             628
---------------------------------------------------------------------------------------------------------------
Total                                                                   200,889         161,549          51,994
---------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                         --        (32,039)         (3,110)
Net Increase/(Decrease) in Portfolio Shares                             200,889         129,510          48,884
Shares Outstanding, Beginning of Period                                      --          48,884              --
---------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       200,889         178,394          48,884
---------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities: (excluding
  short-term securities)
  Purchases of securities                                          $      2,148    $    515,116    $    244,605
  Proceeds from sales of securities                                         216         421,975         243,465
  Purchases of long-term U.S. government obligations                         --         541,730         173,377
  Proceeds from sales of long-term U.S. government obligations               --         505,846         118,903



                                                                           Janus Aspen
                                                                           Money Market
For the fiscal year or period ended December 31                             Portfolio
(all numbers in thousands)                                             2001            2000

-----------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $      3,918    $      4,120
  Net realized gain/(loss) from investment transactions
    and foreign currency translations                                         3             (4)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                         --              --
-----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                                         3,921           4,116
-----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                (3,918)         (4,116)
  Net realized gain from investment transactions*                           (3)
  Tax Return of Capital*                                                     --              --
-----------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                           (3,921)         (4,116)
-----------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                307,440         249,108
    Retirement Shares                                                        --          22,027
    Service Shares                                                           --              10
  Reinvested dividends and distributions
    Institutional Shares                                                  3,920           3,962
    Retirement Shares                                                        --             119
    Service Shares                                                            1               1
  Shares repurchased
    Institutional Shares                                              (281,937)       (251,528)
    Retirement Shares                                                        --        (16,648)
    Service Shares                                                           --              --
  Shares transferred - Retirement Shares(3)                                 N/A         (6,652)
-----------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                  29,424             399
-----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                    29,424             399
Net Assets:
  Beginning of period                                                    70,818          70,419
-----------------------------------------------------------------------------------------------
  End of period                                                    $    100,242    $     70,818
-----------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                         $    100,242    $     70,818
  Undistributed net investment income/(loss)*                                --              --
  Undistributed net realized gain/(loss) from investments*                   --              --
  Unrealized appreciation/(depreciation) of investments and
    foreign currency translations                                            --              --
-----------------------------------------------------------------------------------------------
Total Net Assets                                                   $    100,242    $     70,818
-----------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                           307,440         249,108
  Reinvested dividends and distributions                                  3,920           3,962
-----------------------------------------------------------------------------------------------
Total                                                                   311,360         253,070
-----------------------------------------------------------------------------------------------
  Shares Repurchased                                                  (281,937)       (251,528)
Net Increase/(Decrease) in Portfolio Shares                              29,423           1,542
Shares Outstanding, Beginning of Period                                  70,808          69,266
-----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       100,231          70,808
-----------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                               N/A      22,027,481
  Reinvested dividends and distributions                                    N/A         119,031
-----------------------------------------------------------------------------------------------
Total                                                                       N/A      22,146,512
-----------------------------------------------------------------------------------------------
  Shares Repurchased                                                        N/A    (16,647,641)
  Shares Transferred(3)                                                     N/A     (6,651,902)
Net Increase/(Decrease) in Portfolio Shares                                 N/A     (1,153,031)
Shares Outstanding Beginning of Period                                      N/A       1,153,031
-----------------------------------------------------------------------------------------------
Shares Outstanding End of Period                                            N/A              --
-----------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                                --          10,001
  Reinvested dividends and distributions                                    422             600
-----------------------------------------------------------------------------------------------
Total                                                                       422          10,601
-----------------------------------------------------------------------------------------------
  Shares Repurchased                                                         --             (1)
Net Increase/(Decrease) in Portfolio Shares                                 422          10,600
Shares Outstanding, Beginning of Period                                  10,600              --
-----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                        11,022          10,600
-----------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities: (excluding
  short-term securities)
  Purchases of securities                                                    --              --
  Proceeds from sales of securities                                          --              --
  Purchases of long-term U.S. government obligations                         --              --
  Proceeds from sales of long-term U.S. government obligations               --              --



*SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS.

(1) Period January 18, 2000 (inception) to December 31, 2000.
(2) Transactions in Portfolio Shares - Retirement and Service Shares numbers are not in thousands.
(3) A reorganization of the Retirement Shares of the Trust occurred at the close of business on July 31, 2000. All Capital and Shares were transferred to the corresponding fund of the newly formed Janus Adviser Series. See Note 1 in Notes to Financial Statements.
(4) Period May 1, 2001 (inception) to December 31, 2001.
(5) See Note 1 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

                                       JANUS ASPEN SERIES / DECEMBER 31, 2001 63

FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES



For a share outstanding during                                              Janus Aspen Growth Portfolio
the fiscal year ended December 31                         2001           2000           1999           1998           1997

-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    26.48     $    33.65     $    23.54     $    18.48     $    15.51
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                .02            .05            .07            .05            .15
  Net gain/(loss) on securities
    (both realized and unrealized)                         (6.56)         (4.59)          10.24           6.36           3.34
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           (6.54)         (4.54)          10.31           6.41           3.49
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   (.01)          (.06)          (.06)          (.05)          (.15)
  Distributions (from capital gains)*                       (.04)         (2.57)          (.14)         (1.30)          (.37)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         (.05)         (2.63)          (.20)         (1.35)          (.52)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    19.89     $    26.48     $    33.65     $    23.54     $    18.48
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                             (24.73)%       (14.55)%         43.98%         35.66%         22.75%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $2,490,954     $3,529,807     $2,942,649     $1,103,549     $  608,281
Average Net Assets for the Period (in thousands)       $2,911,331     $3,734,449     $1,775,373     $  789,454     $  477,914
Ratio of Gross Expenses to Average Net Assets(1)            0.66%          0.67%          0.67%          0.68%          0.70%
Ratio of Net Expenses to Average Net Assets(1)              0.66%          0.67%          0.67%          0.68%          0.69%
Ratio of Net Investment Income to Average Net Assets        0.07%          0.19%          0.30%          0.26%          0.91%
Portfolio Turnover Rate                                       48%            47%            53%            73%           122%


For a share outstanding during                                        Janus Aspen Aggressive Growth Portfolio
the fiscal year ended December 31                         2001           2000           1999           1998           1997

-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    36.30     $    59.70     $    27.64     $    20.55     $    18.24
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                 --            .01             --             --             --
  Net gain/(loss) on securities
    (both realized and unrealized)                        (14.32)        (17.08)          33.46           7.09           2.31
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (14.32)        (17.07)          33.46           7.09           2.31
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                      --             --             --             --             --
  Distributions (from capital gains)*                          --         (4.58)         (1.40)             --             --
  Tax return of capital*                                       --         (1.75)             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            --         (6.33)         (1.40)             --             --
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    21.98     $    36.30     $    59.70     $    27.64     $    20.55
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                             (39.45)%       (31.82)%        125.40%         34.26%         12.66%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $2,104,733     $3,485,768     $3,319,619     $  772,943     $  508,198
Average Net Assets for the Period (in thousands)       $2,508,186     $4,409,584     $1,476,445     $  576,444     $  418,464
Ratio of Gross Expenses to Average Net Assets(1)            0.67%          0.66%          0.70%          0.75%          0.76%
Ratio of Net Expenses to Average Net Assets(1)              0.66%          0.66%          0.69%          0.75%          0.76%
Ratio of Net Investment Income to Average Net Assets      (0.22)%        (0.42)%        (0.50)%        (0.36)%        (0.10)%
Portfolio Turnover Rate                                       99%            82%           105%           132%           130%



*See Note 3 in Notes to Financial Statements.
(1) See Note 5 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

64 JANUS ASPEN SERIES / DECEMBER 31, 2001





For a share outstanding during                                       Janus Aspen Capital Appreciation Portfolio
the fiscal year or period ended December 31               2001           2000           1999           1998         1997(1)

-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    26.79     $    33.17     $    19.94     $    12.62     $    10.00
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                .22            .43            .12            .01            .05
  Net gain/(loss) on securities
    (both realized and unrealized)                         (6.01)         (6.43)          13.22           7.32           2.61
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           (5.79)         (6.00)          13.34           7.33           2.66
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   (.28)          (.37)          (.11)          (.01)          (.04)
  Distributions (from capital gains)*                          --          (.01)             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         (.28)          (.38)          (.11)          (.01)          (.04)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    20.72     $    26.79     $    33.17     $    19.94     $    12.62
-----------------------------------------------------------------------------------------------------------------------------
Total Return**                                           (21.67)%       (18.18)%         67.00%         58.11%         26.60%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $  776,553     $1,010,497     $  626,611     $   74,187     $    6,833
Average Net Assets for the Period (in thousands)       $  855,499     $  954,279     $  257,422     $   25,964     $    2,632
Ratio of Gross Expenses to Average Net Assets***(2)         0.66%          0.67%          0.70%          0.92%          1.26%
Ratio of Net Expenses to Average Net Assets***(2)           0.66%          0.67%          0.70%          0.91%          1.25%
Ratio of Net Investment Income to Average Net Assets***     0.96%          1.60%          0.76%          0.27%          1.43%
Portfolio Turnover Rate***                                    67%            41%            52%            91%           101%


For a share outstanding during                                          Janus Aspen Core Equity Portfolio(3)
each fiscal year ended December 31                        2001           2000           1999           1998         1997(1)

-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    19.20     $    27.32     $    19.41     $    13.46     $    10.00
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                .11            .07            .07            .02            .01
  Net gain/(loss) on securities
    (both realized and unrealized)                         (2.34)         (1.95)           7.99           6.16           3.46
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           (2.23)         (1.88)           8.06           6.18           3.47
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   (.12)          (.07)          (.06)          (.02)          (.01)
  Distributions (from capital gains)*                       (.59)         (6.17)          (.09)          (.21)             --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         (.71)         (6.24)          (.15)          (.23)          (.01)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    16.26     $    19.20     $    27.32     $    19.41     $    13.46
-----------------------------------------------------------------------------------------------------------------------------
Total Return**                                           (11.75)%        (8.07)%         41.58%         46.24%         34.70%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $   12,634     $   15,712     $   18,975     $    9,017     $    3,047
Average Net Assets for the Period (in thousands)       $   13,983     $   17,328     $   14,663     $    5,629     $    1,101
Ratio of Gross Expenses to Average Net Assets***(2)         1.13%          1.25%          1.25%          1.25%          1.25%
Ratio of Net Expenses to Average Net Assets***(2)           1.12%          1.25%          1.25%          1.25%          1.25%
Ratio of Net Investment Income to Average Net Assets***     0.63%          0.36%          0.31%          0.17%          0.35%
Portfolio Turnover Rate***                                   114%            95%           114%            79%           128%



*See Note 3 in Notes to Financial Statements.
**Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) Period May 1, 1997 (inception) to December 31, 1997.
(2) See Note 5 in Notes to Financial Statements.
(3) Formerly, Janus Aspen Equity Income Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

                                       JANUS ASPEN SERIES / DECEMBER 31, 2001 65

--------------------------------------------------------------------------------



For a share outstanding during                                             Janus Aspen Balanced Portfolio
the fiscal year ended December 31                         2001           2000           1999           1998           1997

-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    24.31     $    27.91     $    22.50     $    17.47     $    14.77
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                .65            .64            .59            .39            .34
  Net gain/(loss) on securities
    (both realized and unrealized)                         (1.78)         (1.22)           5.38           5.51           2.89
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           (1.13)          (.58)           5.97           5.90           3.23
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   (.61)          (.69)          (.56)          (.38)          (.35)
  Distributions (from capital gains)*                          --         (2.31)             --          (.49)          (.18)
  Tax return of capital*                                       --          (.02)             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         (.61)         (3.02)          (.56)          (.87)          (.53)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    22.57     $    24.31     $    27.91     $    22.50     $    17.47
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                              (4.66)%        (2.27)%         26.76%         34.28%         22.10%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $3,425,664     $3,352,381     $2,453,079     $  882,495     $  362,409
Average Net Assets for the Period (in thousands)       $3,361,832     $3,020,072     $1,583,635     $  555,002     $  176,432
Ratio of Gross Expenses to Average Net Assets(1)            0.66%          0.66%          0.69%          0.74%          0.83%
Ratio of Net Expenses to Average Net Assets(1)              0.66%          0.66%          0.69%          0.74%          0.82%
Ratio of Net Investment Income to Average Net Assets        2.89%          3.15%          2.86%          2.41%          2.87%
Portfolio Turnover Rate                                      114%            72%            92%            70%           139%


For a share outstanding during                                               Janus Aspen Growth and Income Portfolio
the fiscal year or period ended December 31                              2001           2000           1999         1998(2)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $    17.41     $    20.77     $    11.96     $    10.00
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                               .20            .19            .04            .02
  Net gain/(loss) on securities
    (both realized and unrealized)                                        (2.52)         (3.08)           8.81           1.96
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                          (2.32)         (2.89)           8.85           1.98
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                  (.22)          (.16)          (.04)          (.02)
  Distributions (from capital gains)*                                         --          (.31)             --             --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                        (.22)          (.47)          (.04)          (.02)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $    14.87     $    17.41     $    20.77     $    11.96
-----------------------------------------------------------------------------------------------------------------------------
Total Return**                                                          (13.37)%       (14.10)%         74.04%         19.80%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $   92,659     $  123,812     $   84,480     $    6,413
Average Net Assets for the Period (in thousands)                      $  105,243     $  124,282     $   28,838     $    2,883
Ratio of Gross Expenses to Average Net Assets***(1)                        0.70%          0.78%          1.06%          1.25%
Ratio of Net Expenses to Average Net Assets***(1)                          0.70%          0.78%          1.05%          1.25%
Ratio of Net Investment Income to Average Net Assets***                    1.19%          1.07%          0.56%          0.66%
Portfolio Turnover Rate***                                                   52%            37%            59%            62%



  *See Note 3 in Notes to Financial Statements.
 **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) See Note 5 in Notes to Financial Statements.
(2) Period May 1, 1998 (inception) to December 31, 1998.

SEE NOTES TO FINANCIAL STATEMENTS.

66 JANUS ASPEN SERIES / DECEMBER 31, 2001



For a share outstanding during                                         Janus Aspen Strategic Value Portfolio
the fiscal year or period ended December 31                              2001                        2000(1)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $     9.99                    $    10.00
--------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                               .05                           .05
  Net gain/(loss) on securities
    (both realized and unrealized)                                         (.86)                         (.03)
--------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                           (.81)                           .02
--------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                  (.05)                         (.03)
  Distributions (from capital gains)*                                         --                            --
--------------------------------------------------------------------------------------------------------------
Total Distributions                                                        (.05)                         (.03)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $     9.13                    $     9.99
--------------------------------------------------------------------------------------------------------------
Total Return**                                                           (8.12)%                         0.20%
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $    5,060                    $    4,550
Average Net Assets for the Period (in thousands)                      $    5,537                    $    3,243
Ratio of Gross Expenses to Average Net Assets***(2)                        1.25%                         1.25%
Ratio of Net Expenses to Average Net Assets***(2)                          1.25%                         1.25%
Ratio of Net Investment Income to Average Net Assets***                    0.55%                         0.97%
Portfolio Turnover Rate***                                                   86%                           47%

For a share outstanding during                                       Janus Aspen International Growth Portfolio
the fiscal year ended December 31                         2001           2000           1999           1998           1997
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    30.90     $    38.67     $    21.27     $    18.48     $    15.72
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                .26            .62            .06            .13            .11
Net gain/(loss) on securities
    (both realized and unrealized)                         (7.43)         (6.51)          17.40           3.07           2.80
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           (7.17)         (5.89)          17.46           3.20           2.91
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   (.26)          (.63)          (.06)          (.14)          (.11)
  Distributions (from capital gains)*                          --          (.91)             --          (.27)          (.04)
  Tax return of capital*                                       --          (.34)             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         (.26)         (1.88)          (.06)          (.41)          (.15)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    23.47     $    30.90     $    38.67     $    21.27     $    18.48
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                             (23.23)%       (15.94)%         82.27%         17.23%         18.51%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $  869,983     $1,158,666     $  810,392     $  311,110     $  161,091
Average Net Assets for the Period (in thousands)       $  962,343     $1,214,163     $  425,876     $  234,421     $   96,164
Ratio of Gross Expenses to Average Net Assets(2)            0.71%          0.71%          0.77%          0.86%          0.96%
Ratio of Net Expenses to Average Net Assets(2)              0.71%          0.71%          0.76%          0.86%          0.96%
Ratio of Net Investment Income to Average Net Assets        0.95%          1.88%          0.26%          0.73%          0.70%
Portfolio Turnover Rate                                       65%            67%            80%            93%            86%



*See Note 3 in Notes to Financial Statements.
**Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) Period May 1, 2000 (inception) to December 31, 2000.
(2) See Note 5 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

                                       JANUS ASPEN SERIES / DECEMBER 31, 2001 67


For a share outstanding during                                         Janus Aspen Worldwide Growth Portfolio
the fiscal year ended December 31                         2001           2000           1999           1998           1997
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    36.98     $    47.75     $    29.09     $    23.39     $    19.44
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                .24            .11            .07            .16            .16
  Net gain/(loss) on securities
    (both realized and unrealized)                         (8.53)         (7.03)          18.65           6.59           4.14
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           (8.29)         (6.92)          18.72           6.75           4.30
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   (.15)          (.19)          (.06)          (.18)          (.19)
  Distributions (from capital gains)*                          --         (3.52)             --          (.87)          (.16)
  Tax return of capital*                                       --          (.14)             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         (.15)         (3.85)          (.06)         (1.05)          (.35)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    28.54     $    36.98     $    47.75     $    29.09     $    23.39
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                             (22.44)%       (15.67)%         64.45%         28.92%         22.15%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $5,707,728     $7,704,163     $6,496,773     $2,890,375     $1,576,548
Average Net Assets for the Period (in thousands)       $6,387,010     $8,255,166     $3,862,773     $2,217,695     $1,148,951
Ratio of Gross Expenses to Average Net Assets(1)            0.69%          0.69%          0.71%          0.72%          0.74%
Ratio of Net Expenses to Average Net Assets(1)              0.69%          0.69%          0.71%          0.72%          0.74%
Ratio of Net Investment Income to Average Net Assets        0.78%          0.52%          0.20%          0.64%          0.67%
Portfolio Turnover Rate                                       82%            66%            67%            77%            80%

For a share outstanding during                                       Janus Aspen Global Life Sciences Portfolio
the fiscal year or period ended December 31                              2001                        2000(2)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $     9.31                    $    10.00
--------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                               .02                           .05
  Net gain/(loss) on securities
    (both realized and unrealized)                                        (1.55)                         (.72)
--------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                          (1.53)                         (.67)
--------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                     --                         (.02)
  Distributions (from capital gains)*                                         --                            --
  Tax return of capital*                                                   (.01)                            --
--------------------------------------------------------------------------------------------------------------
Total Distributions                                                        (.01)                         (.02)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $     7.77                    $     9.31
--------------------------------------------------------------------------------------------------------------
Total Return**                                                          (16.43)%                       (6.70)%
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $    5,972                    $   10,984
Average Net Assets for the Period (in thousands)                      $    6,482                    $    5,372
Ratio of Gross Expenses to Average Net Assets***(1)                        0.81%                         1.03%
Ratio of Net Expenses to Average Net Assets***(1)                          0.81%                         1.02%
Ratio of Net Investment Income to Average Net Assets***                  (0.16)%                         0.60%
Portfolio Turnover Rate***                                                  109%                          137%



*See Note 3 in Notes to Financial Statements.
**Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) See Note 5 in Notes to Financial Statements.
(2) Period January 18, 2000 (inception) to December 31, 2000.

SEE NOTES TO FINANCIAL STATEMENTS.

68 JANUS ASPEN SERIES / DECEMBER 31, 2001


For a share outstanding during                                        Janus Aspen Global Technology Portfolio
the fiscal year or period ended December 31                              2001                        2000(1)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $     6.49                    $    10.00
--------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                               .19                           .16
  Net gain/(loss) on securities
    (both realized and unrealized)                                        (2.57)                        (3.56)
--------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                          (2.38)                        (3.40)
--------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                  (.21)                         (.11)
  Distributions (from capital gains)*                                         --                            --
--------------------------------------------------------------------------------------------------------------
Total Distributions                                                        (.21)                         (.11)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $     3.90                    $     6.49
--------------------------------------------------------------------------------------------------------------
Total Return**                                                          (37.07)%                      (34.03)%
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $    5,643                    $   34,950
Average Net Assets for the Period (in thousands)                      $    9,242                    $   55,483
Ratio of Gross Expenses to Average Net Assets***(2)                        0.68%                         0.69%
Ratio of Net Expenses to Average Net Assets***(2)                          0.67%                         0.69%
Ratio of Net Investment Income to Average Net Assets***                    0.64%                         1.64%
Portfolio Turnover Rate***                                                   91%                           34%

For a share outstanding during                                          Janus Aspen Flexible Income Portfolio
the fiscal year ended December 31                         2001           2000           1999           1998           1997
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    11.46     $    11.41     $    12.05     $    11.78     $    11.24
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                .61            .72            .76            .64            .67
  Net gain/(loss) on securities
    (both realized and unrealized)                            .26          (.02)          (.58)            .41            .62
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              .87            .70            .18           1.05           1.29
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   (.67)          (.65)          (.75)          (.67)          (.64)
  Distributions (from capital gains)*                          --             --          (.07)          (.11)          (.11)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         (.67)          (.65)          (.82)          (.78)          (.75)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    11.66     $    11.46     $    11.41     $    12.05     $    11.78
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                                7.74%          6.25%          1.60%          9.11%         11.76%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $  387,509     $  242,401     $  186,681     $  129,582     $   54,098
Average Net Assets for the Period (in thousands)       $  317,156     $  206,242     $  161,459     $   86,627     $   36,547
Ratio of Gross Expenses to Average Net Assets(2)            0.67%          0.76%          0.72%          0.73%          0.75%
Ratio of Net Expenses to Average Net Assets(2)              0.67%          0.76%          0.72%          0.73%          0.75%
Ratio of Net Investment Income to Average Net Assets        5.87%          7.02%          6.99%          6.36%          6.90%
Portfolio Turnover Rate                                      308%           202%           116%           145%           119%



*See Note 3 in Notes to Financial Statements.
**Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) Period January 18, 2000 (inception) to December 31, 2000.
(2) See Note 5 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

                                       JANUS ASPEN SERIES / DECEMBER 31, 2001 69


For a share outstanding during                                           Janus Aspen Money Market Portfolio
the fiscal year ended December 31                         2001           2000           1999           1998           1997
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                .04            .06            .05            .05            .05
  Net gain/(loss) on securities
    (both realized and unrealized)                             --             --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              .04            .06            .05            .05            .05
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   (.04)          (.06)          (.05)          (.05)          (.05)
  Distributions (from capital gains)*                          --             --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         (.04)          (.06)          (.05)          (.05)          (.05)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                                4.22%          6.29%          4.98%          5.36%          5.17%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $  100,231     $   70,808     $   69,266     $   38,690     $   15,374
Average Net Assets for the Period (in thousands)       $   96,524     $   64,491     $   54,888     $   31,665     $    8,926
Ratio of Gross Expenses to Average Net Assets(1)            0.34%          0.36%          0.43%          0.34%          0.50%
Ratio of Net Expenses to Average Net Assets(1)              0.34%          0.36%          0.43%          0.34%          0.50%
Ratio of Net Investment Income to Average Net Assets        4.07%          6.13%          4.94%          5.21%          5.17%



*See Note 3 in Notes to Financial Statements.
(1) See Note 5 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

70 JANUS ASPEN SERIES / DECEMBER 31, 2001

                                          FINANCIAL HIGHLIGHTS - SERVICE SHARES



                                                                             Janus Aspen                   Janus Aspen
For a share outstanding during                                            Growth Portfolio         Aggressive Growth Portfolio
the fiscal year ended December 31                                        2001           2000           2001           2000

-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $    26.36     $    33.52     $    35.97     $    59.16
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                             (.02)          (.01)          (.09)            .12
  Net gain/(loss) on securities
    (both realized and unrealized)                                        (6.54)         (4.58)        (14.15)        (16.98)
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                          (6.56)         (4.59)        (14.24)        (16.86)
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                     --             --             --             --
  Distributions (from capital gains)*                                      (.04)         (2.57)             --         (4.58)
Tax return of capital*                                                        --             --             --         (1.75)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                        (.04)         (2.57)             --         (6.33)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $    19.76     $    26.36     $    21.73     $    35.97
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                                            (24.90)%       (14.75)%       (39.59)%       (31.78)%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $  237,012     $  104,656     $  169,656     $  126,135
Average Net Assets for the Period (in thousands)                      $  160,200     $   29,782     $  146,884     $   43,775
Ratio of Gross Expenses to Average Net Assets(1)                           0.91%          0.92%          0.92%          0.92%
Ratio of Net Expenses to Average Net Assets(1)                             0.91%          0.92%          0.92%          0.92%
Ratio of Net Investment Income/(Loss)
to Average Net Assets                                                    (0.20)%        (0.07)%        (0.48)%        (0.65)%
Portfolio Turnover Rate                                                      48%            47%            99%            82%

                                                                             Janus Aspen                   Janus Aspen
For a share outstanding during                                     Capital Appreciation Portfolio   Core Equity Portfolio(2)
the fiscal year ended December 31                                        2001           2000           2001           2000

-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $    26.54     $    32.77     $    19.05     $    27.15
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                               .14            .27            .05            .01
  Net gain/(loss) on securities
    (both realized and unrealized)                                        (5.92)         (6.27)         (2.31)         (1.93)
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                          (5.78)         (6.00)         (2.26)         (1.92)
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                  (.19)          (.22)          (.05)          (.01)
  Distributions (from capital gains)*                                         --          (.01)          (.59)         (6.17)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                        (.19)          (.23)          (.64)         (6.18)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $    20.57     $    26.54     $    16.15     $    19.05
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                                            (21.83)%       (18.37)%       (12.04)%        (8.24)%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $  498,094     $  527,960     $      971     $      306
Average Net Assets for the Period (in thousands)                      $  514,004     $  311,628     $      612     $       93
Ratio of Gross Expenses to Average Net Assets(1)                           0.91%          0.92%          1.30%          1.52%
Ratio of Net Expenses to Average Net Assets(1)                             0.91%          0.92%          1.30%          1.52%
Ratio of Net Investment Income/(Loss) to Average Net Assets                0.69%          1.52%          0.44%          0.38%
Portfolio Turnover Rate                                                      67%            41%           114%            95%



*See Note 3 in Notes to Financial Statements.
(1) See Note 5 in Notes to Financial Statements.
(2) Formerly, Janus Aspen Equity Income Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

                                       JANUS ASPEN SERIES / DECEMBER 31, 2001 71


                                                                             Janus Aspen                   Janus Aspen
For a share outstanding during                                           Balanced Portfolio        Growth and Income Portfolio
the fiscal year ended December 31                                        2001           2000           2001           2000

-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $    24.92     $    27.82     $    17.35     $    20.63
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                               .47            .17            .12            .07
  Net gain/(loss) on securities
    (both realized and unrealized)                                        (1.68)          (.52)         (2.47)         (2.99)
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                          (1.21)          (.35)         (2.35)         (2.92)
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                  (.40)          (.22)          (.13)          (.05)
  Distributions (from capital gains)*                                         --         (2.31)             --          (.31)
  Tax return of capital*                                                      --          (.02)             --             --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                        (.40)         (2.55)          (.13)          (.36)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $    23.31     $    24.92     $    14.87     $    17.35
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                                             (4.90)%        (1.37)%       (13.58)%       (14.31)%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $  192,338     $   48,634     $   85,154     $   54,212
Average Net Assets for the Period (in thousands)                      $  108,835     $   13,810     $   73,705     $   12,868
Ratio of Gross Expenses to Average Net Assets(1)                           0.91%          0.92%          0.95%          1.11%
Ratio of Net Expenses to Average Net Assets(1)                             0.91%          0.91%          0.95%          1.10%
Ratio of Net Investment Income/(Loss) to Average Net Assets                2.58%          2.93%          0.91%          1.20%
Portfolio Turnover Rate                                                     114%            72%            52%            37%

                                                                             Janus Aspen                   Janus Aspen
For a share outstanding during                                        Strategic Value Portfolio  International Growth Portfolio
the fiscal year or period ended December 31                              2001         2000(2)          2001           2000

-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $    10.04     $    10.00     $    30.64     $    38.29
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                                --            .01            .18            .46
  Net gain/(loss) on securities
    (both realized and unrealized)                                         (.84)            .03         (7.35)         (6.39)
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                           (.84)            .04         (7.17)         (5.93)
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                  (.02)             --          (.17)          (.47)
  Distributions (from capital gains)*                                         --             --             --          (.91)
  Tax return of capital*                                                      --             --             --          (.34)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                        (.02)             --          (.17)         (1.72)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $     9.18     $    10.04     $    23.30     $    30.64
-----------------------------------------------------------------------------------------------------------------------------
Total Return**                                                           (8.38)%          0.40%       (23.43)%       (16.14)%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $   15,605     $    1,538     $  541,803     $  497,212
Average Net Assets for the Period (in thousands)                      $    7,996     $      431     $  522,001     $  269,680
Ratio of Gross Expenses to Average Net Assets***(1)                        1.50%          1.52%          0.96%          0.96%
Ratio of Net Expenses to Average Net Assets***(1)                          1.50%          1.52%          0.96%          0.96%
Ratio of Net Investment Income/(Loss) to Average Net Assets***             0.09%          0.66%          0.68%          1.85%
Portfolio Turnover Rate***                                                   86%            47%            65%            67%



*See Note 3 in Notes to Financial Statements. **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) See Note 5 in Notes to Financial Statements.
(2) Period May 1, 2000 (inception) to December 31, 2000.

SEE NOTES TO FINANCIAL STATEMENTS.

72 JANUS ASPEN SERIES / DECEMBER 31, 2001


                                                                             Janus Aspen                   Janus Aspen
For a share outstanding during                                       Worldwide Growth Portfolio  Global Life Sciences Portfolio
the fiscal year or period ended December 31                              2001           2000           2001         2000(2)

-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $    36.77     $    47.49     $     9.31     $    10.00
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                               .17          (.07)             --             --
  Net gain/(loss) on securities
    (both realized and unrealized)                                        (8.48)         (6.97)         (1.56)          (.69)
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                          (8.31)         (7.04)         (1.56)          (.69)
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                  (.08)          (.02)             --             --
  Distributions (from capital gains)*                                         --         (3.52)             --             --
  Tax return of capital*                                                      --          (.14)             --             --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                        (.08)         (3.68)             --             --
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $    28.38     $    36.77     $     7.75     $     9.31
-----------------------------------------------------------------------------------------------------------------------------
Total Return**                                                          (22.62)%       (15.99)%       (16.76)%        (6.90)%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $  171,392     $   71,757     $   44,161     $   48,005
Average Net Assets for the Period (in thousands)                      $  119,429     $   22,158     $   38,230     $   16,247
Ratio of Gross Expenses to Average Net Assets***(1)                        0.94%          0.95%          1.07%          1.20%
Ratio of Net Expenses to Average Net Assets***(1)                          0.94%          0.94%          1.06%          1.20%
Ratio of Net Investment Income to Average Net Assets***                    0.47%          0.29%        (0.43)%        (0.03)%
Portfolio Turnover Rate***                                                   82%            66%           109%           137%

                                                                             Janus Aspen                          Janus Aspen
For a share outstanding during                                       Global Technology Portfolio             Global Value Portfolio
the fiscal year or period ended December 31                              2001         2000(2)                       2001(3)

-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $     6.55     $    10.00                    $    10.00
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                               .02            .05                           .01
  Net gain/(loss) on securities
    (both realized and unrealized)                                        (2.46)         (3.46)                           .49
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                          (2.44)         (3.41)                           .50
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                  (.03)          (.04)                         (.01)
  Distributions (from capital gains)*                                         --             --                            --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                        (.03)          (.04)                         (.01)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $     4.08     $     6.55                    $    10.49
-----------------------------------------------------------------------------------------------------------------------------
Total Return**                                                          (37.31)%       (34.11)%                         4.97%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $  287,103     $  374,544                    $    2,108
Average Net Assets for the Period (in thousands)                      $  307,222     $  268,923                    $    1,947
Ratio of Gross Expenses to Average Net Assets***(1)                        0.95%          0.94%                         1.50%
Ratio of Net Expenses to Average Net Assets***(1)                          0.94%          0.94%                         1.50%
Ratio of Net Investment Income to Average Net Assets***                    0.42%          1.14%                         0.10%
Portfolio Turnover Rate***                                                   91%            34%                           22%



*See Note 3 in Notes to Financial Statements. **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) See Note 5 in Notes to Financial Statements.
(2) Period January 18, 2000 (inception) to December 31, 2000.
(3) Period May 1, 2001 (inception) to December 31, 2001.

SEE NOTES TO FINANCIAL STATEMENTS.

                                       JANUS ASPEN SERIES / DECEMBER 31, 2001 73



                                                                             Janus Aspen
For a share outstanding during                                        Flexible Income Portfolio
the fiscal year ended December 31                                        2001           2000

-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $    11.62     $    11.41
-----------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                               .47            .53
  Net gain/(loss) on securities
    (both realized and unrealized)                                           .39            .14
-----------------------------------------------------------------------------------------------
Total from Investment Operations                                             .86            .67
-----------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                  (.50)          (.46)
  Distributions (from capital gains)*                                         --             --
-----------------------------------------------------------------------------------------------
Total Distributions                                                        (.50)          (.46)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $    11.98     $    11.62
-----------------------------------------------------------------------------------------------
Total Return                                                               7.49%          6.00%
-----------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $    2,136     $      568
Average Net Assets for the Period (in thousands)                      $    1,452     $      187
Ratio of Gross Expenses to Average Net Assets(1)                           0.91%          0.99%
Ratio of Net Expenses to Average Net Assets(1)                             0.90%          0.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets                5.56%          6.54%
Portfolio Turnover Rate                                                     308%           202%

                                                                             Janus Aspen
For a share outstanding during                                         Money Market Portfolio
the fiscal year ended December 31                                        2001           2000

-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $     1.00     $     1.00
-----------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                               .04            .06
  Net gain/(loss) on securities
    (both realized and unrealized)                                            --             --
-----------------------------------------------------------------------------------------------
Total from Investment Operations                                             .04            .06
-----------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                  (.04)          (.06)
  Distributions (from capital gains)*                                         --             --
-----------------------------------------------------------------------------------------------
Total Distributions                                                        (.04)          (.06)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $     1.00     $     1.00
-----------------------------------------------------------------------------------------------
Total Return                                                               3.97%          6.03%
-----------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $       11     $       10
Average Net Assets for the Period (in thousands)                      $       11     $       10
Ratio of Gross Expenses to Average Net Assets(1)                           0.59%          0.61%
Ratio of Net Expenses to Average Net Assets(1)                             0.59%          0.61%
Ratio of Net Investment Income/(Loss) to Average Net Assets                3.91%          5.84%



*See Note 3 in Notes to Financial Statements.
(1) See Note 5 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

74 JANUS ASPEN SERIES / DECEMBER 31, 2001

                       NOTES TO SCHEDULES OF INVESTMENTS



ADR      American Depository Receipt

GDR      Global Depository Receipt

*        Non-income producing security

** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts and/or swap spread lock agreements.

+ Securities are exempt from the registration requirements of the Securities Act of 1933 and/or Section 4 (2) of the Securities Act and may be deemed to be restricted for resale.

(OMEGA)  Rate is subject to change. Rate shown reflects current rate.

(DELTA) Security is a defaulted security in Aspen Global Technology Portfolio and Aspen Flexible Income Portfolio with interest in the amount of $40,000 and $39,840, respectively, that was written-off December 10, 2001.

ss. Restricted and/or Illiquid Securities are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees.



SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES



                                                                                        Value as
                                            Acquisition   Acquisition       Fair          % of
                                                Date          Cost         Value       Net Assets
--------------------------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio
Hanover Compressor Co.                          5/19/00    $26,887,500   $22,639,275         1.00%
--------------------------------------------------------------------------------------------------
Janus Aspen Global Life Sciences Portfolio
Pharmaceutical Resources, Inc.                   9/6/01    $  806,760    $1,009,944          2.01%
--------------------------------------------------------------------------------------------------


The Portfolio has registration rights for certain restricted securities held at December 31, 2001. The issuer incurs all registration costs.

Shelf registration has occurred as of December 31, 2001.


                                                                                        Value as
                                            Acquisition   Acquisition    Amortized        % of
                                                Date          Cost          Cost       Net Assets
--------------------------------------------------------------------------------------------------
Janus Aspen Money Market Portfolio
Idaho Power Corp., 2.4312%, 9/1/02              9/24/01    $5,014,579    $5,004,910          4.99%
Textron Financial Corp., 2.5056%, 5/28/02       7/10/01     3,224,620     3,203,224          3.20%
                                                                       ---------------------------
                                                                         $8,208,134          8.19%
--------------------------------------------------------------------------------------------------



Variable Rate Notes. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change. Rates in the security description are as of December 31, 2001.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                                       JANUS ASPEN SERIES / DECEMBER 31, 2001 75

NOTES TO FINANCIAL STATEMENTS

The following section describes the organization and significant accounting policies of the Portfolios and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Portfolios operate and the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Series (the "Trust") was organized as a Delaware Trust on May 20, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Trust offers fourteen Portfolios or series of shares with differing investment objectives and policies. Twelve Portfolios invest primarily in equity securities: Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Core Equity Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Growth and Income Portfolio, Janus Aspen Strategic Value Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Global Life Sciences Portfolio, Janus Aspen Global Technology Portfolio and Janus Aspen Global Value Portfolio. One Portfolio invests primarily in income-producing securities: Janus Aspen Flexible Income Portfolio. Janus Aspen Money Market Portfolio invests in short-term money market securities. Each Portfolio is diversified as defined in the 1940 Act, with the exception of the Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Global Life Sciences Portfolio, Janus Aspen Global Technology Portfolio, Janus Aspen Strategic Value Portfolio and Janus Aspen Global Value Portfolio, which are nondiversified.

Institutional Shares of the Trust are issued and redeemed only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans. Effective May 1, 1997, the Trust issued the Retirement Shares. Retirement Shares of the Trust were issued and redeemed only in connection with certain qualified retirement plans.

Effective December 31, 1999, the Trust issued a new class of shares, the Service Shares. Service Shares of the Trust are issued and redeemed only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

Janus Aspen Global Value Portfolio began operations on May 1, 2001. The Portfolio offers the Service Shares only and Janus Capital Corporation ("Janus Capital") invested $2,000,000 of initial seed capital.

Janus Aspen High-Yield Portfolio was liquidated on October 26, 2001. Regulatory approvals were obtained to substitute shares of the Janus Aspen Flexible Income Portfolio for shares of the Janus Aspen High-Yield Portfolio. 60,319 shares in the amount of $731,670 were exchanged into Janus Aspen Flexible Income Portfolio as a result of the substitution.

Effective December 31, 2001, the Trust issued a new class of shares, the Service II Shares in the Janus Aspen International Growth, Janus Aspen Worldwide Growth, and Janus Aspen Global Technology Portfolios. Janus Capital invested $10,000 of initial seed capital in each Portfolio of the Service II Shares, which is not reflected in the financial statements.

A reorganization of the Retirement Shares of the Trust occurred at the close of business on July 31, 2000. Each of the reorganized Portfolios of Janus Aspen Series allocated a pro rata share (percentage of the Retirement Shares to the total Portfolio) of each security position to the corresponding Fund of the newly formed Janus Adviser Series except for securities that were subject to restrictions on resale or transfer, such as private placement securities. Each pro rata share was rounded to eliminate fractional shares and odd lots of securities. Janus Capital, the investment adviser of both Janus Aspen Series and Janus Adviser Series, has agreed to limit expenses of the Funds formed from this reorganization so that they will not increase before July 31, 2003. Specifically, Janus Capital will limit the expenses of each of the new Funds (excluding brokerage commissions, interest, taxes and extraordinary expenses) to the expense ratio of the corresponding Janus Aspen Series Portfolio set forth in the May 1, 2000, Janus Aspen Series Prospectus. These limitations will stay in place until at least July 31, 2003. In addition, Janus Capital paid all the fees associated with the reorganization.

The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the investment company industry in the United States of America.

                              INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or

76 JANUS ASPEN SERIES / DECEMBER 31, 2001 yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Trustees. Short-term investments maturing within 60 days and all money market securities in the Money Market Portfolio are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolios' Trustees.

                  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income and gains and losses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

                          FORWARD CURRENCY TRANSACTIONS
                              AND FUTURES CONTRACTS
The Portfolios enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing such a contract is included in net realized gain or loss on foreign currency transactions.

Forward currency contracts held by the Portfolios are fully collateralized by other securities, in possession at the Portfolio's custodian, which are denoted in the accompanying Schedule of Investments. The market value of these securities is evaluated daily to ensure that it is equal to or exceeds the current market value of the corresponding forward currency contract.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at fiscal year-end. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at fiscal year end, resulting from changes in the exchange rates and changes in market prices of securities held.

The Portfolios may enter into futures contracts and options on securities, financial indices and foreign currencies, forward contracts and interest-rate swaps and swap-related products. The Portfolios intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Portfolios was January 1, 2001. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS 133, as amended, may affect the accounting treatment of the Portfolios' derivative

                                       JANUS ASPEN SERIES / DECEMBER 31, 2001 77
instruments and related assets. The Portfolios have adopted this new standard and have determined that the impact on the Financial Statements is insignificant.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Portfolios have adopted this new Guide and have determined that the impact on the Financial Statements is insignificant.

                            INITIAL PUBLIC OFFERINGS
The Portfolios may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolios may not experience similar performance as their assets grow.

                           ADDITIONAL INVESTMENT RISK
A portion of the Flexible Income Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy or in their respective industry.

                                    ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                        RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by a Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Portfolio to sell a security at a fair price and may substantially delay the sale of the security which each portfolio seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

                       DIVIDEND DISTRIBUTIONS AND EXPENSES
Each Portfolio, except the Money Market Portfolio, makes at least semiannual distributions of substantially all of its investment income and at least an annual distribution of its net realized capital gains, if any. Dividends are declared daily and distributed monthly for the Money Market Portfolio. The majority of dividends and capital gains distributions from a Portfolio will be automatically reinvested into additional shares of that Portfolio.

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

                              FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Portfolios intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

78 JANUS ASPEN SERIES / DECEMBER 31, 2001

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Each equity Portfolio is subject to advisory fees payable to Janus Capital based upon an annual rate of .65% of average net assets. The Flexible Income Portfolio is subject to advisory fees payable to Janus Capital based upon annual rates of ..65% of the first $300 million of average net assets plus .55% of average net assets in excess of $300 million. The Money Market Portfolio's advisory fee rate is .25% of average net assets. For additional information on the specific fees for the Service Shares, please refer to Note 4 of the financial statements.

A special meeting of shareholders of Janus Aspen Series will be held on January 31, 2002 to consider and approve new investment advisory agreements for the Portfolios. The new advisory agreements are the same in all material respects as the current advisory agreements. Contingent upon receipt of shareholder approval, the new advisory agreements will be effective upon the termination of Mr. Bailey's contractual right to select a majority of Janus Capital's board of directors, currently anticipated to be on or about March 28, 2002, and will continue in effect until July 1, 2002. Thereafter, each new advisory agreement will continue in effect from year to year so long as such continuance is approved at least annually by a majority of the Portfolios' independent Trustees.

Janus Capital has agreed to reduce its fee to the extent normal operating expenses exceed 1% of the average net assets of the Flexible Income Portfolio and .50% of the average net assets of the Money Market Portfolio for a fiscal year. Janus Capital has also agreed to reduce its fee to the extent that normal operating expenses exceed 1.25% of the average net assets of the Core Equity, Strategic Value, Global Life Sciences, Global Technology and Global Value Portfolios.

Janus Capital has agreed to continue these fee waivers and reductions until at least the next annual renewal of the advisory contracts. The distribution fee applicable to the Service Shares is not included in these expense limits.

Officers and certain trustees of the Trust are also officers and/or directors of Janus Capital; however, they receive no compensation from the Trust.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors, Inc., a wholly owned subsidiary of Janus Capital, is a distributor of the Portfolios. The Service Shares have adopted a Distribution and Shareholder Servicing Plan (The "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolios in connection with the distribution of the Service Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to .25% of the Service Shares' average daily net assets.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides accounting systems to the Portfolios. DST Securities, Inc., a wholly owned subsidiary of DST, provides brokerage services on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended December 31, 2001, are noted below. Effective June 1, 2001, State Street Bank and Trust Company acquired the fund accounting system from DST.

                                             DST Securities, Inc.   Portfolio Expense     DST Systems
Portfolio                                      Commissions Paid*        Reduction*           Costs
-----------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                      $   25,075            $   18,811         $  (4,774)
Janus Aspen Aggressive Growth Portfolio               26,449                19,842            (5,515)
Janus Aspen Capital Appreciation Portfolio                --                    --             13,441
Janus Aspen Core Equity Portfolio(1)                      95                    71             10,140
Janus Aspen Balanced Portfolio                        24,610                18,462            (3,218)
Janus Aspen Growth and Income Portfolio                  763                   572              9,573
Janus Aspen Strategic Value Portfolio                    260                   195              9,500
Janus Aspen International Growth Portfolio                --                    --             14,893
Janus Aspen Worldwide Growth Portfolio                15,224                11,421              5,340
Janus Aspen Global Life Sciences Portfolio               128                    96              8,976
Janus Aspen Global Technology Portfolio                   --                    --             11,219
Janus Aspen Global Value Portfolio                        --                    --              1,587
Janus Aspen Flexible Income Portfolio                     --                    --             10,758
Janus Aspen Money Market Portfolio                        --                    --              9,851
-----------------------------------------------------------------------------------------------------

* The difference between commissions paid to DST Securities, Inc. and expenses reduced constitute commissions paid to an unaffiliated clearing broker.

(1) Formerly, Janus Aspen Equity Income Portfolio.

                                       JANUS ASPEN SERIES / DECEMBER 31, 2001 79

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolios must satisfy under the income tax regulations, (2) losses or deductions the Portfolios may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Accumulated capital losses noted below represent net capital loss carryovers as of December 31, 2001 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between December 1, 2008 and December 31, 2009.

In 2001, the Portfolios noted below incurred "Post-October" losses during the period from November 1 through December 31, 2001. These losses will be deferred for tax purposes and recognized in 2002.

Other book to tax differences in 2001 primarily consist of foreign currency contract adjustments. The Portfolios have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                                          Undistributed  Undistributed                     Post-        Other Book       Net Tax
                                             Ordinary     Long-Term    Accumulated        October         to Tax      Appreciation/
Portfolio                                     Income        Gains     Capital Losses      Deferral      Differences   (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                        --          --    $ (825,859,740)  $ (84,289,068)   $   (15,850)   $  38,212,656
Janus Aspen Aggressive Growth Portfolio             --          --    (1,606,880,761)   (185,517,945)             --   (103,055,923)
Janus Aspen Capital Appreciation Portfolio  $  891,227          --      (462,062,044)    (15,926,810)             --    (71,741,718)
Janus Aspen Core Equity Portfolio(1)             6,546          --        (1,735,616)        (53,205)             --         547,245
Janus Aspen Balanced Portfolio               5,541,812          --      (124,545,495)    (59,873,071)             --      30,945,661
Janus Aspen Growth and Income Portfolio         84,334          --       (24,326,987)     (8,211,380)        (1,116)     (2,369,216)
Janus Aspen Strategic Value Portfolio               --          --        (1,881,019)        (70,502)             --         513,825
Janus Aspen International Growth Portfolio          --          --      (397,772,820)    (18,336,589)    (6,707,534)    (39,044,603)
Janus Aspen Worldwide Growth Portfolio       3,565,326          --    (1,238,904,155)    (69,641,742)   (22,660,749)     250,113,808
Janus Aspen Global Life Sciences Portfolio          --          --       (10,308,367)        (11,617)         1,050        3,087,038
Janus Aspen Global Technology Portfolio             --          --      (291,551,726)     (5,622,725)      (412,800)    (71,341,410)
Janus Aspen Global Value Portfolio              20,871      $6,472                 --           (138)        (9,816)          81,854
Janus Aspen Flexible Income Portfolio        1,366,420          --        (2,634,842)        (20,708)          (841)       (673,457)
Janus Aspen Money Market Portfolio               1,078          --            (1,154)              --             --              --
------------------------------------------------------------------------------------------------------------------------------------

(1) Formerly, Janus Aspen Equity Income Portfolio.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of December 31, 2001 are noted below. Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/ depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                               Federal Tax        Unrealized        Unrealized
Portfolio                                          Cost          Appreciation     (Depreciation)
-------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                  $2,691,905,337    $  351,563,712    $ (313,361,230)
Janus Aspen Aggressive Growth Portfolio        2,419,320,130       275,974,236      (379,030,159)
Janus Aspen Capital Appreciation Portfolio     1,341,567,622        64,337,226      (136,078,944)
Janus Aspen Core Equity Portfolio(1)              12,939,043         1,195,062          (647,762)
Janus Aspen Balanced Portfolio                 3,583,879,657       165,251,987      (134,305,624)
Janus Aspen Growth and Income Portfolio          181,186,556        13,252,569       (15,621,028)
Janus Aspen Strategic Value Portfolio             19,976,895         1,388,060          (874,169)
Janus Aspen International Growth Portfolio     1,493,296,196       117,040,981      (162,855,615)
Janus Aspen Worldwide Growth Portfolio         5,659,883,189       624,516,495      (397,171,004)
Janus Aspen Global Life Sciences Portfolio        46,913,740         6,353,043        (3,265,149)
Janus Aspen Global Technology Portfolio          363,934,247        17,581,524       (89,311,696)
Janus Aspen Global Value Portfolio                 1,948,264           181,942          (109,881)
Janus Aspen Flexible Income Portfolio            384,524,745         4,507,513        (5,141,970)
Janus Aspen Money Market Portfolio               100,126,254                --                --
-------------------------------------------------------------------------------------------------

(1) Formerly, Janus Aspen Equity Income Portfolio.

80 JANUS ASPEN SERIES / DECEMBER 31, 2001

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                                                   Distributions
                                              --------------------------------------------
                                             From Ordinary   From Long-Term  Tax Return of   Net Investment
Portfolio                                        Income      Capital Gains      Capital           Loss
-----------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                  $  1,847,982    $  6,012,058    $     80,158               --
Janus Aspen Aggressive Growth Portfolio                 --              --              --    $ (6,295,306)
Janus Aspen Capital Appreciation Portfolio      15,053,392              --              --               --
Janus Aspen Core Equity Portfolio(1)               115,466         486,175              --               --
Janus Aspen Balanced Portfolio                  92,482,786              --              --               --
Janus Aspen Growth and Income Portfolio          2,121,080              --              --               --
Janus Aspen Strategic Value Portfolio               46,525              --           2,582               --
Janus Aspen International Growth Portfolio      12,432,489              --       1,195,542               --
Janus Aspen Worldwide Growth Portfolio          30,870,469              --              --               --
Janus Aspen Global Life Sciences Portfolio           3,080              --           5,771        (176,000)
Janus Aspen Global Technology Portfolio          2,264,658              --          23,044               --
Janus Aspen Global Value Portfolio                   1,404              --              --               --
Janus Aspen Flexible Income Portfolio           19,405,510              --              --               --
Janus Aspen Money Market Portfolio               3,919,449              --              --
-----------------------------------------------------------------------------------------------------------

(1) Formerly, Janus Aspen Equity Income Portfolio.

Janus Aspen International Growth and Janus Aspen Worldwide Growth Portfolios have elected to pass through to shareholders foreign taxes under Section 853. Foreign taxes paid and foreign source income for the Portfolios are as follows:

Portfolio                                         Foreign Taxes Paid    Foreign Source Income
---------------------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio            $1,552,165             $ 8,979,357
Janus Aspen Worldwide Growth Portfolio                 5,492,843              27,800,589
---------------------------------------------------------------------------------------------



                                       JANUS ASPEN SERIES / DECEMBER 31, 2001 81

4. EXPENSES

The Portfolios' expenses may be reduced through expense-reduction arrangements. Those arrangements include the use of broker commissions paid to DST Securities, Inc. and uninvested cash balances earning interest with the Portfolios' custodian. The Statements of Operations reflect the total expenses before any offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers.

Janus Aspen Series Service Shares incur a pro rata share of operating expenses. In addition, the Service Shares pay a distribution fee of up to .25% of average net assets.

5. EXPENSE RATIOS

Listed below are the gross expense ratios for the various Portfolios that would be in effect, absent the waiver of certain fees, and offsets.

                                                           Institutional Shares               Service Shares
Portfolio                                    2001    2000       1999    1998       1997       2001       2000
-----------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                 0.66%   0.67%      0.69%   0.75%      0.78%      0.91%      0.92%
Janus Aspen Aggressive Growth Portfolio      0.67%   0.66%      0.70%   0.75%      0.78%      0.92%      0.92%
Janus Aspen Capital Appreciation Portfolio   0.66%   0.67%      0.79%   0.97%      2.19%(4)   0.91%      0.92%
Janus Aspen Core Equity Portfolio(6)         1.13%   1.65%      1.38%   1.86%      5.75%(4)   1.30%      2.03%
Janus Aspen Balanced Portfolio               0.66%   0.66%      0.69%   0.74%      0.83%      0.91%      0.92%
Janus Aspen Growth and Income Portfolio      0.70%   0.78%      1.15%   3.06%(3)    N/A       0.95%      1.11%
Janus Aspen Strategic Value Portfolio        1.34%   3.45%(1)    N/A     N/A        N/A       1.60%      3.72%(1)
Janus Aspen International Growth Portfolio   0.71%   0.71%      0.84%   0.95%      1.08%      0.96%      0.96%
Janus Aspen Worldwide Growth Portfolio       0.69%   0.69%      0.71%   0.74%      0.81%      0.94%      0.95%
Janus Aspen Global Life Sciences Portfolio   0.81%   1.03%(2)    N/A     N/A        N/A       1.07%      1.20%(2)
Janus Aspen Global Technology Portfolio      0.68%   0.69%(2)    N/A     N/A        N/A       0.95%      0.94%(2)
Janus Aspen Global Value Portfolio            N/A     N/A        N/A     N/A        N/A       3.62%(5)    N/A
Janus Aspen Flexible Income Portfolio        0.67%   0.76%      0.72%   0.73%      0.75%      0.91%      0.99%
Janus Aspen Money Market Portfolio           0.34%   0.36%      0.43%   0.34%      0.55%      0.59%      0.61%
-----------------------------------------------------------------------------------------------------------------

(1) Period May 1, 2000 (inception) to December 31, 2000.
(2) Period January 18, 2000 (inception) to December 31, 2000.
(3) Period May 1, 1998 (inception) to December 31, 1998.
(4) Period May 1, 1997 (inception) to December 31, 1997.
(5) Period May 1, 2001 (inception) to December 31, 2001.
(6) Formerly, Janus Aspen Equity Income Portfolio.


82 JANUS ASPEN SERIES / DECEMBER 31, 2001

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (UNAUDITED)

1. PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in each Portfolio (from inception) with one or more widely used market indices through December 31, 2001.

When comparing the performance of a Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are also quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Portfolios that invest in foreign securities also provide a summary of investments by country. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolios on the last day of the reporting period.

The Portfolios' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolios' liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as forward currency contracts.

The last section of this statement reports the net asset value (NAV) per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolios' net assets (assets minus liabilities) by the number of shares outstanding.

                                       JANUS ASPEN SERIES / DECEMBER 31, 2001 83

Explanations of Charts, Tables and Financial Statements (continued) (unaudited)

4. STATEMENT OF OPERATIONS

This statement details the Portfolios' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, titled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolios, including the advisory fee paid to the investment adviser, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Portfolios. Portfolios realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolios during the period. "Net Realized and Unrealized Gain/ (Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolios' net assets during the reporting period. Changes in the Portfolios' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolios' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolios' investment performance. The Portfolios' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolios' net assets will not be affected. If you compare each Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolios through purchases or withdrawal via redemptions. Each Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from a Portfolio.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolios' net assets. Because Portfolios must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

84 JANUS ASPEN SERIES / DECEMBER 31, 2001

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the net asset value (NAV) for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolios. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Portfolios for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolios' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income summarizes the income earned divided by the average net assets of a Portfolio during the reporting period. Don't confuse this ratio with a Portfolio's yield. The net investment income ratio is not a true measure of a Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire Portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the Portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the Portfolio is sold every six months.

                                       JANUS ASPEN SERIES / DECEMBER 31, 2001 85

TRUSTEES AND OFFICERS (UNAUDITED)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years. Each Trustee has served in that capacity since he was originally elected or appointed. In addition, each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Funds and Janus Adviser Series. Collectively, these three registered investment companies consist of 51 series or funds.

The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders.

TRUSTEES

                                                                                                 Number of
                                                                                                 Portfolios in
                                                                                                 Fund Complex
                                                 Length of     Principal Occupations             Overseen       Other Directorships
Name, Age and Address  Positions Held with Fund  Time Served   During the Past Five Years        by Trustee     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
Thomas H. Bailey*      President, Chairman       5/93-Present  President, Chairman, Chief        51             N/A
100 Fillmore Street    and Trustee                             Executive Officer and Director
Denver, CO 80206                                               of Janus Capital. Formerly,
Age 64                                                         Director (1997-2001) of Janus
                                                               Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
Dennis B. Mullen       Trustee                   9/93-Present  Private Investor. Formerly        51             N/A
100 Fillmore Street                                            (1997-1998) Chief Financial
Denver, CO 80206                                               Officer - Boston Market Concepts,
Age 58                                                         Boston Chicken, Inc., Golden, CO
                                                               (a restaurant chain)

James T. Rothe         Trustee                   1/97-Present  Distinguished Visiting Professor  51             Director, Analytical
100 Fillmore Street                                            of Business, Thunderbird                         Surveys, Inc.;
Denver, CO 80206                                               (American Graduate School of                     Director, Optika,
Age 58                                                         International Management),                       Inc.; Director,
                                                               Phoenix, AZ, and Professor of                    Neocore Corp.
                                                               Business, University of Colorado,
                                                               Colorado Springs, CO. Formerly
                                                               (1988-1999) Principal of Phillips-
                                                               Smith Retail Group, Colorado
                                                               Springs, CO (a venture capital
                                                               firm)

William D. Stewart     Trustee                   9/93-Present  Corporate Vice President and      51             N/A
100 Fillmore Street                                            General Manager of MKS
Denver, CO 80206                                               Instruments - HPS Products,
Age 57                                                         Boulder, CO (a manufacturer of
                                                               vacuum fittings and valves)

Martin H. Waldinger    Trustee                   9/93-Present  Consultant                        51             N/A
100 Fillmore Street
Denver, CO 80206
Age 63
------------------------------------------------------------------------------------------------------------------------------------

*Mr. Bailey is an "interested person" of the Trust by virtue of his positions with Janus Capital.



86 JANUS ASPEN SERIES / DECEMBER 31, 2001

OFFICERS

                                                                  Term of Office*            Principal Occupations
Name, Age and Address  Positions Held with Fund                   and Length of Time Served  During the Past Five Years
-----------------------------------------------------------------------------------------------------------------------------------
Laurence J. Chang**    Executive Vice President and Co-Portfolio  1/00-Present               Vice President of Janus Capital.
100 Fillmore Street    Manager Worldwide Growth Portfolio                                    Formerly, Analyst (1993-1998)
Denver, CO 80206                                                                             for Janus Capital.
Age 36

David J. Corkins**     Executive Vice President and Portfolio     11/97-Present              Vice President of Janus Capital.
100 Fillmore Street    Manager Growth and Income Portfolio                                   Formerly, Analyst (1995-1997)
Denver, CO 80206                                                                             for Janus Capital.
Age 35

David C. Decker**      Executive Vice President and Portfolio     12/99-Present              Vice President of Janus Capital.
100 Fillmore Street    Manager Strategic Value Portfolio
Denver, CO 80206
Age 35

James P. Goff**        Executive Vice President and Portfolio     9/93-1/02                  Vice President of Janus Capital.
100 Fillmore Street    Manager Aggressive Growth Portfolio
Denver, CO 80206
Age 37

Helen Young Hayes**    Executive Vice President and Co-Portfolio  3/94-Present               Vice President and Director of
100 Fillmore Street    Manager International Growth Portfolio                                Janus Capital.
Denver, CO 80206       and Worldwide Growth Portfolio
Age 39

C. Mike Lu**           Executive Vice President and Portfolio     12/99-Present              Vice President of Janus Capital.
100 Fillmore Street    Manager Global Technology Portfolio                                   Formerly, Analyst (1991-1998) for
Denver, CO 80206                                                                             Janus Capital.
Age 32

Brent A. Lynn**        Executive Vice President and Co-Portfolio  1/01-Present               Vice President of JanusCapital.
100 Fillmore Street    Manager International Growth Portfolio                                Formerly, Analyst (1991-2001) for
Denver, CO 80206                                                                             Janus Capital.
Age 37

Thomas R. Malley**     Executive Vice President and Portfolio     12/99-Present              Vice President of Janus Capital.
100 Fillmore Street    Manager Global Life Sciences Portfolio                                Formerly, Analyst (1991-1998) for
Denver, CO 80206                                                                             Janus Capital.
Age 33

Karen L. Reidy**       Executive Vice President and Portfolio     1/00-Present               Vice President of Janus Capital.
100 Fillmore Street    Manager Balanced Portfolio and                                        Formerly, Analyst (1995-1999)
Denver, CO 80206       Core Equity Portfolio                                                 of Janus Capital.
Age 34

Blaine P. Rollins**    Executive Vice President and Portfolio     1/00-Present               Vice President of Janus Capital.
100 Fillmore Street    Manager Growth Portfolio
Denver, CO 80206
Age 34

Scott W. Schoelzel**   Executive Vice President and Portfolio     5/97-Present               Vice President of Janus Capital.
100 Fillmore Street    Manager Capital Appreciation Portfolio
Denver, CO 80206
Age 43

Ronald V. Speaker**    Executive Vice President and Portfolio     5/93-Present               Vice President of Janus Capital.
100 Fillmore Street    Manager Flexible Income Portfolio
Denver, CO 80206
Age 37

J. Eric Thorderson**   Executive Vice President and Portfolio     1/01-Present               Vice President of Janus Capital.
100 Fillmore Street    Manager Money Market Portfolio                                        Formerly, Senior Analyst (1996-1999)
Denver, CO 80206                                                                             for Janus Capital.
Age 40
-----------------------------------------------------------------------------------------------------------------------------------

*Officers are elected annually by the Trustees for a one-year term. **"Interested person" of the Trust by virtue of positions with Janus Capital.

                                       JANUS ASPEN SERIES / DECEMBER 31, 2001 87

Trustees and Officers (continued) (unaudited)

                                                                  Term of Office*            Principal Occupations
Name, Age and Address  Positions Held with Fund                   and Length of Time Served  During the Past Five Years
-----------------------------------------------------------------------------------------------------------------------------------
Jason P. Yee**         Executive Vice President and Portfolio     3/01-Present               Vice President of Janus Capital.
100 Fillmore Street    Manager Global Value Portfolio                                        Formerly, Analyst (1992-1997)
Denver, CO 80206                                                                             for Janus Capital.
Age 32

Thomas A. Early**      Vice President and General Counsel         3/98-Present               Vice President, General Counsel and
100 Fillmore Street                                                                          Secretary of Janus Capital; Vice
Denver, CO 80206                                                                             President, General Counsel, Secretary
Age 47                                                                                       and Director of Janus Distributors,
                                                                                             Inc., Janus Service Corporation, Janus
                                                                                             Capital International Ltd., Janus
                                                                                             Institutional Services, Inc., and Janus
                                                                                             International Holding Company; Vice
                                                                                             President. General Counsel and Director
                                                                                             to Janus International (Asia) Limited
                                                                                             and Janus International Limited; Vice
                                                                                             President, General Counsel and
                                                                                             Secretary to the Janus Foundation and
                                                                                             Director for Janus Capital Trust
                                                                                             Manager Limited and Janus World Funds.
                                                                                             Formerly, Executive Vice President and
                                                                                             General Counsel/Mutual Funds (1994-
                                                                                             1998) of Prudential Insurance Company.

Bonnie M. Howe**       Vice President                             12/99-Present              Vice President and Assistant General
100 Fillmore Street                                                                          Counsel to Janus Capital, Janus
Denver, CO 80206                                                                             Distributors, Inc. and Janus Service
Age 36                                                                                       Corporation. Formerly, Assistant Vice
                                                                                             President (1997-1999) and Associate
                                                                                             Counsel (1995-1999) for Janus Capital
                                                                                             and Assistant Vice President (1998-
                                                                                             2000) for Janus Service Corporation.

Kelley Abbott Howes**  Vice President and Secretary               12/99-Present              Vice President and Assistant General
100 Fillmore Street                                                                          Counsel to Janus Capital, Janus
Denver, CO 80206                                                                             Distributors, Inc. and Janus Service
Age 36                                                                                       Corporation. Formerly, Assistant Vice
                                                                                             President (1997-1999) of Janus Capital;
                                                                                             Chief Compliance Officer, Director and
                                                                                             President (1997-1999) of Janus
                                                                                             Distributors, Inc.; and Assistant Vice
                                                                                             President (1998-2000) of Janus
                                                                                             Service Corporation.

Glenn P. O'Flaherty**  Treasurer and Chief Accounting Officer     1/96-Present               Vice President of Janus Capital.
100 Fillmore Street                                                                          Formerly, Director of Fund Accounting
Denver, CO 80206                                                                             (1991-1997) of Janus Capital.
Age 43

Loren M. Starr**       Vice President and Chief Financial Officer  9/01-Present              Vice President of Finance, Treasurer
100 Fillmore Street                                                                          and Chief Financial Officer of Janus
Denver, CO 80206                                                                             Capital. Formerly, Managing Director,
Age 40                                                                                       Treasurer and Head of Corporate Finance
                                                                                             and Reporting (1998-2001) for Putnam
                                                                                             Investments; and Senior Vice President
                                                                                             of Financial Planning and Analysis
                                                                                             (1996-1998) for Lehman Brothers, Inc.

Heidi J. Walter**      Vice President                             4/00-Present               Vice President and Assistant General
100 Fillmore Street                                                                          Counsel to Janus Capital, Janus
Denver, CO 80206                                                                             Distributors, Inc. and Janus Service
Age 34                                                                                       Corporation. Formerly, Vice President
                                                                                             and Senior Legal Counsel (1995-1999)
                                                                                             for Stein Roe & Farnham, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

*Officers are elected annually by the Trustees for a one-year term. **"Interested person" of the Trust by virtue of positions with Janus Capital.


88 JANUS ASPEN SERIES / DECEMBER 31, 2001

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders
of Janus Aspen Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Core Equity Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Growth and Income Portfolio, Janus Aspen Strategic Value Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Global Life Sciences Portfolio, Janus Aspen Global Technology Portfolio, Janus Aspen Global Value Portfolio, Janus Aspen Flexible Income Portfolio and Janus Aspen Money Market Portfolio (constituting the Janus Aspen Series, hereafter referred to as the "Portfolios") at December 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001, by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.





                        /s/ PricewaterhouseCoopers LLP

                        PricewaterhouseCoopers LLP
                        Denver, Colorado
                        February 7, 2002



                                       JANUS ASPEN SERIES / DECEMBER 31, 2001 89

                                  [LOGO] JANUS
                               100 Fillmore Street
                           Denver, Colorado 80206-4923
                                 1-800-504-4440

Portfolios distributed by Janus Distributors, Inc. (1/02) This material must be preceded or accompanied by a prospectus.

[LOGO] Recycled Paper

INSJASANNUAL

December 31, 2001

Berger Institutional
Products Trust
Annual Report

[BERGER FUNDS LOGO]

BERGER IPT-GROWTH

BERGER IPT-LARGE CAP GROWTH FUND

BERGER IPT-SMALL COMPANY GROWTH FUND

BERGER IPT-NEW GENERATION FUND

BERGER IPT-INTERNATIONAL FUND

This report reflects the financial position of the Fund at December 31, 2001 and the results of operations and changes in its net assets for the periods indicated.

                                                                Berger IPT Funds

TABLE OF CONTENTS
===============================================================================

BERGER IPT FUNDS

Berger IPT-Growth Fund .....................................................  4

Berger IPT- Large Cap Growth Fund ..........................................  8

Berger IPT-Small Company Growth Fund ....................................... 12

Berger IPT-New Generation Fund ............................................. 16

Berger IPT-International Fund .............................................. 20

FINANCIAL STATEMENTS AND NOTES

Statements of Assets and Liabilities ....................................... 25

Statements of Operations ................................................... 26

Statements of Changes in Net Assets ........................................ 27

Notes to Financial Statements .............................................. 30

FINANCIAL HIGHLIGHTS ....................................................... 35

REPORT OF INDEPENDENT ACCOUNTANTS .......................................... 38

OTHER MATTERS (UNAUDITED) .................................................. 39

FUND TRUSTEES AND OFFICERS (UNAUDITED) ..................................... 40

This material must be preceded or accompanied by a prospectus. Berger Distributors LLC ~ Member NASD (2/02)

                              Berger IPT Funds o December 31, 2001 Annual Report

4

BERGER IPT-                    Ticker Symbol                               BGROX
GROWTH FUND                    PORTFOLIO MANAGER COMMENTARY   JAY W. TRACEY, CFA
================================================================================
Market Conditions

The past year was one of the most difficult investment periods on record, especially for growth stock investors. Growth stocks underperformed the market in general and value stocks in particular for two main reasons. First, the economy slowed suddenly. Although this affected the earnings growth of most companies, the impact fell harder on companies that had been posting superior growth. Second, valuations accorded to companies with superior growth had reached much higher-than-average levels by March of 2000, reflecting their higher growth rates. Those premiums shrank with the companies' slowing revenue and earnings growth. In general, the combination of declining growth rates and lower valuations caused growth stock prices to drop more than the market.

Fund Performance

Berger IPT-Growth Fund (the "Fund") declined in value by 32.51% for the year ended December 31, 2001, compared with a 19.63% decline in the Russell 3000 Growth Index(1) and an 11.88% decline in the S&P 500 Index.(2)

Despite a good fourth-quarter rebound, the technology sector was a significant source of underperformance in 2001. As a result of relatively high valuations at the beginning of the year, as well as slowing growth rates over the course of the year, most technology stocks experienced a very tough year. Communications technology stocks were among the hardest hit this period as carriers and corporate customers severely cut capital spending on communications equipment. The Fund's holdings in such stocks as CIENA Corp., Nortel Networks Corp., Corning, Inc., JDS Uniphase Corp. and ONI Systems Corp. were sold during the year, but not before having a negative impact on the Fund's performance.

There were a few bright spots within the technology sector, including Concurrent Computer Corp., which is benefiting from increasing acceptance of its video-on-demand systems by cable TV companies. We initiated a new position in customer relationship management (CRM) software-maker Peoplesoft, Inc. that positively contributed to the Fund's performance. The Fund's position in Texas Instruments, Inc. was also a positive contributor as a result of the improved outlook for the company's wireless communications products in the fourth quarter.

In general, healthcare companies were positive contributors to the Fund's performance this period. Health sciences stocks Amgen, Inc., Celgene Corp. and Sepracor, Inc. were strong enough in the fourth quarter to have a positive impact for the year. Hospital management company Tenet Healthcare Corp., which was added in the third quarter, also made positive contributions to the Fund's performance. Despite above-average relative sales and earnings growth, pharmaceutical stocks posted mixed results in 2001. American Home Products Corp. made a positive contribution, while Pfizer, Inc. had a slightly negative impact on Fund performance.

The consumer sector was also mixed. Restaurant stocks, including Brinker International, Inc. and P.F. Chang's China Bistro, Inc., added to the Fund's performance, while broadcast companies such as Clear Channel Communications, Inc. suffered from a weak advertising environment. Retail stocks were among the stock market's best performers, and the Fund benefited from its holdings in Best Buy Co., Inc., Bed Bath & Beyond, Inc., and Abercrombie & Fitch Co.

The Fund's financial holdings posted mixed results as well. Investors Financial Services Corp., Capital One Financial Corp. and American International Group, Inc. were modestly positive performers; AmeriCredit Corp. and Washington Mutual, Inc. were underperformers. Lending institutions have benefited from a positively sloped yield curve; however, with a slower economy, the "creditworthiness" of their loan portfolios has deteriorated to some extent.

We began the year overweighted in energy companies, which contributed positively to the Fund's performance in the first quarter. However, as oil and gas prices and business fundamentals deteriorated in the second quarter, we significantly reduced the Fund's energy weighting. In general, the Fund's energy holdings contributed negatively to performance. Independent power producers Constellation Energy Group, Inc. and Mirant Corp. also fell victim to the economic slowdown and were sold.

Outlook

We believe we have addressed the issues that led to the Fund's underperformance this past year and are looking forward to 2002. In our opinion, the Fund is better balanced, not only with respect to sector weightings, but also with regard to economic sensitivity. Technology and energy weightings were reduced, while less economically sensitive healthcare and consumer sector weightings were increased. We believe the outlook for the economy has improved in the last few months as inventories have been worked down and consumer confidence has improved. Fiscal and monetary policy have also become very stimulative, in our opinion. The stock market has suffered two down years that have been particularly hard on growth stocks. We are optimistic that 2002 holds brighter prospects for the stock market in general and for growth stocks in particular. Past performance is no guarantee of future results.

(1)The Russell 3000 Growth Index, which includes reinvestment of dividends, measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The Index is unmanaged, and investors cannot actually make investments in the Index.

(2)The S&P 500 Index is an unmanaged index, with dividends reinvested, that consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.


Berger IPT Funds o December 31, 2001 Annual Report

                                                                Berger IPT Funds

PERFORMANCE OVERVIEW

================================================================================


Berger IPT-Growth Fund
Growth of $10,000

[GRAPH]


                                12/31/01

Berger IPT-Growth Fund          $11,412

Russell 3000 Growth Index       $16,213

S&P 500 Index                   $19,103

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

One Year                        (32.51)%

Five Year                         1.89%

Life of Fund (5/1/96)             2.36%

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's change in value is compared to the Russell 3000 Growth Index, the Fund's new benchmark index, and the S&P 500 Index, the Fund's previous benchmark.The Fund is changing its benchmark index so that it correlates more closely to the investment style of the Fund.

================================================================================

SCHEDULE OF INVESTMENTS


                                                              December 31, 2001
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------

COMMON STOCK (91.11%)
Aerospace/Defense (0.60%)
         500     Northrop Grumman Corp.                               $  50,405
-------------------------------------------------------------------------------

Banks - Super Regional (0.57%)
         800     Northern Trust Corp.                                    48,176
-------------------------------------------------------------------------------

Beverages - Soft Drinks (1.50%)
       2,600     Pepsico, Inc.                                          126,594
-------------------------------------------------------------------------------

Commercial Services - Miscellaneous (1.70%)
       3,900     The Corporate Executive Board Co.*                     143,130
-------------------------------------------------------------------------------

Commercial Services - Schools (0.82%)
       1,900     Education Management Corp.*                             68,875
-------------------------------------------------------------------------------

Commercial Services - Security/Safety (0.92%)
       2,200     Macrovision Corp.*                                      77,484
-------------------------------------------------------------------------------

Computer - Manufacturers (3.16%)
       5,500     Concurrent Computer Corp.*                              81,675
       1,200     International Business Machines Corp.                  145,152
       3,200     Sun Microsystems, Inc.*                                 39,360
-------------------------------------------------------------------------------
                                                                        266,187
-------------------------------------------------------------------------------

Common Stock (91.11%) - continued
Computer - Memory Devices (0.70%)
       2,700     Network Appliance, Inc.*                             $  59,049
-------------------------------------------------------------------------------
Computer - Networking (0.87%)
       3,000     McDATA Corp. - Class A*                                 73,500
-------------------------------------------------------------------------------

Computer Software - Desktop (3.18%)
       3,000     Borland Software Corp.*                                 46,980
       3,340     Microsoft Corp.*                                       221,275
-------------------------------------------------------------------------------
                                                                        268,255
-------------------------------------------------------------------------------

Computer Software - Enterprise (5.21%)
       7,400     J.D. Edwards & Co.*                                    121,730
       2,000     Oracle Corp.*                                           27,620
       3,000     Peoplesoft, Inc.*                                      120,600
       5,400     Peregrine Systems, Inc.*                                80,082
       2,000     VERITAS Software Corp.*                                 89,660
-------------------------------------------------------------------------------
                                                                        439,692
-------------------------------------------------------------------------------

Computer Software - Security (0.94%)
       2,000     Check Point Software Technologies Ltd.*                 79,780
-------------------------------------------------------------------------------


                              Berger IPT Funds o December 31, 2001 Annual Report

6

Berger IPT-
Growth Fund

================================================================================

SCHEDULE OF INVESTMENTS


                                                               December 31, 2001
-------------------------------------------------------------------------------
Shares                                                                     Value
-------------------------------------------------------------------------------

Common Stock (91.11%) - continued
Diversified Operations (5.59%)
       5,700     AOL Time Warner, Inc.*                               $ 182,970
       4,900     Tyco International Ltd.                                288,610
-------------------------------------------------------------------------------
                                                                        471,580
-------------------------------------------------------------------------------

Electrical - Equipment (2.13%)
       4,490     General Electric Co.                                   179,959
-------------------------------------------------------------------------------

Electronics - Measuring Instruments (0.55%)
       1,200     Waters Corp.*                                           46,500
-------------------------------------------------------------------------------

Electronics - Miscellaneous Components (0.61%)
       2,700     RF Micro Devices, Inc.*                                 51,921
-------------------------------------------------------------------------------

Electronics - Miscellaneous Products (0.62%)
       1,300     Celestica, Inc.*                                        52,507
-------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (3.28%)
       1,500     Analog Devices, Inc.*                                   66,585
       3,400     GlobespanVirata, Inc.*                                  44,030
       1,400     Intersil Corp. - Class A*                               45,150
       3,900     Sanmina SCI Corp.*                                      77,610
       1,100     Xilinx, Inc.*                                           42,955
-------------------------------------------------------------------------------
                                                                        276,330
-------------------------------------------------------------------------------

Finance - Mortgage & Related Services (1.01%)
       1,300     Freddie Mac                                             85,020
-------------------------------------------------------------------------------

Financial Services - Miscellaneous (3.12%)
       5,000     Concord EFS, Inc.*                                     163,900
       1,500     Investors Financial Services Corp.                      99,315
-------------------------------------------------------------------------------
                                                                        263,215

Insurance - Property/Casualty/Title (1.79%)
       1,900     American International Group, Inc.                     150,860
-------------------------------------------------------------------------------

Internet - E*Commerce (1.27%)
       1,600     eBay, Inc. *                                           107,040
-------------------------------------------------------------------------------

Internet - Network Security/Solutions (1.67%)
       3,700     VeriSign, Inc. *                                       140,748
-------------------------------------------------------------------------------

Internet - Software (0.84%)
       3,200     Quest Software, Inc.*                                   70,752
-------------------------------------------------------------------------------

Media - Cable TV (6.21%)

       5,920     CHARTER COMMUNICATIONS, INC.*                           97,265
       2,950     Comcast Corp. - Special Class A*                       106,200
       1,970     Cox Communications, Inc. - Class A*                     82,563
       3,300     EchoStar Communications Corp. -
                 Class A*                      90,651
      10,484     Liberty Media Corp. - Class A*                         146,776
-------------------------------------------------------------------------------
                                                                        523,455
-------------------------------------------------------------------------------

Common Stock (91.11%) - continued
Medical - Biomedical/Genetics (7.13%)
       1,200     Abgenix, Inc *                                       $  40,368
       1,500     Amgen, Inc.*                                            84,660
       2,700     Celgene Corp.*                                          86,184
       2,300     Genentech, Inc.*                                       124,775
         600     IDEC Pharmaceuticals Corp.*                             41,358
       4,600     Medarex, Inc.*                                          82,616
       2,000     Medimmune, Inc.*                                        92,700
       2,000     Millenium Pharmaceuticals, Inc.*                        49,020
-------------------------------------------------------------------------------
                                                                        601,681
-------------------------------------------------------------------------------

Medical - Drug/Diversified (1.06%)
       1,600     Abbott Laboratories                                     89,200
-------------------------------------------------------------------------------

Medical - Ethical Drugs (9.48%)
       3,700     American Home Products Corp.                           227,032
       2,000     King Pharmaceuticals, Inc.*                             84,260
       7,770     Pfizer, Inc.                                           309,635
       4,200     Pharmacia Corp.                                        179,130
-------------------------------------------------------------------------------
                                                                        800,057
-------------------------------------------------------------------------------

Medical - Hospitals (3.09%)
       4,900     Health Management Associates, Inc. -
                 Class A*                                                90,160
       2,900     Tenet Healthcare Corp.*                                170,288
-------------------------------------------------------------------------------
                                                                        260,448

Medical - Instruments (1.64%)
       2,700     Medtronic, Inc.                                        138,267
-------------------------------------------------------------------------------

Medical - Products (2.13%)
       2,400     Baxter International, Inc.                             128,712
         900     Sepracor, Inc.*                                         51,354
-------------------------------------------------------------------------------
                                                                        180,066
-------------------------------------------------------------------------------

Medical - Wholesale Drugs/Sundries (0.77%)
       1,000     Cardinal Health, Inc.                                   64,660
-------------------------------------------------------------------------------

Oil & Gas - International Integrated (0.98%)
       2,500     Suncor Energy, Inc.                                     82,350
-------------------------------------------------------------------------------

Oil & Gas - Machinery & Equipment (1.15%)
       2,600     Weatherford International, Inc.*                        96,876
-------------------------------------------------------------------------------
Retail - Apparel/Shoe (0.54%)
       1,300     AnnTaylor Stores Corp.*                                 45,500
-------------------------------------------------------------------------------

Retail - Consumer Electronics (1.41%)
       1,600     Best Buy Co., Inc.*                                    119,168
-------------------------------------------------------------------------------
Retail - Major Discount Chains (1.71%)
       2,500     Wal-Mart Stores, Inc.                                  143,875
-------------------------------------------------------------------------------


Berger IPT Funds o December 31, 2001 Annual Report

                                                                               7
                                                                Berger IPT Funds
================================================================================

SCHEDULE OF INVESTMENTS



                                                               December 31, 2001
-------------------------------------------------------------------------------
Shares/Par Value                                                           Value
-------------------------------------------------------------------------------

Common Stock (91.11%) - continued
Retail - Miscellaneous/Diversified (0.88%)
       2,200     Bed Bath & Beyond, Inc. *                            $  74,580
-------------------------------------------------------------------------------

Retail - Restaurants (4.27%)
       5,900     Brinker International, Inc. *                          175,584
       2,800     P.F. Chang's China Bistro, Inc. *                      132,440
       1,000     Panera Bread Co. *                                      52,040
-------------------------------------------------------------------------------
                                                                        360,064
-------------------------------------------------------------------------------

Retail/Wholesale - Building Products (1.81%)
       3,000     Home Depot, Inc.                                       153,030
-------------------------------------------------------------------------------

Telecommunications - Cellular (1.59%)
       5,500     Sprint Corp. (PCS Group) *                             134,255
-------------------------------------------------------------------------------

Telecommunications - Equipment (2.61%)
       4,400     Nokia Corp. - Spon. ADR                                107,932
       1,100     QUALCOMM, Inc. *                                        55,550
       2,000     UTStarcom, Inc. *                                       57,000
-------------------------------------------------------------------------------
                                                                        220,482
-------------------------------------------------------------------------------

Total Common Stock
(Cost $7,322,913)                                                     7,685,573
-------------------------------------------------------------------------------

U.S. Government Agency Obligations (4.74%)
    $400,000     Fannie Mae Discount Note; 1.45%,
                 1/2/2002                                               399,984
-------------------------------------------------------------------------------
Total U.S. Government Agency Obligations
(Cost $399,984)                                                         399,984
-------------------------------------------------------------------------------

Repurchase Agreement (3.72%)
    $314,000     State Street Repurchase Agreement,
                 1.40% dated December 31, 2001,
                 to be repurchased at $314,024 on
                 January 2, 2002, collateralized by
                 FHLB Agency Note, 5.00% -
                 February 14, 2003 with a value of
                 $324,464                                               314,000
-------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $314,000)                                                         314,000
-------------------------------------------------------------------------------
Total Investments (Cost $8,036,897) (99.57%)                          8,399,557
Total Other Assets, Less Liabilities (0.43%)                             36,220
-------------------------------------------------------------------------------
Net Assets (100.00%)                                                 $8,435,777
-------------------------------------------------------------------------------

*Non-income producing security.
ADR  - American Depositary Receipt.
FHLB - Federal Home Loan Bank.


See notes to financial statements.


                              Berger IPT Funds o December 31, 2001 Annual Report

8

BERGER IPT-LARGE CAP       Ticker Symbol                                   BGINX
GROWTH FUND                PORTFOLIO MANAGER COMMENTARY    STEVEN L. FOSSEL, CFA
================================================================================

Market Conditions

The past year was one of the most difficult investment periods on record, especially for growth stock investors. Growth stocks underperformed the market in general and value stocks in particular for two main reasons. First, the economy slowed suddenly. Although this affected the earnings growth of most companies, the impact fell harder on companies that had been posting superior growth. Second, valuations accorded to companies with superior growth had reached much higher-than-average levels, reflecting their higher growth rates, and those premiums shrank with the companies' slowing revenue and earnings growth. The combination of declining growth rates and lower valuations caused growth stock prices to drop more than the market in general.

Fund Performance

Against this difficult backdrop, the Berger IPT-Large Cap Growth Fund (the "Fund") was down 25.26% for the year ended December 31, 2001, compared with a 20.42% decline in the Russell 1000 Growth Index(1) and an 11.88% decline in the S&P 500 Index(2). Over the last year, most major industry sectors performed poorly with technology, communications, utility and energy services being the hardest hit. The key reason for the Fund's underperformance was that we held many companies, especially technology companies, whose fast growth rates and higher valuations suffered sharp declines.

Although we significantly reduced our technology exposure throughout the year, we did not foresee the magnitude or duration of the decline in this sector. Many of our technology stocks were down dramatically, and the Fund particularly suffered from its large holdings of networking, storage and software stocks. Among networking stocks, JDS Uniphase Corp., Corning, Inc., Nortel Networks Corp. and Cisco Systems, Inc. dragged down performance. So did the Fund's storage holdings, including EMC Corp. and Network Appliance, Inc. In software, Oracle Corp. and VeriSign, Inc. had a negative impact on Fund performance.

Believing that many networking stocks will experience a protracted decline in orders, we sold our positions in Corning, Nortel and JDS Uniphase. We are more sanguine about the outlook for several software stocks. VeriSign, for example, has continued to show strong growth throughout this period, so we increased our position in the stock. The company has a market-share lead, strong management and high barriers to entry in its business. We also continue to hold Veritas Software Corp. because it has improved its competitive position and should benefit from an economic recovery. On a positive note, technology started performing better later in the year and International Business Machines Corp., Microsoft Corp. and Intel Corp. all contributed positively to the Fund's performance.

The energy and utility sectors were strong in the beginning of the year but much weaker the second half. Many of the Fund's energy services holdings such as Nabors Industries, Inc. were good performers in the first part of the year as a result of strong commodity prices and high drilling activity. This trend reversed itself in the second half of the year as slowing economic activity caused deterioration in the supply/demand balance. We sold several holdings, including Nabors Industries, Inc., at the beginning of this downward trend.

In other sectors the news was less bleak with some bright spots. In communications, the Fund suffered a decline in Qwest Communications International, Inc. but enjoyed a rise in Sprint Corp. (PCS Group). Retail holdings Wal-Mart Stores, Inc. and Best Buy Co., Inc. did well while The Kroger Co. did poorly. Financial stocks showed a similar mixed pattern. Market-sensitive stocks such as Charles Schwab & Co., Inc. and Morgan Stanley Dean Witter & Co. suffered declines, while consistent growth companies like Freddie Mac and Fifth Third Bancorp. were positive contributors to performance. Individual company execution and stock picking were crucial in these sectors.

At the end of the period, healthcare was the Fund's second-largest sector. We increased our holdings in this sector over the year because many companies are showing strong growth that is not affected by the current economic weakness. We purchased several healthcare services companies such as Tenet Healthcare Corp. and Anthem, Inc. that were positive contributors to performance. Accelerating sales growth in hospital stocks such as Tenet Healthcare and HCA, Inc. is resulting in margin expansion and better-than-expected earnings growth. American Home Products Corp. and Medtronic, Inc. were also strong performers for the Fund. We continue to own several biotechnology stocks such as Genentech, Inc. that declined for the year on the contraction in industry valuations but remain attractive as a result of strong growth in existing products and an exciting product pipeline.

Outlook

We believe we have addressed the issues that led to the Fund's underperformance this past year and are looking forward to a fresh start for the coming year. In our opinion the Fund is better balanced, with decreased exposure to technology and increased exposure to the more stable healthcare, consumer and financial sectors. Stimulative economic and fiscal policy should also help the economy and the stock market in general.

Past performance is no guarantee of future results.

(1)The Russell 1000 Growth Index, which includes reinvestment of dividends, measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged, and investors cannot actually make investments in the Index.

(2)The S&P 500 Index is an unmanaged index, with dividends reinvested, that consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.


Berger IPT Funds o December 31, 2001 Annual Report

                                                                               9
PERFORMANCE OVERVIEW
                                                                Berger IPT Funds
================================================================================

BERGER IPT-LARGE
CAP GROWTH FUND

GROWTH OF $10,000

                                        12/31/01

Berger IPT-Large Cap Growth Fund        $18,471

Russell 1000 Growth Index               $16,893

S&P 500 Index                           $19,103


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001


One Year                                (25.26)%

Five Year                                10.64%

Life of Fund (5/1/96)                    11.43%

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's change in value is compared to the Russell 1000 Growth Index, the Fund's new benchmark index, and the S&P 500 Index, the Fund's previous benchmark.The Fund is changing its benchmark index so that it correlates more closely to the investment style of the Fund.

================================================================================

SCHEDULE OF INVESTMENTS



                                                              December 31, 2001
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------

Common Stock (93.66%)
Aerospace/Defense (1.88%)
       3,000     Northrop Grumman Corp.                               $ 302,430
      10,000     Raytheon Co.                                           324,700
-------------------------------------------------------------------------------
                                                                        627,130
-------------------------------------------------------------------------------

Banks - Money Center (2.59%)
      17,073     Citigroup, Inc.                                        861,845
-------------------------------------------------------------------------------

Banks - Super Regional (2.73%)

         8,825    FIFTH THIRD BANCORP.                                  541,237
       6,110     Northern Trust Corp.                                   367,944
-------------------------------------------------------------------------------
                                                                        909,181
-------------------------------------------------------------------------------

Beverages - Soft Drinks (1.02%)
       7,000     Pepsico, Inc.                                          340,830
-------------------------------------------------------------------------------

Commercial Services - Advertising (2.15%)
       8,000     Omnicom Group, Inc.                                    714,800
-------------------------------------------------------------------------------

Common Stock (93.66%) - continued
Computer - Manufacturers (3.36%)
       5,690     International Business
                 Machines Corp.                                       $ 688,262
      35,000     Sun Microsystems, Inc. *                               430,500
-------------------------------------------------------------------------------
                                                                      1,118,762
-------------------------------------------------------------------------------

Computer - Networking (1.54%)
      28,318     Cisco Systems, Inc. *                                  512,839
-------------------------------------------------------------------------------

Computer - Services (2.07%)
      10,000     Amdocs Ltd. *                                          339,700
       5,090     Electronic Data Systems Corp.                          348,920
-------------------------------------------------------------------------------
                                                                        688,620
-------------------------------------------------------------------------------

Computer Software - Desktop (3.81%)
      19,160     Microsoft Corp. *                                    1,269,350
-------------------------------------------------------------------------------

Computer Software - Enterprise (1.86%)
      28,610     Oracle Corp. *                                         395,104
       5,000     VERITAS Software Corp. *                               224,150
-------------------------------------------------------------------------------
                                                                        619,254
-------------------------------------------------------------------------------

                              Berger IPT Funds o December 31, 2001 Annual Report

10

BERGER IPT-LARGE CAP
GROWTH FUND
================================================================================

SCHEDULE OF INVESTMENTS


                                                               December 31, 2001
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------

Common Stock (93.66%) - continued
Computer Software - Security (1.80%)
      15,000     Check Point Software
                 Technologies Ltd.*                                   $ 598,350
-------------------------------------------------------------------------------

Diversified Operations (6.26%)
      20,080     AOL Time Warner, Inc.*                                 644,568
      24,450     Tyco International Ltd.                              1,440,105
-------------------------------------------------------------------------------
                                                                      2,084,673
-------------------------------------------------------------------------------

Electrical - Equipment (3.66%)
      30,420     General Electric Co.                                 1,219,234
-------------------------------------------------------------------------------

Electronics - Miscellaneous Products (1.30%)
      10,700     Celestica, Inc.*                                       432,173
-------------------------------------------------------------------------------

Electronics - Semiconductor Equipment (1.82%)
      12,230     Kla-Tencor Corp.*                                      606,119
-------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (3.86%)
       7,000     Analog Devices, Inc.*                                  310,730
      12,000     Intel Corp.                                            377,400
      15,000     Sanmina SCI Corp.*                                     298,500
      10,700     Texas Instruments, Inc.                                299,600
-------------------------------------------------------------------------------
                                                                      1,286,230
-------------------------------------------------------------------------------

Finance - Investment Brokers (1.22%)
       7,260     Morgan Stanley Dean Witter & Co.                       406,124
-------------------------------------------------------------------------------

Finance - Mortgage & Related Services (1.43%)
       7,300     Freddie Mac                                            477,420
-------------------------------------------------------------------------------

Financial Services - Miscellaneous (1.95%)
      19,800     Concord EFS, Inc.*                                     649,044
-------------------------------------------------------------------------------

Insurance - Property/Casualty/Title (2.09%)
       8,780     American International Group, Inc.                     697,132
-------------------------------------------------------------------------------

Internet - Network Security/Solutions (2.52%)
      22,100     VeriSign, Inc.*                                        840,684
-------------------------------------------------------------------------------

Media - Cable TV (6.27%)
      20,293     Charter Communications, Inc.*                          333,414
      13,350     Comcast Corp. - Special Class A*                       480,600
      26,500     EchoStar Communications Corp. -
                 Class A*                                               727,955
      39,170     Liberty Media Corp. - Class A*                         548,380
-------------------------------------------------------------------------------
                                                                      2,090,349
-------------------------------------------------------------------------------

Medical - Biomedical/Genetics (4.07%)
      10,380     Amgen, Inc.*                                           585,847
      14,230     Genentech, Inc.*                                       771,978
-------------------------------------------------------------------------------
                                                                      1,357,825
-------------------------------------------------------------------------------

Common Stock (93.66%) - continued
Medical - Drug/Diversified (1.17%)
       7,000     Abbott Laboratories                                  $ 390,250
-------------------------------------------------------------------------------
Medical - Ethical Drugs (8.94%)
      17,890     American Home Products Corp.                         1,097,730
      28,300     Pfizer, Inc.                                         1,127,755
      17,680     Pharmacia Corp.                                        754,052
-------------------------------------------------------------------------------
                                                                      2,979,537
-------------------------------------------------------------------------------

Medical - Hospitals (3.37%)
      11,500     HCA, Inc.                                              443,210
      11,550     Tenet Healthcare Corp.*                                678,216
-------------------------------------------------------------------------------
                                                                      1,121,426
-------------------------------------------------------------------------------

Medical - Instruments (1.68%)
      10,950     Medtronic, Inc.                                        560,750
-------------------------------------------------------------------------------

Medical - Products (1.38%)
       8,600     Baxter International, Inc.                             461,218
-------------------------------------------------------------------------------

Medical - Wholesale Drugs/Sundries (1.51%)
       7,800     Cardinal Health, Inc.                                  504,348
-------------------------------------------------------------------------------

Oil & Gas - International Integrated (2.00%)
      10,720     Suncor Energy, Inc.                                    353,117
       4,480     TotalFinaElf SA - Spon. ADR                            314,675
-------------------------------------------------------------------------------
                                                                        667,792

Oil & Gas - Machinery & Equipment (2.00%)
       8,300     Baker Hughes, Inc.                                     302,701
       9,800     Weatherford International, Inc.*                       365,148
-------------------------------------------------------------------------------
                                                                        667,849
-------------------------------------------------------------------------------

Oil & Gas - Production/Pipeline (1.10%)
      14,300     The Williams Cos., Inc.                                364,936
-------------------------------------------------------------------------------

Retail - Consumer Electronics (1.23%)
       5,500     Best Buy Co., Inc.*                                    409,640
-------------------------------------------------------------------------------

Retail - Major Discount Chains (2.81%)
       4,170     Target Corp.                                           171,179
      13,300     Wal-Mart Stores, Inc.                                  765,415
-------------------------------------------------------------------------------
                                                                        936,594
-------------------------------------------------------------------------------

Retail/Wholesale - Building Products (1.21%)
       7,900     Home Depot, Inc.                                       402,979
-------------------------------------------------------------------------------

Telecommunications - Cellular (1.58%)
      21,620     Sprint Corp. (PCS Group)*                              527,744
-------------------------------------------------------------------------------

Berger IPT Funds o December 31, 2001 Annual Report

                                                                Berger IPT Funds
================================================================================

SCHEDULE OF INVESTMENTS


                                                              December 31, 2001
-------------------------------------------------------------------------------
Shares/Par Value                                                          Value
-------------------------------------------------------------------------------


COMMON STOCK (93.66%) - CONTINUED
Telecommunications - Equipment (2.42%)
      18,334     Nokia Corp. - Spon. ADR                              $ 449,733
       7,040     QUALCOMM, Inc.*                                        355,520
-------------------------------------------------------------------------------
                                                                        805,253
-------------------------------------------------------------------------------

Total Common Stock
(Cost $30,807,421)                                                   31,208,284
-------------------------------------------------------------------------------

Corporate Debt - Convertible (1.24%)
Computer Software - Enterprise (1.24%)
    $314,000     VERITAS Software Corp.;
                 1.86%, 8/13/2006                                       414,480
-------------------------------------------------------------------------------
Total Corporate Debt - Convertible
(Cost $552,478)                                                         414,480
-------------------------------------------------------------------------------

Repurchase Agreement (4.18%)
  $1,393,000     State Street Repurchase Agreement,
                 1.40% dated December 31, 2001,
                 to be repurchased at $1,393,108 on
                 January 2, 2002, collateralized by
                 FHLB Agency Note, 5.00% -
                 February 14, 2003  with a value of
                 $1,423,456                                           1,393,000
-------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $1,393,000)                                                     1,393,000
-------------------------------------------------------------------------------
Total Investments (Cost $32,752,899) (99.08%)                        33,015,764
Total Other Assets, Less Liabilities (0.92%)                            307,114
-------------------------------------------------------------------------------
Net Assets (100.00%)                                                $33,322,878

*Non-income producing security.
ADR  - American Depositary Receipt.
FHLB - Federal Home Loan Bank


See notes to financial statements.


                              Berger IPT Funds o December 31, 2001 Annual Report

12


BERGER IPT-
SMALL COMPANY                Ticker Symbol                                 BSCOX
GROWTH FUND                  PORTFOLIO MANAGER COMMENTARY   PAUL A. LaROCCO, CFA
================================================================================

Market Conditions

The past fiscal year was one of the most difficult periods on record, especially for growth stock investors. The main reason for this was that valuations compressed as the market declined. More important in our view, valuations of stocks with extremely high growth rates shrank more than those with lower growth rates. Because the Fund focuses on high-growth companies, the effect on its stocks was quite pronounced. Additionally, the economy slowed dramatically early in the year, affecting the revenue and earnings growth of many growth-oriented companies.

Fund Performance

Berger IPT-Small Cap Growth Fund (the "Fund") suffered significantly from this valuation decrease in nearly every area in which it was invested, declining by 33.47% for the year ended December 31, 2001, compared with a 9.23% decline in the Russell 2000 Growth Index,1 and a 2.49% decline in the Russell 2000 Index.2 Clearly, these results are immensely disappointing. This has been a painful year for growth investors and a humbling one for growth portfolio managers. Although we did make changes to the Fund as a result of the sudden slowdown in growth rates, we could have responded more quickly to the rapidly deteriorating fundamentals.

Not surprisingly, technology holdings had the largest negative impact on Fund performance this period. We reduced some technology holdings early in the year in response to slowing growth; however, it remains a prominent weighting. Our conviction in the future of fundamentally sound technology companies remains strong, and the changes were made to balance near-term fundamentals with longer-term opportunities. The moves were part of our overall strategy to position the Fund as well as possible for an eventual economic recovery.

Some of the largest declines in the technology sector were among communications equipment providers such as Tollgrade Communications, Inc., Lightpath Technologies, Inc., and Redback Networks, Inc. All of these stocks were sold during the period based on our analysis that prospects for eventual growth reacceleration had diminished too much to justify remaining invested in them. However, the sales were made too late to avoid a significant negative impact on performance.

Elsewhere in technology, despite stock-price declines, we remain invested in some companies that continue to gain market share, including Quest Software, Inc., which provides software to enhance the performance and management of databases, and Retek, Inc., an enterprise software vendor focused on the retail industry. Although these companies have seen a slowdown in business and a contraction in valuation, we believe their prospects for a reacceleration of growth are good. Also, we believe they are competitively well-positioned for an eventual recovery in the economy and in business spending.

Within the healthcare sector, stocks of service companies, such as specialty pharmaceutical distributor Accredo Health, Inc. performed fairly well this period. Biotechnology companies posted somewhat mixed results, largely a result of their lack of near-term predictability despite what we believe is their significant long-term growth potential. A few of the Fund's holdings, such as IDEC Pharmaceuticals Corp., a company focused on cancer drugs, did relatively well this period. However, biotechnology equipment provider Invitrogen Corp. underperformed the Index, despite relatively good fundamental results. The Fund benefited from companies added during the year, including First Horizon Pharmaceutical Corp. and Celgene Corp., both of which are profiting from strong sales.

On the consumer side of the portfolio, the Fund fared better. Whole Foods Market, Inc., a retailer of organic foods, performed well over the period. Restaurant operator P.F. Chang's China Bistro, Inc. also contributed modestly to performance.

Strong commodity prices and high levels of drilling activity drove the positive performance in the Fund's energy holdings in the first half of the year, but those trends reversed in the second half as the balance of supply and demand in the sector succumbed to the economic slowdown. As a result, we significantly scaled back the Fund's exposure to energy companies as fundamentals began to erode and ended the period underweighted in energy, as compared with the indexes.

Outlook

As we have navigated the difficulties and uncertainties of the past fiscal year, we have focused on companies we believe are best positioned for a possible recovery in the economy and stock market. We ended 2001 with confidence in the companies the fund owns. Despite contractions in their valuations and the near-term impact on their growth rates, we believe they will be able to successfully navigate the challenges ahead and emerge from this difficult period poised to resume their growth rates and succeed in the years to come.

Past performance is no guarantee of future results.

(1)The Russell 2000 Growth Index consists of growth common stocks included in the Russell 2000 Index. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios. It is a generally recognized indicator used to measure overall small company growth-stock performance in the U.S. stock market. The Index is an unmanaged Index, with dividends reinvested, and investors cannot actually make investments in the Index.

(2)The Russell 2000 Index is an unmanaged index, with dividends reinvested, that consists of the common stocks of 2000 U.S. companies. It is a generally recognized indicator used to measure overall performance of small company stocks. One cannot invest directly in an index.


Berger IPT Funds o December 31, 2001 Annual Report

                                                                Berger IPT Funds

PERFORMANCE OVERVIEW

================================================================================

Berger Ipt-small Company Growth Fund
Growth of $10,000



                                        12/31/01

Berger IPT-Small Company Growth Fund    $14,623

Russell 2000 Growth Index               $10,831

Russell 2000 Index                      $15,121

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001


One Year                                (33.47)%

Five Year                                 8.01%

Life of Fund (5/1/96)                     6.93%

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investments in small company stocks may involve greater risks, including price volatility, and rewards than investments in larger companies. The Fund's change in value is compared to the Russell 2000 Growth Index, the Fund's new benchmark index, and the Russell 2000 Index, the Fund's previous benchmark.The Fund is changing its benchmark index so that it correlates more closely to the investment style of the Fund.

================================================================================

SCHEDULE OF INVESTMENTS


                                                              December 31, 2001
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------

Common Stock (94.82%)
Commercial Services - Business Services (0.89%)
      14,810     Pediatrix Medical Group, Inc.*                      $  502,355
-------------------------------------------------------------------------------

Commercial Services - Miscellaneous (4.55%)
      17,110     FTI Consulting, Inc.*                                  561,208
      54,360     The Corporate Executive Board Co.*                   1,995,012
-------------------------------------------------------------------------------
                                                                      2,556,220
-------------------------------------------------------------------------------

Commercial Services - Security/Safety (0.12%)
       1,950     Macrovision Corp.*                                      68,679
-------------------------------------------------------------------------------

Commercial Services - Staffing (0.75%)
      15,460     Administaff, Inc.*                                     423,759
-------------------------------------------------------------------------------

Computer - Integrated Systems (1.66%)
      18,740     Cerner Corp.*                                          935,688
-------------------------------------------------------------------------------

Computer - Manufacturers (1.05%)
      39,600     Concurrent Computer Corp.*                             588,060
-------------------------------------------------------------------------------

Common Stock (94.82%) - continued
Computer - Memory Devices (1.16%)
      29,880     Network Appliance, Inc.*                             $ 653,476
-------------------------------------------------------------------------------

Computer - Networking (2.07%)
      47,410     McDATA Corp. - Class A*                              1,161,545
-------------------------------------------------------------------------------

Computer - Optical Recognition (0.86%)
      13,680     Optimal Robotics Corp.*                                484,956
-------------------------------------------------------------------------------

Computer - Peripheral Equipment (0.78%)
      11,850     Sage, Inc.*                                            439,280
-------------------------------------------------------------------------------
Computer - Services (1.90%)
      32,300     Ciber, Inc. *                                          305,235
      16,730     Photon Dynamics, Inc.*                                 763,725
-------------------------------------------------------------------------------
                                                                      1,068,960
-------------------------------------------------------------------------------

Computer Software - Desktop (0.33%)
      11,920     Borland Software Corp.*                                186,667
-------------------------------------------------------------------------------


                              Berger IPT Funds o December 31, 2001 Annual Report

14

BERGER IPT-
SMALL COMPANY
GROWTH FUND
================================================================================

SCHEDULE OF INVESTMENTS


                                                              December 31, 2001
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------

Common Stock (94.82%) - continued
Computer Software - Educational/Entertainment (2.04%)
      31,920     Midway Games, Inc.*                                  $ 479,119
      18,890     SmartForce PLC - Spon. ADR*                            467,528
       4,090     THQ, Inc.*                                             198,242
-------------------------------------------------------------------------------
                                                                      1,144,889
-------------------------------------------------------------------------------

Computer Software - Enterprise (4.90%)
       6,150     Concord Communications, Inc.*                          126,997
      47,550     J.D. Edwards & Co.*                                    782,197
      22,590     Keane, Inc.*                                           407,298
      16,080     Legato Systems, Inc.*                                  208,558
      23,160     NetIQ Corp.*                                           816,622
      12,060     SeaChange International, Inc.*                         411,487
-------------------------------------------------------------------------------
                                                                      2,753,159
-------------------------------------------------------------------------------

Computer Software - Finance (0.98%)
      11,070     Advent Software, Inc.*                                 552,947
-------------------------------------------------------------------------------

Computer Software - Medical (0.64%)
      21,330     Eclipsys, Corp.*                                       357,278
-------------------------------------------------------------------------------

Computer Software - Security (0.81%)
       9,750     Internet Security Systems, Inc.*                       312,585
       6,370     NetScreen Technologies, Inc.*                          140,968
-------------------------------------------------------------------------------
                                                                        453,553
-------------------------------------------------------------------------------

Electrical - Equipment (0.91%)
      12,610     AstroPower, Inc.*                                      509,822
-------------------------------------------------------------------------------

Electronics - Laser Systems/Components (1.08%)
      22,810     Cymer, Inc.*                                           609,711
-------------------------------------------------------------------------------

Electronics - Military Systems (0.55%)
      12,390     The Titan Corp.*                                       309,131
-------------------------------------------------------------------------------

Electronics - Miscellaneous Components (1.23%)
      35,950     RF Micro Devices, Inc.*                                691,319
-------------------------------------------------------------------------------

Electronics - Semiconductor Equipment (3.67%)

      26,930     ADVANCED ENERGY INDUSTRIES, INC.*                      717,415
      11,300     Brooks Automation, Inc.*                               459,571
      13,630     FEI Co.*                                               429,481
      15,850     Lattice Semiconductor Corp.*                           326,035
       6,310     PRI Automation, Inc.*                                  129,040
-------------------------------------------------------------------------------
                                                                      2,061,542
-------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (8.42%)
      33,520     Alpha Industries, Inc.*                                730,736
      32,990     Cree, Inc.*                                            971,885
       1,720     Genesis Microchip, Inc.*                               113,726
      48,685     GlobespanVirata, Inc.*                                 630,471
      23,320     Intersil Corp. - Class A*                              752,070
      17,630     O2Micro International Ltd.*                            424,001
      22,310     Plexus Corp.*                                          592,554
      15,790     Zoran Corp.*                                           515,386
-------------------------------------------------------------------------------
                                                                      4,730,829
-------------------------------------------------------------------------------

Common Stock (94.82%) - continued
Finance - Consumer/Commercial Loans (1.16%)
      20,750     Americredit Corp.*                                   $ 654,663
-------------------------------------------------------------------------------

Finance - Investment Management (1.61%)
      12,840     Affiliated Managers Group, Inc.*                       904,963
-------------------------------------------------------------------------------

Financial Services - Miscellaneous (2.26%)
      19,140     Investors Financial Services Corp.                   1,267,259
-------------------------------------------------------------------------------

Internet - ISP/Content (1.12%)
      39,340     Exult, Inc.*                                           631,407
-------------------------------------------------------------------------------

Internet - Network Security/Solutions (0.68%)
      19,660     SonicWall, Inc.*                                       382,190
-------------------------------------------------------------------------------

Internet - Software (2.86%)
      34,240     Quest Software, Inc.*                                  757,047
      22,690     Retek, Inc.*                                           677,750
      27,760     Support.com, Inc.*                                     174,055
-------------------------------------------------------------------------------
                                                                      1,608,852
-------------------------------------------------------------------------------

Leisure - Products (1.05%)
      18,910     Direct Focus, Inc.*                                    589,990
-------------------------------------------------------------------------------

Medical - Biomedical/Genetics (12.58%)
      60,760     Arena Pharmaceuticals, Inc.*                           730,943
      38,420     Celgene Corp.*                                       1,226,366
       6,640     Cephalon, Inc.*                                        501,884
      21,180     Diversa Corp.*                                         299,697
      13,770     ICOS Corp.*                                            790,949
       5,440     IDEC Pharmaceuticals Corp.*                            374,979
      10,150     InterMune, Inc.*                                       499,989
      11,520     Invitrogen Corp.*                                      713,434
      32,320     Medarex, Inc.*                                         580,467
      32,320     Paradigm Genetics, Inc.*                               184,224
      11,220     Pharmaceutical Product
                 Development, Inc.*                                     362,518
      14,070     Regeneron Pharmaceuticals, Inc.*                       396,211
      16,980     Tularik, Inc.*                                         407,860
                                                                      7,069,521
-------------------------------------------------------------------------------

Medical - Ethical Drugs (3.38%)
      17,710     Cell Therapeutics, Inc.*                               427,519
       5,260     CIMA Labs, Inc.*                                       190,149
      30,240     First Horizon Pharmaceutical Corp.*                    888,754
      25,150     SICOR, Inc.*                                           394,352
-------------------------------------------------------------------------------
                                                                      1,900,774
-------------------------------------------------------------------------------

Medical - Hospitals (0.60%)
      10,990     Province Healthcare Co.*                               339,151
-------------------------------------------------------------------------------

Medical - Instruments (1.49%)
      18,490     Thoratec Corp.*                                        314,330
      23,230     Ventana Medical Systems, Inc.*                         525,463
-------------------------------------------------------------------------------
                                                                        839,793
-------------------------------------------------------------------------------



Berger IPT Funds o December 31, 2001 Annual Report

                                                                Berger IPT Funds

================================================================================

SCHEDULE OF INVESTMENTS



                                                              December 31, 2001
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------

Common Stock (94.82%) - continued
Medical/Dental - Supplies (0.27%)
      33,440     Align Technology, Inc.*                              $ 150,480
-------------------------------------------------------------------------------

Medical/Dental/Services (1.33%)
      18,787     Accredo Health, Inc.*                                  745,844
-------------------------------------------------------------------------------

Oil & Gas - Drilling (1.91%)
      10,210     Helmerich & Payne, Inc.                                340,810
      37,720     Rowan Companies, Inc.*                                 730,636
-------------------------------------------------------------------------------
                                                                      1,071,446

Oil & Gas - Machinery & Equipment (1.04%)
      50,640     Grant Prideco, Inc. *                                  582,360
-------------------------------------------------------------------------------

Oil & Gas - U.S. Exploration & Production (1.26%)
      10,920     Evergreen Resources, Inc.*                             421,621
       6,920     Spinnaker Exploration Co.*                             284,827
-------------------------------------------------------------------------------
                                                                        706,448
-------------------------------------------------------------------------------

Retail - Apparel/Shoe (2.36%)
      11,660     AnnTaylor Stores Corp.*                                408,100
       9,580     Coach, Inc.*                                           373,429
      17,290     HOT Topic, Inc.*                                       542,733
-------------------------------------------------------------------------------
                                                                      1,324,262
-------------------------------------------------------------------------------

Retail - Mail Order & Direct (1.04%)
      13,560     Williams-Sonoma, Inc.*                                 581,724
-------------------------------------------------------------------------------
Retail - Restaurants (1.70%)
      16,330     P.F. Chang's China Bistro, Inc.*                       772,409
       3,530     Panera Bread Co.*                                      183,701
-------------------------------------------------------------------------------
                                                                        956,110
-------------------------------------------------------------------------------

Retail - Super/Mini Markets (1.22%)
      15,740     Whole Foods Market, Inc.*                              685,634
-------------------------------------------------------------------------------

Retail/Wholesale - Food (1.43%)
      32,150     United Natural Foods, Inc.*                            803,750
-------------------------------------------------------------------------------

Telecommunications - Cellular (2.76%)
      18,120     AirGate PCS, Inc.*                                     825,366
      34,210     Alamosa Holdings, Inc.*                                408,125
      42,830     UbiquiTel, Inc.*                                       319,084
-------------------------------------------------------------------------------
                                                                      1,552,575
-------------------------------------------------------------------------------

Telecommunications - Equipment (6.57%)
      58,710     Harmonic, Inc.*                                        705,694
      34,830     InterVoice-Brite, Inc.*                                445,824
      11,350     Microtune, Inc.*                                       266,271
      14,508     Polycom, Inc.*                                         499,075
      44,870     SBA Communications Corp.*                              584,208
      41,830     UTStarcom, Inc.*                                     1,192,155
-------------------------------------------------------------------------------
                                                                      3,693,227

Common Stock (94.82%) - continued
Telecommunications - Services (1.79%)
      28,830     Allegiance Telecom, Inc. *                           $ 239,001
      28,540     Intrado, Inc. *                                        764,872
-------------------------------------------------------------------------------
                                                                      1,003,873
Total Common Stock
(Cost $44,378,606)                                                   53,290,121
-------------------------------------------------------------------------------

Preferred Stock - Convertible (0.01%)
Telecommunications - Equipment (0.01%)
      39,167     Cidera, Inc. - Series D *@[x]                            5,092
-------------------------------------------------------------------------------
Total Preferred Stock - Convertible
(Cost $342,691)                                                           5,092
-------------------------------------------------------------------------------

U.S. Government Agency Obligations (3.56%)
  $2,000,000     Fannie Mae Discount Note;
                 1.45%, 1/2/2002                                      1,999,919
-------------------------------------------------------------------------------
Total U.S. Government Agency Obligations
(Cost $1,999,919)                                                     1,999,919
-------------------------------------------------------------------------------

Repurchase Agreement (1.79%)
  $1,006,000     State Street Repurchase Agreement,
                 1.40% dated December 31, 2001,
                 to be repurchased at $1,006,078 on
                 January 2, 2002, collateralized by
                 FHLB Agency Note, 2.16% -
                 November 29, 2002 with a value of
                 $1,031,054                                           1,006,000
-------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $1,006,000)                                                     1,006,000
-------------------------------------------------------------------------------
Total Investments (Cost $47,727,216) (100.18%)                       56,301,132
Total Other Assets, Less Liabilities (-0.18%)                          (100,513)
-------------------------------------------------------------------------------
Net Assets (100.00%)                                                $56,200,619
-------------------------------------------------------------------------------

*Non-income producing security.

ADR  - American Depositary Receipt.
FHLB - Federal Home Loan Bank.
PLC  - Public Limited Company.
++   - Security valued at fair value determined in good faith pursuant to procedures established by and under the supervision of the Fund's trustees.

[x] Schedule of Restricted Securities and/or Illiquid Securities

                                                                    Fair Value
                          Date                          Fair          as a %
                        Acquired          Cost          Value      of Net Assets
-------------------------------------------------------------------------------
Cidera, Inc. -
Series D -
 Preferred Stock        9/1/2000        $342,691        $5,092          0.01%

See notes to financial statements.

                              Berger IPT Funds o December 31, 2001 Annual Report

16



BERGER IPT-NEW                 Ticker Symbol                               BINGX
GENERATION FUND                PORTFOLIO MANAGER COMMENTARY   JAY W. TRACEY, CFA
                                                            PAUL A. LaROCCO, CFA
================================================================================
Market Conditions

The past year was one of the most difficult investment periods on record, especially for growth stock investors. Growth stocks underperformed the market in general and value stocks in particular for two main reasons. First, the economy slowed suddenly. Although this affected the earnings growth of most companies, the impact fell harder on companies that had been posting superior growth. Second, valuations accorded to companies with superior growth had reached much higher-than-average levels, reflecting their higher growth rates. Those premiums shrank with the companies' slowing revenue and earnings growth. The combination of declining growth rates and lower valuations caused growth stock prices to drop more than the market in general.

Fund Performance

Berger IPT-New Generation Fund ("the Fund") declined in value by 48.99% for the year ended December 31, 2001, compared with an 11.88% decline in the Standard & Poor's (S&P) 500 Index(1) and a 20.82% decline in the Nasdaq Composite Index(2) and The key reason for this underperformance was that the Fund held many companies, especially technology companies, whose fast growth rates and higher valuations suffered sharp declines. This effect was even more pronounced among smaller, emerging growth stocks that have been the Fund's strategy.

The Fund was substantially overweighted in technology companies--by far the market's weakest sector in 2001. Despite a good fourth-quarter rebound, the technology sector was still the primary source of the Fund's relative underperformance this period. As a result of relatively high valuations at the beginning of the year, as well as slowing growth rates over the course of the year, most technology stocks experienced a very difficult year. Communications technology stocks were among the hardest hit, as carriers and corporate customers severely cut capital spending on communications equipment. CIENA Corp., ONI Systems Corp., and Sonus Networks, Inc. were among the Fund's worst performers this period. Computer software and services stocks such as Internet Security Systems, Inc., Manugistics Group, Inc., Micromuse, Inc., Openwave Systems, Inc. and StorageNetworks, Inc. also had a large negative impact on performance.

There were some individual bright spots within the fund's technology holdings, including retek, inc., Mcdata corp., And concurrent computer corp., But they were too few to offset the negatives. Near the end of the year, the fund's technology weighting was significantly reduced. As a result, going forward the fund's performance should be less sensitive to the performance of that one sector.

In terms of their impact on relative performance, the Fund's financial holdings were a distant second place to its technology holdings, but important nonetheless. The principal cause of trouble in this sector was NextCard, Inc., which experienced significant loan losses because of fraud that were not disclosed until late in the year. The company's third-quarter report, which included substantial charges, revealed the surprising magnitude of the losses, and the stock declined precipitously. We saw little opportunity for recovery, and the stock was subsequently sold.

In general, the Fund's consumer discretionary holdings had a modestly negative impact on performance this period. Contributions from the Fund's holdings in other sectors -- including healthcare, the Fund's second-largest sector -- were positive. However, these positive performers were not enough to offset the tremendous negative impact of the Fund's technology holdings.

Outlook

We believe the outlook for the economy has improved in the last few months as inventories have been worked down and consumer confidence has improved. Fiscal and monetary policy have also become very stimulative, in our opinion. The stock market has suffered two down years that have been particularly hard on growth stocks. We are optimistic that 2002 holds brighter prospects for the stock market in general and for growth stocks in particular.

Berger Financial Group LLC, investment manager for Berger Funds, has announced plans for a realignment of the firm's growth funds. Plans call for the termination of Berger IPT-New Generation Fund. Jay Tracey and Paul LaRocco became team portfolio managers of the IPT-New Generation Fund effective December 28, 2001.


Past performance is no guarantee of future results.

(1)The S&P 500 Index is an unmanaged index, with dividends reinvested, that consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

(2)The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted, includes reinvestment of dividends, and is unmanaged. One cannot invest directly in an index.




Berger IPT Funds o December 31, 2001 Annual Report

                                                                Berger IPT Funds

PERFORMANCE OVERVIEW

================================================================================

Berger IPT-New Generation Fund
Growth of $10,000

[GRAPH]


                                               12/31/01

Berger IPT-New Generation Fund                  $3,020
S&P 500 Index                                   $7,987
Nasdaq Composite Index                          $4,928


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

One Year                                        (48.99)%
Life of Fund (5/1/00)                           (51.18)%

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Given the Fund's focus on leading-edge companies and those in rapidly changing industries, its investments may involve greater risks and price volatility than those in more stable industries.

================================================================================

SCHEDULE OF INVESTMENTS

                                                              December 31, 2001
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------

COMMON STOCK (80.82%)
Building - Construction Products/Miscellaneous (0.98%)
         440     The Stanley Works                                    $  20,491
-------------------------------------------------------------------------------

Commercial Services - Security/Safety (1.74%)
       1,040     Macrovision Corp.*                                      36,629
-------------------------------------------------------------------------------

Computer - Graphics (0.71%)
         490     Magma Design Automation, Inc.*                          14,837
-------------------------------------------------------------------------------

Computer - Manufacturers (1.89%)
       2,680     Concurrent Computer Corp.*                              39,798
-------------------------------------------------------------------------------

Computer - Memory Devices (0.79%)
         760     Network Appliance, Inc.*                                16,621
-------------------------------------------------------------------------------

Computer - Networking (2.69%)
       2,305     McDATA Corp. - Class A*                                 56,473
-------------------------------------------------------------------------------

Computer - Optical Recognition (1.03%)
         610     Optimal Robotics Corp.*                                 21,625
-------------------------------------------------------------------------------

COMMON STOCK (80.82%) - CONTINUED
Computer - Services (0.99%)
         460     SEI Investments Co.                                  $  20,751
-------------------------------------------------------------------------------

Computer Software - Desktop (1.18%)
       1,580     Borland Software Corp.*                                 24,743
-------------------------------------------------------------------------------

Computer Software - Educational/Entertainment (3.14%)
         570     Activision, Inc.*                                       14,826
       1,970     Midway Games, Inc.*                                     29,570
         870     SmartForce PLC - Spon. ADR*                             21,532
-------------------------------------------------------------------------------
                                                                         65,928
-------------------------------------------------------------------------------

Computer Software - Enterprise (7.96%)
       2,730     J.D. Edwards & Co.*                                     44,908
         810     Keane, Inc.*                                            14,604
       2,160     Peregrine Systems, Inc.*                                32,033
         360     SeaChange International, Inc.*                          12,283
         750     Stellent, Inc.*                                         22,170
         920     VERITAS Software Corp.*                                 41,244
-------------------------------------------------------------------------------
                                                                        167,242
-------------------------------------------------------------------------------

                              Berger IPT Funds o December 31, 2001 Annual Report

18

BERGER IPT-NEW
GENERATION FUND

================================================================================

SCHEDULE OF INVESTMENTS

                                                              December 31, 2001
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
COMMON STOCK (80.82%) - CONTINUED
Computer Software - Security (2.06%)
         830     Check Point Software
                 Technologies Ltd.*                                   $  33,109
         460     NetScreen Technologies, Inc.*                           10,180
-------------------------------------------------------------------------------
                                                                         43,289
-------------------------------------------------------------------------------

Electronics - Miscellaneous Components (1.41%)
       1,540     RF Micro Devices, Inc.*                                 29,614
-------------------------------------------------------------------------------

Electronics - Semiconductor Equipment (3.29%)
         800     Advanced Energy Industries, Inc.*                       21,312
         890     FEI Co.*                                                28,044
         400     Kla-Tencor Corp.*                                       19,824
-------------------------------------------------------------------------------
                                                                         69,180
-------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (6.78%)
         900     Alpha Industries, Inc.*                                 19,620
         500     Analog Devices, Inc.*                                   22,195
       1,850     GlobespanVirata, Inc.*                                  23,958
         590     Intersil Corp. - Class A*                               19,028
       2,390     Multilink Technology Corp.*                             15,487
         940     O2Micro International Ltd.*                             22,607
         440     QLogic Corp.*                                           19,584
-------------------------------------------------------------------------------
                                                                        142,479
-------------------------------------------------------------------------------

Fiber Optic Components (0.22%)
         534     JDS Uniphase Corp.*                                      4,635
-------------------------------------------------------------------------------

Finance - Consumer/Commercial Loans (0.86%)
         570     Americredit Corp.*                                      17,984
-------------------------------------------------------------------------------

Finance - Investment Brokers (0.69%)
         290     Legg Mason, Inc.                                        14,494
-------------------------------------------------------------------------------

Financial Services - Miscellaneous (0.95%)
         300     Investors Financial Services Corp.                      19,863
-------------------------------------------------------------------------------

Internet - E*Commerce (1.37%)
         430     eBay, Inc.*                                             28,767
-------------------------------------------------------------------------------

Internet - ISP/Content (2.56%)
       1,470     Earthlink, Inc.*                                        17,890
       1,170     Exult, Inc.*                                            18,778
       3,000     Raindance Communications, Inc.*                         17,130
-------------------------------------------------------------------------------
                                                                         53,798
-------------------------------------------------------------------------------

Internet - Network Security/Solutions (1.85%)
       1,020     VeriSign, Inc.*                                         38,801
-------------------------------------------------------------------------------

Internet - Software (2.35%)
         980     Quest Software, Inc.*                                   21,668
         930     Retek, Inc.*                                            27,779
-------------------------------------------------------------------------------
                                                                         49,447
-------------------------------------------------------------------------------

COMMON STOCK (80.82%) - CONTINUED
Medical - Biomedical/Genetics (10.69%)
         480     Abgenix, Inc.*                                       $  16,147
         380     Amgen, Inc.*                                            21,447
         870     Celgene Corp.*                                          27,770
         530     COR Therapeutics, Inc.*                                 12,683
         730     Diversa Corp.*                                          10,330
         310     Enzon, Inc.*                                            17,447
         320     Genentech, Inc.*                                        17,360
         210     ICOS Corp.*                                             12,062
         140     IDEC Pharmaceuticals Corp.*                              9,650
         560     Invitrogen Corp.*                                       34,681
       1,210     Medarex, Inc.*                                          21,732
         220     Medimmune, Inc.*                                        10,197
         110     Millenium Pharmaceuticals, Inc.*                         2,696
         370     Regeneron Pharmaceuticals, Inc.*                        10,419
-------------------------------------------------------------------------------
                                                                        224,621
-------------------------------------------------------------------------------

Medical - Ethical Drugs (1.00%)
         500     King Pharmaceuticals, Inc.*                             21,065
-------------------------------------------------------------------------------

Medical - Instruments (3.95%)
         360     Medtronic, Inc.                                         18,436
         600     SurModics, Inc.*                                        21,876
         900     Therasense, Inc.*                                       22,320
       1,200     Thoratec Corp.*                                         20,400
-------------------------------------------------------------------------------
                                                                         83,032
-------------------------------------------------------------------------------

Medical - Products (1.01%)
         630     Regeneration Technologies, Inc.*                         6,420
         260     Sepracor, Inc.*                                         14,835
-------------------------------------------------------------------------------
                                                                         21,255
-------------------------------------------------------------------------------

Retail - Consumer Electronics (0.99%)
         280      Best Buy Co., Inc.*                                    20,854
-------------------------------------------------------------------------------

Retail - Miscellaneous/Diversified (0.77%)
         480     Bed Bath & Beyond, Inc.*                                16,272
-------------------------------------------------------------------------------

Retail - Restaurants (2.02%)
         600     AFC Enterprises, Inc.*                                  17,034
         850     Brinker International, Inc.*                            25,296
-------------------------------------------------------------------------------
                                                                         42,330
-------------------------------------------------------------------------------

Telecommunications - Cellular (2.74%)
       3,880     Nextel Communications, Inc. - Class A*                  42,525
       2,020     UbiquiTel, Inc. *                                       15,049
-------------------------------------------------------------------------------
                                                                         57,574
-------------------------------------------------------------------------------


Berger IPT Funds o December 31, 2001 Annual Report

                                                                Berger IPT Funds

================================================================================

SCHEDULE OF INVESTMENTS

                                                              December 31, 2001
-------------------------------------------------------------------------------
Shares/Par Value                                                          Value
-------------------------------------------------------------------------------
COMMON STOCK (80.82%) - CONTINUED
Telecommunications - Equipment (8.83%)
       2,400     Harmonic, Inc.*                                      $  28,848
       1,230     Microtune, Inc.*                                        28,856
         940     Nokia Corp. - Spon. ADR                                 23,058
         980     Powerwave Technologies, Inc.*                           16,934
         460     QUALCOMM, Inc.*                                         23,230
       1,670     SBA Communications Corp.*                               21,744
       1,500     UTStarcom, Inc.*                                        42,750
-------------------------------------------------------------------------------
                                                                        185,420
-------------------------------------------------------------------------------

Telecommunications - Services (1.33%)
       1,040     Intrado, Inc.*                                          27,870
-------------------------------------------------------------------------------
Total Common Stock
(Cost $1,523,918)                                                     1,697,782
-------------------------------------------------------------------------------

PREFERRED STOCK - CONVERTIBLE (0.12%)
Telecommunications - Equipment (0.12%)
       1,235     Cidera, Inc. - Series D*@X                                 160
         875     LuxN, Inc. - Series E*@X                                 2,389
-------------------------------------------------------------------------------
                                                                          2,549
-------------------------------------------------------------------------------

Total Preferred Stock - Convertible
(Cost $23,317)                                                            2,549
-------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (11.90%)
    $250,000     Fannie Mae Discount Note;
                 1.45%, 1/2/2002                                        249,990
-------------------------------------------------------------------------------
Total U.S. Government Agency Obligations
(Cost $249,990)                                                         249,990
-------------------------------------------------------------------------------
Repurchase Agreement (5.57%)
    $117,000     State Street Repurchase Agreement,
                 1.40% dated December 31, 2001,
                 to be repurchased at $117,009 on
                 January 2, 2002, collateralized by
                 FHLB Agency Note, 2.10% -
                 December 5, 2002 with a value of
                 $119,980                                               117,000
-------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $117,000)                                                         117,000
-------------------------------------------------------------------------------
Total Investments (Cost $1,914,225) (98.41%)                          2,067,321
Total Other Assets, Less Liabilities (1.59%)                             33,383
-------------------------------------------------------------------------------
Net Assets (100.00%)                                                 $2,100,704
-------------------------------------------------------------------------------

*Non-income producing security.
ADR - American Depositary Receipt.
FHLB - Federal Home Loan Bank.
PLC - Public Limited Company.
@ - Security valued at fair value determined in good faith pursuant to procedures established by and under the supervision of the Fund's trustees.

X Schedule of Restricted Securities and/or Illiquid Securities

                                                        Fair Value
                      Date                   Fair         as a %
                    Acquired       Cost      Value    of Net Assets
-------------------------------------------------------------------------------
Cidera, Inc.-
Series D-
 Preferred Stock     9/1/2000     $10,805    $  160      0.01%
LuxN, Inc.-
Series E-
 Preferred Stock   12/20/2000     $12,512    $2,389      0.11%
-------------------------------------------------------------------------------
                                             $2,549      0.12%
-------------------------------------------------------------------------------

See notes to financial statements.


                              Berger IPT Funds o December 31, 2001 Annual Report

20
                          Ticker Symbol                                    BINLX
BERGER IPT-                                                BANK OF IRELAND ASSET
INTERNATIONAL FUND        PORTFOLIO MANAGER COMMENTARY     MANAGEMENT (US.) LTD.
================================================================================

Market Conditions

The year 2001 began with global equity markets struggling in the face of a rapidly slowing economy, declining corporate earnings and continued unwinding of the late 1990s technology bubble. Even prior to the horrific events of September 11, most major equity markets were firmly in bear territory. Despite a furious fourth quarter rally, fueled primarily by optimism over an anticipated recovery in 2002, most developed equity markets ended the year with double-digit negative returns. Only Australia and New Zealand posted modest gains.

The economic climate at the end of 2001 was gloomy worldwide. The German economy has been experiencing a painfully slow downturn, and those economies that had enjoyed strong growth (France, Italy and Spain) began to slide in the same direction. However, the Euroland economy is likely to record positive growth for the full year and may avoid the recession that has stalked much of the global economy. Although not insulated from the global slowdown, the UK economy has proven to be one of the most robust in the developed world. Japan's economy showed little sign of recovery during the fourth quarter, continuing its year-long downward spiral to slip into yet another recession.

Fund Performance

Against this difficult backdrop, the Berger IPT - International Fund (the "Fund") declined 20.27% for the year ended December 31, 2001, compared with a drop of 21.21% in the MSCI EAFE Index.(1) The Fund managed to slightly outperform the index as a result of the defensive bias of its holdings. Defensive sectors such as healthcare, energy and consumer staples outperformed the TMT (Technology, Media, and Telecommunications) and cyclical sectors in all but the fourth quarter.

Although the financial sector generally performed inline with the broader market, two UK financial institutions, Barclays PLC and Lloyds TSB Group PLC, held up well and had the largest positive impact on the portfolio. Netherlands-based ING Groep NV and French insurer AXA both had a difficult year. Both of these financial services companies attributed their poor results to decreasing demand caused by a slowing global economy, weak equity markets and claims arising from the September 11 terrorist attacks.

Despite strong gains during the final quarter, the portfolio's telecommunications holdings fared the worst. French-quoted equipment maker Alcatel Althsom suffered as demand for its products slowed rapidly. Vodafone Group PLC, the world's largest mobile operator, was dragged down by negative sentiment surrounding the sector as well as by announcement of a fiscal first-half loss of US$9.74 billion as a result of a goodwill write-off associated with recent acquisitions. Vodafone's results before the write-off revealed good growth and lower-than-expected expenditures.

Nokia Oyj was unique among telecommunications holdings, contributing strongly to Fund performance after announcing that fourth quarter sales and earnings might be better than expected.

Beverage company Diageo PLC also posted good results, citing strong performance from its spirits division.

Outlook

We believe the global economy will likely spend much of 2002 digging itself out of recession, with growth possibly set to recover somewhat in the second half of the year. However, the strength of this recovery may not be as powerful as capital markets have anticipated. For the first time since the 1960s, the economies of the United States, Japan and Germany all contracted in the third quarter. This synchronized downturn may make it difficult for a widespread revival in global consumer demand, particularly as the employment situation continues to deteriorate in many economies.

Nevertheless, the U.S. benchmark interest rate is at a 40-year low, Germany's lending rates are at their lowest level in more than a decade and Japan's central bank continues to pump money into an economy with zero nominal interest rates. Equity markets have typically benefited from these low-rate environments--some benefit was reflected in the fourth quarter. Given time, economies may ultimately gain from cheaper credit conditions.

We believe inflation is likely to remain benign. As economic recovery takes hold, corporate profits could improve--helping to underpin valuations--and interest rates may rise. However, we do not believe the recovery will be so strong as to prompt an aggressive rise in rates.

In our opinion, markets will remain volatile. We believe stocks with dependable top- and bottom-line growth will provide the best returns over the next few years and that the current valuations ascribed to cyclicals are too optimistic. Despite uncertainties about the macroeconomic outlook, there are companies likely to produce good earnings growth and margin expansion independent of the economic cycle. Taking all of this into account, we believe there are no obvious sectors or geographic regions that are obvious winners in the current environment. Consequently, we believe continued focus on judicious stock selection will drive returns in 2002.


Past performance is no guarantee of future results.

(1) The Morgan Stanley Capital International EAFE Index represents major overseas markets. The Index is unmanaged, with dividends reinvested, and investors cannot actually make investments in the Index.


Berger IPT Funds o December 31, 2001 Annual Report

                                                                Berger IPT Funds

PERFORMANCE OVERVIEW

================================================================================

Berger IPT-New International Fund
Growth of $10,000

[GRAPH]


                                        12/31/01

Berger IPT-International Fund           $10,686

MSCI EAFE Index                         $10,700

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001


One Year                                (20.27)%
Life of Fund (5/1/97)                     1.43%

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investments in the Fund are not insured by the Federal Deposit Insurance Corporation, are not deposits and are not obligations of, or endorsed or guaranteed in any way by, any bank. Foreign investing involves special risks, such as currency fluctuations and political and economic uncertainty, which are discussed further in the prospectus.

================================================================================

SCHEDULE OF INVESTMENTS


                                                                                             December 31, 2001
--------------------------------------------------------------------------------------------------------------
Country/Shares                                             Company                              Industry Value
--------------------------------------------------------------------------------------------------------------
Common Stock (94.42%)
Australia (2.63%)
       5,883              Brambles Industries Ltd.         Transport                             $     31,317
       2,290              National Australia Bank Ltd.     Banks                                       37,344
       4,327              News Corp. Ltd.                  Media & Photography                         34,599
       5,187              Westpac Banking Corp. Ltd.       Banks                                       41,829
--------------------------------------------------------------------------------------------------------------
                                                                                                      145,089
--------------------------------------------------------------------------------------------------------------

Denmark (0.42%)
         660              TDC A/S                          Telecommunications Services                 23,510
--------------------------------------------------------------------------------------------------------------

Finland (0.66%)
       1,420              Nokia Oyj                        Information Technology Hardware             36,606
--------------------------------------------------------------------------------------------------------------

France (10.10%)
       2,500              Alcatel Alsthom                  Information Technology Hardware             42,727
       1,972              Aventis SA                       Pharmaceuticals                            139,991
       3,835              AXA                              Insurance                                   80,120
         510              Lafarge SA                       Construction & Building Materials           47,622
       1,105              TotalFinaElf SA - Class B        Oil & Gas                                  157,772
       1,608              Vivendi Universal SA             Diversified Industrials                     88,029
--------------------------------------------------------------------------------------------------------------
                                                                                                      556,261
--------------------------------------------------------------------------------------------------------------


                              Berger IPT Funds o December 31, 2001 Annual Report

22


BERGER IPT-
INTERNATIONAL FUND

================================================================================

SCHEDULE OF INVESTMENTS

                                                                                            December 31, 2001
-------------------------------------------------------------------------------------------------------------
Country/Shares            Company                          Industry                                     Value
-------------------------------------------------------------------------------------------------------------
Common Stock (94.42%) - continued
Germany (5.15%)
       2,224              Bayer AG                         Chemicals - Commodity                 $     70,873
         900              Bayerische Hypo-Und Vereinsbank
                             AG                            Banks                                       27,495
       2,078              Bayerische Motoren Werke AG      Automobiles                                 72,417
       2,179              E.On AG                          Diversified Industrials                    112,848
-------------------------------------------------------------------------------------------------------------
                                                                                                      283,633
-------------------------------------------------------------------------------------------------------------

Hong Kong (2.73%)
       6,000              Cheung Kong (Holdings) Ltd.      Real Estate                                 62,326
       6,000              China Mobile Ltd.*               Telecommunications Services                 21,121
     196,000              Petrochina Co. Ltd.              Oil & Gas                                   34,687
       4,000              Sun Hung Kai Properties Ltd.     Real Estate                                 32,317
-------------------------------------------------------------------------------------------------------------
                                                                                                      150,451
-------------------------------------------------------------------------------------------------------------

Italy (3.38%)
       6,769              ENI S.p.A.                       Oil & Gas                                   84,838
      11,855              Telecom Italia S.p.A.            Telecommunications Services                101,306
-------------------------------------------------------------------------------------------------------------
                                                                                                      186,144
-------------------------------------------------------------------------------------------------------------

Japan (14.31%)
         500              ACOM Co. Ltd.                    Specialty & Other Finance                   36,448
       4,000              Canon, Inc.                      Electronic & Electrical Equipment          137,699
       2,000              Fuji Photo Film Co. Ltd.         Media & Photography                         71,445
      10,000              Hitachi Ltd. +                   Information Technology Hardware             73,277
       1,300              Honda Motor Co. Ltd. +           Automobiles                                 51,897
         600              Hoya Corp.                       Electronic & Electrical Equipment           35,860
         500              Murata Manufacturing Co. Ltd.    Information Technology Hardware             29,998
       5,000              NEC Corp. +                      Information Technology Hardware             51,027
         400              Nintendo Co. Ltd.                Entertainment/Leisure/Toys                  70,071
           4              NTT DoCoMo, Inc.                 Telecommunications Services                 47,019
         200              Rohm Co. Ltd.                    Information Technology Hardware             25,968
         300              SMC Corp.                        Engineering & Machinery                     30,547
         800              Sony Corp.                       Household Goods & Textiles                  36,577
       2,000              Takeda Chemical Industries Ltd.  Pharmaceuticals                             90,527
-------------------------------------------------------------------------------------------------------------
                                                                                                      788,360
-------------------------------------------------------------------------------------------------------------

Netherlands (12.89%)
       4,935              ABN Amro Holdings NV             Banks                                       79,467
       3,304              Elsevier NV                      Media & Photography                         39,057
       1,167              Fortis Group NV                  Banks                                       30,281
         850              Heineken NV                      Beverages                                   32,225
       7,050              ING Groep NV                     Banks                                      179,732
       4,330              Koninklijke Ahold NV             Food & Drug Retailers                      125,960
       3,966              Koninklijke Philips Electronics
                            NV                             Household Goods & Textiles                 117,843
         945              Royal Dutch Petroleum            Oil & Gas                                   47,864
       1,565              TPG NV                           Support Services                            33,852
         785              VNU NV                           Media & Photography                         24,115
-------------------------------------------------------------------------------------------------------------
                                                                                                      710,396
-------------------------------------------------------------------------------------------------------------

Portugal (0.30%)
       7,537              Electricidade de Portugal SA     Electricity                                 16,370
-------------------------------------------------------------------------------------------------------------

Singapore (0.32%)
       1,500              Singapore Press Holdings Ltd.    Media & Photography                         17,709
-------------------------------------------------------------------------------------------------------------

South Korea (0.34%)
         825              Pohang Iron & Steel Co. - Spon.
                            ADR                            Steel & Other Materials                     18,975
-------------------------------------------------------------------------------------------------------------


Berger IPT Funds o December 31, 2001 Annual Report

                                                                Berger IPT Funds

================================================================================

SCHEDULE OF INVESTMENTS


                                                                                            December 31, 2001
-------------------------------------------------------------------------------------------------------------
Country/Shares/Par Value  Company                          Industry                                     Value
-------------------------------------------------------------------------------------------------------------
COMMON STOCK (94.42%) - CONTINUED
Spain (2.83%)
      10,454              Banco Santander Central
                            Hispano SA                     Banks                                   $   87,566
       5,116              Telefonica SA*                   Telecommunications Services                 68,447
-------------------------------------------------------------------------------------------------------------
                                                                                                      156,013
-------------------------------------------------------------------------------------------------------------
Sweden (0.58%)
       5,860              Telefonaktiebolaget LM
                            Ericsson - Class B             Information Technology Hardware             31,954
-------------------------------------------------------------------------------------------------------------

Switzerland (10.85%)
         770              Nestle SA Reg.                   Food Producers & Processors                164,244
       2,360              Novartis AG Reg.                 Pharmaceuticals                             85,322
       1,130              Roche Holding                    Pharmaceuticals                             80,685
       1,447              Swiss Re Reg.                    Insurance                                  145,607
       2,415              UBS AG Reg.                      Banks                                      121,943
-------------------------------------------------------------------------------------------------------------
                                                                                                      597,801
-------------------------------------------------------------------------------------------------------------

United Kingdom (26.93%)
       2,200              3i Group PLC                     Investment Co.                              27,490
       1,125              Astrazeneca PLC                  Pharmaceuticals                             50,668
       5,230              Barclays PLC                     Banks                                      172,977
       6,710              Cable & Wireless PLC             Telecommunications Services                 32,240
       7,229              Cadbury Schweppes PLC            Food Producers & Processors                 46,032
       7,753              Compass Group PLC                Restaurants/Pubs/Breweries                  58,047
       9,673              Diageo PLC                       Beverages                                  110,391
       4,481              EMI Group PLC - Class B          Media & Photography                         23,257
       6,735              GlaxoSmithKline PLC              Pharmaceuticals                            168,705
       8,320              Hilton Group PLC                 Leisure, Entertainment, & Hotels            25,522
       4,800              HSBC Holdings PLC                Commercial Banks & Other Banks              56,245
      14,209              Lloyds TSB Group PLC             Banks                                      154,101
       7,655              Prudential Corp. PLC             Life Assurance                              88,586
       4,050              Reuters Group PLC                Media & Photography                         40,038
       1,450              RMC Group PLC                    Construction & Building Materials           13,049
      17,833              Shell Transport And Trading
                             Co. PLC                       Oil & Gas                                  122,369
       1,614              Smiths Group PLC                 Aerospace & Defense                         15,885
       3,510              TI Automotive Ltd. -
                          Ordinary A Shares*@ ++           Automobile Components                           --
       8,733              Unilever PLC                     Food Producers & Processors                 71,606
      63,852              Vodafone Group PLC               Telecommunications Services                166,858
       3,590              WPP Group PLC                    Media & Photography                         39,665
-------------------------------------------------------------------------------------------------------------
                                                                                                    1,483,731
-------------------------------------------------------------------------------------------------------------
Total Common Stock
(Cost $5,355,246)                                                                                   5,203,003
-------------------------------------------------------------------------------------------------------------

Repurchase Agreement (0.89%)
     $49,000              State Street Repurchase Agreement,
                          1.40% dated December 31, 2001, to be
                          repurchased at $49,004 on January 2, 2002,
                          collateralized by FFCB Agency Note, 2.95% -
                          June 27, 2003 with a value of $50,063                                        49,000
-------------------------------------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $49,000)                                                                                         49,000
-------------------------------------------------------------------------------------------------------------
Total Investments (Cost $5,404,246) (95.31%)                                                        5,252,003
Total Other Assets, Less Liabilities (4.69%)                                                          258,159
-------------------------------------------------------------------------------------------------------------
Net Assets (100.00%)                                                                               $5,510,162
-------------------------------------------------------------------------------------------------------------

                              Berger IPT Funds o December 31, 2001 Annual Report

24

BERGER IPT-
INTERNATIONAL FUND

================================================================================

SCHEDULE OF INVESTMENTS

Outstanding Forward Foreign Currency Contracts


                                    Contract          Maturity               Value on         Unrealized
          Currency                    Amount              Date      December 31, 2001       Appreciation
--------------------------------------------------------------------------------------------------------
Sell  Japanese Yen                 5,631,000         1/10/2002              $  43,003             $3,121
Sell  Japanese Yen                 6,977,000         1/28/2002                 53,330              3,118
Sell  Japanese Yen                 3,609,000         2/13/2002                 27,609              1,159
Sell  Japanese Yen                 5,409,000         2/19/2002                 41,391              1,099
--------------------------------------------------------------------------------------------------------
                                                                             $165,333             $8,497
--------------------------------------------------------------------------------------------------------

* Non-income producing security.
+ Security is designated as collateral for forward foreign currency contracts. ADR - American Depositary Receipt.
FFCB - Federal Farm Credit Bank.
PLC  -  Public Limited Company.
@    - Security valued at fair value determined in good faith pursuant to procedures established by and under the supervision of the Fund's trustees.

++ Schedule of Restricted Securities and/or Illiquid Securities



                                                Fair Value
                Date                    Fair       as a %
              Acquired      Cost       Value   of Net Assets
-------------------------------------------------------------------------------

TI Automotive Ltd. -
Ordinary A Shares 6/30/2001  $0         $0         0.00%


See notes to financial statements.

Berger IPT Funds o December 31, 2001 Annual Report

                                                  Financial Statements and Notes

FINANCIAL
STATEMENTS

================================================================================

STATEMENTS OF ASSETS AND LIABILITIES

                                                                        Berger IPT-    Berger IPT-       Berger IPT-     Berger IPT-
                                                         Berger IPT-      Large Cap  Small Company    New Generation   International
December 31, 2001                                        Growth Fund    Growth Fund    Growth Fund              Fund            Fund
------------------------------------------------------------------------------------------------------------------------------------

Assets

Investments, at cost                                     $  8,036,897  $ 32,752,899   $ 47,727,216      $  1,914,225   $  5,404,246
-----------------------------------------------------------------------------------------------------------------------------------
Investments, at value                                    $  8,399,557  $ 33,015,764   $ 56,301,132(1)   $  2,067,321   $  5,252,003
Cash                                                            5,316        48,444          6,148               194            140
Foreign cash (cost $19,570)                                        --            --             --                --         19,331
Receivables
   Investment securities sold                                  22,169       356,210        258,250            37,429             --
   Fund shares sold                                            26,475            --        211,293            16,036        247,107
   Dividends                                                    2,917        21,426             --                --         13,185
   Interest                                                        12         2,259             40                 5             --
   Due from Advisor                                             1,991            --             --                --          1,700
Other investments (Note 3)                                         --            --     11,997,265                --             --
Net unrealized appreciation on forward
  currency contracts                                               --            --             --                --          8,497
-----------------------------------------------------------------------------------------------------------------------------------
        Total Assets                                        8,458,437    33,444,103     68,774,128         2,120,985      5,541,963
-----------------------------------------------------------------------------------------------------------------------------------

Liabilities
Payables
   Investment securities purchased                                 --            --        268,990             5,793         14,072
   Fund shares redeemed                                         8,365        89,723        255,994                --          4,560
   Securities loaned                                               --            --     11,997,265                --             --
Accrued investment advisory fees                                5,247        21,348         40,635             2,459          3,724
Accrued custodian and accounting fees                           2,503         3,912          5,656             3,680          3,621
Accrued transfer agent fees                                       373           282          1,042                --            425
Accrued audit fees                                              5,941         5,940          3,903             8,349          5,335
Accrued shareholder reporting fees                                231            20             24                --             --
Other accrued expenses                                             --            --             --                --             64
-----------------------------------------------------------------------------------------------------------------------------------
        Total Liabilities                                      22,660       121,225     12,573,509            20,281         31,801
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets Applicable to Shares Outstanding              $  8,435,777  $ 33,322,878   $ 56,200,619      $  2,100,704   $  5,510,162
-----------------------------------------------------------------------------------------------------------------------------------

Components of Net Assets
Capital (par value and paid in surplus)                  $ 13,542,348  $ 48,421,999   $ 86,662,598      $  5,040,454   $  6,113,584
Undistributed net investment income                                --       195,952             --                --        112,851
Undistributed net realized loss on securities
   and foreign currency transactions                       (5,469,231)  (15,557,938)   (39,035,895)       (3,092,846)      (572,070)
Net unrealized appreciation (depreciation) on
   securities and foreign currency transactions               362,660       262,865      8,573,916           153,096       (144,203)
-----------------------------------------------------------------------------------------------------------------------------------
                                                         $  8,435,777  $ 33,322,878   $ 56,200,619      $  2,100,704   $  5,510,162
-----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding (par value $0.01,
   unlimited shares authorized)                               815,841     1,949,294      3,950,022           695,725        574,813
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price
   Per Share                                             $      10.34  $      17.09   $      14.23      $       3.02   $       9.59
-----------------------------------------------------------------------------------------------------------------------------------


(1) Includes securities on loan with value totaling $11,517,923.

See notes to financial statements.


                              Berger IPT Funds o December 31, 2001 Annual Report

26

FINANCIAL
STATEMENTS

================================================================================

STATEMENTS OF OPERATIONS

                                                                         Berger IPT-   Berger IPT-     Berger IPT-      Berger IPT-
                                                        Berger IPT-      Large Cap     Small Company  New Generation  International
For the Year Ended December 31, 2001                    Growth Fund     Growth Fund    Growth Fund       Fund            Fund
--------------------------------------------------------------------------------------------------------------------------------

Investment Income
   Dividends (net of foreign taxes)                      $    26,448    $    269,962   $     11,583   $        183  $    169,969
   Interest                                                   16,867         286,306         84,840          4,559         4,286
   Securities lending income                                      --              --         98,382             --            --
--------------------------------------------------------------------------------------------------------------------------------
        Total Income                                          43,315         556,268        194,805          4,742       174,255
--------------------------------------------------------------------------------------------------------------------------------
Expenses
   Investment advisory fees                                   67,686         315,910        531,507         17,318        49,514
   Accounting fees                                             6,168           6,949         10,301          3,426         6,027
   Custodian fees                                              6,125          21,572         20,533         13,120        11,846
   Transfer agent fees                                         3,967           4,008         10,016          1,420         6,641
   Registration fees                                             313             555            619            312           305
   Audit fees                                                 10,903          10,917         13,644         10,899        16,301
   Legal fees                                                    278           1,260          1,921             52           176
   Trustees' fees and expenses                                   733           3,455          5,120            155           472
   Shareholder reporting fees                                  1,135           7,603         17,255            255         1,445
   Other expenses                                                121             897          1,666             79           432
--------------------------------------------------------------------------------------------------------------------------------
      Gross Expenses                                          97,429         373,126        612,582         47,036        93,159
      Less fees waived and/or reimbursed
        by Advisor                                            (7,391)             --             --        (23,671)      (23,367)
      Less earnings credits                                   (5,042)        (14,151)        (3,675)        (1,952)         (112)
--------------------------------------------------------------------------------------------------------------------------------
      Net Expenses                                            84,996         358,975        608,907         21,413        69,680
--------------------------------------------------------------------------------------------------------------------------------
      Net Investment Income (Loss)                           (41,681)        197,293       (414,102)       (16,671)      104,575
--------------------------------------------------------------------------------------------------------------------------------

Net Realized and Unrealized Loss on Securities and Foreign Currency Transactions

NET REALIZED LOSS ON SECURITIES AND FOREIGN CURRENCY
   transactions                                           (5,089,117)    (13,189,923)   (33,727,344)    (2,690,389)     (508,677)
Net change in unrealized appreciation
   (depreciation) on securities and foreign
   currency transactions                                   1,249,953      (1,832,185)     5,896,989      1,240,427      (982,032)
--------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Loss on
   Securities and Foreign Currency
   Transactions                                           (3,839,164)    (15,022,108)   (27,830,355)    (1,449,962)   (1,490,709)
--------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS     $(3,880,845)   $(14,824,815)  $(28,244,457)  $ (1,466,633) $ (1,386,134)
--------------------------------------------------------------------------------------------------------------------------------
Foreign taxes withheld                                   $       176    $      4,160             --             --  $     12,277
--------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.


Berger IPT Funds o December 31, 2001 Annual Report

                                                                Berger IPT Funds

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                           Berger IPT-
                                                                            Berger IPT-                    Large Cap
                                                                            Growth Fund                   Growth Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                                      Year Ended December 31         Year Ended December 31,
                                                                     2001           2000            2001             2000
-----------------------------------------------------------------------------------------------------------------------------

FROM OPERATIONS
Net investment income (loss)                                    $    (41,681)   $    (55,295)   $    197,293    $    170,361
Net realized loss on securities and foreign
   currency transactions                                          (5,089,117)       (352,254)    (13,189,923)     (2,083,279)
Net change in unrealized appreciation (depreciation) on
   securities and foreign currency transactions                    1,249,953      (3,012,134)     (1,832,185)     (6,140,656)
-----------------------------------------------------------------------------------------------------------------------------

Net Decrease in Net Assets Resulting
   from Operations                                                (3,880,845)     (3,419,683)    (14,824,815)     (8,053,574)
-----------------------------------------------------------------------------------------------------------------------------

From Dividends and Distributions to Shareholders
Dividends (from net investment income)                                    --              --        (165,689)             --
Distributions (from net realized gains on investments)                    --        (392,252)             --      (1,466,713)
-----------------------------------------------------------------------------------------------------------------------------

Net Decrease in Net Assets from Dividends and
   Distributions to Shareholders                                          --        (392,252)       (165,689)     (1,466,713)
-----------------------------------------------------------------------------------------------------------------------------

From Fund Share Transactions
Proceeds from shares sold                                          3,247,765      13,202,287      10,013,728      42,968,012
Net asset value of shares issued in reinvestment of dividends
   and distributions                                                      --         392,252         165,689       1,466,713
Payments for shares redeemed                                      (2,661,575)     (4,717,836)    (17,884,960)     (3,767,462)
-----------------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease) in Net Assets Derived from
   Fund Share Transactions                                           586,190       8,876,703      (7,705,543)     40,667,263
-----------------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease) in Net Assets                             (3,294,655)      5,064,768     (22,696,047)     31,146,976

Net Assets
Beginning of period                                               11,730,432       6,665,664      56,018,925      24,871,949
-----------------------------------------------------------------------------------------------------------------------------

End of period                                                   $  8,435,777    $ 11,730,432    $ 33,322,878    $ 56,018,925
-----------------------------------------------------------------------------------------------------------------------------

Undistributed net investment income/(Accumulated
   net investment loss)                                                   --    $       (124)   $    195,952    $    164,348
-----------------------------------------------------------------------------------------------------------------------------

Transactions in Fund Shares
Shares sold                                                          275,126         646,700         479,614       1,574,865
Shares issued to shareholders in reinvestment of
   dividends and distributions                                            --          25,688           9,746          64,670
Shares redeemed                                                     (225,174)       (253,389)       (977,726)       (142,230)
-----------------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease) in Shares                                     49,952         418,999        (488,366)      1,497,305
Shares outstanding, beginning of period                              765,889         346,890       2,437,660         940,355
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                                    815,841         765,889       1,949,294       2,437,660
-----------------------------------------------------------------------------------------------------------------------------


See notes to financial statements.

                              Berger IPT Funds o December 31, 2001 Annual Report

28

FINANCIAL
STATEMENTS

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      Berger IPT-                       Berger IPT-
                                                                     Small Company                    New Generation
                                                                      Growth Fund                          Fund
----------------------------------------------------------------------------------------------------------------------------
                                                               Year Ended December 31,           Year Ended December 31,
                                                                2001            2000             2001             2000(1)
----------------------------------------------------------------------------------------------------------------------------
From Operations
Net investment loss                                       $    (414,102)   $    (119,014)   $     (16,671)   $     (11,632)
Net realized loss on securities and foreign
   currency transactions                                    (33,727,344)      (4,257,018)      (2,690,389)        (402,457)
Net change in unrealized appreciation (depreciation) on
   securities and foreign currency transactions               5,896,989      (11,179,370)       1,240,427       (1,087,331)
----------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting
   from Operations                                          (28,244,457)     (15,555,402)      (1,466,633)      (1,501,420)
----------------------------------------------------------------------------------------------------------------------------

From Dividends and Distributions to Shareholders
Distributions (from net realized gains on investments)         (590,352)      (1,290,949)              --               --
----------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and
   Distributions to Shareholders                               (590,352)      (1,290,949)              --               --
----------------------------------------------------------------------------------------------------------------------------

From Fund Share Transactions
Proceeds from shares sold                                    35,219,713      108,366,775        2,589,104        4,505,462
Net asset value of shares issued in reinvestment of
   dividends and distributions                                  590,352        1,284,440               --               --
Payments for shares redeemed                                (34,257,597)     (50,656,713)      (1,483,528)        (542,281)
----------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Derived from
   Fund Share Transactions                                    1,552,468       58,994,502        1,105,576        3,963,181
----------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                       (27,282,341)      42,148,151         (361,057)       2,461,761

Net Assets
Beginning of period                                          83,482,960       41,334,809        2,461,761               --
----------------------------------------------------------------------------------------------------------------------------
End of period                                             $  56,200,619    $  83,482,960    $   2,100,704    $   2,461,761
----------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                  --               --               --               --
----------------------------------------------------------------------------------------------------------------------------

Transactions in Fund Shares
Shares sold                                                   2,181,046        4,082,734          682,453          475,308
Shares issued to shareholders in reinvestment of
   dividends and distributions                                   41,869           62,321               --               --
Shares redeemed                                              (2,135,475)      (2,040,396)        (402,586)         (59,450)
----------------------------------------------------------------------------------------------------------------------------
Net Increase in Shares                                           87,440        2,104,659          279,867          415,858
Shares outstanding, beginning of period                       3,862,582        1,757,923          415,858               --
----------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                             3,950,022        3,862,582          695,725          415,858
----------------------------------------------------------------------------------------------------------------------------


(1) For the period from May 1, 2000 (commencement of investment operations) to December 31, 2000.

See notes to financial statements.

Berger IPT Funds o December 31, 2001 Annual Report

                                                  Financial Statements and Notes

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                             Berger IPT-
                                                                                                            International
                                                                                                                 Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Year Ended December 31,
                                                                                                        2001              2000
---------------------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income                                                                                 $   104,575    $    36,654
Net realized gain (loss) on securities and foreign currency transactions                                 (508,677)       408,483
Net change in unrealized appreciation (depreciation) on securities and foreign currency transactions     (982,032)    (1,129,884)
---------------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations                                                   (1,386,134)      (684,747)
---------------------------------------------------------------------------------------------------------------------------------

From Dividends and Distributions to Shareholders
Dividends (from net investment income)                                                                    (55,471)       (20,406)
Distributions (from net realized gains on investments)                                                   (363,084)            --
---------------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and Distributions to Shareholders                              (418,555)       (20,406)
---------------------------------------------------------------------------------------------------------------------------------

From Fund Share Transactions
Proceeds from shares sold                                                                               3,475,569      5,688,143
Net asset value of shares issued in reinvestment of dividends and distributions                           418,555         20,406
Payments for shares redeemed                                                                           (3,290,420)    (4,414,510)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Derived from Fund Share Transactions                                           603,704      1,294,039
---------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                                                                  (1,200,985)       588,886

Net Assets
Beginning of period                                                                                     6,711,147      6,122,261
---------------------------------------------------------------------------------------------------------------------------------
End of period                                                                                         $ 5,510,162    $ 6,711,147
---------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                   $   112,851    $    49,304
---------------------------------------------------------------------------------------------------------------------------------

Transactions in Fund Shares
Shares sold                                                                                               315,384        410,228
Shares issued to shareholders in reinvestment of dividends and distributions                               44,958          1,609
Shares redeemed                                                                                          (297,791)      (317,947)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase in Shares                                                                                     62,551         93,890
Shares outstanding, beginning of period                                                                   512,262        418,372
---------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                                                                         574,813        512,262
---------------------------------------------------------------------------------------------------------------------------------


See notes to financial statements.


                              Berger IPT Funds o December 31, 2001 Annual Report

30


NOTES TO FINANCIAL
STATEMENTS
December 31, 2001

================================================================================

1.  Organization and Significant Accounting Policies

Organization

Berger Institutional Products Trust (the "Trust"), a Delaware business trust, was established on October 17, 1995 as a diversified open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, Berger IPT-Growth Fund ("IPT-Growth"), Berger IPT-Large Cap Growth Fund ("IPT-LCG") (formerly Berger IPT-Growth and Income Fund), Berger IPT-Small Company Growth Fund ("IPT-SCG"), Berger IPT-New Generation Fund ("IPT-NGF") and Berger IPT-International Fund ("IPT-INTL"), (individually the "Fund" and collectively the "Funds") are the only portfolios established under the Trust, although others may be added in the future (Note 6 - Other Matters).

The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") and its shares are registered under the Securities Act of 1933. Shares of each Fund are fully paid and non-assessable when issued. All shares issued by a particular Fund participate equally in dividends and other distributions by that Fund. The Trust's shares are not offered directly to the public, but are sold exclusively to insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of Participating Insurance Companies and to qualified plans.

Effective May 1, 2001, the trustees of the Berger IPT-Growth and Income Fund approved a change in the name and non-fundamental investment strategies of the Fund from that of a Growth and Income Fund to a Large Cap Growth Fund, and in doing so eliminated the Fund's secondary investment objective. As a result, IPT-LCG will, under normal circumstances, invest at least 65% of its total assets in equity securities of companies whose market capitalization, at the time of initial purchase, is $10 billion or more.

At December 31, 2001, Berger LLC ("Berger") directly or indirectly owned 14% and 32% of the outstanding shares of IPT-NGF and IPT-INTL, respectively. Berger did not own, directly or indirectly, any of the outstanding shares of IPT-Growth, IPT-LCG or IPT-SCG at December 31, 2001.

Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges, the Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and ask prices. Prices of foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities traded in the over-the-counter market are valued at the mean between their current bid and ask prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair values as determined in good faith pursuant to consistently applied procedures established by the trustees of the Funds. Certain Funds may have registration rights for specific restricted securities, which may require that registration cost be borne by that Fund.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the Funds' net asset values are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees of the Funds.

Calculation of Net Asset Value

Each Fund's per share calculation of net asset value is determined by dividing the total value of it assets, less liabilities, by the total number of shares outstanding.

Federal Income Tax Status

It is the Funds' intention to comply with the provisions of subchapter M of the Internal Revenue Code ("Code") applicable to regulated investment companies and to distribute all of their taxable income, if any, to shareholders. Therefore, no income tax provision is required.


Berger IPT Funds o December 31, 2001 Annual Report

                                                  Financial Statements and Notes

================================================================================

Foreign Currency Translation

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Investment Transactions and Investment Income

Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as a Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Dividend income is recorded net of foreign taxes withheld. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium (see "Change in Accounting Principle" note). Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities.

Change in Accounting Principle

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), was issued, and is effective for fiscal years beginning after December 15, 2000. Effective January 1, 2001, the Funds adopted the provisions of the Guide and, as a result, amortize discount and premium on debt securities. Prior to January 1, 2001, the Funds did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Funds. Additionally, the effect of this change had no material impact on the Funds' respective components of net assets or on their changes in net assets from operations for the year ended December 31, 2001.

Common Expenses

Certain expenses, which are not directly allocable to a specific Fund of the Trust, are allocated pro rata to each of the Funds.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2.  Agreements

Berger serves as the investment advisor to the Funds. As compensation for its services to the Funds, Berger receives an investment advisory fee, which is accrued daily at the applicable rate and paid monthly according to the following schedule:


                                  Average Daily
                      Fund           Net Assets           Annual Rate
-------------------------------------------------------------------------------
IPT-SCG, IPT-NGF, IPT-INTL   First $500 million                  .85%
                             Next  $500 million                  .80%
                             Over  $1 billion                    .75%

-------------------------------------------------------------------------------
IPT-Growth, IPT-LCG          First $500 million                  .75%
                             Next  $500 million                  .70%
                             Over  $1 billion                    .65%

Berger has delegated the day-to-day portfolio management of IPT-Intl to Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), which serves as the investment sub-advisor. As sub-advisor to IPT-Intl, BIAM receives a sub-advisory fee from Berger based on the average daily net assets of the Fund.

Berger has agreed to waive its advisory fees and reimburse expenses to the Funds to the extent that normal operating expenses in any fiscal year (including the advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.00% of the average daily net assets of both IPT-Growth and IPT-LCG, 1.15% of the average daily net assets of IPT-SCG and IPT-NGF, and 1.20% of the average daily net assets of IPT-Intl.

The Funds have entered into administrative services agreements with Berger. Berger currently provides these administrative services to the Funds at no cost.

The Trust, on behalf of the Funds, has entered into a custody, recordkeeping and pricing agreement with State Street Bank and Trust Company ("State Street"). The custody, recordkeeping and pricing agreement provides for the monthly payment of a fee computed as a percentage of average daily net assets on a total relationship basis with other Berger Funds. State Street's fees for custody, recordkeeping and pricing are subject to reduction by credits earned by each Fund, based on the cash balances of each Fund held by State Street as custodian. Such reductions are included in Earnings Credits in the Statement of Operations.

Certain officers and/or directors of Berger are also officers and/or trustees of the Trust. Trustees who are not affiliated with Berger are compensated for their services. Such fees are allocated among the entire Berger Funds complex. For the year ended December 31, 2001, such trustees' fees and expenses totaled $9,935 for the Funds.

                              Berger IPT Funds o December 31, 2001 Annual Report

32

NOTES TO FINANCIAL
STATEMENTS
December 31, 2001

================================================================================

The Trust adopted a trustee fee deferral plan (the "Plan") which allows the non-affiliated trustees to defer the receipt of all or a portion of the trustee fees payable. The deferred fees are invested in various funds advised by Berger until distribution in accordance with the Plan.

3. Investment Transactions

Purchases and Sales

Purchases and sales proceeds of investment securities (excluding short-term securities) for the year ended December 31, 2001, were as follows:


Fund                                  Purchases           Sales
-------------------------------------------------------------------------------
IPT-Growth                        $  12,993,108    $ 12,516,271
IPT-LCG                              41,007,081      48,268,203
IPT-SCG                             100,602,289      98,133,141
IPT-NGF                               5,632,765       4,859,752
IPT-INTL                              1,454,990       1,396,033
-------------------------------------------------------------------------------

There were no purchases or sales of long-term U.S. government securities during the year.

Futures and Forward Contracts

Each Fund may hold certain types of forward foreign currency exchange contracts and/or futures contracts (except for IPT-INTL, which may only hold forward foreign currency exchange contracts) for the purpose of hedging each portfolio against exposure to market value fluctuations. The use of such instruments may involve certain risks as a result of unanticipated movements in the market, a lack of correlation between the value of such instruments and the assets being hedged, or unexpected adverse price movements. In addition, there can be no assurance that a liquid secondary market will exist for the instrument. Upon entering a futures contract, a Fund deposits and maintains as collateral such initial margin as may be required by the exchanges on which the transaction is effected. Pursuant to the contracts, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Realized gains or losses on futures contracts are presented as a separate component in the Statement of Operations, if applicable. At December 31, 2001, the Funds held no outstanding futures contracts. Realized and unrealized gains or losses on forward foreign currency contracts are included in Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations.

Securities Lending

Under an agreement with State Street, IPT-SCG has the ability to lend securities to brokers, dealers and other authorized financial institutions. Loans of portfolio securities are collateralized by cash remitted from the borrower of such securities in an amount greater than the market value of the loaned securities at the time the loan is made. The cash collateral received is invested in an unaffiliated money market fund and is evaluated daily to ensure that its market value exceeds the current market value of the loaned securities. Income generated by such investment, net of any rebates paid to the borrower, is split between the Fund and State Street, as lending agent.

Repurchase Agreements

Repurchase agreements held by a Fund are fully collateralized by U.S. government or government agency securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Concentration of Risk

The Funds may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Funds to additional risk resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statements of Operations includes fluctuations from currency exchange rates and fluctuations in market value.


Berger IPT Funds o December 31, 2001 Annual Report

                                                  Financial Statements and Notes

================================================================================

4. Federal Income Taxes

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends and distributions to shareholders was as follows:

                          IPT-Growth          IPT-LCG          IPT-SCG          IPT-NGF          IPT-INTL
----------------------------------------------------------------------------------------------------------
Ordinary income               --             $165,689            --                --            $ 55,471
Long-term capital gains       --                --            $590,352             --            $363,084
---------------------------------------------------------------------------------------------------------

Dividends received by shareholders of the Funds, which are derived from foreign source income, and foreign taxes paid by the Funds are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Funds. During the year ended December 31, 2001, IPT-INTL paid $12,277 of foreign taxes on $182,247 of foreign source income.

The Funds distribute net realized capital gains, if any, to their shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses and foreign currency transactions. Accordingly, these permanent differences have been reclassified to paid-in-capital.

The tax components of capital represent distribution requirements the Funds must satisfy and losses or tax deductions the Funds may be able to offset against income and capital gains realized in future years.


                                                Tax Components of Capital
                                                -------------------------
                                IPT-Growth          IPT-LCG          IPT-SCG           IPT-NGF          IPT-INTL
------------------------------------------------------------------------------------------------------------------

Federal Tax Cost of Securities  $8,291,123      $34,768,795      $48,414,654        $1,982,700        $5,492,130
Tax appreciation                $  845,315      $ 2,903,018      $11,434,174          $249,078          $546,525
Tax depreciation                  (736,881)      (4,656,049)      (3,547,696)         (164,457)         (786,652)
  Net tax appr./(depr.)            108,434       (1,753,031)       7,886,478            84,621          (240,127)
Undist. ordinary income                 --          195,952               --                --           121,336
Accumulated capital losses      (5,106,202)     (10,165,612)     (36,962,402)       (2,956,142)         (323,870)
Post-October loss deferral        (108,803)      (3,376,430)      (1,386,055)          (68,229)         (160,317)
Cumulative effect of other
  timing differences                    --               --               --                --            (8,485)
------------------------------------------------------------------------------------------------------------------

The primary difference between book and tax appreciation/depreciation is due to wash sale loss deferrals. Accumulated capital losses represent net capital loss carryovers, which may be used to offset future realized capital gains for federal income tax purposes, and expire in 2008 and 2009. During the year ended December 31, 2001, the Funds elected to defer the post-October 31 net capital and/or currency losses, above, to the year ended December 31, 2002. The cumulative effect of other timing differences is primarily composed of foreign currency contracts.

5.  Line of Credit

The Funds are party to an ongoing agreement with State Street that allows the funds managed by Berger, collectively, to borrow up to $100 million, subject to certain conditions, for temporary or emergency purposes. Interest, based on the Federal Funds Rate plus a spread, is charged to the specific party that executes the borrowing. In addition, the unsecured line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. No Fund had line of credit borrowings outstanding at December 31, 2001.

6.  Other Matters

Berger IPT-Large Cap Value Fund ("IPT-LCV") and Berger IPT-Mid Cap Value Fund ("IPT-MCV"), each a diversified, open-end management investment company registered under the 1940 Act, commenced operations on December 31, 2001, as separate series established under the Trust. Each Fund was initially funded by Berger with $250,000 in capital on December 31, 2001 and each Fund consisted of 25,000 shares outstanding (with a par value of $0.01 per share and unlimited shares authorized) with net asset values per share of $10.00. Neither Fund had financial highlights for the one day of operations during the period ended December 31, 2001. The significant accounting policies consistently followed by the Funds in the preparation of their financial statements also apply to IPT-LCV and IPT-MCV.

                              Berger IPT Funds o December 31, 2001 Annual Report

34

NOTES TO FINANCIAL
STATEMENTS
DECEMBER 31, 2001

================================================================================

7.  Subsequent Events

In January 2002, the trustees of the Trust approved the liquidation of IPT-NGF, subject to shareholder approval. The liquidation of the Fund is expected to be completed by the second quarter of 2002.

In January 2002, Berger changed its name to Berger Financial Group LLC. This name change will not impact the investment advisory services provided to or on the fees borne by the Funds for advisory services.


Berger IPT Funds o December 31, 2001 Annual Report

FINANCIAL
HIGHLIGHTS
                                                            Financial Highlights
================================================================================

BERGER IPT-GROWTH FUND
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                                                     Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                2001           2000            1999            1998          1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $    15.32    $     19.22      $    12.89      $    11.11   $    10.39
------------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income (loss)                                   --          (0.00)(1)          --            0.02         0.01
      Net realized and unrealized gains (losses) from
        investments and foreign currency transactions             (4.98)         (3.37)           6.33            1.79         1.39
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  (4.98)         (3.37)           6.33            1.81         1.40
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income)                         --             --           (0.00)(1)       (0.02)       (0.04)
      Distributions (from net realized gains on investments)         --          (0.53)             --           (0.01)       (0.64)
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                    --          (0.53)             --           (0.03)       (0.68)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $    10.34    $     15.32      $    19.22      $    12.89   $    11.11
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                     (32.51)%       (17.51)%         49.13%          16.29%       13.76%
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data:
      Net assets, end of period                              $8,435,777    $11,730,432      $6,665,664      $3,710,109   $1,233,892
      Net expense ratio to average net assets(2)                   1.00%          1.00%           1.00%           1.00%        1.00%
      Ratio of net investment income (loss)
         to average net assets                                    (0.46)%        (0.48)%         (0.05)%          0.29%        0.51%
      Gross expense ratio to average net assets                    1.08%          1.30%           2.19%           2.88%        9.18%
      Portfolio turnover rate                                       144%            80%            231%            258%         246%

(1) Amount represents less than $0.01 per share.

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.


BERGER IPT-LARGE CAP GROWTH FUND
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD



                                                                                       Year Ended December 31,
                                                               --------------------------------------------------------------------
                                                                   2001          2000         1999          1998           1997
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $     22.98   $     26.45   $     16.63   $    13.39     $    11.14
-----------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income                                           0.12          0.05          0.02         0.10           0.01
      Net realized and unrealized gains (losses) from
        investments and foreign currency transactions                (5.92)        (2.90)         9.80         3.25           2.75
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     (5.80)        (2.85)         9.82         3.35           2.76
-----------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income)                         (0.09)           --            --        (0.11)         (0.10)
      Distributions (from net realized gains on investments)            --         (0.62)           --           --          (0.41)
-----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                    (0.09)        (0.62)           --        (0.11)         (0.51)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $     17.09   $     22.98   $     26.45   $    16.63     $    13.39
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                        (25.26)%      (10.75)%       59.05%       25.03%         24.99%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data:
      Net assets, end of period                                $33,322,878   $56,018,925   $24,871,949   $9,084,022     $1,501,118
      Net expense ratio to average net assets(1)                      0.89%         0.90%         1.00%        1.00%          1.00%
      Ratio of net investment income
         to average net assets                                        0.47%         0.38%         0.10%        1.10%          1.39%
      Gross expense ratio to average net assets                       0.89%         0.90%         1.19%        1.99%          9.62%
      Portfolio turnover rate                                          102%           64%          149%         426%           215%

(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

See notes to financial statements.


                              Berger IPT Funds o December 31, 2001 Annual Report

36

FINANCIAL
HIGHLIGHTS

================================================================================

BERGER IPT-SMALL COMPANY GROWTH FUND
For a Share Outstanding Throughout the Period


                                                                                       Year Ended December 31,
                                                              ---------------------------------------------------------------------
                                                                 2001           2000            1999          1998         1997
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                           $    21.61    $     23.51    $     12.28   $    12.06    $    9.95
-----------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income (loss)                                     --             --             --           --         0.00(2)
      Net realized and unrealized gains (losses) from
        investments and foreign currency transactions               (7.23)         (1.56)         11.23         0.23         2.11
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    (7.23)         (1.56)         11.23         0.23         2.11
-----------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (in excess of net investment income)                   --             --             --        (0.01)          --
      Distributions (from net realized gains on investments)        (0.15)         (0.34)            --           --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                   (0.15)         (0.34)            --        (0.01)          --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $    14.23    $     21.61    $     23.51   $    12.28    $   12.06
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                       (33.47)%        (6.55)%        91.45%        1.87%       21.21%
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period                                $56,200,619    $83,482,960    $41,334,809   $9,858,303   $2,719,559
      Net expense ratio to average net assets(1)                      0.98%          0.98%          1.15%        1.15%        1.15%
      Ratio of net investment income (loss)
         to average net assets                                       (0.66)%        (0.16)%        (0.56)%      (0.11)%       0.05%
      Gross expense ratio to average net assets                       0.98%          0.98%          1.53%        2.19%        5.81%
      Portfolio turnover rate                                          160%           111%           179%         147%         194%



(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

(2) Amount represents less than $0.01 per share.

BERGER IPT-NEW GENERATION FUND
For a Share Outstanding Throughout the Period


                                                                Year Ended December 31,
-------------------------------------------------------------------------------------------
                                                               2001               2000(1)
-------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                       $     5.92        $    10.00
--------------------------------------------------------------------------------------------
From investment operations
      Net realized and unrealized losses from
        investments and foreign currency transactions           (2.90)            (4.08)
--------------------------------------------------------------------------------------------
Total from investment operations                                (2.90)            (4.08)
--------------------------------------------------------------------------------------------
Net asset value, end of period                             $     3.02        $     5.92
--------------------------------------------------------------------------------------------
Total Return(2)                                                (48.99)%          (40.80)%
--------------------------------------------------------------------------------------------


RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period                            $2,100,704        $2,461,761
      Net expense ratio to average net assets(3)                 1.15%             1.15%(4)
      Ratio of net investment loss to average net assets        (0.82)%           (0.69)%(4)
      Gross expense ratio to average net assets                  2.31%             3.52%(4)
      Portfolio turnover rate(2)                                  256%              123%


(1) For the period from May 1, 2000 (commencement of investment operations) to December 31, 2000.

(2) Not annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

(4) Annualized.


See notes to financial statements.


Berger IPT Funds o December 31, 2001 Annual Report

                                                            Financial Highlights

================================================================================

BERGER IPT-INTERNATIONAL FUND
For a Share Outstanding Throughout the Period


                                                                                    Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                              2001           2000           1999           1998           1997(1)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $    13.10     $    14.63     $    11.21     $     9.79     $   10.00
---------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income                                      0.21           0.10           0.03           0.08          0.05
      Net realized and unrealized gains (losses) from
         investments and foreign currency transactions          (2.89)         (1.59)          3.47           1.50         (0.26)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                (2.68)         (1.49)          3.50           1.58         (0.21)
---------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income)                    (0.11)         (0.04)         (0.08)         (0.14)           --
   Distributions (from net realized gains on investments)       (0.72)            --             --          (0.02)           --
---------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                               (0.83)         (0.04)         (0.08)         (0.16)           --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $     9.59     $    13.10     $    14.63     $    11.21     $    9.79
---------------------------------------------------------------------------------------------------------------------------------
Total Return(2)                                                (20.27)%       (10.18)%        31.24%         16.13%        (2.10)%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period                            $5,510,162     $6,711,147     $6,122,261     $5,430,076    $2,705,831
      Net expense ratio to average net assets(3)                 1.20%          1.20%          1.20%          1.20%         1.20%(4)
      Ratio of net investment income
         to average net assets                                   1.80%          0.55%          0.51%          2.85%         0.86%(4)
      Gross expense ratio to average net assets                  1.60%          2.14%          2.46%          2.85%         3.83%(4)
      Portfolio turnover rate(2)                                   24%            35%            26%            20%           14%

(1) For the period from May 1, 1997 (commencement of investment operations) to December 31, 1997.

(2) Not annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

(4) Annualized.

See notes to financial statements.

                              Berger IPT Funds o December 31, 2001 Annual Report

38

REPORT OF INDEPENDENT
ACCOUNTANTS

================================================================================

To the Board of Trustees and Shareholders of Berger Institutional Products Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Berger IPT-Growth Fund, Berger IPT-Large Cap Growth Fund, formerly Berger IPT-Growth and Income Fund, Berger IPT-Small Company Growth Fund, Berger IPT-New Generation Fund, Berger IPT-International Fund, Berger IPT-Large Cap Value Fund and Berger IPT-Mid Cap Value Fund (constituting Berger Institutional Products Trust, hereafter referred to as the "Trust") at December 31, 2001, the results of each of their operations for the periods indicated, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP

Denver, Colorado
February 4, 2002

Berger IPT Funds o December 31, 2001 Annual Report

OTHER MATTERS
(UNAUDITED)

================================================================================

Dividends Received Deduction Information

For the fiscal year ended December 31, 2001, 99.79% and 0% of the ordinary income distributions declared by IPT-LCG and IPT-INTL, respectively, qualified for the dividends received deduction available to corporate shareholders.

                              Berger IPT Funds o December 31, 2001 Annual Report

40


FUND TRUSTEES AND
OFFICERS (UNAUDITED)

================================================================================

Each Fund is supervised by a board of trustees who are responsible for major decisions about the Funds' policies and overall Fund oversight. Each Fund's board hires the companies that run day-to-day Fund operations, such as the investment adviser, administrator, transfer agent and custodian. The following table provides information about each of the trustees and officers of the Trust.

                   POSITION(S)
                   HELD WITH THE                                                                   NUMBER OF
                   TRUST, TERM OF                                                                  FUNDS IN
                   OFFICE AND                                                                      FUND COMPLEX  OTHER
NAME, ADDRESS      LENGTH OF                                                                       OVERSEEN BY   DIRECTORSHIPS
AND AGE            TIME SERVED      PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS                  TRUSTEE       HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Michael Owen         Chairman of    Dean of Zayed University (since September 2000). Formerly self-      22      N/A
210 University       the Board      employed as a financial and management consultant, and in real
Blvd.                               estate development (from June 1999 to September 2000). Dean
Suite 800                           (from 1993 to June 1999), and a member of the Finance faculty
Denver,CO 80206                     (from 1989 to 1993), of the College of Business, Montana State
                                    University. Formerly, Chairman and Chief Executive Officer of
DOB: 1937                           Royal Gold, Inc. (mining) (1976 to 1989).
------------------------------------------------------------------------------------------------------------------------------------
Dennis E. Baldwin    Trustee        President, Baldwin Financial Counseling (since July 1991).           22      N/A
210 University                      Formerly, Vice President and Denver Office Manager of Merrill
Blvd.                               Lynch Capital Markets (1978 to 1990).
Suite 800
Denver,CO 80206

DOB: 1928
------------------------------------------------------------------------------------------------------------------------------------
Katherine A.         Vice Chair of  Managing Principal (since September 1987), Sovereign Financial       22      N/A
Cattanach            the Board      Services, Inc. (investment consulting firm). Executive Vice
210 University                      President (1981 to 1988), Captiva Corporation, Denver, Colorado
Blvd.                               (private investment management firm). Ph.D. in Finance (Arizona
Suite 800                           State University); Chartered Financial Analyst (CFA).
Denver,CO 80206

DOB: 1945
------------------------------------------------------------------------------------------------------------------------------------
Paul R. Knapp        Trustee        Executive Officer of DST Systems, Inc. ("DST"), a publicly traded    22      Director and Vice
210 University                      information and transaction processing company, which acts as the            President (February
Blvd.                               Funds' transfer agent (since October 2000). President of Vermont             1998 to November of
Suite 800                           Western Assurance, Inc., a wholly owned subsidiary of DST 2000)              West Side
Denver,CO 80206                     Systems (since December 2000). President, Chief Executive                    Investments, Inc.
                                    Officer and a director (September 1997 to October 2000) of DST               (investments), a
DOB: 1945                           Catalyst, Inc., an international financial markets consulting,               wholly owned
                                    software and computer services company, (now DST International),             subsidiary of DST
                                    a subsidiary of DST). Previously (1991 to October 2000), Chairman,           Systems,Inc.
                                    President, Chief Executive Officer and a director of Catalyst
                                    Institute (international public policy research organization focused primarily on financial markets and institutions); also
                                    (1991 to September 1997), Chairman, President, Chief Executive
                                    Officer Annual Report and a director of Catalyst Consulting
                                    (international financial institutions business consulting firm).
------------------------------------------------------------------------------------------------------------------------------------
Harry T. Lewis, Jr.  Trustee        Lewis Investments (since June 1988) (self-employed private           22      Director, J.D.
210 University                      investor). Formerly, Senior Vice President, Rocky Mountain                   Edwards & Co.(1995
Blvd.                               Region, of Dain Bosworth Incorporated and member of that firm's              to March 2002);
Suite 800                           Management Committee (1981 to 1988).                                         Director, National
Denver,CO 80206                                                                                                  Fuel Corporation
                                                                                                                 (oil & gas
DOB: 1933                                                                                                        production);
                                                                                                                 Advisory Director,
                                                                                                                 Otologics, LLC,
                                                                                                                 (implantable
                                                                                                                 hearing aid) (since
                                                                                                                 1999); Member of
                                                                                                                 Community Advisory
                                                                                                                 Board, Wells Fargo
                                                                                                                 Berger IPT Funds
                                                                                                                 Bank-Denver


Berger IPT Funds o December 31, 2001 Annual Report

==================================================================================================================================

                   POSITION(S)
                   HELD WITH                                                                       NUMBER OF
                   THE TRUST,                                                                      FUNDS IN
                   TERM OF                                                                         FUND
                   OFFICE AND                                                                      COMPLEX      OTHER
NAME, ADDRESS      LENGTH OF                                                                       OVERSEEN BY  DIRECTORSHIPS
AND AGE            TIME SERVED     PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS                   TRUSTEE      HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
William Sinclaire  Trustee         President (since January 1998), Santa Clara LLC                 22           N/A
210 University                     (privately owned agriculture company). President
Blvd.                              (January 1963 to January 1998), Sinclaire Cattle
Suite 800                          Co. (privately owned agriculture company).
Denver, CO 80206

DOB: 1928
----------------------------------------------------------------------------------------------------------------------------------
Albert C. Yates    Trustee         President (since 1990), Chancellor and Professor of             22          Member, Board of
210 University                     Chemistry - Department of Chemistry, of Colorado State                      Directors, Adolph
Blvd.                              University. Formerly Executive Vice President and Provost                   Coors Company
Suite 800                          (1983 to 1990), Academic Vice President and Provost                         (brewing company)
Denver, CO                         (1981 to 1983) and Professor of Chemistry (1981 to 1990)                    (since 1998);
80206                              of Washington State University. Vice President and                          Member Board of
                                   University Dean for Graduate Studies and Research and                       Directors, Dominion
DOB: 1941                          Professor of Chemistry of the University of Cincinnati                      Industrial Capital
                                   (1977 to 1981).                                                             Bank (1999 to
                                                                                                               2000); Member,
                                                                                                               Board of Directors,
                                                                                                               Centennial Bank of
                                                                                                               the West (since
                                                                                                               2001)
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED         Messr. Thompson is considered an interested person of the Funds due to his positions held at Berger Financial
TRUSTEES AND       Group LLC (or its affiliated companies).
OFFICERS OF
THE TRUST
----------------------------------------------------------------------------------------------------------------------------------
Jack R. Thompson   President and   President and a director since May 1999 (Executive Vice         22          Audit Committee
210 University     Trustee of the  President from February 1999 to May 1999) of Berger Growth                  Member of the
Blvd.              Trust (since    Fund and Berger Large Cap Growth Fund. President and a                      Public Employees'
Suite 800          May 1999)       trustee since May 1999 (Executive Vice President from                       Retirement
Denver, CO 80206                   February 1999 to May 1999) of Berger Investment Portfolio                   Association of
                                   Trust, Berger Institutional Products Trust, Berger Worldwide                Colorado (pension
DOB: 1949                          Funds Trust, Berger Worldwide Portfolios Trust and Berger                   plan) from November
                                   Omni Investment Trust. President and Chief Executive Officer                1997 to December
                                   since June 1999 (Executive Vice President from February 1999                2001.
                                   to June 1999) of Berger Financial Group LLC (formerly Berger
                                   LLC). Director, President and Chief Executive Officer of
                                   Stilwell Management, Inc. (since September 1999). President and Chief Executive Officer of Berger/Bay Isle LLC (since
                                   May 1999). Self-employed as a consultant from July 1995
                                   through February 1999. Director of Wasatch Advisors
                                   (investment  management) from February 1997 to February
                                   1999.
----------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE
TRUST
----------------------------------------------------------------------------------------------------------------------------------
Jay W. Tracey,     Executive Vice  Executive Vice President of the Berger Funds (since August
CFA                President of    2000). Executive Vice President and Chief Investment Officer
210 University     the Trust       of Berger Financial Group LLC (since June 2000). Portfolio
Blvd.              (since August   manager of the Berger Growth Fund (since August 2000); team
Suite 800          2000) and       portfolio manager of the Berger Select Fund (since June 2000)
Denver,CO 80206    Portfolio       and the Berger Large Cap Growth Fund (from January 2001
                   Manager         through December 2001). Team portfolio manager (since
DOB: 1954          (since June     December 2001) of the Berger Mid Cap Growth Fund and team
                   2000)           interim portfolio manager (since December 2001) of the Berger
                                   New Generation Fund. Formerly, Vice President and portfolio manager at Oppenheimer Funds, Inc. (September 1994 to May
                                   2000).

                              Berger IPT Funds o December 31, 2001 Annual Report

42


FUND TRUSTEES AND
OFFICERS (UNAUDITED)

================================================================================

                   POSITION(S)
                   HELD WITH THE
                   TRUST, TERM OF
                   OFFICE AND
NAME, ADDRESS      LENGTH OF
AND AGE            TIME SERVED      PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------
OFFICERS OF THE
TRUST
-------------------------------------------------------------------------------------------------------------
Paul A. LaRocco,   Vice President   Vice President (since February 2001) and portfolio manager
CFA                of the Trust     (since January 2001) of the Berger Small Company Growth Fund.
210 University     (since August    Vice President (since February 2001) and team portfolio manager
Blvd.              2000) and        (since January 2001) of the Berger Select Fund. Team portfolio
Suite 800          Portfolio        manager (since December 2001) of the Berger Mid Cap Growth
Denver, CO 80206   Manager (since   Fund and interim team portfolio manager (since December 2001)
                   June 2000)       of the Berger New Generation Fund. Vice President of Berger
DOB: 1958                           Financial Group LLC (since December 2000). Formerly, portfolio manager with Montgomery Asset Management (from January
                                    2000 through December 2000); senior portfolio manager with
                                    Founders Asset Management (from March 1998 through
                                    December 1999); and portfolio manager with OppenheimerFunds
                                    (from January 1993 through March 1998).
-------------------------------------------------------------------------------------------------------------
Steven L. Fossel,  Vice President   Vice President (since August 2000) and portfolio manager (since
CFA                of the Trust     June 2000) of the Berger Balanced Fund. Vice President (since
210 University     (since August    August 2000) and team portfolio manager (since June 2000) of
Blvd.              2000) and        the Berger Select Fund. Vice President (since February 2001) and
Suite 800          Portfolio        portfolio manager (since December 2001) of the Berger Large
Denver, CO 80206   Manager (since   Cap Growth Fund; and team portfolio manager (from January
                   June 2000)       2001 through December 2001) of the Berger Large Cap Growth
DOB: 1968                           Fund. Interim portfolio manager (from June 2000 to January
                                    2001) of the Berger Large Cap Growth Fund. Vice President and
                                    portfolio manager of Berger Financial Group LLC (since June
                                    2000); senior equity analyst with Berger Financial Group LLC
                                    (from March 1998 to June 2000). Formerly, analyst and assistant portfolio manager with Salomon Brothers Asset Management
                                    (from August 1992 to February 1998).
-------------------------------------------------------------------------------------------------------------
Janice M. Teague   Vice President   Vice President (since November 1998) and Assistant Secretary
210 University     of the Trust     (since February 2000 and previously from September 1996 to
Blvd.              (since November  November 1998) and Secretary (November 1998 to February
Suite 800          1998) and        2000) of the Berger Funds. Vice President (since October 1997),
Denver, CO 80206   Assistant        Secretary (since November 1998) and Assistant Secretary
                   Secretary (since (October 1996 through November 1998) with Berger Financial
DOB: 1954          February 2000)   Group LLC. Vice President and Secretary with Berger Distributors
                                    LLC (since August 1998). Vice President and Secretary of Bay
                                    Isle Financial LLC (since January 2002). Formerly, self-employed as a business consultant (from June 1995 through September 1996).
-------------------------------------------------------------------------------------------------------------
Andrew J. Iseman   Vice President   Vice President of the Berger Funds (since March 2001). Vice
210 University     of the Trust     President (since September 1999) and Chief Operating Officer
Blvd.              (since March     (since November 2000) of Berger Financial Group LLC. Manager
Suite 800          2001)            (since September 1999) and Director (June 1999 to September
Denver, CO 80206                    1999) of Berger Distributors LLC. Vice President-Operations
                                    (February 1999 to November 2000) of Berger Financial Group
DOB: 1964                           LLC. Associate (November 1998 to February 1999) with
                                    DeRemer & Associates (a consulting firm). Vice President-
                                    Operations (February 1997 to November 1998) and Director of
                                    Research and Development (May 1996 to February 1997) of
                                    Berger Financial Group LLC.
-------------------------------------------------------------------------------------------------------------
Anthony R. Bosch   Vice President   Vice President of the Berger Funds (since February 2000). Vice
210 University     of the Trust     President (since June 1999) and Chief Legal Officer (since August
Blvd.              (since February  2000) with Berger Financial Group LLC. Vice President and Chief
Suite 800          2000)            Compliance Officer with Berger Distributors LLC (since
Denver, CO 80206                    September 2001). Vice President of Bay Isle Financial LLC (since
                                    January 2002). Formerly, Assistant Vice President of Federated
DOB: 1966                           Investors, Inc. (December 1996 through May 1999), and Attorney with the U.S. Securities and Exchange Commission (June 1990 through December 1996).

Berger IPT Funds o December 31, 2001 Annual Report

================================================================================

                   POSITION(S)
                   HELD WITH THE
                   TRUST, TERM OF
                   OFFICE AND
NAME, ADDRESS      LENGTH OF
AND AGE            TIME SERVED       PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
--------------------------------------------------------------------------------------------------------
OFFICERS OF THE
TRUST
--------------------------------------------------------------------------------------------------------
Brian S. Ferrie    Vice President    Vice President of the Berger Funds (since November 1998). Vice
210 University     of the Trust      President (since February 1997), Treasurer and Chief Financial
Blvd.              (since November   Officer (since March 2001) and Chief Compliance Officer (from
Suite 800          1998)             August 1994 to March 2001) with Berger Financial Group LLC.
Denver, CO 80206                     Vice President (since May 1996), Treasurer and Chief Financial
                                     Officer (since March 2001) and Chief Compliance Officer (from
DOB:1958                             May 1996 to September 2001) with Berger Distributors LLC.
--------------------------------------------------------------------------------------------------------
John A. Paganelli  Vice President    Vice President (since November 1998), Treasurer (since March
210 University     (since November   2001) and Assistant Treasurer (November 1998 to March 2001)
Blvd.              1998) and         of the Berger Funds. Vice President (since November 1998) and
Suite 800          Treasurer (since  Manager of Accounting (January 1997 through November 1998)
Denver, CO 80206   March 2001)       with Berger Financial Group LLC. Formerly, Manager of
                   of the Trust      Accounting (December 1994 through October 1996) and Senior
DOB: 1967                            Accountant (November 1991 through December 1994) with
                                     Palmeri Fund Administrators, Inc.
--------------------------------------------------------------------------------------------------------
Sue Vreeland       Secretary of the  Secretary of the Berger Funds (since February 2000). Assistant
210 University     Trust (since      Secretary of Berger Financial Group LLC and Berger Distributors
Blvd.              February 2000)    LLC (since June 1999) and Bay Isle Financial LLC (since
Suite 800                            December 2001). Formerly, Assistant Secretary of the Janus
Denver, CO 80206                     Funds (from March 1994 to May 1999), Assistant Secretary of
                                     Janus Distributors, Inc. (from June 1995 to May 1997) and
DOB: 1948                            Manager of Fund Administration for Janus Capital Corporation
                                     (from February 1992 to May 1999).
--------------------------------------------------------------------------------------------------------
David C. Price     Assistant Vice    Assistant Vice President (since March 2001) of the Berger Funds.
210 University     President of the  Assistant Vice President-Compliance (since March 2001) and
Blvd.              Trust (since      Manager-Compliance (October 1998 through March 2001) with
Suite 800          March 2001)       Berger Financial Group LLC. Formerly, Senior Auditor (August
Denver, CO 80206                     1993 through August 1998) with PricewaterhouseCoopers LLP, a public accounting firm. Licensed as a Certified Public Accountant.
DOB: 1969
--------------------------------------------------------------------------------------------------------
Lance V. Campbell  Assistant         Assistant Treasurer (since March 2001) of the Berger Funds.
210 University     Treasurer of the  Assistance Vice President (since January 2002) and Manager of
Blvd.              Trust (since      Investment Accounting (August 1999 through January 2002)
Suite 800          March 2001)       with Berger Financial Group LLC. Formerly, Senior Associate
Denver, CO 80206                     (December 1998 through August 1999) and Associate (August
                                     1997 through December 1998) with PricewaterhouseCoopers
DOB: 1972                            LLP, and Senior Fund Accountant (January 1996 through July
                                     1997) with INVESCO Funds Group.
--------------------------------------------------------------------------------------------------------

Additional information about the Funds and their trustees is available in the Funds' Statement of Additional Information, which can be obtained free of charge by writing or calling the Funds at:

Berger Funds
P.O. Box 219958
Kansas City, MO 64121-9958
(800) 333-1001
bergerfunds.com


                              Berger IPT Funds o December 31, 2001 Annual Report

[BERGER FUNDS LOGO]                                                       IPTANN

2002 Semiannual Report
--------------------------------------------------------------------------------

                         Janus Aspen Growth Portfolio

                         Janus Aspen Aggressive Growth Portfolio

                         Janus Aspen Capital Appreciation Portfolio

                         Janus Aspen Core Equity Portfolio

                         Janus Aspen Balanced Portfolio

                         Janus Aspen Growth and Income Portfolio

JANUS ASPEN SERIES       Janus Aspen Strategic Value Portfolio

                         Janus Aspen International Growth Portfolio

                         Janus Aspen Worldwide Growth Portfolio

                         Janus Aspen Global Life Sciences Portfolio

                         Janus Aspen Global Technology Portfolio




                       JANUS ASPEN GLOBAL VALUE PORTFOLIO

                      JANUS ASPEN FLEXIBLE INCOME PORTFOLIO

                       JANUS ASPEN MONEY MARKET PORTFOLIO

                                  [LOGO] JANUS

TABLE OF CONTENTS

     JANUS ASPEN SERIES

          Market Overview .............................................   1

          Portfolio Managers' Commentaries and Schedules of Investments

          Growth Portfolio ............................................   2

          Aggressive Growth Portfolio .................................   6

          Capital Appreciation Portfolio ..............................  10

          Core Equity Portfolio .......................................  13

          Balanced Portfolio ..........................................  17

          Growth and Income Portfolio .................................  23

          Strategic Value Portfolio ...................................  27

          International Growth Portfolio ..............................  30

          Worldwide Growth Portfolio ..................................  35

          Global Life Sciences Portfolio ..............................  40

          Global Technology Portfolio .................................  43

          Global Value Portfolio ......................................  47

          Flexible Income Portfolio ...................................  50

          Money Market Portfolio ......................................  55

          Statements of Assets and Liabilities ........................  58

          Statements of Operations ....................................  60

          Statements of Changes in Net Assets .........................  62

          Financial Highlights ........................................  66

          Notes to Schedules of Investments ...........................  78

          Notes to Financial Statements ...............................  79

          Explanations of Charts, Tables
          and Financial Statements ....................................  84

          Shareholder Meeting .........................................  86

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MARKET OVERVIEW

     Equity markets were volatile throughout the first half of the year, as mixed economic data kept investors guessing about when a recovery in corporate earnings would finally materialize. In the U.S., continued strength in consumer spending kept the economy from slipping into a deeper recession for most of the period, but eventually ebbed by early summer. This, combined with the persistent weakness in corporate capital expenditures, kept prospects for a robust economic recovery in the near term somewhat remote.

     Looking back, the optimism that drove the fleeting rallies in the early spring ultimately proved premature. While industrial stocks continued to fare relatively well, the broader market retraced much of its gains as investors returned to the sidelines, disheartened by the inability of companies to live up to their more bullish expectations and increasingly wary of the long and painful earnings recession that has characterized the market for more than a year.

     The market also continued to be shaken by a crisis of confidence related to the still-developing Enron scandal and other high-profile missteps among major U.S. corporations. The sheer scope of these scandals gave rise to a deep mistrust of companies with even a hint of complexity in their balance sheets. The ongoing threat of terrorism also remains a factor and continues to further cloud what was already an unusually opaque market.

     Meanwhile, overseas markets generally took their cues from the U.S., which has maintained its status as the single most important engine of global economic growth despite the current downturn. There were, however, clear pockets of strength in the world - most notably in Asia. For example, the struggling Japanese economy - typically the Asian growth barometer - offered recent glimmers of hope in the wake of a decade-long downturn. In particular, a weakening U.S. dollar against the yen has helped that country's export-dependent industries in recent months. Korea was also a bright spot in the international spectrum, fueled by steady growth in that country's automobile and consumer electronics exports.

     In the fixed-income arena, corporate scandals impacted the bond markets just as hard, if not swifter and broader in scope, than equities. For example, major credit-rating agencies such as Standard & Poor's and Moody's suddenly raised the bar for corporate borrowers. While this should improve transparency of the market and reduce the number of drastic surprises in the long term, it also had the unfortunate effect of dramatically increasing the volatility of credit spreads in the short term.

     In the pages that follow, your portfolio manager discusses what he or she has done to position your portfolio for success in the face of an extremely difficult market. We ask that you read these perspectives carefully, and we are hopeful that within them you will find, as we have, reasons to be optimistic. Foremost among these reasons are the intense emotional drivers that have driven stock prices downward and, as a result, forced areas of mispricing to emerge. Because the Janus investment process is - and always has been - based on identifying and capitalizing on the mispricing of individual securities, we believe many opportunities are being created for our shareholders in this challenging market.

     With this in mind, we are working harder than ever to ensure that we deliver long-term performance and remain worthy of your confidence.

     Thank you for your continued investment with Janus.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                              JANUS ASPEN SERIES JUNE 30, 2002 1

JANUS ASPEN GROWTH PORTFOLIO Blaine Rollins, portfolio manager

For the six-month period ended June 30, 2002, Janus Aspen Growth Portfolio lost 15.59% for its Institutional Shares and declined 15.69% for its Service Shares while its benchmark, the S&P 500 Index, dropped 13.15%.(1)

Stocks struggled early in the year as record-low interest rates, improving economic fundamentals and a robust housing market were eclipsed by growing accounting concerns. Although equity markets were able to recoup some losses by March, all that changed as the investing community became frustrated with corporate America's apparent lack of integrity and bid shares sharply lower. In the period's closing days, WorldCom Communications' acknowledgement of accounting fraud appeared to be the final straw for many investors. Broad sell-offs compounded the negative developments, dragging the S&P 500 to its worst quarterly performance since the early 1970s.

[PHOTO]

This pessimistic sentiment also tainted many of our stocks. Following the bankruptcy of cable television operator Adelphia Communications and the WorldCom debacle, the market punished nearly every holding that uses cash flow as its key measure. For us, that translated into large losses in cable operator Comcast and AOL Time Warner, which owns the second-largest cable franchise in the U.S. Ironically, the fundamentals in both companies are improving immensely as the capital expense-per-subscriber ratio is falling, but few investors want to acknowledge the progress, instead choosing to assign guilt by association.

AOL Time Warner was also pressured by its exposure to the advertising industry and issues within its America Online unit. Nevertheless, ad sales are starting to show signs of a recovery while America Online remains a high recurring-revenue division. From a valuation standpoint, its share price reached a level at which we were buying its cable business and some publishing assets - and, in my opinion, all of AOL's other businesses were essentially free. While there's definitely still room for improvement, and a few lingering questions in some of their units, AOL boasts a great mix of businesses that I want to continue to own.

Of course, even with all of our legwork, there's still a slight risk that a troublesome issue may surface. For us, that situation materialized at conglomerate Tyco International, where the former chief executive officer, Dennis Kozlowski, resigned amid tax evasion charges. Unfortunately, the matter added scrutiny to a company that didn't need it: Tyco is already dealing with significant debt issues, and its stock is down considerably. Frankly, I'm still comfortable with our position. The company controls some extremely strong franchises, and it spun off its CIT Group financial arm to help address short-term credit questions. From a valuation standpoint, Tyco is extremely attractive, although I now view it as a turnaround story, not a rising growth star.

Meanwhile, we were pleased with the performance of Tenet Healthcare, a hospital chain that is realizing the benefits of scale. Through the second half of the 1990s, Tenet built up its portfolio by purchasing hospitals all over the country. Over the past couple of years, however, it has adopted a regional cluster strategy. This geographic focus gives the corporation increased leverage in pricing negotiations in addition to lower operating costs. Plus, Tenet is emphasizing collecting receivables more effectively, which has dramatically accelerated free cash flow.

MGIC Investment, the largest provider of private mortgage insurance, contributed to our results as well. The company benefited as historically low interest rates and rising home ownership bolstered the mortgage market. Although proposed regulations calling for higher capital reserves could impact profitability, we believe the tremendous growth in low-down-payment mortgages more than offsets the risk for MGIC, a well-managed, highly profitable and attractively valued company.

Over the last 18 months, we've made a concerted effort to find business models outside of our previous areas of focus and to increase the number of companies in the Portfolio. As a result, we've diversified into different industries and end markets and invested in what we believe are good companies that we want to own for the long haul. More and more, our conviction may set us apart from much of the investing community in that the market has become so focused on the short term that few long-term shareholders exist. Yet my goal remains to build a portfolio of the best businesses and best management teams, because those are the companies that we believe will thrive in the long run.

Thank you for your continued investment in Janus Aspen Growth Portfolio.

PORTFOLIO ASSET MIX

(% of Net Assets)                            June 30, 2002     December 31, 2001
--------------------------------------------------------------------------------
Equities                                            100.0%                 96.6%
  Foreign                                             6.8%                  9.7%
  Europe                                              1.7%                  2.6%
Top 10 Equities                                      37.4%                 38.8%
Number of Stocks                                       106                   102
Cash and Cash Equivalents                               0%                  3.4%


(1) All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

2 Janus Aspen Series June 30, 2002

AVERAGE ANNUAL TOTAL RETURN

For the Periods Ended June 30, 2002
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                                 (28.15)%
  5 Year                                                                   2.82%
  From Inception                                                           9.00%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                 (17.98)%
  5 Year                                                                   3.67%
  From Inception Date of Institutional Shares                             11.08%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                 (28.31)%
  5 Year                                                                   2.53%
  From Portfolio Inception                                                 8.68%
--------------------------------------------------------------------------------


Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Returns have sustained significant gains and losses due to market volatility in the consumer discretionary sector.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 100.0%
Advertising Sales - 0.6%
       374,285   Lamar Advertising Co.* .....................    $    13,927,145

Aerospace and Defense - 3.2%
       412,735   General Dynamics Corp. .....................         43,894,367
       373,820   Lockheed Martin Corp. ......................         25,980,490

                                                                      69,874,857

Airlines - 1.3%
       473,960   Ryanair Holdings PLC (ADR)* ................         16,527,459
       676,830   Southwest Airlines Co. .....................         10,937,573

                                                                      27,465,032

Applications Software - 0.4%
       241,985   BARRA, Inc.* ...............................          8,997,002

Beverages - Non-Alcoholic - 1.8%
       709,690   Coca-Cola Co. ..............................         39,742,640

Broadcast Services and Programming - 1.1%
       732,653   Clear Channel Communications, Inc.* ........         23,459,549

Building - Mobile Home and Manufactured Housing - 0.6%
       714,260   Clayton Homes, Inc. ........................         11,285,308
        33,840   Winnebago Industries, Inc. .................          1,488,960
                                                                      12,774,268
Building - Residential and Commercial - 0.3%
        17,300   NVR, Inc.* .................................          5,587,900

Cable Television - 5.1%
     4,622,582   Comcast Corp. - Special Class A* ...........    $   110,202,355

Casino Hotels - 0.3%
       708,747   Park Place Entertainment Corp.* ............          7,264,657

Casino Services - 0.3%
        93,585   International Game Technology* .............          5,306,269

Chemicals - Specialty - 1.3%
       144,225   Ecolab, Inc. ...............................          6,667,522
       409,850   Sigma-Aldrich Corp. ........................         20,553,977

                                                                      27,221,499
Commercial Banks - 0.5%
       117,735   M&T Bank Corp. .............................         10,096,954

Commercial Services - Finance - 1.3%
       278,160   Concord EFS, Inc.* .........................          8,383,742
       610,392   Paychex, Inc. ..............................         19,099,166

                                                                      27,482,908

Computer Services - 0.5%
       525,755   Ceridian Corp.* ............................          9,978,830

Containers - Metal and Glass - 0.3%
       153,155   Ball Corp. .................................          6,352,869

Containers - Paper and Plastic - 0.6%
       192,880   Bemis Company, Inc. ........................          9,161,800
        92,365   Sealed Air Corp.* ..........................          3,719,539

                                                                      12,881,339

SEE NOTES TO SCHEDULES OF INVESTMENTS.

                                              JANUS ASPEN SERIES JUNE 30, 2002 3

--------------------------------------------------------------------------------
JANUS ASPEN GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Cosmetics and Toiletries - 4.8%
     1,459,483   Colgate-Palmolive Co. ......................    $    73,047,124
       348,383   Procter & Gamble Co. .......................         31,110,602

                                                                     104,157,726

Data Processing and Management - 1.4%
       166,545   Automatic Data Processing, Inc. ............          7,253,035
       473,545   Fiserv, Inc.* ..............................         17,383,837
       159,610   SEI Investments Co. ........................          4,496,214

                                                                      29,133,086

Distribution and Wholesale - 0.3%
       138,545   W.W. Grainger, Inc. ........................          6,941,104

Diversified Operations - 4.8%
       190,350   3M Co. .....................................         23,413,050
       329,350   ARAMARK Corp. - Class B* ...................          8,233,750
        22,992   Bombardier, Inc. - Class B .................            190,480
     1,805,720   Cendant Corp.* .............................         28,674,834
        79,575   Honeywell International, Inc. ..............          2,803,427
       158,870   Illinois Tool Works, Inc. ..................         10,850,821
       103,100   ITT Industries, Inc. .......................          7,278,860
     1,668,125   Tyco International, Ltd. ...................         22,536,369

                                                                     103,981,591

E-Commerce/Products - 0.7%
       895,005   Amazon.com, Inc.* ..........................         14,543,831

E-Commerce/Services - 0.7%
       247,402   eBay, Inc.* ................................         15,244,911

Electronic Components - Semiconductors - 0.6%
       270,625   National Semiconductor Corp.* ..............          7,894,131
       313,535   NVIDIA Corp.* ..............................          5,386,531

                                                                      13,280,662

Fiduciary Banks - 3.9%
     1,695,996   Bank of New York Company, Inc. .............         57,239,865
       594,537   Northern Trust Corp. .......................         26,195,300

                                                                      83,435,165

Finance - Investment Bankers/Brokers - 0.9%
       252,540   Goldman Sachs Group, Inc. ..................         18,523,809

Financial Guarantee Insurance - 2.8%
       720,185   MGIC Investment Corp. ......................         48,828,543
       312,290   PMI Group, Inc. ............................         11,929,478

                                                                      60,758,021

Food - Confectionary - 0%
         7,061   J.M. Smucker Co.* ..........................            240,992

Food - Retail - 0.8%
       416,035   Safeway, Inc.* .............................         12,144,062
        93,630   Whole Foods Market, Inc.* ..................          4,514,839

                                                                      16,658,901

Food - Wholesale/Distribution - 0.8%
       635,070   Sysco Corp. ................................         17,286,605

Health Care Cost Containment - 0.3%
       234,720   First Health Group Corp.* ..................          6,581,549

Hospital Beds and Equipment - 0.5%
       193,140   Hillenbrand Industries, Inc. ...............         10,844,811

Hotels and Motels - 0.3%
       186,395   Starwood Hotels & Resorts Worldwide, Inc. ..          6,130,532

Human Resources - 0.3%
       303,350   Robert Half International, Inc.* ...........          7,068,055

Industrial Gases - 0.2%
        92,265   Praxair, Inc. ..............................    $     5,256,337

Instruments - Scientific - 1.7%
     1,071,413   Dionex Corp.*,# ............................         28,703,154
       255,030   Millipore Corp. ............................          8,155,859

                                                                      36,859,013

Insurance Brokers - 0.3%
       210,340   Arthur J. Gallagher & Co. ..................          7,288,281

Internet Brokers - 1.7%
     3,348,006   Charles Schwab Corp. .......................         37,497,667

Life and Health Insurance - 3.4%
     1,053,985   AFLAC, Inc. ................................         33,727,520
       726,380   StanCorp Financial Group, Inc. .............         40,314,090

                                                                      74,041,610

Machine Tools and Related Products - 0.6%
       323,915   Kennametal, Inc. ...........................         11,855,289

Medical - Biomedical and Genetic - 0.4%
       281,806   Genentech, Inc.* ...........................          9,440,501

Medical - Drugs - 0.4%
       124,625   Forest Laboratories, Inc.* .................          8,823,450

Medical - HMO - 0.7%
       157,725   UnitedHealth Group, Inc. ...................         14,439,724

Medical - Hospitals - 4.0%
     1,215,710   Tenet Healthcare Corp.* ....................         86,984,051

Medical - Outpatient and Home Medical Care - 0.4%
       416,280   Apria Healthcare Group, Inc.* ..............          9,324,672

Medical - Wholesale Drug Distributors - 0.5%
       187,870   Cardinal Health, Inc. ......................         11,537,097

Medical Instruments - 1.0%
       676,110   Apogent Technologies, Inc.* ................         13,907,583
       112,685   St. Jude Medical, Inc.* ....................          8,321,787

                                                                      22,229,370

Medical Labs and Testing Services - 0.5%
       239,820   Laboratory Corporation of
                   America Holdings* ........................         10,947,783

Medical Products - 0.8%
       222,295   Stryker Corp. ..............................         11,895,005
         9,411   Synthes-Stratec, Inc. ......................          5,754,803

                                                                      17,649,808

Metal Processors and Fabricators - 0.3%
       206,160   Precision Castparts Corp. ..................          6,803,280

Motorcycle and Motor Scooter Manufacturing - 0.6%
       258,320   Harley-Davidson, Inc. ......................         13,244,066

Multi-Line Insurance - 0.5%
       220,430   PartnerRe, Ltd. ............................         10,790,048

Multimedia - 9.0%
     6,364,898   AOL Time Warner, Inc.* .....................         93,627,650
     2,295,869   Viacom, Inc. - Class B* ....................        101,867,708

                                                                     195,495,358

Networking Products - 1.3%
     2,018,199   Cisco Systems, Inc.* .......................         28,153,876

Optical Supplies - 0.7%
       411,820   Alcon, Inc.* ...............................         14,104,835

SEE NOTES TO SCHEDULES OF INVESTMENTS.

4 Janus Aspen Series June 30, 2002

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT MARKET VALUE
Property and Casualty Insurance - 2.2%

       162,095   W. R. Berkley Corp. ........................    $     8,915,225
       455,570   XL Capital, Ltd. - Class A .................         38,586,779

                                                                      47,502,004

Radio - 0.3%
       286,250   Hispanic Broadcasting Corp.* ...............          7,471,125

Reinsurance - 2.1%
            34   Berkshire Hathaway, Inc. - Class A* ........          2,271,200
         9,765   Berkshire Hathaway, Inc. - Class B* ........         21,815,010
       172,865   Everest Re Group, Ltd. .....................          9,671,797
       345,720   RenaissanceRe Holdings, Ltd. ...............         12,653,352

                                                                      46,411,359

Retail - Bookstore - 0.2%
       187,425   Barnes & Noble, Inc.* ......................          4,953,643

Retail - Building Products - 1.9%
     1,116,535   Home Depot, Inc. ...........................         41,010,331

Retail - Consumer Electronics - 0.4%
       231,467   Best Buy Company, Inc.* ....................          8,402,252

Retail - Discount - 0.6%
       326,259   Costco Wholesale Corp.* ....................         12,600,123

Retail - Drug Store - 2.8%
     1,569,820   Walgreen Co. ...............................         60,642,147

Schools - 0.6%
       313,702   Apollo Group, Inc. - Class A* ..............         12,362,996

Semiconductor Components/Integrated Circuits - 8.1%
     2,674,080   Linear Technology Corp. ....................         84,046,334
     2,401,086   Maxim Integrated Products, Inc.* ...........         92,033,626

                                                                     176,079,960

Semiconductor Equipment - 2.6%
     1,737,660   Applied Materials, Inc.* ...................         33,050,293
       255,440   KLA-Tencor Corp.* ..........................         11,236,806
       169,117   Mykrolis Corp.* ............................          1,997,272
       270,930   Novellus Systems, Inc.* ....................          9,211,620

                                                                      55,495,991

Television - 1.8%
     1,230,691   Univision Communications, Inc. - Class A* ..         38,643,697

Textile - Home Furnishings - 0.1%
        32,210   Mohawk Industries, Inc.* ...................          1,981,881

Tools - Hand Held - 0.8%
       424,270   Stanley Works Co. ..........................         17,399,313

Transportation - Railroad - 0.8%
       106,699   Canadian National Railway Co. ..............          5,615,257
       211,295   Canadian National Railway Co.
                   - New York Shares ........................         10,945,081

                                                                      16,560,338

Transportation - Services - 2.3%
       320,190   Expeditors International of Washington,
                  Inc. ......................................         10,617,500
       627,755   United Parcel Service, Inc. - Class B ......         38,763,871

                                                                      49,381,371
--------------------------------------------------------------------------------
Total Common Stock (cost $2,364,391,870) ....................      2,163,092,071
--------------------------------------------------------------------------------
Repurchase Agreement - 0.5%
$   11,800,000   Deutsche Banc Alex. Brown, Inc., 1.96%
                   dated 6/28/02, maturing 7/1/02 to be
                   repurchased at $11,801,927 collateralized
                   by $6,306,378 in Asset Backed Securities
                   0%-8.29%, 4/15/03-4/25/32 Aaa; $1,646,614
                   in Certificates of Deposit, 1.89%,
                   12/27/02, P-1 $82,731,934 in
                   Collateralized Mortgage Obligations,
                   0.427%-7.6752% 6/7/09-9/15/41, Aaa;
                   $1,607,818 in Commercial Paper,
                   1.77%-5.00% 7/8/02-3/1/07, P-1; $937,134
                   in Corporate Bonds, 1.965%-8.875%
                   8/23/02-3/15/32, Aaa; $210,951 in U.S.
                   Government Obligations 5.75%-6.25%,
                   1/15/12-3/5/12 Aaa-Aa2; with respective
                   values of $4,374,679, $1,646,614,
                   $3,185,801 $1,605,947, $1,002,098 and
                   $220,861 (cost $11,800,000) ..............    $    11,800,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,376,191,870) - 100.5% ......      2,174,892,071
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.5%)     (11,127,172)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 2,163,764,899
--------------------------------------------------------------------------------


SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2002

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Bermuda                                           4.3%           $    94,238,345
Canada                                            0.8%                16,750,818
Ireland                                           0.8%                16,527,459
Switzerland                                       0.9%                19,859,638
United States++                                  93.2%             2,027,515,811
--------------------------------------------------------------------------------
Total                                           100.0%           $ 2,174,892,071


++ Includes Short-Term Securities (92.7% excluding Short-Term Securities)

SEE NOTES TO SCHEDULES OF INVESTMENTS.

                                              JANUS ASPEN SERIES JUNE 30, 2002 5

JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO JONATHAN COLEMAN,
                                portfolio manager

For the six months ended June 30, 2002, Janus Aspen Aggressive Growth Portfolio declined 19.24%, for its Institutional Shares, and 19.33% for its Service Shares. This compares with a 3.21% loss in the S&P Mid-Cap 400 Index.(1)

It has been an extraordinary and frustrating time for investors, as the markets were whipsawed more by rumor and innuendo than by facts. Intense, negative scrutiny has hurt whole sectors with dramatic intraday price swings following the wrongdoings of relatively few companies. While the Portfolio is flatter and more balanced than in the past, many holdings were negatively affected by this unusually challenging market.

[PHOTO]

As of February 1, 2002, I assumed management of the Aspen Aggressive Growth Portfolio from Jim Goff, coincident with Jim's assumption of the new full-time role of Director of Research. Almost immediately, I began to further diversify the Portfolio, which now includes about 80 holdings comprising broader industry and sector exposure.

We lost ground in Paychex, a national payroll and benefit processing firm. Although challenged recently by the low interest rate environment's impact on the float portfolio it holds for its small business customers, the firm's fundamental business model remains attractive. However, we significantly reduced our position in this holding over concerns about its high valuation.

Crown Castle, which leases the infrastructure that supports the wireless networks of telecom service providers, also retreated. The stock has been punished by concerns over the health of its struggling customer base, and while we believe this condition to be temporary, I felt it was prudent to reduce our exposure until Crown Castle's customers achieve better financial footing.

Meanwhile, eBay, whose growth in core auction listings remains strong, was a relative outperformer, finishing about flat for the period. The company is also pushing to create new online markets to expand its reach and future growth potential. So far, it has excelled in innovative approaches to home sales, auto sales and a fixed-price auction concept.

Helping to soften our losses with some gains was Apollo Group, which operates the University of Phoenix. This education bellwether continues to gain market share in the face of a soft economy, as more adults look to upgrade their skill sets. Exploding margins at its growing number of campuses are supplemented by its even more profitable online study programs. Double-digit state college tuition hikes have created a nice pricing umbrella for Apollo, while its exposure to tuition payment default is much lower than most higher education institutions. Indeed, tuition for nearly two-thirds of its student base is subsidized through corporate reimbursement programs.

Moody's Corp., the global credit rating agency, was also a winner. In an environment riddled with investor concern about corporate governance and the integrity of financial reporting, Moody's clearly benefits. In fact, against a backdrop of accounting scandals, its service has become more valuable and it has only one substantive competitor, Standard & Poors. I've kept the weighting above my usual ceiling, because I believe Moody's fundamentals are very strong in these otherwise challenging times.

Elsewhere, Laboratory Corporation of America, which also gained, is a leader in esoteric diagnostic tests for diseases such as HIV and Hepatitis C, and stands to benefit as new genomic tests are being developed to assess the likelihood of certain inherited illnesses. We especially like Lab Corp.'s economic insensitivity, as these blood tests are in demand regardless of the state of the economy.

Another positive contributor was Lamar Advertising, one of the world's largest billboard providers. With very little capital expenditure requirements, Lamar has managed to lower its operating costs and execute efficiently during the advertising downturn while still generating free cash flow. Near the period end, however, Lamar suffered a sudden drop along with the entire media sector from the collateral damage of the WorldCom fiasco.

Overall, we are observing an amazing time in the market's history. The general distrust for corporate governance has created an environment in which fundamentally sound companies are being attacked and many stocks are extremely volatile as a result. Going forward, I will continue to look for diversity, which I believe is the best way to shield the Portfolio and limit our exposure from the painful rotation that the market is enduring. Thanks to the efforts of the entire Janus research team, I am finding those opportunities every day in a broad array of mid-cap stocks.

Thank you for your investment in Janus Aspen Aggressive Growth Portfolio.

PORTFOLIO ASSET MIX

(% of Net Assets)                            June 30, 2002     December 31, 2001
--------------------------------------------------------------------------------
Equities                                             87.1%                 90.8%
  Foreign                                             3.6%                  2.5%
Top 10 Equities                                      26.1%                 32.5%
Number of Stocks                                        88                    70
Cash and Cash Equivalents                            12.9%                  9.2%

(1) All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

6 Janus Aspen Series June 30, 2002

AVERAGE ANNUAL TOTAL RETURN

For the Periods Ended June 30, 2002
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                                 (33.47)%
  5 Year                                                                   2.06%
  From Inception                                                           9.08%
--------------------------------------------------------------------------------

S&P MidCap 400 Index
  1 Year                                                                  (4.72)%
  5 Year                                                                  12.58%
  From Inception Date of Institutional Shares                             14.22%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                 (33.62)%
  5 Year                                                                   1.78%
  From Portfolio Inception                                                 8.80%
--------------------------------------------------------------------------------


Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Returns have sustained significant gains and losses due to market volatility in the technology sector.

Aggressive funds may be subject to greater price volatility.

Due to recent market volatility, the Portfolio may have an increased position in cash for temporary defensive purposes.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P MidCap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 87.1%
Advertising Agencies - 0.9%
       619,605   Interpublic Group of Companies, Inc. .......    $    15,341,420

Advertising Sales - 2.2%
     1,043,473   Lamar Advertising Co.* .....................         38,827,630

Airlines - 1.5%
     1,648,975   Southwest Airlines Co. .....................         26,647,436

Applications Software - 0.2%
       300,300   Keane, Inc.* ...............................          3,828,825

Building - Mobile Home and Manufactured Housing - 0.5%
       535,115   Clayton Homes, Inc.* .......................          8,454,817

Building - Residential and Commercial - 0.9%
        51,535   NVR, Inc.* .................................         16,645,805

Casino Services - 1.2%
       363,995   International Game Technology* .............         20,638,517

Commercial Banks - 2.3%
       154,210   Commerce Bancorp, Inc. .....................          6,816,082
       114,465   M&T Bank Corp. .............................          9,816,518
       518,905   National Commerce Financial Corp. ..........         13,647,202
       247,505   North Fork Bancorporation, Inc. ............          9,853,174

                                                                      40,132,976

Commercial Services - Finance - 5.8%
     1,436,580   Concord EFS, Inc.* .........................         43,298,521
       507,200   Moody's Corp. ..............................         25,233,200
     1,047,543   Paychex, Inc. ..............................         32,777,620

                                                                     101,309,341

Computers - 0.7%
       697,940   Apple Computer, Inc.* ......................    $    12,367,497

Containers - Metal and Glass - 0.7%
       303,435   Ball Corp. .................................         12,586,484

Data Processing and Management - 0.6%
       284,410   Certegy, Inc.* .............................         10,554,455

Disposable Medical Products - 0.2%
        72,825   C.R. Bard, Inc. ............................          4,120,438

Distribution and Wholesale - 0.7%
        82,300   Fastenal Co. ...............................          3,169,373
       179,915   W.W. Grainger, Inc. ........................          9,013,742

                                                                      12,183,115

Diversified Operations - 1.8%
     1,766,900   Cendant Corp.* .............................         28,058,372
        29,785   SPX Corp.* .................................          3,499,738

                                                                      31,558,110

E-Commerce/Services - 4.1%
       982,910   eBay, Inc.* ................................         60,566,914
       516,943   TMP Worldwide, Inc.* .......................         11,114,274

                                                                      71,681,188

Electric Products - Miscellaneous - 0.6%
       270,755   AMETEK, Inc. ...............................         10,085,624

Electronic Components - Miscellaneous - 0.3%
       211,545   Celestica, Inc. - New York Shares* .........          4,804,187

SEE NOTES TO SCHEDULES OF INVESTMENTS.

                                              JANUS ASPEN SERIES JUNE 30, 2002 7

JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT MARKET VALUE
Electronic Components - Semiconductors - 2.0%

       645,824   Cree, Inc.* ................................    $     8,544,252
       452,385   National Semiconductor Corp.* ..............         13,196,070
       754,035   NVIDIA Corp.* ..............................         12,954,321

                                                                      34,694,643

Electronic Design Automation - 0.9%
       950,295   Cadence Design Systems, Inc.* ..............         15,318,755

Entertainment Software - 3.0%
       805,130   Electronic Arts, Inc.* .....................         53,178,836

Fiduciary Banks - 1.3%
       520,985   Northern Trust Corp. .......................         22,954,599

Finance - Credit Card - 0.7%
       202,125   Capital One Financial Corp. ................         12,339,731

Finance - Investment Bankers/Brokers - 1.2%
       339,375   Lehman Brothers Holdings, Inc. .............         21,217,725

Financial Guarantee Insurance - 1.6%
       425,025   MGIC Investment Corp. ......................         28,816,695

Food - Dairy Products - 0.6%
       301,990   Dean Foods Co.* ............................         11,264,227

Health Care Cost Containment - 1.2%
       771,715   First Health Group Corp.* ..................         21,638,889

Hotels and Motels - 1.0%
       528,275   Starwood Hotels & Resorts Worldwide, Inc. ..         17,374,965

Human Resources - 1.0%
       756,680   Robert Half International, Inc.* ...........         17,630,644

Industrial Gases - 0.2%
        74,580   Praxair, Inc. ..............................          4,248,823

Instruments - Scientific - 0.2%
       116,520   Millipore Corp. ............................          3,726,310

Internet Brokers - 0.8%
     1,059,915   Charles Schwab Corp. .......................         11,871,048
       251,220   E*TRADE Group, Inc.* .......................          1,371,661

                                                                      13,242,709

Investment Management and Advisory Services - 0.9%
       477,730   T. Rowe Price Group, Inc. ..................         15,707,762

Life and Health Insurance - 2.0%
     1,091,655   AFLAC, Inc. ................................         34,932,960

Medical - Biomedical and Genetic - 1.5%
     1,108,895   Enzon, Inc.* ...............................         27,289,906

Medical - Drugs - 2.1%
       317,455   Forest Laboratories, Inc.* .................         22,475,814
       686,262   King Pharmaceuticals, Inc.* ................         15,269,330

                                                                      37,745,144

Medical - HMO - 0.8%
       207,990   Anthem, Inc.* ..............................         14,035,165

Medical - Hospitals - 2.0%
       435,635   Community Health Care Corp.* ...............         11,675,018
     1,173,320   Health Management Associates, Inc.
                   - Class A* ...............................         23,642,398

                                                                      35,317,416

Medical Instruments - 3.7%
       814,560   Apogent Technologies, Inc.* ................         16,755,499
       646,720   St. Jude Medical, Inc.* ....................         47,760,272

                                                                      64,515,771

Medical Labs and Testing Services - 4.5%
     1,185,170   Laboratory Corporation of
                   America Holdings* ........................    $    54,103,010
       287,600   Quest Diagnostics, Inc.* ...................         24,747,980

                                                                      78,850,990

Medical Products - 1.9%
        12,325   Biomet, Inc. ...............................            334,254
       634,055   Stryker Corp. ..............................         33,928,283

                                                                      34,262,537
Non-Hazardous Waste Disposal - 0.1%
       128,325   Allied Waste Industries, Inc.* .............          1,231,920

Oil Companies - Exploration and Production - 3.4%
       601,980   EOG Resources, Inc. ........................         23,898,606
       152,425   Murphy Oil Corp. ...........................         12,575,063
       361,905   Ocean Energy, Inc. .........................          7,842,481
       591,585   Pioneer Natural Resources Co.* .............         15,410,789

                                                                      59,726,939

Oil Field Machinery and Equipment - 0.6%
       155,650   Smith International, Inc.* .................         10,613,774

Optical Supplies - 0.3%
       146,740   Alcon, Inc.* ...............................          5,025,845

Pipelines - 1.7%
       793,800   Kinder Morgan, Inc. ........................         30,180,276

Printing - Commercial - 0.5%
       239,355   Valassis Communications, Inc.* .............          8,736,457

Property and Casualty Insurance - 1.7%
       183,970   W. R. Berkley Corp. ........................         10,118,350
       244,320   XL Capital, Ltd. - Class A .................         20,693,904

                                                                      30,812,254

Radio - 3.1%
       501,226   Cox Radio, Inc. - Class A* .................         12,079,547
       279,596   Entercom Communications Corp.* .............         12,833,456
       631,557   Hispanic Broadcasting Corp.* ...............         16,483,638
       411,575   Westwood One, Inc.* ........................         13,754,837

                                                                      55,151,478

Reinsurance - 4.4%
        19,955   Berkshire Hathaway, Inc. - Class B* ........         44,579,470
       293,645   Everest Re Group, Ltd. .....................         16,429,438
       435,915   RenaissanceRe Holdings, Ltd. ...............         15,954,489

                                                                      76,963,397

Retail - Discount - 0.2%
       112,055   Fred's, Inc. ...............................          4,121,383

Retail - Restaurants - 0.9%
       544,420   Yum! Brands, Inc.* .........................         15,924,285

Satellite Telecommunications - 1.0%
       929,395   EchoStar Communications Corp.* .............         17,249,571

Schools - 2.7%
     1,214,674   Apollo Group, Inc. - Class A* ..............         47,870,302

Semiconductor Components/Integrated Circuits - 1.6%
     1,517,355   Integrated Device Technology, Inc.* ........         27,524,820

Semiconductor Equipment - 1.5%
       275,575   KLA-Tencor Corp.* ..........................         12,122,544
       105,982   Mykrolis Corp.* ............................          1,251,647
       368,780   Novellus Systems, Inc.* ....................         12,538,520

                                                                      25,912,711

SEE NOTES TO SCHEDULES OF INVESTMENTS.

8 Janus Aspen Series June 30, 2002

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Textile-Home Furnishings - 0.8%
       224,310   Mohawk Industries, Inc.* ...................    $    13,801,794

Transportation - Railroad - 0.2%
        77,680   CSX Corp. ..................................          2,722,684

Transportation - Services - 0.3%
       174,160   Expeditors International of Washington,
                  Inc. ......................................          5,775,146

Travel Services - 1.1%
       832,510   USA Interactive* ...........................         19,522,359

Wireless Equipment - 0.7%
     3,325,696   Crown Castle International Corp.* ..........         13,069,985
--------------------------------------------------------------------------------
Total Common Stock (cost $1,642,230,977) ....................      1,534,010,447
--------------------------------------------------------------------------------
Repurchase Agreements - 4.7%
$   23,100,000   ABN AMRO Bank N.V., 1.97%
                   dated 6/28/02, maturing 7/1/02 to be
                   repurchased at $23,103,792 collateralized
                   by $4,760,392 in Collateralized Mortgage
                   Obligations 2.29%-6.50847%,
                   6/10/13-12/25/40 Aaa, $21,813,887 in U.S.
                   Government Obligations, 2.64%-7.30%
                   6/15/09-5/1/37; with respective values of
                   $2,128,420 and $21,433,593                         23,100,000
    60,000,000   Deutsche Banc Alex. Brown, Inc., 1.96%
                   dated 6/28/02, maturing 7/1/02 to be
                   repurchased at $60,009,800 collateralized
                   by $32,066,329 in Asset Backed Securities
                   0%-8.29%, 4/15/03-4/25/32 Aaa; $8,372,611
                   in Certificates of Deposit, 1.89%,
                   12/27/02, P-1 $420,670,851 in
                   Collateralized Mortgage Obligations,
                   0.427%-7.6752% 6/7/09-9/15/41, Aaa;
                   $8,175,345 in Commercial Paper,
                   1.77%-5.00% 7/8/02-3/1/07, P-1; $4,765,087
                   in Corporate Bonds, 1.965%-8.875%
                   8/23/02-3/15/32, Aaa; $1,072,631 in U.S.
                   Government Obligations 5.75%-6.25%,
                   1/15/12-3/5/12 Aaa-Aa2; with respective
                   values of $22,244,129, $8,372,611,
                   $16,198,990 $8,165,834, $5,095,415 and
                   $1,123,021 ...............................         60,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $83,100,000) ..............         83,100,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 1.4%
                 Citigroup, Inc.
    25,000,000     1.85%, 7/1/02
                   (amortized cost $25,000,000) .............         25,000,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 6.8%
                 Fannie Mae
$   20,000,000     1.84%, 8/7/02 ............................    $    19,962,178
                 Federal Farm Credit Bank
    50,000,000     2.13%, 4/14/03 ...........................         49,312,500
                 Federal Home Loan Bank System:
    25,000,000     1.75%, 7/8/02 ............................         24,991,688
    25,000,000     1.63%, 7/11/02 ...........................         24,988,681
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $119,093,504) ..........        119,255,047
--------------------------------------------------------------------------------
Total Investments (total cost $1,869,424,481) - 100% ........      1,761,365,494
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities -
  0% ........................................................            280,429
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 1,761,645,923
--------------------------------------------------------------------------------


SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2002

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Bermuda                                           3.0%           $    53,077,831
Canada                                            0.3%                 4,804,187
Switzerland                                       0.3%                 5,025,845
United States++                                  96.4%             1,698,457,631
--------------------------------------------------------------------------------
Total                                           100.0%           $ 1,761,365,494


++ Includes Short-Term Securities (83.5% excluding Short-Term Securities)

SEE NOTES TO SCHEDULES OF INVESTMENTS.

                                              JANUS ASPEN SERIES JUNE 30, 2002 9

JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO SCOTT SCHOELZEL,
                                portfolio manager

For the six-month period ended June 30, 2002, the S&P 500 Index was down 13.15%. By comparison, your Janus Aspen Capital Appreciation Portfolio was down 6.90% for its Institutional Shares and 7.05% for its Service Shares.(1) This performance earned the Portfolio's Institutional Shares a top-decile ranking for the one-year period ended June 30, 2002 , placing it 5th out of 142 variable annuity large-cap growth funds tracked by Lipper, a Reuters company and leading mutual fund rating company.(2)

[PHOTO]

As you can see from the Portfolio's returns, we continued to be justifiably defensive in our stock picking. Although we did manage to meaningfully outperform the popular averages in the first half of the year, I am just as disappointed, as I expect you are, with our absolute returns. The investment climate remains one of the most challenging in the past 60 years, and not since 1939, 1940 and 1941 have the popular averages performed this poorly on a rolling three-year basis. Nevertheless, we are determined to do better.

Dominating the investment landscape were the ever-widening accounting and integrity scandals. The daily barrage of scandalous news has been relentless. As these and other adjacent issues escalated during the period, the public's confidence continued to erode and the markets trended lower. It's quite clear that we will need to see some strong actions from both the government as well as the private sector on this issue before the markets begin to stabilize. Compelling stock valuations alone will not do it.

During the period, we continued to diversify your Portfolio by adding investments in the healthcare, insurance and consumer-branded products sectors while reducing our already downsized positions in technology. Some of the period's better-performing stocks included UnitedHealth Group and Oxford Health, both leaders in the managed care industry, Bank of America and Wells Fargo, two strong bank franchises, and Electronic Arts, the leading gaming software company.

Some of our poorer-performing stocks included our remaining investment in AOL Time Warner as well as our investments in the brokerage industry, including Goldman Sachs, Merrill Lynch and, to some extent, Citigroup and JP Morgan. During the period, we sold our entire positions in both Merrill Lynch and JP Morgan. Both companies have been ensnared in many of today's headline-grabbing scandals and their immediate futures remain too unpredictable.

One of our biggest disappointments during the period was our investment in AOL Time Warner. Although the position size was drastically reduced long ago, we have maintained a residual position. The easy and somewhat emotional thing to do would be to simply throw in the towel, sell it and move on - something I have been close to doing. Looking at things objectively, however, and having the benefit of some excellent research from our analysts, I believe the assets are too good. The "scandals" lack true merit and, at today's valuation, I cannot believe, if we take a long-term view from here, we won't make quite a bit of money on this position. Despite the stock's current unpopularity, I am willing to endure a while longer based on what I know now.

Finally, over the past six months we have sold more stock than we have bought and, as a result, the cash position in your Portfolio was still high at the end of the reporting period. I want to emphasize that this is simply a residual of our investment process and not in any way a macro call on "the market" as some have speculated. Simply put, when we can find companies we believe have an improving business and financial model, unquestioned managerial integrity and which are trading at a compelling valuation, we will invest your assets. When we are not convinced that all of those characteristics exist, we are content to wait patiently and continue our search.

I know the last three years have been disappointing, yet the Portfolio still ranks in the top 5% of all Lipper-ranked growth funds for the one-year period. Nonetheless, the Portfolio's returns have been disappointing and I offer no excuses. However, we continue to do the focused research that we genuinely believe will pay off in the long run.

Thank you for your continued investment in the Janus Aspen Capital Appreciation Portfolio.

PORTFOLIO ASSET MIX

(% of Net Assets)                            June 30, 2002     December 31, 2001
--------------------------------------------------------------------------------
Equities                                             83.7%                 80.2%
  Foreign                                             0.4%                  8.9%
  Europe                                              0.4%                  5.6%
Top 10 Equities                                      51.1%                 47.0%
Number of Stocks                                        30                    28
Cash and Cash Equivalents                            16.3%                 19.8%


(1) All returns include reinvested dividends and capital gains.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of June 30, 2002, Lipper ranked Janus Aspen Capital Appreciation Portfolio - Institutional Shares 1 out of 67 variable annuity large-cap growth funds for the 5-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

10 Janus Aspen Series June 30, 2002

AVERAGE ANNUAL TOTAL RETURN

For the Periods Ended June 30, 2002
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/97)
  1 Year                                                                 (15.69)%
  5 Year                                                                  11.16%
  From Inception                                                          14.30%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                 (17.98)%
  5 Year                                                                   3.67%
  From Inception of Institutional Shares                                   5.63%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                 (15.90)%
  5 Year                                                                  10.72%
  From Portfolio Inception                                                13.88%
--------------------------------------------------------------------------------


Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to recent market volatility, the Portfolio may have an increased position in cash for temporary defensive purposes.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT MARKET VALUE
Common Stock - 83.7%
Aerospace and Defense - 5.0%
       510,085   General Dynamics Corp. .....................       $ 54,247,540

Applications Software - 3.9%
       776,655   Microsoft Corp.* ...........................         42,483,028

Athletic Footwear - 0.4%
        89,885   Nike, Inc. - Class B .......................          4,822,330

Diversified Financial Services - 3.9%
     1,105,540   Citigroup, Inc. ............................         42,839,675

Diversified Operations - 2.3%
       201,800   3M Co. .....................................         24,821,400

Entertainment Software - 4.9%
       813,180   Electronic Arts, Inc.* .....................         53,710,539

Finance - Consumer Loans - 2.4%
       272,100   SLM Corp. ..................................         26,366,490

Finance - Investment Bankers/Brokers - 4.2%
       626,920   Goldman Sachs Group, Inc. ..................         45,984,582

Finance - Mortgage Loan Banker - 0.6%
        83,985   Fannie Mae .................................          6,193,894

Food - Diversified - 0.4%
        64,265   Unilever N.V. - New York Shares ............          4,164,372

Health Care Cost Containment - 0.5%
       183,490   McKesson Corp. .............................          6,000,123

Insurance Brokers - 0.6%
        64,760   Marsh & McLennan Companies, Inc. ...........       $  6,255,816

Medical - Biomedical and Genetic - 0.5%
       169,370   Genentech, Inc.* ...........................          5,673,895

Medical - Drugs - 0.7%
       217,297   Pfizer, Inc. ...............................          7,605,395

Medical - HMO - 10.1%
       585,810   Oxford Health Plans, Inc.* .................         27,216,733
       907,705   UnitedHealth Group, Inc. ...................         83,100,393

                                                                     110,317,126

Medical Instruments - 4.8%
     1,221,405   Medtronic, Inc. ............................         52,337,204

Multi-Line Insurance - 5.2%
       837,240   American International Group, Inc. .........         57,124,885

Multimedia - 4.4%
     1,774,577   AOL Time Warner, Inc.* .....................         26,104,028
       506,450   Viacom, Inc. - Class B* ....................         22,471,186

                                                                      48,575,214
Oil - Field Services - 0.8%
       247,260   BJ Services Co.* ...........................          8,377,169

Oil Companies - Exploration and Production - 3.0%
       661,215   Anadarko Petroleum Corp. ...................         32,597,899

Oil Companies - Integrated - 3.8%
     1,002,050   Exxon Mobil Corp. ..........................         41,003,886

SEE NOTES TO SCHEDULES OF INVESTMENTS.

                                             JANUS ASPEN SERIES JUNE 30, 2002 11

--------------------------------------------------------------------------------
JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Retail - Building Products - 2.5%
       734,648   Home Depot, Inc. ...........................    $    26,983,621

Retail - Regional Department Stores - 2.0%
       304,785   Kohl's Corp.* ..............................         21,359,333

Satellite Telecommunications - 1.1%
       628,253   EchoStar Communications Corp.* .............         11,660,376

Super-Regional Banks - 11.4%
       864,335   Bank of America Corp. ......................         60,814,611
     1,254,890   Wells Fargo & Co. ..........................         62,819,793

                                                                     123,634,404

Transportation - Services - 4.0%
       698,315   United Parcel Service, Inc. - Class B ......         43,120,951

Wireless Equipment - 0.3%
       106,040   QUALCOMM, Inc.* ............................          2,915,040
--------------------------------------------------------------------------------
Total Common Stock (cost $966,339,757) ......................        911,176,187
--------------------------------------------------------------------------------
Repurchase Agreement - 10.4%
$  113,100,000     ABN AMRO Bank N.V., 1.97%
                     dated 6/28/02, maturing 7/1/02 to be
                     repurchased at $113,118,567
                     collateralized by $23,307,374 in
                     Collateralized Mortgage Obligations
                     2.29%-6.50847%, 6/10/13-12/25/40 Aaa,
                     $106,803,055 in U.S. Government
                     Obligations, 2.64%-7.30%
                     6/15/09-5/1/37; with respective values
                     of $10,420,966 and $104,941,096 (cost
                     $113,100,000) ..........................        113,100,000
--------------------------------------------------------------------------------
Time Deposit - 4.6%
                 State Street Bank and Trust Co.
    50,000,000     1.9375%, 7/1/02 (cost $50,000,000) .......         50,000,000
--------------------------------------------------------------------------------
U.S. Government Agency - 1.4%
                 Federal Home Loan Bank System
    15,000,000     1.63%, 7/11/02
                   (amortized cost $14,993,208) .............         14,993,208
--------------------------------------------------------------------------------
Total Investments (total cost $1,144,432,965) - 100.1% ......      1,089,269,395
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.1%)      (1,434,491)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 1,087,834,904
--------------------------------------------------------------------------------


SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2002

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Netherlands                                       0.4%           $     4,164,372
United States++                                  99.6%             1,085,105,023
--------------------------------------------------------------------------------
Total                                           100.0%           $ 1,089,269,395


++ Includes Short-Term Securities (83.3% excluding Short-Term Securities)

SEE NOTES TO SCHEDULES OF INVESTMENTS.

12 Janus Aspen Series June 30, 2002

JANUS ASPEN CORE EQUITY PORTFOLIO Karen L. Reidy, portfolio manager

Janus Aspen Core Equity Portfolio lost 7.01% for its Institutional Shares and fell 7.12% for its Service Shares during the six months ended June 30, 2002, while its benchmark, the S&P 500 Index, dropped 13.15%.(1) This performance earned the Portfolio's Institutional Shares a top-decile ranking for the one-year period ended June 30, 2002, placing it 12th out of 155 variable annuity large-cap core funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

[PHOTO]

After making a sizzling comeback at year-end, stocks turned lukewarm in 2002. Shares were pressured as fears over the accounting scandal that brought down energy trader Enron tainted the broader market. Still, interest rates at historic lows, rising industrial production and near-record home sales provided reasons for optimism. But that optimism quickly faded as investors lost faith in corporate America following news of accounting fraud at WorldCom Communications, and, as a result, they bid shares sharply lower at the end of the period.

Despite this negative environment, many of our holdings fared well. Minnesota Mining & Manufacturing, the 100-year-old industrial giant that officially changed its name to 3M in April, is one such example. Amid slowing domestic growth as the U.S. economy stalled and cooling demand overseas, the company has benefited from the leadership of new CEO Jim McNerny, who has implemented several aggressive cost-cutting and efficiency programs he learned during his tenure at General Electric. Among his most important initiatives is a new focus on pay for performance to motivate top executives. After only a year on the job, McNerny's strategic restructuring has already produced rising profits in the face of weaker sales. What's more, improvements in working capital and free cash flow should provide a steady tailwind for the stock going forward.

Another standout was Honeywell International. Our interest in the diversified manufacturer was piqued when its merger with GE fell through last year over anti-competitive objections of European Union regulators. At the time, we viewed Honeywell as a "special situation" - in other words, a company with some very high-return businesses that had become undervalued due to a downturn in commercial air travel and the failed merger transaction. We were encouraged that business could improve when former Honeywell CEO Larry Bossidy temporarily reassumed the top spot. Bossidy, in turn, has named his former GE colleague David Cote, most recently CEO of TRW (aerospace and defense contractor), to continue the work of transforming the company. Business at the manufacturer's aerospace unit, meanwhile, has soared as defense spending has jumped. Additionally, we see an eventual recovery in the commercial airline industry driving future revenue growth.

Anheuser-Busch was a winner as well. The brewer, a company I've owned since I became manager of the Portfolio, typifies the kind of businesses I want to own. Over the years, the maker of Budweiser, Bud Light, Busch, Michelob and other specialty brands has impressed me with its rising free cash flow, declining capital intensity and dominant and growing market share. All in all, the company's consistent performance and top-notch management team continue to win my confidence.

On the downside, IBM hindered our results. Like many of its blue-chip brethren, the computer and technology behemoth slipped lower on investor misperceptions about its financial reporting practices. But while the company's accounting was given a clean bill of health, its fundamental revenue growth weakened as investment in technology products and services continued to slow despite signs of improvement elsewhere in the economy. This reinforced my belief that a recovery in capital spending on technology would lag other business investment, prompting me to reassess my original thesis for IBM and sell the stock.

Citigroup was another disappointment. With investors focused on confidence issues and questions about the unknown, the financial services powerhouse suffered from its loan exposure to long-distance phone company WorldCom and struggling Latin American economies. Compounding this negative sentiment were allegations that Wall Street research departments deceived investors with misleading stock recommendations. Still, we're impressed with Citigroup's strong fundamentals and attractive valuation and believe the franchise will reward us over the long run.

Looking ahead, despite the most attractive equity market valuations in years, emotions - more than fundamental weakness - may continue to drive the market. While I am confident that the weighty issues conspiring against stocks will eventually be resolved, the question yet to be answered is whether it will take a few months or much longer. I am keenly focused on finding attractively valued companies with rising returns on capital, accelerating free cash flow growth and managements with a history of executing - regardless of the environment.

Thank you for investing in Janus Aspen Core Equity Portfolio.

PORTFOLIO ASSET MIX

(% of Net Assets)                            June 30, 2002     December 31, 2001
--------------------------------------------------------------------------------
Equities                                             90.1%                 89.2%
  Foreign                                             8.7%                  6.3%
Top 10 Equities                                      25.4%                 28.0%
Number of Stocks                                        80                    66
Cash, Cash Equivalents
  and Fixed Income Securities                         9.9%                 10.8%


(1) All returns include reinvested dividends and capital gains.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of June 30, 2002, Lipper ranked Janus Aspen Core Equity Portfolio - Institutional Shares 1 out of 83 variable annuity large-cap core funds for the 5-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                             JANUS ASPEN SERIES JUNE 30, 2002 13

AVERAGE ANNUAL TOTAL RETURN

For the Periods Ended June 30, 2002
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/97)
  1 Year                                                                 (12.38)%
  5 Year                                                                  12.57%
  From Inception                                                          15.49%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                 (17.98)%
  5 Year                                                                   3.67%
  From Inception of Institutional Shares                                   5.63%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                 (12.63)%
  5 Year                                                                  12.16%
  From Portfolio Inception                                                15.07%
--------------------------------------------------------------------------------


Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

The Adviser has contractually agreed to waive a portion of the Portfolio's expenses. Without such waivers, the Portfolio's total returns for each class would have been lower.

SCHEDULE OF INVESTMENTS (UNAUDITED)


SHARES OR PRINCIPAL AMOUNT MARKET VALUE
Common Stock - 86.0%
Advertising Sales - 1.0%
         3,535   Lamar Advertising Co.* .....................    $       131,537

Agricultural Operations - 0.7%
         5,000   Monsanto Co. ...............................             89,000

Appliances - 0.5%
           970   Whirlpool Corp. ............................             63,399

Applications Software - 0.7%
         1,620   Microsoft Corp.* ...........................             88,614

Automotive - Cars and Light Trucks - 3.5%
         3,647   BMW A.G. ...................................            150,378
        10,335   Ford Motor Co. .............................            165,360
         2,410   General Motors Corp. .......................            128,815

                                                                         444,553

Automotive - Truck Parts and Equipment - 2.0%
         2,507   Autoliv A.B ................................             61,105
         9,760   Delphi Corp. ...............................            128,832
         1,550   Lear Corp.* ................................             71,687

                                                                         261,624

Beverages - Non-Alcoholic - 2.0%
         1,865   Coca-Cola Co. ..............................            104,440
         3,065   PepsiCo, Inc. ..............................            147,733

                                                                         252,173

Beverages - Wine and Spirits - 1.5%
        15,229   Diageo PLC .................................            196,458

Brewery - 2.1%
         5,349   Anheuser-Busch Companies, Inc. .............    $       267,450

Broadcast Services and Programming - 1.3%
         1,265   Clear Channel Communications, Inc.* ........             40,505
        13,825   Liberty Media Corp. - Class A* .............            131,337

                                                                         171,842

Cable Television - 0.4%
         2,333   Comcast Corp.-Special Class A* .............             55,619

Chemicals - Diversified - 1.2%
         3,520   E.I. du Pont de Nemours and Co. ............            156,288

Computer Services - 0.4%
         1,455   Electronic Data Systems Corp. ..............             54,053

Computers - 0.4%
         3,000   Apple Computer, Inc.* ......................             53,160

Computers - Peripheral Equipment - 1.0%
         2,250   Lexmark International Group, Inc. -
                  Class A* ..................................            122,400

Consulting Services - 0.5%
         3,270   Accenture, Ltd. - Class A - New York
                  Shares* ...................................             62,130

Cosmetics and Toiletries - 1.7%
         2,395   Procter & Gamble Co. .......................            213,874

Data Processing and Management - 3.0%
         6,098   Automatic Data Processing, Inc. ............            265,568
         3,355   First Data Corp. ...........................            124,806

                                                                         390,374

SEE NOTES TO SCHEDULES OF INVESTMENT.

14 Janus Aspen Series June 30, 2002

JANUS ASPEN CORE EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT MARKET VALUE
Diversified Financial Services - 3.0%
        10,061   Citigroup, Inc. ............................    $       389,864

Diversified Operations - 8.8%
         2,865   3M Co. .....................................            352,395
        16,204   Bombardier, Inc. - Class B .................            134,244
         5,476   General Electric Co. .......................            159,078
        11,415   Honeywell International, Inc. ..............            402,150
         1,165   Illinois Tool Works, Inc. ..................             79,570

                                                                       1,127,437

Electronic Design Automation - 1.1%
         8,942   Cadence Design Systems, Inc.* ..............            144,145

Engineering - Research and Development - 1.2%
         3,855   Fluor Corp. ................................            150,152

Finance - Consumer Loans - 1.1%
         2,735   Household International, Inc. ..............            135,929

Finance - Investment Bankers/Brokers - 2.7%
        10,130   J.P. Morgan Chase & Co. ....................            343,610

Food - Diversified - 1.4%
         4,505   H.J. Heinz Co. .............................            185,156

Food - Meat Products - 0.6%
         4,600   Tyson Foods, Inc. - Class A ................             71,346

Food - Retail - 1.1%
         6,925   Kroger Co.* ................................            137,808

Home Furnishings - 0.8%
         2,820   Ethan Allen Interiors, Inc. ................             98,277

Hotels and Motels - 1.4%
         4,090   Fairmont Hotels and Resorts, Inc.
                   - New York Shares ........................            105,440
         2,320   Starwood Hotels & Resorts Worldwide, Inc. ..             76,305

                                                                         181,745
Instruments - Controls - 0.6%
         1,955   Mettler-Toledo International, Inc.* ........             72,081

Insurance Brokers - 2.9%
         3,890   Marsh & McLennan Companies, Inc. ...........            375,774

Life and Health Insurance - 3.2%
         9,200   AFLAC, Inc. ................................            294,400
         1,220   CIGNA Corp. ................................            118,852

                                                                         413,252

Medical - Drugs - 3.3%
         7,230   Schering-Plough Corp. ......................            177,858
         4,740   Wyeth ......................................            242,688

                                                                         420,546

Medical - Hospitals - 1.9%
         3,395   Tenet Healthcare Corp.* ....................            242,912

Multi-Line Insurance - 1.5%
         2,893   American International Group, Inc. .........            197,389

Multimedia - 4.2%
         5,430   Entravision Communications Corp.* ..........             66,518
         2,755   Gannett Company, Inc. ......................            209,104
         5,882   Viacom, Inc. - Class B* ....................            260,984

                                                                         536,606

Oil Companies - Exploration and Production - 1.8%
           760   Apache Corp. ...............................    $        43,685
         4,790   Burlington Resources, Inc. .................            182,020

                                                                         225,705

Oil Companies - Integrated - 3.5%
         2,138   EnCana Corp. ...............................             65,649
         2,400   EnCana Corp. - New York Shares .............             73,440
         7,480   Exxon Mobil Corp. ..........................            306,082

                                                                         445,171

Property and Casualty Insurance - 2.0%
         1,470   Chubb Corp. ................................            104,076
         1,725   XL Capital, Ltd. - Class A .................            146,108

                                                                         250,184

Radio - 0.6%
         8,305   Spanish Broadcasting System, Inc. -
                   Class A* .................................             83,050

Reinsurance - 1.8%
           103   Berkshire Hathaway, Inc. - Class B* ........            230,102

Retail - Apparel and Shoe - 0.4%
         3,265   Gap, Inc. ..................................             46,363

Retail - Discount - 1.9%
         3,345   Target Corp. ...............................            127,445
         2,066   Wal-Mart Stores, Inc. ......................            113,651

                                                                         241,096

Retail - Jewelry - 0.3%
         1,065   Tiffany & Co. ..............................             37,488

Rubber - Tires - 0.5%
         3,260   Goodyear Tire & Rubber Co. .................             60,995

Semiconductor Components/Integrated Circuits - 1.2%
         2,273   Linear Technology Corp. ....................             71,440
         2,266   Maxim Integrated Products, Inc.* ...........             86,856

                                                                         158,296

Super-Regional Banks - 3.0%
         2,015   Bank of America Corp. ......................            141,775
        10,603   U.S. Bancorp ...............................            247,580

                                                                         389,355

Tobacco - 0.5%
         1,345   Philip Morris Companies, Inc. ..............             58,750

Toys - 1.0%
         5,890   Mattel, Inc. ...............................            124,161

Transportation - Air Freight - 1.9%
         6,455   CNF, Inc. ..................................            245,161

Transportation - Services - 0.9%
         2,115   FedEx Corp. ................................            112,941
--------------------------------------------------------------------------------
Total Common Stock (cost $11,231,770) .......................         11,007,395
--------------------------------------------------------------------------------
Corporate Bonds - 0.5%
Brewery - 0.1%
$       15,000   Anheuser-Busch Companies, Inc., 6.00%
                   senior notes, due 4/15/11 ................             15,562

Cellular Telecommunications - 0.4%
        46,000   VoiceStream Wireless Corp., 10.375%
                   senior notes, due 11/15/09 ...............             44,160
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $60,915) ........................             59,722
--------------------------------------------------------------------------------

See Notes to Schedules of Investment.

                                             Janus Aspen Series June 30, 2002 15

JANUS ASPEN CORE EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Preferred Stock - 4.1%
Automotive - Cars and Light Trucks - 3.1%
         3,250   Ford Motor Company Capital Trust II
                   convertible, 6.50% .......................    $       182,812
         3,625   General Motors Corp. - Series A
                   convertible, 4.50% .......................             93,670
           244   Porsche A.G. ...............................            115,671

                                                                         392,153

Cable Television - 0.3%
         1,110   Cox Communications, Inc.
                   convertible, 7.00% .......................             45,244

Electric - Integrated - 0.2%
         1,257   Reliant Energy, Inc., convertible, 2.00%
                   (AOL Time Warner, Inc.)(omega) ...........             31,425

Publishing - Newspapers - 0.5%
           896   Tribune Co., convertible, 2.00% ............             58,464
--------------------------------------------------------------------------------
Total Preferred Stock (cost $579,922) .......................            527,286
--------------------------------------------------------------------------------
U.S. Government Obligations - 0.3%
                 Fannie Mae:
$       15,000     4.75%, due 11/14/03 ......................             15,463
        20,000     5.625%, due 5/14/04 ......................             20,950
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $35,841) ............             36,413
--------------------------------------------------------------------------------
Repurchase Agreement - 6.2%
       800,000   ABN AMRO Bank N.V., 1.97%
                   dated 6/28/02, maturing 7/1/02 to be
                   repurchased at $800,131 collateralized
                   by $164,862 in Collateralized Mortgage
                   Obligations 2.29%-6.50847%,
                   6/10/13-12/25/40 Aaa, $755,459 in U.S.
                   Government Obligations, 2.64%-7.30%
                   6/15/09-5/1/37; with respective values
                   of $73,712 and $742,289 (cost
                   $800,000) ................................            800,000
--------------------------------------------------------------------------------
Total Investments (total cost $12,708,448) - 97.1% ..........         12,430,816
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities -
 2.9% .......................................................            373,731
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $    12,804,547
--------------------------------------------------------------------------------


SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2002

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Bermuda                                           1.7%           $       208,238
Canada                                            3.0%                   378,773
Germany                                           2.1%                   266,049
Sweden                                            0.5%                    61,105
United Kingdom                                    1.6%                   196,458
United States++                                  91.1%                11,320,193
--------------------------------------------------------------------------------
Total                                           100.0%           $    12,430,816

++ Includes Short-Term Securities (84.6% excluding Short-Term Securities)

SEE NOTES TO SCHEDULES OF INVESTMENTS.

16 Janus Aspen Series June 30, 2002

JANUS ASPEN BALANCED PORTFOLIO Karen L. Reidy, portfolio manager

For the six months ended June 30, 2002, Janus Aspen Balanced Portfolio fell 3.19% for its Institutional Shares and declined 3.34% for its Service Shares. By comparison, the S&P 500 Index, the benchmark for the equity portion of the Portfolio, lost 13.15%, and the Lehman Brothers Government/Credit Index, the Portfolio's fixed-income benchmark, gained 3.26%.(1) This performance earned the Portfolio's Institutional Shares a top-quartile ranking for the one-year period ended June 30, 2002, placing it 15th out of 65 variable annuity balanced funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

[PHOTO]

The positive market momentum that had started to build at the end of 2001 lost steam in the new year. Equity markets were volatile as a crisis of confidence, triggered by the collapse of energy trader Enron, weighed on share prices across the board. Although interest rates hovered at 40-year lows and there were indications that the economy was slowly climbing out of recession, these encouraging signs were eclipsed by seemingly endless disclosures of corporate deception, undermining the confidence of investors and consumers alike. Threats of terrorist attacks in the U.S. and escalating violence in the Middle East also took a toll.

Bonds benefited in this unfavorable equity environment as investors turned to debt securities for their relative stability and safety. By the end of June, U.S. Treasuries were on track to beat stock returns for the third year in a row. Gross domestic product grew at a surprising 5.6% annual rate in the first quarter, however, our company research indicated the economy was still weak. Consequently, we maintained our fixed-income weighting north of 45% during the period.

On the equity side, Honeywell International proved a winner. When the proposed merger between the diversified manufacturer and General Electric was rejected by European Union regulators last year, Honeywell's stock price tumbled, which we viewed as an attractive buying opportunity. Since then, well-regarded former CEO Larry Bossidy has temporarily come out of retirement to help put the company back on track. We are equally pleased that Bossidy has named his old GE colleague and previous TRW (aerospace and defense contractor) CEO David Cote to continue the recovery. Amid these changes, Honeywell has profited from increased military spending as the top provider of cockpit systems and electronics. Furthermore, an eventual rebound in the commercial airline business bodes well for the manufacturer going forward.

3M also supported our results. The maker of products ranging from Post-It Notes to medical software has benefited from a strategic restructuring plan implemented by new Chairman and CEO Jim McNerny, another former GE executive. With a fresh perspective on the 100-year-old company, McNerny saw 3M's antiquated management processes as a roadblock to growth. As such, he has put in place several initiatives designed to improve working capital and free cash flow and has established a pay-for-performance compensation system as an incentive for top employees. Additionally, McNerny is aiming to use 3M's extensive international distribution channels to drive revenues higher.

Another standout was Anheuser-Busch. The brewer epitomizes everything we look for in an investment as it enjoys improving free cash flow, declining capital intensity and dominant market share. No question, Anheuser-Busch's management team not only has executed well on its business plan by delivering consistent, predictable earnings, but it also has continued to gain our respect.

On the downside, Citigroup hindered our results. Pressuring shares of the financial services powerhouse were concerns over its loan exposure to long-distance phone company WorldCom as well as burgeoning financial crises in Latin America. Meanwhile, allegations that Wall Street research departments deceived investors with misleading stock recommendations also worked against the stock. Nevertheless, given Citigroup's strong fundamentals and attractive valuation, we remain firm believers in the franchise.

Payroll and tax filing processor Automatic Data Processing also disappointed. As the economy slipped into recession and companies laid off employees to cut costs and shore up their balance sheets, ADP struggled as its pays per control, or the number of employees on payroll, declined. Although the days of double-digit revenue growth may not return any time soon, as the economy continues to show welcome signs of a turnaround and unemployment starts to level off, we expect ADP to benefit as companies gradually begin to add workers.

Looking ahead, despite an improving economic picture, emotions may continue to drive the market. However, I am confident that if we roll up our sleeves and make our best efforts to understand the business prospects, balance sheets and cash flow statements of potential investments, we will find solid opportunities that will reward us over the long term.

Thank you for investing in Janus Aspen Balanced Portfolio.

PORTFOLIO ASSET MIX

(% of Net Assets)                            June 30, 2002     December 31, 2001
--------------------------------------------------------------------------------
Equities                                             43.5%                 47.5%
Top 10 Equities                                      14.9%                 16.1%
Number of Stocks                                        70                    66
Fixed Income Securities
  U.S. Government Obligations                        23.4%                 21.5%
  Corporate Bonds/Warrants
    Investment Grade                                 19.5%                 18.1%
    High-Yield/High-Risk                              0.5%                  1.0%
Preferred Stock                                       1.7%                  1.2%
Cash and Cash Equivalents                            11.4%                 10.7%


(1) All returns include reinvested dividends and capital gains.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of June 30, 2002, Lipper ranked Janus Aspen Balanced Portfolio - Institutional Shares 1 out of 42 variable annuity balanced funds for the 5-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                             JANUS ASPEN SERIES JUNE 30, 2002 17

AVERAGE ANNUAL TOTAL RETURN

For the Periods Ended June 30, 2002
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                                  (4.44)%
  5 Year                                                                  10.79%
  From Inception                                                          13.04%
--------------------------------------------------------------------------------

Lehman Brothers Government/Credit Index
  1 Year                                                                   8.25%
  5 Year                                                                   7.48%
  From Inception Date of Institutional Shares                              6.53%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                 (17.98)%
  5 Year                                                                   3.67%
  From Inception Date of Institutional Shares                             11.08%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                  (4.68)%
  5 Year                                                                  10.72%
  From Portfolio Inception                                                13.03%
--------------------------------------------------------------------------------


Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Due to recent market volatility, the Portfolio may have an increased position in cash for temporary defensive purposes.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Lehman Brothers Government/ Credit Index is composed of all bonds that are of investment grade with at least one year until maturity. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT MARKET VALUE
Common Stock - 43.5%
Agricultural Operations - 0.4%
       736,800   Monsanto Co. ...............................     $   13,115,040

Applications Software - 0.4%
       272,610   Microsoft Corp.* ...........................         14,911,767

Automotive - Cars and Light Trucks - 2.2%
       859,912   BMW A.G. ...................................         35,457,047
     1,742,380   Ford Motor Co. .............................         27,878,080
       342,690   General Motors Corp. .......................         18,316,780

                                                                      81,651,907

Automotive - Truck Parts and Equipment - 0.5%
     1,381,900   Delphi Corp. ...............................         18,241,080

Beverages - Non-Alcoholic - 0.9%
       148,145   Coca-Cola Co. ..............................          8,296,120
       479,355   PepsiCo, Inc. ..............................         23,104,911

                                                                      31,401,031

Beverages - Wine and Spirits - 1.0%
     2,702,986   Diageo PLC .................................         34,869,191

Brewery - 1.3%
       954,429   Anheuser-Busch Companies, Inc. .............         47,721,450

Broadcast Services and Programming - 0.6%
     2,379,215   Liberty Media Corp. - Class A* .............         22,602,542

Cable Television - 0.3%
       435,899   Comcast Corp. - Special Class A* ...........     $   10,391,832

Chemicals - Diversified - 0.6%
       515,700   E.I. du Pont de Nemours and Co. ............         22,897,080

Computer Services - 0.4%
       439,530   Electronic Data Systems Corp. ..............         16,328,539

Computers - 0.2%
       510,800   Apple Computer, Inc.* ......................          9,051,376

Computers - Peripheral Equipment - 0.5%
       330,220   Lexmark International Group, Inc. -
                  Class A* ..................................         17,963,968

Consulting Services - 0.2%
       456,265   Accenture, Ltd. - Class A - New York
                  Shares* ...................................          8,669,035

Cosmetics and Toiletries - 0.7%
       284,320   Procter & Gamble Co. .......................         25,389,776

Data Processing and Management - 1.5%
       914,509   Automatic Data Processing, Inc. ............         39,826,867
       396,520   First Data Corp. ...........................         14,750,544

                                                                      54,577,411

Diversified Financial Services - 1.7%
     1,588,236   Citigroup, Inc. ............................         61,544,145

Diversified Minerals - 0%
         3,430   Companhia Vale do Rio Doce (ADR)* ..........             94,908

SEE NOTES TO SCHEDULES OF INVESTMENTS.

18 Janus Aspen Series June 30, 2002

JANUS ASPEN BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT MARKET VALUE
Diversified Operations - 4.7%
       457,615   3M Co. .....................................    $    56,286,645
     2,080,541   Bombardier, Inc. - Class B .................         17,236,497
       909,664   General Electric Co. .......................         26,425,739
     2,076,160   Honeywell International, Inc. ..............         73,143,117

                                                                     173,091,998

Electronic Components - Semiconductors - 0.3%
       425,287   Texas Instruments, Inc. ....................         10,079,302

Electronic Design Automation - 0.6%
     1,321,092   Cadence Design Systems, Inc.* ..............         21,296,003

Engineering - Research and Development - 0.7%
       626,610   Fluor Corp. ................................         24,406,460

Finance - Consumer Loans - 0.6%
       421,425   Household International, Inc. ..............         20,944,822

Finance - Credit Card - 0.4%
       450,000   American Express Co. .......................         16,344,000

Finance - Investment Bankers/Brokers - 1.3%
     1,394,045   J.P. Morgan Chase & Co. ....................         47,286,006

Food - Diversified - 0.9%
       765,150   H.J. Heinz Co. .............................         31,447,665

Food - Retail - 0.5%
       838,140   Kroger Co.* ................................         16,678,986

Hotels and Motels - 0.2%
       240,233   Fairmont Hotels and Resorts, Inc.
                   - New York Shares ........................          6,193,207

Insurance Brokers - 1.9%
       708,345   Marsh & McLennan Companies, Inc. ...........         68,426,127

Life and Health Insurance - 1.6%
     1,139,060   AFLAC, Inc. ................................         36,449,920
       231,795   CIGNA Corp. ................................         22,581,469

                                                                      59,031,389

Medical - Biomedical and Genetic - 0.1%
       118,525   Immunex Corp.* .............................          2,647,849

Medical - Drugs - 1.9%
     1,205,000   Schering-Plough Corp. ......................         29,643,000
       791,000   Wyeth ......................................         40,499,200

                                                                      70,142,200

Medical - Hospitals - 1.1%
       536,320   Tenet Healthcare Corp.* ....................         38,373,696

Motorcycle and Motor Scooter Manufacturing - 0.4%
       272,343   Harley-Davidson, Inc. ......................         13,963,026

Multi-Line Insurance - 0.8%
       435,309   American International Group, Inc. .........         29,701,133

Multimedia - 2.3%
       363,705   Gannett Company, Inc. ......................         27,605,209
       973,156   Viacom, Inc. - Class B* ....................         43,178,932
       648,245   Walt Disney Co. ............................         12,251,830

                                                                      83,035,971

Oil Companies - Exploration and Production - 1.0%
       108,415   Apache Corp. ...............................          6,231,694
       803,027   Burlington Resources, Inc. .................         30,515,026

                                                                      36,746,720

Oil Companies - Integrated - 2.3%
       145,313   EnCana Corp. ...............................    $     4,461,938
       405,940   EnCana Corp. - New York Shares .............         12,421,764
     1,617,265   Exxon Mobil Corp. ..........................         66,178,484

                                                                      83,062,186

Property and Casualty Insurance - 1.1%
       305,235   Chubb Corp. ................................         21,610,638
       233,865   XL Capital, Ltd. - Class A .................         19,808,366

                                                                      41,419,004

Reinsurance - 0.9%
        15,495   Berkshire Hathaway, Inc. - Class B* ........         34,615,830

Retail - Apparel and Shoe - 0.2%
       443,620   Gap, Inc. ..................................          6,299,404

Retail - Discount - 1.0%
       502,370   Target Corp. ...............................         19,140,297
       343,625   Wal-Mart Stores, Inc. ......................         18,902,811

                                                                      38,043,108

Rubber - Tires - 0.4%
       818,270   Goodyear Tire & Rubber Co. .................         15,309,832

Semiconductor Components/Integrated Circuits - 0.5%
       270,127   Linear Technology Corp. ....................          8,490,092
       269,672   Maxim Integrated Products, Inc.* ...........         10,336,528

                                                                      18,826,620

Super-Regional Banks - 1.7%
       343,740   Bank of America Corp. ......................         24,185,546
     1,555,873   U.S. Bancorp ...............................         36,329,635

                                                                      60,515,181

Toys - 0.3%
       552,750   Mattel, Inc. ...............................         11,651,970

Transportation - Services - 0.4%
       292,640   FedEx Corp. ................................         15,626,976
--------------------------------------------------------------------------------
Total Common Stock (cost $1,667,839,975) ....................      1,586,628,749
--------------------------------------------------------------------------------
Corporate Bonds - 20.0%
Aerospace and Defense - 0.7%
                 Lockheed Martin Corp.:
$    5,790,000     7.25%, company guaranteed notes
                   due 5/15/06 ..............................          6,289,387
     6,195,000     8.20%, notes, due 12/1/09 ................          7,170,712
     9,700,000     7.65%, company guaranteed notes
                   due 5/1/16 ...............................         11,033,750

                                                                      24,493,849

Automotive - Truck Parts and Equipment - 0.6%
    14,240,000   Delphi Corp., 6.55%
                   notes, due 6/15/06 .......................         14,845,200
     5,420,000   Lear Corp., 7.96%
                   company guaranteed notes, due 5/15/05 ....          5,589,375

                                                                      20,434,575

Beverages - Non-Alcoholic - 1.2% Coca-Cola Enterprises, Inc.:
     7,675,000     5.375%, notes, due 8/15/06 ...............          7,895,656
    20,173,000     7.125%, notes, due 9/30/09 ...............         22,190,300
    11,875,000     6.125%, notes, due 8/15/11 ...............         12,231,250

                                                                      42,317,206

See Notes to Schedules of Investments.

                                            Janus Aspen Series  June 30, 2002 19

JANUS ASPEN BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Brewery - 1.3%
                 Anheuser-Busch Companies, Inc.:
$    9,995,000     5.65%, notes, due 9/15/08 ................    $    10,369,812
     9,135,000     5.75%, notes, due 4/1/10 .................          9,329,119
    14,969,000     6.00%, senior notes, due 4/15/11 .........         15,530,337
     3,600,000     7.55%, notes, due 10/1/30 ................          4,135,500
     3,750,000     6.80%, notes, due 1/15/31 ................          3,965,625
     4,925,000     6.80%, notes, due 8/20/32 ................          5,208,187

                                                                      48,538,580

Broadcast Services and Programming - 0.3%
     9,370,000   Clear Channel Communications, Inc., 6.00%
                   notes, due 11/1/06 .......................          9,206,025
Cable Television - 0.7%
                 Cox Communications, Inc.:
     3,950,000     7.50%, notes, due 8/15/04 ................          4,014,188
     2,512,000     7.75%, notes, due 8/15/06 ................          2,502,580
    18,005,000   TCI Communications, Inc., 6.375%
                   senior notes, due 5/1/03 .................         18,387,606

                                                                      24,904,374

Cellular Telecommunications - 0.3%
     9,940,000   VoiceStream Wireless Corp., 10.375%
                   senior notes, due 11/15/09 ...............          9,542,400

Chemicals - Diversified - 0.3%
    11,610,000   Dow Chemical Co., 6.125%
                   notes, due 2/1/11 ........................         11,697,075

Commercial Banks - 0.2%
     7,115,000   US Bank N.A., 5.70%
                   notes, due 12/15/08 ......................          7,292,875

Computers - 0.4%
     7,230,000   Apple Computer, Inc., 6.50%
                   notes, due 2/15/04 .......................          7,230,000
                 Sun Microsystems, Inc.:
     1,420,000     7.35%, senior notes, due 8/15/04 .........          1,491,000
     7,263,000     7.65%, senior notes, due 8/15/09 .........          7,671,544

                                                                      16,392,544

Cosmetics and Toiletries - 0.2%
     8,175,000   International Flavors & Fragrances, Inc.
                   6.45%, notes, due 5/15/06 ................          8,502,000

Diversified Financial Services - 2.4%
    11,225,000   Associates Corporation of North America
                   5.75%, senior notes, due 11/1/03 .........         11,659,969
                 Citigroup, Inc.:
    10,070,000     7.25%, subordinated notes, due 10/1/10 ...         10,963,713
     3,365,000     6.625%, notes, due 6/15/32 ...............          3,251,431
                 General Electric Capital Corp.:
    10,415,000     5.375%, notes, due 1/15/03 ...............         10,597,262
    18,355,000     5.375%, notes, due 4/23/04 ...............         19,066,256
     5,340,000     7.25%, notes, due 5/3/04 .................          5,727,150
    15,175,000     5.35%, notes, due 3/30/06 ................         15,573,344
    10,785,000     6.75%, notes, due 3/15/32 ................         10,596,262

                                                                      87,435,387

Diversified Operations - 0.5%
                 Honeywell International, Inc.:
     9,950,000     5.125%, notes, due 11/1/06 ...............         10,037,062
     7,165,000     6.125%, notes, due 11/1/11 ...............          7,326,212

                                                                      17,363,274

Finance - Auto Loans - 1.1%
                 General Motors Acceptance Corp.:
$   15,850,000     6.75%, notes, due 12/10/02 ...............    $    16,167,000
     5,955,000     5.80%, notes, due 3/12/03 ................          6,081,544
     9,043,000     5.36%, notes, due 7/27/04 ................          9,212,556
     7,160,000     5.25%, notes, due 5/16/05 ................          7,204,750

                                                                      38,665,850

Finance - Consumer Loans - 0.7%
     8,830,000   American General Finance Corp., 5.875%
                   notes, due 7/14/06 .......................          9,116,975
                 Household Finance Corp.:
     5,415,000     6.00%, notes, due 5/1/04 .................          5,597,756
     7,180,000     6.50%, notes, due 1/24/06 ................          7,341,550
     4,340,000     6.75%, notes, due 5/15/11 ................          4,269,475

                                                                      26,325,756

Finance - Credit Card - 0.5%
                 American Express Co.:
    12,921,000     6.75%, senior unsubordinated notes
                   due 6/23/04 ..............................         13,777,016
     5,380,000     4.25%, notes, due 2/7/05 .................          5,447,250

                                                                      19,224,266

Finance - Investment Bankers/Brokers - 0.8%
                 J.P. Morgan Chase & Co.:
     7,175,000     5.25%, notes, due 5/30/07 ................          7,219,844
     5,625,000     6.625%, subordinated notes, due 3/15/12 ..          5,786,719
    14,535,000   Salomon Smith Barney Holdings, Inc., 6.50%
                   notes, due 2/15/08 .......................         15,534,281

                                                                      28,540,844

Food - Diversified - 0.9%
                 General Mills, Inc.:
     8,195,000     5.125%, notes, due 2/15/07 ...............          8,184,756
     4,745,000     6.00%, notes, due 2/15/12 ................          4,697,550
                 Kellogg Co.:
    18,100,000     5.50%, notes, due 4/1/03 .................         18,439,375
     1,800,000     7.45%, debentures, due 4/1/31 ............          1,977,750

                                                                      33,299,431

Food - Retail - 1.4%
    10,465,000   Fred Meyer, Inc., 7.45%
                   company guaranteed notes, due 3/1/08 .....         11,511,500
                 Kroger Co.:
     3,960,000     7.80%, notes, due 8/15/07 ................          4,370,850
     3,090,000     7.00%, senior notes, due 5/1/18 ..........          3,101,587
     4,950,000     6.80%, notes, due 12/15/18 ...............          4,863,375
     4,580,000     7.50%, company guaranteed notes
                   due 4/1/31 ...............................          4,768,925
                 Safeway, Inc.:
     3,050,000     6.85%, senior notes, due 9/15/04 .........          3,244,437
     7,140,000     6.15%, notes, due 3/1/06 .................          7,505,925
     5,642,000     6.50%, notes, due 11/15/08 ...............          5,959,362
     6,690,000     6.50%, notes, due 3/1/11 .................          6,890,700

                                                                      52,216,661

Food - Wholesale/Distribution - 0.1%
     3,635,000   Pepsi Bottling Holdings, Inc., 5.625%
                   company guaranteed notes, due 2/17/09+ ...          3,694,069

See Notes to Schedules of Investments.

20 Janus Aspen Series  June 30, 2002

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Hotels and Motels - 0.2%
                 Starwood Hotels & Resorts Worldwide, Inc.:
$    3,605,000     7.375%, notes, due 5/1/07 ................    $     3,546,419
     2,705,000     7.875%, notes, due 5/1/12 ................          2,650,900

                                                                       6,197,319

Insurance Brokers - 0.2%
     7,275,000   Marsh & McLennan Companies, Inc.
                   5.375%, notes, due 3/15/07+ ..............          7,465,969

Internet Brokers - 0.3%
     9,667,000   Charles Schwab Corp., 8.05%
                   notes, due 3/1/10 ........................         10,645,784

Life and Health Insurance - 0.1%
     2,393,000   SunAmerica, Inc., 6.75%
                   notes, due 10/1/07 .......................          2,587,431

Medical - Drugs - 0.3%
     9,150,000   Pfizer, Inc., 5.625%
                   notes, due 2/1/06 ........................          9,653,250
     2,871,000   Warner-Lambert Co., 6.00%
                   notes, due 1/15/08 .......................          2,989,429

                                                                      12,642,679

Medical - HMO - 0.3%
                 UnitedHealth Group, Inc.:
     4,950,000     7.50%, notes, due 11/15/05 ...............          5,445,000
     5,375,000     5.20%, notes, due 1/17/07 ................          5,462,344

                                                                      10,907,344

Multi-Line Insurance - 0.4%
    14,550,000   AIG SunAmerica Global Financial IX, Inc.
                   5.10%, notes, due 1/17/07+ ...............         14,841,000

Multimedia - 0.3%
                 Viacom, Inc.:
     8,485,000     7.75%, senior notes, due 6/1/05 ..........          9,301,681
     3,000,000     7.70%, company guaranteed notes
                   due 7/30/10 ..............................          3,281,250

                                                                      12,582,931

Oil Companies - Exploration and Production - 0.2%
     7,095,000   Burlington Resources Finance Co., 7.20%
                   notes, due 8/15/31 .......................          7,245,769

Oil Companies - Integrated - 0.3%
    10,585,000   Conoco, Inc., 6.95%
                   senior notes, due 4/15/29 ................         10,823,163

Oil Refining and Marketing - 0.2%
                 Valero Energy Corp.:
     3,245,000     6.125%, notes, due 4/15/07 ...............          3,350,463
     2,504,000     6.875%, notes, due 4/15/12 ...............          2,572,860
     1,789,000     7.50%, notes, due 4/15/32 ................          1,795,709

                                                                       7,719,032

Resorts and Theme Parks - 0.1%
     2,065,000   Six Flags, Inc., 9.75%
                   senior notes, due 6/15/07 ................          2,116,625

Retail - Building Products - 0.7%
    24,175,000   Home Depot, Inc., 6.50%
                   senior notes, due 9/15/04 ................         25,806,813

Retail - Discount - 1.3%
                 Target Corp.:
$   12,215,000     5.50%, notes, due 4/1/07 .................    $    12,611,988
     2,855,000     5.40%, notes, due 10/1/08 ................          2,897,825
     7,250,000     5.375%, notes, due 6/15/09 ...............          7,250,000
                 Wal-Mart Stores, Inc.:
     7,850,000     5.45%, notes, due 8/1/06 .................          8,183,625
    14,340,000     6.875%, senior notes, due 8/10/09 ........         15,756,075

                                                                      46,699,513

Retail - Restaurants - 0.1%
     3,695,000   Yum! Brands, Inc., 7.70%
                   notes, due 7/1/12 ........................          3,695,000

Super-Regional Banks - 0%
     1,693,000   Firstar Bank N.A., 7.125%
                   subordinated notes, due 12/1/09 ..........          1,849,603

Tools - Hand Held - 0.4%
    12,610,000   Black & Decker Corp., 7.125%
                   senior notes, due 6/1/11 .................         13,476,938
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $703,063,691) ...................        727,389,954
--------------------------------------------------------------------------------
Preferred Stock - 1.7%
Automotive - Cars and Light Trucks - 1.4%
       582,090   Ford Motor Company Capital Trust II
                   convertible, 6.50% .......................         32,742,563
       688,630   General Motors Corp. - Series B
                   convertible, 5.25% .......................         18,090,310

                                                                      50,832,873

Electric - Integrated - 0.1%
       243,417   Reliant Energy, Inc., convertible, 2.00%
                   (AOL Time Warner, Inc.)(omega) ...........          6,085,425

Publishing - Newspapers - 0.2%
        98,448     Tribune Co., convertible, 2.00% ..........          6,423,732
--------------------------------------------------------------------------------
Total Preferred Stock (cost $79,085,606) ....................         63,342,030
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
         4,211   Ono Finance PLC, expires 5/31/09*,+
                   (cost $0) ................................                 42
--------------------------------------------------------------------------------
U.S. Government Obligations - 23.4%
U.S. Government Agencies - 9.6%
                 Fannie Mae:
$    8,200,000     4.75%, due 11/14/03 ......................          8,453,298
    99,260,000     5.625%, due 5/14/04 ......................        103,976,835
    23,780,000     5.50%, due 5/2/06 ........................         24,969,000
    14,365,000     4.75%, due 1/2/07 ........................         14,544,563
    20,070,000     5.00%, due 1/15/07 .......................         20,621,925
    13,200,000     6.25%, due 2/1/11 ........................         13,876,500
    43,935,000     5.375%, due 11/15/11 .....................         43,989,919
    16,195,000     6.625%, due 11/15/30 .....................         17,105,969
                 Federal Home Loan Bank System:
    27,430,000     4.875%, due 5/14/04 ......................         28,390,050
    28,895,000     3.375%, due 6/15/04 ......................         29,039,475
    29,175,000     6.50%, due 11/15/05 ......................         31,654,875
    12,270,000   Freddie Mac
                   5.875%, due 3/21/11 ......................         12,576,750

                                                                     349,199,159


See Notes to Schedules of Investments.

                                             Janus Aspen Series June 30, 2002 21

JANUS ASPEN BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
U.S. Treasury Notes/Bonds - 13.8%
$   17,370,000     3.375%, due 4/30/04 ......................    $    17,553,254
    10,910,000     3.25%, due 5/31/04 .......................         10,993,462
    15,875,000     6.00%, due 8/15/04 .......................         16,864,965
    43,890,000     5.875%, due 11/15/04 .....................         46,646,731
    26,955,000     5.75%, due 11/15/05 ......................         28,774,463
    38,070,000     6.50%, due 10/15/06 ......................         41,909,740
    24,166,000     5.625%, due 5/15/08 ......................         25,793,338
    29,765,000     6.00%, due 8/15/09 .......................         32,333,124
    24,233,000     5.75%, due 8/15/10 .......................         25,921,555
    25,550,000     5.00%, due 8/15/11 .......................         25,904,634
    50,060,000     7.25%, due 5/15/16 .......................         58,998,213
    22,941,000     6.25%, due 8/15/23 .......................         24,579,446
    34,930,000     6.00%, due 2/15/26 .......................         36,332,440
    29,775,000     5.25%, due 2/15/29 .......................         28,009,640
    75,025,000     6.25%, due 5/15/30 .......................         81,270,081

                                                                     501,885,086
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $839,018,136) .......        851,084,245
--------------------------------------------------------------------------------
Repurchase Agreement - 0.7%
    24,500,000   ABN AMRO Bank N.V., 1.97%
                   dated 6/28/02, maturing 7/1/02 to be
                   repurchased at $24,504,022 collateralized
                   by $5,048,901 in Collateralized Mortgage
                   Obligations 2.29%-6.50847%,
                   6/10/13-12/25/40 Aaa, $23,135,940 in U.S.
                   Government Obligations, 2.64%-7.30%
                   6/15/09-5/1/37; with respective values
                   f $2,257,415 and $22,732,598 (cost
                   $24,500,000) .............................         24,500,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 2.7%
                 Citigroup, Inc.
   100,000,000     1.85%, 7/1/02
                   (amortized cost $100,000,000) ............        100,000,000
--------------------------------------------------------------------------------
Time Deposit - 4.7%
                 State Street Bank and Trust Co.
   170,000,000     1.9375%, 7/1/02 (cost $170,000,000) ......        170,000,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 2.0%
                 Federal Farm Credit Bank
    50,000,000     1.76%, 11/20/02 ..........................         49,687,500
                 Federal Home Loan Bank System
    25,000,000     1.63%, 7/11/02 ...........................         24,988,681
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $74,641,569) ...........         74,676,181
--------------------------------------------------------------------------------
Total Investments (total cost $3,658,148,977) - 98.7% .......      3,597,621,201
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities -
  1.3% ......................................................         46,800,202
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 3,644,421,403
--------------------------------------------------------------------------------


SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2002

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Bermuda                                           0.8%           $    28,477,401
Brazil                                              0%                    94,908
Canada                                            1.1%                40,313,406
Germany                                           1.0%                35,457,047
United Kingdom                                    1.0%                34,869,233
United States++                                  96.1%             3,458,409,206
--------------------------------------------------------------------------------
Total                                           100.0%           $ 3,597,621,201


++ Includes Short-Term Securities (85.9% excluding Short-Term Securities)

SEE NOTES TO SCHEDULES OF INVESTMENTS.

22 Janus Aspen Series June 30, 2002

JANUS ASPEN GROWTH AND INCOME PORTFOLIO DAVID CORKINS,
                                        portfolio manager

Janus Aspen Growth and Income Portfolio declined 10.49% for its Institutional Shares and 10.62% for its Service Shares for the six months ended June 30, 2002, outpacing its benchmark, the S&P 500 Index, which fell 13.15%.(1) This performance earned the Portfolio's Institutional Shares a top-decile ranking for the one-year period ended June 30, 2002, placing it 10th out of 142 variable annuity large-cap growth funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

[PHOTO]

At the start of 2002, mixed messages and a stabilizing economy produced a sideways market, but investor confidence took a turn for the worse later in the period, as accounting irregularities, corporate scandals, international unrest and terrorist threats sent stocks sharply lower. Given the extreme negativity surrounding the market, I maintained a flat and highly diversified portfolio, investing across a wide range of industries and holdings. Furthermore, I continued to use the ongoing rally in bonds to trim our fixed-income exposure and shift assets back into equities, which appeared to offer a more attractive risk/reward trade-off for the patient investor.

Contributing to our performance was U.S. Bancorp. Its stock slid late last year after the company boosted its loan loss reserves in anticipation of rising credit defaults after September 11th. I bought on the dip, taking the opportunity to add to our position at an attractive price. Since then, shares have bounced back nicely on the news that losses were less severe than initially expected. I am also pleased to see cost-cutting and other benefits of U.S. Bancorp's merger with Firstar begin to materialize and retail sales at the bank's newly acquired branches start to improve.

Meanwhile, Anheuser-Busch moved along with nearly 50% of the U.S. market. The world's largest brewer has maintained pricing power amid a sluggish economy, giving it substantial leverage in its marketing and distribution spending. This almost insurmountable competitive advantage translates into earnings power as the company announced in May that it was raising its 2002 growth target to 13% following 14 straight quarters of revenue growth as well as record beer sales. A move toward exclusive distributorships should also work to the company's benefit, ensuring prime product placement that could result in further share gains.

Elsewhere, Coca-Cola Enterprises, the largest bottler of Coca-Cola soft drink products, posted an impressive gain for the period. After several years of revenue and earnings disappointments, the company bounced back in 2002 with solid volume growth helped by the launch of Vanilla Coke. Late last year, Coca-Cola Enterprises also reached an agreement with onetime parent Coca-Cola Company to share jointly in improving marketing, pricing and cost-cutting efficiencies while instituting performance-based funding initiatives. The agreement appears to have gone a long way toward shoring up a previously strained relationship and should continue to prove beneficial for both companies.

As I contemplated companies whose performance fell short of our expectations, I was reminded of an old adage: "The road to success is always under construction." Such is the case with Citigroup. The leading global services franchise and top holding suffered on concerns over its exposure to struggling Latin American economies, as well as scandal-ridden companies Enron and WorldCom. However, I believe the fears may have been overblown and the selling indiscriminate. The company's diverse business mix continues to fire on all cylinders and insulates it against weakness in any one area. We therefore expect Citigroup to reward our conviction over the longer term.

General Electric also gave ground as the weakening economy hampered sales at its short-cycle businesses including GE Plastics, Lighting, Appliances and NBC. Investors also took the industrial conglomerate to task for relying on short-term debt and acquisitions to drive its growth. Still, I continue to be impressed by GE's management and its diversified and well-balanced business mix
- plus, the company generates substantial internal capital. For these reasons, GE remains among our top holdings.

In conclusion, we are neither optimistic nor pessimistic regarding the market, only realistic. To that end, we will continue to focus on companies that stick with basic blocking and tackling and can perform regardless of where the coming months lead us. While low rates and productivity gains could eventually get the economy moving again, there's a good chance it could come in fits and starts. As a result, we'll take it one day at a time, one company at a time.

Thank you for investing in Janus Aspen Growth and Income Portfolio.

PORTFOLIO ASSET MIX

(% of Net Assets)                            June 30, 2002     December 31, 2001
--------------------------------------------------------------------------------
Equities                                             89.0%                 84.3%
Top 10 Equities                                      26.9%                 27.2%
Number of Stocks                                        73                    74
Fixed Income Securities                               7.4%                  6.9%
Cash and Cash Equivalents                             3.6%                  8.8%


(1) All returns include reinvested dividends and capital gains.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                             JANUS ASPEN SERIES JUNE 30, 2002 23

AVERAGE ANNUAL TOTAL RETURN

For the Periods Ended June 30, 2002
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/98)
  1 Year                                                                 (16.87)%
  From Inception                                                           8.20%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                (17.98)%
  From Inception of Institutional Shares                                 (1.46)%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                (17.07)%
  From Portfolio Inception                                                7.93%
--------------------------------------------------------------------------------


Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT MARKET VALUE
Common Stock - 84.2%
Advertising Sales - 0.2%
         9,210   Lamar Advertising Co.* .....................    $       342,704

Aerospace and Defense - 0.6%
         7,980   General Dynamics Corp. .....................            848,673

Applications Software - 2.4%
        66,785   Microsoft Corp.* ...........................          3,653,139

Automotive - Cars and Light Trucks - 0.9%
        33,315   BMW A.G. ...................................          1,373,689

Automotive - Truck Parts and Equipment - 1.0%
       120,345   Delphi Corp. ...............................          1,588,554

Beverages - Non-Alcoholic - 3.4%
        99,620   Coca-Cola Enterprises, Inc. ................          2,199,610
        64,466   PepsiCo, Inc. ..............................          3,107,261

                                                                       5,306,871

Brewery - 1.8%
        56,328   Anheuser-Busch Companies, Inc. .............          2,816,400

Broadcast Services and Programming - 3.2%
        40,570   Clear Channel Communications, Inc.* ........          1,299,051
       391,378   Liberty Media Corp. - Class A* .............          3,718,091

                                                                       5,017,142

Cable Television - 3.4%
         5,380   Comcast Corp. - Class A* ...................    $       130,196
       130,638   Comcast Corp. - Special Class A* ...........          3,114,410
        74,321   Cox Communications, Inc. - Class A* ........          2,047,544

                                                                       5,292,150

Casino Hotels - 0.9%
       136,380   Park Place Entertainment Corp.* ............          1,397,895

Chemicals - Diversified - 2.3%
        78,893   E.I. du Pont de Nemours and Co. ............          3,502,849

Commercial Services - Finance - 0.9%
        44,762   Paychex, Inc. ..............................          1,400,603

Computer Services - 0.9%
        72,570   Ceridian Corp.* ............................          1,377,379

Computers - 0.5%
        44,105   Apple Computer, Inc.* ......................            781,541

Consulting Services - 0.5%
        40,350   Accenture, Ltd. - Class A
                   - New York Shares* .......................            766,650
Cosmetics and Toiletries - 1.8%
        12,570   Colgate-Palmolive Co. ......................            629,129
        24,735   Procter & Gamble Co. .......................          2,208,835

                                                                       2,837,964

SEE NOTES TO SCHEDULES OF INVESTMENTS.

24 Janus Aspen Series June 30, 2002

JANUS ASPEN GROWTH AND INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT MARKET VALUE
Data Processing and Management - 0.2%
         7,015   Automatic Data Processing, Inc. ............    $       305,503

Diversified Financial Services - 4.0%
       159,095   Citigroup, Inc. ............................          6,164,931

Diversified Operations - 5.9%
        14,260   3M Co. .....................................          1,753,980
       130,433   General Electric Co. .......................          3,789,079
       102,605   Honeywell International, Inc. ..............          3,614,774

                                                                       9,157,833
Electric - Integrated - 1.0%
        49,900   Duke Energy Corp. ..........................          1,551,890

Engineering - Research and Development - 1.4%
        53,280   Fluor Corp. ................................          2,075,256

Entertainment Software - 0.7%
        15,505   Electronic Arts, Inc.* .....................          1,024,105

Finance - Consumer Loans - 2.3%
        72,495   Household International, Inc. ..............          3,603,002

Finance - Investment Bankers/Brokers - 3.5%
        22,845   Goldman Sachs Group, Inc. ..................          1,675,681
       105,760   J.P. Morgan Chase & Co. ....................          3,587,379
         3,300   Lehman Brothers Holdings, Inc. .............            206,316

                                                                       5,469,376

Financial Guarantee Insurance - 1.1%
        23,920   MGIC Investment Corp. ......................          1,621,776

Food - Diversified - 0.4%
        14,600   H.J. Heinz Co. .............................            600,060

Food - Retail - 1.1%
        87,645   Kroger Co.* ................................          1,744,135

Hotels and Motels - 0.6%
        38,182   Fairmont Hotels & Resorts, Inc.
                   - New York Shares ........................            984,332

Insurance Brokers - 2.5%
        40,229   Marsh & McLennan Companies, Inc. ...........          3,886,121

Internet Brokers - 0.5%
        65,516   Charles Schwab Corp. .......................            733,779

Investment Management and Advisory Services - 0.8%
        37,275   T. Rowe Price Group, Inc. ..................          1,225,602

Life and Health Insurance - 3.2%
        33,170   AFLAC, Inc. ................................          1,061,440
        14,310   CIGNA Corp. ................................          1,394,080
        39,659   John Hancock Financial Services, Inc. ......          1,395,997
        34,255   Principal Financial Group, Inc.* ...........          1,061,905

                                                                       4,913,422

Medical - Drugs - 4.4%
        23,762   Allergan, Inc. .............................          1,586,114
        69,045   Pfizer, Inc. ...............................          2,416,575
        55,200   Wyeth ......................................          2,826,240

                                                                       6,828,929

Medical Instruments - 1.3%
        45,314   Medtronic, Inc. ............................          1,941,705

Motorcycle and Motor Scooter Manufacturing - 0.6%
        18,963   Harley-Davidson, Inc. ......................            972,233

Multi-Line Insurance - 2.2%
        50,565   American International Group, Inc. .........          3,450,050

Multimedia - 3.2%
         5,370   Gannett Company, Inc. ......................    $       407,583
        81,954   Viacom, Inc. - Class B* ....................          3,636,299
        49,795   Walt Disney Co. ............................            941,125

                                                                       4,985,007

Oil Companies - Integrated - 6.0%
        84,480   Conoco, Inc. ...............................          2,348,544
        64,024   EnCana Corp. - New York Shares .............          1,959,134
       123,570   Exxon Mobil Corp. ..........................          5,056,484

                                                                       9,364,162

Pipelines - 0.5%
        20,546   Kinder Morgan, Inc. ........................            781,159

Printing - Commercial - 0.6%
        27,036   Valassis Communications, Inc.* .............            986,814

Property and Casualty Insurance - 0.1%
         2,190   Chubb Corp. ................................            155,052

Reinsurance - 1.4%
           985   Berkshire Hathaway, Inc. - Class B* ........          2,200,490

Retail - Discount - 0.6%
        25,015   Target Corp. ...............................            953,072

Semiconductor Components/Integrated Circuits - 2.0%
        29,435   Linear Technology Corp. ....................            925,142
        57,829   Maxim Integrated Products, Inc.* ...........          2,216,586

                                                                       3,141,728

Super-Regional Banks - 3.9%
        21,130   Bank of America Corp. ......................          1,486,707
       196,590   U.S. Bancorp ...............................          4,590,376

                                                                       6,077,083

Telecommunication Equipment - 0.4%
        44,145   Nokia Oyj (ADR) ............................            639,220

Tools - Hand Held - 0.8%
        29,395   Stanley Works Co. ..........................          1,205,489

Toys - 1.3%
        98,325   Mattel, Inc. ...............................          2,072,691

Travel Services - 1.0%
        65,835   USA Interactive* ...........................          1,543,831
--------------------------------------------------------------------------------
Total Common Stock (cost $142,004,979) ......................        130,664,041
--------------------------------------------------------------------------------
Corporate Bonds - 2.3%
Advertising Sales - 0.1%
$      115,000   Lamar Advertising Co., 5.25%
                   convertible notes, due 9/15/06 ...........            116,150

Cellular Telecommunications - 0%
        58,000   VoiceStream Wireless Corp., 10.375%
                   senior notes, due 11/15/09 ...............             55,680

Finance - Investment Bankers/Brokers - 0.3% Merrill Lynch
                 & Company, Inc.:
       200,000     6.15%, notes, due 1/26/06 ................            209,500
       300,000     5.36%, notes, due 2/1/07 .................            303,375

                                                                         512,875

Oil Companies - Exploration and Production - 0.1%
       363,000   Devon Energy Corp., 0%
                   convertible debentures, due 6/27/20 ......            179,685

Retail - Discount - 1.1%
     1,655,000   Wal-Mart Stores, Inc., 4.375%
                   notes, due 8/1/03 ........................          1,690,169

See Notes to Schedules of Investments.

                                             Janus Aspen Series June 30, 2002 25

JANUS ASPEN GROWTH AND INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Telephone - Integrated - 0.1%
$      185,000   CenturyTel, Inc., 8.375%
                   notes, due 10/15/10 ......................    $       192,631

Toys - 0.3%
                 Mattel, Inc.:
       140,000     6.00%, notes, due 7/15/03 ................            141,050
       250,000     6.125%, notes, due 7/15/05 ...............            249,375

                                                                         390,425

Transportation - Railroad - 0.3%
       365,000   Wisconsin Central Transportation Corp.
                   6.625%, notes, due 4/15/08 ...............            382,338
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $3,438,825) .....................          3,519,953
--------------------------------------------------------------------------------
Preferred Stock - 4.8%
Automotive - Cars and Light Trucks - 4.3%
        40,490   Ford Motor Company Capital Trust II
                   convertible, 6.50% .......................          2,277,562
        71,290   General Motors Corp. - Series B
                   convertible, 5.25% .......................          1,872,788
         5,445   Porsche A.G. ...............................          2,581,257

                                                                       6,731,607

Electric - Integrated - 0.5%
        31,921   Reliant Energy, Inc., convertible, 2.00%
                   (AOL Time Warner, Inc.)(omega) ...........            798,025
--------------------------------------------------------------------------------
Total Preferred Stock (cost $7,744,896) .....................          7,529,632
--------------------------------------------------------------------------------
U.S. Government Obligations - 5.1%
                 U.S. Treasury Notes:
$    3,765,000     3.00%, due 1/31/04 .......................          3,789,548
     3,880,000     5.25%, due 5/15/04 .......................          4,055,298
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $7,695,479) .........          7,844,846
--------------------------------------------------------------------------------
Repurchase Agreement - 4.4%
     6,900,000   ABN AMRO Bank N.V., 1.97%
                   dated 6/28/02, maturing 7/1/02 to be
                   repurchased at $6,901,133 collateralized
                   by $1,421,935 in Collateralized Mortgage
                   Obligations 2.29%-6.50847%,
                   6/10/13-12/25/40 Aaa, $6,515,836 in U.S.
                   Government Obligations, 2.64%-7.30%
                   6/15/09-5/1/37; with respective values
                   of $635,762 and $6,402,242 (cost
                   $6,900,000) ..............................          6,900,000
--------------------------------------------------------------------------------
Total Investments (total cost $167,784,179) - 100.8% ........        156,458,472
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets -
 (0.8)% .....................................................         (1,291,996)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   155,166,476
--------------------------------------------------------------------------------


SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2002

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Bermuda                                           0.5%           $       766,650
Canada                                            1.9%                 2,943,466
Finland                                           0.4%                   639,220
Germany                                           2.5%                 3,954,946
United States++                                  94.7%               148,154,190
--------------------------------------------------------------------------------
Total                                           100.0%           $   156,458,472


++ Includes Short-Term Securities (90.3% excluding Short-Term Securities)

SEE NOTES TO SCHEDULES OF INVESTMENTS.

26 Janus Aspen Series June 30, 2002

JANUS ASPEN STRATEGIC VALUE PORTFOLIO David Decker, portfolio manager

For the six months ended June 30, 2002, Janus Aspen Strategic Value Portfolio lost 9.53% for its Institutional Shares, and 9.59% for its Service Shares. This compares with a 13.15% loss for its benchmark, the S&P 500 Index.(1)

I have often said that successful value investing requires an ability to embrace controversy. Throughout the first half of 2002, that controversy came in the form of accounting and disclosure concerns stemming from the collapse of Enron, ImClone and WorldCom. While these events pointed to the power of negative news, the violation of trust brought on by the scandals proved especially damaging. Needless to say, the reaction may have been overblown relative to the scope of the reported improprieties. However, its impact was widespread.

[PHOTO]

While many waited for the next shoe to drop, it became increasingly apparent that the economy, which had demonstrated steady yet mixed signs of recovery, may have moved ahead of the market. This was unclear given the unusually high level of extraneous events, not the least of which was the ever-present threat of terrorist attacks.

Among the stocks that played to our strengths was Moody's Corp., a superior franchise that held up well at a time when other superior franchises did not. As one of the leading fixed-income rating agencies, the company boasts a solid business model that generates both strong and stable cash flow. Although we no longer consider it dramatically undervalued, its prospects remain sustainable in light of concerns about questionable corporate disclosure and the increasing complexity of many financial instruments.

Meanwhile, Las Vegas-based Station Casinos moved higher as fears surrounding debt levels and reduced foot traffic proved unfounded. Unlike many of the more well-known Strip destinations, Station caters to the local Las Vegas market, where business has rebounded strongly. Furthermore, concerns that the company's new property, Sunset Station, would siphon business from its core locations also appeared premature. In fact, anecdotal evidence suggested that it may actually be expanding the market.

Specialty retailer Blockbuster, Inc. also fared well for us, having rebounded nicely from overselling earlier in the year. The company came under pressure due to expected weakness in its core rental business during the Olympic broadcasts. In our view, Blockbuster's robust cash flow dynamics did not support its significantly reduced valuation and we became aggressive purchasers of the stock. We have since trimmed the position substantially, taking profits as the share price more fully reflected our fair value estimates.

Regrettably, our detractors took back a disproportionate percentage of the Portfolio's gains. Perhaps the most notable of these was Tyco International, which made headlines when its former chief executive was indicted on charges of tax evasion and evidence tampering. This unforeseen development severely punished an already-beaten-down stock, yet we continue to believe the company retains substantial intrinsic value relative to its free cash flow. Although the recent initial offering of its CIT Group finance unit fell short of expectations, the remaining mix of businesses remains sound.

Elsewhere, energy company El Paso Corporation suffered a series of setbacks, ranging from a ratings downgrade and a shift in corporate strategy to the suicide of its treasurer. With its accounting practices facing intense scrutiny in the wake of the Enron scandal, the company announced massive cutbacks in its energy trading operations as well as a refocusing on its core natural gas business. While we trimmed the position on this announcement, we have maintained the better part of our holdings given that its depressed valuation more than discounts the change in strategy.

Finally, longtime holding Cadence Design Systems, a leading provider of automated design software, has been plagued by severe weakness in capital spending. Although the company continues to hold its own during an extremely difficult period, investor sentiment toward the stock has turned increasingly negative. Moreover, a merger between its two primary competitors has led some investors to speculate that the combined company could overtake Cadence, but we fundamentally disagree.

Going forward, I am mindful that external circumstances may have a greater-than-usual effect on the valuation process. However, since our intent is to capitalize on disparity and misperception, that's a chance I'll have to take within certain limits. In the meantime, I'll be actively looking for openings to put our residual cash to work, knowing full well that volatile markets could result in short-term underperformance, but also create compelling long-term opportunities.

Thank you for your investment in Janus Aspen Strategic Value Portfolio.

PORTFOLIO ASSET MIX

(% of Net Assets)                            June 30, 2002     December 31, 2001
--------------------------------------------------------------------------------
Equities                                             92.3%                 69.5%
  Foreign                                            10.4%                  9.5%
  Europe                                              0.1%                  0.1%
Top 10 Equities                                      39.2%                 31.9%
Number of Stocks                                        53                    47
Cash, Cash Equivalents
  and Fixed Income Securities                         7.7%                 30.5%


(1) All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                             JANUS ASPEN SERIES JUNE 30, 2002 27

AVERAGE ANNUAL TOTAL RETURN

For the Periods Ended June 30, 2002
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/00)
  1 Year                                                                (15.10)%
  From Inception                                                         (8.10)%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                (17.98)%
  From Portfolio Inception                                              (15.12)%
--------------------------------------------------------------------------------

Service Shares (Inception Date 5/1/00)
  1 Year                                                                (15.22)%
  From Inception                                                         (8.16)%
--------------------------------------------------------------------------------

This Portfolio is designed for long-term investors who can accept the special risks associated with value investing.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT MARKET VALUE
Common Stock - 91.0%
Advertising Agencies - 2.7%
        28,565   Interpublic Group of Companies, Inc. .......      $     707,269

Aerospace and Defense - Equipment - 1.7%
         6,880   Alliant Techsystems, Inc.* .................            438,944

Agricultural Operations - 0.4%
         5,810   Monsanto Co. ...............................            103,418

Apparel Manufacturers - 0.7%
         5,360   Liz Claiborne, Inc. ........................            170,448

Automotive - Cars and Light Trucks - 2.8%
        10,000   General Motors Corp. .......................            534,500
        25,000   Nissan Motor Company, Ltd.** ...............            173,124

                                                                         707,624

Automotive - Truck Parts and Equipment - 4.2%
        26,025   Delphi Corp. ...............................            343,530
        12,715   Lear Corp.* ................................            588,069
        10,765   Tower Automotive, Inc.* ....................            150,172

                                                                       1,081,771

Broadcast Services and Programming - 7.4%
       201,080   Liberty Media Corp. - Class A* .............          1,910,260

Building Products - Cement and Aggregate - 2.9%
        28,580   Cemex S.A. de C.V. (ADR) ...................            753,369

Casino Hotels - 0.8%
        11,070   Station Casinos, Inc.* .....................            197,599

Chemicals - Specialty - 1.2%
        10,000   Cytec Industries, Inc.* ....................            314,400

Commercial Services - 0.2%
         1,391   Arbitron, Inc.* ............................      $      43,399

Commercial Services - Finance - 3.4%
        17,740   Moody's Corp. ..............................            882,565

Computer Services - 3.3%
        44,595   Ceridian Corp.* ............................            846,413

Computers - 1.9%
        27,515   Apple Computer, Inc.* ......................            487,566

Containers - Paper and Plastic - 2.5%
        31,935   Packaging Corporation of America* ..........            635,187

Diversified Financial Services - 0.5%
         3,221   Citigroup, Inc. ............................            124,814

Diversified Operations - 5.6%
        19,290   Honeywell International, Inc. ..............            679,587
         2,000   SPX Corp.* .................................            235,000
        38,150   Tyco International, Ltd. ...................            515,406

                                                                       1,429,993

Electronic Components - Semiconductors - 0.4%
        10,765   Advanced Micro Devices, Inc.* ..............            104,636

Electronic Design Automation - 3.7%
        58,455   Cadence Design Systems, Inc.* ..............            942,295

Enterprise Software and Services - 2.1%
        33,675   Computer Associates International, Inc. ....            535,096

Finance - Consumer Loans - 1.1%
         3,030   SLM Corp. ..................................            293,607

SEE NOTES TO SCHEDULES OF INVESTMENTS.

28 Janus Aspen Series June 30, 2002

JANUS ASPEN STRATEGIC VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT MARKET VALUE
Finance - Credit Card - 0.7%
         5,110   American Express Co. .......................    $       185,595

Finance - Mortgage Loan Banker - 5.0%
        17,285   Fannie Mae .................................          1,274,769

Food - Dairy Products - 1.1%
         7,770   Dean Foods Co.* ............................            289,821

Hotels and Motels - 0.5%
         9,100   Hilton Hotels Corp. ........................            126,490

Multimedia - 2.2%
         3,875   McGraw-Hill Companies, Inc. ................            231,338
         7,395   Viacom, Inc. - Class B* ....................            328,116

                                                                         559,454

Non-Hazardous Waste Disposal - 1.5%
        40,805   Allied Waste Industries, Inc.* .............            391,728

Oil Companies - Exploration and Production - 2.7%
         7,130   Apache Corp. ...............................            409,832
        13,475   Ocean Energy, Inc. .........................            292,003

                                                                         701,835

Oil Refining and Marketing - 1.8%
        26,300   SK Corp.** .................................            452,558

Paper and Related Products - 2.3%
        12,260   Rayonier, Inc. .............................            602,334

Petrochemicals - 0.1%
         6,693   Reliance Industries, Ltd.* .................             36,918

Pipelines - 4.5%
        24,582   El Paso Corp. ..............................            506,635
         1,555   Kinder Morgan, Inc. ........................             59,121
        19,167   Kinder Morgan Management LLC* ..............            584,593

                                                                       1,150,349

Printing - Commercial - 3.9%
        27,590   Valassis Communications, Inc.* .............          1,007,035

Publishing - Newspapers - 1.8%
         8,835   New York Times Co. - Class A ...............            455,002

Recreational Centers - 0.3%
         3,550   Bally Total Fitness Holding Corp.* .........             66,421

Reinsurance - 4.0%
           460   Berkshire Hathaway, Inc. - Class B* ........          1,027,640

Retail - Toy Store - 2.3%
        33,570   Toys "R" Us, Inc.* .........................            586,468

Retail - Video Rental - 1.2%
        11,065   Blockbuster, Inc. - Class A ................            297,649

Telephone - Integrated - 1.1%
        26,000   AT&T Corp. .................................            278,200

Television - 0.1%
           950   SBS Broadcasting S.A.* .....................             17,680

Tobacco - 0.8%
        11,228   Vector Group, Ltd. .........................            197,613

Toys - 0.8%
         9,465   Mattel, Inc. ...............................            199,522

Transportation - Marine - 2.8%
       102,165   Transportacion Maritima Mexicana
                   S.A. de C.V.* ............................            705,960
--------------------------------------------------------------------------------
Total Common Stock (cost $24,538,820) .......................         23,321,714
--------------------------------------------------------------------------------
Corporate Bonds - 0.9%
Tobacco - 0.9%
$      300,000   Vector Group, Ltd., 6.25%
                   convertible subordinated notes
                   due 7/15/08+ (cost $300,000) .............    $       218,625
--------------------------------------------------------------------------------
Preferred Stock - 1.3%
Automotive - Cars and Light Trucks - 1.3%
        13,100   General Motors Corp. - Series B
                   convertible, 5.25% (cost $356,464) .......            344,137
--------------------------------------------------------------------------------
Repurchase Agreement - 9.4%
$    2,400,000   ABN AMRO Bank N.V., 1.97%
                   dated 6/28/02, maturing 7/1/02 to be
                   repurchased at $2,400,394 collateralized
                   by $494,586 in Collateralized Mortgage
                   Obligations 2.29%-6.50847%,
                   6/10/13-12/25/40 Aaa, $2,266,378 in U.S.
                   Government Obligations, 2.64%-7.30%
                   6/15/09-5/1/37; with respective values of
                   $221,135 and $2,226,867 (cost
                   $2,400,000) ..............................          2,400,000
--------------------------------------------------------------------------------
Total Investments (total cost $27,595,284) - 102.6% .........         26,284,476
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets -
 (2.6%) .....................................................          (656,461)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $    25,628,015
--------------------------------------------------------------------------------


SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2002

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Bermuda                                           2.0%           $       515,406
India                                             0.1%                    36,918
Japan                                             0.6%                   173,124
Luxembourg                                        0.1%                    17,680
Mexico                                            5.6%                 1,459,329
South Korea                                       1.7%                   452,558
United States++                                  89.9%                23,629,461
--------------------------------------------------------------------------------
Total                                           100.0%           $    26,284,476


++ Includes Short-Term Securities (80.8% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT JUNE 30, 2002

Currency Sold and                   Currency          Currency        Unrealized
Settlement Date                   Units Sold   Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
Japanese Yen 10/10/02             19,000,000    $      159,403    $     (10,664)
South Korean Won
  7/16/02                        225,000,000           186,941          (17,931)
--------------------------------------------------------------------------------
Total                                           $      346,344    $     (28,595)


SEE NOTES TO SCHEDULES OF INVESTMENTS.

                                             JANUS ASPEN SERIES JUNE 30, 2002 29

--------------------------------------------------------------------------------
JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO                   Helen Young Hayes,
                                                             portfolio manager

                                                             Brent Lynn,
                                                             portfolio manager


We are disappointed with our performance during the first half of 2002, a period that saw the Portfolio's Institutional Shares fall 12.03%, Service Shares declined 12.16% and Service II Shares declined 11.94%. These results are significantly worse than the 1.62% loss of its benchmark, the Morgan Stanley Capital International Europe, Asia and Far East (EAFE(R)) Index.(1)

[PHOTO]

[PHOTO]

Nonetheless, we had a few winners during the period. Willis Group, a U.K.-based insurance broker, has shown better-than-expected earnings growth as a result of market share gains and a favorable pricing environment in the property and casualty business. Meanwhile Encana Corp., a Canadian oil and gas company, has continued its record of high production growth rates and cost cutting, allowing the shares to stand out as one of the portfolio's top performers during the period.

Elsewhere, Teva Pharmaceutical - an Israeli-based drug company - is a leader in the U.S. market for generic drugs and gained from generics market growth and new product introductions. Rounding out our list of top performers was Smiths Group, a British industrial conglomerate that has been helped by portfolio restructuring, cost cutting and continued strength in its defense and medical device businesses.

Unfortunately, there were a number of negative performers, including Tyco International. Despite its low valuation, Tyco fell sharply as psychology began to drive the stock lower due to concerns about its accounting and the credibility of management. We began selling our Tyco position in late April after management abruptly reversed course on its plan to reorganize into four separate business units and were out of the stock before the end of the period. Nonetheless, our exposure to Tyco hurt our results during the period.

Other disappointments included Petroleo Brasileiro (Petrobras), a Brazilian oil company that has generated high rates of production growth and reasonable cash flows but was hurt by fears that a left-wing candidate would win the country's presidential election this fall. Petrobras had been a strong performer through the first quarter, and we took some profits before the stock fell in the second quarter. Israeli telecom software firm Amdocs also declined after reporting an earnings shortfall as telecom customers cut back on project spending. We had cut the position earlier due to concerns about its customer base, and we sold the rest of the position after the earnings shortfall.

Even some of our more defensive stocks gave ground. Examples include Koninklijke Ahold N.V., a Netherlands-based supermarket retailer and wholesale food distributor. The company has shown reasonable earnings and revenue growth but was pressured by its acquisition history and relatively complex accounting in a market that has shown little patience for either. In addition, a dramatic weakening of the U.S. dollar worked against Ahold as the company saw the value of profits repatriated from the U.S. - Ahold's single largest market - fall in tandem with the currency.

The relative performance of the portfolio was hurt by macroeconomic factors as well. The Japanese market outpaced its large-market peers and finished the period as one of the best-performing markets in the developed world. Because the portfolio had a much lower weighting in Japanese stocks than the MSCI EAFE(R) Index, our relative performance suffered. Furthermore, we entered the period with significant overweight positions in Mexico and Canada, two markets that performed poorly.

We further reduced our exposure to technology, media and telecom companies during the period and have taken advantage of the difficult market environment to purchase several strong franchises at what we believe to be reasonable valuations. Examples include Kao Corporation, a Japanese household products company that we added to the portfolio after significant share price volatility provided a compelling entry point. Despite ongoing deflation and a still-weak economy in Japan, Kao has managed to maintain a strong cash flow profile. We also started a position in ASF (Autoroutes du Sud de la France), a French toll road operator. ASF benefits from a high level of cash flow generation, high returns on new road investments, and potential cost cutting.

In closing, we appreciate your patience and continued support throughout this difficult period. Most global markets continued to fall in the first half of 2002 - a fact made even more painful when you consider that it follows on the heels of nearly two years of steep stock market losses.

In light of falling stock markets and continued weakness in the global economy, we have positioned the portfolio defensively, while selectively adding to positions we believe will benefit most when the upturn finally arrives.

Thank you for your continued investment.

PORTFOLIO ASSET MIX

(% of Net Assets)                            June 30, 2002     December 31, 2001
--------------------------------------------------------------------------------
Equities                                             92.3%                 92.0%
  Foreign                                            90.2%                 90.2%
Top 10 Equities                                      18.8%                 23.2%
Number of Stocks                                       137                   118
Cash and Cash Equivalents                             7.7%                  8.0%

(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

30 Janus Aspen Series June 30, 2002

AVERAGE ANNUAL TOTAL RETURN

For the Periods Ended June 30, 2002
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/2/94)
  1 Year                                                                 (20.15)%
  5 Year                                                                   3.97%
  From Inception                                                          10.85%
--------------------------------------------------------------------------------

Morgan Stanley Capital International EAFE(R)Index
  1 Year                                                                  (9.49)%
  5 Year                                                                  (1.55)%
  From Inception Date of Institutional Shares                              2.38%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                 (20.37)%
  5 Year                                                                   3.47%
  From Portfolio Inception                                                10.85%
--------------------------------------------------------------------------------

Service II Shares (Inception Date 12/31/01)
  1 Year                                                                 (20.17)%
  5 Year                                                                   3.53%
  From Portfolio Inception                                                10.85%
--------------------------------------------------------------------------------

Returns shown for Service and Service II Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service and Service II Shares.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Due to recent market volatility, the Portfolio may have an increased position in cash for temporary defensive purposes.

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 89.2%
Advertising Services - 0.8%
     1,175,904   WPP Group PLC** ............................    $     9,836,616

Aerospace and Defense - 0.5%
       291,485   Embraer-Empresa Brasileira de
                   Aeronautica S.A. (ADR) ...................          6,237,779

Applications Software - 1.3%
        68,437   Infosys Technologies, Ltd. .................          4,601,227
     2,568,420   Satyam Computer Services, Ltd. .............         12,103,926

                                                                      16,705,153
Audio and Video Products - 1.5%
       365,300   Sony Corp.** ...............................         19,292,717

Automotive - Cars and Light Trucks - 1.7%
        64,895   BMW A.G. ...................................          2,675,838
        97,150   Hyundai Motor Company, Ltd. ................          2,919,440
     2,356,000   Nissan Motor Company, Ltd.** ...............         16,315,237

                                                                      21,910,515

Beverages - Wine and Spirits - 1.6%
     1,588,239   Diageo PLC** ...............................         20,488,678

Brewery - 2.9%
       414,000   Asahi Breweries, Ltd.** ....................          3,464,506
       767,904   Interbrew S.A. .............................         22,046,722
     1,771,000   Kirin Brewery Company, Ltd.** ..............         12,411,888

                                                                      37,923,116

Broadcast Services and Programming - 2.2%
       760,281   Grupo Televisa S.A. (ADR)*,** ..............    $    28,419,304

Building - Heavy Construction - 0.7%
        81,823   Technip-Coflexip S.A. ......................          8,614,393

Cable Television - 0.6%
       737,447   Shaw Communications, Inc. - Class B ........          8,121,716

Cellular Telecommunications - 3.5%
     7,586,640   China Mobile, Ltd.*,** .....................         22,468,962
         7,684   NTT DoCoMo, Inc.** .........................         18,912,519
     3,190,043   Vodafone Group PLC** .......................          4,334,062

                                                                      45,715,543

Chemicals - Diversified - 0.9%
       758,399   BOC Group PLC** ............................         11,734,462

Chemicals - Specialty - 1.4%
        11,310   Givaudan S.A. ..............................          4,560,024
       216,979   Syngenta A.G. ..............................         13,042,215

                                                                      17,602,239

Commercial Banks - 2.3%
       549,213   Anglo Irish Bank Corporation PLC ...........          3,541,980
       293,360   Danske Bank A/S ............................          5,401,767
        51,187   Julius Baer Holding, Ltd. ..................         14,704,460
       101,170   Kookmin Bank ...............................          4,911,488
        27,535   Kookmin Bank (ADR) .........................          1,353,345

                                                                      29,913,040


SEE NOTES TO SCHEDULES OF INVESTMENTS.

                                             JANUS ASPEN SERIES JUNE 30, 2002 31

--------------------------------------------------------------------------------
JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Computer Services - 1.2%
     3,949,829   Computershare, Ltd. ........................    $     4,878,138
       403,637   Tietoenator Oyj ............................          9,966,050

                                                                      14,844,188

Computers - 0.7%
    26,428,000   Legend Group, Ltd.** .......................          9,656,744

Consulting Services - 1.4%
       830,725   Accenture, Ltd. - Class A
                   - New York Shares* .......................         15,783,775
       798,734   Serco Group PLC** ..........................          2,422,877

                                                                      18,206,652

Cooperative Banks - 0.6%
       554,574   Banco Popolare di Verona e Novara Scrl .....          7,273,604

Cosmetics and Toiletries - 1.0%
       568,000   Kao Corp.** ................................         13,079,689

Diversified Financial Services - 2.0%
       346,840   Deutsche Boerse A.G.+ ......................         14,643,921
       569,029   Euronext N.V. ..............................         10,677,758

                                                                      25,321,679

Diversified Minerals - 1.0%
       383,438   Anglo American PLC** .......................          6,333,204
       256,880   Companhia Vale do Rio Doce (ADR)* ..........          7,107,870

                                                                      13,441,074

Diversified Operations - 2.2%
     2,430,215   BBA Group PLC** ............................         10,205,692
       983,289   Bombardier, Inc. - Class B .................          8,146,178
       812,151   Smiths Group PLC** .........................         10,622,420

                                                                      28,974,290

Electronic Components - Miscellaneous - 0.3%
       100,065   Koninklijke (Royal) Philips Electronics
                  N.V. ......................................          2,793,831
        34,060   Koninklijke (Royal) Philips Electronics N.V.
                   - New York Shares ........................            940,056

                                                                       3,733,887

Electronic Components - Semiconductors - 2.5%
       921,740   ARM Holdings PLC*,** .......................          2,051,339
        35,200   Rohm Company, Ltd.** .......................          5,254,036
        29,930   Samsung Electronics Company, Ltd. ..........          8,185,611
       659,189   STMicroelectronics N.V. ....................         16,438,546
        32,168   STMicroelectronics N.V. - New York Shares ..            782,647

                                                                      32,712,179

Electronic Security Devices - 1.3%
     7,131,911   Chubb PLC** ................................         17,122,320

Engineering - Research and Development - 0.2%
        76,832   Altran Technologies S.A. ...................          2,238,495

Finance - Mortgage Loan Banker - 0.6%
       537,338   Housing Development Finance
                   Corporation, Ltd. ........................          7,162,905

Food - Catering - 0.3%
       540,409   Compass Group PLC** ........................          3,247,833

Food - Diversified - 2.8%
        84,861   Groupe Danone ..............................         11,666,470
       292,000   Kikkoman Corp.** ...........................          1,839,373
        29,360   Nestle S.A. ................................          6,846,030
       461,220   Orkla A.S.A. ...............................          8,912,131
       113,094   Unilever N.V. ..............................          7,405,343

                                                                      36,669,347

Food - Retail - 2.3%
       104,293   Carrefour S.A. .............................    $     5,644,530
       656,610   Koninklijke Ahold N.V. .....................         13,812,719
     2,396,789   Safeway PLC** ..............................         10,189,168

                                                                      29,646,417

Hotels and Motels - 2.0%
       431,655   Accor S.A. .................................         17,508,686
       302,423   Fairmont Hotels and Resorts, Inc. ..........          7,754,997

                                                                      25,263,683

Human Resources - 1.2%
     1,961,945   Capita Group PLC** .........................          9,361,178
       428,929   Vedior N.V. ................................          5,930,694

                                                                      15,291,872

Instruments - Controls - 0.3%
        97,055   Mettler-Toledo International, Inc.* ........          3,578,418

Insurance Brokers - 1.2%
       664,878   Jardine Lloyd Thompson Group** .............          6,364,697
       257,245   Willis Group Holdings, Ltd.* ...............          8,465,933

                                                                      14,830,630

Investment Management and Advisory Services - 0.8%
       221,989   Amvescap PLC** .............................          1,784,216
       170,900   MLP A.G. ...................................          5,308,292
       408,051   Schroders PLC** ............................          3,652,892

                                                                      10,745,400

Machinery - Electrical - 0.4%
        95,858   Schneider Electric S.A. ....................          5,154,877

Medical - Drugs - 5.0%
       286,058   GlaxoSmithKline PLC** ......................          6,183,103
       128,919   Sanofi-Synthelabo S.A. .....................          7,843,135
       120,033   Schering A.G. ..............................          7,509,990
         3,592   Serono S.A. - Class B ......................          2,367,874
       214,000   Takeda Chemical Industries, Ltd.** .........          9,391,599
       251,400   Teva Pharmaceutical Industries, Ltd.
                  (ADR) .....................................         16,788,492
       556,000   Yamanouchi Pharmaceutical
                   Company, Ltd.** ..........................         14,426,972

                                                                      64,511,165

Medical Products - 1.1%
     2,008,346   Smith & Nephew PLC** .......................         11,125,292
         5,457   Synthes-Stratec, Inc. ......................          3,336,942

                                                                      14,462,234

Metal - Aluminum - 0.4%
       122,342   Pechiney S.A. ..............................          5,588,296

Metal Processors and Fabricators - 1.8%
     1,165,652   Assa Abloy A.B. - Class B ..................         16,425,351
       265,200   SKF A.B. - Class B .........................          6,867,939

                                                                      23,293,290

Money Center Banks - 3.2%
     1,102,810   Banco Bilbao Vizcaya Argentaria S.A. .......         12,470,913
        58,060   Deutsche Bank A.G. .........................          4,032,828
       355,198   HBOS PLC** .................................          3,815,970
     1,029,445   Standard Chartered PLC** ...................         10,981,089
       188,343   UBS A.G. ...................................          9,473,154

                                                                      40,773,954

Multi-Line Insurance - 0.5%
       286,587   Aegon N.V. .................................          5,974,985

SEE NOTES TO SCHEDULES OF INVESTMENTS.

32 Janus Aspen Series June 30, 2002

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Multimedia - 0.5%
       243,437   Corus Entertainment, Inc. - Class B* .......    $     4,305,673
       439,821   Reuters Group PLC** ........................          2,320,643

                                                                       6,626,316

Oil - Field Services - 2.1%
       675,885   John Wood Group PLC*,** ....................          2,165,720
     1,395,580   Saipem S.p.A ...............................          9,978,962
       333,470   Schlumberger, Ltd. .........................         15,506,355

                                                                      27,651,037

Oil Companies - Exploration and Production - 0%
       100,000   CNOOC, Ltd.** ..............................            133,979

Oil Companies - Integrated - 8.0%
       810,588   BP PLC** ...................................          6,774,514
       812,522   EnCana Corp. ...............................         24,949,061
        36,884   EnCana Corp. - New York Shares .............          1,128,650
       445,671   Eni S.p.A ..................................          7,104,115
       964,588   Husky Energy, Inc. .........................         10,566,205
        48,975   Petroleo Brasileiro S.A. (ADR) .............            923,668
       756,172   Suncor Energy, Inc. ........................         13,225,266
       223,592   Total Fina Elf S.A. ........................         36,303,638
        19,060   Yukos (ADR) ................................          2,649,340

                                                                     103,624,457

Optical Supplies - 0.5%
        91,000   Hoya Corp.** ...............................          6,620,608

Paper and Related Products - 0.3%
       138,027   Stora Enso Oyj .............................          1,934,365
        49,283   UPM - Kymmene Oyj ..........................          1,940,111

                                                                       3,874,476

Petrochemicals - 1.7%
     4,019,578   Reliance Industries, Ltd.* .................         22,171,742

Printing - Commercial - 0.6%
       350,000   Dai Nippon Printing Company, Ltd.** ........          4,645,990
       270,000   Toppan Printing Company, Ltd.** ............          2,806,867

                                                                       7,452,857

Public Thoroughfares - 0.6%
       306,274   Autoroutes du Sud de la France S.A.*,+ .....          8,318,306

Publishing - Books - 1.3%
       990,759   Reed Elsevier N.V. .........................         13,503,277
       386,257   Reed Elsevier PLC** ........................          3,604,994

                                                                      17,108,271

Publishing - Newspapers - 1.0%
     1,314,506   Pearson PLC** ..............................         13,290,436

Publishing - Periodicals - 0.8%
       547,055   Wolters Kluwer N.V. ........................         10,384,281

Reinsurance - 1.9%
        51,875   Muenchener Rueckversicherungs
                   - Gesellschaft A.G. ......................         12,270,315
       131,532   Swiss Re ...................................         12,860,200

                                                                      25,130,515

Retail - Building Products - 0.2%
       524,865   Kingfisher PLC** ...........................          2,485,326

Retail - Consumer Electronics - 0.4%
     1,695,733   Dixons Group PLC** .........................          4,953,463

Retail - Jewelry - 0.3%
       662,100   Bulgari S.p.A ..............................    $     4,158,845

Rubber - Tires - 0.6%
       107,815   Compagnie Generale des Etablissements
                   Michelin - Class B .......................          4,368,907
       169,329   Continental A.G. ...........................          3,010,204

                                                                       7,379,111

Security Services - 1.4%
       889,669   Securitas A.B. - Class B ...................         18,296,425

Soap and Cleaning Preparations - 1.8%
     1,279,107   Reckitt Benckiser PLC** ....................         22,969,500

Telecommunication Equipment - 0.4%
       398,427   Datacraft Asia, Ltd. .......................            478,112
       293,867   Nokia Oyj ..................................          4,301,214
         9,293   Nokia Oyj (ADR) ............................            134,563

                                                                       4,913,889

Telephone - Integrated - 1.1%
       166,624   Telecom Italia S.p.A .......................          1,314,851
       368,065   Telecom Italia S.p.A. - RNC ................          1,952,050
       163,217   Telefonica S.A.* ...........................          1,370,176
       290,000   Telefonos de Mexico S.A. (ADR)** ...........          9,303,200

                                                                      13,940,277

Television - 1.4%
     4,316,000   Television Broadcasts, Ltd.** ..............         18,371,350

Tobacco - 1.5%
         2,427   Japan Tobacco, Inc.** ......................         16,280,428
       560,625   Korea Tobacco & Ginseng Corp.+ .............          3,646,025

                                                                      19,926,453

Transportation - Railroad - 0.6%
        58,243   Canadian National Railway Co. ..............          3,065,159
       100,600   Canadian National Railway Co.
                   - New York Shares ........................          5,211,080

                                                                       8,276,239
--------------------------------------------------------------------------------
Total Common Stock (cost $1,184,097,466) ....................      1,153,373,537
--------------------------------------------------------------------------------
Preferred Stock - 3.1%
Automotive - Cars and Light Trucks - 1.8%
        48,813   Porsche A.G. ...............................         23,140,291

Oil Companies - Integrated - 1.3%
     1,012,828   Petroleo Brasileiro S.A. (ADR) .............         17,623,207
--------------------------------------------------------------------------------
Total Preferred Stock (cost $38,950,126) ....................         40,763,498
--------------------------------------------------------------------------------
Repurchase Agreement - 3.0%
$   39,300,000   ABN AMRO Bank N.V., 1.97%
                   dated 6/28/02, maturing 7/1/02 to be
                   repurchased at $39,306,452 collateralized
                   by $8,098,849 in Collateralized Mortgage
                   Obligations 2.29%-6.50847%,
                   6/10/13-12/25/40 Aaa, $37,111,937 in U.S.
                   Government Obligations, 2.64%-7.30%
                   6/15/09-5/1/37; with respective values of
                   $3,621,078 and $36,464,943 (cost
                   $39,300,000) .............................         39,300,000
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                             Janus Aspen Series June 30, 2002 33

JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Short-Term Corporate Note - 4.6%
                 Citigroup, Inc.
$   60,000,000     1.85%, 7/1/02
                   (amortized cost $60,000,000) .............    $    60,000,000
--------------------------------------------------------------------------------
Time Deposit - 4.9%
                 State Street Bank and Trust Co.
    62,500,000     1.9375%, 7/1/02 (cost $62,500,000) .......         62,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,384,847,592) - 104.8% ......      1,355,937,035
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets -
 (4.8%)......................................................       (62,680,200)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 1,293,256,835
--------------------------------------------------------------------------------


SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2002

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Australia                                         0.4%           $     4,878,138
Belgium                                           1.6%                22,046,722
Bermuda                                           1.2%                15,783,775
Brazil                                            2.3%                31,892,524
Canada                                            6.4%                86,473,985
Denmark                                           0.4%                 5,401,767
Finland                                           1.3%                18,276,303
France                                            8.3%               113,249,733
Germany                                           5.4%                72,591,679
Hong Kong                                         3.7%                50,631,035
India                                             3.4%                46,039,800
Ireland                                           0.3%                 3,541,980
Israel                                            1.2%                16,788,492
Italy                                             2.3%                31,782,427
Japan                                            10.7%               144,742,429
Mexico                                            2.8%                37,722,504
Netherlands                                       5.3%                71,422,944
Norway                                            0.7%                 8,912,131
Russia                                            0.2%                 2,649,340
Singapore                                           0%                   478,112
South Korea                                       1.5%                21,015,909
Spain                                             1.0%                13,841,089
Sweden                                            3.1%                41,589,715
Switzerland                                       6.2%                84,412,092
United Kingdom                                   16.3%               220,421,704
United States++                                  14.0%               189,350,706
--------------------------------------------------------------------------------
Total                                           100.0%           $ 1,355,937,035


++ Includes Short-Term Securities (2.0% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT JUNE 30, 2002

Currency Sold and                   Currency          Currency        Unrealized
Settlement Date                   Units Sold   Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 10/10/02             7,500,000    $   11,355,564    $    (338,526)
Hong Kong Dollar
  2/21/03                        347,200,000        44,509,714           (7,965)
Japanese Yen 10/25/02          1,050,000,000         8,816,839         (599,296)
Japanese Yen 1/31/03           2,210,000,000        18,673,185         (606,304)
Mexican Peso 7/16/02              38,000,000         3,806,137           225,954
--------------------------------------------------------------------------------
Total                                           $   87,161,439    $  (1,326,137)


SEE NOTES TO SCHEDULES OF INVESTMENTS.

34 Janus Aspen Series June 30, 2002

--------------------------------------------------------------------------------
JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO                       Helen Young Hayes,
                                                             portfolio manager

                                                             Laurence Chang,
                                                             portfolio manager

Janus Aspen Worldwide Growth Portfolio Institutional Shares lost 13.03%, 13.17% for its Service Shares and 13.16% for its Service II Shares during the six-month period ended June 30, 2002. This compares to a 8.82% decline to its benchmark, the Morgan Stanley Capital International World Index.(1)

Investor concerns over the uncertain global economic environment were overshadowed by the growing crisis in confidence over corporate behavior. While the focus has clearly been on U.S. firms, many of the same issues have resonated in markets outside of the U.S., and the forced departure of several high profile executives, including CEO's at France's Vivendi and at Deutsche Telekom, indicated that many of the concerns over corporate governance are not confined to the U.S. exclusively. As a result, most major equity markets worldwide declined significantly during the period.

[PHOTO]

[PHOTO]

One notable exception to the general decline in worldwide stock prices was Japan, where the broader market held its ground. That, together with a dramatic strengthening of the yen, caused U.S. dollar-based returns on the Nikkei 225 to exceed 7% during the period. Therefore, while we participated in the Japanese market's strength through a select group of holdings, our relative underweighting in Japan and overweighting of the weaker North American and European markets was a source of relative underperformance.

Currency movements had an impact on the Portfolio, as the dollar fell sharply in the second half of the period. This decline had a positive impact on the value of our foreign holdings. However, to protect the value of our foreign investments in the strong dollar environment of the last few years, we have traditionally hedged a portion of our exposure to the Euro and Yen. Although we significantly reduced or eliminated these hedges during the year, the small residual hedges muted some of these gains. In addition, because our benchmark's performance is measured in dollars rather than local currency, these hedges also hurt our relative performance.

In addition to these macroeconomic factors, several individual stock picks worked against us. Disappointments included Tyco International. Despite its low valuation, Tyco fell sharply as psychology began to drive the stock due to concerns about its accounting and the credibility of management. We began selling our Tyco position in late April after management abruptly reversed course on its plan to reorganize into four separate business units and were largely out of the stock before the end of the period. Nonetheless, our exposure to Tyco hurt our results during the period.

Also working against us were declines in a number of our pharmaceutical holdings, including Pfizer in the U.S. and Takeda Chemical in Japan. Although looming patent expirations and regulatory foot-dragging pressured virtually the entire pharmaceutical sector during the period, we remain upbeat on the long-term potential of the drug companies we own. These are powerful franchises with established research and marketing platforms that will help them capitalize on growing demand as the global population ages and new markets are accessed. In many cases, valuations are more attractive today than they have been in several years.

On a positive note, several of our consumer staples stocks supported the Portfolio's performance. One standout was U.K.-based Diageo PLC, the world's leading distiller and distributor of premium beverages. Diageo boasts a stable of powerhouse brands that include Smirnoff vodka, Tanqueray gin and Guinness beer. Its management continues to spin off underperforming businesses such as its Burger King franchises while intensifying its focus on its core spirits business. Other strong performers were consumer products companies Reckitt Benckiser and Unilever, both of which posted solid revenue gains as well as very strong margin improvement.

We took advantage of recent market volatility to add exposure to other promising franchises with cyclical upside. These included U.S.-based Interpublic Group of Companies, Inc., one of the world's leading advertising agency groups. The company's new management has worked diligently to lower costs, improve efficiency and attract new clients. These efforts helped the company weather the recent advertising slump and position it for strong bottom-line profitability once the ad market rebounds.

To fund these and other additions, we significantly reduced or eliminated our exposure to several telecommunications holdings, including U.K.-based Vodafone PLC. This decision reflects our view that the growth opportunities in wireless communications will plateau as the market matures and competition intensifies.

Although valuations in most markets appear increasingly attractive, particularly given the low interest rate environment globally, investor concerns over the extent of an earnings rebound and the quality of these earnings continue to persist and even intensify. For that reason, we have positioned the Portfolio as defensively as possible while continuing to hold positions in some companies we believe will benefit disproportionately when the inevitable upturn finally arrives.

Thank you for your continued investment.

PORTFOLIO ASSET MIX

(% of Net Assets)                            June 30, 2002     December 31, 2001
--------------------------------------------------------------------------------
Equities                                             90.0%                 93.1%
  Foreign                                            53.6%                 53.4%
Top 10 Equities                                      16.3%                 22.6%
Number of Stocks                                       156                   142
Cash and Cash Equivalents                            10.0%                  6.9%

(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                             JANUS ASPEN SERIES JUNE 30, 2002 35

AVERAGE ANNUAL TOTAL RETURN

For the Periods Ended June 30, 2002
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                                 (22.02)%
  5 Year                                                                   4.38%
  From Inception                                                          12.99%
--------------------------------------------------------------------------------

Morgan Stanley Capital International World Index
  1 Year                                                                 (15.22)%
  5 Year                                                                   0.52%
  From Inception Date of Institutional Shares                              6.32%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                 (22.21)%
  5 Year                                                                   4.03%
  From Portfolio Inception                                                12.68%
--------------------------------------------------------------------------------

Service II Shares (Inception Date 12/31/01)
  1 Year                                                                 (22.20)%
  5 Year                                                                   4.03%
  From Portfolio Inception                                                12.68%
--------------------------------------------------------------------------------

Returns shown for Service and Service II Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service and Service II Shares.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Due to recent market volatility, the Portfolio may have an increased position in cash for temporary defensive purposes.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Morgan Stanley Capital International World Index is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe, and the Asia/Pacific Region. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 88.1%
Advertising Agencies - 0.5%
     1,075,760   Interpublic Group of Companies, Inc. .......    $    26,635,818

Advertising Services - 0.8%
     4,749,149   WPP Group PLC** ............................         39,727,356

Aerospace and Defense - 1.9%
       405,055   General Dynamics Corp. .....................         43,077,599
       157,840   Lockheed Martin Corp. ......................         10,969,880
        85,480   Northrop Grumman Corp. .....................         10,685,000
       690,385   Raytheon Co. ...............................         28,133,189

                                                                      92,865,668

Applications Software - 1.4%
     1,299,860   Microsoft Corp.* ...........................         71,102,342

Athletic Footwear - 0.3%
       251,770   Nike, Inc. - Class B .......................         13,507,461

Audio and Video Products - 1.5%
     1,381,700   Sony Corp.** ...............................         72,972,205

Automotive - Cars and Light Trucks - 1.7%
       456,450   BMW A.G. ...................................         18,820,960
       676,560   Hyundai Motor Company, Ltd. ................         20,331,204
     5,282,000   Nissan Motor Company, Ltd.** ...............         36,577,708
       263,400   Toyota Motor Corp.** .......................          6,988,483

                                                                      82,718,355

BEVERAGES - NON-ALCOHOLIC - 0.4%

       373,955   Coca-Cola Co. ..............................    $    20,941,480

Beverages - Wine and Spirits - 1.4%
     5,388,725   Diageo PLC** ...............................         69,515,892

Brewery - 0.3%
     1,604,000   Asahi Breweries, Ltd.** ....................         13,422,867

Broadcast Services and Programming - 2.5%
     1,585,771   Clear Channel Communications, Inc.* ........         50,776,387
     1,769,245   Grupo Televisa S.A. (ADR)*,** ..............         66,134,378
     1,122,440   Liberty Media Corp. - Class A* .............         10,663,180

                                                                     127,573,945

Cellular Telecommunications - 2.1%
    22,144,740   China Mobile, Ltd.*,** .....................         65,584,938
        16,284   NTT DoCoMo, Inc.** .........................         40,079,575

                                                                     105,664,513

Chemicals - Diversified - 2.3%
       435,801   Akzo Nobel N.V. ............................         18,976,687
       603,867   BASF A.G. ..................................         28,078,236
       623,331   Bayer A.G. .................................         19,761,315
     3,147,096   BOC Group PLC** ............................         48,693,996

                                                                     115,510,234

Chemicals - Specialty - 0.3%
        32,039   Givaudan S.A. ..............................         12,917,649

SEE NOTES TO SCHEDULES OF INVESTMENTS.

36 Janus Aspen Series June 30, 2002

JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Commercial Banks - 1.4%
       372,455   Banco Popular Espanol S.A. .................    $    16,468,460
     1,180,029   Danske Bank A/S ............................         21,728,393
       395,330   Kookmin Bank ...............................         19,192,039
       102,875   Kookmin Bank (ADR) .........................          5,056,306
     1,092,725   Westpac Banking Corporation, Ltd. ..........          9,962,079

                                                                      72,407,277
Computer Services - 1.0%
       373,480   BISYS Group, Inc.* .........................         12,436,884
       959,180   Electronic Data Systems Corp. ..............         35,633,537

                                                                      48,070,421

Consulting Services - 0.5%
     1,232,625   Accenture, Ltd. - Class A
                   - New York Shares* .......................         23,419,875

Cosmetics and Toiletries - 1.9%
       312,090   Colgate-Palmolive Co. ......................         15,620,105
     1,213,705   Estee Lauder Companies, Inc. - Class A .....         42,722,416
     1,532,000   Kao Corp.** ................................         35,278,316

                                                                      93,620,837

Data Processing and Management - 2.1%
       461,410   Automatic Data Processing, Inc. ............         20,094,405
     1,495,285   First Data Corp. ...........................         55,624,602
       767,885   Fiserv, Inc.* ..............................         28,189,058

                                                                     103,908,065

Diversified Financial Services - 2.7%
     3,505,139   Citigroup, Inc. ............................        135,824,136

Diversified Minerals - 0.5%
       820,494   Anglo American PLC** .......................         13,552,010
       466,330   Companhia Vale do Rio Doce (ADR)* ..........         12,903,351

                                                                      26,455,361

Diversified Operations - 1.6%
       405,980   ARAMARK Corp. - Class B* ...................         10,149,500
     1,549,495   Cendant Corp.* .............................         24,605,981
     1,126,325   Honeywell International, Inc. ..............         39,680,430
       522,545   Tyco International, Ltd. ...................          7,059,583

                                                                      81,495,494

Electronic Components - Miscellaneous - 0.2%
       328,021   Koninklijke (Royal) Philips Electronics
                  N.V. ......................................          9,158,398
       111,645   Koninklijke (Royal) Philips Electronics N.V.
                   - New York Shares ........................          3,081,402

                                                                      12,239,800

Electronic Components - Semiconductors - 2.6%
        69,700   Rohm Company, Ltd.** .......................         10,403,587
       172,620   Samsung Electronics Company, Ltd. ..........         47,210,163
     2,160,055   STMicroelectronics N.V. ....................         53,866,439
       766,310   STMicroelectronics N.V. - New York Shares ..         18,644,322

                                                                     130,124,511

Entertainment Software - 0.3%
       248,065   Electronic Arts, Inc.* .....................         16,384,693

Fiduciary Banks - 2.2%
     1,588,580   Bank of New York Company, Inc. .............         53,614,575
       519,595   Mellon Financial Corp. .....................         16,330,871
       482,255   Northern Trust Corp. .......................         21,248,155
       435,655   State Street Corp. .........................         19,473,779

                                                                     110,667,380

Finance - Consumer Loans - 0.7%
       214,380   Household International, Inc. ..............    $    10,654,686
       226,070   SLM Corp. ..................................         21,906,183

                                                                      32,560,869

Finance - Investment Bankers/Brokers - 0.5%
       361,080   Goldman Sachs Group, Inc. ..................         26,485,218

Finance - Mortgage Loan Banker - 1.1%
       775,515   Fannie Mae .................................         57,194,231

Food - Catering - 0.5%
     3,815,916   Compass Group PLC** ........................         22,933,477

Food - Diversified - 2.1%
       223,390   Groupe Danone ..............................         30,711,076
       142,463   Nestle S.A. ................................         33,218,870
       610,573   Unilever N.V. ..............................         39,980,038

                                                                     103,909,984

Food - Retail - 1.9%
       415,238   Carrefour S.A. .............................         22,473,449
     2,519,564   Koninklijke Ahold N.V. .....................         53,002,588
     4,655,102   Safeway PLC** ..............................         19,789,651

                                                                      95,265,688

Food - Wholesale/Distribution - 0.3%
       494,110   Sysco Corp. ................................         13,449,674

Health Care Cost Containment - 0.7%
     1,112,260   McKesson Corp. .............................         36,370,902

Human Resources - 0.2%
     2,030,760   Capita Group PLC** .........................          9,689,520

Industrial Gases - 0.1%
       106,595   Praxair, Inc. ..............................          6,072,717

Insurance Brokers - 1.3%
       587,090   Marsh & McLennan Companies, Inc. ...........         56,712,894
       326,610   Willis Group Holdings, Ltd.*,** ............         10,748,735

                                                                      67,461,629

Internet Content - Information/News - 0.2%
       269,813   Thomson Corp. ..............................          8,508,328

Life and Health Insurance - 0.9%
       449,675   CIGNA Corp. ................................         43,807,339

Machinery - Electrical - 0.6%
       580,392   Schneider Electric S.A. ....................         31,211,265

Medical - Biomedical and Genetic - 0.2%
       356,780   Genentech, Inc.* ...........................         11,952,130

Medical - Drugs - 7.7%
       996,525   Abbott Laboratories ........................         37,519,166
     2,159,913   GlaxoSmithKline PLC** ......................         46,686,212
     2,474,120   Pfizer, Inc. ...............................         86,594,200
       432,587   Sanofi-Synthelabo S.A. .....................         26,317,598
        15,510   Serono S.A. - Class B ......................         10,224,312
     1,578,000   Takeda Chemical Industries, Ltd.** .........         69,252,068
       868,275   Teva Pharmaceutical Industries, Ltd.
                  (ADR) .....................................         57,983,404
       203,390   Wyeth ......................................         10,413,568
     1,641,000   Yamanouchi Pharmaceutical
                   Company, Ltd.** ..........................         42,580,325

                                                                     387,570,853

Medical - HMO - 0.6%
       316,280   UnitedHealth Group, Inc. ...................         28,955,434

Medical - Wholesale Drug Distributors - 0.4%
       354,000   Cardinal Health, Inc. ......................         21,739,140

SEE NOTES TO SCHEDULES OF INVESTMENTS.

                                             JANUS ASPEN SERIES JUNE 30, 2002 37

--------------------------------------------------------------------------------
JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Medical Instruments - 1.0%
     1,183,634   Medtronic, Inc. ............................    $    50,718,717

Medical Products - 0.5%
       243,580   Baxter International, Inc. .................         10,827,131
       280,756   Johnson & Johnson ..........................         14,672,309

                                                                      25,499,440
Metal Processors and Fabricators - 1.1%
     3,816,358   Assa Abloy A.B. - Class B ..................         53,776,788

Money Center Banks - 5.1%
     4,148,821   Banco Bilbao Vizcaya Argentaria S.A. .......         46,916,138
     1,157,581   Barclays PLC** .............................          9,742,466
     1,006,950   Credit Suisse Group ........................         31,971,500
       232,503   Deutsche Bank A.G. .........................         16,149,581
     1,823,045   HBOS PLC** .................................         19,585,373
       771,530   Royal Bank of Scotland Group PLC** .........         21,874,690
       501,483   Societe Generale ...........................         33,034,986
     2,724,015   Standard Chartered PLC** ...................         29,057,066
       935,396   UBS A.G. ...................................         47,047,939

                                                                     255,379,739

Mortgage Banks - 0.3%
     1,118,551   Abbey National PLC** .......................         13,155,008

Multi-Line Insurance - 0.6%
       882,190   Allstate Corp. .............................         32,623,386

Multimedia - 2.7%
     1,534,442   AOL Time Warner, Inc.* .....................         22,571,642
       737,935   McGraw-Hill Companies, Inc. ................         44,054,719
     1,760,738   Reuters Group PLC** ........................          9,290,243
       911,161   Viacom, Inc. - Class B* ....................         40,428,214
     1,052,875   Walt Disney Co. ............................         19,899,337

                                                                     136,244,155

Non-Hazardous Waste Disposal - 0.3%
       643,510   Waste Management, Inc. .....................         16,763,435

Oil - Field Services - 0.4%
       392,805   Schlumberger, Ltd. .........................         18,265,432

Oil Companies - Exploration and Production - 0.8%
       645,785   Anadarko Petroleum Corp. ...................         31,837,200
     5,014,000   CNOOC, Ltd.** ..............................          6,717,724

                                                                      38,554,924

Oil Companies - Integrated - 6.5%
     7,471,392   BP PLC** ...................................         62,442,391
     1,776,062   EnCana Corp. ...............................         54,535,236
        81,799   EnCana Corp. - New York Shares .............          2,503,049
     2,707,575   Eni S.p.A ..................................         43,159,470
   151,332,000   PetroChina Company, Ltd.** .................         32,207,751
       896,433   Petroleo Brasileiro S.A. (ADR) .............         16,906,726
       644,336   Total Fina Elf S.A. ........................        104,617,969
        57,775   Yukos (ADR) ................................          8,030,725

                                                                     324,403,317

Optical Supplies - 0.4%
       278,700   Hoya Corp.** ...............................         20,276,522

Paper and Related Products - 0.7%
     1,452,415   Stora Enso Oyj .............................         20,354,723
       435,606   UPM - Kymmene Oyj ..........................         17,148,385

                                                                      37,503,108

Petrochemicals - 0.5%
     4,210,211   Reliance Industries, Ltd.* .................    $    23,223,262

Printing - Commercial - 0.3%
     1,242,000   Dai Nippon Printing Company, Ltd.** ........         16,486,626

Publishing - Books - 0.6%
     1,197,860   Reed Elsevier N.V. .........................         16,325,903
     1,671,446   Reed Elsevier PLC** ........................         15,599,852

                                                                      31,925,755

Publishing - Newspapers - 0.7%
       180,155   New York Times Co. - Class A ...............          9,277,983
     2,783,886   Pearson PLC** ..............................         28,146,740

                                                                      37,424,723

Publishing - Periodicals - 0.7%
     1,884,258   Wolters Kluwer N.V. ........................         35,767,273

Reinsurance - 2.1%
       159,433   Muenchener Rueckversicherungs
                   - Gesellschaft A.G. ......................         37,711,674
       686,090   Swiss Re ...................................         67,080,667

                                                                     104,792,341

Retail - Building Products - 0.9%
     1,066,160   Home Depot, Inc. ...........................         39,160,057
     1,364,972   Kingfisher PLC** ...........................          6,463,377

                                                                      45,623,434

Retail - Consumer Electronics - 0.3%
     5,092,938   Dixons Group PLC** .........................         14,877,153

Retail - Discount - 0.4%
       484,080   Costco Wholesale Corp.* ....................         18,695,170

Retail - Diversified - 0.2%
       226,000   Ito-Yokado Company, Ltd.** .................         11,313,571

Retail - Drug Store - 0.2%
       317,030   Walgreen Co. ...............................         12,246,869

Retail - Major Department Stores - 0.2%
        77,963   Pinault-Printemps-Redoute S.A. .............          9,247,485

Retail - Restaurants - 0.2%
       364,430   McDonald's Corp. ...........................         10,368,034

Savings/Loan/Thrifts - 0.2%
       272,385   Washington Mutual, Inc. ....................         10,108,207

Security Services - 1.2%
     2,886,968   Securitas A.B. - Class B ...................         59,371,737

Soap and Cleaning Preparations - 0.4%
     1,107,350   Reckitt Benckiser PLC** ....................         19,885,182

Telecommunication Equipment - 0.2%
       739,091   Nokia Oyj ..................................         10,817,781

Telephone - Integrated - 1.7%
     5,047,427   BT Group PLC** .............................         19,322,322
     1,891,547   Telecom Italia S.p.A .......................         14,926,431
     3,383,549   Telecom Italia S.p.A. - RNC ................         17,944,809
     1,050,075   Telefonos de Mexico S.A. (ADR)** ...........         33,686,406

                                                                      85,879,968

Tobacco - 1.5%
         1,146   Japan Tobacco, Inc.** ......................          7,687,421
     1,558,145   Philip Morris Companies, Inc. ..............         68,059,774

                                                                      75,747,195

SEE NOTES TO SCHEDULES OF INVESTMENTS.

38 Janus Aspen Series June 30, 2002

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Transportation - Services - 0.3%
       280,410   United Parcel Service, Inc. - Class B ......    $    17,315,318

Travel Services - 0.5%
     1,123,045   USA Interactive* ...........................         26,335,405
--------------------------------------------------------------------------------
Total Common Stock (cost $4,430,165,970) ....................      4,425,448,493
--------------------------------------------------------------------------------
Preferred Stock - 1.9%
Automotive - Cars and Light Trucks - 0.8%
        81,662   Porsche A.G. ...............................         38,712,688

Oil Companies - Integrated - 1.1%
     3,248,602   Petroleo Brasileiro S.A. (ADR) .............         56,525,675
--------------------------------------------------------------------------------
Total Preferred Stock (cost $101,685,554) ...................         95,238,363
--------------------------------------------------------------------------------
Repurchase Agreements - 3.4%
$   71,200,000   ABN AMRO Bank N.V., 1.97%
                   dated 6/28/02, maturing 7/1/02 to be
                   repurchased at $71,211,689 collateralized
                   by $14,672,724 in Collateralized Mortgage
                   Obligations 2.29%-6.50847%,
                   6/10/13-12/25/40 Aaa, $67,235,875 in U.S.
                   Government Obligations, 2.64%-7.30%
                   6/15/09-5/1/37; with respective values of
                   $6,560,325 and $66,063,714 ...............         71,200,000
   100,000,000   Deutsche Banc Alex. Brown, Inc., 1.96%
                   dated 6/28/02, maturing 7/1/02 to be
                   repurchased at $100,016,333 collateralized
                   by $53,443,882 in Asset Backed Securities
                   0%-8.29%, 4/15/03-4/25/32 Aaa; $13,954,352
                   in Certificates of Deposit, 1.89%,
                   12/27/02, P-1 $701,118,084 in
                   Collateralized Mortgage Obligations,
                   0.427%-7.6752% 6/7/09-9/15/41, Aaa;
                   $13,625,575 in Commercial Paper,
                   1.77%-5.00% 7/8/02-3/1/07, P-1;
                   $7,941,812 in Corporate Bonds,
                   1.965%-8.875% 8/23/02-3/15/32, Aaa;
                   $1,787,718 in U.S. Government
                   Obligations 5.75%-6.25%, 1/15/12-3/5/12
                   Aaa-Aa2; with respective values of
                   $37,073,549, $13,954,352, $26,998,316
                   $13,609,723, $8,492,358 and $1,871,702....        100,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $171,200,000) .............        171,200,000
--------------------------------------------------------------------------------
Time Deposit - 2.3%
                 State Street Bank and Trust Co.
   117,500,000     1.9375%, 7/1/02 (cost $117,500,000) ......        117,500,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 5.5%
                 Federal Farm Credit Bank
$   50,000,000     1.76%, 11/20/02 ..........................    $    49,687,500
                 Federal Home Loan Bank System:
    25,000,000     1.71%, 7/8/02 ............................         24,991,688
    25,000,000     1.63%, 7/11/02 ...........................         24,988,681
    25,000,000     1.70%, 8/2/02 ............................         24,962,222
    50,000,000     1.71%, 9/3/02 ............................         49,875,000
    30,000,000     1.80%, 10/15/02 ..........................         29,850,000
    45,000,000     1.77%, 10/30/02 ..........................         44,718,750
                 Freddie Mac
    25,000,000     1.75%, 7/18/02 ...........................         24,979,340
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $273,996,107) ..........        274,053,181
--------------------------------------------------------------------------------
Total Investments (total cost $5,094,547,631) - 101.2% ......      5,083,440,037
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.2%)     (62,553,061)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 5,020,886,976
--------------------------------------------------------------------------------


SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2002

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Australia                                         0.2%           $     9,962,079
Bermuda                                           0.6%                30,479,458
Brazil                                            1.7%                86,335,752
Canada                                            1.3%                65,546,613
Denmark                                           0.4%                21,728,393
Finland                                           1.0%                48,320,889
France                                            5.1%               257,613,828
Germany                                           3.1%               159,234,454
Hong Kong                                         2.1%               104,510,413
India                                             0.5%                23,223,262
Israel                                            1.1%                57,983,404
Italy                                             1.5%                76,030,710
Japan                                             7.5%               383,319,274
Mexico                                            2.0%                99,820,784
Netherlands                                       3.5%               176,292,289
Russia                                            0.2%                 8,030,725
South Korea                                       1.8%                91,789,712
Spain                                             1.2%                63,384,598
Sweden                                            2.2%               113,148,525
Switzerland                                       5.4%               274,971,698
United Kingdom                                   10.6%               540,029,977
United States++                                  47.0%             2,391,683,200
--------------------------------------------------------------------------------
Total                                           100.0%           $ 5,083,440,037


++ Includes Short-Term Securities (36.0% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT JUNE 30, 2002

Currency Sold and                   Currency          Currency        Unrealized
Settlement Date                   Units Sold   Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 10/10/02            18,500,000    $   28,010,393    $    (871,751)
Hong Kong Dollar
  2/21/03                        694,300,000        89,006,608          (21,270)
Japanese Yen 10/10/02            525,000,000         4,404,551         (294,641)
Japanese Yen 10/25/02          5,640,000,000        47,359,019       (3,187,957)
Japanese Yen 1/31/03           2,700,000,000        22,813,394         (740,299)
Mexican Peso 7/16/02             137,600,000        13,782,222           727,256
--------------------------------------------------------------------------------
Total                                           $  205,376,187    $  (4,388,662)


SEE NOTES TO SCHEDULES OF INVESTMENTS.

                                             JANUS ASPEN SERIES JUNE 30, 2002 39

JANUS ASPEN GLOBAL LIFE SCIENCES PORTFOLIO THOMAS MALLEY,
                                portfolio manager

For the six-month period ended June 30, 2002, Janus Aspen Global Life Sciences Portfolio declined 18.92% for its Institutional Shares and 18.97% for its Service Shares. This compares to a loss of 13.15% for the S&P 500 Index, the Portfolio's benchmark.(1)

Equity markets struggled during the period despite positive news on the economy. While consumer spending showed resilience and production continued to rebound, profits remained under pressure and a number of companies missed their earnings targets. Concerns over corporate performance were aggravated by the widening accounting scandal, with telecommunications giant WorldCom revealing that it misstated revenues by nearly $4 billion. Adding to the climate of uncertainty were warnings of potential terrorist attacks, ongoing unrest in the Middle East and heightened tensions between India and Pakistan.

[PHOTO]

Against this backdrop, investors shunned growth-oriented shares as they sought stability in Treasury bonds and more defensive areas of the stock market. Within the healthcare industry, this rotation favored health services providers recognized for their earnings stability. Biotechnology and pharmaceutical shares did not fair as well, however. Drug makers, in particular, were hindered by worries that increased competition and a slowdown in product development might curtail long-term earnings potential. Concerns over generic competition have heated up recently as patents on some blockbuster drugs near expiration. In fact, U.S. courts are overturning some patents ahead of schedule. This has opened the door even wider for lower-cost generic producers.

The loss of patent protection is especially worrisome because companies are finding it more difficult to launch new products. With its top post vacant for more than a year, the U.S. Food and Drug Administration has adopted a more risk-averse approach - withholding approval of a number of highly anticipated treatments and tightening scrutiny of drug manufacturing, which has caused production delays and hurt some companies' near-term profitability. While we avoided the period's high-profile earnings disappointments, industry woes cast a shadow over a number of our holdings, hindering the Portfolio's performance.

Detracting from our results were declines in a number of our pharmaceutical positions, notably Sanofi-Synthelabo, King Pharmaceuticals and Wyeth. Sanofi lost ground on concerns that its drug Plavix, used to prevent blood clots, will face a generic threat sooner than expected. Fast-growing King Pharmaceuticals was hurt by a prospective generic threat to two of its products, hypertension treatment Altace and thyroid medication Levoxyl. Nonetheless, sales of Altace and Levoxyl remain strong, and have yet to face any specific generic challenge. Meanwhile, Wyeth, formerly known as American Home Products, announced that manufacturing delays might dampen its near-term earnings outlook. While we remain positive on the firm's growth prospects, we will continue to monitor its progress in this challenging environment.

Another disappointment during the period was CYTYC Corp., a leading manufacturer of Pap smear tests for cervical cancer. CYTYC's shares plunged after management reduced profit estimates to reflect an inventory overhang. Additionally, U.S. regulators blocked the company's planned merger with Digene Corp., a partnership CYTYC needed to hold its position against generic challengers. Given these developments, we liquidated our position in the stock.

Offsetting these declines was strong performance by a number of our other holdings, including generic drug makers benefiting from an improved market outlook. Teva Pharmaceutical received a boost when a U.S. court overthrew the patents protecting GlaxoSmithKline's antibiotic Augmentin from generic competition. Teva's rival formulation awaits FDA approval.

Our results also benefited from our sizable weighting in healthcare services stocks. Hospital management companies such as Tenet Healthcare and HCA, Inc. continue to grow their revenues as they capitalize on increased demand for higher margin orthopedic and cardiac procedures by aging baby boomers.

As we look ahead to the second half of the year, we will redouble our focus on leading healthcare services companies and the more promising manufacturers of pharmaceuticals and medical devices. At the same time, we will maintain conservative exposure to the more volatile areas of the market, including biotechnology. This strategy reflects our concerns over near-term economic and earnings uncertainty.

Nonetheless, our view on the long-term opportunities in the life sciences arena has not changed. As an aging population demands more treatments, and science provides more breakthroughs to meet this need, we believe the healthcare market will offer expanding growth opportunities. Consequently, once we see signs that investors are again taking the long view, we will look for opportunities to rebuild our biotechnology and pharmaceutical positions, taking advantage of market volatility. Our focus will remain on well-managed, financially sound companies that have proven their ability to successfully develop and market products, grow their cash flow and create value for shareholders.

Thank you for your continued investment in Janus Aspen Global Life Sciences Portfolio.

PORTFOLIO ASSET MIX

(% of Net Assets)                            June 30, 2002     December 31, 2001
--------------------------------------------------------------------------------
Equities                                             97.3%                 95.7%
  Foreign                                            20.8%                 22.6%
Top 10 Equities                                      41.9%                 33.4%
Number of Stocks                                        44                    56
Cash and Cash Equivalents                             2.7%                  4.3%


(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

40 Janus Aspen Series June 30, 2002

AVERAGE ANNUAL TOTAL RETURN

For the Periods Ended June 30, 2002
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 1/18/00)
  1 Year                                                                (19.54)%
  From Inception                                                        (17.08)%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                (17.98)%
  From Portfolio Inception                                              (13.44)%
--------------------------------------------------------------------------------

Service Shares (Inception Date 1/18/00)
  1 Year                                                                (19.80)%
  From Inception                                                        (17.30)%
--------------------------------------------------------------------------------


This Portfolio concentrates in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT MARKET VALUE
Common Stock - 97.3%
Chemicals - Specialty - 1.0%
        26,970   Symyx Technologies, Inc.* ..................    $       375,422

Health Care Cost Containment - 2.1%
        23,620   McKesson Corp. .............................            772,374

Medical - Biomedical and Genetic - 1.2%
        12,980   IDEC Pharmaceuticals Corp.* ................            460,141

Medical - Drugs - 36.6%
        11,155   Abbott Laboratories ........................            419,986
        10,674   Altana A.G.** ..............................            537,637
         5,115   Cephalon, Inc.* ............................            231,198
        35,000   Daiichi Pharmaceutical Company, Ltd.** .....            639,517
        17,845   Forest Laboratories, Inc.* .................          1,263,426
        41,655   King Pharmaceuticals, Inc.* ................            926,824
        19,285   OSI Pharmaceuticals, Inc.* .................            463,226
        13,395   Pfizer, Inc. ...............................            468,825
        20,230   Pharmacia Corp. ............................            757,613
        33,955   Priority Healthcare Corp. - Class B* .......            797,942
        10,089   Sanofi-Synthelabo S.A.** ...................            613,792
        24,665   Schering-Plough Corp. ......................            606,759
        36,370   Sepracor, Inc.* ............................            347,333
           624   Serono S.A. - Class B** ....................            411,346
        23,885   Shire Pharmaceuticals Group PLC (ADR)*,** ..            616,472
       493,663   SkyePharma PLC*,** .........................            487,244
        30,435   Teva Pharmaceutical Industries, Ltd.
                  (ADR) .....................................          2,032,449
        25,120   Wyeth ......................................          1,286,144
        34,200   Yamanouchi Pharmaceutical Company, Ltd.** ..            887,414

                                                                      13,795,147

Medical - Generic Drugs - 2.7%
        37,225   Pharmaceutical Resources, Inc.* ............    $     1,034,111

Medical - HMO - 15.1%
        12,660   Anthem, Inc.* ..............................            854,297
        41,390   Oxford Health Plans, Inc.* .................          1,922,979
        15,730   UnitedHealth Group, Inc. ...................          1,440,082
        18,700   Wellpoint Health Networks, Inc.* ...........          1,455,047

                                                                       5,672,405

Medical - Hospitals - 11.7%
        29,135   HCA, Inc. ..................................          1,383,912
        57,410   Health Management Associates, Inc.
                   - Class A* ...............................          1,156,811
        26,045   Tenet Healthcare Corp.* ....................          1,863,520

                                                                       4,404,243

Medical - Wholesale Drug Distributors - 1.8%
         9,055   AmerisourceBergen Corp. ....................            688,180

Medical Instruments - 5.5%
        21,505   Guidant Corp.* .............................            650,096
        19,615   Medtronic, Inc. ............................            840,503
         7,705   St. Jude Medical, Inc.* ....................            569,014

                                                                       2,059,613

Medical Labs and Testing Services - 6.6%
        42,830   Laboratory Corporation of
                   America Holdings* ........................          1,955,189
         6,235   Quest Diagnostics, Inc.* ...................            536,522

                                                                       2,491,711


SEE NOTES TO SCHEDULES OF INVESTMENTS.

                                             JANUS ASPEN SERIES JUNE 30, 2002 41

--------------------------------------------------------------------------------
JANUS ASPEN GLOBAL LIFE SCIENCES PORTFOLIO

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Medical Products - 8.1%
        12,575   Baxter International, Inc. .................    $       558,959
        13,845   Becton, Dickinson and Co. ..................            476,960
        30,867   Biomet, Inc. ...............................            837,113
        10,970   Cerus Corp.* ...............................            371,664
       145,600   Smith & Nephew PLC** .......................            806,556

                                                                       3,051,252

Optical Supplies - 2.1%
        22,850   Alcon, Inc.*,** ............................            782,613

Physical Therapy and Rehabilitation Centers - 1.2%
        34,020   HEALTHSOUTH Corp.* .........................            435,116

Retail - Drug Store - 1.6%
        16,050   Walgreen Co. ...............................            620,012
--------------------------------------------------------------------------------
Total Common Stock (cost $36,687,734) .......................         36,642,340
--------------------------------------------------------------------------------
Repurchase Agreement - 3.2%
$    1,200,000   ABN AMRO Bank N.V., 1.97%
                   dated 6/28/02, maturing 7/1/02 to be
                   repurchased at $1,200,197 collateralized
                   by $247,293 in Collateralized Mortgage
                   Obligations 2.29%-6.50847%,
                   6/10/13-12/25/40 Aaa, $1,133,189 in U.S.
                   Government Obligations, 2.64%-7.30%
                   6/15/09-5/1/37; with respective values
                   of $110,567 and $1,113,433 (cost
                   $1,200,000) ..............................          1,200,000
--------------------------------------------------------------------------------
Total Investments (total cost $37,887,734) - 100.5% .........         37,842,340
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets -
 (0.5%) .....................................................          (190,350)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $    37,651,990
--------------------------------------------------------------------------------


SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2002

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
France                                            1.6%           $       613,792
Germany                                           1.4%                   537,637
Israel                                            5.4%                 2,032,449
Japan                                             4.0%                 1,526,931
Switzerland                                       3.2%                 1,193,959
United Kingdom                                    5.1%                 1,910,272
United States++                                  79.3%                30,027,300
--------------------------------------------------------------------------------
Total                                           100.0%           $    37,842,340


++ Includes Short-Term Securities (76.2% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT JUNE 30, 2002

Currency Sold and                   Currency          Currency        Unrealized
Settlement Date                   Units Sold   Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 10/25/02               280,000    $      423,519    $     (22,532)
British Pound 11/7/02                 70,000           105,789           (5,297)
Euro 11/7/02                         370,000           363,188          (31,483)
Euro 1/31/03                          80,000            78,261           (2,437)
Japanese Yen 11/7/02              46,000,000           386,556          (24,778)
Japanese Yen 1/31/03              35,000,000           295,729           (9,571)
Swiss Franc 10/25/02                 215,000           144,814          (14,059)
--------------------------------------------------------------------------------
Total                                           $    1,797,856    $    (110,157)


SEE NOTES TO SCHEDULES OF INVESTMENTS.

42 Janus Aspen Series June 30, 2002

JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO Mike Lu, portfolio manager

For the six-month period ended June 30, 2002, Janus Aspen Global Technology Portfolio declined 29.49% for its Institutional Shares, 29.66% for its Services Shares and 29.54% for its Service II Shares. This compares to a loss of 13.15% for the S&P 500 Index, the Portfolio's benchmark.(1)

Economic news in the U.S. and abroad was mixed during the period. Predominantly dismal corporate earnings reports contrasted with a surprise 5.6% jump in first-quarter GDP and renewed activity in manufacturing and industrial segments. Though federal funds rates are still at a 40-year low of 1.75%, business managements have not gained enough confidence to ease out of their current cost containment modes and resume corporate investment.

[PHOTO]

Market volatility also increased dramatically, particularly in the United States as investors grew increasingly wary of corporate governance and accounting practices. While this affected nearly every segment of the marketplace, the technology sector suffered a sizeable loss.

Among our detractors was NVIDIA. The graphics chip maker's stock suffered along with the rest of the semiconductor industry and on news that the SEC was investigating some of its accounting practices. As a result of the inquiry, NVIDIA said it would restate its results for the past three years and in fact noted that net income for that period should increase by more than $1 million. Also troubling investors was the firm's perceived dependence on its partnership with Microsoft's Xbox. While the Xbox contract is certainly a testament of NVIDIA's technical prowess, what's more important is its continued ability to gain share in its core PC market segments. To that end, it has won some highly sought after contracts, including those with Hewlett-Packard, and Toshiba. Additionally, through our checks with various parts of NVIDIA's supply chain, we've learned that fundamental demand levels remained strong for the company's chipsets in spite of a weak near-term outlook in the overall PC market. Thus, we continue to be optimistic about the company's growth prospects in the years ahead.

Microsoft also had some strong headwinds working against it, including softer-than-expected sales of its gaming console Xbox and lowered expectations for the PC market. To help boost sales and remain competitive in the roughly $30 billion global game market, Microsoft cut prices of its gaming console Xbox. Since then, sales have picked up, some by as much as 40% in parts of Europe. Meanwhile, Microsoft's subscription-based revenue stream continues to benefit from improving mix shifts as higher-priced Windows XP Professional becomes a more significant portion of the overall sales. The increasingly subscription-based revenue stream is one reason why Microsoft's financial performance is becoming more de-coupled with overall PC market growth. While our numerous demand-driven checks into the enterprise IT space indicated an overall lackluster spending pattern for 2002, the portion dedicated to Microsoft appears to be stable.

On the positive side, Samsung SDI, the screen display division of Samsung, gained substantial ground during the period. The Korean-based manufacturer of display screens - both large cathode ray tubes and super-twist LCD screens - have benefited from global demand growth in TVs, PC monitors and mobile devices. Samsung SDI is leading the innovation curve in low-cost, low-power, high-density color LCD screens for data-centric mobile phones and PDAs. We remain impressed with the company's focus, its ability to execute and its continued innovation.

Our decision-making process continues to be underpinned by the demand-driven research that we conduct with the ultimate end users of technology products and services - the IT decision makers in a variety of enterprises and service providers. Based on such feedback, our outlook remains one of cautious optimism. The overall corporate IT spending intentions remain relatively flat in 2002 as corporations from all segments of the economy continue their focus on cost rationalization and containment. Thus, we maintain our emphasis on companies with stable revenue streams as well as those with secular drivers of demand that enable near- to medium-term earnings visibility.

The technology sector continues to face a difficult demand environment in the short term. However, technological innovations remain the engine that we believe will drive worldwide economic growth in the long term. We will intensify our search for the best-positioned, most innovative companies providing products and services that will best address existing and emerging demands.

Thank you for your continued investment in Janus Aspen Global Technology Portfolio.

PORTFOLIO ASSET MIX

(% of Net Assets)                            June 30, 2002     December 31, 2001
--------------------------------------------------------------------------------
Equities                                             88.9%                 80.3%
  Foreign                                            28.2%                 24.2%
Top 10 Equities                                      32.9%                 31.2%
Number of Stocks                                        78                    72
Cash, Cash Equivalents
  and Fixed Income Securities                        11.1%                 19.7%


(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                             JANUS ASPEN SERIES JUNE 30, 2002 43

AVERAGE ANNUAL TOTAL RETURN

For the Periods Ended June 30, 2002
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 1/18/00)
  1 Year                                                                (40.30)%
  From Inception                                                        (39.44)%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                (17.98)%
  From Portfolio Inception                                              (13.44)%
--------------------------------------------------------------------------------

Service Shares (Inception Date 1/18/00)
  1 Year                                                                (40.46)%
  From Inception                                                        (39.63)%
--------------------------------------------------------------------------------

Service II Shares (Inception Date 12/31/01)
  1 Year                                                                (40.36)%
  From Inception                                                        (39.63)%
--------------------------------------------------------------------------------


Returns shown for Service II Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service II Shares.

This Portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Portfolio also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 87.5%
Aerospace and Defense - 1.3%
       115,455   Embraer-Empresa Brasileira de
                   Aeronautica S.A. (ADR) ...................    $     2,470,737

Applications Software - 10.9%
        15,211   Infosys Technologies, Ltd.* ................          1,022,682
       172,350   Intuit, Inc.* ..............................          8,569,242
        18,085   Mercury Interactive Corp.* .................            415,232
       193,285   Microsoft Corp.* ...........................         10,572,689
         8,780   Red Hat, Inc.* .............................             51,539

                                                                      20,631,384

Automotive - Cars and Light Trucks - 2.5%
        31,900   Hyundai Motor Company, Ltd.** ..............            958,622
       548,000   Nissan Motor Company, Ltd.** ...............          3,794,885

                                                                       4,753,507

Cellular Telecommunications - 1.7%
       155,340   China Mobile, Ltd. (ADR)*,** ...............          2,271,071
           362   NTT DoCoMo, Inc.** .........................            890,985

                                                                       3,162,056

Computer Aided Design - 0.8%
       120,310   Autodesk, Inc. .............................          1,594,108

Computer Services - 1.9%
        44,025   Electronic Data Systems Corp. ..............          1,635,529
       111,514   Logica PLC** ...............................            344,525
       458,294   Misys PLC** ................................          1,690,580

                                                                       3,670,634

Computers - 4.0%
       503,000   Compal Electronics, Inc. ...................    $       483,293
       158,550   Dell Computer Corp.* .......................          4,144,497
        24,100   IBM Corp. ..................................          1,735,200
       278,000   Legend Group, Ltd.** .......................            101,581
       174,000   Quanta Computer, Inc. ......................            489,570
       126,310   Sun Microsystems, Inc.* ....................            632,813

                                                                       7,586,954

Computers - Integrated Systems - 0.7%
        79,325   Brocade Communications Systems, Inc.* ......          1,386,601

Computers - Memory Devices - 1.8%
       168,222   VERITAS Software Corp.* ....................          3,329,113

Computers - Peripheral Equipment - 1.7%
       762,000   Hon Hai Precision Industry Company, Ltd. ...          3,113,332

Consulting Services - 1.5%
       150,580   Accenture, Ltd. - Class A
                   - New York Shares* .......................          2,861,020

Data Processing and Management - 0.7%
         8,800   Automatic Data Processing, Inc. ............            383,240
        23,275   First Data Corp. ...........................            865,830

                                                                       1,249,070

Distribution and Wholesale - 2.6%
       149,570   Ingram Micro, Inc. - Class A* ..............          2,056,588
        75,055   Tech Data Corp.* ...........................          2,840,832

                                                                       4,897,420


SEE NOTES TO SCHEDULES OF INVESTMENTS.

44 Janus Aspen Series June 30, 2002

JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT MARKET VALUE
E-Commerce/Products - 1.9%
       218,820   Amazon.com, Inc.* ..........................    $     3,555,825

E-Commerce/Services - 1.8%
        54,040   eBay, Inc.* ................................          3,329,945

Electronic Components - Miscellaneous - 2.3%
        69,225   Celestica, Inc. - New York Shares* .........          1,572,100
        35,260   Samsung SDI Company, Ltd.** ................          2,731,786

                                                                       4,303,886

Electronic Components - Semiconductors - 11.9%
     1,483,004   ARM Holdings PLC*,** .......................          3,300,436
        66,540   Broadcom Corp. - Class A* ..................          1,167,112
        43,410   Intel Corp. ................................            793,101
       141,870   LSI Logic Corp.* ...........................          1,241,363
       280,130   Microtune, Inc.* ...........................          2,495,958
       140,190   NVIDIA Corp.* ..............................          2,408,464
        10,250   Samsung Electronics Company, Ltd.** ........          2,803,291
        55,571   STMicroelectronics N.V. ....................          1,385,804
        93,533   STMicroelectronics N.V. - New York Shares ..          2,275,658
       109,030   Texas Instruments, Inc. ....................          2,584,011
        85,905   Xilinx, Inc.* ..............................          1,926,849

                                                                      22,382,047

Electronic Design Automation - 4.9%
       304,440   Cadence Design Systems, Inc.* ..............          4,907,573
        79,580   Synopsys, Inc.* ............................          4,361,780

                                                                       9,269,353

Enterprise Software and Services - 1.9%
        99,030   Micromuse, Inc.* ...........................            440,683
       102,905   PeopleSoft, Inc.* ..........................          1,531,226
        66,945   SAP A.G. (ADR)* ............................          1,626,094

                                                                       3,598,003

Entertainment Software - 4.7%
       134,070   Electronic Arts, Inc.* .....................          8,855,324

Human Resources - 0.3%
        26,375   Hewitt Associates, Inc. - Class A* .........            614,538

Internet Brokers - 0.4%
       146,500   E*TRADE Group, Inc.* .......................            799,890

Investment Companies - 1.2%
        85,500   Nasdaq-100 Index Tracking Stock* ...........          2,230,695

Life and Health Insurance - 0.9%
        54,720   AFLAC, Inc. ................................          1,751,040

Medical Information Systems - 0.1%
        18,975   Eclipsys Corp.* ............................            124,457

Miscellaneous Manufacturing - 0.3%
        55,115   Applied Films Corp.* .......................            615,083

Multimedia - 0.9%
        39,910   AOL Time Warner, Inc.* .....................            587,076
        59,170   Walt Disney Co. ............................          1,118,313

                                                                       1,705,389

Networking Products - 0.6%
        81,960   Cisco Systems, Inc.* .......................          1,143,342

Retail - Computer Equipment - 0.9%
        57,940   Electronics Boutique Holdings Corp.* .......          1,697,642

Retail - Consumer Electronics - 0.7%
        35,960   Best Buy Company, Inc.* ....................          1,305,348

Satellite Telecommunications - 0.3%
        32,485   EchoStar Communications Corp.* .............    $       602,922

Semiconductor Components/Integrated Circuits - 6.5%
        42,580   Emulex Corp.* ..............................            958,476
       125,175   Integrated Device Technology, Inc.* ........          2,270,674
        78,225   Marvell Technology Group, Ltd.* ............          1,555,895
        55,170   Maxim Integrated Products, Inc.* ...........          2,114,666
     2,136,200   Taiwan Semiconductor Manufacturing
                   Company, Ltd.* ...........................          4,347,991
       794,000   United Microelectronics Corp.* .............            953,021

                                                                      12,200,723

Semiconductor Equipment - 3.6%
       126,300   Applied Materials, Inc.* ...................          2,402,226
       146,370   ASM Lithography Holding N.V.
                   - New York Shares* .......................          2,213,114
        90,785   Teradyne, Inc.* ............................          2,133,447

                                                                       6,748,787

Telecommunication Equipment - 5.8%
       221,701   Nokia Oyj ..................................          3,244,949
       317,845   Nokia Oyj (ADR) ............................          4,602,396
       150,145   UTStarcom, Inc.* ...........................          3,028,425

                                                                      10,875,770

Telephone - Integrated - 0%
            97   Telefonica S.A.* ...........................                814

Toys - 2.5%
       220,680   Mattel, Inc. ...............................          4,651,934

Wireless Equipment - 1.0%
        67,925   QUALCOMM, Inc.* ............................          1,867,258
--------------------------------------------------------------------------------
Total Common Stock (cost $234,670,682) ......................        164,935,951
--------------------------------------------------------------------------------
Corporate Bonds - 1.6%
Applications Software - 0.4%
$      900,000   Mercury Interactive Corp., 4.75%
                   convertible notes, due 7/1/07+ ...........            720,000

Electronic Components - Semiconductors - 1.1%
       650,000   International Rectifier Corp., 4.25%
                   convertible subordinated notes
                   due 7/15/07 ..............................            540,313
     1,955,000   NVIDIA Corp., 4.75%
                   convertible subordinated notes
                   due 10/15/07 .............................          1,603,100
                                                                       2,143,413
Networking Products - 0.1%
     1,000,000   Candescent Technologies Corp., 8.00%
                   convertible senior subordinated debentures
                   due 5/1/03+,(omega),(delta) ..............             85,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $4,807,418) .....................          2,948,413
--------------------------------------------------------------------------------
Preferred Stock - 1.4%
Computer Services - 1.1%
        57,230   Electronic Data Systems Corp.
                   convertible, 7.625% ......................          2,128,956

Wireless Equipment - 0.3%
        31,515   Crown Castle International Corp.
                   convertible, 6.25% .......................            563,331
--------------------------------------------------------------------------------
Total Preferred Stock (cost $4,437,250) .....................          2,692,287
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                             Janus Aspen Series June 30, 2002 45

JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Repurchase Agreement - 9.7%
$   18,300,000   ABN AMRO Bank N.V., 1.97%
                   dated 6/28/02, maturing 7/1/02 to be
                   repurchased at $18,303,004 collateralized
                   by $3,771,220 in Collateralized Mortgage
                   Obligations 2.29%-6.50847%,
                   6/10/13-12/25/40 Aaa, $17,281,131 in U.S.
                   Government Obligations, 2.64%-7.30%
                   6/15/09-5/1/37; with respective values of
                   $1,686,151 and $16,979,859 (cost
                   $18,300,000) .............................    $    18,300,000
--------------------------------------------------------------------------------
Total Investments (total cost $262,215,350) - 100.2% ........        188,876,651
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets -
 (0.2%) .....................................................          (346,618)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   188,530,033
--------------------------------------------------------------------------------


SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2002

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Bermuda                                           2.3%           $     4,416,915
Brazil                                            1.3%                 2,470,737
Canada                                            0.8%                 1,572,100
Finland                                           4.2%                 7,847,345
Germany                                           0.9%                 1,626,094
Hong Kong                                         1.3%                 2,372,652
India                                             0.5%                 1,022,682
Japan                                             2.5%                 4,685,870
Netherlands                                       1.2%                 2,213,114
South Korea                                       3.4%                 6,493,699
Spain                                               0%                       814
Switzerland                                       1.9%                 3,661,462
Taiwan                                            5.0%                 9,387,207
United Kingdom                                    2.8%                 5,335,541
United States++                                  71.9%               135,770,419
--------------------------------------------------------------------------------
Total                                           100.0%           $   188,876,651


++ Includes Short-Term Securities (62.2% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT JUNE 30, 2002

Currency Sold and                   Currency          Currency        Unrealized
Settlement Date                   Units Sold   Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 10/10/02               600,000    $      908,445    $     (39,465)
British Pound 10/25/02               200,000           302,514          (16,094)
Hong Kong Dollar 11/7/02          13,800,000         1,769,266             (466)
Hong Kong Dollar 2/21/03           2,000,000           256,392             (137)
Japanese Yen 10/25/02             40,000,000           335,880          (24,717)
Japanese Yen 11/7/02              20,000,000           168,068          (10,773)
South Korean Won
  7/16/02                        400,000,000           332,341          (34,507)
--------------------------------------------------------------------------------
Total                                           $    4,072,906    $    (126,159)


SEE NOTES TO SCHEDULES OF INVESTMENTS.

46 Janus Aspen Series June 30, 2002

JANUS ASPEN GLOBAL VALUE PORTFOLIO Jason Yee, portfolio manager

Janus Aspen Global Value Portfolio - Service Shares returned 3.35% for the six-month period ended June 30, 2002, outperforming the 8.82% decline of its benchmark, the Morgan Stanley Capital International World Index.(1) This performance earned the Portfolio a top-decile ranking for the one-year period ended June 30, 2002, placing it 1st out of 65 variable annuity global funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

[PHOTO]

While early 2002 saw the markets eagerly anticipating and discounting a future economic upturn, these hopes were quickly dashed by a growing crisis of confidence in corporate governance and management credibility. What may have been initially dismissed as an isolated incident instead turned out to be an epidemic of egregious corporate misconduct. And one can only suspect that there is more to come. What is already apparent, however, is the resulting damage to the fragile financial markets, as evidenced by significant declines in equity prices and a plummeting U.S. dollar. Equities around the world have continued to decline in sympathy with the scandal-ridden U.S. markets. Japan surrendered most of its first-quarter gains, major European indices had dismal performances across the board, and many emerging markets retreated after a good start to the year. All of this understatedly proclaims the obvious fact that we are currently in a less-than-ebullient environment for global equity markets.

While the prognosis for the broader market indices may be somewhat troublesome, the sharp volatility in today's financial markets does create some good opportunities on a stock-by-stock basis. And because the Portfolio is comprised of 40 to 50 holdings and has relatively low turnover, the consequent advantage is that it really requires only a few of these investment opportunities per year for the Portfolio to benefit. For example, our investment in Smiths Group PLC, the U.K. industrial conglomerate, has since gained from a reversal of undue concern over its cyclical nature and questions over its acquisition discipline. Meanwhile, our position in Pioneer Natural Resources, the U.S. independent oil and gas producer, was purchased when natural gas prices were near their recent lows. In both of these cases, particular market, industry, or company-specific issues caused these businesses to trade significantly below our appraisal of their intrinsic value.

But certainly not all of our investments move so quickly toward intrinsic value, including Allied Waste. The U.S. solid waste management company is a recent addition to the Portfolio and has been punished severely for its high levels of debt, despite a greater than 10% free cash flow yield and more than adequate interest coverage. Meanwhile, Orbotech, the global leader in automated inspection equipment for printed circuit boards, has suffered from the overall weak capital spending trends and overcapacity in its customers' production facilities. Over the longer term, we continue to believe that these businesses are substantially undervalued and have consequently added to the positions.

Despite the challenging valuations of the market as a whole, we believe that individual investments can perform well as this gap between stock price and intrinsic value closes over time. These are exactly the types of special situations we look for, and we are finding plenty of them around the world. At the present time, we are closely considering potential opportunities in the media and pharmaceutical industries. Both of these sectors are characterized by high returns and free cash flow, and are in areas in which stock prices have been under significant pressure.

Finding these new investment opportunities is certainly an important aspect to managing the Portfolio. But I would like to stress that contrary to popular belief, it is rarely the lack of new ideas or the missed opportunities that cause underperformance in a portfolio. I often somewhat facetiously claim that every night while I am asleep, somewhere in the world I am missing hundreds of stocks that are going up. This is simply a fact of life in today's global marketplace. But the Portfolio's performance is never penalized for the investments we do NOT make. Rather, we are only penalized for the investment mistakes that result in permanent capital loss. These mistakes are the real enemy of satisfactory returns. Put another way, the most important factor in driving returns over the long term is properly assessing the value of the holdings in the Portfolio and understanding the consequent risk/reward characteristics. This is why we are so selective in our investments and try to leave an adequate margin of safety to protect from the unpredictable events that invariably arise in the future. We firmly believe that purchasing businesses at significant discounts to their intrinsic value is the best way to mitigate downside risk and maximize upside potential.

Thank you for your continued support of Janus Aspen Global Value Portfolio.

PORTFOLIO ASSET MIX

(% of Net Assets)                            June 30, 2002     December 31, 2001
--------------------------------------------------------------------------------
Equities                                             76.4%                 95.8%
  Foreign                                            50.4%                 59.5%
Top 10 Equities                                      32.1%                 39.9%
Number of Stocks                                        37                    38
Cash and Cash Equivalents                            23.6%                  4.2%


(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                             JANUS ASPEN SERIES JUNE 30, 2002 47

AVERAGE ANNUAL TOTAL RETURN
For the Period Ended June 30, 2002
--------------------------------------------------------------------------------
Service Shares (Inception Date 5/1/01)
  1 Year                                                                  9.47%
  From Inception                                                          7.24%
--------------------------------------------------------------------------------

Morgan Stanley Capital International World Index
  1 Year                                                                (15.22)%
  From Portfolio Inception                                              (16.48)%
--------------------------------------------------------------------------------


This Portfolio is designed for long-term investors who can accept the special risks associated with value investing and having significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Due to recent market volatility, the Portfolio may have an increased position in cash for temporary defensive purposes.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Morgan Stanley Capital International World Index is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe, and the Asia/Pacific Region. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

The Adviser has contractually agreed to waive a portion of the Portfolio's expenses. Without such waivers, the Portfolio's total return for each class would have been lower.

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 76.4%
Advertising Agencies - 4.3%
         2,600   Asatsu-Dk, Inc.** ..........................    $        56,618
         4,245   Interpublic Group of Companies, Inc. .......            105,106

                                                                         161,724

Advertising Services - 1.6%
         7,473   WPP Group PLC** ............................             62,513

Aerospace and Defense - 2.0%
           219   Dassault Aviation S.A.** ...................             75,701

Automotive - Cars and Light Trucks - 1.5%
         8,000   Nissan Motor Company, Ltd.** ...............             55,400

Casino Hotels - 1.5%
         5,665   Park Place Entertainment Corp.* ............             58,066

Chemicals - Diversified - 4.7%
         1,870   Akzo Nobel N.V.** ..........................             81,428
         3,122   Bayer A.G.** ...............................             98,976

                                                                         180,404

Chemicals - Specialty - 2.5%
         1,607   Syngenta A.G. ..............................             96,594

Diversified Operations - 5.8%
        27,425   BBA Group PLC** ............................            115,171
         8,031   Smiths Group PLC** .........................            105,040

                                                                         220,211

Electronic Components - 3.8%
         3,372   Koninklijke (Royal) Philips Electronics
                  N.V.** ....................................    $        94,147
           180   Samsung Electronics Company, Ltd. ..........             49,229

                                                                         143,376

Electronic Design Automation - 2.4%
         5,615   Cadence Design Systems, Inc.* ..............             90,514

Electronic Measuring Instruments - 2.7%
         4,525   Orbotech, Ltd.* ............................            102,717

Financial Guarantee Insurance - 1.2%
           650   MGIC Investment Corp. ......................             44,070

Home Decoration Products - 2.2%
         2,752   Hunter Douglas N.V.** ......................             84,800

Hotels and Motels - 1.3%
         3,645   Hilton Hotels Corp. ........................             50,665

Machinery - Pumps - 4.7%
         4,697   Pfeiffer Vacuum Technology A.G.** ..........            177,205

Medical - Drugs - 3.0%
           980   Pharmacia Corp. ............................             36,701
         3,210   Schering-Plough Corp. ......................             78,966

                                                                         115,667

Medical Information Systems - 1.2%
         2,465   IMS Health, Inc. ...........................             44,247

Medical Products - 0.4%
           465   Becton, Dickinson and Co. ..................             16,019

SEE NOTES TO SCHEDULES OF INVESTMENTS.

48 Janus Aspen Series June 30, 2002

JANUS ASPEN GLOBAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

SHARES OR PRINCIPAL AMOUNT MARKET VALUE
Multimedia - 4.0%
        29,011   Reuters Group PLC** ........................    $       153,072

Non-Hazardous Waste Disposal - 1.8%
         7,135   Allied Waste Industries, Inc.* .............             68,496

Oil Companies - Exploration and Production - 2.2%
         3,275   Pioneer Natural Resources Co.* .............             85,314

Oil Companies - Integrated - 2.7%
         3,407   EnCana Corp. ...............................            104,614

Property and Casualty Insurance - 1.6%
        15,000   Nipponkoa Insurance Company, Ltd.** ........             59,446

Publishing - Newspapers - 1.7%
        33,595   Independent News & Media PLC** .............             66,359

Publishing - Periodicals - 2.5%
         4,977   Wolters Kluwer N.V.** ......................             94,474

Radio - 2.9%
         3,000   Nippon Broadcasting System, Inc.** .........            110,132

Real Estate Investment Trusts - Hotels - 1.3%
         4,340   Host Marriott Corp. ........................             49,042

Reinsurance - 3.9%
            67   Berkshire Hathaway, Inc. - Class B* ........            149,678

Retail - Restaurants - 1.5%
         2,070   McDonald's Corp. ...........................             58,892

Rubber/Plastic Products - 1.2%
         4,000   Tenma Corp.** ..............................             45,321

Savings/Loan/Thrifts - 1.5%
         1,515   Washington Mutual, Inc. ....................             56,222

Television - 0.8%
        17,190   Granada PLC** ..............................             28,858
--------------------------------------------------------------------------------
Total Common Stock (cost $2,834,083) ........................          2,909,813
--------------------------------------------------------------------------------
Repurchase Agreement - 18.4%
$      700,000   ABN AMRO Bank N.V., 1.97%
                   dated 6/28/02, maturing 7/1/02 to be
                   repurchased at $700,115 collateralized by
                   $144,254 in Collateralized Mortgage
                   Obligations 2.29%-6.50847%,
                   6/10/13-12/25/40 Aaa, $661,027 in U.S.
                   Government Obligations, 2.64%-7.30%
                   6/15/09-5/1/37; with respective values
                   of $64,498 and $649,503 (cost $700,000) ..            700,000
--------------------------------------------------------------------------------
Total Investments (total cost $3,534,083) - 94.8% ...........          3,609,813
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities -
 5.2% .......................................................            196,064
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $     3,805,877
--------------------------------------------------------------------------------


SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2002

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Canada                                            2.9%           $       104,614
France                                            2.1%                    75,701
Germany                                           7.7%                   276,181
Ireland                                           1.8%                    66,359
Israel                                            2.8%                   102,717
Japan                                             9.0%                   326,917
Netherlands                                       9.8%                   354,849
South Korea                                       1.4%                    49,229
Switzerland                                       2.7%                    96,594
United Kingdom                                   12.9%                   464,654
United States++                                  46.9%                 1,691,998
--------------------------------------------------------------------------------
Total                                           100.0%           $     3,609,813


++ Includes Short-Term Securities (27.5% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT JUNE 30, 2002

Currency Sold and                   Currency          Currency        Unrealized
Settlement Date                   Units Sold   Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 10/10/02                90,000    $      136,267    $      (5,920)
British Pound 10/25/02                30,000            45,377           (2,414)
British Pound 11/7/02                 25,000            37,782           (1,891)
Euro 10/10/02                        190,000           186,733          (14,954)
Euro 11/7/02                         165,000           161,962           (9,988)
Japanese Yen 10/10/02              8,000,000            67,117           (4,490)
Japanese Yen 10/25/02              5,000,000            41,985           (3,089)
Japanese Yen 11/7/02               6,000,000            50,420           (3,232)
--------------------------------------------------------------------------------
Total                                           $      727,643    $     (45,978)


SEE NOTES TO SCHEDULES OF INVESTMENTS.

                                             JANUS ASPEN SERIES JUNE 30, 2002 49

JANUS ASPEN FLEXIBLE INCOME PORTFOLIO RONALD SPEAKER,
                                portfolio manager

For the six months ended June 30, 2002, Janus Aspen Flexible Income Portfolio returned 3.17% for its Institutional Shares and 3.00% for its Service Shares. This compares with a 3.26% gain for its benchmark, the Lehman Brothers Government/Credit Index.(1) This performance earned the Portfolio's Institutional Shares a top-quartile ranking for the one-year period ended June 30, 2002, placing it 7th out of 34 variable annuity general bond funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

[PHOTO]

During the early months of 2002, the U.S. economy exhibited a significant turnaround from the dramatic weakness it experienced over the final four months of 2001. As consumer enthusiasm waned and corporate spending plans stalled, however, expectations for an aggressive economic rebound tapered off come springtime. All the while suffering from shaken confidence in corporate accounting and finding little inspiration in corporate profit outlooks, stock investors endured a volatile market, characterized by a steady stream of losses and occasional price spikes.

Conversely, the bond market behaved in a classic fashion - providing pockets of safety and stability, relatively speaking, while offering the diversification of the broader market. Pacing the fixed-income gainers were investment-grade issues, which ended the period among the best-performing asset classes for the year to date.

Bolstering the investment-grade portion of the Portfolio was Quest Diagnostics, a medical diagnostic testing and services company that was upgraded from the high-yield ranks by Moody's. Its recent acquisitions of American Medical Laboratories, which processes esoteric tests such as gene-based assessments nationwide, and Unilab, the largest independent clinical lab operator in California, have complemented Quest's portfolio and strengthened its future profit outlook. Plus, the company's well-respected management team has demonstrated a commitment to handling debt in a conservative fashion.

Also rallying was Golden State Holdings, the corporate parent of California Federal Bank. The California thrift, a long-time holding, was recently purchased by Citigroup in a deal that complements Citigroup's domestic business. In turn, Golden State's notes, rated "BB," benefited from association with Citigroup's "AA" status.

Within this environment of improving outlooks and rising rates we adopted a defensive stance by maintaining an overweight position in investment grade corporate bonds, accounting for 47.8% of the Portfolio, and a modest weighting in high-yield issues at 7.6%. We also skewed the Portfolio toward the shorter side of the duration spectrum.

Government-related issues represented 39.8% of the Portfolio and included a blend of mid- and long-term Treasury notes and select debt from Fannie Mae, the government-backed mortgage dealer. These interest-rate sensitive issues inched upward as the Federal Reserve kept short-term lending rates at a 40-year low and expectations for a late-summer rate hike all but disappeared. Slowly, the realization that rates will be lower for some time permeated the long end of the yield curve, although the abundance of stimuli lingering in the system and simmering inflation fears supported a relatively steep slope.

As a whole, the spread between investment grade corporate notes and the government issues tightened, and we were rewarded for our corporate-heavy strategy. Indicative of our short-term mindset was a Verizon Communications note due in April 2003, which traded only at a slight loss - a plus during a period of rising rates and falling prices in the Treasury markets. In an effort to solidify its investment-grade ratings, the one-time Baby Bell has undertaken an aggressive debt-reduction campaign, including buying back short-term debt.

Another disappointment was Equinix, a small Internet data-center operator. Having developed six large facilities across the U.S., Equinix attracted big-name clients such as IBM, Charles Schwab and AT&T. However, the market started to soften as it was building its seventh center, and the company fell into a liquidity squeeze. In addition, the company's liquidity narrowed, so we sold the position.

We also lost ground in AOL Time Warner, which underperformed Treasury bonds as spreads widened in connection with an overall decline in the company's shares resulting from concerns of some its partnerships. Despite this, however, we believe AOL Time Warner will manage its debt appropriately and maintain its investment grade status.

Throughout the bond market, responsible borrowing gained popularity as a painful but important theme emerged, one that corporate America cannot ignore. As the ratings of some of the largest issuers of investment-grade bonds - companies such as WorldCom, Qwest Communications and Tyco International - were slashed to high-yield status, creditors declared that tight accounting is a requirement, exaggerations of financial conditions will not be tolerated and debt levels need to be reduced. If a company fails to meet these guidelines, it will suffer.

Looking ahead, we will continue to utilize our latitude in flexibility within the fixed-income arena. By identifying investment-grade issues that benefit from an improving economy, high-yield credits with the potential to benefit even more and short-term bonds that aren't as sensitive to potential rate increases, we believe we're positioned well to absorb the market's moves in the coming quarters.

Thank you for your investment in Janus Aspen Flexible Income Portfolio.

PORTFOLIO ASSET MIX

(% of Net Assets)                            June 30, 2002     December 31, 2001
--------------------------------------------------------------------------------
Corporate Bonds/Warrants
  Investment Grade                                   47.8%                 48.5%
  High-Yield/High-Risk                                7.6%                 11.3%
U.S. Government Obligations                          39.8%                 32.9%
Foreign Dollar/
  Non-Dollar Bonds                                    0.6%                  1.0%
Preferred Stock                                       0.2%                  0.2%
Cash and Cash Equivalents                             4.0%                  6.1%

PORTFOLIO PROFILE
--------------------------------------------------------------------------------
Weighted Average Maturity                         8.6 Yrs.              8.1 Yrs.
Average Modified Duration*                        5.8 Yrs.              5.7 Yrs.
30-Day Average Yield**
  Institutional Shares                               5.07%                 5.64%
  Service Shares                                     4.76%                 5.35%
Weighted Average Fixed Income
  Credit Rating                                          A                     A


* A theoretical measure of price volatility. ** Yields will fluctuate.

(1) All returns include reinvested dividends and capital gains.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of June 30, 2002, Lipper ranked Janus Aspen Flexible Income Portfolio - Institutional Shares 3 out of 19 variable annuity general bond funds for the 5-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

50 Janus Aspen Series June 30, 2002

AVERAGE ANNUAL TOTAL RETURN

For the Periods Ended June 30, 2002
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                                   8.14%
  5 Year                                                                   7.00%
  From Inception                                                           8.04%
--------------------------------------------------------------------------------

Lehman Brothers Government/Credit Index
  1 Year                                                                   8.25%
  5 Year                                                                   7.48%
  From Inception Date of Institutional Shares                              6.53%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                   7.85%
  5 Year                                                                   6.72%
  From Portfolio Inception                                                 7.87%
--------------------------------------------------------------------------------

Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Lehman Brothers Government/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Corporate Bonds - 56.0%
Aerospace and Defense - 1.6%
                 Raytheon Co.:
$    4,000,000     6.50%, notes, due 7/15/05 ................    $     4,195,000
     3,000,000     6.15%, notes, due 11/1/08 ................          3,078,750

                                                                       7,273,750

Automotive - Cars and Light Trucks - 0.4%
     1,810,000   General Motors Corp., 7.20%
                   company guaranteed notes, due 1/15/11 ....          1,843,938

Beverages - Non-Alcoholic - 0.7% Coca-Cola Enterprises, Inc.:
     1,215,000     6.125%, notes, due 8/15/11 ...............          1,251,450
     1,850,000     7.125%, debentures, due 8/1/17 ...........          2,090,500

                                                                       3,341,950

Brewery - 1.2%
     5,295,000   Coors Brewing Co., 6.375%
                   notes, due 5/15/12+ ......................          5,447,231

Broadcast Services and Programming - 0.1%
       425,000   Clear Channel Communications, Inc., 6.00%
                   notes, due 11/1/06 .......................            417,563

Building - Residential and Commercial - 0.4%
       910,000   K. Hovnanian Enterprises, Inc., 8.875%
                   senior subordinated notes, due 4/1/12+ ...            895,213
       740,000   KB Home, Inc., 8.625%
                   senior subordinated notes, due 12/15/08 ..            747,400

                                                                       1,642,613

Cable Television - 0.3%
$      500,000   Charter Communications Holdings LLC
                   10.25%, senior notes, due 1/15/10 ........    $       340,000
       900,000   Mediacom Broadband LLC, 11.00%
                   company guaranteed notes, due 7/15/13 ....            841,500

                                                                       1,181,500

Cellular Telecommunications - 0.8%
     2,820,000   AT&T Wireless Services, Inc., 6.875%
                   notes, due 4/18/05 .......................          2,509,800
       810,000   Price Communications Wireless, Inc.
                   11.75%, senior subordinated notes
                   due 7/15/07 ..............................            853,537

                                                                       3,363,337

Commercial Banks - 0.4%
       698,000   Hudson United Bancorp, Inc., 8.20%
                   subordinated debentures, due 9/15/06 .....            733,772
       996,000   Provident Trust I Corp., 8.29%
                   company guaranteed notes, due 4/15/28 ....            873,990

                                                                       1,607,762

Commercial Services - 1.1%
     5,000,000   PHH Corp., 8.125%
                   notes, due 2/3/03 ........................          5,068,750

Computers - 0.6%
     2,740,000   Apple Computer, Inc., 6.50%
                   notes, due 2/15/04 .......................          2,740,000

See Notes to Schedules of Investments.

                                             Janus Aspen Series June 30, 2002 51

JANUS ASPEN FLEXIBLE INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Containers - Metal and Glass - 0.4%
$   1,790,000    Owens-Brockway Glass Container, Inc.
                   8.875%, secured notes, due 2/15/09+ ......    $     1,790,000

Cosmetics and Toiletries - 0.7%
     2,875,000   Proctor & Gamble Co., 4.75%
                   notes, due 6/15/07 .......................          2,900,156

Diversified Financial Services - 1.6%
                 General Electric Capital Corp.:
     4,300,000     4.25%, notes, due 1/28/05 ................          4,348,375
     2,875,000     6.00%, notes, due 6/15/12 ................          2,860,625

                                                                       7,209,000

Diversified Operations - 1.5%
     2,770,000   ARAMARK Services, Inc., 7.00%
                   company guaranteed notes, due 5/1/07 .....          2,828,862
     4,000,000   Cendant Corp., 6.875%
                   notes, due 8/15/06 .......................          4,025,000

                                                                       6,853,862

Electric - Integrated - 2.5%
     1,335,000   Amerenenergy Generating Co., 7.95%
                   notes, due 6/1/32 ........................          1,393,406
     1,050,000   Appalachian Power Co., 4.80%
                   notes, due 6/15/05 .......................          1,044,750
     4,750,000   Cinergy Corp., 6.25%
                   debentures, due 9/1/04 ...................          4,827,187
                 PSE&G Power LLC:
     3,010,000     6.875%, company guaranteed notes
                   due 4/15/06 ..............................          3,115,350
       750,000     6.95%, notes, due 6/1/12+ ................            753,750

                                                                      11,134,443

Finance - Auto Loans - 1.9%
     5,500,000   Ford Motor Credit Co., 5.75%
                   senior notes, due 2/23/04 ................          5,575,625
     3,000,000   General Motors Acceptance Corp., 5.36%
                   notes, due 7/27/04 .......................          3,056,250

                                                                       8,631,875

Finance - Other Services - 0.2%
     1,000,000   Pemex Master Trust, 8.625%
                   notes, due 2/1/22+ .......................            977,500

Food - Diversified - 1.7%
     2,500,000   ConAgra Foods, Inc., 6.75%
                   notes, due 9/15/11 .......................          2,637,500
     1,200,000   General Mills, Inc., 6.00%
                   notes, due 2/15/12 .......................          1,188,000
                 Kellogg Co.:
     1,725,000     6.00%, notes, due 4/1/06 .................          1,802,625
     1,750,000     6.60%, notes, due 4/1/11 .................          1,835,312

                                                                       7,463,437

Food - Meat Products - 0.7%
     3,000,000   Hormel Foods Corp., 6.625%
                   notes, due 6/1/11 ........................          3,123,750

Food - Retail - 4.6%
$    1,480,000   Delhaize America, Inc., 7.375%
                   notes, due 4/15/06 .......................    $     1,539,200
                 Fred Meyer, Inc.:
     2,500,000     7.375%, company guaranteed notes
                   due 3/1/05 ...............................          2,681,250
     4,250,000     7.45%, company guaranteed notes
                   due 3/1/08 ...............................          4,675,000
       165,000   Kroger Co., 7.50%
                   company guaranteed notes, due 4/1/31 .....            171,806
     1,742,000   Marsh Supermarkets, Inc., 8.875%
                   company guaranteed notes, due 8/1/07 .....          1,715,870
                 Safeway, Inc.:
     4,450,000     6.15%, notes, due 3/1/06 .................          4,678,063
     4,000,000     6.50%, notes, due 3/1/11 .................          4,120,000
     1,035,000   Winn-Dixie Stores, Inc., 8.875%
                   senior notes, due 4/1/08 .................          1,035,000

                                                                      20,616,189

Food - Wholesale/Distribution - 0.1%
       550,000   Sysco International Co., 6.10%
                   notes, due 6/1/12+ .......................            567,875

Foreign Government - 0.2%
     1,060,000   United Mexican States, 7.50%
                   notes, due 1/14/12 .......................          1,048,075

Forestry - 0.6%
     2,770,000   Weyerhaeuser Co., 5.50%
                   notes, due 3/15/05+ ......................          2,846,175

Gas - Distribution - 0.3%
     1,105,000   Southwest Gas Corp., 7.625%
                   notes, due 5/15/12 .......................          1,124,338

Hotels and Motels - 0.3%
     1,500,000   Starwood Hotels & Resorts Worldwide, Inc.
                   7.375%, notes, due 5/1/07 ................          1,475,625

Insurance Brokers - 0.2%
       910,000   Marsh & McLennan Companies, Inc., 6.25%
                   notes, due 3/15/12+ ......................            944,125

Leisure, Recreation and Gaming - 0.3%
     1,500,000   Hard Rock Hotel, Inc., 9.25%
                   senior subordinated notes, due 4/1/05 ....          1,470,000

Life and Health Insurance - 0.2%
       813,000   Delphi Financial Group, Inc., 8.00%
                   senior notes, due 10/1/03 ................            834,341

Linen Supply and Related Items - 0.2%
       985,000   Cintas Corp., 6.00%
                   notes, due 6/1/12+ .......................            998,544

Machine Tools and Related Products - 0.3%
     1,185,000   Kennametal, Inc., 7.20%
                   senior notes, due 6/15/12 ................          1,183,519

Medical - HMO - 1.6%
     2,000,000   UnitedHealth Group, Inc., 5.20%
                   notes, due 1/17/07 .......................          2,032,500
     4,825,000   Wellpoint Health Networks, Inc., 6.375%
                   notes, due 6/15/06 .......................          5,078,313

                                                                       7,110,813

See Notes to Schedules of Investments.

52 Janus Aspen Series June 30, 2002

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Medical - Hospitals - 4.4%
$    1,505,000   Clarent Hospital Corp., 11.50%
                   senior notes, due 8/15/05 ................    $     1,595,300
                 HCA, Inc.:
     5,000,000     6.91%, notes, due 6/15/05 ................          5,218,750
     2,200,000     6.95%, notes, due 5/1/12 .................          2,241,250
       498,000     8.36%, debentures, due 4/15/24 ...........            530,992
                 Tenet Healthcare Corp.:
     5,800,000     5.375%, notes, due 11/15/06 ..............          5,858,000
     4,000,000     6.375%, notes, due 12/1/11 ...............          4,050,000

                                                                      19,494,292

Medical Labs and Testing Services - 1.7%
                 Quest Diagnostics, Inc.:
     4,000,000     6.75%, company guaranteed notes
                   due 7/12/06 ..............................          4,190,000
     3,095,000   7.50%, company guaranteed notes
                   due 7/12/11 ..............................          3,361,944

                                                                       7,551,944

Multimedia - 3.5%
                 AOL Time Warner, Inc.:
     3,655,000     5.625%, notes, due 5/1/05 ................          3,586,469
     1,935,000     7.25%, debentures, due 10/15/17 ..........          1,746,338
     1,265,000   Corus Entertainment, Inc., 8.75%
                   senior subordinated notes, due 3/1/12+ ...          1,265,000
     3,620,000   Gannett Company, Inc., 4.95%
                   notes, due 4/1/05 ........................          3,692,400
     5,000,000   Viacom, Inc., 6.40%
                   company guaranteed notes, due 1/30/06 ....          5,275,000

                                                                      15,565,207

Networking Products - 0%
       996,000   Candescent Technologies Corp., 8.00%
                   convertible senior subordinated
                   debentures, due 5/1/03+,(omega),(delta) ..             84,660

Non-Hazardous Waste Disposal - 2.2%
     2,750,000   Republic Services, Inc., 6.75%
                   notes, due 8/15/11 .......................          2,832,500
                 Waste Management, Inc.:
     3,500,000     7.00%, senior notes, due 10/1/04 .........          3,631,250
     3,065,000     7.375%, notes, due 8/1/10 ................          3,183,769

                                                                       9,647,519

Oil Companies - Exploration and Production - 0.7%
     2,020,000   Louis Dreyfus Natural Gas Corp., 6.875%
                   notes, due 12/1/07 .......................          2,133,625
       795,000   Magnum Hunter Resources, Inc., 9.60%
                   senior notes, due 3/15/12+ ...............            818,850

                                                                       2,952,475

Oil Companies - Integrated - 1.9%
                 Conoco Funding Co.:
     4,080,000     5.45%, company guaranteed notes
                   due 10/15/06 .............................          4,182,000
     2,360,000     6.35%, notes, due 10/15/11 ...............          2,445,550
     1,950,000   Occidental Petroleum Corp., 5.875%
                   notes, due 1/15/07 .......................          2,020,688

                                                                       8,648,238

Physical Therapy and Rehabilitation Centers - 1.5%
                 HEALTHSOUTH Corp.:
     3,500,000     7.375%, senior notes, due 10/1/06 ........          3,500,000
     3,000,000     8.50%, senior notes, due 2/1/08 ..........          3,150,000

                                                                       6,650,000

Pipelines - 0.3%
$    1,090,000   TEPPCO Partners, L.P., 7.625%
                   company guaranteed notes, due 2/15/12 ....    $     1,119,975

Property and Casualty Insurance - 0.1%
       498,000   First American Capital Trust, 8.50%
                   company guaranteed notes, due 4/15/12 ....            498,623

Recreational Centers - 0.7%
     3,000,000   Bally Total Fitness Holding Corp., 9.875%
                   senior subordinated notes, due 10/15/07 ..          2,977,500

Real Estate Investment Trusts - Health Care - 0.4%
     1,580,000   Health Care Property Investors, Inc., 6.45%
                   notes, due 6/25/12 .......................          1,574,075

Rental Auto/Equipment - 0.4%
     1,860,000   Hertz Corp., 7.625%
                   notes, due 6/1/12 ........................          1,834,425

Research and Development - 0.4%
                 Science Applications International Corp.:
       745,000     6.25%, notes, due 7/1/12 .................            732,894
       960,000     7.125%, notes, due 7/1/32+ ...............            931,200

                                                                       1,664,094

Retail - Discount - 1.0%
     4,000,000   Wal-Mart Stores, Inc., 6.875%
                   senior notes, due 8/10/09 ................          4,395,000

Retail - Restaurants - 0.7%
     1,980,000   McDonald's Corp., 5.375%
                   notes, due 4/30/07 .......................          2,049,300
       585,000   Wendy's International, Inc., 6.20%
                   senior notes, due 6/15/14 ................            594,506
       335,000   Yum! Brands, Inc., 7.70%
                   notes, due 7/1/12 ........................            335,000

                                                                       2,978,806

Satellite Telecommunications - 0.3%
     1,610,000   EchoStar DBS Corp., 9.125%
                   senior notes, due 1/15/09 ................          1,473,150

Savings/Loan/Thrifts - 2.3%
                 Golden State Holdings, Inc.:
     6,248,000     7.00%, senior notes, due 8/1/03 ..........          6,482,300
     3,680,000     7.125%, senior notes, due 8/1/05 .........          3,928,400

                                                                      10,410,700

Soap and Cleaning Preparations - 1.4%
                 Dial Corp.:
     3,850,000     7.00%, senior notes, due 8/15/06 .........          4,028,063
     2,000,000     6.50%, senior notes, due 9/15/08 .........          2,035,000

                                                                       6,063,063

Telecommunication Services - 3.2%
                 Verizon Global Funding Corp.:
     6,200,000     5.75%, convertible notes, due 4/1/03 .....          6,262,000
     8,000,000     4.25%, convertible senior notes
                   due 9/15/05+ .............................          8,040,000

                                                                      14,302,000

Television - 0.9%
     3,988,000   Fox/Liberty Networks LLC, 8.875%
                   senior notes, due 8/15/07 ................          4,107,640

Theaters - 0.1%
       535,000   AMC Entertainment, Inc., 9.875%
                   senior subordinated notes, due 2/1/12 ....            535,669

See Notes to Schedules of Investments.

                                             Janus Aspen Series June 30, 2002 53

JANUS ASPEN FLEXIBLE INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Veterinary Diagnostics - 0.2%
$      820,000   Vicar Operating, Inc., 9.875%
                   senior subordinated notes, due 12/1/09 ...    $       861,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $245,702,500) ...................        249,622,091
--------------------------------------------------------------------------------
Preferred Stock - 0.2%
Savings/Loan/Thrifts - 0.2%
        35,458   Chevy Chase Savings Bank, 13.00%
                   (cost $1,055,050) ........................            975,095
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
           996     Ono Finance PLC - expires 5/31/09*,+ .....                 10

Telephone - Integrated - 0%
           224     Versatel Telecom B.V. - expires
                    5/15/08* ................................                  0

Web Hosting/Design - 0%
           650     Equinix, Inc. - expires 12/1/07* .........                  7
--------------------------------------------------------------------------------
Total Warrants (cost $0) ....................................                 17
--------------------------------------------------------------------------------
U.S. Government Obligations - 39.8%
U.S. Government Agencies - 15.4%
                 Fannie Mae:
$   27,460,000     3.875%, due 3/15/05 ......................         27,700,275
     4,255,000     6.00%, due 12/15/05 ......................          4,542,212
    16,025,000     6.25%, due 2/1/11 ........................         16,846,281
     5,130,000     6.00%, due 5/15/11 .......................          5,373,675
    13,450,000     6.625%, due 11/15/30 .....................         14,206,562

                                                                      68,669,005

U.S. Treasury Notes/Bonds - 24.4%
     1,800,000     3.00%, due 2/29/04 .......................          1,810,476
     2,000,000     3.625%, due 3/31/04 ......................          2,030,920
       490,000     7.50%, due 2/15/05 .......................            542,445
     1,355,000     6.75%, due 5/15/05 .......................          1,478,847
     4,056,000     3.50%, due 11/15/06 ......................          3,983,722
    12,915,000     4.375%, due 5/15/07 ......................         13,092,581
     2,766,000     6.00%, due 8/15/09 .......................          3,004,650
     1,513,538     3.375%, due 1/15/12(pi)...................          1,551,134
    17,855,000     4.875%, due 2/15/12 ......................         17,921,956
    10,740,000     7.25%, due 5/15/16 .......................         12,657,627
     7,925,000     7.25%, due 8/15/22 .......................          9,439,943
    25,000,000     6.25%, due 8/15/23 .......................         26,785,500
     2,500,000     6.25%, due 5/15/30 .......................          2,708,100
    11,838,000     5.375%, due 2/15/31** ....................         11,591,888

                                                                     108,599,789
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $174,509,117) .......        177,268,794
--------------------------------------------------------------------------------
Short-Term Corporate Note - 1.1%
                 Citigroup, Inc.
     4,900,000     1.85%, 7/1/02
                   (amortized cost $4,900,000) ..............          4,900,000
--------------------------------------------------------------------------------
Total Investments (total cost $426,166,667) - 97.1% .........        432,765,997
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities -
 2.9% .......................................................         12,849,949
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   445,615,946
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Futures - Short
  30 Contracts   U.S. Treasury - 10-year Note
                   expires September 2002, principal amount
                   $3,152,422, value $3,217,031
                   cumulative depreciation ..................    $      (64,609)
--------------------------------------------------------------------------------


SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2002

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Canada                                            0.4%           $     1,832,875
Mexico                                            0.2%                 1,048,075
United Kingdom                                      0%                        10
United States++                                  99.4%               429,885,037
--------------------------------------------------------------------------------
Total                                           100.0%           $   432,765,997


++ Includes Short-Term Securities (98.2% excluding Short-Term Securities)

SEE NOTES TO SCHEDULES OF INVESTMENTS.

54 Janus Aspen Series June 30, 2002

JANUS ASPEN MONEY MARKET PORTFOLIO J. ERIC THORDERSON,
                                portfolio manager

For the six months ended June 30, 2002, Janus Aspen Money Market Portfolio returned 0.89% for its Institutional Shares and 0.76% for its Service Shares.(1) The seven-day current yield for the same period was 1.62% and 1.36%, respectively. This performance earned the Portfolio's Institutional Shares a top-decile ranking for the one-year period ended June 30, 2002, placing it 2nd out of 111 variable annuity money market funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

[PHOTO]

Although the Federal Reserve cut interest rates 11 times in 2001 in an effort to strengthen the economy, by early 2002 the market was convinced that the Fed had finished lowering rates. Therefore, in the market's view, the Fed's next move would be to raise them. One-year rates promptly became higher than overnight rates, and have remained in that so-called "normal" relationship. It is not at all clear when the Fed might start to raise rates, and indeed, Chairman Greenspan has made it clear that his concerns are focused on risks of further economic weakness.

The market's anticipation of future rate increases has given us an opportunity to increase the yield on the Portfolio by buying longer-term securities. If we felt that interest rates might start to rise quickly, we would hesitate to buy one-year securities, because they would soon be worth less than what we paid for them. But since the Fed has declared its intention to keep interest rates low, we believe there is little risk to a strategy of lengthening the weighted average maturity of the Portfolio.

Although interest rates have been quite steady, the credit arena has been volatile. The notorious demise of Enron, and subsequent revelations of accounting irregularities in WorldCom and numerous other large corporations, has made all market participants edgy. Heightened investor anxiety may be justified in some cases, but it has sometimes been the cause, rather than the result, of a credit event. Ratings agencies, historically conservative in their reactions to economic cycles, have been increasingly hyper-reactive, which has created a feedback loop that reinforces investor dread and makes it difficult for even honest, well-managed companies to gain the market's confidence.

One good thing that's coming from all this turmoil is that there will be more transparency in corporate accounting. Executives are aware that, these days, they will be considered guilty unless they can prove themselves innocent. And the proof of innocence is in transparent financial reporting. Although we have always insisted on receiving extensive disclosure, management's more forthcoming attitude is a welcome change from previous periods.

This is a fascinating time in investment history. Few of us have experienced overnight interest rates this low in our professional lives, and the tendency is to expect them to revert to normal quickly. However, like most concepts in economics, "normal" is a term that depends on its context. What is normal nine months after the world changed forever? We think that, for interest rates and economic activity, normal is now a lot lower than it used to be.

Regardless of economic direction, however, our goal remains the same: vigilant preservation of principal and assurance of liquidity through the careful and flexible selection of lower-risk investments.

Thank you for your investment in Janus Aspen Money Market Portfolio.

AVERAGE ANNUAL TOTAL RETURN

For the Periods Ended June 30, 2002
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/95)
  1 Year                                                                   2.55%
  5 Year                                                                   4.87%
  From Inception                                                           4.96%
  Seven-Day Current Yield                                                  1.62%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                   2.28%
  5 Year                                                                   4.62%
  From Portfolio Inception                                                 4.73%
  Seven-Day Current Yield                                                  1.36%
--------------------------------------------------------------------------------


Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

(1) All returns reflect reinvested dividends.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of June 30, 2002, Lipper ranked Janus Aspen Money Market Portfolio - Institutional Shares 8 out of 86 variable annuity money market funds for the 5-year period.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The yield more closely reflects the current earnings of the money market fund than the total return.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

                                             JANUS ASPEN SERIES JUNE 30, 2002 55

--------------------------------------------------------------------------------
JANUS ASPEN MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Certificates of Deposit - 2.0%
$    2,000,000   Westdeutsche Landesbank Girozentrale
                   New York, 2.27%, 1/27/03
                   (cost $2,000,000) ........................    $     2,000,000
--------------------------------------------------------------------------------
Commercial Paper - 8.2%
                 Banque National de Paris Canada:
     1,200,000     1.95%, 9/30/02 ...........................          1,194,085
     1,700,000     1.98%, 10/9/02 ...........................          1,690,650
     4,000,000   Check Point Charlie, Inc.
                   1.86%, 9/4/02+ ...........................          3,986,567
     1,276,000   Victory Receivables Corp.
                   1.86%, 8/19/02+ ..........................          1,272,769
--------------------------------------------------------------------------------
Total Commercial Paper (cost $8,144,071) ....................          8,144,071
--------------------------------------------------------------------------------
Floating Rate Notes - 10.1%
     5,000,000   Idaho Power Corp.
                   2.2475%, 9/1/02+,ss ......................          5,001,253
     5,000,000   Sigma Finance, Inc.
                   1.83%, 10/15/02+ .........................          4,999,855
--------------------------------------------------------------------------------
Total Floating Rate Notes (cost $10,001,108) ................         10,001,108
--------------------------------------------------------------------------------
Repurchase Agreements - 23.0%
    14,840,000   ABN AMRO Bank N.V., 1.99%
                   dated 6/28/02, maturing 7/1/02 to be
                   repurchased at $14,842,461 collateralized
                   by $18,867,862 in Collateralized Mortgage
                   Obligations 4.4119%-6.41%,
                   6/26/29-12/25/40 Aaa; $28,252,347 in U.S.
                   Government Obligations, 5.125%-8.058%
                   3/15/11-1/1/36; with respective values of
                   $7,193,805 and $7,942,995 ................         14,840,000
     8,000,000   Deutsche Banc Alex. Brown, Inc., 1.96%
                   dated 6/28/02, maturing 7/1/02 to be
                   repurchased at $8,001,307 collateralized
                   by $4,275,511 in Asset Backed Securities
                   0%-8.29%, 4/15/03-4/25/32 Aaa; $1,116,348
                   in Certificates of Deposit, 1.89%,
                   12/27/02, P-1 $56,089,447 in Collateralized
                   Mortgage Obligations, 0.427%-7.6752%
                   6/7/09-9/15/41, Aaa; $1,090,046 in
                   Commercial Paper, 1.77%-5.00%
                   7/8/02-3/1/07, P-1; $635,345 in Corporate
                   Bonds, 1.965%-8.875% 8/23/02-3/15/32,
                   Aaa; $143,017 in U.S. Government
                   Obligations 5.75%-6.25%, 1/15/12-3/5/12
                   Aaa-Aa2; with respective values of
                   $2,965,884, $1,116,348, $2,159,865
                   $1,088,778, $679,389, and $149,736 .......          8,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $22,840,000) ..............         22,840,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 5.0%
                 Dorada Finance, Inc.:
$    2,000,000     2.75%, 10/21/02+ .........................    $     2,000,000
     3,000,000     2.75%, 10/25/02+ .........................          3,000,000
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (cost $5,000,000) ..........          5,000,000
--------------------------------------------------------------------------------
Taxable Variable Rate Demand Notes - 50.6%
     3,800,000   Advocare of South Carolina, Inc.
                   1.84%, 6/1/17 ............................          3,800,000
       400,000   Anaheim California Housing Authority
                   Multifamily Housing Revenue
                   (Cobblestone), 2.00%, 3/15/33 ............            400,000
     1,695,000   Arapahoe County, Colorado, Industrial
                   Development Revenue, (Cottrell)
                   Series B, 2.07%, 10/1/19 .................          1,695,000
       300,000   Asset Partners, Inc.
                   2.02%, 11/1/27 ...........................            300,000
     3,690,000   Breckenridge Terrace LLC
                   1.888%, 5/1/39 ...........................          3,690,000
       500,000   Bridgeton, Missouri Industrial
                   Development Authority Industrial
                     Revenue, (Gold Dust Project), Series B
                   2.46%, 3/1/21 ............................            500,000
     1,000,000   California Infrastructure and Economic
                   Development, (International Raisins
                   Project), Series B, 2.09%, 11/1/20 .......          1,000,000
     4,350,000   Colorado Housing Facilities Revenue
                   (Tenderfoot Seasonal Housing LLC)
                   Series A, 1.888%, 7/1/35 .................          4,350,000
                 Colorado Housing and Finance Authority
                   Economic Development Revenue:
       355,000     (De La Cruz Project), Series B
                   2.07%, 10/1/05 ...........................            355,000
       190,000   (Pemracs, Ltd.), Series B
                   1.99%, 4/1/21 ............................            190,000
                 Cunat Capital Corp.:
     1,280,000     Series 1997-C, 2.09%, 12/1/17 ............          1,280,000
     1,305,000     Series 1998-A, 2.05%, 12/1/28 ............          1,305,000
     3,000,000   Fox Valley Ice Arena LLC
                   2.02%, 7/1/27 ............................          3,000,000
       475,000   Kentucky Economic Development
                     Financing Authority Hospital Facilities
                   Revenue, (Highlands Regional Project)
                   Series B, 2.00%, 8/1/03 ..................            475,000
     1,810,000   Medical Properties, Inc., North Dakota
                   (Dakota Clinic Project), 2.05%,
                   12/22/24 .................................          1,810,000
     3,200,000   Mississippi Business Financial Corp.
                   Industrial Development Revenue
                   (Royal Vendors, Inc. Project)
                   2.04%, 6/1/24 ............................          3,200,000
     5,265,000   Montgomery, Alabama Industrial
                   Development Board of Revenue
                   (Jenkins Brick Co.), Series A
                   1.94%, 9/1/14 ............................          5,265,000


SEE NOTES TO SCHEDULES OF INVESTMENTS.

56 Janus Aspen Series June 30, 2002

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Taxable Variable Rate Demand Notes - (continued)
$    1,400,000   New York City, New York Industrial
                   Development Agency, (G.A.F. Seelig, Inc.
                   Project), 1.99%, 7/1/03 ..................    $     1,400,000
     1,700,000   Pasadena California COPS, (Los Robles
                    Avenue Parking Facility Project)
                   2.20%, 11/1/12 ...........................          1,700,000
     1,685,000   Post Properties, Ltd., Series 2000
                   1.96%, 7/1/20 ............................          1,685,000
     6,300,000   Stone-Lee Partners LLC
                   1.89%, 6/1/21 ............................          6,300,000
     2,440,000   Washington, Missouri Industrial
                   Development Authority Industrial
                   Revenue, (Pauwels Project)
                   2.21%, 12/1/19 ...........................          2,440,000
     4,095,000   Watertown Crossing LLC
                   1.99%, 5/1/27 ............................          4,095,000
--------------------------------------------------------------------------------
Total Taxable Variable Rate Demand Notes (cost
 $50,235,000) ...............................................         50,235,000
--------------------------------------------------------------------------------
Total Investments (total cost $98,220,179) - 98.9% ..........         98,220,179
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities -
 1.1% .......................................................          1,056,341
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $    99,276,520
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                             Janus Aspen Series June 30, 2002 57

STATEMENTS OF ASSETS AND LIABILITIES

                                                          Janus Aspen     Janus Aspen     Janus Aspen
As of June 30, 2002 (unaudited)           Janus Aspen      Aggressive       Capital          Core         Janus Aspen
(all numbers in thousands except            Growth          Growth        Appreciation      Equity          Balanced
net asset value per share)                 Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
----------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                     $  2,376,192    $  1,869,424    $  1,144,433    $     12,708    $  3,658,149

  Investments at value:                   $  2,174,892    $  1,761,365    $  1,089,269    $     12,431    $  3,597,621
    Cash                                         4,481           1,431             729              15           1,014
    Receivables:
      Investments sold                          16,902           3,718           7,994             641          62,845
      Portfolio shares sold                      1,607           1,750             982              --           6,052
      Dividends                                    581             267              --              14           1,846
      Interest                                       2              13              27               1          20,738
      Due from Advisor                              --              --              --              --              --
    Other assets                                     3              --              --              --              --
  Variation Margin                                  --              --              --              --              --
----------------------------------------------------------------------------------------------------------------------
Total Assets                                 2,198,468       1,768,544       1,099,001          13,102       3,690,116
----------------------------------------------------------------------------------------------------------------------
Liabilities:
    Payables:
      Investments purchased                     29,600           2,301           3,899             288          41,714
      Portfolio shares repurchased               3,733           3,507           6,521               1           1,941
      Advisory fees                              1,221             979             598              --           1,978
    Accrued expenses                               149             111             148               8              62
  Forward currency contracts                        --              --              --              --              --
----------------------------------------------------------------------------------------------------------------------
Total Liabilities                               34,703           6,898          11,166             297          45,695
----------------------------------------------------------------------------------------------------------------------
Net Assets                                $  2,163,765    $  1,761,646    $  1,087,835    $     12,805    $  3,644,421
----------------------------------------------------------------------------------------------------------------------
Net Assets - Institutional Shares         $  1,938,422    $  1,610,901    $    643,097    $     11,900    $  3,404,690
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)              115,506          90,734          33,463             788         157,651
----------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share               $      16.78    $      17.75    $      19.22    $      15.10    $      21.58
----------------------------------------------------------------------------------------------------------------------
Net Assets - Service Shares               $    225,343    $    150,745    $    444,738    $        905    $    239,731
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)               13,527           8,599          23,307              60          10,741
----------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share               $      16.66    $      17.53    $      19.08    $      14.99    $      22.32
----------------------------------------------------------------------------------------------------------------------
Net Assets - Service II Shares*                    N/A             N/A             N/A             N/A             N/A
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)*                 N/A             N/A             N/A             N/A             N/A
----------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share                        N/A             N/A             N/A             N/A             N/A
----------------------------------------------------------------------------------------------------------------------


*Net Assets - Service II Shares and Shares Outstanding are not in thousands.

SEE NOTES TO FINANCIAL STATEMENTS.

58 Janus Aspen Series June 30, 2002

                                          Janus Aspen     Janus Aspen     Janus Aspen     Janus Aspen     Janus Aspen
As of June 30, 2002 (unaudited)            Growth and      Strategic     International     Worldwide        Global
(all numbers in thousands except            Income           Value          Growth          Growth       Life Sciences
net asset value per share)                 Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
----------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                     $    167,784    $     27,595    $  1,384,848    $  5,094,548    $     37,888

  Investments at value:                   $    156,458    $     26,284    $  1,355,937    $  5,083,440    $     37,842
    Cash                                            44             150           8,741           5,476              75
    Receivables:
      Investments sold                             682              --           6,041          24,122             330
      Portfolio shares sold                          1              43           7,054          10,998              --
      Dividends                                    157               8           2,687           8,633              44
      Interest                                     138               9              16              47              --
      Due from Advisor                              --              --              --              --              --
    Other assets                                     1              --               3              11              --
  Variation Margin                                  --              --              --              --              --
----------------------------------------------------------------------------------------------------------------------
Total Assets                                   157,481          26,494       1,380,479       5,132,727          38,291
----------------------------------------------------------------------------------------------------------------------
Liabilities:
    Payables:
      Investments purchased                      1,479             776          13,074          76,126             208
      Portfolio shares repurchased                 707              43          71,918          28,203             282
      Advisory fees                                 86              14             688           2,739              21
    Accrued expenses                                42               5             216             383              18
  Forward currency contracts                        --              28           1,326           4,389             110
----------------------------------------------------------------------------------------------------------------------
Total Liabilities                                2,314             866          87,222         111,840             639
----------------------------------------------------------------------------------------------------------------------
Net Assets                                $    155,167    $     25,628    $  1,293,257    $  5,020,887    $     37,652
----------------------------------------------------------------------------------------------------------------------
Net Assets - Institutional Shares         $     72,707    $      5,186    $    763,142    $  4,816,315    $      4,321
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)                5,483             628          37,140         194,875             686
----------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share               $      13.26    $       8.25    $      20.55    $      24.71    $       6.30
----------------------------------------------------------------------------------------------------------------------
Net Assets - Service Shares               $     82,460    $     20,442    $    512,508    $    204,563    $     33,331
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)                6,218           2,466          25,137           8,325           5,308
----------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share               $      13.26    $       8.29    $      20.39    $      24.57    $       6.28
----------------------------------------------------------------------------------------------------------------------
Net Assets - Service II Shares*                    N/A             N/A    $ 17,607,236    $      8,684             N/A
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)*                 N/A             N/A         861,051             352             N/A
----------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share                        N/A             N/A    $      20.45    $      24.67             N/A
----------------------------------------------------------------------------------------------------------------------

                                          Janus Aspen     Janus Aspen     Janus Aspen
As of June 30, 2002 (unaudited)              Global         Global          Flexible      Janus Aspen
(all numbers in thousands except           Technology        Value           Income       Money Market
net asset value per share)                 Portfolio       Portfolio       Portfolio       Portfolio
------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                     $    262,215    $      3,534    $    426,167    $     98,220

  Investments at value:                   $    188,877    $      3,610    $    432,766    $     98,220
    Cash                                            75              56           3,149               5
    Receivables:
      Investments sold                           2,481             186           6,388              --
      Portfolio shares sold                        650              38           3,079             834
      Dividends                                     45               5              --              --
      Interest                                      57              --           7,398             227
      Due from Advisor                              --               3              --              --
    Other assets                                    --              --              --              15
  Variation Margin                                  --              --               3              --
------------------------------------------------------------------------------------------------------
Total Assets                                   192,185           3,898         452,783          99,301
------------------------------------------------------------------------------------------------------
Liabilities:
    Payables:
      Investments purchased                      1,857              37           6,070              --
      Portfolio shares repurchased               1,510              --             843               3
      Advisory fees                                106               2             222              20
    Accrued expenses                                56               7              32               1
  Forward currency contracts                       126              46              --              --
------------------------------------------------------------------------------------------------------
Total Liabilities                                3,655              92           7,167              24
------------------------------------------------------------------------------------------------------
Net Assets                                $    188,530    $      3,806    $    445,616    $     99,277
------------------------------------------------------------------------------------------------------
Net Assets - Institutional Shares         $      3,988             N/A    $    437,685    $     99,266
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)                1,449             N/A          37,315          99,265
------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share               $       2.75             N/A    $      11.73    $       1.00
------------------------------------------------------------------------------------------------------
Net Assets - Service Shares               $    178,015    $      3,806    $      7,931    $         11
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)               61,993             354             650              11
------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share               $       2.87    $      10.76    $      12.19    $       1.00
------------------------------------------------------------------------------------------------------
Net Assets - Service II Shares*           $  6,527,451             N/A             N/A             N/A
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)*           2,242,432             N/A             N/A             N/A
------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share               $       2.91             N/A             N/A             N/A
------------------------------------------------------------------------------------------------------


*Net Assets - Service II Shares and Shares Outstanding are not in thousands.

SEE NOTES TO FINANCIAL STATEMENTS.

                                             JANUS ASPEN SERIES JUNE 30, 2002 59

STATEMENTS OF OPERATIONS

                                                                        Janus Aspen    Janus Aspen    Janus Aspen
                                                         Janus Aspen     Aggressive      Capital          Core       Janus Aspen
For the six months ended June 30, 2002                     Growth          Growth      Appreciation     Equity         Balanced
(unaudited) (all numbers in thousands)                    Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
--------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                $      191     $    3,251     $    2,406     $       16     $   45,555
  Dividends                                                    6,886          2,020          5,476             87         13,056
  Foreign tax withheld                                          (66)             --          (100)            (1)          (120)
--------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                        7,011          5,271          7,782            102         58,491
--------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                8,263          6,474          3,865             45         11,915
  Transfer agent expenses                                         --             11              1              1              6
  Registration fees                                               62             46             43             35             49
  System fees                                                      8              7              9              8             11
  Custodian fees                                                  78             59             33             14            116
  Insurance expense                                                4              4              2             --              5
  Audit fees                                                      10              8              6              7              7
  Distribution fees - Service Shares                             304            203            595              1            271
  Distribution fees - Service II Shares                          N/A            N/A            N/A            N/A            N/A
  Other expenses                                                  81             67             41              3             17
--------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                 8,810          6,879          4,595            114         12,397
--------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                         (13)           (87)           (13)             --           (31)
--------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                   8,797          6,792          4,582            114         12,366
--------------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                      --             --             --           (26)             --
--------------------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                               8,797          6,792          4,582             88         12,366
--------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                 (1,786)        (1,521)          3,200             14         46,125
--------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/
 (Loss) on Investments:
  Net realized gain/(loss)
    from securities transactions                           (159,063)      (400,389)      (106,368)          (175)       (68,279)
  Net realized gain/(loss) from
    foreign currency translations                                 29             --             --             --             10
  Net realized gain/(loss) from futures contracts                 --             --             --             --             --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations       (252,764)       (30,656)         16,578          (874)       (99,715)
--------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on
  Investments and foreign currency translations            (411,798)      (431,045)       (89,790)        (1,049)      (167,984)
--------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                               $(413,584)     $(432,566)     $ (86,590)     $  (1,035)     $(121,859)
--------------------------------------------------------------------------------------------------------------------------------


SEE NOTES TO FINANCIAL STATEMENTS.

60 Janus Aspen Series June 30, 2002

                                                         Janus Aspen    Janus Aspen    Janus Aspen    Janus Aspen    Janus Aspen
                                                          Growth and     Strategic    International    Worldwide        Global
For the six months ended June 30, 2002                      Income         Value          Growth         Growth     Life Sciences
(unaudited) (all numbers in thousands)                    Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
--------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                $      367     $       44     $      760     $    4,795     $       12
  Dividends                                                      912            106         13,234         42,361             85
  Foreign tax withheld                                           (7)            (1)        (1,381)        (3,487)            (4)
--------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                        1,272            149         12,613         43,669             93
--------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                  561             81          4,476         17,990            146
  Transfer agent expenses                                          2              2             --              5              1
  Registration fees                                               33             28             40            138              1
  System fees                                                      7              7              7             10              7
  Custodian fees                                                  25             11            489            934             16
  Insurance expense                                               --             --              6             15             --
  Audit fees                                                       6              4              5              8              5
  Distribution fees - Service Shares                             110             24            683            237             50
  Distribution fees - Service II Shares                          N/A            N/A              4             --            N/A
  Other expenses                                                   9              6             44            174              4
--------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                   753            163          5,754         19,511            230
--------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                          (1)             --           (24)           (21)             --
--------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                     752            163          5,730         19,490            230
--------------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                      --             --             --             --             --
--------------------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                 752            163          5,730         19,490            230
--------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                     520           (14)          6,883         24,179          (137)
--------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/
 (Loss) on Investments:
  Net realized gain/(loss)
    from securities transactions                             (9,898)        (1,035)      (131,558)      (439,434)        (4,758)
  Net realized gain/(loss) from
    foreign currency translations                                 --            (8)        (7,676)        (7,560)          (242)
  Net realized gain/(loss) from futures contracts                 --             --             --             --             --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations         (9,468)        (1,952)       (24,327)      (335,441)        (4,192)
--------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on
  Investments and foreign currency translations             (19,366)        (2,995)      (163,561)      (782,435)        (9,192)
--------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                               $ (18,846)     $  (3,009)     $(156,678)     $(758,256)     $  (9,329)
--------------------------------------------------------------------------------------------------------------------------------

                                                         Janus Aspen    Janus Aspen    Janus Aspen
                                                            Global         Global        Flexible     Janus Aspen
For the six months ended June 30, 2002                    Technology       Value          Income      Money Market
(unaudited) (all numbers in thousands)                    Portfolio      Portfolio      Portfolio      Portfolio
-----------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                $      347     $        2     $   12,597     $    1,023
  Dividends                                                      531             22             57             --
  Foreign tax withheld                                          (54)            (2)             --             --
-----------------------------------------------------------------------------------------------------------------
Total Investment Income                                          824             22         12,654          1,023
-----------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                  800              8          1,265            118
  Transfer agent expenses                                          2              1              2              2
  Registration fees                                               --             --             53             29
  System fees                                                      7              7              8              7
  Custodian fees                                                  28              8             28              3
  Insurance expense                                               --             --             --             --
  Audit fees                                                       4              5              6              3
  Distribution fees - Service Shares                             300              3              5             --
  Distribution fees - Service II Shares                            2            N/A            N/A            N/A
  Other expenses                                                   9              3             17              6
-----------------------------------------------------------------------------------------------------------------
Total Expenses                                                 1,152             35          1,384            168
-----------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                          (5)             --            (4)             --
-----------------------------------------------------------------------------------------------------------------
Net Expenses                                                   1,147             35          1,380            168
-----------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                      --           (16)             --             --
-----------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                               1,147             19          1,380            168
-----------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                   (323)              3         11,274            855
-----------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/
 (Loss) on Investments:
  Net realized gain/(loss)
    from securities transactions                            (67,504)             40        (3,522)              1
  Net realized gain/(loss) from
    foreign currency translations                              (375)            (3)             --             --
  Net realized gain/(loss) from futures contracts                 --             --          (951)             --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations        (15,127)           (52)          6,133             --
-----------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on
  Investments and foreign currency translations             (83,006)           (15)          1,660              1
-----------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                               $ (83,329)     $     (12)     $   12,934     $      856
-----------------------------------------------------------------------------------------------------------------


SEE NOTES TO FINANCIAL STATEMENTS.

                                             JANUS ASPEN SERIES JUNE 30, 2002 61

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    Janus Aspen                       Janus Aspen
For the six months ended June 30                                      Growth                       Aggressive Growth
(unaudited) and for the fiscal year ended                            Portfolio                         Portfolio
December 31, 2001 (all numbers in thousands)                   2002             2001             2002             2001
--------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                             $    (1,786)     $      1,846     $    (1,521)     $    (6,295)
  Net realized gain/(loss) from investment transactions
    and foreign currency translations                         (159,034)        (864,484)        (400,389)      (1,447,067)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations          (252,764)         (57,057)         (30,656)         (12,668)
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                                   (413,584)        (919,695)        (432,566)      (1,466,030)
--------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                             --          (1,848)               --               --
  Net realized gain from investment transactions*                    --          (6,012)               --               --
  Tax Return of Capital*                                             --             (80)               --               --
--------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                        --          (7,940)               --               --
--------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                        234,691          477,755          205,326          648,763
    Service Shares                                               52,669          192,816          148,579          212,264
    Service II Shares                                               N/A              N/A              N/A              N/A
  Reinvested dividends and distributions
    Institutional Shares                                             --            7,645               --               --
    Service Shares                                                   --              295               --               --
    Service II Shares                                               N/A              N/A              N/A              N/A
  Shares repurchased
    Institutional Shares                                      (415,052)        (634,488)        (301,759)        (634,877)
    Service Shares                                             (22,925)         (22,885)        (132,323)         (97,634)
    Service II Shares                                               N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions       (150,617)           21,138         (80,177)          128,516
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                         (564,201)        (906,497)        (512,743)      (1,337,514)
Net Assets:
  Beginning of period                                         2,727,966        3,634,463        2,274,389        3,611,903
--------------------------------------------------------------------------------------------------------------------------
  End of period                                            $  2,163,765     $  2,727,966     $  1,761,646     $  2,274,389
--------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                 $  3,449,301     $  3,599,918     $  4,089,667     $  4,169,844
  Undistributed net investment income/(loss)*                   (1,787)              (1)          (1,521)               --
  Undistributed net realized gain/(loss)
    from investments*                                       (1,082,449)        (923,415)      (2,218,441)      (1,818,052)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                         (201,300)          51,464         (108,059)         (77,403)
--------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                           $  2,163,765     $  2,727,966     $  1,761,646     $  2,274,389
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                    12,193           21,018           10,398           24,285
  Reinvested dividends and distributions                             --              332               --               --
--------------------------------------------------------------------------------------------------------------------------
Total                                                            12,193           21,350           10,398           24,285
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                           (21,954)         (29,402)         (15,434)         (24,548)
Net Increase/(Decrease) in Portfolio Shares                     (9,761)          (8,052)          (5,036)            (263)
Shares Outstanding, Beginning of Period                         125,267          133,319           95,770           96,033
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                               115,506          125,267           90,734           95,770
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(1)
  Shares sold                                                 2,769,274        9,086,376        7,625,621        8,375,264
  Reinvested dividends and distributions                             --           12,711               --               --
--------------------------------------------------------------------------------------------------------------------------
Total                                                         2,769,274        9,099,087        7,625,621        8,375,264
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                        (1,234,801)      (1,076,388)      (6,835,287)      (4,072,756)
Net Increase/(Decrease) in Portfolio Shares                   1,534,473        8,022,699          790,334        4,302,508
Shares Outstanding, Beginning of Period                      11,992,889        3,970,190        7,808,684        3,506,176
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                            13,527,362       11,992,889        8,599,018        7,808,684
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service II Shares(1)
  Shares sold                                                       N/A              N/A              N/A              N/A
  Reinvested dividends and distributions                            N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
Total                                                               N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                N/A              N/A              N/A              N/A
Net Increase/(Decrease) in Portfolio Shares                         N/A              N/A              N/A              N/A
Shares Outstanding, Beginning of Period                             N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                   N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                  $    523,859     $  1,557,267     $    596,502     $  2,579,311
  Proceeds from sales of securities                             584,456        1,395,245          696,297        2,453,335
  Purchases of long-term U.S. government obligations                 --               --               --               --
  Proceeds from sales of long-term
    U.S. government obligations                                      --               --               --               --


* See Note 3 in Notes to Financial Statements.
(1) Transactions in Portfolio Shares - Service and Service II Shares numbers are not in thousands.

SEE NOTES TO FINANCIAL STATEMENTS.

62 Janus Aspen Series June 30, 2002

                                                                    Janus Aspen                       Janus Aspen
For the six months ended June 30                               Capital Appreciation                   Core Equity
(unaudited) and for the fiscal year ended                            Portfolio                         Portfolio
December 31, 2001 (all numbers in thousands)                   2002             2001             2002             2001
--------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                             $      3,200     $     11,738     $         14     $         90
  Net realized gain/(loss) from investment transactions
    and foreign currency translations                         (106,368)        (306,784)            (175)          (1,602)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations             16,578         (68,416)            (874)            (495)
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                                    (86,590)        (363,462)          (1,035)          (2,007)
--------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                        (3,290)         (15,054)              (8)             (97)
  Net realized gain from investment transactions*                    --               --               --            (504)
  Tax Return of Capital*                                             --               --               --               --
--------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                   (3,290)         (15,054)              (8)            (601)
--------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                         62,409          199,630            1,628            1,725
    Service Shares                                               72,135          335,804              345              941
    Service II Shares                                               N/A              N/A              N/A              N/A
  Reinvested dividends and distributions
    Institutional Shares                                          2,358           10,470                8              578
    Service Shares                                                  932            4,529               --               23
    Service II Shares                                               N/A              N/A              N/A              N/A
  Shares repurchased
    Institutional Shares                                      (144,270)        (204,933)          (1,401)          (2,863)
    Service Shares                                             (90,496)        (230,798)            (337)            (209)
    Service II Shares                                               N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions        (96,932)          114,702              243              195
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                         (186,812)        (263,814)            (800)          (2,413)
Net Assets:
  Beginning of period                                         1,274,647        1,538,461           13,605           16,018
--------------------------------------------------------------------------------------------------------------------------
  End of period                                            $  1,087,835     $  1,274,647     $     12,805     $     13,605
--------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                 $  1,726,554     $  1,823,486     $     15,083     $     14,840
  Undistributed net investment income/(loss)*                       801              891               12                6
  Undistributed net realized gain/(loss)
    from investments*                                         (584,357)        (477,989)          (2,013)          (1,838)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                          (55,163)         (71,741)            (277)              597
--------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                           $  1,087,835     $  1,274,647     $     12,805     $     13,605
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                     3,129            8,561               98               97
  Reinvested dividends and distributions                            123              475                1               33
--------------------------------------------------------------------------------------------------------------------------
Total                                                             3,252            9,036               99              130
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                            (7,266)          (9,284)             (88)            (172)
Net Increase/(Decrease) in Portfolio Shares                     (4,014)            (248)               11             (42)
Shares Outstanding, Beginning of Period                          37,477           37,725              777              819
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                33,463           37,477              788              777
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(1)
  Shares sold                                                 3,614,040       14,634,510           21,519           55,115
  Reinvested dividends and distributions                         49,092          204,508               --            1,358
--------------------------------------------------------------------------------------------------------------------------
Total                                                         3,663,132       14,839,018           21,519           56,473
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                        (4,573,017)     (10,512,406)         (21,283)         (12,431)
Net Increase/(Decrease) in Portfolio Shares                   (909,885)        4,326,612              236           44,042
Shares Outstanding, Beginning of Period                      24,217,036       19,890,424           60,122           16,080
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                            23,307,151       24,217,036           60,358           60,122
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service II Shares(1)
  Shares sold                                                       N/A              N/A              N/A              N/A
  Reinvested dividends and distributions                            N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
Total                                                               N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                N/A              N/A              N/A              N/A
Net Increase/(Decrease) in Portfolio Shares                         N/A              N/A              N/A              N/A
Shares Outstanding, Beginning of Period                             N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                   N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                  $    260,350     $  1,239,236     $      5,695     $     15,571
  Proceeds from sales of securities                             281,853          737,427            5,410           14,391
  Purchases of long-term U.S. government obligations                 --               --              105              569
  Proceeds from sales of long-term
    U.S. government obligations                                      --               --              198              455

                                                                    Janus Aspen                       Janus Aspen
For the six months ended June 30                                      Balanced                     Growth and Income
(unaudited) and for the fiscal year ended                            Portfolio                         Portfolio
December 31, 2001 (all numbers in thousands)                   2002             2001             2002             2001
--------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                             $     46,125     $     99,910     $        520     $      1,926
  Net realized gain/(loss) from investment transactions
    and foreign currency translations                          (68,269)        (173,368)          (9,898)         (28,735)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations           (99,715)         (94,659)          (9,468)            (312)
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                                   (121,859)        (168,117)         (18,846)         (27,121)
--------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                       (41,178)         (92,483)            (463)          (2,121)
  Net realized gain from investment transactions*                    --               --               --               --
  Tax Return of Capital*                                             --               --               --               --
--------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                  (41,178)         (92,483)            (463)          (2,121)
--------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                        221,992          492,436            2,254            6,926
    Service Shares                                               67,558          160,527           16,251           56,233
    Service II Shares                                               N/A              N/A              N/A              N/A
  Reinvested dividends and distributions
    Institutional Shares                                         38,949           89,993              276            1,432
    Service Shares                                                2,229            2,490              187              689
    Service II Shares                                               N/A              N/A              N/A              N/A
  Shares repurchased
    Institutional Shares                                      (129,384)        (253,880)         (13,146)         (21,655)
    Service Shares                                             (11,888)         (13,979)          (9,159)         (14,594)
    Service II Shares                                               N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions         189,456          477,587          (3,337)           29,031
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                            26,419          216,987         (22,646)            (211)
Net Assets:
  Beginning of period                                         3,618,002        3,401,015          177,813          178,024
--------------------------------------------------------------------------------------------------------------------------
  End of period                                            $  3,644,421     $  3,618,002     $    155,167     $    177,813
--------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                 $  3,955,389     $  3,765,933     $    209,300     $    212,637
  Undistributed net investment income/(loss)*                    10,489            5,542              141               84
  Undistributed net realized gain/(loss)
    from investments*                                         (260,929)        (192,660)         (42,950)         (33,052)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                          (60,528)          39,187          (11,324)          (1,856)
--------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                           $  3,644,421     $  3,618,002     $    155,167     $    177,813
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                     9,855           21,063              155              438
  Reinvested dividends and distributions                          1,808            3,937               21               92
--------------------------------------------------------------------------------------------------------------------------
Total                                                            11,663           25,000              176              530
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                            (5,781)         (11,132)            (923)          (1,411)
Net Increase/(Decrease) in Portfolio Shares                       5,882           13,868            (747)            (881)
Shares Outstanding, Beginning of Period                         151,769          137,901            6,230            7,111
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                               157,651          151,769            5,483            6,230
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(1)
  Shares sold                                                 2,903,671        6,795,702        1,129,127        3,516,345
  Reinvested dividends and distributions                        100,148          106,048           14,220           44,389
--------------------------------------------------------------------------------------------------------------------------
Total                                                         3,003,819        6,901,750        1,143,347        3,560,734
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                          (515,611)        (600,570)        (651,459)        (958,747)
Net Increase/(Decrease) in Portfolio Shares                   2,488,208        6,301,180          491,888        2,601,987
Shares Outstanding, Beginning of Period                       8,252,424        1,951,244        5,726,140        3,124,153
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                            10,740,632        8,252,424        6,218,028        5,726,140
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service II Shares(1)
  Shares sold                                                       N/A              N/A              N/A              N/A
  Reinvested dividends and distributions                            N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
Total                                                               N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                N/A              N/A              N/A              N/A
Net Increase/(Decrease) in Portfolio Shares                         N/A              N/A              N/A              N/A
Shares Outstanding, Beginning of Period                             N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                   N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                  $  1,008,706     $  2,808,283     $     37,634     $    115,281
  Proceeds from sales of securities                             881,703        2,117,439           30,798           77,413
  Purchases of long-term U.S. government obligations            694,542        1,209,543            3,772            5,900
  Proceeds from sales of long-term
    U.S. government obligations                                 667,755        1,353,291            4,012            4,006

                                                                     Janus Aspen
For the six months ended June 30                                  Strategic Value
(unaudited) and for the fiscal year ended                            Portfolio

December 31, 2001 (all numbers in thousands)                   2002             2001
----------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                             $       (14)     $         38
  Net realized gain/(loss) from investment transactions
    and foreign currency translations                           (1,043)          (1,888)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations            (1,952)              545
----------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                                     (3,009)          (1,305)
----------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                             --             (46)
  Net realized gain from investment transactions*                    --               --
  Tax Return of Capital*                                             --              (3)
----------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                        --             (49)
----------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                          2,415            5,015
    Service Shares                                               10,894           17,863
    Service II Shares                                               N/A              N/A
  Reinvested dividends and distributions
    Institutional Shares                                             --               30
    Service Shares                                                   --               19
    Service II Shares                                               N/A              N/A
  Shares repurchased
    Institutional Shares                                        (1,684)          (3,819)
    Service Shares                                              (3,653)          (3,177)
    Service II Shares                                               N/A              N/A
----------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions           7,972           15,931
----------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                             4,963           14,577
Net Assets:
  Beginning of period                                            20,665            6,088
----------------------------------------------------------------------------------------
  End of period                                            $     25,628     $     20,665
----------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                 $     30,075     $     22,103
  Undistributed net investment income/(loss)*                      (14)               --
  Undistributed net realized gain/(loss)
    from investments*                                           (3,094)          (2,051)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                           (1,339)              613
----------------------------------------------------------------------------------------
Total Net Assets                                           $     25,628     $     20,665
----------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                       262              501
  Reinvested dividends and distributions                             --                3
----------------------------------------------------------------------------------------
Total                                                               262              504
----------------------------------------------------------------------------------------
  Shares Repurchased                                              (188)            (405)
Net Increase/(Decrease) in Portfolio Shares                          74               99
Shares Outstanding, Beginning of Period                             554              455
----------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                   628              554
----------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(1)
  Shares sold                                                 1,169,147        1,884,765
  Reinvested dividends and distributions                             --            1,936
----------------------------------------------------------------------------------------
Total                                                         1,169,147        1,886,701
----------------------------------------------------------------------------------------
  Shares Repurchased                                          (402,951)        (340,528)
Net Increase/(Decrease) in Portfolio Shares                     766,196        1,546,173
Shares Outstanding, Beginning of Period                       1,699,401          153,228
----------------------------------------------------------------------------------------
Shares Outstanding, End of Period                             2,465,597        1,699,401
----------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service II Shares(1)
  Shares sold                                                       N/A              N/A
  Reinvested dividends and distributions                            N/A              N/A
----------------------------------------------------------------------------------------
Total                                                               N/A              N/A
----------------------------------------------------------------------------------------
  Shares Repurchased                                                N/A              N/A
Net Increase/(Decrease) in Portfolio Shares                         N/A              N/A
Shares Outstanding, Beginning of Period                             N/A              N/A
----------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                   N/A              N/A
----------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                  $     18,096     $     20,081
  Proceeds from sales of securities                               5,947            8,816
  Purchases of long-term U.S. government obligations                 --               --
  Proceeds from sales of long-term
    U.S. government obligations                                      --               --


* See Note 3 in Notes to Financial Statements.
(1) Transactions in Portfolio Shares - Service and Service II Shares numbers are not in thousands.

SEE NOTES TO FINANCIAL STATEMENTS.

                                             JANUS ASPEN SERIES JUNE 30, 2002 63

                                                                    Janus Aspen                       Janus Aspen
For the six months ended June 30                               International Growth                Worldwide Growth
(unaudited) and for the fiscal year or period ended                  Portfolio                         Portfolio
December 31, 2001 (all numbers in thousands)                   2002             2001             2002             2001
--------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                             $      6,883     $     12,706     $     24,179     $     50,509
  Net realized gain/(loss) from investment transactions
    and foreign currency translations                         (139,234)        (373,189)        (446,994)      (1,250,946)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations           (24,327)         (34,409)        (335,441)        (566,073)
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                                   (156,678)        (394,892)        (758,256)      (1,766,510)
--------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                        (5,395)         (12,432)         (19,883)         (30,871)
  Net realized gain from investment transactions*                    --               --               --               --
  Tax Return of Capital*                                             --          (1,196)               --               --
--------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                   (5,395)         (13,628)         (19,883)         (30,871)
--------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                      1,143,622        1,334,758        1,178,790        1,868,238
    Service Shares                                            1,744,133        2,075,701          611,508          557,231
    Service II Shares                                            19,533              N/A               10              N/A
  Reinvested dividends and distributions
    Institutional Shares                                          3,496            9,883           19,347           30,505
    Service Shares                                                1,887            3,745              536              365
    Service II Shares                                                12              N/A               --              N/A
  Shares repurchased
    Institutional Shares                                    (1,151,929)      (1,356,535)      (1,337,179)      (2,122,925)
    Service Shares                                          (1,716,173)      (1,903,124)        (553,106)        (432,833)
    Service II Shares                                           (1,037)              N/A               --              N/A
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions          43,544          164,428         (80,094)         (99,419)
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                         (118,529)        (244,092)        (858,233)      (1,896,800)
Net Assets:
  Beginning of period                                         1,411,786        1,655,878        5,879,120        7,775,920
--------------------------------------------------------------------------------------------------------------------------
  End of period                                            $  1,293,257     $  1,411,786     $  5,020,887     $  5,879,120
--------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                 $  1,917,191     $  1,873,647     $  6,876,581     $  6,956,675
  Undistributed net investment income/(loss)*                     1,424             (64)            7,699            3,403
  Undistributed net realized gain/(loss)
    from investments*                                         (595,293)        (456,059)      (1,848,283)      (1,401,289)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                          (30,065)          (5,738)         (15,110)          320,331
--------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                           $  1,293,257     $  1,411,786     $  5,020,887     $  5,879,120
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                    51,681           52,830           43,492           59,161
  Reinvested dividends and distributions                            173              399              794            1,020
--------------------------------------------------------------------------------------------------------------------------
Total                                                            51,854           53,229           44,286           60,181
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                           (51,778)         (53,661)         (49,385)         (68,537)
Net Increase/(Decrease) in Portfolio Shares                          76            (432)          (5,099)          (8,356)
Shares Outstanding, Beginning of Period                          37,064           37,496          199,974          208,330
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                37,140           37,064          194,875          199,974
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(1)
  Shares sold                                                79,398,364       85,065,105       22,867,306       18,926,181
  Reinvested dividends and distributions                         94,248          150,227           22,104           12,032
--------------------------------------------------------------------------------------------------------------------------
Total                                                        79,492,612       85,215,332       22,889,410       18,938,213
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                       (77,611,488)     (78,187,459)     (20,604,590)     (14,849,982)
Net Increase/(Decrease) in Portfolio Shares                   1,881,124        7,027,873        2,284,820        4,088,231
Shares Outstanding, Beginning of Period                      23,255,895       16,228,022        6,039,918        1,951,687
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                            25,137,019       23,255,895        8,324,738        6,039,918
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service II Shares(1)
  Shares sold                                                   907,778              N/A              351              N/A
  Reinvested dividends and distributions                            613              N/A                1              N/A
--------------------------------------------------------------------------------------------------------------------------
Total                                                           908,391              N/A              352              N/A
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                           (47,340)              N/A               --              N/A
Net Increase/(Decrease) in Portfolio Shares                     861,051              N/A              352              N/A
Shares Outstanding, Beginning of Period                              --              N/A               --              N/A
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                               861,051              N/A              352              N/A
--------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                  $    522,270     $  1,185,481     $  2,082,340     $  5,712,901
  Proceeds from sales of securities                             479,406          808,446        2,291,099        4,697,653
  Purchases of long-term U.S. government obligations                 --               --               --               --
  Proceeds from sales of long-term
    U.S. government obligations                                      --               --               --               --


*See Note 3 in Notes to Financial Statements.
(1) Transactions in Portfolio Shares - Service and Service II Shares numbers are not in thousands.

SEE NOTES TO FINANCIAL STATEMENTS.

64 Janus Aspen Series June 30, 2002

                                                                    Janus Aspen                       Janus Aspen
For the six months ended June 30                                Global Life Sciences               Global Technology
(unaudited) and for the fiscal year or period ended                  Portfolio                         Portfolio
December 31, 2001 (all numbers in thousands)                   2002             2001             2002             2001
--------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                             $      (137)     $      (176)     $      (323)     $      1,335
  Net realized gain/(loss) from investment transactions
    and foreign currency translations                           (5,000)          (9,994)         (67,879)        (255,206)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations            (4,192)              379         (15,127)           92,879
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                                     (9,329)          (9,791)         (83,329)        (160,992)
--------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                             --              (3)               --          (2,265)
  Net realized gain from investment transactions*                    --               --               --               --
  Tax Return of Capital*                                             --              (6)               --             (23)
--------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                        --              (9)               --          (2,288)
--------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                            312            3,221            2,471            6,263
    Service Shares                                                7,837           32,095           76,011          339,553
    Service II Shares                                               N/A              N/A            7,805              N/A
  Reinvested dividends and distributions
    Institutional Shares                                             --                9               --              295
    Service Shares                                                   --               --               --            1,993
    Service II Shares                                               N/A              N/A               --              N/A
  Shares repurchased
    Institutional Shares                                          (911)          (6,406)          (2,471)         (34,417)
    Service Shares                                             (10,390)         (27,975)        (104,120)        (267,155)
    Service II Shares                                               N/A              N/A            (583)              N/A
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions         (3,152)              944         (20,887)           46,532
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                          (12,481)          (8,856)        (104,216)        (116,748)
Net Assets:
  Beginning of period                                            50,133           58,989          292,746          409,494
--------------------------------------------------------------------------------------------------------------------------
  End of period                                            $     37,652     $     50,133     $    188,530     $    292,746
--------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                 $     54,213     $     57,364     $    640,788     $    661,675
  Undistributed net investment income/(loss)*                     (138)               --            (368)             (45)
  Undistributed net realized gain/(loss)
    from investments*                                          (16,271)         (11,271)        (378,428)        (310,549)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                             (152)           4,040          (73,462)         (58,335)
--------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                           $     37,652     $     50,133     $    188,530     $    292,746
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                        44              428              704            1,276
  Reinvested dividends and distributions                             --                1               --               66
--------------------------------------------------------------------------------------------------------------------------
Total                                                                44              429              704            1,342
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                              (127)            (840)            (702)          (5,277)
Net Increase/(Decrease) in Portfolio Shares                        (83)            (411)                2          (3,935)
Shares Outstanding, Beginning of Period                             769            1,180            1,447            5,382
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                   686              769            1,449            1,447
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(1)
  Shares sold                                                 1,105,845        4,176,893       20,516,872       72,489,148
  Reinvested dividends and distributions                             --               --               --          421,245
--------------------------------------------------------------------------------------------------------------------------
Total                                                         1,105,845        4,176,893       20,516,872       72,910,393
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                        (1,492,750)      (3,639,459)     (28,957,554)     (59,678,381)
Net Increase/(Decrease) in Portfolio Shares                   (386,905)          537,434      (8,440,682)       13,232,012
Shares Outstanding, Beginning of Period                       5,694,565        5,157,131       70,433,790       57,201,778
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                             5,307,660        5,694,565       61,993,108       70,433,790
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service II Shares(1)
  Shares sold                                                       N/A              N/A        2,424,557              N/A
  Reinvested dividends and distributions                            N/A              N/A               --              N/A
--------------------------------------------------------------------------------------------------------------------------
Total                                                               N/A              N/A        2,424,557              N/A
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                N/A              N/A        (182,125)              N/A
Net Increase/(Decrease) in Portfolio Shares                         N/A              N/A        2,242,432              N/A
Shares Outstanding, Beginning of Period                             N/A              N/A               --              N/A
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                   N/A              N/A        2,242,432              N/A
--------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                  $     17,759     $     52,563     $     92,097     $    273,734
  Proceeds from sales of securities                              20,233           46,616           76,759          233,432
  Purchases of long-term U.S. government obligations                 --               --               --               --
  Proceeds from sales of long-term
    U.S. government obligations                                      --               --               --               --

                                                                    Janus Aspen                       Janus Aspen
For the six months ended June 30                                   Global Value                     Flexible Income
(unaudited) and for the fiscal year or period ended                  Portfolio                         Portfolio
December 31, 2001 (all numbers in thousands)                   2002            2001(2)           2002             2001
--------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                             $          3     $          1     $     11,274     $     18,706
  Net realized gain/(loss) from investment transactions
    and foreign currency translations                                37               17          (4,473)            4,841
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations               (52)               82            6,133          (1,575)
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                                         (12)             100           12,934           21,972
--------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                           (21)              (1)         (11,019)         (19,405)
  Net realized gain from investment transactions*                   (6)               --               --               --
  Tax Return of Capital*                                             --               --               --               --
--------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                      (27)              (1)         (11,019)         (19,405)
--------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                            N/A              N/A           97,979       188,617(3)
    Service Shares                                                1,807            2,008            6,198            1,869
    Service II Shares                                               N/A              N/A              N/A              N/A
  Reinvested dividends and distributions
    Institutional Shares                                            N/A              N/A           10,923           19,327
    Service Shares                                                   27                1               96               78
    Service II Shares                                               N/A              N/A              N/A              N/A
  Shares repurchased
    Institutional Shares                                            N/A              N/A         (60,577)         (65,394)
    Service Shares                                                 (97)               --            (563)            (388)
    Service II Shares                                               N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions           1,737            2,009           54,056          144,109
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                             1,698            2,108           55,971          146,676
Net Assets:
  Beginning of period                                             2,108               --          389,645          242,969
--------------------------------------------------------------------------------------------------------------------------
  End of period                                            $      3,806     $      2,108     $    445,616     $    389,645
--------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                 $      3,746     $      2,009     $    445,665     $    391,609
  Undistributed net investment income/(loss)*                      (18)               --            1,561            1,306
  Undistributed net realized gain/(loss)
    from investments*                                                48               17          (8,145)          (3,672)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                30               82            6,535              402
--------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                           $      3,806     $      2,108     $    445,616     $    389,645
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                       N/A              N/A            8,277        15,929(3)
  Reinvested dividends and distributions                            N/A              N/A              931            1,673
--------------------------------------------------------------------------------------------------------------------------
Total                                                               N/A              N/A            9,208           17,602
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                N/A              N/A          (5,135)          (5,519)
Net Increase/(Decrease) in Portfolio Shares                         N/A              N/A            4,073           12,083
Shares Outstanding, Beginning of Period                             N/A              N/A           33,242           21,159
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                   N/A              N/A           37,315           33,242
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(1)
  Shares sold                                                   158,888          200,754          510,366          154,988
  Reinvested dividends and distributions                          2,568              135            7,891            6,561
--------------------------------------------------------------------------------------------------------------------------
Total                                                           161,456          200,889          518,257          161,549
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                            (8,631)               --         (46,271)         (32,039)
Net Increase/(Decrease) in Portfolio Shares                     152,825          200,889          471,986          129,510
Shares Outstanding, Beginning of Period                         200,889               --          178,394           48,884
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                               353,714          200,889          650,380          178,394
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service II Shares(1)
  Shares sold                                                       N/A              N/A              N/A              N/A
  Reinvested dividends and distributions                            N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
Total                                                               N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                N/A              N/A              N/A              N/A
Net Increase/(Decrease) in Portfolio Shares                         N/A              N/A              N/A              N/A
Shares Outstanding, Beginning of Period                             N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                   N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                  $      1,371     $      2,148     $    302,493     $    515,116
  Proceeds from sales of securities                                 526              216          293,144          421,975
  Purchases of long-term U.S. government obligations                 --               --          357,921          541,730
  Proceeds from sales of long-term
    U.S. government obligations                                      --               --          314,226          505,846

                                                                     Janus Aspen
For the six months ended June 30                                   Money Market
(unaudited) and for the fiscal year or period ended                  Portfolio

December 31, 2001 (all numbers in thousands)                   2002             2001
----------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                             $        855     $      3,918
  Net realized gain/(loss) from investment transactions
    and foreign currency translations                                 1                3
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                 --               --
----------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                                         856            3,921
----------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                          (855)          (3,918)
  Net realized gain from investment transactions*                    --              (3)
  Tax Return of Capital*                                             --               --
----------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                     (855)          (3,921)
----------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                        138,594          307,440
    Service Shares                                                   --               --
    Service II Shares                                               N/A              N/A
  Reinvested dividends and distributions
    Institutional Shares                                            855            3,920
    Service Shares                                                   --                1
    Service II Shares                                               N/A              N/A
  Shares repurchased
    Institutional Shares                                      (140,415)        (281,937)
    Service Shares                                                   --               --
    Service II Shares                                               N/A              N/A
----------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions           (966)           29,424
----------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                             (965)           29,424
Net Assets:
  Beginning of period                                           100,242           70,818
----------------------------------------------------------------------------------------
  End of period                                            $     99,277     $    100,242
----------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                 $     99,276     $    100,242
  Undistributed net investment income/(loss)*                        --               --
  Undistributed net realized gain/(loss)
    from investments*                                                 1               --
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                --               --
----------------------------------------------------------------------------------------
Total Net Assets                                           $     99,277     $    100,242
----------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                   138,594          307,440
  Reinvested dividends and distributions                            855            3,920
----------------------------------------------------------------------------------------
Total                                                           139,449          311,360
----------------------------------------------------------------------------------------
  Shares Repurchased                                          (140,415)        (281,937)
Net Increase/(Decrease) in Portfolio Shares                       (966)           29,423
Shares Outstanding, Beginning of Period                         100,231           70,808
----------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                99,265          100,231
----------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(1)
  Shares sold                                                        --               --
  Reinvested dividends and distributions                             84              422
----------------------------------------------------------------------------------------
Total                                                                84              422
----------------------------------------------------------------------------------------
  Shares Repurchased                                                 --               --
Net Increase/(Decrease) in Portfolio Shares                          84              422
Shares Outstanding, Beginning of Period                          11,022           10,600
----------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                11,106           11,022
----------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service II Shares(1)
  Shares sold                                                       N/A              N/A
  Reinvested dividends and distributions                            N/A              N/A
----------------------------------------------------------------------------------------
Total                                                               N/A              N/A
----------------------------------------------------------------------------------------
  Shares Repurchased                                                N/A              N/A
Net Increase/(Decrease) in Portfolio Shares                         N/A              N/A
Shares Outstanding, Beginning of Period                             N/A              N/A
----------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                   N/A              N/A
----------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                            --               --
  Proceeds from sales of securities                                  --               --
  Purchases of long-term U.S. government obligations                 --               --
  Proceeds from sales of long-term
    U.S. government obligations                                      --               --


 *  See Note 3 in Notes to Financial Statements.
(1) Transactions in Portfolio Shares - Service and Service II Shares numbers are not in thousands.
(2) Period May 1, 2001 (inception) to December 31, 2001.
(3) See Note 1 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

                                             JANUS ASPEN SERIES JUNE 30, 2002 65

FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES

For a share outstanding during the
six months ended June 30 (unaudited)
and through each fiscal year                                            Janus Aspen Growth Portfolio
ended December 31                              2002           2001           2000           1999           1998           1997
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $    19.89     $    26.48     $    33.65     $    23.54     $    18.48     $    15.51
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                   (.01)            .02            .05            .07            .05            .15
  Net gain/(loss) on securities
    (both realized and unrealized)              (3.10)         (6.56)         (4.59)          10.24           6.36           3.34
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                (3.11)         (6.54)         (4.54)          10.31           6.41           3.49
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*           --          (.01)          (.06)          (.06)          (.05)          (.15)
  Distributions (from capital gains)*               --          (.04)         (2.57)          (.14)         (1.30)          (.37)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 --          (.05)         (2.63)          (.20)         (1.35)          (.52)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $    16.78     $    19.89     $    26.48     $    33.65     $    23.54     $    18.48
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                (15.59)%       (24.73)%       (14.55)%         43.98%         35.66%         22.75%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $1,938,422     $2,490,954     $3,529,807     $2,942,649     $1,103,549     $  608,281
Average Net Assets for the Period
  (in thousands)                            $2,318,146     $2,911,331     $3,734,449     $1,775,373     $  789,454     $  477,914
Ratio of Gross Expenses to
  Average Net Assets***(1)                       0.67%          0.66%          0.67%          0.67%          0.68%          0.70%
Ratio of Net Expenses to
  Average Net Assets***(1)                       0.67%          0.66%          0.67%          0.67%          0.68%          0.69%
Ratio of Net Investment Income to
  Average Net Assets***                        (0.12)%          0.07%          0.19%          0.30%          0.26%          0.91%
Portfolio Turnover Rate***                         42%            48%            47%            53%            73%           122%

For a share outstanding during the
six months ended June 30 (unaudited)
and through each fiscal year                                       Janus Aspen Aggressive Growth Portfolio
ended December 31                              2002           2001           2000           1999           1998           1997
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $    21.98     $    36.30     $    59.70     $    27.64     $    20.55     $    18.24
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                   (.01)             --            .01             --             --             --
  Net gain/(loss) on securities
    (both realized and unrealized)              (4.22)        (14.32)        (17.08)          33.46           7.09           2.31
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                (4.23)        (14.32)        (17.07)          33.46           7.09           2.31
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*           --             --             --             --             --             --
  Distributions (from capital gains)*               --             --         (4.58)         (1.40)             --             --
  Tax return of capital*                            --             --         (1.75)             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 --             --         (6.33)         (1.40)             --             --
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $    17.75     $    21.98     $    36.30     $    59.70     $    27.64     $    20.55
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                (19.24)%       (39.45)%       (31.82)%        125.40%         34.26%         12.66%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $1,610,901     $2,104,733     $3,485,768     $3,319,619     $  772,943     $  508,198
Average Net Assets for the Period
  (in thousands)                            $1,844,457     $2,508,186     $4,409,584     $1,476,445     $  576,444     $  418,464
Ratio of Gross Expenses to
  Average Net Assets***(1)                       0.67%          0.67%          0.66%          0.70%          0.75%          0.76%
Ratio of Net Expenses to
  Average Net Assets***(1)                       0.66%          0.66%          0.66%          0.69%          0.75%          0.76%
Ratio of Net Investment Income to
  Average Net Assets***                        (0.13)%        (0.22)%        (0.42)%        (0.50)%        (0.36)%        (0.10)%
Portfolio Turnover Rate***                         73%            99%            82%           105%           132%           130%


*   See Note 3 in Notes to Financial Statements.
** Total Return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1) See Note 5 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

66 Janus Aspen Series June 30, 2002

For a share outstanding during the
six months ended June 30 (unaudited)
and through each fiscal year or period                            Janus Aspen Capital Appreciation Portfolio
ended December 31                              2002           2001           2000           1999           1998          1997(1)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $    20.72     $    26.79     $    33.17     $    19.94     $    12.62     $    10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .07            .22            .43            .12            .01            .05
  Net gain/(loss) on securities
    (both realized and unrealized)              (1.50)         (6.01)         (6.43)          13.22           7.32           2.61
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                (1.43)         (5.79)         (6.00)          13.34           7.33           2.66
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*        (.07)          (.28)          (.37)          (.11)          (.01)          (.04)
  Distributions (from capital gains)*               --             --          (.01)             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (.07)          (.28)          (.38)          (.11)          (.01)          (.04)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $    19.22     $    20.72     $    26.79     $    33.17     $    19.94     $    12.62
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                 (6.90)%       (21.67)%       (18.18)%         67.00%         58.11%         26.60%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $  643,097     $  776,553     $1,010,497     $  626,611     $   74,187     $    6,833
Average Net Assets for the Period
  (in thousands)                            $  719,615     $  855,499     $  954,279     $  257,422     $   25,964     $    2,632
Ratio of Gross Expenses to
  Average Net Assets***(2)                       0.67%          0.66%          0.67%          0.70%          0.92%          1.26%
Ratio of Net Expenses to
  Average Net Assets***(2)                       0.67%          0.66%          0.67%          0.70%          0.91%          1.25%
Ratio of Net Investment Income to
  Average Net Assets***                          0.64%          0.96%          1.60%          0.76%          0.27%          1.43%
Portfolio Turnover Rate***                         56%            67%            41%            52%            91%           101%


For a share outstanding during the
six months ended June 30 (unaudited)
and through each fiscal year or period                                Janus Aspen Core Equity Portfolio
ended December 31                              2002           2001           2000           1999           1998          1997(1)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $    16.26     $    19.20     $    27.32     $    19.41     $    13.46     $    10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .02            .11            .07            .07            .02            .01
  Net gain/(loss) on securities
    (both realized and unrealized)              (1.17)         (2.34)         (1.95)           7.99           6.16           3.46
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                (1.15)         (2.23)         (1.88)           8.06           6.18           3.47
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*        (.01)          (.12)          (.07)          (.06)          (.02)          (.01)
  Distributions (from capital gains)*               --          (.59)         (6.17)          (.09)          (.21)             --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (.01)          (.71)         (6.24)          (.15)          (.23)          (.01)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $    15.10     $    16.26     $    19.20     $    27.32     $    19.41     $    13.46
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                 (7.01)%       (11.75)%        (8.07)%         41.58%         46.24%         34.70%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $   11,900     $   12,634     $   15,712     $   18,975     $    9,017     $    3,047
Average Net Assets for the Period
  (in thousands)                            $   12,978     $   13,983     $   17,328     $   14,663     $    5,629     $    1,101
Ratio of Gross Expenses to
  Average Net Assets***(2)                       1.25%          1.13%          1.25%          1.25%          1.25%          1.25%
Ratio of Net Expenses to
  Average Net Assets***(2)                       1.25%          1.12%          1.25%          1.25%          1.25%          1.25%
Ratio of Net Investment Income to
  Average Net Assets***                          0.21%          0.63%          0.36%          0.31%          0.17%          0.35%
Portfolio Turnover Rate***                         89%           114%            95%           114%            79%           128%


*   See Note 3 in Notes to Financial Statements.
** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1) Period May 1, 1997 (inception) to December 31, 1997.
(2) See Note 5 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

                                             JANUS ASPEN SERIES JUNE 30, 2002 67

For a share outstanding during the
six months ended June 30 (unaudited)
and through each fiscal year                                           Janus Aspen Balanced Portfolio
ended December 31                              2002           2001           2000           1999           1998           1997
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $    22.57     $    24.31     $    27.91     $    22.50     $    17.47     $    14.77
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .28            .65            .64            .59            .39            .34
  Net gain/(loss) on securities
    (both realized and unrealized)              (1.02)         (1.78)         (1.22)           5.38           5.51           2.89
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 (.74)         (1.13)          (.58)           5.97           5.90           3.23
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*        (.25)          (.61)          (.69)          (.56)          (.38)          (.35)
  Distributions (from capital gains)*               --             --         (2.31)             --          (.49)          (.18)
  Tax return of capital*                            --             --          (.02)             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (.25)          (.61)         (3.02)          (.56)          (.87)          (.53)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $    21.58     $    22.57     $    24.31     $    27.91     $    22.50     $    17.47
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                 (3.19)%        (4.66)%        (2.27)%         26.76%         34.28%         22.10%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $3,404,690     $3,425,664     $3,352,381     $2,453,079     $  882,495     $  362,409
Average Net Assets for the Period
  (in thousands)                            $3,477,574     $3,361,832     $3,020,072     $1,583,635     $  555,002     $  176,432
Ratio of Gross Expenses to
  Average Net Assets***(1)                       0.66%          0.66%          0.66%          0.69%          0.74%          0.83%
Ratio of Net Expenses to
  Average Net Assets***(1)                       0.66%          0.66%          0.66%          0.69%          0.74%          0.82%
Ratio of Net Investment Income to
  Average Net Assets***                          2.53%          2.89%          3.15%          2.86%          2.41%          2.87%
Portfolio Turnover Rate***                         95%           114%            72%            92%            70%           139%

For a share outstanding during the
six months ended June 30 (unaudited)
and through each fiscal year or period                     Janus Aspen Growth and Income Portfolio
ended December 31                              2002           2001           2000           1999          1998(2)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $    14.87     $    17.41     $    20.77     $    11.96     $    10.00
------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .06            .20            .19            .04            .02
  Net gain/(loss) on securities
    (both realized and unrealized)              (1.62)         (2.52)         (3.08)           8.81           1.96
------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                (1.56)         (2.32)         (2.89)           8.85           1.98
------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*        (.05)          (.22)          (.16)          (.04)          (.02)
  Distributions (from capital gains)*               --             --          (.31)             --             --
------------------------------------------------------------------------------------------------------------------
Total Distributions                              (.05)          (.22)          (.47)          (.04)          (.02)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $    13.26     $    14.87     $    17.41     $    20.77     $    11.96
------------------------------------------------------------------------------------------------------------------
Total Return**                                (10.49)%       (13.37)%       (14.10)%         74.04%         19.80%
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $   72,707     $   92,659     $  123,812     $   84,480     $    6,413
Average Net Assets for the Period
  (in thousands)                            $   85,408     $  105,243     $  124,282     $   28,838     $    2,883
Ratio of Gross Expenses to
  Average Net Assets***(1)                       0.74%          0.70%          0.78%          1.06%          1.25%
Ratio of Net Expenses to
  Average Net Assets***(1)                       0.74%          0.70%          0.78%          1.05%          1.25%
Ratio of Net Investment Income to
  Average Net Assets***                          0.73%          1.19%          1.07%          0.56%          0.66%
Portfolio Turnover Rate***                         44%            52%            37%            59%            62%


*   See Note 3 in Notes to Financial Statements.
** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1) See Note 5 in Notes to Financial Statements.
(2) Period May 1, 1998 (inception) to December 31, 1998.

SEE NOTES TO FINANCIAL STATEMENTS.

68 Janus Aspen Series June 30, 2002

For a share outstanding during the
six months ended June 30 (unaudited)
and through each fiscal year or period        Janus Aspen Strategic Value Portfolio
ended December 31                              2002           2001          2000(1)
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $     9.13     $     9.99     $    10.00
------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                      --            .05            .05
  Net gain/(loss) on securities
    (both realized and unrealized)               (.88)          (.86)          (.03)
------------------------------------------------------------------------------------
Total from Investment Operations                 (.88)          (.81)            .02
------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*           --          (.05)          (.03)
  Distributions (from capital gains)*               --             --             --
------------------------------------------------------------------------------------
Total Distributions                                 --          (.05)          (.03)
------------------------------------------------------------------------------------
Net Asset Value, End of Period              $     8.25     $     9.13     $     9.99
------------------------------------------------------------------------------------
Total Return**                                 (9.53)%        (8.12)%          0.20%
------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $    5,186     $    5,060     $    4,550
Average Net Assets for the Period
  (in thousands)                            $    5,470     $    5,537     $    3,243
Ratio of Gross Expenses to
  Average Net Assets***(2)                       1.11%          1.25%          1.25%
Ratio of Net Expenses to
  Average Net Assets***(2)                       1.11%          1.25%          1.25%
Ratio of Net Investment Income to
  Average Net Assets***                          0.08%          0.55%          0.97%
Portfolio Turnover Rate***                         57%            86%            47%

For a share outstanding during the
six months ended June 30 (unaudited)
and through each fiscal year                                     Janus Aspen International Growth Portfolio
ended December 31                              2002           2001           2000           1999           1998           1997
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $    23.47     $    30.90     $    38.67     $    21.27     $    18.48     $    15.72
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .12            .26            .62            .06            .13            .11
Net gain/(loss) on securities
  (both realized and unrealized)                (2.94)         (7.43)         (6.51)          17.40           3.07           2.80
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                (2.82)         (7.17)         (5.89)          17.46           3.20           2.91
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*        (.10)          (.26)          (.63)          (.06)          (.14)          (.11)
  Distributions (from capital gains)*               --             --          (.91)             --          (.27)          (.04)
  Tax return of capital*                            --             --          (.34)             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (.10)          (.26)         (1.88)          (.06)          (.41)          (.15)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $    20.55     $    23.47     $    30.90     $    38.67     $    21.27     $    18.48
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                (12.03)%       (23.23)%       (15.94)%         82.27%         17.23%         18.51%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $  763,142     $  869,983     $1,158,666     $  810,392     $  311,110     $  161,091
Average Net Assets for the Period
  (in thousands)                            $  834,229     $  962,343     $1,214,163     $  425,876     $  234,421     $   96,164
Ratio of Gross Expenses to
  Average Net Assets***(2)                       0.74%          0.71%          0.71%          0.77%          0.86%          0.96%
Ratio of Net Expenses to
  Average Net Assets***(2)                       0.73%          0.71%          0.71%          0.76%          0.86%          0.96%
Ratio of Net Investment Income to
  Average Net Assets***                          1.09%          0.95%          1.88%          0.26%          0.73%          0.70%
Portfolio Turnover Rate***                         76%            65%            67%            80%            93%            86%


*   See Note 3 in Notes to Financial Statements.
** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1) Period May 1, 2000 (inception) to December 31, 2000.
(2) See Note 5 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

                                             JANUS ASPEN SERIES JUNE 30, 2002 69

For a share outstanding during the
six months ended June 30 (unaudited)
and through each fiscal year                                       Janus Aspen Worldwide Growth Portfolio
ended December 31                              2002           2001           2000           1999           1998           1997
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $    28.54     $    36.98     $    47.75     $    29.09     $    23.39     $    19.44
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .12            .24            .11            .07            .16            .16
  Net gain/(loss) on securities
    (both realized and unrealized)              (3.85)         (8.53)         (7.03)          18.65           6.59           4.14
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                (3.73)         (8.29)         (6.92)          18.72           6.75           4.30
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*        (.10)          (.15)          (.19)          (.06)          (.18)          (.19)
  Distributions (from capital gains)*               --             --         (3.52)             --          (.87)          (.16)
  Tax return of capital*                            --             --          (.14)             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (.10)          (.15)         (3.85)          (.06)         (1.05)          (.35)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $    24.71     $    28.54     $    36.98     $    47.75     $    29.09     $    23.39
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                (13.03)%       (22.44)%       (15.67)%         64.45%         28.92%         22.15%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $4,816,315     $5,707,728     $7,704,163     $6,496,773     $2,890,375     $1,576,548
Average Net Assets for the Period
  (in thousands)                            $5,389,958     $6,387,010     $8,255,166     $3,862,773     $2,217,695     $1,148,951
Ratio of Gross Expenses to
  Average Net Assets***(1)                       0.70%          0.69%          0.69%          0.71%          0.72%          0.74%
Ratio of Net Expenses to
  Average Net Assets***(1)                       0.70%          0.69%          0.69%          0.71%          0.72%          0.74%
Ratio of Net Investment Income to
  Average Net Assets***                          0.88%          0.78%          0.52%          0.20%          0.64%          0.67%
Portfolio Turnover Rate***                         84%            82%            66%            67%            77%            80%

For a share outstanding during the
six months ended June 30 (unaudited)
and through each fiscal year or period     Janus Aspen Global Life Sciences Portfolio
ended December 31                              2002           2001          2000(2)
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $     7.77     $     9.31     $    10.00
------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                   (.01)            .02            .05
  Net gain/(loss) on securities
    (both realized and unrealized)              (1.46)         (1.55)          (.72)
------------------------------------------------------------------------------------
Total from Investment Operations                (1.47)         (1.53)          (.67)
------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*           --             --          (.02)
  Distributions (from capital gains)*               --             --             --
  Tax return of capital*                            --          (.01)             --
------------------------------------------------------------------------------------
Total Distributions                                 --          (.01)          (.02)
------------------------------------------------------------------------------------
Net Asset Value, End of Period              $     6.30     $     7.77     $     9.31
------------------------------------------------------------------------------------
Total Return**                                (18.92)%       (16.43)%        (6.70)%
------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $    4,321     $    5,972     $   10,984
Average Net Assets for the Period
  (in thousands)                            $    5,131     $    6,482     $    5,372
Ratio of Gross Expenses to
  Average Net Assets***(1)                       0.81%          0.81%          1.03%
Ratio of Net Expenses to
  Average Net Assets***(1)                       0.80%          0.81%          1.02%
Ratio of Net Investment Income to
  Average Net Assets***                        (0.39)%        (0.16)%          0.60%
Portfolio Turnover Rate***                         82%           109%           137%

*   See Note 3 in Notes to Financial Statements.
** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1) See Note 5 in Notes to Financial Statements.
(2) Period January 18, 2000 (inception) to December 31, 2000.

SEE NOTES TO FINANCIAL STATEMENTS.

70 Janus Aspen Series June 30, 2002

For a share outstanding during the
six months ended June 30 (unaudited)
and through each fiscal year or period       Janus Aspen Global Technology Portfolio
ended December 31                              2002           2001          2000(1)
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $     3.90     $     6.49     $    10.00
------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                      --            .19            .16
  Net gain/(loss) on securities
    (both realized and unrealized)              (1.15)         (2.57)         (3.56)
------------------------------------------------------------------------------------
Total from Investment Operations                (1.15)         (2.38)         (3.40)
------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*           --          (.21)          (.11)
  Distributions (from capital gains)*               --             --             --
------------------------------------------------------------------------------------
Total Distributions                                 --          (.21)          (.11)
------------------------------------------------------------------------------------
Net Asset Value, End of Period              $     2.75     $     3.90     $     6.49
------------------------------------------------------------------------------------
Total Return**                                (29.49)%       (37.07)%       (34.03)%
------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $    3,988     $    5,643     $   34,950
Average Net Assets for the Period
  (in thousands)                            $    4,809     $    9,242     $   55,483
Ratio of Gross Expenses to
  Average Net Assets***(2)                       0.69%          0.68%          0.69%
Ratio of Net Expenses to
  Average Net Assets***(2)                       0.69%          0.67%          0.69%
Ratio of Net Investment Income to
  Average Net Assets***                        (0.02)%          0.64%          1.64%
Portfolio Turnover Rate***                         72%            91%            34%

For a share outstanding during the
six months ended June 30 (unaudited)
and through each fiscal year                                        Janus Aspen Flexible Income Portfolio
ended December 31                              2002           2001           2000           1999           1998           1997
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $    11.66     $    11.46     $    11.41     $    12.05     $    11.78     $    11.24
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .30            .61            .72            .76            .64            .67
  Net gain/(loss) on securities
    (both realized and unrealized)                 .07            .26          (.02)          (.58)            .41            .62
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   .37            .87            .70            .18           1.05           1.29
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*        (.30)          (.67)          (.65)          (.75)          (.67)          (.64)
  Distributions (from capital gains)*               --             --             --          (.07)          (.11)          (.11)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (.30)          (.67)          (.65)          (.82)          (.78)          (.75)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $    11.73     $    11.66     $    11.46     $    11.41     $    12.05     $    11.78
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                   3.17%          7.74%          6.25%          1.60%          9.11%         11.76%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $  437,685     $  387,509     $  242,401     $  186,681     $  129,582     $   54,098
Average Net Assets for the Period
  (in thousands)                            $  405,284     $  317,156     $  206,242     $  161,459     $   86,627     $   36,547
Ratio of Gross Expenses to
  Average Net Assets***(2)                       0.68%          0.67%          0.76%          0.72%          0.73%          0.75%
Ratio of Net Expenses to
  Average Net Assets***(2)                       0.68%          0.67%          0.76%          0.72%          0.73%          0.75%
Ratio of Net Investment Income to
  Average Net Assets***                          5.56%          5.87%          7.02%          6.99%          6.36%          6.90%
Portfolio Turnover Rate***                        310%           308%           202%           116%           145%           119%


*   See Note 3 in Notes to Financial Statements.
** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1) Period January 18, 2000 (inception) to December 31, 2000.
(2) See Note 5 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

                                             JANUS ASPEN SERIES JUNE 30, 2002 71

For a share outstanding during the
six months ended June 30 (unaudited)
and through each fiscal year                                          Janus Aspen Money Market Portfolio
ended December 31                              2002           2001           2000           1999           1998           1997
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $     1.00     $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .01            .04            .06            .05            .05            .05
  Net gain/(loss) on securities
    (both realized and unrealized)                  --             --             --             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   .01            .04            .06            .05            .05            .05
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*        (.01)          (.04)          (.06)          (.05)          (.05)          (.05)
  Distributions (from capital gains)*               --             --             --             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (.01)          (.04)          (.06)          (.05)          (.05)          (.05)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $     1.00     $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                   0.89%          4.22%          6.29%          4.98%          5.36%          5.17%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $   99,266     $  100,231     $   70,808     $   69,266     $   38,690     $   15,374
Average Net Assets for the Period
  (in thousands)                            $   95,572     $   96,524     $   64,491     $   54,888     $   31,665     $    8,926
Ratio of Gross Expenses to
Average Net Assets***(1)                         0.35%          0.34%          0.36%          0.43%          0.34%          0.50%
Ratio of Net Expenses to
  Average Net Assets***(1)                       0.35%          0.34%          0.36%          0.43%          0.34%          0.50%
Ratio of Net Investment Income to
  Average Net Assets***                          1.80%          4.07%          6.13%          4.94%          5.21%          5.17%


*   See Note 3 in Notes to Financial Statements.
** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1) See Note 5 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

72 Janus Aspen Series June 30, 2002

FINANCIAL HIGHLIGHTS - SERVICE SHARES

For a share outstanding during the                        Janus Aspen                                  Janus Aspen
six months ended June 30 (unaudited) and                Growth Portfolio                       Aggressive Growth Portfolio
through each fiscal year ended December 31     2002           2001           2000           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $    19.76     $    26.36     $    33.52     $    21.73     $    35.97     $    59.16
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                   (.03)          (.02)          (.01)          (.04)          (.09)            .12
  Net gain/(loss) on securities
    (both realized and unrealized)              (3.07)         (6.54)         (4.58)         (4.16)        (14.15)        (16.98)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                (3.10)         (6.56)         (4.59)         (4.20)        (14.24)        (16.86)
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*           --             --             --             --             --             --
  Distributions (from capital gains)*               --          (.04)         (2.57)             --             --         (4.58)
  Tax return of capital*                            --             --             --             --             --         (1.75)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 --          (.04)         (2.57)             --             --         (6.33)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $    16.66     $    19.76     $    26.36     $    17.53     $    21.73     $    35.97
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                (15.69)%       (24.90)%       (14.75)%       (19.33)%       (39.59)%       (31.78)%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $  225,343     $  237,012     $  104,656     $  150,745     $  169,656     $  126,135
Average Net Assets for the Period
  (in thousands)                            $  245,437     $  160,200     $   29,782     $  164,018     $  146,884     $   43,775
Ratio of Gross Expenses to
  Average Net Assets***(1)                       0.92%          0.91%          0.92%          0.92%          0.92%          0.92%
Ratio of Net Expenses to
  Average Net Assets***(1)                       0.92%          0.91%          0.92%          0.91%          0.92%          0.92%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                        (0.37)%        (0.20)%        (0.07)%        (0.38)%        (0.48)%        (0.65)%
Portfolio Turnover Rate***                         42%            48%            47%            73%            99%            82%

For a share outstanding during the                        Janus Aspen                                  Janus Aspen
six months ended June 30 (unaudited) and         Capital Appreciation Portfolio                   Core Equity Portfolio
through each fiscal year ended December 31     2002           2001           2000           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $    20.57     $    26.54     $    32.77     $    16.15     $    19.05     $    27.15
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .04            .14            .27             --            .05            .01
  Net gain/(loss) on securities
    (both realized and unrealized)              (1.49)         (5.92)         (6.27)         (1.16)         (2.31)         (1.93)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                (1.45)         (5.78)         (6.00)         (1.16)         (2.26)         (1.92)
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*        (.04)          (.19)          (.22)             --          (.05)          (.01)
  Distributions (from capital gains)*               --             --          (.01)             --          (.59)         (6.17)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (.04)          (.19)          (.23)             --          (.64)         (6.18)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $    19.08     $    20.57     $    26.54     $    14.99     $    16.15     $    19.05
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                 (7.05)%       (21.83)%       (18.37)%        (7.12)%       (12.04)%        (8.24)%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $  444,738     $  498,094     $  527,960     $      905     $      971     $      306
Average Net Assets for the Period
  (in thousands)                            $  479,624     $  514,004     $  311,628     $    1,055     $      612     $       93
Ratio of Gross Expenses to
  Average Net Assets***(1)                       0.92%          0.91%          0.92%          1.50%          1.30%          1.52%
Ratio of Net Expenses to
  Average Net Assets***(1)                       0.92%          0.91%          0.92%          1.50%          1.30%          1.52%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                          0.38%          0.69%          1.52%         (0.03)%         0.44%          0.38%
Portfolio Turnover Rate***                         56%            67%            41%            89%           114%            95%


*   See Note 3 in Notes to Financial Statements.
** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1) See Note 5 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

                                             JANUS ASPEN SERIES JUNE 30, 2002 73

For a share outstanding during the                        Janus Aspen                                  Janus Aspen
six months ended June 30 (unaudited) and               Balanced Portfolio                      Growth and Income Portfolio
through each fiscal year ended December 31     2002           2001           2000           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $    23.31     $    24.92     $    27.82     $    14.87     $    17.35     $    20.63
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .23            .47            .17            .03            .12            .07
  Net gain/(loss) on securities
    (both realized and unrealized)              (1.01)         (1.68)          (.52)         (1.61)         (2.47)         (2.99)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 (.78)         (1.21)          (.35)         (1.58)         (2.35)         (2.92)
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*        (.21)          (.40)          (.22)          (.03)          (.13)          (.05)
  Distributions (from capital gains)*               --             --         (2.31)             --             --          (.31)
  Tax return of capital*                            --             --          (.02)             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (.21)          (.40)         (2.55)          (.03)          (.13)          (.36)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $    22.32     $    23.31     $    24.92     $    13.26     $    14.87     $    17.35
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                 (3.34)%        (4.90)%        (1.37)%       (10.62)%       (13.58)%       (14.31)%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $  239,731     $  192,338     $   48,634     $   82,460     $   85,154     $   54,212
Average Net Assets for the Period
  (in thousands)                            $  219,057     $  108,835     $   13,810     $   88,571     $   73,705     $   12,868
Ratio of Gross Expenses to
  Average Net Assets***(1)                       0.91%          0.91%          0.92%          1.00%          0.95%          1.11%
Ratio of Net Expenses to
  Average Net Assets***(1)                       0.91%          0.91%          0.91%          1.00%          0.95%          1.10%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                          2.29%          2.58%          2.93%          0.48%          0.91%          1.20%
Portfolio Turnover Rate***                         95%           114%            72%            44%            52%            37%

For a share outstanding during the
six months ended June 30 (unaudited)                      Janus Aspen                                  Janus Aspen
and through each fiscal year or period             Strategic Value Portfolio                  International Growth Portfolio
ended December 31                              2002           2001          2000(2)         2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $     9.18     $    10.04     $    10.00     $    23.30     $    30.64     $    38.29
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                      --             --            .01            .09            .18            .46
  Net gain/(loss) on securities
    (both realized and unrealized)               (.89)          (.84)            .03         (2.92)         (7.35)         (6.39)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 (.89)          (.84)            .04         (2.83)         (7.17)         (5.93)
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*           --          (.02)             --          (.08)          (.17)          (.47)
  Distributions (from capital gains)*               --             --             --             --             --          (.91)
  Tax return of capital*                            --             --             --             --             --          (.34)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 --          (.02)             --          (.08)          (.17)         (1.72)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $     8.29     $     9.18     $    10.04     $    20.39     $    23.30     $    30.64
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                 (9.59)%        (8.38)%          0.40%       (12.16)%       (23.43)%       (16.14)%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $   20,442     $   15,605     $    1,538     $  512,508     $  541,803     $  497,212
Average Net Assets for the Period
  (in thousands)                            $   19,678     $    7,996     $      431     $  551,100     $  522,001     $  269,680
Ratio of Gross Expenses to
  Average Net Assets***(1)                       1.36%          1.50%          1.52%          0.99%          0.96%          0.96%
Ratio of Net Expenses to
  Average Net Assets***(1)                       1.36%          1.50%          1.52%          0.98%          0.96%          0.96%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                        (0.16)%          0.09%          0.66%          0.86%          0.68%          1.85%
Portfolio Turnover Rate***                         57%            86%            47%            76%            65%            67%


*   See Note 3 in Notes to Financial Statements.
** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1) See Note 5 in Notes to Financial Statements.
(2) Period May 1, 2000 (inception) to December 31, 2000.

SEE NOTES TO FINANCIAL STATEMENTS.

74 Janus Aspen Series June 30, 2002

For a share outstanding during the
six months ended June 30 (unaudited)                      Janus Aspen                                  Janus Aspen
and through each fiscal year or period             Worldwide Growth Portfolio                Global Life Sciences Portfolio
ended December 31                              2002           2001           2000           2002           2001          2000(2)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $    28.38     $    36.77     $    47.49     $     7.75     $     9.31     $    10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .08            .17          (.07)          (.02)             --             --
  Net gain/(loss) on securities
    (both realized and unrealized)              (3.82)         (8.48)         (6.97)         (1.45)         (1.56)          (.69)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                (3.74)         (8.31)         (7.04)         (1.47)         (1.56)          (.69)
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*        (.07)          (.08)          (.02)            --             --             --
  Distributions (from capital gains)*               --             --         (3.52)            --             --             --
  Tax return of capital*                            --             --          (.14)            --             --             --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (.07)          (.08)         (3.68)            --             --             --
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $    24.57     $    28.38     $    36.77     $     6.28     $     7.75     $     9.31
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                (13.17)%       (22.62)%       (15.99)%       (18.97)%       (16.76)%        (6.90)%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $  204,563     $  171,392     $   71,757     $   33,331     $   44,161     $   48,005
Average Net Assets for the Period
  (in thousands)                            $  191,186     $  119,429     $   22,158     $   40,019     $   38,230     $   16,247
Ratio of Gross Expenses to
  Average Net Assets***(1)                       0.95%          0.94%          0.95%          1.06%          1.07%          1.20%
Ratio of Net Expenses to
  Average Net Assets***(1)                       0.95%          0.94%          0.94%          1.05%          1.06%          1.20%
Ratio of Net Investment Income to
  Average Net Assets***                          0.67%          0.47%          0.29%        (0.64)%        (0.43)%        (0.03)%
Portfolio Turnover Rate***                         84%            82%            66%            82%           109%           137%

For a share outstanding during the
six months ended June 30 (unaudited)                      Janus Aspen                           Janus Aspen
and through each fiscal year or period            Global Technology Portfolio              Global Value Portfolio
ended December 31                              2002           2001          2000(2)         2002          2001(3)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $     4.08     $     6.55     $    10.00     $    10.49     $    10.00
------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                   (.01)            .02            .05            .01            .01
  Net gain/(loss) on securities
    (both realized and unrealized)              (1.20)         (2.46)         (3.46)            .34            .49
------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                (1.21)         (2.44)         (3.41)            .35            .50
------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*           --          (.03)          (.04)          (.06)          (.01)
  Distributions (from capital gains)*               --             --             --          (.02)             --
------------------------------------------------------------------------------------------------------------------
Total Distributions                                 --          (.03)          (.04)          (.08)          (.01)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $     2.87     $     4.08     $     6.55     $    10.76     $    10.49
------------------------------------------------------------------------------------------------------------------
Total Return**                                (29.66)%       (37.31)%       (34.11)%          3.35%          4.97%
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $  178,015     $  287,103     $  374,544     $    3,806     $    2,108
Average Net Assets for the Period
  (in thousands)                            $  241,993     $  307,222     $  268,923     $    2,516     $    1,947
Ratio of Gross Expenses to
  Average Net Assets***(1)                       0.94%          0.95%          0.94%          1.50%          1.50%
Ratio of Net Expenses to
  Average Net Assets***(1)                       0.94%          0.94%          0.94%          1.50%          1.50%
Ratio of Net Investment Income to
  Average Net Assets***                        (0.27)%          0.42%          1.14%          0.24%          0.10%
Portfolio Turnover Rate***                         72%            91%            34%            46%            22%


*   See Note 3 in Notes to Financial Statements.
** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1) See Note 5 in Notes to Financial Statements.
(2) Period January 18, 2000 (inception) to December 31, 2000.
(3) Period May 1, 2001 (inception) to December 31, 2001.

SEE NOTES TO FINANCIAL STATEMENTS.

                                             JANUS ASPEN SERIES JUNE 30, 2002 75

For a share outstanding during the                        Janus Aspen
six months ended June 30 (unaudited) and            Flexible Income Portfolio
through each fiscal year ended December 31     2002           2001           2000
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $    11.98     $    11.62     $    11.41
------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .13            .47            .53
  Net gain/(loss) on securities
    (both realized and unrealized)                 .23            .39            .14
------------------------------------------------------------------------------------
Total from Investment Operations                   .36            .86            .67
------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*        (.15)          (.50)          (.46)
  Distributions (from capital gains)*               --             --             --
------------------------------------------------------------------------------------
Total Distributions                              (.15)          (.50)          (.46)
------------------------------------------------------------------------------------
Net Asset Value, End of Period              $    12.19     $    11.98     $    11.62
------------------------------------------------------------------------------------
Total Return**                                   3.00%          7.49%          6.00%
------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $    7,931     $    2,136     $      568
Average Net Assets for the Period
  (in thousands)                            $    3,842     $    1,452     $      187
Ratio of Gross Expenses to
  Average Net Assets***(1)                       0.95%          0.91%          0.99%
Ratio of Net Expenses to
  Average Net Assets***(1)                       0.95%          0.90%          0.99%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                          5.31%          5.56%          6.54%
Portfolio Turnover Rate***                        310%           308%           202%

For a share outstanding during the                        Janus Aspen
six months ended June 30 (unaudited) and             Money Market Portfolio
through each fiscal year ended December 31     2002           2001           2000
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $     1.00     $     1.00     $     1.00
------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .01            .04            .06
  Net gain/(loss) on securities
    (both realized and unrealized)                  --             --             --
------------------------------------------------------------------------------------
Total from Investment Operations                   .01            .04            .06
------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*        (.01)          (.04)          (.06)
  Distributions (from capital gains)*               --             --             --
------------------------------------------------------------------------------------
Total Distributions                              (.01)          (.04)          (.06)
------------------------------------------------------------------------------------
Net Asset Value, End of Period              $     1.00     $     1.00     $     1.00
------------------------------------------------------------------------------------
Total Return**                                   0.76%          3.97%          6.03%
------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $       11     $       11     $       10
Average Net Assets for the Period
  (in thousands)                            $       11     $       11     $       10
Ratio of Gross Expenses to
  Average Net Assets***(1)                       0.62%          0.59%          0.61%
Ratio of Net Expenses to
  Average Net Assets***(1)                       0.62%          0.59%          0.61%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                          1.53%          3.91%          5.84%


*   See Note 3 in Notes to Financial Statements.
** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1) See Note 5 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

76 Janus Aspen Series June 30, 2002

FINANCIAL HIGHLIGHTS - SERVICE II SHARES

                                           Janus Aspen                   Janus Aspen
                                          International                   Worldwide
For a share outstanding during the       Growth Portfolio              Growth Portfolio
six months ended June 30 (unaudited)           2002                          2002
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $    23.24                    $    28.49
---------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .02                           .08
  Net gain/(loss) on securities
    (both realized and unrealized)              (2.79)                        (3.83)
---------------------------------------------------------------------------------------
Total from Investment Operations                (2.77)                        (3.75)
---------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*        (.02)                         (.07)
  Distributions (from capital gains)*               --                            --
---------------------------------------------------------------------------------------
Total Distributions                              (.02)                         (.07)
---------------------------------------------------------------------------------------
Net Asset Value, End of Period              $    20.45                    $    24.67
---------------------------------------------------------------------------------------
Total Return**                                (11.94)%                      (13.16)%
---------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $   17,607                    $        9
Average Net Assets for the Period
  (in thousands)                            $    3,196                    $        9
Ratio of Gross Expenses to
  Average Net Assets***(1)                       1.07%                         0.95%
Ratio of Net Expenses to
  Average Net Assets***(1)                       1.06%                         0.95%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                          1.17%                         0.64%
Portfolio Turnover Rate***                         76%                           84%

                                                                         Janus Aspen
                                                                      Global Technology
For a share outstanding during the                                        Portfolio
six months ended June 30 (unaudited)                                         2002
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $     4.13
---------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                                    --
  Net gain/(loss) on securities
    (both realized and unrealized)                                            (1.22)
---------------------------------------------------------------------------------------
Total from Investment Operations                                              (1.22)
---------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                         --
  Distributions (from capital gains)*                                             --
---------------------------------------------------------------------------------------
Total Distributions                                                               --
---------------------------------------------------------------------------------------
Net Asset Value, End of Period                                            $     2.91
---------------------------------------------------------------------------------------
Total Return**                                                              (29.54)%
---------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                  $    6,527
Average Net Assets for the Period
  (in thousands)                                                              $1,265
Ratio of Gross Expenses to
  Average Net Assets***(1)                                                     1.01%
Ratio of Net Expenses to
  Average Net Assets***(1)                                                     0.98%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                                                      (0.66)%
                                                                                 72%

*   See Note 3 in Notes to Financial Statements.
** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1) See Note 5 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

                                             JANUS ASPEN SERIES JUNE 30, 2002 77

NOTES TO SCHEDULES OF INVESTMENTS

ADR AMERICAN DEPOSITORY RECEIPT

* Non-income-producing security

** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts and/or swap spread lock agreements.

+ Securities are exempt from the registration requirements of the Securities Act of 1933 and/or Section 4(2) of the Securities Act and may be deemed to be restricted for resale.

(omega) Rate is subject to change. Rate shown reflects current rate.

(delta) Security is a defaulted security in Janus Aspen Global Technology Portfolio and Janus Aspen Flexible Income Portfolio with accrued interest in the amount of $40,000 and $39,840, respectively, that was written-off December 10, 2001.

(pi) Security is a U.S. Treasury Inflation-Protected Security (TIPS).

SS. SCHEDULE OF ILLIQUID SECURITIES

                                                                             Value as
                                   Acquisition   Acquisition    Amortized      % of
                                       Date          Cost          Cost     Net Assets
======================================================================================
Janus Aspen Money Market Portfolio
Idaho Power Corp., 2.2475%, 9/1/02    9/24/01    $5,014,579    $5,001,253      5.04%
--------------------------------------------------------------------------------------

Illiquid securities are valued at amortized cost.

# The Investment Company Act of 1940 defines affiliates as those companies in which a Portfolio holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended June 30, 2002:

                                Purchases           Sales         Realized   Dividend   Market Value
                              Shares   Cost     Shares   Cost    Gain/(Loss)  Income     at 6/30/02
====================================================================================================
Janus Aspen Growth Portfolio
Dionex Corp.                    --      --        --      --         --         --      $28,703,154
----------------------------------------------------------------------------------------------------

Variable Rate Notes. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change. Rates in the security description are as of June 30, 2002.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

78 Janus Aspen Series June 30, 2002

NOTES TO FINANCIAL STATEMENTS

The following section describes the organization and significant accounting policies of the Portfolios and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Portfolios operate and the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Series (the "Trust") was organized as a Delaware Trust on May 20, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Trust offers fourteen Portfolios or series of shares with differing investment objectives and policies. Twelve Portfolios invest primarily in equity securities: Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Core Equity Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Growth and Income Portfolio, Janus Aspen Strategic Value Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Global Life Sciences Portfolio, Janus Aspen Global Technology Portfolio and Janus Aspen Global Value Portfolio. One Portfolio invests primarily in income-producing securities: Janus Aspen Flexible Income Portfolio. Janus Aspen Money Market Portfolio invests in short-term money market securities. Each Portfolio is diversified as defined in the 1940 Act, with the exception of the Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Strategic Value Portfolio, Janus Aspen Global Life Sciences Portfolio, Janus Aspen Global Technology Portfolio and Janus Aspen Global Value Portfolio, which are nondiversified.

Institutional Shares of the Trust are issued and redeemed only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

Effective December 31, 1999, the Trust issued a new class of shares, the Service Shares. Service Shares of the Trust are also issued and redeemed only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans.

Effective December 31, 2001, the Trust issued a new class of shares, the Service II Shares in the Janus Aspen International Growth, Janus Aspen Worldwide Growth, and Janus Aspen Global Technology Portfolios. Janus Capital Management LLC ("Janus Capital") invested $10,000 of initial seed capital in each Portfolio of the Service II Shares.

Janus Aspen High-Yield Portfolio was liquidated on October 26, 2001. Regulatory approvals were obtained to substitute shares of the Janus Aspen Flexible Income Portfolio for shares of the Janus Aspen High-Yield Portfolio. 60,319 shares in the amount of $731,670 were exchanged into Janus Aspen Flexible Income Portfolio as a result of the substitution.

The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Trustees. Short-term investments maturing within 60 days and all money market securities in the Money Market Portfolio are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolios' Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as, gains and losses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS

The Portfolios enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

                                             JANUS ASPEN SERIES JUNE 30, 2002 79

Forward currency contracts held by the Portfolios are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

The Portfolios may enter into futures contracts and options on securities, financial indices and foreign currencies, forward contracts and interest-rate swaps and swap-related products. The Portfolios intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS

The Portfolios may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolios may not experience similar performance as their assets grow.

ADDITIONAL INVESTMENT RISK

A portion of the Janus Aspen Flexible Income Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, or political environment, or adverse developments specific to the issuer.

RESTRICTED SECURITY TRANSACTIONS

Restricted securities held by a Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Portfolio to sell a security at a fair price and may substantially delay the sale of the security which each portfolio seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS

Each Portfolio, except the Money Market Portfolio, makes at least semiannual distributions of substantially all of its investment income and at least an annual distribution of its net realized capital gains, if any. Dividends are declared daily and distributed monthly for the Janus Aspen Money Market Portfolio. The majority of dividends and capital gains distributions from a Portfolio will be automatically reinvested into additional shares of that Portfolio.

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

No provision for income taxes is included in the accompanying financial statements as the Portfolios intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

80 Janus Aspen Series June 30, 2002

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Each equity Portfolio is subject to advisory fees payable to Janus Capital based upon an annual rate of .65% of average net assets. The Janus Aspen Flexible Income Portfolio is subject to advisory fees payable to Janus Capital based upon annual rates of .65% of the first $300 million of average net assets plus .55% of average net assets in excess of $300 million. The Janus Aspen Money Market Portfolio's advisory fee rate is .25% of average net assets.

Janus Capital has agreed to reduce its fee to the extent normal operating expenses exceed 1% of the average net assets of the Janus Aspen Flexible Income Portfolio and .50% of the average net assets of the Janus Aspen Money Market Portfolio for a fiscal year. Janus Capital has also agreed to reduce its fee to the extent that normal operating expenses exceed 1.25% of the average net assets of the Janus Aspen Core Equity, Janus Aspen Strategic Value, Janus Aspen Global Life Sciences, Janus Aspen Global Technology and Janus Aspen Global Value Portfolios.

Janus Capital has agreed to continue these fee waivers and reductions until at least the next annual renewal of the advisory contracts. The distribution fee applicable to the Service and Service II Shares is not included in these expense limits.

Janus Services LLC ("Janus Services"), a wholly owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Officers and trustees of the Portfolios may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Portfolios.

Janus Distributors LLC, a wholly owned subsidiary of Janus Capital, is a distributor of the Portfolios. The Service and Service II Shares have each adopted a Distribution and Shareholder Servicing Plan (The "Plans") pursuant to Rule 12b-1 under The 1940 Act. The Plans authorize payments by the Portfolios in connection with the distribution of the Service and Service II Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to ..25% of the Service and Service II Shares' average daily net assets.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides a shareholder accounting system to the Portfolios. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended June 30, 2002, are noted below.

                                             DST Securities, Inc.    Portfolio Expense       DST Systems
Portfolio                                      Commissions Paid*        Reduction*              Costs
========================================================================================================
Janus Aspen Growth Portfolio                       $  4,608              $  3,457              $(1,322)
Janus Aspen Aggressive Growth Portfolio              94,859                71,162              (68,891)
Janus Aspen Capital Appreciation Portfolio               --                    --                 2,043
Janus Aspen Core Equity Portfolio                        --                    --                 1,890
Janus Aspen Balanced Portfolio                       20,157                15,121              (13,308)
Janus Aspen Growth and Income Portfolio                  --                    --                 1,912
Janus Aspen Strategic Value Portfolio                    --                    --                 1,896
Janus Aspen International Growth Portfolio               --                    --                 2,759
Janus Aspen Worldwide Growth Portfolio                   --                    --                 2,907
Janus Aspen Global Life Sciences Portfolio               --                    --                 1,883
Janus Aspen Global Technology Portfolio                 359                   269                 1,668
Janus Aspen Global Value Portfolio                       --                    --                 1,206
Janus Aspen Flexible Income Portfolio                    --                    --                 1,963
Janus Aspen Money Market Portfolio                       --                    --                 1,687
--------------------------------------------------------------------------------------------------------

* The difference between commissions paid to DST Securities, Inc. and expenses reduced constitute commissions paid to an unaffiliated clearing broker.

                                             JANUS ASPEN SERIES JUNE 30, 2002 81

3. FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers.

The Portfolios have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2001, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between December 1, 2008 and December 31, 2009.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2002 are also noted below.

                                              Accumulated       Federal Tax       Unrealized        Unrealized     Net Appreciation/
Portfolio                                   Capital Losses          Cost         Appreciation     (Depreciation)    (Depreciation)
===================================================================================================================================
Janus Aspen Growth Portfolio               $  (825,859,740)   $ 2,384,111,867   $   246,035,371   $ (455,255,167)   $ (209,219,796)
Janus Aspen Aggressive Growth Portfolio     (1,606,880,761)     1,885,190,868       173,440,529     (297,265,903)     (123,825,374)
Janus Aspen Capital Appreciation Portfolio    (462,062,044)     1,144,432,965        83,411,158     (138,574,728)      (55,163,570)
Janus Aspen Core Equity Portfolio               (1,735,616)        12,767,909           786,617       (1,123,710)         (337,093)
Janus Aspen Balanced Portfolio                (124,545,495)     3,672,383,170       129,179,529     (203,941,498)      (74,761,969)
Janus Aspen Growth and Income Portfolio        (24,326,987)       168,396,677         9,664,250      (21,602,455)      (11,938,205)
Janus Aspen Strategic Value Portfolio           (1,881,019)        28,247,550         1,638,685       (3,601,759)       (1,963,074)
Janus Aspen International Growth Portfolio    (397,772,820)     1,410,927,276       112,008,038     (166,998,279)      (54,990,241)
Janus Aspen Worldwide Growth Portfolio      (1,238,904,155)     5,148,179,937       386,640,535     (451,380,435)      (64,739,900)
Janus Aspen Global Life Sciences Portfolio     (10,308,367)        38,795,471         4,347,801       (5,300,932)         (953,131)
Janus Aspen Global Technology Portfolio       (291,551,726)       271,328,354         9,444,857      (91,896,560)      (82,451,703)
Janus Aspen Global Value Portfolio                       --         3,534,083           241,945         (166,215)            75,730
Janus Aspen Flexible Income Portfolio           (2,634,842)       426,966,895         9,097,019       (3,297,917)         5,799,102
Janus Aspen Money Market Portfolio                  (1,154)        98,220,179                --                --                --
-----------------------------------------------------------------------------------------------------------------------------------


82 Janus Aspen Series June 30, 2002

4. EXPENSES

The Portfolios' expenses may be reduced through expense-reduction arrangements. Those arrangements include the use of broker commissions paid to DST Securities, Inc. and uninvested cash balances earning interest with the Portfolios' custodian. The Statements of Operations reflect the total expenses before any offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers.

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Janus Aspen Service and Service II Shares each pay a distribution fee of up to ..25% of average net assets.

5. EXPENSE RATIOS

Listed below are the gross expense ratios for the various Portfolios that would be in effect, absent the waiver of certain fees, and offsets.

                                                                                                                          Service II
                                                            Institutional Shares                        Service Shares        Shares
Portfolio                                    2002    2001      2000    1999      1998      1997    2002      2001      2000     2002
====================================================================================================================================
Janus Aspen Growth Portfolio                 0.67%   0.66%     0.67%   0.69%     0.75%     0.78%   0.92%     0.91%     0.92%     N/A
Janus Aspen Aggressive Growth Portfolio      0.67%   0.67%     0.66%   0.70%     0.75%     0.78%   0.92%     0.92%     0.92%     N/A
Janus Aspen Capital Appreciation Portfolio   0.67%   0.66%     0.67%   0.79%     0.97%  2.19%(4)   0.92%     0.91%     0.92%     N/A
Janus Aspen Core Equity Portfolio            1.62%   1.13%     1.65%   1.38%     1.86%  5.75%(4)   1.87%     1.30%     2.03%     N/A
Janus Aspen Balanced Portfolio               0.66%   0.66%     0.66%   0.69%     0.74%     0.83%   0.91%     0.91%     0.92%     N/A
Janus Aspen Growth and Income Portfolio      0.74%   0.70%     0.78%   1.15%  3.06%(3)       N/A   1.00%     0.95%     1.11%     N/A
Janus Aspen Strategic Value Portfolio        1.11%   1.34%  3.45%(1)     N/A       N/A       N/A   1.36%     1.60%  3.72%(1)     N/A
Janus Aspen International Growth Portfolio   0.74%   0.71%     0.71%   0.84%     0.95%     1.08%   0.99%     0.96%     0.96%   1.07%
Janus Aspen Worldwide Growth Portfolio       0.70%   0.69%     0.69%   0.71%     0.74%     0.81%   0.95%     0.94%     0.95%   0.95%
Janus Aspen Global Life Sciences Portfolio   0.81%   0.81%  1.03%(2)     N/A       N/A       N/A   1.06%     1.07%  1.20%(2)     N/A
Janus Aspen Global Technology Portfolio      0.69%   0.68%  0.69%(2)     N/A       N/A       N/A   0.94%     0.95%  0.94%(2)   1.01%
Janus Aspen Global Value Portfolio             N/A     N/A       N/A     N/A       N/A       N/A   2.77%  3.62%(5)       N/A     N/A
Janus Aspen Flexible Income Portfolio        0.68%   0.67%     0.76%   0.72%     0.73%     0.75%   0.95%     0.91%     0.99%     N/A
Janus Aspen Money Market Portfolio           0.35%   0.34%     0.36%   0.43%     0.34%     0.55%   0.62%     0.59%     0.61%     N/A
------------------------------------------------------------------------------------------------------------------------------------

(1) Period May 1, 2000 (inception) to December 31, 2000.
(2) Period January 18, 2000 (inception) to December 31, 2000.
(3) Period May 1, 1998 (inception) to December 31, 1998.
(4) Period May 1, 1997 (inception) to December 31, 1997.
(5) Period May 1, 2001 (inception) to December 31, 2001.

                                             JANUS ASPEN SERIES JUNE 30, 2002 83

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(unaudited)

1. PERFORMANCE OVERVIEWS

When comparing the performance of a Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

Portfolios that invest in foreign securities also provide a summary of investments by country. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolios on the last day of the reporting period.

The Portfolios' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolios' liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last section of this statement reports the net asset value (NAV) per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolios' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolios' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolios, including the advisory fee paid to the investment adviser.

The last section lists the increase or decrease in the value of securities held in the Portfolios. Portfolios realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolios during the period. "Net Realized and Unrealized Gain/ (Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

84 Janus Aspen Series June 30, 2002

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolios' net assets during the reporting period. Changes in the Portfolios' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolios' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolios' investment performance. The Portfolios' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolios' net assets will not be affected. If you compare each Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolios through purchases or withdrawal via redemptions. Each Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from a Portfolio.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolios' net assets. Because Portfolios must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the net asset value (NAV) for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolios. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Portfolios for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolios' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Portfolio during the reporting period. Don't confuse this ratio with a Portfolio's yield. The net investment income ratio is not a true measure of a Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire Portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the Portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the Portfolio is sold every six months.

                                             JANUS ASPEN SERIES JUNE 30, 2002 85

SHAREHOLDER MEETING

Each of the proposals described below were considered at a special meeting of the Portfolios' Shareholders. The meeting was held on January 31, 2002. Tabulations of the votes received on each of the proposals presented at the meetings appear below. Each vote represents a value held on the record date for each meeting.

PROPOSAL 1
To elect a board of Trustees of the Trust.

                                     Number of Shares             Percentage of Outstanding Shares    Percentage of Shares Voted
Trustees               Affirmative       Withheld        Total     Affirmative  Withheld    Total    Affirmative  Withheld    Total
====================================================================================================================================
Thomas H. Bailey       758,551,719      26,519,589    785,071,308     80.51%      2.81%     83.32%      96.62%      3.38%    100.00%
Dennis B. Mullen       759,975,400      25,095,908    785,071,308     80.66%      2.66%     83.32%      96.80%      3.20%    100.00%
James T. Rothe         760,225,395      24,845,913    785,071,308     80.68%      2.64%     83.32%      96.84%      3.16%    100.00%
William D. Stewart     760,355,853      24,715,455    785,071,308     80.70%      2.62%     83.32%      96.85%      3.15%    100.00%
Martin H. Waldinger    759,412,179      25,659,129    785,071,308     80.60%      2.72%     83.32%      96.73%      3.27%    100.00%
------------------------------------------------------------------------------------------------------------------------------------


PROPOSAL 2

To consider and approve new investment advisory agreements between Janus Aspen Series, on behalf of each Portfolio, and Janus Capital Corporation.

                                                                                Number of Shares
                                                  Record
Portfolio                                      Total Shares      Affirmative         Against          Abstain
==============================================================================================================
Janus Aspen Growth Portfolio                    135,882,166       92,726,202        2,578,879        5,594,573
Janus Aspen Aggressive Growth Portfolio         102,551,284       73,363,018        1,945,345        4,256,802
Janus Aspen Capital Appreciation Portfolio       60,121,904       54,071,377        1,252,455        2,439,747
Janus Aspen Core Equity Portfolio                   841,530          839,458               --            2,072
Janus Aspen Balanced Portfolio                  153,576,571      122,947,097        2,353,462        5,790,434
Janus Aspen Growth and Income Portfolio          11,507,874       10,662,289          250,579          460,101
Janus Aspen Strategic Value Portfolio             1,748,189        1,530,181           14,593           47,731
Janus Aspen International Growth Portfolio       60,514,415       37,249,881        1,093,734        1,864,580
Janus Aspen Worldwide Growth Portfolio          206,838,647      146,642,525        3,801,789        6,904,917
Janus Aspen Global Life Sciences Portfolio        6,092,672        5,741,174          137,577          213,910
Janus Aspen Global Technology Portfolio          67,489,850       62,362,279        1,918,742        2,978,860
Janus Aspen Global Value Portfolio                  200,005          200,000               --               --
Janus Aspen Flexible Income Portfolio            31,470,614       25,561,929          459,086        1,457,543
Janus Aspen Money Market Portfolio              103,356,389       95,570,778        5,923,910        1,861,701
--------------------------------------------------------------------------------------------------------------

                                             Percentage of Outstanding Shares       Percentage of Shares Voted

Portfolio                                   Affirmative    Against     Abstain  Affirmative    Against     Abstain
==================================================================================================================
Janus Aspen Growth Portfolio                   68.24%       1.90%       4.12%      91.90%       2.56%       5.54%
Janus Aspen Aggressive Growth Portfolio        71.54%       1.90%       4.15%      92.20%       2.45%       5.35%
Janus Aspen Capital Appreciation Portfolio     89.94%       2.08%       4.06%      93.61%       2.17%       4.22%
Janus Aspen Core Equity Portfolio              99.75%       0.00%       0.25%      99.75%       0.00%       0.25%
Janus Aspen Balanced Portfolio                 80.06%       1.53%       3.77%      93.79%       1.79%       4.42%
Janus Aspen Growth and Income Portfolio        92.65%       2.18%       4.00%      93.75%       2.20%       4.05%
Janus Aspen Strategic Value Portfolio          87.53%       0.83%       2.73%      96.09%       0.91%       3.00%
Janus Aspen International Growth Portfolio     61.55%       1.81%       3.08%      92.64%       2.72%       4.64%
Janus Aspen Worldwide Growth Portfolio         70.89%       1.84%       3.34%      93.19%       2.42%       4.39%
Janus Aspen Global Life Sciences Portfolio     94.23%       2.26%       3.51%      94.23%       2.26%       3.51%
Janus Aspen Global Technology Portfolio        92.40%       2.84%       4.42%      92.72%       2.85%       4.43%
Janus Aspen Global Value Portfolio            100.00%       0.00%       0.00%     100.00%       0.00%       0.00%
Janus Aspen Flexible Income Portfolio          81.23%       1.46%       4.63%      93.03%       1.67%       5.30%
Janus Aspen Money Market Portfolio             92.47%       5.73%       1.80%      92.47%       5.73%       1.80%
------------------------------------------------------------------------------------------------------------------


86 and 87 Janus Aspen Series June 30, 2002

Proposal 3a
To approve revisions to or rescission of the fundamental restriction concerning the diversification of a Portfolio's investments.

                                                                                Number of Shares
                                                  Record
Portfolio                                      Total Shares      Affirmative         Against          Abstain
==============================================================================================================
Janus Aspen Growth Portfolio                    135,882,166       91,603,148        3,424,671        5,871,835
Janus Aspen Aggressive Growth Portfolio         102,551,284       71,600,277        3,409,854        4,555,034
Janus Aspen Capital Appreciation Portfolio       60,121,904       53,363,683        1,695,938        2,703,942
Janus Aspen Core Equity Portfolio                   841,530          796,871            1,874           42,785
Janus Aspen Balanced Portfolio                  153,576,571      121,595,397        3,244,477        6,251,119
Janus Aspen Growth and Income Portfolio          11,507,874       10,571,599          325,890          475,480
Janus Aspen Strategic Value Portfolio             1,748,189        1,523,684           23,148           45,673
Janus Aspen International Growth Portfolio       60,514,415       36,880,535        1,328,147        1,999,513
Janus Aspen Worldwide Growth Portfolio          206,838,647      145,165,111        4,889,222        7,294,898
Janus Aspen Global Life Sciences Portfolio        6,092,672        5,646,579          226,014          220,068
Janus Aspen Global Technology Portfolio          67,489,850       61,675,869        2,315,378        3,268,634
Janus Aspen Global Value Portfolio                  200,005          200,000               --               --
Janus Aspen Flexible Income Portfolio            31,470,614       25,526,387          650,583        1,301,588
Janus Aspen Money Market Portfolio              103,356,389       94,559,154        6,356,469        2,440,766
--------------------------------------------------------------------------------------------------------------

                                             Percentage of Outstanding Shares       Percentage of Shares Voted

Portfolio                                   Affirmative    Against     Abstain  Affirmative    Against     Abstain
==================================================================================================================
Janus Aspen Growth Portfolio                    67.42%       2.52%       4.32%      90.79%       3.39%       5.82%
Janus Aspen Aggressive Growth Portfolio         69.82%       3.33%       4.44%      89.99%       4.29%       5.72%
Janus Aspen Capital Appreciation Portfolio      88.76%       2.82%       4.50%      92.38%       2.94%       4.68%
Janus Aspen Core Equity Portfolio               94.69%       0.22%       5.09%      94.69%       0.22%       5.09%
Janus Aspen Balanced Portfolio                  79.18%       2.11%       4.07%      92.76%       2.47%       4.77%
Janus Aspen Growth and Income Portfolio         91.87%       2.83%       4.13%      92.95%       2.87%       4.18%
Janus Aspen Strategic Value Portfolio           87.16%       1.32%       2.61%      95.68%       1.45%       2.87%
Janus Aspen International Growth Portfolio      60.95%       2.19%       3.30%      91.73%       3.30%       4.97%
Janus Aspen Worldwide Growth Portfolio          70.18%       2.36%       3.53%      92.26%       3.11%       4.63%
Janus Aspen Global Life Sciences Portfolio      92.68%       3.71%       3.61%      92.68%       3.71%       3.61%
Janus Aspen Global Technology Portfolio         91.39%       3.43%       4.84%      91.70%       3.44%       4.86%
Janus Aspen Global Value Portfolio             100.00%       0.00%       0.00%     100.00%       0.00%       0.00%
Janus Aspen Flexible Income Portfolio           81.11%       2.07%       4.14%      92.90%       2.37%       4.73%
Janus Aspen Money Market Portfolio              91.49%       6.15%       2.36%      91.49%       6.15%       2.36%
------------------------------------------------------------------------------------------------------------------


Proposal 3b

To approve revisions to the fundamental restriction concerning a Portfolio's investments in commodities.

                                                                                Number of Shares
                                                  Record
Portfolio                                      Total Shares      Affirmative         Against          Abstain
==============================================================================================================
Janus Aspen Growth Portfolio                    135,882,166       89,992,567        4,799,552        6,107,535
Janus Aspen Aggressive Growth Portfolio         102,551,284       70,815,049        4,064,153        4,685,963
Janus Aspen Capital Appreciation Portfolio       60,121,904       52,678,397        2,272,110        2,813,056
Janus Aspen Core Equity Portfolio                   841,530          763,104           35,642           42,784
Janus Aspen Balanced Portfolio                  153,576,571      120,186,786        4,501,895        6,402,312
Janus Aspen Growth and Income Portfolio          11,507,874       10,433,810          439,716          499,443
Janus Aspen Strategic Value Portfolio             1,748,189        1,511,518           45,244           35,743
Janus Aspen International Growth Portfolio       60,514,415       36,406,445        1,739,496        2,062,254
Janus Aspen Worldwide Growth Portfolio          206,838,647      142,810,426        6,896,545        7,642,260
Janus Aspen Global Life Sciences Portfolio        6,092,672        5,579,515          320,318          192,828
Janus Aspen Global Technology Portfolio          67,489,850       60,924,251        2,921,527        3,414,103
Janus Aspen Global Value Portfolio                  200,005          200,000               --               --
Janus Aspen Flexible Income Portfolio            31,470,614       25,057,645        1,117,026        1,303,887
Janus Aspen Money Market Portfolio              103,356,389       91,539,149        9,153,303        2,663,937
--------------------------------------------------------------------------------------------------------------

                                             Percentage of Outstanding Shares       Percentage of Shares Voted

Portfolio                                   Affirmative    Against     Abstain  Affirmative    Against     Abstain
==================================================================================================================
Janus Aspen Growth Portfolio                    66.23%       3.53%       4.50%      89.19%       4.76%       6.05%
Janus Aspen Aggressive Growth Portfolio         69.05%       3.97%       4.57%      89.00%       5.11%       5.89%
Janus Aspen Capital Appreciation Portfolio      87.62%       3.78%       4.68%      91.20%       3.93%       4.87%
Janus Aspen Core Equity Portfolio               90.68%       4.24%       5.08%      90.68%       4.24%       5.08%
Janus Aspen Balanced Portfolio                  78.26%       2.93%       4.17%      91.68%       3.44%       4.88%
Janus Aspen Growth and Income Portfolio         90.67%       3.82%       4.34%      91.74%       3.87%       4.39%
Janus Aspen Strategic Value Portfolio           86.46%       2.59%       2.04%      94.92%       2.84%       2.24%
Janus Aspen International Growth Portfolio      60.16%       2.87%       3.41%      90.54%       4.33%       5.13%
Janus Aspen Worldwide Growth Portfolio          69.04%       3.34%       3.69%      90.76%       4.38%       4.86%
Janus Aspen Global Life Sciences Portfolio      91.58%       5.26%       3.16%      91.58%       5.26%       3.16%
Janus Aspen Global Technology Portfolio         90.27%       4.33%       5.06%      90.58%       4.34%       5.08%
Janus Aspen Global Value Portfolio             100.00%       0.00%       0.00%     100.00%       0.00%       0.00%
Janus Aspen Flexible Income Portfolio           79.62%       3.55%       4.15%      91.19%       4.07%       4.74%
Janus Aspen Money Market Portfolio              88.57%       8.85%       2.58%      88.57%       8.85%       2.58%
------------------------------------------------------------------------------------------------------------------


88 and 89 Janus Aspen Series June 30, 2002

PROPOSAL 3c
To approve revisions to the fundamental restriction concerning the lending of a Portfolio's portfolio securities.

                                                                                Number of Shares
                                                  Record
Portfolio                                      Total Shares      Affirmative         Against          Abstain
==============================================================================================================
Janus Aspen Growth Portfolio                    135,882,166       89,492,745        5,269,411        6,137,498
Janus Aspen Aggressive Growth Portfolio         102,551,284       69,836,538        5,079,723        4,648,904
Janus Aspen Capital Appreciation Portfolio       60,121,904       52,481,215        2,466,205        2,816,143
Janus Aspen Core Equity Portfolio                   841,530          762,702           35,483           43,345
Janus Aspen Balanced Portfolio                  153,576,571      119,053,861        5,336,486        6,700,646
Janus Aspen Growth and Income Portfolio          11,507,874       10,225,584          525,142          622,243
Janus Aspen Strategic Value Portfolio             1,748,189        1,521,950           31,382           39,173
Janus Aspen International Growth Portfolio       60,514,415       36,261,129        1,809,003        2,138,063
Janus Aspen Worldwide Growth Portfolio          206,838,647      141,625,535        7,788,878        7,934,818
Janus Aspen Global Life Sciences Portfolio        6,092,672        5,579,728          273,262          239,671
Janus Aspen Global Technology Portfolio          67,489,850       60,623,637        3,183,792        3,452,452
Janus Aspen Global Value Portfolio                  200,005          200,000               --               --
Janus Aspen Flexible Income Portfolio            31,470,614       24,759,216        1,306,389        1,412,953
Janus Aspen Money Market Portfolio              103,356,389       93,632,295        7,626,816        2,097,278
--------------------------------------------------------------------------------------------------------------

                                             Percentage of Outstanding Shares       Percentage of Shares Voted

Portfolio                                   Affirmative    Against     Abstain  Affirmative    Against     Abstain
==================================================================================================================
Janus Aspen Growth Portfolio                    65.86%       3.88%       4.52%      88.70%       5.22%       6.08%
Janus Aspen Aggressive Growth Portfolio         68.10%       4.95%       4.54%      87.77%       6.39%       5.84%
Janus Aspen Capital Appreciation Portfolio      87.29%       4.10%       4.69%      90.85%       4.27%       4.88%
Janus Aspen Core Equity Portfolio               90.63%       4.22%       5.15%      90.63%       4.22%       5.15%
Janus Aspen Balanced Portfolio                  77.52%       3.48%       4.36%      90.82%       4.07%       5.11%
Janus Aspen Growth and Income Portfolio         88.86%       4.56%       5.41%      89.91%       4.62%       5.47%
Janus Aspen Strategic Value Portfolio           87.06%       1.79%       2.24%      95.57%       1.97%       2.46%
Janus Aspen International Growth Portfolio      59.92%       2.99%       3.53%      90.18%       4.50%       5.32%
Janus Aspen Worldwide Growth Portfolio          68.47%       3.76%       3.84%      90.01%       4.95%       5.04%
Janus Aspen Global Life Sciences Portfolio      91.58%       4.49%       3.93%      91.58%       4.49%       3.93%
Janus Aspen Global Technology Portfolio         89.83%       4.72%       5.11%      90.13%       4.74%       5.13%
Janus Aspen Global Value Portfolio             100.00%       0.00%       0.00%     100.00%       0.00%       0.00%
Janus Aspen Flexible Income Portfolio           78.68%       4.15%       4.49%      90.11%       4.75%       5.14%
Janus Aspen Money Market Portfolio              90.59%       7.38%       2.03%      90.59%       7.38%       2.03%
------------------------------------------------------------------------------------------------------------------


PROPOSAL 3d

To approve revisions to the fundamental restriction concerning borrowing money and issuing senior securities.

                                                                                Number of Shares
                                                  Record
Portfolio                                      Total Shares      Affirmative         Against          Abstain
==============================================================================================================
Janus Aspen Growth Portfolio                    135,882,166       91,837,123        3,445,586        5,616,945
Janus Aspen Aggressive Growth Portfolio         102,551,284       71,448,685        3,473,469        4,643,011
Janus Aspen Capital Appreciation Portfolio       60,121,904       53,456,159        1,695,372        2,612,032
Janus Aspen Core Equity Portfolio                   841,530          761,341           36,923           43,266
Janus Aspen Balanced Portfolio                  153,576,571      121,254,695        3,617,446        6,218,852
Janus Aspen Growth and Income Portfolio          11,507,874       10,454,188          363,423          555,358
Janus Aspen Strategic Value Portfolio             1,748,189        1,523,946           32,879           35,680
Janus Aspen International Growth Portfolio       60,514,415       36,925,253        1,345,785        1,937,157
Janus Aspen Worldwide Growth Portfolio          206,838,647      144,453,503        5,382,243        7,513,485
Janus Aspen Global Life Sciences Portfolio        6,092,672        5,756,267           79,519          256,875
Janus Aspen Global Technology Portfolio          67,489,850       61,709,091        2,251,298        3,299,492
Janus Aspen Global Value Portfolio                  200,005          200,000               --               --
Janus Aspen Flexible Income Portfolio            31,470,614       25,148,676        1,013,310        1,316,572
Janus Aspen Money Market Portfolio              103,356,389       94,822,838        6,384,710        2,148,841
--------------------------------------------------------------------------------------------------------------

                                             Percentage of Outstanding Shares       Percentage of Shares Voted

Portfolio                                   Affirmative    Against     Abstain  Affirmative    Against     Abstain
==================================================================================================================
Janus Aspen Growth Portfolio                    67.59%       2.54%       4.13%      91.02%       3.41%       5.57%
Janus Aspen Aggressive Growth Portfolio         69.67%       3.39%       4.53%      89.80%       4.37%       5.83%
Janus Aspen Capital Appreciation Portfolio      88.91%       2.82%       4.35%      92.54%       2.94%       4.52%
Janus Aspen Core Equity Portfolio               90.47%       4.39%       5.14%      90.47%       4.39%       5.14%
Janus Aspen Balanced Portfolio                  78.95%       2.36%       4.05%      92.50%       2.76%       4.74%
Janus Aspen Growth and Income Portfolio         90.84%       3.16%       4.83%      91.92%       3.20%       4.88%
Janus Aspen Strategic Value Portfolio           87.17%       1.88%       2.04%      95.70%       2.06%       2.24%
Janus Aspen International Growth Portfolio      61.02%       2.22%       3.20%      91.83%       3.35%       4.82%
Janus Aspen Worldwide Growth Portfolio          69.84%       2.60%       3.63%      91.80%       3.42%       4.78%
Janus Aspen Global Life Sciences Portfolio      94.48%       1.31%       4.21%      94.48%       1.31%       4.21%
Janus Aspen Global Technology Portfolio         91.43%       3.34%       4.89%      91.75%       3.35%       4.90%
Janus Aspen Global Value Portfolio             100.00%       0.00%       0.00%     100.00%       0.00%       0.00%
Janus Aspen Flexible Income Portfolio           79.91%       3.22%       4.19%      91.52%       3.69%       4.79%
Janus Aspen Money Market Portfolio              91.74%       6.18%       2.08%      91.74%       6.18%       2.08%
------------------------------------------------------------------------------------------------------------------


90 and 91 Janus Aspen Series June 30, 2002

NOTES

92 Janus Aspen Series June 30, 2002

NOTES

                                             JANUS ASPEN SERIES JUNE 30, 2002 93

                                  [LOGO] JANUS

                                  www.janus.com

                               100 Fillmore Street
                                Denver, CO 80206
                                 1-800-504-4440

Portfolios distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (8/02) 109-24-000 8/02

June 30, 2002

Berger Institutional
Products Trust
Semi-Annual Report

[BERGER FUNDS LOGO]

BERGER IPT-GROWTH FUND

BERGER IPT-LARGE CAP GROWTH FUND

BERGER IPT-SMALL COMPANY GROWTH FUND

BERGER IPT-INTERNATIONAL FUND

BERGER IPT-MID CAP VALUE FUND

BERGER IPT-LARGE CAP VALUE FUND

This report reflects the financial position of each Fund at June 30, 2002 and the results of operations and changes in their net assets for the periods indicated.

                                                                Berger IPT Funds

TABLE OF CONTENTS
================================================================================

BERGER IPT FUNDS

Berger IPT-Growth Fund ....................................................    4

Berger IPT-Large Cap Growth Fund ..........................................    8

Berger IPT-Small Company Growth Fund ......................................   12

Berger IPT-International Fund .............................................   16

Berger IPT-Mid Cap Value Fund .............................................   20

Berger IPT-Large Cap Value Fund ...........................................   24

FINANCIAL STATEMENTS AND NOTES

Statements of Assets and Liabilities ......................................   27

Statements of Operations ..................................................   28

Statements of Changes in Net Assets .......................................   29

Notes to Financial Statements .............................................   32

FINANCIAL HIGHLIGHTS ......................................................   36

FUND TRUSTEES AND OFFICERS (UNAUDITED) ....................................   39

Shares of the Funds are not offered directly to the public but are sold only in connection with investments in variable annuity and variable life insurance contracts issued by life insurance companies, as well as to certain qualified retirement plans.

This material must be preceded or accompanied by a prospectus for Berger Funds that contains more complete information including risks, fees and expenses. Please read it carefully before you invest. Berger Distributors LLC (8/02)


                             Berger IPT Funds o June 30, 2002 Semi-Annual Report

4

BERGER IPT-                  Ticker Symbol                                BGROX
GROWTH FUND                  PORTFOLIO MANAGER COMMENTARY    JAY W. TRACEY, CFA
================================================================================

Market Conditions

During the first half of 2002, the major stock-market averages gave up essentially all of their gains from the fourth quarter of 2001 and closed near their post-9/11 recession lows, despite renewed growth in the economy. In the first quarter, continued positive economic news was overshadowed by a new crisis of confidence brought about by the Enron bankruptcy and concerns related to the escalating conflict in the Middle East. In the second quarter, additional reports of accounting improprieties, bankruptcies and near- bankruptcies, as well as other corporate management and governance issues, produced a more serious loss of confidence, and the stock market sold off sharply. Economic growth continued in the second quarter, although at a slower pace than in the first quarter. But the primary issue for the market, in our opinion, was - and is - a crisis of confidence.

Fund Performance

During the six-month period ended June 30, 2002, the Berger IPT-Growth Fund (the "Fund") was down 25.53%, underperforming its benchmark, the Russell 3000 Growth Index,(1) which posted a 20.54% decline, and a 13.16% decline in the Standard & Poor's (S&P) 500 Index.(2) The Fund's underperformance was primarily a result of its enterprise software holdings and its position in Tyco International Ltd. Corporate information technology (IT) spending was weaker than expected, which particularly hurt enterprise software stocks. Based on deteriorating fundamentals, most of the Fund's software holdings were reduced or sold. Tyco was held through most of the period, regrettably, based on our belief in the viability and attractiveness of its businesses. However, once former CEO Dennis Koslowski was indicted for tax evasion, the company no longer met our management credibility requirements and was sold.

The Fund's consumer holdings performed relatively well this period. Casual dining restaurant chains in particular were strong performers. Holdings in Brinker International, Inc. and P.F. Chang's China Bistro, Inc., for example, traded up in response to continued strong sales and earnings performance. Other consumer areas were mixed. We reduced the Fund's exposure to cable television stocks as they fell victim to the crisis of confidence, we believe, as a result of their balance sheet debt and lack of free cash flow. On the other hand, certain advertising-driven stocks such as Viacom, Inc., a new holding for the Fund, performed better in response to increased corporate advertising spending and good earnings reports.

The Fund's results in the healthcare sector were mixed. Biotechnology stocks were weak, we believe, in part because of concerns about their ability to get new products approved by a seemingly tougher U.S. Food and Drug Administration, and because they generally tend to be sensitive to the general direction of the stock market. We substantially reduced the Fund's biotechnology exposure. The Fund's newer holdings in healthcare services performed relatively well. Hospital providers such as Tenet Healthcare Corp., which was added last year, and HMOs such as Wellpoint Health Networks, Inc. which was added during the period, responded well to improving fundamentals and accelerating growth.

We reduced the Fund's overall exposure to technology stocks as the much-anticipated recovery in corporate IT spending appears to have been delayed. Weightings of various segments were also changed. On the basis of their better fundamentals, we added semiconductor and semiconductor capital equipment holdings in place of software holdings that were sold.

The Fund continues to be underweighted in technology as we wait for more evidence of a broad cyclical improvement in the sector.

In other areas, we moderately increased the Fund's energy exposure, primarily in services companies, which we believe are poised for an upturn. The Fund's exposure to financials was also increased from an underweight to an equally weighted position relative to its benchmark. We believe that economic conditions and a steep yield curve will continue to favor selected financials enough to justify being market weighted for at least the intermediate term.

Outlook

Our fundamental growth team believes the economy is on a path of sustained, moderate growth. Further, and perhaps more important, we believe that low inflation, moderate unit labor costs and strong productivity gains should result in a rebound in corporate profit growth in the quarters ahead. Historically, a corporate profit rebound would be good news for stocks. However, until the crisis of confidence passes, we believe stocks may not respond to improving fundamentals. Nevertheless, we are optimistic that, in time, companies with good fundamentals should win out and the bear market will come to an end.


Berger IPT Funds o June 30, 2002 Semi-Annual Report

                                                                Berger IPT Funds
PERFORMANCE OVERVIEW

================================================================================

BERGER IPT-GROWTH FUND --

GROWTH OF $10,000

[GRAPH]

Berger IPT-Growth Fund          $ 8,499

Russell 3000 Growth Index       $12,883

S&P 500 Index                   $16,583


AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2002

One Year                (35.46)%

Five Year                (5.46)%

Life of Fund (5/1/96)    (2.60)%

(1) The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indexes. The Index is unmanaged, and investors cannot actually make investments in the Index. Dividends are reinvested.

(2) The Standard and Poor's 500 Index is a market capitalization weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and Over-the-Counter market. The Index is unmanaged, and investors cannot actually make investments in the Index. Dividends are reinvested.

Opinions and forecasts regarding sectors, industries, companies and/or themes are subject to change at any time based on market conditions and should not be construed as a recommendation of any specific security. Portfolio holdings and composition are subject to change.

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Returns for periods of less than one year are not annualized. Due to market volatility, the Fund's current performance may be lower than the figures shown. Please visit our web site at berger.com for more current performance information.

================================================================================

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (92.93%)
Aerospace/Defense (1.52%)
         1,200  Lockheed Martin Corp.                                   $ 83,400
--------------------------------------------------------------------------------

Aerospace/Defense Equipment (1.05%)
           900  Alliant Techsystems, Inc.*                                57,420
--------------------------------------------------------------------------------

Banks - Super Regional (1.10%)
           900  Fifth Third Bancorp                                       59,985
--------------------------------------------------------------------------------

Commercial Services - Miscellaneous (2.88%)
         4,600  The Corporate Executive Board Co.*                       157,550
--------------------------------------------------------------------------------

Commercial Services - Schools (1.41%)
         1,900  Education Management Corp.*                               77,387
--------------------------------------------------------------------------------

Computer - Networking (1.16%)
         2,100  Brocade Communications Systems, Inc.*                     36,708
         1,900  Cisco Systems, Inc.*                                      26,505
--------------------------------------------------------------------------------
                                                                          63,213
--------------------------------------------------------------------------------

Computer - Services (0.74%)
         1,600  Anteon International Corp.*                               40,448
--------------------------------------------------------------------------------


                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (92.93%) - CONTINUED
Computer Software - Desktop (4.07%)
         1,400  Adobe Systems, Inc.                                     $ 39,900
         3,340  Microsoft Corp.*                                         182,698
--------------------------------------------------------------------------------
                                                                         222,598
--------------------------------------------------------------------------------

Computer Software - Enterprise (1.46%)
         2,800  J.D. Edwards & Co.*                                       34,020
         3,700  Oracle Corp.*                                             35,039
         3,400  SeeBeyond Technology Corp.*                               10,540
--------------------------------------------------------------------------------
                                                                          79,599
--------------------------------------------------------------------------------

Cosmetics/Personal Care (1.07%)
           770  Alberto-Culver Co. - Class B                              36,806
           500  Weight Watchers International, Inc.*                      21,720
--------------------------------------------------------------------------------
                                                                          58,526
--------------------------------------------------------------------------------

Electrical - Equipment (2.38%)
         4,490  General Electric Co.                                     130,435
--------------------------------------------------------------------------------

Electronics - Military Systems (0.49%)
           500  L-3 Communications Holdings, Inc.*                        27,000
--------------------------------------------------------------------------------


                             Berger IPT Funds o June 30, 2002 Semi-Annual Report

6

                                                                Berger IPT Funds

BERGER IPT-
GROWTH FUND
================================================================================

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                    June 30, 2002
---------------------------------------------------------------------------------
Shares                                                                      Value
---------------------------------------------------------------------------------
COMMON STOCK (92.93%) - CONTINUED
Electronics - Scientific Instruments (0.55%)
         1,000  Photon Dynamics, Inc.*                                   $ 30,000
---------------------------------------------------------------------------------

Electronics - Semiconductor Equipment (1.12%)
         1,600  Applied Materials, Inc.*                                   30,432
           700  KLA-Tencor Corp.*                                          30,793
---------------------------------------------------------------------------------
                                                                           61,225
---------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (3.63%)
         3,600  Intel Corp.                                                65,772
         1,900  Intersil Corp. - Class A*                                  40,622
         2,800  Microchip Technology, Inc.*                                76,804
         2,000  RF Micro Devices, Inc.*                                    15,240
---------------------------------------------------------------------------------
                                                                          198,438
---------------------------------------------------------------------------------

Finance - Consumer/Commercial Loans (3.11%)
         1,600  Americredit Corp.*                                         44,880
         1,100  Capital One Financial Corp.                                67,155
           600  SLM Corp.                                                  58,140
---------------------------------------------------------------------------------
                                                                          170,175
---------------------------------------------------------------------------------

Finance - Mortgage & Related Services (1.01%)
           900  Freddie Mac                                                55,080
---------------------------------------------------------------------------------

Financial Services - Miscellaneous (6.44%)
         5,000  Concord EFS, Inc.*                                        150,700
         1,600  First Data Corp.                                           59,520
         1,400  Fiserv, Inc.*                                              51,394
         2,700  Investors Financial Services Corp.                         90,558
---------------------------------------------------------------------------------
                                                                          352,172
---------------------------------------------------------------------------------

Food - Miscellaneous Preparation (2.29%)
         2,600  Pepsico, Inc.                                             125,320
---------------------------------------------------------------------------------

Insurance - Diversified (1.00%)
           800  American International Group, Inc.                         54,584
---------------------------------------------------------------------------------

Internet - E*Commerce (0.56%)
           500  eBay, Inc.*                                                30,810
---------------------------------------------------------------------------------

Leisure Services (1.31%)
         2,000  Sabre Holdings Corp.*                                      71,600
---------------------------------------------------------------------------------

Machinery - General Industrial (0.82%)
         1,500  Flowserve Corp.*                                           44,700
---------------------------------------------------------------------------------

Media - Cable/Satellite TV (0.68%)
         2,000  EchoStar Communications
                Corp. - Class A*                                           37,120
---------------------------------------------------------------------------------
Media - Radio/TV (5.44%)
         3,400  Clear Channel Communications, Inc.*                       108,868
         2,200  Univision Communications,
                Inc. - Class A*                                            69,080
         2,700  Viacom, Inc. - Class B                                    119,799
---------------------------------------------------------------------------------
                                                                          297,747
---------------------------------------------------------------------------------




                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (92.93%) - CONTINUED
Medical - Biomedical/Biotechnology (2.34%)
           900  Amgen, Inc.*                                            $ 37,692
         1,000  Gilead Sciences, Inc.*                                    32,880
           350  IDEC Pharmaceuticals Corp.*                               12,408
         1,400  Invitrogen Corp.*                                         44,814
--------------------------------------------------------------------------------
                                                                         127,794
--------------------------------------------------------------------------------

Medical - Drug/Diversified (2.11%)
         1,400  Abbott Laboratories                                       52,710
         1,200  Johnson & Johnson                                         62,712
--------------------------------------------------------------------------------
                                                                         115,422
--------------------------------------------------------------------------------

Medical - Ethical Drugs (9.47%)
           500  Allergan, Inc.                                            33,375
         2,700  King Pharmaceuticals, Inc.*                               60,075
         6,200  Pfizer, Inc.                                             217,000
         2,400  Pharmacia Corp.                                           89,880
         2,300  Wyeth                                                    117,760
--------------------------------------------------------------------------------
                                                                         518,090
--------------------------------------------------------------------------------

Medical - Genetics (0.55%)
           900  Genentech, Inc.*                                          30,150
--------------------------------------------------------------------------------

Medical - Health Maintenance Organizations (2.18%)
           500  Anthem, Inc.*                                             33,740
         1,100  Wellpoint Health Networks, Inc.*                          85,591
--------------------------------------------------------------------------------
                                                                         119,331
--------------------------------------------------------------------------------

Medical - Hospitals (4.09%)
         4,700  Health Management Associates,
                Inc.- Class A*                                            94,705
         1,800  Tenet Healthcare Corp.*                                  128,790
--------------------------------------------------------------------------------
                                                                         223,495
--------------------------------------------------------------------------------

Medical - Products (3.20%)
         2,400  Baxter International, Inc.                               106,680
           900  Medtronic, Inc.                                           38,565
           400  St. Jude Medical, Inc.*                                   29,540
--------------------------------------------------------------------------------
                                                                         174,785
--------------------------------------------------------------------------------

Medical - Wholesale Drugs/Supplies (2.93%)
         1,300  AmerisourceBergen Corp.                                   98,800
         1,000  Cardinal Health, Inc.                                     61,410
--------------------------------------------------------------------------------
                                                                         160,210
--------------------------------------------------------------------------------

Medical/Dental - Services (1.13%)
           600  Laboratory Corp. of America Holdings*                     27,390
           400  Quest Diagnostics, Inc.*                                  34,420
--------------------------------------------------------------------------------
                                                                          61,810
--------------------------------------------------------------------------------

Oil & Gas - Canadian Integrated (0.59%)
         1,800  Suncor Energy, Inc.                                       32,148
--------------------------------------------------------------------------------


Berger IPT Funds o June 30, 2002 Semi-Annual Report

                                                                Berger IPT Funds

================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares/Par Value                                                           Value
--------------------------------------------------------------------------------
COMMON STOCK (92.93%) - CONTINUED
Oil & Gas - Drilling (2.09%)
         1,500  ENSCO International, Inc.                             $   40,890
           700  Noble Corp.*                                              27,020
         1,500  Transocean, Inc.                                          46,725
--------------------------------------------------------------------------------
                                                                         114,635
--------------------------------------------------------------------------------

Oil & Gas - Field Services (0.43%)
           700  BJ Services Co.*                                          23,715
--------------------------------------------------------------------------------

Oil & Gas - Machinery & Equipment (1.50%)
         1,900  Weatherford International Ltd.*                           82,080
--------------------------------------------------------------------------------

Retail - Consumer Electronics (1.26%)
         1,900  Best Buy Co., Inc.*                                       68,970
--------------------------------------------------------------------------------

Retail - Home Furnishings (1.52%)
         2,200  Bed Bath & Beyond, Inc.*                                  83,028
--------------------------------------------------------------------------------

Retail - Mail Order & Direct (0.99%)
         2,300  USA Interactive*                                          53,935
--------------------------------------------------------------------------------

Retail - Major Discount Chains (1.71%)
         1,700  Wal-Mart Stores, Inc.                                     93,517
--------------------------------------------------------------------------------

Retail - Miscellaneous/Diversified (0.56%)
         1,500  Hollywood Entertainment Corp.*                            31,020
--------------------------------------------------------------------------------

Retail - Restaurants (5.03%)
         5,900  Brinker International, Inc.*                             187,325
         2,800  P.F. Chang's China Bistro, Inc.*                          87,976
--------------------------------------------------------------------------------
                                                                         275,301
--------------------------------------------------------------------------------

Retail/Wholesale - Building Products (1.00%)
         1,500  Home Depot, Inc.                                          55,095
--------------------------------------------------------------------------------

Telecommunications - Equipment (0.96%)
         2,600  UTStarcom, Inc.*                                          52,442
--------------------------------------------------------------------------------

Total Common Stock
(Cost $5,465,258)                                                      5,083,505
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (7.06%)
         $386,000 State Street Repurchase Agreement,
                  1.92%, dated 6/28/02, due 7/1/02,
                  to be repurchased at $386,062#                         386,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $386,000)                                                          386,000
--------------------------------------------------------------------------------
Total Investments (Cost $5,851,258) (99.99%)                           5,469,505
Total Other Assets, Less Liabilities (0.01%)                                 504
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                  $5,470,009
--------------------------------------------------------------------------------

* Non-income producing security.
# - The repurchase agreement is fully collateralized by U.S. government and/or government agency obligations based on market prices at the date of this schedule of investments.

See notes to financial statements.


                             Berger IPT Funds o June 30, 2002 Semi-Annual Report

8

BERGER IPT-LARGE CAP       Ticker Symbol                                   BGINX
GROWTH FUND                PORTFOLIO MANAGER COMMENTARY    STEVEN L. FOSSEL, CFA
================================================================================

Market Conditions

During the first half of 2002, the major stock-market averages gave up essentially all of their gains from the fourth quarter of 2001 and closed near their post-9/11 recession lows, despite renewed growth in the economy. In the first quarter, continued positive economic news was overshadowed by a new crisis of confidence brought about by the Enron bankruptcy and concerns related to the escalating conflict in the Middle East. In the second quarter, additional reports of accounting improprieties, bankruptcies and near- bankruptcies, as well as other corporate management and governance issues, produced a more serious loss of confidence, and the stock market sold off sharply. Economic growth continued in the second quarter, although at a slower pace than in the first quarter. But the primary issue for the market, in our opinion, was -and is- a crisis of confidence.

Fund Performance

Against this backdrop, the Berger IPT-Large Cap Growth Fund (the "Fund") posted a 24.22% loss for the six-month period ended June 30, 2002, underperforming its benchmark, the Russell 1000 Growth Index,1 which posted a 20.78% decline, and a 13.16% decline in the Standard & Poor's (S&P) 500 Index.2 We attribute much of the Fund's underperformance to one holding: Tyco International Ltd. Throughout the period, we slowly reduced the Fund's position in the stock in an attempt to manage risk and sold out completely following former CEO Dennis Koslowski's indictment for tax evasion. While we believed Tyco had attractive business prospects and was inexpensive, we could not overlook management's lack of credibility.

Throughout the first six months of 2002, we strove to position the Fund to benefit from an improving economy by adding more cyclical stocks to the portfolio. We established small positions in the previously unrepresented areas of basic materials and transportation. We also reduced the Fund's weighting in the technology and capital goods sectors and increased its weighting in healthcare and consumer cyclical stocks.

After rallying at the end of the fourth quarter 2001, technology stocks in general declined sharply in the first part of 2002. Software stocks VeriSign, Inc. and Check Point Software Technologies Ltd. in particular both hurt the Fund's performance this period. Corporate spending in these areas was weaker than expected, and earnings expectations for the remainder of the year are dismal. As a result, the stocks were sold.

The Fund's healthcare holdings performed well this period. Healthcare services stocks such as Tenet Healthcare Corp., HCA, Inc. and Wellpoint Health Networks, Inc. were strong performers. We believe the continuation of strong pricing and volume trends has led to faster-than-expected earnings growth for these companies. Allergan, Inc., a new holding, also performed well.

Results in the consumer area were mixed. Cable stocks including Charter Communications, Inc. and Comcast Corp. performed poorly. Both companies have rolled out new services that we believe will contribute to growth longer term. Near term, however, they are being punished for their lack of positive free cash flow. We sold Charter, but maintained the Fund's position in Comcast because we believe the company should see substantial savings and improved growth from its pending acquisition of AT&T Broadband.

In other areas, Sprint Corp. (PCS Group), a wireless services provider, suffered a large decline for reasons similar to the cable stocks; they are highly leveraged and are cash-flow-negative. The stock was sold. In financials, Fifth Third Bancorp., a regional bank, continues to execute well and was a positive contributor to Fund performance this period. Energy stocks such as Weatherford International Ltd. were positive contributors to the Fund's performance as higher commodity prices led to increased drilling activity. Defense stocks also performed well. The Fund realized gains in Northrop Grumman Corp. and Raytheon Co.; the proceeds from the sale of these two holdings were used to establish a new position in Lockheed Martin Corp.

Outlook

Our fundamental growth team believes the economy is on a path of sustained, moderate growth. Further, and perhaps more important, we believe that low inflation, moderate unit labor costs and strong productivity gains should result in a rebound in corporate profits growth in the quarters ahead. Historically, a corporate profit rebound would be good news for stocks. However, until the crisis of confidence passes, we believe stocks may not respond to improving fundamentals. Nevertheless, we are optimistic that, in time, companies with good fundamentals should win out and the bear market will come to an end.


Berger IPT Funds o June 30, 2002 Semi-Annual Report

                                                                Berger IPT Funds

PERFORMANCE OVERVIEW
================================================================================

BERGER IPT-LARGE CAP GROWTH FUND-GROWTH OF $10,000

[GRAPH]

Berger IPT-Large Cap
  Growth Fund                   $13,997

Russell 1000 Growth Index       $13,383

S&P 500 Index                   $16,583

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2002

One Year                (32.57)%

Five Year                 2.58%

Life of Fund (5/1/96)     5.60%


(1) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged, and investors cannot actually make investments in the Index. Dividends are reinvested.

(2) The Standard and Poor's 500 Index is a market capitalization weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and Over-the-Counter market. The Index is unmanaged, and investors cannot actually make investments in the Index. Dividends are reinvested.

OPINIONS AND FORECASTS REGARDING SECTORS, INDUSTRIES, COMPANIES AND/OR THEMES ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET CONDITIONS AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY. PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Returns for periods of less than one year are not annualized. Due to market volatility, the Fund's current performance may be lower than the figures shown. Please visit our web site at berger.com for more current performance information.

================================================================================

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (95.11%)
Aerospace/Defense (1.49%)
          4,300  Lockheed Martin Corp.                                  $298,850
--------------------------------------------------------------------------------

Banks - Money Center (1.77%)
          9,173  Citigroup, Inc.                                         355,454
--------------------------------------------------------------------------------

Banks - Super Regional (1.70%)
          5,125  Fifth Third Bancorp                                     341,580
--------------------------------------------------------------------------------

Commercial Services - Advertising (0.50%)
          2,200  Omnicom Group, Inc.                                     100,760
--------------------------------------------------------------------------------

Computer - Manufacturers (2.22%)
         11,300  Dell Computer Corp.*                                    295,382
          2,090  International Business Machines Corp.                   150,480
--------------------------------------------------------------------------------
                                                                         445,862
--------------------------------------------------------------------------------

Computer - Networking (2.43%)
          5,000  Brocade Communications Systems, Inc.*                    87,400
         28,718  Cisco Systems, Inc.*                                    400,616
--------------------------------------------------------------------------------
                                                                         488,016
--------------------------------------------------------------------------------

                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (95.11%) - CONTINUED
Computer Software - Desktop (6.21%)
          8,000  Adobe Systems, Inc.                                  $  228,000
         18,660  Microsoft Corp.*                                      1,020,702
--------------------------------------------------------------------------------
                                                                       1,248,702
--------------------------------------------------------------------------------

Computer Software - Enterprise (0.57%)
         12,000  Oracle Corp.*                                           113,640
--------------------------------------------------------------------------------

Diversified Operations (0.73%)
          9,980  AOL Time Warner, Inc.*                                  146,806
--------------------------------------------------------------------------------

Electrical - Equipment (4.05%)
         28,020  General Electric Co.                                    813,981
--------------------------------------------------------------------------------

Electronics - Miscellaneous Products (1.05%)
          9,300  Celestica, Inc.*                                        211,203
--------------------------------------------------------------------------------

Electronics - Semiconductor Equipment (1.64%)
          6,600  Applied Materials, Inc.*                                125,532
          4,630  KLA-Tencor Corp.*                                       203,674
--------------------------------------------------------------------------------
                                                                         329,206
--------------------------------------------------------------------------------


                             Berger IPT Funds o June 30, 2002 Semi-Annual Report

10

BERGER IPT-LARGE CAP
GROWTH FUND
================================================================================

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (95.11%) - CONTINUED
Electronics - Semiconductor Manufacturing (6.32%)
         12,400  Analog Devices, Inc.*                               $   368,280
         17,000  Intel Corp.                                             310,590
          6,000  Intersil Corp. - Class A*                               128,280
          4,400  Micron Technology, Inc.*                                 88,968
         15,800  Texas Instruments, Inc.                                 374,460
--------------------------------------------------------------------------------
                                                                       1,270,578
--------------------------------------------------------------------------------

Finance - Consumer/Commercial Loans (1.40%)
          4,600  Capital One Financial Corp.                             280,830
--------------------------------------------------------------------------------

Finance - Investment Brokers (1.02%)
          2,800  Goldman Sachs Group, Inc.                               205,380
--------------------------------------------------------------------------------

Finance - Mortgage & Related Services (2.07%)
          2,000  Fannie Mae                                              147,500
          4,400  Freddie Mac                                             269,280
--------------------------------------------------------------------------------
                                                                         416,780
--------------------------------------------------------------------------------

Financial Services - Miscellaneous (3.11%)
         14,100  Concord EFS, Inc.*                                      424,974
          5,400  First Data Corp.                                        200,880
--------------------------------------------------------------------------------
                                                                         625,854
--------------------------------------------------------------------------------

Food - Miscellaneous Preparation (1.05%)
          4,400  Pepsico, Inc.                                           212,080
--------------------------------------------------------------------------------

Insurance - Diversified (1.55%)
          4,580  American International Group, Inc.                      312,493
--------------------------------------------------------------------------------

Internet - E*Commerce (0.95%)
          3,100  eBay, Inc.*                                             191,022
--------------------------------------------------------------------------------

Leisure - Products (0.51%)
          2,000  Harley-Davidson, Inc.                                   102,540
--------------------------------------------------------------------------------

Leisure Services (1.10%)
          8,000  Carnival Corp.                                          221,520
--------------------------------------------------------------------------------

Media - Cable/Satellite TV (2.06%)
         11,850  Comcast Corp. - Special Class A*                        282,504
          7,100  EchoStar Communications
                 Corp. - Class A*                                        131,776
--------------------------------------------------------------------------------
                                                                         414,280
--------------------------------------------------------------------------------

Media - Radio/TV (2.88%)
          6,000  Clear Channel Communications, Inc.*                     192,120
          8,700  Viacom, Inc. - Class B                                  386,019
--------------------------------------------------------------------------------
                                                                         578,139
--------------------------------------------------------------------------------

Medical - Biomedical/Biotechnology (1.93%)
          9,280  Amgen, Inc.*                                            388,646
--------------------------------------------------------------------------------

                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (95.11%) - CONTINUED
Medical - Drug/Diversified (2.88%)
          4,700  Abbott Laboratories                                  $  176,955
          7,700  Johnson & Johnson                                       402,402
--------------------------------------------------------------------------------
                                                                         579,357
--------------------------------------------------------------------------------

Medical - Ethical Drugs (11.62%)
          3,000  Allergan, Inc.                                          200,250
          1,800  Eli Lilly & Co.                                         101,520
         26,800  Pfizer, Inc.                                            938,000
         14,280  Pharmacia Corp.                                         534,786
         10,990  Wyeth                                                   562,688
--------------------------------------------------------------------------------
                                                                       2,337,244
--------------------------------------------------------------------------------

Medical - Genetics (1.05%)
          6,330  Genentech, Inc.*                                        212,055
--------------------------------------------------------------------------------

Medical - Health Maintenance Organizations (0.97%)
          2,500  Wellpoint Health Networks*                              194,525
--------------------------------------------------------------------------------

Medical - Hospitals (4.66%)
         10,300  HCA, Inc.                                               489,250
          6,250  Tenet Healthcare Corp.*                                 447,188
--------------------------------------------------------------------------------
                                                                         936,438
--------------------------------------------------------------------------------

Medical - Products (3.02%)
          9,200  Baxter International, Inc.                              408,940
          4,650  Medtronic, Inc.                                         199,253
--------------------------------------------------------------------------------
                                                                         608,193
--------------------------------------------------------------------------------

Medical - Wholesale Drugs/Supplies (2.14%)
          7,000  Cardinal Health, Inc.                                   429,870
--------------------------------------------------------------------------------

Metal Ores - Miscellaneous (1.14%)
          6,900  Alcoa, Inc.                                             228,735
--------------------------------------------------------------------------------

Oil & Gas - Drilling (1.05%)
          6,800  Transocean, Inc.                                        211,820
--------------------------------------------------------------------------------

Oil & Gas - International Integrated (1.32%)
          3,280  TotalFinaElf SA - Spon. ADR                             265,352
--------------------------------------------------------------------------------

Oil & Gas - Machinery & Equipment (1.48%)
          6,900  Weatherford International Ltd.*                         298,080
--------------------------------------------------------------------------------

Retail - Consumer Electronics (1.33%)
          7,350  Best Buy Co., Inc.*                                     266,805
--------------------------------------------------------------------------------

Retail - Mail Order & Direct (0.93%)
          8,000  USA Interactive*                                        187,600
--------------------------------------------------------------------------------


Berger IPT Funds o June 30, 2002 Semi-Annual Report

                                                                Berger IPT Funds

================================================================================

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares/Par Value                                                           Value
--------------------------------------------------------------------------------
COMMON STOCK (95.11%) - CONTINUED
Retail - Major Discount Chains (4.26%)
          4,500  Costco Wholesale Corp.*                             $   173,790
         12,400  Wal-Mart Stores, Inc.                                   682,124
--------------------------------------------------------------------------------
                                                                         855,914
--------------------------------------------------------------------------------

Retail/Wholesale - Building Products (3.79%)
         11,500  Home Depot, Inc.                                        422,395
          7,500  Lowe's Companies, Inc.                                  340,500
--------------------------------------------------------------------------------
                                                                         762,895
--------------------------------------------------------------------------------

Soap & Cleaning Preparations (0.98%)
          2,200  Procter & Gamble Co.                                    196,460
--------------------------------------------------------------------------------

Telecommunications - Equipment (1.14%)
          8,134  Nokia Corp. - Spon. ADR                                 117,780
          4,040  QUALCOMM, Inc.*                                         111,060
--------------------------------------------------------------------------------
                                                                         228,840
--------------------------------------------------------------------------------

Transportation - Air Freight (1.04%)
          3,900  FedEx Corp.                                             208,260
--------------------------------------------------------------------------------
Total Common Stock
(Cost $21,391,082)                                                    19,122,645
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (3.29%)
       $662,000  State Street Repurchase Agreement,
                 1.92%, dated 6/28/02, due 7/1/02,
                 to be repurchased at $662,106#                          662,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $662,000)                                                          662,000
--------------------------------------------------------------------------------
Total Investments (Cost $22,053,082) (98.40%)                         19,784,645
Total Other Assets, Less Liabilities (1.60%)                             321,689
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                 $20,106,334
--------------------------------------------------------------------------------

*Non-income producing security.
ADR - American Depositary Receipt.
# - The repurchase agreement is fully collateralized by U.S. government and/or government agency obligations based on market prices at the date of this schedule of investments.

See notes to financial statements.


                             Berger IPT Funds o June 30, 2002 Semi-Annual Report

12

BERGER IPT-
SMALL COMPANY                Ticker Symbol                                BSCOX
GROWTH FUND                  PORTFOLIO MANAGER COMMENTARY    JAY W. TRACEY, CFA
================================================================================

Effective July 19, 2002, Jay Tracey assumed management of the Berger IPT-Small Company Growth Fund.

Market Conditions

During the first half of 2002, the major stock-market averages gave up essentially all of their gains from the fourth quarter of 2001 and closed near their post-9/11 recession lows, despite renewed growth in the economy. In the first quarter, continued positive economic news was overshadowed by a new crisis of confidence brought about by the Enron bankruptcy and concerns related to the escalating conflict in the Middle East. In the second quarter, additional reports of accounting improprieties, bankruptcies and near- bankruptcies, as well as other corporate management and governance issues, produced a more serious loss of confidence, and the stock market sold off sharply. Economic growth continued in the second quarter, although at a slower pace than in the first quarter. But the primary issue for the market, in our opinion, was -and is- a crisis of confidence.

Fund Performance

The Berger IPT-Small Company Growth Fund (the "Fund") posted a 29.16% loss for the six-month period ended June 30, 2002, underperforming its benchmark, the Russell 2000 Growth Index,1 which posted a 17.35% loss, and a 4.70% loss in the Russell 2000 Index.2 We attribute this underperformance to the Fund's aggressive stance and some company-specific disappointments.

In general, the Fund's technology holdings disappointed this period, particularly companies in the software industry. SeeBeyond Technology Corp., an application integration software vendor, reported disappointing earnings as a result of a difficult technology spending environment. Genesis Microchip, Inc., a manufacturer of semiconductors for flat panel displays, saw its stock decline after announcing that an acquisition would not be accretive to earnings immediately. We sold the position late in the first quarter. We continue to hold technology stocks we believe are fundamentally well-positioned to benefit from an upturn in the economy despite their short-term issues.

The Fund's relative underweight in financial services companies hurt performance this period. In general, most banks do not meet our growth-rate criteria, and as a result we were underweighted in financial companies relative to the benchmark. Banks in particular posted strong results this period.

Results in the consumer discretionary sector were mixed this period. Restaurants continued to post strong earnings and their stock prices reflected that strength. P.F. Chang's China Bistro, Inc. in particular was a strong performer this period. Other areas, such as radio broadcasters, were negative contributors to the Fund's performance. In addition to a weak advertising environment, many of these companies are carrying debt on their balance sheets from past acquisitions. We anticipate that the Fund's holdings, including Cumulus Media, Inc., should post stronger results when accounting concerns dissipate, and we have been adding to positions on this weakness.

Telecommunications stocks had a negative effect on Fund performance this period. Stock prices of companies such as Sprint affiliate Airgate PCS, Inc. suffered as subscriber growth among wireless service providers slowed tremendously throughout the first half of 2002. Because growth prospects in this sector no longer appear attractive to us, we sold many of the Fund's telecommunications holdings this period.

The Fund's biotechnology holdings performed poorly this period. ICOS Corp.'s new product launch was delayed by the FDA, and anti-cancer product developer Cell Therapeutics, Inc. saw its stock price decline despite showing strong clinical data. Although investor sentiment on the biotechnology group is quite negative presently, many of these companies continue to meet expectations for product sales and milestones for new drug development, and we expect these stocks to perform better going forward. There were a few bright spots in healthcare, including Accredo Health, Inc., a distributor of specialty pharmaceutical products.

Energy services and producer holdings performed relatively well this period. These include drilling stocks such as Rowan Companies, Inc., which is benefiting from increased drilling activity in the Gulf of Mexico.

Outlook

Our fundamental growth team believes the economy is on a path of sustained, moderate growth. Further, and perhaps more important, we believe that low inflation, moderate unit labor costs and strong productivity gains should result in a rebound in corporate profits growth in the quarters ahead. Historically, a corporate profit rebound would be good news for stocks. However, until the crisis of confidence passes, we believe stocks may not respond to improving fundamentals. Nevertheless, we are optimistic that, in time, companies with good fundamentals should win out and the bear market will come to an end.


Berger IPT Funds o June 30, 2002 Semi-Annual Report

                                                                Berger IPT Funds

PERFORMANCE OVERVIEW

================================================================================

BERGER IPT-SMALL COMPANY GROWTH FUND-GROWTH OF $10,000

[GRAPH]

Berger IPT-Small Company Growth Fund    $10,359

Russell 2000 Growth Index               $ 8,952

Russell 2000 Index                      $14,410


AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,2002

One Year                                (43.98)%
Five Year                                (0.04)%
Life of Fund (5/1/96)                     0.57%


(1) Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged, and investors cannot actually make investments in the Index. Dividends are reinvested.

(2) Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, and represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $490 million; the median market capitalization was approximately $395 million. The index had a total market capitalization range of approximately $1.3 billion to $128 million. The Index is unmanaged, and investors cannot actually make investments in the Index. Dividends are reinvested.

OPINIONS AND FORECASTS REGARDING SECTORS,INDUSTRIES,COMPANIES AND/OR THEMES ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET CONDITIONS AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY. PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Returns for periods of less than one year are not annualized. The Fund's performance has sustained significant gains and losses due to market volatility in the technology sector, and current performance may be lower than the figures shown. Investments in small company stocks may involve greater risks, including price volatility, and rewards than investments in larger companies. Please visit our web site at berger.com for more current performance information.


SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (99.72%)
Auto/Truck - Original Equipment (0.56%)
         4,330  Superior Industries
                International, Inc.                                   $  200,263
--------------------------------------------------------------------------------

Banks - West/Southwest (2.42%)
         9,360  Cullen/Frost Bankers, Inc.                               336,492
         5,680  East West Bancorp., Inc.                                 196,074
         5,740  Southwest Bancorp. of Texas, Inc.*                       207,903
         8,830  Sterling Bancshares, Inc.                                130,419
--------------------------------------------------------------------------------
                                                                         870,888
--------------------------------------------------------------------------------

Commercial Services - Miscellaneous (6.84%)
        16,605  FTI Consulting, Inc.*                                    581,341
        32,090  PRG-Schultz International, Inc.*                         395,028
        43,260  The Corporate Executive Board Co.*                     1,481,655
--------------------------------------------------------------------------------
                                                                       2,458,024
--------------------------------------------------------------------------------

Commercial Services - Staffing (2.53%)
        14,690  AMN Healthcare Services, Inc.*                           514,297
        46,460  MPS Group, Inc.*                                         394,910
--------------------------------------------------------------------------------
                                                                         909,207
--------------------------------------------------------------------------------

Computer - Integrated Systems (1.69%)
        18,910  Manhattan Associates, Inc.*                              608,145
--------------------------------------------------------------------------------


                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (99.72%) - CONTINUED
Computer - Services (2.49%)
        16,240  Anteon International Corp.*                           $  410,547
         6,190  CACI International, Inc.*                                236,396
        10,860  Veridian Corp.*                                          246,522
--------------------------------------------------------------------------------
                                                                         893,465
--------------------------------------------------------------------------------

Computer Software - Desktop (0.35%)
        17,340  Roxio, Inc.*                                             124,847
--------------------------------------------------------------------------------

Computer Software - Enterprise (3.43%)
         9,570  HPL Technologies, Inc.*                                  144,124
        32,250  J.D. Edwards & Co.*                                      391,838
        18,630  JDA Software Group, Inc.*                                526,484
        54,390  SeeBeyond Technology Corp.*                              168,609
--------------------------------------------------------------------------------
                                                                       1,231,055
--------------------------------------------------------------------------------

Computer Software - Medical (1.90%)
        10,870  Cerner Corp.*                                            519,912
        12,500  IDX Systems Corp.*                                       162,750
--------------------------------------------------------------------------------
                                                                         682,662
--------------------------------------------------------------------------------

Cosmetics/Personal Care (0.58%)
        13,560  NBTY, Inc.*                                              209,909
--------------------------------------------------------------------------------


                             Berger IPT Funds o June 30, 2002 Semi-Annual Report

14

BERGER IPT-
SMALL COMPANY
GROWTH FUND

================================================================================

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (99.72%) - CONTINUED
Diversified Operations (1.47%)
        12,960  Tredegar Corp.                                         $ 312,984
        16,210  Walter Industries, Inc.                                  216,404
--------------------------------------------------------------------------------
                                                                         529,388
--------------------------------------------------------------------------------

Electrical - Control Instruments (0.78%)
        13,690  Helix Technology Corp.                                   282,014
--------------------------------------------------------------------------------

Electrical - Equipment (1.28%)
        20,660  Advanced Energy Industries, Inc.*                        458,239
--------------------------------------------------------------------------------

Electronics - Laser Systems/Components (0.52%)
         5,290  Cymer, Inc.*                                             185,362
--------------------------------------------------------------------------------

Electronics - Military Systems (0.68%)
        13,340  The Titan Corp.*                                         243,989
--------------------------------------------------------------------------------

Electronics - Scientific Instruments (0.94%)
        11,260  Photon Dynamics, Inc.*                                   337,800
--------------------------------------------------------------------------------

Electronics - Semiconductor Equipment (4.55%)
        37,630  Axcelis Technologies, Inc. *                             425,219
        56,690  ChipPAC, Inc. - Class A*                                 350,344
        18,160  Kulicke and Soffa Industries, Inc.*                      225,002
        12,320  MKS Instruments, Inc.*                                   247,262
        15,780  Mykrolis Corp.*                                          186,362
         5,890  Varian Semiconductor Equipment
                Associates, Inc.*                                        199,848
--------------------------------------------------------------------------------
                                                                       1,634,037
--------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (4.10%)
        17,290  Amkor Technology, Inc.*                                  107,544
        67,500  Atmel Corp.*                                             422,550
        19,430  Lattice Semiconductor Corp.*                             169,818
        13,600  Sandisk Corp.*                                           168,640
         9,740  Semtech Corp.*                                           260,058
        12,680  Silicon Laboratories, Inc.*                              343,121
--------------------------------------------------------------------------------
                                                                       1,471,731
--------------------------------------------------------------------------------

Finance - Consumer/Commercial Loans (1.91%)
        24,520  Americredit Corp.*                                       687,785
--------------------------------------------------------------------------------

Finance - Investment Management (2.11%)
        12,300  Affiliated Managers Group, Inc.*                         756,450
--------------------------------------------------------------------------------

Financial Services - Miscellaneous (3.37%)
        36,130  Investors Financial Services Corp.                     1,211,800
--------------------------------------------------------------------------------

Household - Audio/Video (0.89%)
         6,480  Harman International Industries, Inc.                    319,140
--------------------------------------------------------------------------------

Household/Office Furniture (0.46%)
         5,510  Furniture Brands International, Inc.*                    166,678
--------------------------------------------------------------------------------


                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (99.72%) - CONTINUED
Insurance - Accident & Health (0.69%)
        10,410  American Medical Security
                Group, Inc.*                                          $  249,320
--------------------------------------------------------------------------------

Internet - E*Commerce (0.66%)
         7,620  Overstock.com, Inc.*                                     107,061
         6,390  Paypal, Inc.*                                            129,084
--------------------------------------------------------------------------------
                                                                         236,145
--------------------------------------------------------------------------------

Internet - Security/Solutions (1.22%)
        47,830  Digital River, Inc.*                                     439,558
--------------------------------------------------------------------------------

Internet - Software (1.12%)
        24,410  Concord Communications, Inc.*                            402,277
--------------------------------------------------------------------------------

Leisure - Gaming/Equipment (0.21%)
         9,420  Scientific Games Corp. - Class A*                         74,795
--------------------------------------------------------------------------------

Machinery - General Industrial (1.06%)
        12,810  Flowserve Corp.*                                         381,738
--------------------------------------------------------------------------------

Media - Radio/TV (2.04%)
        21,400  Cumulus Media, Inc. - Class A*                           294,892
        11,190  Radio One, Inc. - Class D*                               166,395
        27,130  Spanish Broadcasting
                System, Inc.- Class A*                                   271,300
--------------------------------------------------------------------------------
                                                                         732,587
--------------------------------------------------------------------------------

Medical - Biomedical/Biotechnology (4.60%)
        22,680  Celgene Corp.*                                           347,003
        50,200  Cell Therapeutics, Inc.*                                 274,042
         8,770  Enzon, Inc.*                                             215,830
        12,820  InterMune, Inc.*                                         270,502
        11,520  Invitrogen Corp.*                                        368,755
        23,880  Medarex, Inc.*                                           177,190
--------------------------------------------------------------------------------
                                                                       1,653,322
--------------------------------------------------------------------------------

Medical - Ethical Drugs (0.75%)
        13,110  First Horizon Pharmaceutical Corp.*                      271,246
--------------------------------------------------------------------------------

Medical - Generic Drugs (3.85%)
        17,710  Eon Labs, Inc.*                                          315,061
        31,130  SICOR, Inc.*                                             577,150
        20,050  Taro Pharmaceutical Industries Ltd.*                     491,626
--------------------------------------------------------------------------------
                                                                       1,383,837
--------------------------------------------------------------------------------

Medical - Health Maintenance Organizations (2.28%)
        16,130  Centene Corp.*                                           499,707
        10,170  MID Atlantic Medical Services*                           318,830
--------------------------------------------------------------------------------
                                                                         818,537
--------------------------------------------------------------------------------

Medical - Products (3.55%)
         7,530  Bio-Rad Laboratories, Inc.*                              342,690
         8,550  INAMED Corp.*                                            228,456
        12,910  Therasense, Inc.*                                        238,448
        51,740  Thoratec Corp.*                                          465,143
--------------------------------------------------------------------------------
                                                                       1,274,737
--------------------------------------------------------------------------------


Berger IPT Funds o June 30, 2002 Semi-Annual Report

                                                                Berger IPT Funds

================================================================================

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (99.72%) - CONTINUED
Medical - Systems/Equipment (0.36%)
         5,560  CTI Molecular Imaging, Inc.*                         $   127,546
--------------------------------------------------------------------------------

Medical/Dental - Services (1.91%)
         9,407  Accredo Health, Inc.*                                    434,039
         4,730  DIANON Systems, Inc.*                                    252,677
--------------------------------------------------------------------------------
                                                                         686,716
--------------------------------------------------------------------------------

Medical/Dental - Supplies (0.60%)
         4,540  The Cooper Companies, Inc.                               213,834
--------------------------------------------------------------------------------

Oil & Gas - Drilling (6.08%)
         9,510  Helmerich & Payne, Inc.                                  339,697
        11,490  Patterson-UTI Energy, Inc.*                              324,363
         7,910  Precision Drilling Corp.*                                274,793
        17,930  Pride International, Inc.*                               280,784
        45,020  Rowan Companies, Inc.                                    965,679
--------------------------------------------------------------------------------
                                                                       2,185,316
--------------------------------------------------------------------------------

Oil & Gas - Machinery & Equipment (1.74%)
        45,830  Grant Prideco, Inc.*                                     623,288
--------------------------------------------------------------------------------

Oil & Gas - U.S. Exploration & Production (1.29%)
        10,920  Evergreen Resources, Inc.*                               464,100
--------------------------------------------------------------------------------

Retail - Apparel/Shoe (4.27%)
         2,290  Aeropostale, Inc.*                                        62,677
        10,595  AnnTaylor Stores Corp.*                                  269,007
        15,960  Charlotte Russe Holding, Inc.*                           356,387
        18,380  Hot Topic, Inc.*                                         490,930
        16,060  Pacific Sunwear of California, Inc.*                     356,050
--------------------------------------------------------------------------------
                                                                       1,535,051
--------------------------------------------------------------------------------

Retail - Home Furnishings (1.98%)
        11,540  Linens 'n Things, Inc.*                                  378,627
        10,850  Williams-Sonoma, Inc.*                                   332,661
--------------------------------------------------------------------------------
                                                                         711,288
--------------------------------------------------------------------------------

Retail - Miscellaneous/Diversified (1.10%)
        11,670  Guitar Center, Inc.*                                     216,479
        13,870  West Marine, Inc.*                                       176,981
--------------------------------------------------------------------------------
                                                                         393,460
--------------------------------------------------------------------------------

Retail - Restaurants (1.70%)
         3,870  AFC Enterprises, Inc.*                                   120,937
        15,640  P.F. Chang's China Bistro, Inc.*                         491,409
--------------------------------------------------------------------------------
                                                                         612,346
--------------------------------------------------------------------------------

Retail - Super/Mini Markets (0.94%)
         7,020  Whole Foods Market, Inc.*                                338,504
--------------------------------------------------------------------------------

Retail/Wholesale - Auto Parts (0.37%)
         9,420  CSK Auto Corp.*                                          131,315
--------------------------------------------------------------------------------

Retail/Wholesale - Food (1.02%)
        20,190  Fleming Companies, Inc.                                  366,449
--------------------------------------------------------------------------------

                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (99.72%) - CONTINUED
Steel - Specialty Alloys (0.16%)
         4,840  Liquidmetal Technologies*                            $    56,144
--------------------------------------------------------------------------------

Telecommunications - Equipment (2.56%)
        70,530  Arris Group, Inc.*                                       315,974
        28,180  Harmonic, Inc.*                                          103,111
        24,900  UTStarcom, Inc.*                                         502,233
--------------------------------------------------------------------------------
                                                                         921,318
--------------------------------------------------------------------------------

Textile - Apparel Manufacturing (0.41%)
         5,990  Quicksilver, Inc.*                                       148,551
--------------------------------------------------------------------------------

Transportation - Services (1.85%)
        26,100  EGL, Inc.*                                               442,656
        12,840  Pacer International, Inc.*                               221,362
--------------------------------------------------------------------------------
                                                                         664,018
--------------------------------------------------------------------------------

Transportation - Truck (3.50%)
         7,100  CNF Transportation, Inc.                                 269,658
         8,280  J.B. Hunt Transport Services, Inc.*                      244,425
         5,760  Swift Transportation Co., Inc.*                          134,208
         4,750  USFreightways Corp.                                      179,883
        13,210  Yellow Corp.*                                            428,004
--------------------------------------------------------------------------------
                                                                       1,256,178
--------------------------------------------------------------------------------
Total Common Stock
(Cost $36,915,186)                                                    35,826,399
--------------------------------------------------------------------------------

PREFERRED STOCK - CONVERTIBLE (0.01%)
Telecommunications - Equipment (0.00%)
        39,167  Cidera, Inc. - Series D*@/                                    --
--------------------------------------------------------------------------------

Telecommunications - Wireless Services (0.01%)
         3,916  Mainstream Data, Inc.*@/                                   4,699
--------------------------------------------------------------------------------
Total Preferred Stock - Convertible
(Cost $342,691)                                                            4,699
--------------------------------------------------------------------------------
Total Investments (Cost $37,257,877) (99.73%)                         35,831,098
Total Other Assets, Less Liabilities (0.27%)                              96,746
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                 $35,927,844
--------------------------------------------------------------------------------

*Non-income producing security.

@ - Security valued at fair value determined in good faith pursuant to procedures established by and under the supervision of the Fund's trustees.

/    Schedule of Restricted Securities and/or Illiquid Securities

                                                                               Fair Value
                                      Date                           Fair        as a %
                                    Acquired         Cost           Value     of Net Assets
                                   ----------     ----------     ----------   -------------
Cidera, Inc. -
Series D -
 Preferred Stock                     9/1/2000             --             --           0.00%
Mainstream Data, Inc. -
 Preferred Stock                    2/21/2002     $  342,691     $    4,699           0.01%

See notes to financial statements.


                             Berger IPT Funds o June 30, 2002 Semi-Annual Report

16

                           Ticker Symbol                                   BINLX
BERGER IPT-                PORTFOLIO MANAGER COMMENTARY    BANK OF IRELAND ASSET
INTERNATIONAL FUND                                        MANAGEMENT (U.S.) LTD.
================================================================================

Market Conditions

In the first quarter, the appearance of a possible economic recovery in the United States boosted prospects for other economies. Equity markets drifted lower early in the year before moving forward to finish the quarter in positive territory. However, fragile investor confidence prompted a slump in almost all developed equity markets in the second quarter. Business confidence levels rose in the first half of the period only to sink again following a series of announcements about manipulated financial statements and bankruptcies. Although most of the incidents occurred in the United States, debt loads, accounting inconsistencies and corporate governance around the globe came under renewed scrutiny as a result.

Fund Performance

The Berger IPT-International Fund (the "Fund") posted a 3.75% loss for the six-month period ended June 30, 2002, underperforming its benchmark, the MSCI EAFE Index, 1 which posted a 1.38% loss. The Fund's telecommunications and media holdings continue to be the main drivers of the negative performance, offset somewhat by gains in the consumer and oil sectors. The Fund's exposure to more economically sensitive stocks had a negative impact on performance this period. By positioning the Fund for a muted global economic recovery, we have tended to avoid cyclical stocks, which performed well during the first quarter as investors anticipated a sharp upturn in growth (which has yet to be realized).

As mentioned, Fund performance was hurt most by its telecommunications holdings. Alcatel SA and Nokia Oyj in particular were disappointments. French-quoted Alcatel's stock dropped with shrinking demand. Alcatel's management is responding by aggressively reducing costs with the hope of weathering the current slump. Shares in Finland's Nokia dropped as the company lowered its estimate for growth in the mobile-phone handset market. Within this sector, we were pleased with the performance of Canon, Inc. Canon's shares were boosted by results released in April that exceed the company's own projections. Aided by the fall in the yen during the early part of 2002, sales growth was strong in both digital copiers and cameras.

The Fund's healthcare holdings were some of its best performers this period. In particular, Novartis AG stood out as a positive contributor. The Swiss pharmaceutical company's stock rose after releasing positive earnings results and reiterating its earnings growth targets for 2002-D2005. GlaxoSmithKline PLC suffered alongside many of its American counterparts in that it suffered from patent issues. The company lost a court case validating the patent expiry of one of its key drugs, the antibiotic Augmentin, clearing the way for generic competition.

Results in the consumer sector were mixed. We were disappointed with the performance of Vivendi Universal SA. Vivendi, the French-quoted multimedia company, saw its stock slump amid concerns about the level of debt that it has amassed during its three-year acquisition spree. Koninklijke Ahold NV also disappointed us this period. Netherlands-based Ahold is an international food provider with leading supermarket companies in the United States, Europe, Latin America and Asia. The company's shares fell when the company restated financial statements to comply with U.S. accounting rules. On the positive side, Diageo PLC performed well this period. The U.K.-based beverage company's recent results were in line with expectations. Diageo continues to focus on its drinks business by aggressively pursuing the disposal of its Burger King franchise.

The Fund's energy holdings performed well this period. TotalFinaElf SA, the world's fifth-largest integrated oil company, benefited from the rise of crude oil prices and continued cost savings from the acquisitions of Petrofina and Elf Aquitane. Shares in ENI S.p.A., an Italian oil company, also increased this period after the company reported a rise in second-quarter oil and gas output.

In other areas, we were disappointed with the performance of Telefonica SA and Vodafone Group PLC. Telefonica is Spain's leading mobile and fixed-line telecommunications operator, and the largest fixed-line operator in Latin America. The company's tough domestic markets have been exacerbated by difficulties in South America, with the economic crisis in Argentina and the potential escalation of the Brazilian economy's woes. U.K.-quoted Vodafone has been hurt by worries about the ability of mobile phone companies to generate sufficient revenue from next-generation services, such as 3G, to justify the investments of the last few years.

Outlook

We believe current investor sentiment is at a level that does not bode well for equity markets in the near term. Until the issue of accounting credibility is resolved, markets may struggle to make sustainable gains. Going forward, we believe it is likely that equity returns will be lower than in recent periods of growth. The financial scandals of the last nine months are likely to keep investor enthusiasm muted in the short term, until it can be shown that these problems are being addressed. The investigations taking place should provide some solace in this regard.

As markets shake off the valuation excesses that were built up during the latter part of the 1990s, we believe attractive opportunities will emerge as the benefits of anticipated improved economic conditions feed through to corporate earnings. We continue to look for quality companies with strong balance sheets where we can identify value investment opportunities.


Berger IPT Funds o June 30, 2002 Semi-Annual Report

                                                                Berger IPT Funds

PERFORMANCE OVERVIEW
================================================================================

BERGER IPT-INTERNATIONAL FUND -- GROWTH OF $10,000

[GRAPH]

Berger IPT-International Fund    $10,285

MSCI EAFE Index                  $10,553


AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,2002

One Year                                 (10.88)%
Five Year                                  0.23%
Life of Fund (5/1/97)                      0.55%


(1) The Morgan Stanley Capital International EAFE Index represents developed overseas markets. The figures are shown gross of capital gains and dividends. One cannot invest directly in an index.

OPINIONS AND FORECASTS REGARDING SECTORS, INDUSTRIES, COMPANIES AND/OR THEMES ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET CONDITIONS AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY. PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.

Foreign investing involves special risks, such as currency fluctuations and political and economic uncertainty, which are discussed further in the prospectus. Investments in the Fund are not insured by the Federal Deposit Insurance Corporation, are not deposits and are not obligations of,or endorsed or guaranteed in any way by, any bank.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Please visit our web site at berger.com for more current performance information.



SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                             June 30, 2002
------------------------------------------------------------------------------------------
Country/Shares  Company                         Industry                             Value
------------------------------------------------------------------------------------------
COMMON STOCK (99.92%)
Australia (3.52%)
         4,383  Brambles Industries Ltd.        Transport                       $   23,296
         7,520  Foster's Group Ltd.             Restaurants/Pubs/Breweries          19,985
         1,840  National Australia Bank Ltd.    Banks                               36,675
         3,727  News Corp. Ltd.                 Media & Photography                 20,313
         4,052  Westpac Banking Corp. Ltd.      Banks                               37,052
------------------------------------------------------------------------------------------
                                                                                   137,321
------------------------------------------------------------------------------------------

Belgium (0.47%)
           867  Fortis                          Banks                               18,443
------------------------------------------------------------------------------------------

China (0.75%)
       138,000  PetroChina Co. Ltd.             Oil & Gas                           29,370
------------------------------------------------------------------------------------------

Finland (0.69%)
         1,848  Nokia Oyj                       Information Technology Hardware     26,997
------------------------------------------------------------------------------------------

France (9.60%)
         1,800  Alcatel SA                      Information Technology Hardware     12,491
         1,623  Aventis SA                      Pharmaceuticals                    114,791
         2,985  AXA                             Insurance                           54,495
           380  Lafarge SA                      Construction & Building Materials   37,833
           850  TotalFinaElf SA - Class B       Oil & Gas                          137,749
           778  Vivendi Universal SA            Diversified Industrials             16,780
------------------------------------------------------------------------------------------
                                                                                   374,139
------------------------------------------------------------------------------------------


                             Berger IPT Funds o June 30, 2002 Semi-Annual Report

18

BERGER IPT-
INTERNATIONAL FUND

================================================================================

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                                         June 30, 2002
------------------------------------------------------------------------------------------------------
Country/Shares  Company                                 Industry                                 Value
------------------------------------------------------------------------------------------------------
COMMON STOCK (99.92%) - CONTINUED
Germany (6.44%)
           186  Allianz AG                              Insurance                           $   37,486
         1,624  Bayer AG                                Chemicals - Commodity                   51,948
         1,603  Bayerische Motoren Werke AG             Automobiles                             64,960
         1,669  E.ON AG                                 Diversified Industrials                 96,656
------------------------------------------------------------------------------------------------------
                                                                                               251,050
------------------------------------------------------------------------------------------------------

Hong Kong (1.85%)
         5,000  Cheung Kong (Holdings) Ltd.             Real Estate                             41,668
         4,000  Sun Hung Kai Properties Ltd.            Real Estate                             30,386
------------------------------------------------------------------------------------------------------
                                                                                                72,054
------------------------------------------------------------------------------------------------------

Italy (3.52%)
         5,169  ENI S.p.A.                              Oil & Gas                               82,035
         7,064  Telecom Italia S.p.A.                   Telecommunications Services             55,219
------------------------------------------------------------------------------------------------------
                                                                                               137,254
------------------------------------------------------------------------------------------------------

Japan (13.99%)
           340  Acom Co. Ltd.                           Specialty & Other Finance               23,231
         3,000  Canon, Inc. +                           Electronic & Electrical Equipment      113,378
         1,000  Fuji Photo Film Co. Ltd.                Media & Photography                     32,286
         7,000  Hitachi Ltd.                            Information Technology Hardware         45,259
         1,200  Honda Motor Co. Ltd.                    Automobiles                             48,655
           500  Hoya Corp.                              Electronic & Electrical Equipment       36,375
           300  Nintendo Co. Ltd.                       Entertainment/Leisure/Toys              44,175
            14  NTT DoCoMo, Inc. +                      Telecommunications Services             34,455
           200  Rohm Co. Ltd.                           Information Technology Hardware         29,850
           200  SMC Corp.                               Engineering & Machinery                 23,643
           500  Sony Corp.                              Household Goods & Textiles              26,405
         2,000  Takeda Chemical Industries Ltd. +       Pharmaceuticals                         87,765
------------------------------------------------------------------------------------------------------
                                                                                               545,477
------------------------------------------------------------------------------------------------------

Netherlands (12.22%)
         3,935  ABN Amro Holding NV                     Banks                                   71,333
           650  Heineken NV                             Beverages                               28,474
         5,475  ING Groep NV                            Banks                                  140,322
         3,230  Koninklijke Ahold NV                    Food & Drug Retailers                   67,819
         3,041  Koninklijke Philips Electronics NV      Household Goods & Textiles              84,744
         3,014  Reed Elsevier NV                        Media & Photography                     41,000
         1,115  TPG NV                                  Support Services                        25,137
           624  VNU NV                                  Media & Photography                     17,309
------------------------------------------------------------------------------------------------------
                                                                                               476,138
------------------------------------------------------------------------------------------------------

Portugal (0.27%)
         5,437  Electricidade de Portugal SA            Electricity                             10,505
------------------------------------------------------------------------------------------------------

Singapore (0.15%)
           500  Singapore Press Holdings Ltd.           Media & Photography                      5,633
------------------------------------------------------------------------------------------------------

South Korea (1.90%)
           600  Kookmin Bank - Spon. ADR *              Banks                                   29,490
           625  POSCO - ADR                             Steel & Other Materials                 17,044
           200  Samsung Electronics Co. Ltd. *          Electronic & Electrical Equipment       27,460
------------------------------------------------------------------------------------------------------
                                                                                                73,994
------------------------------------------------------------------------------------------------------

Spain (3.04%)
         8,354  Banco Santander Central Hispano SA      Banks                                   66,209
         6,213  Telefonica SA *                         Telecommunications Services             52,058
------------------------------------------------------------------------------------------------------
                                                                                               118,267
------------------------------------------------------------------------------------------------------

Switzerland (12.46%)
           595  Nestle SA                               Food Producers & Processors            138,428
         1,835  Novartis AG                             Pharmaceuticals                         80,523
           830  Roche Holding                           Pharmaceuticals                         62,605
         1,143  Swiss Reinsurance                       Insurance                              111,503
         1,845  UBS AG *                                Banks                                   92,590
------------------------------------------------------------------------------------------------------
                                                                                               485,649
------------------------------------------------------------------------------------------------------


Berger IPT Funds o June 30, 2002 Semi-Annual Report

                                                                Berger IPT Funds
================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                                         June 30, 2002
------------------------------------------------------------------------------------------------------
Country/Shares  Company                                 Industry                                 Value
------------------------------------------------------------------------------------------------------
COMMON STOCK (99.92%) - CONTINUED
United Kingdom (29.05%)
         1,650  3i Group PLC                            Investment Co.                      $   17,220
           825  AstraZeneca PLC                         Pharmaceuticals                         34,163
        14,014  Barclays PLC                            Banks                                  117,943
         1,719  Boots Co. PLC                           Retail Trade                            17,049
         6,934  BP PLC                                  Oil & Gas                               58,251
         3,084  British American Tobacco PLC            Tobacco                                 33,149
         5,279  Cadbury Schweppes PLC                   Food Producers & Processors             39,559
         6,053  Compass Group PLC                       Restaurants/Pubs/Breweries              36,730
         7,423  Diageo PLC                              Beverages                               96,425
         5,335  GlaxoSmithKline PLC                     Pharmaceuticals                        115,340
         6,220  Hilton Group PLC                        Leisure, Entertainment, & Hotels        21,646
         4,560  HSBC Holdings PLC                       Commercial Banks & Other Banks          52,456
        10,288  Lloyds TSB Group PLC                    Banks                                  102,427
         5,625  Prudential PLC                          Life Assurance                          51,457
         1,990  Railtrack Group PLC                     Transport                                6,736
         1,606  Reuters Group PLC                       Media & Photography                      8,521
         1,050  RMC Group PLC                           Construction & Building Materials       10,510
        13,333  Shell Transport & Trading Co. PLC       Oil & Gas                              100,624
         1,114  Smiths Group PLC                        Aerospace & Defense                     14,470
         8,564  Tesco PLC                               Food & Drug Retailers                   31,141
         3,510  TI Automotive Ltd. -
                Ordinary A Shares *@A                   Automobile Components                       --
         8,011  Unilever PLC                            Food Producers & Processors             73,040
        43,174  Vodafone Group PLC                      Telecommunications Services             59,243
         1,180  Wolseley PLC                            Construction & Building Materials       11,964
         2,640  WPP Group PLC                           Media & Photography                     22,299
------------------------------------------------------------------------------------------------------
                                                                                             1,132,363
------------------------------------------------------------------------------------------------------
Total Common Stock
(Cost $3,511,664)                                                                            3,894,654
------------------------------------------------------------------------------------------------------

RIGHTS (0.00%)
Hong Kong (0.00%)
         200    Cheung Kong (Holdings) Ltd. Rights      Real Estate                                 --
------------------------------------------------------------------------------------------------------
Total Rights
(Cost $0)                                                                                           --
------------------------------------------------------------------------------------------------------
Total Investments (Cost $3,511,664) (99.92%)                                                 3,894,654
Total Other Assets, Less (0.08%)                                                                 3,257
------------------------------------------------------------------------------------------------------
Net Assets (100.00%)                                                                        $3,897,911
------------------------------------------------------------------------------------------------------



Outstanding Forward Foreign Currency Contracts

                                                                             Unrealized
                            Contract         Maturity        Value on     Appreciation/
             Currency         Amount             Date   June 30, 2002    (Depreciation)
---------------------------------------------------------------------------------------
Sell     Japanese Yen      8,544,000        7/15/2002         $71,344         $ (6,187)
Sell     Japanese Yen      3,200,000        7/15/2002          26,720              995
Sell     Japanese Yen      2,520,000        7/22/2002          21,050           (1,664)
Sell     Japanese Yen      2,264,000        7/22/2002          18,912           (1,048)
Sell     Japanese Yen      6,595,000        8/13/2002          55,153           (3,588)
Sell     Japanese Yen      1,900,000        8/13/2002          15,889              592
Sell     Japanese Yen      1,357,000        8/28/2002          11,357               21
---------------------------------------------------------------------------------------
                                                             $220,425         $(10,879)
---------------------------------------------------------------------------------------

* Non-income producing security.
ADR - American Depositary Receipt.
PLC -  Public Limited Company.
+ - Security is designated as collateral for forward foreign currency contracts. @ - Security valued at fair value determined in good faith pursuant to procedures established by and under the supervision of the Fund's trustees.

/ Schedule of Restricted Securities and/or Illiquid Securities

                                                           Fair Value
                             Date               Fair         as a %
                         Acquired        Cost   Value    of Net Assets
----------------------------------------------------------------------
TI Automotive Ltd. -
Ordinary A Shares       6/30/2001         $0      $0         0.00%

See notes to financial statements.

                             Berger IPT Funds o June 30, 2002 Semi-Annual Report

20

                               Ticker Symbol                               BIMVX
                               PORTFOLIO MANAGER COMMENTARY    THOMAS M. PERKINS
BERGER IPT-MIDCAP                                              ROBERT H. PERKINS
VALUE FUND                                                    JEFFREY KAUTZ, CFA
================================================================================

Market Conditions

Unlike the fourth quarter 2001, in which almost all economic sectors were up, there were mixed pockets of sector strength and weakness in the first quarter 2002. Our belief in March was that the strength could mark a return to more normal market conditions after the unusually strong fourth-quarter rally. However, weak capital spending, sluggish corporate profits, unethical accounting practices and geopolitical events had a dramatic impact on the markets in the second quarter. The situation was exacerbated in the last few weeks of the quarter. In our opinion, most of these negative influences may have run their full course and should ultimately become more positive. Unfortunately, the threat of terrorism and political unrest will likely be with us for the long term. And it is difficult to know if investors, who have generally bought stocks over the past decade, will decide to lower their high exposure to equities. Thus the market could enjoy sharp rallies but may remain in an intermediate-term downtrend. In this difficult market environment, we will keep our focus on seeking long-term value as it surfaces.

Fund Performance

The Berger IPT-Mid Cap Value Fund (the "Fund") posted a loss of 1.90% for the six months ended June 30, 2002, underperforming its benchmark, the Russell Midcap Value Index,1 which posted a 2.86% gain this period. We attribute this underperformance to the Fund's overweighted position in technology stocks.

Technology was the Fund's weakest performing sector this period. Throughout both quarters, we increased our exposure to this sector. Our somewhat aggressive overweight position in technology is hurting near-term performance. However, we continue to believe that this weakness presents long-term opportunity. We started new positions in IONA Technologies PLC, Micromuse, Inc., Openwave Systems, Inc., Comverse Technology, Inc., Autodesk, Inc. and SonicWall, Inc. Continued weakness in the telecommunications arena had a negative impact on the Fund's holdings both quarters. One exception was Asyst Technologies, Inc., which we sold on strength in the first quarter to reinvest in more attractively valued issues. Before the sharp quarter-end declines, we realized short-term losses and eliminated Tellabs, Inc., ADC Telecommunications, Inc. and Amdocs Ltd. These stocks were all directly affected by the unusually difficult telecommunications market.

After a strong first quarter, the Fund's healthcare holdings were down modestly in the second quarter. During the second quarter, we took profits in Health Management Associates, Inc. and purchased other rural hospital management companies in which we believe valuations appear more attractive, e.g., Province Healthcare Co. and LifePoint Hospitals, Inc.

In the consumer area, performance was mixed. We ended the first quarter underweighted in the consumer sector because we considered consumer-spending levels to be uncertain and felt there was less risk in other areas. We are now beginning to see some value opportunities materialize at the individual stock level. We initiated positions in three new consumer companies in the second quarter after they suffered sharp stock price declines: American Eagle Outfitters, Inc., Foot Locker, Inc. and O'Reilly Automotive, Inc.

In general, the Fund's energy holdings outperformed in the second quarter but gave back some of the gains they achieved in the first quarter. Commodity prices continued to rebound in the first quarter, and investors seemed to grow more optimistic about a cyclical upturn. Sentiment turned in the second quarter, though, and commodity prices experienced near-term weakness. We continue to like the long-term fundamentals for the sector and look to increase the Fund's exposure on weakness.

This period, financials were the Fund's largest sector weighting, and stocks in this sector were the Fund's largest positive contributors. In the first quarter, only one holding, Waddell & Reed Financial, Inc., declined in price and we took the opportunity to increase the Fund's position in the company. However, given current valuations and the potential for a Federal Reserve tightening cycle, we remain underweighted relative to the benchmark. We took profits in property and casualty insurers The St. Paul Companies, Inc. and Mercury General Corp., which had reached our sell-price targets.

Outlook

We are maintaining a somewhat cautious stance in terms of the Fund's positioning. While the economy appears to be recovering, albeit at a slower pace than many investors had hoped for, the near-term "headline risk" continues to run high. With terrorism warnings, accounting scandals and high-profile corporate misconduct dominating the news headlines, we believe the current high market P/E ratio is at risk. In our opinion, earnings growth will most likely not be strong enough to generate a sustainable market rally. Further, although we were net buyers as stocks declined, we are continuing to maintain above-normal cash levels. We still believe the most attractive long-term segment of the market is in small- and mid-cap stocks that are selling at below-average valuations of normalized earnings. While our overweighting of the technology sector was clearly premature, we see the most compelling opportunities stemming from this group and believe our patience will be rewarded over time. It is interesting to note that in recent index rebalancing, technology weightings in the value component increased. Just as irrational exuberance appears to have led to excessive valuations, current market pessimism seems to have created some unusual bargains.


Berger IPT Funds o June 30, 2002 Semi-Annual Report

                                                                Berger IPT Funds


PERFORMANCE OVERVIEW
================================================================================

BERGER IPT-MID CAP VALUE FUND -- GROWTH OF $10,000

[GRAPH]


Berger IPT-Mid Cap Value Fund      $ 9,810

Russell Midcap Value Index         $10,286



TOTAL RETURN AS OF JUNE 30,2002

Life of Fund (12/31/01)                    (1.90)%

(1) Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value index. The Index is unmanaged, and investors cannot actually make investments in the Index. Dividends are reinvested.

OPINIONS AND FORECASTS REGARDING SECTORS, INDUSTRIES, COMPANIES AND/OR THEMES ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET CONDITIONS AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY. PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Returns for periods of less than one year are not annualized. Due to market volatility, the Fund's current performance may be lower than the figures shown. Due to recent market volatility,the Fund may have an increased position in cash for temporary defensive purposes. Please visit our web site at berger.com for more current performance information.

================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                           June 30, 2002
------------------------------------------------------------------------
Shares                                                             Value
------------------------------------------------------------------------
COMMON STOCK (91.44%)
Auto/Truck - Original Equipment (2.66%)
        150  Autoliv, Inc.                                      $  3,780
         40  Magna International, Inc. - Class A                   2,754
------------------------------------------------------------------------
                                                                   6,534
------------------------------------------------------------------------

Banks - Northeast (1.24%)
        100  Wilmington Trust Corp.                                3,050
------------------------------------------------------------------------

Banks - Southeast (0.68%)
         50  Compass Bancshares, Inc.                              1,680
------------------------------------------------------------------------

Banks - Super Regional (1.33%)
        125  SouthTrust Corp.                                      3,265
------------------------------------------------------------------------

Building - Air Conditioning & Heating Products (1.08%)
         50  Tecumseh Products Co. - Class A                       2,654
------------------------------------------------------------------------

Building - Hand Tools (0.61%)
         50  Snap-On, Inc.                                         1,485
------------------------------------------------------------------------

Building - Heavy Construction (0.95%)
         60  Fluor Corp.                                           2,337
------------------------------------------------------------------------


                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                             Value
--------------------------------------------------------------------------------
COMMON STOCK (91.44%) - CONTINUED
Building - Residential/Commercial (2.48%)
         45  Pulte Homes, Inc.                                        $    2,587
        100  Standard Pacific Corp.                                        3,508
--------------------------------------------------------------------------------
                                                                           6,095
--------------------------------------------------------------------------------

Building Products - Wood (1.00%)
         50  Rayonier, Inc.                                                2,457
--------------------------------------------------------------------------------

Chemicals - Specialty (0.95%)
        200  Hercules, Inc.*                                               2,320
--------------------------------------------------------------------------------

Commercial Services - Miscellaneous (0.60%)
         75  Convergys Corp.*                                              1,461
--------------------------------------------------------------------------------

Commercial Services - Staffing (0.68%)
        140  Spherion Corp.*                                               1,666
--------------------------------------------------------------------------------

Computer - Graphics (0.54%)
        100  Autodesk, Inc.                                                1,325
--------------------------------------------------------------------------------

Computer - Integrated Systems (0.76%)
         50  Diebold, Inc.                                                 1,862
--------------------------------------------------------------------------------


                             Berger IPT Funds o June 30, 2002 Semi-Annual Report

22

BERGER IPT-MID CAP
VALUE FUND
================================================================================

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  June 30, 2002
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
COMMON STOCK (91.44%) - CONTINUED
Computer - Memory Devices (1.70%)
        100  Adaptec, Inc.*                                             $   789
        400  Advanced Digital Information Corp.*                          3,372
-------------------------------------------------------------------------------
                                                                          4,161
-------------------------------------------------------------------------------

Computer Software - Desktop (0.29%)
         80  Macromedia, Inc.*                                              710
-------------------------------------------------------------------------------

Computer Software - Enterprise (1.15%)
        200  IONA Technologies PLC - ADR*                                 1,060
        380  Micromuse, Inc.*                                             1,763
-------------------------------------------------------------------------------
                                                                          2,823
-------------------------------------------------------------------------------

Electronics - Measuring Instruments (0.53%)
         35  Mettler Toledo International, Inc.*                          1,290
-------------------------------------------------------------------------------

Electronics - Miscellaneous Components (0.90%)
        100  Vishay Intertechnology, Inc.*                                2,200
-------------------------------------------------------------------------------

Electronics - Scientific Instruments (1.40%)
        100  Newport Corp.*                                               1,566
         70  Waters Corp.*                                                1,869
-------------------------------------------------------------------------------
                                                                          3,435
-------------------------------------------------------------------------------

Electronics - Semiconductor Equipment (0.41%)
         50  Asyst Technologies, Inc.*                                    1,018
-------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (0.81%)
         50  Fairchild Semiconductor Corp. - Class A*    1,215
        100  Silicon Storage Technology, Inc.*                              780
-------------------------------------------------------------------------------
                                                                          1,995
-------------------------------------------------------------------------------

Finance - Investment Brokers (1.01%)
         50  Legg Mason, Inc.                                             2,467
-------------------------------------------------------------------------------

Finance - Investment Management (2.90%)
        100  Franklin Resources, Inc.                                     4,264
        125  Waddell & Reed Financial, Inc. -
             Class A                                                      2,865
-------------------------------------------------------------------------------
                                                                          7,129
-------------------------------------------------------------------------------

Finance - Mortgage & Related Services (1.47%)
         75  Countrywide Credit Industries, Inc.                          3,619
-------------------------------------------------------------------------------

Finance - REIT (7.41%)
        100  Archstone-Smith Trust                                        2,670
         75  Avalonbay Communities, Inc.                                  3,502
        125  Equity Residential                                           3,594
        100  Home Properties Of New York, Inc.                            3,794
        100  Vornado Realty Trust                                         4,620
-------------------------------------------------------------------------------
                                                                         18,180
-------------------------------------------------------------------------------


                                                                  June 30, 2002
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
COMMON STOCK (91.44%) - CONTINUED
Finance - Savings & Loan (2.60%)
         50  Astoria Financial Corp.                                  $   1,603
        125  Webster Financial Corp.                                      4,780
-------------------------------------------------------------------------------
                                                                          6,383
-------------------------------------------------------------------------------

Household/Office Furniture (0.51%)
         50  La-Z-Boy, Inc.                                               1,261
-------------------------------------------------------------------------------

Insurance - Property/Casualty/Title (4.59%)
         75  Cincinnati Financial Corp.                                   3,490
        100  IPC Holdings Ltd.                                            3,054
        150  Old Republic International Corp.                             4,725
-------------------------------------------------------------------------------
                                                                         11,269
-------------------------------------------------------------------------------

Internet - Security/Solutions (0.35%)
        170  SonicWall, Inc.*                                               853
-------------------------------------------------------------------------------

Internet - Software (1.65%)
        100  Filenet Corp.*                                               1,450
        200  Openwave Systems, Inc.*                                      1,122
        150  Webmethods, Inc.*                                            1,485
-------------------------------------------------------------------------------
                                                                          4,057
-------------------------------------------------------------------------------

Leisure - Hotels & Motels (1.05%)
        100  Fairmont Hotels & Resorts, Inc.                              2,578
-------------------------------------------------------------------------------

Leisure - Products (0.57%)
         50  Brunswick Corp.                                              1,400
-------------------------------------------------------------------------------

Leisure Services (2.53%)
         50  Carnival Corp.                                               1,385
        100  Cendant Corp.*                                               1,588
        125  Dollar Thrifty Automotive Group, Inc.*                       3,237
-------------------------------------------------------------------------------
                                                                          6,210
-------------------------------------------------------------------------------

Machinery - Construction/Mining (1.41%)
        200  Joy Global, Inc.*                                            3,468
-------------------------------------------------------------------------------

Machinery - General Industrial (1.33%)
         85  Briggs & Stratton Corp.                                      3,259
-------------------------------------------------------------------------------

Media - Periodicals (0.69%)
         90  The Reader's Digest Association, Inc. -
             Class A                                                      1,686
-------------------------------------------------------------------------------

Medical - Hospitals (1.34%)
         60  LifePoint Hospitals, Inc.*                                   2,179
         50  Province Healthcare Co.*                                     1,118
-------------------------------------------------------------------------------
                                                                          3,297
-------------------------------------------------------------------------------

Medical - Nursing Homes (1.64%)
        175  Manor Care, Inc.*                                            4,025
-------------------------------------------------------------------------------


Berger IPT Funds o June 30, 2002 Semi-Annual Report

                                                                Berger IPT Funds
================================================================================

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (91.44%) - CONTINUED
Medical/Dental - Services (2.11%)
        150  Omnicare, Inc.                                             $  3,939
        100  Quintiles Transnational Corp.*                                1,249
--------------------------------------------------------------------------------
                                                                           5,188
--------------------------------------------------------------------------------

Medical/Dental - Supplies (1.83%)
         50  Becton Dickinson & Co.                                        1,723
         75  Invacare Corp.                                                2,775
--------------------------------------------------------------------------------
                                                                           4,498
--------------------------------------------------------------------------------

Metal - Processing & Fabrication (1.07%)
        175  Maverick Tube Corp.*                                          2,625
--------------------------------------------------------------------------------

Office - Equipment & Automation (0.60%)
        125  InFocus Corp.*                                                1,473
--------------------------------------------------------------------------------

Oil & Gas - Drilling (2.15%)
         75  Helmerich & Payne, Inc.                                       2,679
         75  Precision Drilling Corp.*                                     2,606
--------------------------------------------------------------------------------
                                                                           5,285
--------------------------------------------------------------------------------

Oil & Gas - Field Services (1.07%)
        250  Key Energy Services, Inc.*                                    2,625
--------------------------------------------------------------------------------

Oil & Gas - International Exploration & Production (1.53%)
         70  Kerr-McGee Corp.                                              3,748
--------------------------------------------------------------------------------

Oil & Gas - U.S. Exploration & Production (7.74%)
         50  Burlington Resources, Inc.                                    1,900
         30  EOG Resources, Inc.                                           1,191
        100  Newfield Exploration Co.*                                     3,717
        120  Noble Energy, Inc.                                            4,326
        175  Ocean Energy, Inc.                                            3,792
        125  Pogo Producing Co.                                            4,078
--------------------------------------------------------------------------------
                                                                          19,004
--------------------------------------------------------------------------------

Paper & Paper Products (1.05%)
         75  Boise Cascade Corp.                                           2,590
--------------------------------------------------------------------------------

Pollution Control - Services (1.75%)
        225  Republic Services, Inc.*                                      4,290
--------------------------------------------------------------------------------

Retail - Apparel/Shoe (3.32%)
        125  American Eagle Outfitters, Inc.*                              2,643
        200  Foot Locker, Inc.*                                            2,890
         75  Talbots, Inc.                                                 2,625
--------------------------------------------------------------------------------
                                                                           8,158
--------------------------------------------------------------------------------

Retail - Department Stores (1.21%)
         75  Federated Department Stores, Inc.*                            2,977
--------------------------------------------------------------------------------

Retail - Miscellaneous/Diversified (1.25%)
        175  Toys R US, Inc.*                                              3,056
--------------------------------------------------------------------------------



                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares/Par Value                                                           Value
--------------------------------------------------------------------------------
COMMON STOCK (91.44%) - CONTINUED
Retail/Wholesale - Auto Parts (0.84%)
         75  O'Reilly Automotive, Inc.*                                $   2,066
--------------------------------------------------------------------------------

Shoes & Related Apparel (1.07%)
        150  Wolverine World Wide, Inc.                                    2,617
--------------------------------------------------------------------------------

Telecommunications - Equipment (2.85%)
        200  C-COR.net Corp.*                                              1,400
        150  Comverse Technology, Inc.*                                    1,389
        250  DMC Stratex Networks, Inc.*                                     503
        150  Dycom Industries, Inc.*                                       1,753
        200  Remec, Inc.*                                                  1,122
         50  Scientific-Atlanta, Inc.                                        823
--------------------------------------------------------------------------------
                                                                           6,990
--------------------------------------------------------------------------------

Telecommunications - Wireless Services (1.23%)
         50  Telephone & Data Systems, Inc.                                3,027
--------------------------------------------------------------------------------

Transportation - Equipment Manufacturing (1.06%)
        125  Trinity Industries, Inc.                                      2,590
--------------------------------------------------------------------------------

Transportation - Shipping (0.75%)
         50  Teekay Shipping Corp.                                         1,845
--------------------------------------------------------------------------------

Transportation - Truck (1.16%)
         75  CNF Transportation, Inc.                                      2,848
--------------------------------------------------------------------------------
Total Common Stock
(Cost $230,443)                                                          224,464
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (9.37%)
         $23,000  State Street Repurchase Agreement,
                  1.92%, dated 6/28/02, due 7/1/02,
                  to be repurchased at $23,004#                           23,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $23,000)                                                            23,000
--------------------------------------------------------------------------------
Total Investments (Cost $253,443) (100.81%)                              247,464
Total Other Assets, Less Liabilities (-0.81%)                             (1,974)
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                   $ 245,490
--------------------------------------------------------------------------------

*Non-income producing security.
ADR - American Depositary Receipt.
PLC - Public Limited Company.
# - The repurchase agreement is fully collateralized by U.S. government and/or government agency obligations based on market prices at the date of this schedule of investments.

See notes to financial statements.



                             Berger IPT Funds o June 30, 2002 Semi-Annual Report

24

                         Ticker Symbol                                     BILVX
BERGER IPT-LARGE CAP     PORTFOLIO MANAGER COMMENTARY   WILLIAM F.K. SCHAFF, CFA
VALUE FUND                                                      STEVE BLOCK, CFA
================================================================================

Market Conditions

The first quarter of 2002 appeared to demonstrate the resilience of the U.S. economy. Inventories had been worked down, manufacturing was stronger, unemployment was still relatively low, consumer sentiment had risen, inflation and interest rates were at 40-year lows, and new home sales and housing starts remained particularly robust. However, weak capital spending, sluggish corporate profits, unethical accounting practices and geopolitical events had a dramatic impact on the markets in the second quarter. Despite these overwhelming negatives, as companies reported their first-quarter earnings, in many cases the news was not quite as bad as many feared; signs of improvement were detailed in many conference calls to investors. In a new trend, more information was divulged to analysts as more companies attempted to make their financials as transparent as possible. We believe this move should also help alleviate investors' concerns -we expect bargain hunters to support the equity markets in the coming weeks.

Fund Performance

For the six months ended June 30, 2002, the Berger IPT-Large Cap Value Fund (the "Fund") posted a 10.20% loss, underperforming its benchmark, the Russell 1000 Value Index,1 which posted a 4.78% loss. We attribute this underperformance to the Fund's underweighting in cyclical industries and its lack of consumer staples stocks -areas that performed well in both quarters. Additionally, in the first quarter the Fund suffered from steep declines in WorldCom, Inc. (sold during the first quarter) and Convergys Corp., two holdings in or exposed to the strongly out-of-favor telecommunications area.

Technology was one of the weakest sectors this period and continued to suffer from an anemic corporate-spending environment. The prices of many of the Fund's technology holdings bounced between good and bad during the period. For example, NCR Corp., an information management company was able to post a strong gain in the first quarter but saw its stock price driven down in the second quarter after reporting a slowdown in its Teradata business. Motorola, Inc.'s stock performed poorly in the first quarter as investors shied away from most telecommunications-related issues, but performed well in the second quarter after returning to profitability as a result of turnarounds in their handset division.

Among consumer stocks, Black & Decker Corp. was a positive contributor to Fund performance for both quarters. We sold the Fund's position in the second quarter to take gains. AOL Time Warner, Inc. was a disappointment throughout the period. AOL continues to struggle with a weak advertising environment, high levels of debt and a slowdown in their dial-up internet subscriber division.

Healthcare hits and misses were relatively balanced this period. Aetna, Inc. contributed positively to the Fund's performance. Its stock benefited from a broad upswing experienced by many managed healthcare providers this quarter. We were disappointed by the performance of Merck & Co., Inc. Its stock sank alongside many other pharmaceutical drug makers. We believe the sizable number of new drugs in Merck's pipeline should fuel its growth into the future and therefore continue to hold the stock.

The Fund's largest sector weighting continues to be financials. In the first quarter, we sold the Fund's position in J.P. Morgan Chase & Co. on the belief that its exposure to declines in investment banking, trading, consumer credit, Argentina and other areas will threaten profitability for some time to come. We replaced this stock with Wells Fargo & Co. because we believed the price of Wells Fargo stock had fallen too far. We were disappointed with the performance of State Street Corp. Although the company is diversified with custody and trust services, State Street's growth has diminished with the decline in the financial markets. We believe that as the economy recovers, its business prospects will improve.

As the market decayed throughout the second quarter, a number of opportunities arose to buy companies at what we believe are discounts to their fair value. We established a position in Duke Energy Corp., a major diversified utility. We also took the opportunity to add Fleet Boston Financial Corp. to the portfolio. Penney (J.C.) Co. was also added during the period. Penney's has a new, highly respected management team that is quickly repositioning the company; we expect them to improve profitability and reinvigorate growth.

We eliminated positions in billing software providers Amdocs Ltd. and Convergys Corp. It appears to us the telecommunications sector decline has not yet reached its trough, and the decline is now having an impact on many companies' critical services spending. We also sold the Fund's positions in ITT Industries, Inc. and Boston Properties, Inc. for gains, as we believe the stocks have become slightly overpriced.

Outlook

Generally, the companies that have outperformed the market to date have been those with large exposure to macroeconomic trends. We do not believe current valuations in these cyclical businesses will remain at lofty levels. We believe valuations have been driven to peak levels as investors looked for tangible assets and that when the economy improves, cyclical companies will tend to underperform as their stock prices have already anticipated the recovery. The Fund is usually underweighted in these cyclical industries because we believe more consistent, better-performing companies can be owned at attractive valuations, thus providing more upside opportunities over the longer term.


Berger IPT Funds o June 30, 2002 Semi-Annual Report

                                                                Berger IPT Funds

PERFORMANCE OVERVIEW
================================================================================

BERGER IPT-LARGE CAP VALUE FUND -- GROWTH OF $10,000

Berger IPT-Large Cap Value Fund    $8,980

Russell 1000 Value Index           $9,522


TOTAL RETURN AS OF JUNE 30,2002

Life of Fund (12/31/01)                   (10.20)%

(1) The Russell 1000(R) Value Index represents large capitalization U.S. stocks with less-than-average growth orientation. The Index is unmanaged, and investors cannot actually make investments in the Index. Dividends are reinvested.

OPINIONS AND FORECASTS REGARDING SECTORS, INDUSTRIES, COMPANIES AND/OR THEMES ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET CONDITIONS AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY. PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate,and you may have a gain or loss when you sell shares. Returns for periods of less than one year are not annualized. Due to market volatility,the Fund's current performance may be lower than the figures shown. Please visit our web site at berger.com for more current performance information.


SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (96.03%)
Banks - Money Center (2.86%)
         190  Bank of New York Co., Inc.                                 $ 6,413
--------------------------------------------------------------------------------

Banks - Super Regional (13.97%)
         120  BB&T Corp.                                                   4,632
         170  Fleet Boston Financial Corp.                                 5,500
         270  Mellon Financial Corp.                                       8,486
         110  PNC Financial Services Group                                 5,751
         140  Wells Fargo & Co.                                            7,008
--------------------------------------------------------------------------------
                                                                          31,377
--------------------------------------------------------------------------------

Building - Construction Products/Miscellaneous (3.34%)
         277  Masco Corp.                                                  7,508
--------------------------------------------------------------------------------

Commercial Services - Advertising (1.76%)
         160  Interpublic Group Cos., Inc.                                 3,962
--------------------------------------------------------------------------------

Computer - Integrated Systems (3.08%)
         200  NCR Corp.*                                                   6,920
--------------------------------------------------------------------------------


                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (96.03%) - CONTINUED
Computer - Manufacturers (2.23%)
         328  Hewlett-Packard Co.                                        $ 5,012
--------------------------------------------------------------------------------

Computer - Services (1.82%)
         110  Electronic Data Systems Corp.                                4,087
--------------------------------------------------------------------------------

Diversified Operations (11.29%)
         330  AOL Time Warner, Inc.*                                       4,854
         180  Emerson Electric Co.                                         9,632
         160  United Technologies Corp.                                   10,864
--------------------------------------------------------------------------------
                                                                          25,350
--------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (1.71%)
         210  Intel Corp.                                                  3,837
--------------------------------------------------------------------------------

Finance - Investment Management (2.59%)
         130  State Street Corp.                                           5,811
--------------------------------------------------------------------------------

Finance - REIT (7.46%)
         280  Equity Office Properties Trust                               8,428
         320  Prologis Trust                                               8,320
--------------------------------------------------------------------------------
                                                                          16,748
--------------------------------------------------------------------------------


                             Berger IPT Funds o June 30, 2002 Semi-Annual Report

26

BERGER IPT-LARGE CAP
VALUE FUND
================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (96.03%) - CONTINUED
Household - Housewares (4.22%)
         270  Newell Rubbermaid, Inc.                                    $ 9,466
--------------------------------------------------------------------------------

Insurance - Property/Casualty/Title (2.77%)
         160  The St. Paul Companies, Inc.                                 6,227
--------------------------------------------------------------------------------

Media - Books (3.99%)
         150  McGraw-Hill Companies, Inc.                                  8,955
--------------------------------------------------------------------------------

Medical - Ethical Drugs (2.03%)
          90  Merck & Co., Inc.                                            4,557
--------------------------------------------------------------------------------

Medical - Health Maintenance Organizations (4.70%)
         220  Aetna, Inc.                                                 10,553
--------------------------------------------------------------------------------

Medical/Dental - Supplies (2.45%)
         160  Becton Dickinson & Co.                                       5,512
--------------------------------------------------------------------------------

Oil & Gas - International Integrated (9.68%)
         130  ChevronTexaco Corp.                                         11,505
         250  Exxon Mobil Corp.                                           10,230
--------------------------------------------------------------------------------
                                                                          21,735
--------------------------------------------------------------------------------

Oil & Gas - Refining/Marketing (3.60%)
         260  Duke Energy Corp.                                            8,086
--------------------------------------------------------------------------------


                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (96.03%) - CONTINUED
Retail - Department Stores (3.82%)
         390  Penney (J.C.) Co.                                        $   8,588
--------------------------------------------------------------------------------

Retail - Drug Stores (2.59%)
         190  CVS Corp.                                                    5,814
--------------------------------------------------------------------------------

Retail - Super/Mini Markets (1.95%)
         150  Safeway, Inc. *                                              4,379
--------------------------------------------------------------------------------

Telecommunications - Equipment (2.12%)
         330  Motorola, Inc.                                               4,759
--------------------------------------------------------------------------------
Total Common Stock
(Cost $227,313)                                                          215,656
--------------------------------------------------------------------------------

Repurchase Agreement (8.02%)
         $18,000  State Street Repurchase Agreement,
                  1.92%, dated 6/28/02, due 7/1/02,
                  to be repurchased at $18,003#                           18,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $18,000)                                                            18,000
--------------------------------------------------------------------------------
Total Investments (Cost $245,313) (104.05%)                              233,656
Total Other Assets, Less Liabilities (-4.05%)                             (9,087)
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                   $ 224,569
--------------------------------------------------------------------------------

* Non-income producing security.
# - The repurchase agreement is fully collateralized by U.S. government and/or government agency obligations based on market prices at the date of this schedule of investments.

See notes to financial statements.


Berger IPT Funds o June 30, 2002 Semi-Annual Report

                                                                Berger IPT Funds

FINANCIAL STATEMENTS

================================================================================

STATEMENTS OF ASSETS AND LIABILITIES

                                                         Berger IPT-    Berger IPT-      Berger IPT-    Berger IPT-    Berger IPT-
                                          Berger IPT-      Large Cap  Small Company    International        Mid Cap      Large Cap
June 30, 2002 (Unaudited)                 Growth Fund    Growth Fund    Growth Fund             Fund     Value Fund     Value Fund
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at cost                     $  5,851,258   $ 22,053,082   $ 37,257,877     $  3,511,664   $    253,443   $    245,313
----------------------------------------------------------------------------------------------------------------------------------
Investments, at value                    $  5,469,505   $ 19,784,645   $ 35,831,098(1)  $  3,894,654   $    247,464   $    233,656
Cash                                              887            538             --            3,385            750            384
Foreign cash (cost $51,445)                        --             --             --           51,457             --             --
Receivables
   Investment securities sold                 253,731        367,694        851,942            2,588          9,482             --
   Fund shares sold                                18             --        101,531              739             --             --
   Dividends                                    1,429         12,095          1,189           20,224            225            332
   Interest                                        62            106             --               --              4              3
   Due from Adviser                             1,197             --             --            6,378            549          1,003
Other investments (Note 3)                         --             --      7,174,156               --             --             --
----------------------------------------------------------------------------------------------------------------------------------
        Total Assets                        5,726,829     20,165,078     43,959,916        3,979,425        258,474        235,378
----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Payables
   Investment securities purchased            238,466             --        452,205            2,448          6,918          4,607
   Fund shares redeemed                         9,822         45,164         11,560            3,180             --             --
   Loan payable to bank                            --             --        358,013           40,000             --             --
   Securities loaned                               --             --      7,174,156               --             --             --
Accrued investment advisory fees                3,540          7,052         25,154            2,708            152            143
Accrued custodian and accounting fees           1,519          3,210          5,269            6,565            214            351
Accrued 12b-1 distribution fees                    --             --             --               --             51             47
Accrued transfer agent fees                        21             15             22               66             40             52
Accrued audit fees                              3,347          3,303          5,693           15,514          5,609          5,609
Other accrued expenses                            105             --             --              154             --             --
Net unrealized depreciation in
   forward currency contracts                      --             --             --           10,879             --             --
----------------------------------------------------------------------------------------------------------------------------------
        Total Liabilities                     256,820         58,744      8,032,072           81,514         12,984         10,809
----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS APPLICABLE TO
SHARES OUTSTANDING                       $  5,470,009   $ 20,106,334   $ 35,927,844     $  3,897,911   $    245,490   $    224,569
----------------------------------------------------------------------------------------------------------------------------------

COMPONENTS OF NET ASSETS
Capital (par value and paid in surplus)  $ 12,548,473   $ 42,589,234   $ 82,185,414     $  4,632,388   $    250,125   $    250,125
Undistributed net investment income/
   (Accumulated net investment loss)          (18,639)       158,877       (172,586)         158,106            209            987
Undistributed net realized gain/
   (Accumulated net realized loss)
   on securities and foreign
   currency transactions                   (6,678,072)   (20,373,340)   (44,658,205)      (1,266,146)         1,135        (14,886)
Net unrealized appreciation
   (depreciation) on securities and
   foreign currency transactions             (381,753)    (2,268,437)    (1,426,779)         373,563         (5,979)       (11,657)
----------------------------------------------------------------------------------------------------------------------------------
                                         $  5,470,009   $ 20,106,334   $ 35,927,844     $  3,897,911   $    245,490   $    224,569
----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding (par value $0.01,
   unlimited shares authorized)               710,112      1,552,950      3,563,067          422,520         25,013         25,013
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE               $       7.70   $      12.95   $      10.08     $       9.23   $       9.81   $       8.98
----------------------------------------------------------------------------------------------------------------------------------

(1) Includes securities on loan with value totaling $6,847,966.

See notes to financial statements.


                             Berger IPT Funds o June 30, 2002 Semi-Annual Report

28

FINANCIAL STATEMENTS

================================================================================

STATEMENTS OF OPERATIONS

                                                        Berger IPT-    Berger IPT-    Berger IPT-    Berger IPT-    Berger IPT-
Six Months Ended                         Berger IPT-      Large Cap  Small Company  International        Mid Cap      Large Cap
June 30, 2002 (Unaudited)                Growth Fund    Growth Fund    Growth Fund           Fund     Value Fund     Value Fund
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends (net of foreign taxes)     $     11,577   $     78,812   $     24,750   $     74,455   $      1,505   $      2,057
   Interest                                    3,685          7,801         17,350            887            214             93
   Securities lending income                      --             --         26,055             --             --             --
-------------------------------------------------------------------------------------------------------------------------------
        Total Income                          15,262         86,613         68,155         75,342          1,719          2,150
-------------------------------------------------------------------------------------------------------------------------------

EXPENSES
   Investment advisory fees                   25,869        104,756        201,411         22,289            953            926
   Accounting fees                               652          1,354          3,127          4,775              6              6
   Custodian fees                              4,560          4,707         16,478         28,648          2,391            881
   Transfer agent fees                           126             92            130            397            118            127
   Registration fees                             285            414            414            285            285            285
   Audit fees                                  5,668          8,847         11,074         22,935          5,609          5,609
   Legal fees                                     71            299            438             52             55              4
   Trustees' fees and expenses                   276          1,124          1,884            206              8              8
   Shareholder reporting fees                    831          1,125          4,895          1,436            607            578
   12b-1 distribution fees                        --             --             --             --            318            308
   Interest expense                               --            744            505          1,084             --             --
   Other expenses                                 --            363            528             64             --             --
-------------------------------------------------------------------------------------------------------------------------------
      Gross Expenses                          38,338        123,825        240,884         82,171         10,350          8,732
      Less fees waived and/or expenses
         reimbursed by Adviser                (4,415)            --             --        (49,882)        (8,840)        (7,569)
      Less earnings credits                      (22)          (137)          (143)           (30)            --             --
      Less brokerage credits                      --             --             --         (2,172)            --             --
-------------------------------------------------------------------------------------------------------------------------------
      Net Expenses                            33,901        123,688        240,741         30,087          1,510          1,163
-------------------------------------------------------------------------------------------------------------------------------
      Net Investment Income (Loss)           (18,639)       (37,075)      (172,586)        45,255            209            987
-------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
   LOSS ON SECURITIES AND
   FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on securities
   and foreign currency transactions      (1,208,841)    (4,815,402)    (5,622,310)      (694,076)         1,135        (14,886)
Net change in unrealized appreciation
   (depreciation) on securities and
   foreign currency transactions            (744,413)    (2,531,302)   (10,000,695)       517,766         (5,979)       (11,657)
-------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized
   Loss on Securities and
   Foreign Currency Transactions          (1,953,254)    (7,346,704)   (15,623,005)      (176,310)        (4,844)       (26,543)
-------------------------------------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS               $ (1,971,893)  $ (7,383,779)  $(15,795,591)  $   (131,055)  $     (4,635)  $    (25,556)
-------------------------------------------------------------------------------------------------------------------------------

Foreign taxes withheld                  $        155   $        985             --   $      9,382             --             --
-------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

Berger IPT Funds o June 30, 2002 Semi-Annual Report

                                                  Financial Statements and Notes

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                          Berger IPT-
                                                                         Berger IPT-                       Large Cap
                                                                         Growth Fund                      Growth Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                              Six Months Ended   Year Ended    Six Months Ended   Year Ended
                                                                June 30, 2002   December 31,    June 30, 2002    December 31,
                                                                 (Unaudited)        2001         (Unaudited)         2001
-----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                                    $    (18,639)   $    (41,681)   $    (37,075)   $    197,293
Net realized loss on securities and foreign
         currency transactions                                    (1,208,841)     (5,089,117)     (4,815,402)    (13,189,923)
Net change in unrealized appreciation (depreciation) on
         securities and foreign currency transactions               (744,413)      1,249,953      (2,531,302)     (1,832,185)
-----------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting
         from Operations                                          (1,971,893)     (3,880,845)     (7,383,779)    (14,824,815)
-----------------------------------------------------------------------------------------------------------------------------
From Dividends and Distributions to Shareholders
Dividends (from Net investment income)                                    --              --              --        (165,689)
Distributions (from Net realized gains on investments)                    --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and
         Distributions to Shareholders                                    --              --              --        (165,689)
-----------------------------------------------------------------------------------------------------------------------------

FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold                                            592,888       3,247,765       1,696,347      10,013,728
Net asset value of shares issued in reinvestment of dividends
         and distributions                                                --              --              --         165,689
Payments for shares redeemed                                      (1,586,763)     (2,661,575)     (7,529,112)    (17,884,960)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived from
         Fund Share Transactions                                    (993,875)        586,190      (5,832,765)     (7,705,543)
-----------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets                                        (2,965,768)     (3,294,655)    (13,216,544)    (22,696,047)

NET ASSETS
Beginning of period                                                8,435,777      11,730,432      33,322,878      56,018,925
-----------------------------------------------------------------------------------------------------------------------------
End of period                                                   $  5,470,009    $  8,435,777    $ 20,106,334    $ 33,322,878
-----------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(Accumulated
         net investment loss)                                   $    (18,639)             --    $    158,877    $    195,952
-----------------------------------------------------------------------------------------------------------------------------

TRANSACTIONS IN FUND SHARES
Shares sold                                                           63,488         275,126         111,978         479,614
Shares issued to shareholders in reinvestment of
         dividends and distributions                                      --              --              --           9,746
Shares redeemed                                                     (169,217)       (225,174)       (508,322)       (977,726)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                                   (105,729)         49,952        (396,344)       (488,366)
Shares outstanding, beginning of period                              815,841         765,889       1,949,294       2,437,660
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                                    710,112         815,841       1,552,950       1,949,294
-----------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

                             Berger IPT Funds o June 30, 2002 Semi-Annual Report

30

FINANCIAL STATEMENTS

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         Berger IPT-                      Berger IPT-
                                                                        Small Company                    International
                                                                         Growth Fund                         Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                              Six Months Ended   Year Ended    Six Months Ended   Year Ended
                                                                June 30, 2002   December 31,    June 30, 2002    December 31,
                                                                 (Unaudited)        2001         (Unaudited)         2001
-----------------------------------------------------------------------------------------------------------------------------

FROM OPERATIONS
Net investment income (loss)                                    $   (172,586)   $   (414,102)   $     45,255    $    104,575
Net realized loss on securities and foreign
         currency transactions                                    (5,622,310)    (33,727,344)       (694,076)       (508,677)
Net change in unrealized appreciation (depreciation) on
         securities and foreign currency transactions            (10,000,695)      5,896,989         517,766        (982,032)
-----------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting
         from Operations                                         (15,795,591)    (28,244,457)       (131,055)     (1,386,134)
-----------------------------------------------------------------------------------------------------------------------------

FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income                                      --              --              --         (55,471)
Distributions (from net realized gains on investments)                    --        (590,352)             --        (363,084)
-----------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and
         Distributions to Shareholders                                    --        (590,352)             --        (418,555)
-----------------------------------------------------------------------------------------------------------------------------
From Fund Share Transactions
Proceeds from shares sold                                         11,543,498      35,219,713       7,000,670       3,475,569
Net asset value of shares issued in reinvestment of
         dividends and distributions                                      --         590,352              --         418,555
Payments for shares redeemed                                     (16,020,682)    (34,257,597)     (8,481,866)     (3,290,420)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
         Derived from Fund Share Transactions                     (4,477,184)      1,552,468      (1,481,196)        603,704
-----------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets                                       (20,272,775)    (27,282,341)     (1,612,251)     (1,200,985)

NET ASSETS
Beginning of period                                               56,200,619      83,482,960       5,510,162       6,711,147
-----------------------------------------------------------------------------------------------------------------------------
End of period                                                   $ 35,927,844    $ 56,200,619    $  3,897,911    $  5,510,162
-----------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/
         (Accumulated net investment loss)                      $   (172,586)             --    $    158,106    $    112,851
-----------------------------------------------------------------------------------------------------------------------------

TRANSACTIONS IN FUND SHARES
Shares sold                                                          887,300       2,181,046         754,340         315,384
Shares issued to shareholders in reinvestment
         of dividends and distributions                                   --          41,869              --          44,958
Shares redeemed                                                   (1,274,255)     (2,135,475)       (906,633)       (297,791)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                                   (386,955)         87,440        (152,293)         62,551
Shares outstanding, beginning of period                            3,950,022       3,862,582         574,813         512,262
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                                  3,563,067       3,950,022         422,520         574,813
-----------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

Berger IPT Funds o June 30, 2002 Semi-Annual Report

                                                  Financial Statements and Notes

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   Berger IPT-        Berger IPT-
                                                                                     Mid Cap           Large Cap
                                                                                   Value Fund         Value Fund
--------------------------------------------------------------------------------------------------------------------
                                                                                Six Months Ended   Six Months Ended
                                                                                 June 30, 2002(1)   June 30, 2002(1)
                                                                                   (Unaudited)        (Unaudited)
--------------------------------------------------------------------------------------------------------------------

FROM OPERATIONS
Net investment income                                                             $        209      $        987
Net realized gain (loss) on securities and foreign currency transactions                 1,135           (14,886)
Net change in unrealized appreciation (depreciation) on securities
   and foreign currency transactions                                                    (5,979)          (11,657)
--------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations                                    (4,635)          (25,556)
--------------------------------------------------------------------------------------------------------------------

FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold                                                              250,125           250,125
Net asset value of shares issued in reinvestment of dividends and distributions             --                --
Payments for shares redeemed                                                                --                --
--------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Derived from Fund Share Transactions                        250,125           250,125
--------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                                             245,490           224,569
Net Assets
Beginning of period                                                                         --                --
--------------------------------------------------------------------------------------------------------------------
End of period                                                                     $    245,490      $    224,569
--------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                               $        209      $        987
--------------------------------------------------------------------------------------------------------------------

TRANSACTIONS IN FUND SHARES
Shares sold                                                                             25,013            25,013
Shares issued to shareholders in reinvestment of dividends and distributions                --                --
Shares redeemed                                                                             --                --
--------------------------------------------------------------------------------------------------------------------
Net Increase in Shares                                                                  25,013            25,013
Shares outstanding, beginning of period                                                     --                --
--------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                                                       25,013            25,013
--------------------------------------------------------------------------------------------------------------------

(1) Includes information for the one day of operations on December 31, 2001.

See notes to financial statements.

                             Berger IPT Funds o June 30, 2002 Semi-Annual Report

32

NOTES TO FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

================================================================================

1. Organization and Significant Accounting Policies

Organization

Berger Institutional Products Trust (the "Trust"), a Delaware business trust, was established on October 17, 1995 as a diversified open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, Berger IPT-Growth Fund ("IPT-Growth"), Berger IPT-Large Cap Growth Fund ("IPT-LCG") (formerly Berger IPT-Growth and Income Fund), Berger IPT-Small Company Growth Fund ("IPT-SCG"), Berger IPT-International Fund ("IPT-Intl"), Berger IPT-Mid Cap Value Fund ("IPT-MCV") and Berger IPT-Large Cap Value Fund ("IPT-LCV") (individually the "Fund" and collectively the "Funds") are the only portfolios established under the Trust, although others may be added in the future.

The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") and its shares are registered under the Securities Act of 1933. Shares of each Fund are fully paid and non-assessable when issued. All shares issued by a particular Fund participate equally in dividends and other distributions by that Fund. The Trust's shares are not offered directly to the public, but are sold exclusively to insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of Participating Insurance Companies and to qualified plans.

Effective May 1, 2001, the trustees of the Berger IPT-Growth and Income Fund approved a change in the name and non-fundamental investment strategies of the Fund from that of a Growth and Income Fund to a Large Cap Growth Fund, and in doing so eliminated the Fund's secondary investment objective. As a result, IPT-LCG will, under normal circumstances, invest at least 80% of its total assets in equity securities of companies whose market capitalization, at the time of initial purchase, is $10 billion or more.

Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges, the Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and ask prices. Prices of foreign securities are converted into U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities traded in the over-the-counter market are valued at the mean between their current bid and ask prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair values as determined in good faith pursuant to consistently applied procedures established by the trustees of the Funds. Certain Funds may have registration rights for specific restricted securities, which may require that registration cost be borne by that Fund.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the Funds' net asset values are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees of the Funds. Calculation of Net Asset Value Each Fund's per share calculation of net asset value is determined by dividing the total value of it assets, less liabilities, by the total number of shares outstanding.

Federal Income Tax Status

It is the Funds' intention to comply with the provisions of subchapter M of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute all of their taxable income, if any, to shareholders. Therefore, no income tax provision is required.

Foreign Currency Translation

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing


Berger IPT Funds o June 30, 2002 Semi-Annual Report

                                                  Financial Statements and Notes

================================================================================

market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Investment Transactions and Investment Income

Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as a Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Dividend income is recorded net of foreign taxes withheld. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium. Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities.

Common Expenses

Certain expenses, which are not directly allocable to a specific Fund, are allocated pro rata to each of the Funds.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Agreements

Berger serves as the investment adviser to the Funds. As compensation for its services to the Funds, Berger receives an investment advisory fee, which is accrued daily at the applicable rate and paid monthly according to the following schedule:

                                                 Average Daily
Fund                                               Net Assets        Annual Rate
--------------------------------------------------------------------------------

IPT-SCG, IPT-INTL                              First $500 million          .85%
                                               Next $500 million           .80%
                                               Over $1 billion             .75%
--------------------------------------------------------------------------------
IPT-Growth, IPT-LCG,                           First $500 million          .75%
IPT-MCV, IPT-LCV                               Next $500 million           .70%
                                               Over $1 billion             .65%
--------------------------------------------------------------------------------

Berger has delegated the day-to-day portfolio management of IPT-Intl to Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), which serves as the investment sub-adviser. Berger has delegated the day-to-day investment management of IPT-MCV to Perkins, Wolf, McDonnell & Company ("PWM"). Additionally, Berger has delegated the day-to-day investment management of IPT-LCV to Bay Isle Financial LLC ("Bay Isle"), a wholly-owned subsidiary of Berger. As sub-advisers to the Funds, BIAM, PWM and Bay Isle each receives a sub-advisory fee from Berger based on the average daily net assets of each of the Funds.

Berger has agreed to waive its advisory fees and reimburse expenses to the Funds to the extent that normal operating expenses in any fiscal year (including the advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.00% of the average daily net assets of both IPT-Growth and IPT-LCG, 1.15% of the average daily net assets of IPT-SCG, 1.20% of the average daily net assets of both IPT-Intl and IPT-MCV, and 0.95% of the average daily net assets of IPT-LCV.

The Funds have entered into administrative services agreements with Berger. Berger currently provides these administrative services to the Funds at no cost.

IPT-MCV and IPT-LCV have adopted plans pursuant to Rule 12b-1 under the 1940 Act (the "Plans"). The Plans provide for the payment to Berger of a 12b-1 fee of ..25% per annum of each Fund's average daily net assets to finance activities primarily intended to result in the sale of Fund shares. The Plans provide that such payments will be made to Berger as compensation rather than as reimbursements for actual expenses incurred to promote the sale of shares of the Funds.

The Trust, on behalf of the Funds, has entered into a custody, recordkeeping and pricing agreement with State Street Bank and Trust Company ("State Street"). The custody, recordkeeping and pricing agreement provides for the monthly payment of a fee computed as a percentage of average daily net assets on a total relationship basis with other Berger Funds. State Street's fees for custody, recordkeeping and pricing are subject to reduction by credits earned by each Fund, based on the cash balances of each Fund held by State Street as custodian. Such reductions are included in earnings credits in the Statement of Operations.

The Funds have entered into rebate arrangements with certain brokers whereby the Funds earn commission credits on portfolio transactions effected with such brokers. DST


                             Berger IPT Funds o June 30, 2002 Semi-Annual Report

34

NOTES TO FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

================================================================================

Systems, Inc. ("DST"), an affiliate of Berger through a degree of common ownership, provides shareholder accounting services to the Funds. DST Securities, Inc. ("DSTS"), a wholly-owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. The Funds receive a portion of the brokerage commissions paid to DSTS as credits against fund fees and expenses. Such credits, if any, are included as brokerage credits on the Statement of Operations. For the period ended June 30, 2002, none of the Funds earned such credits from DSTS.

Certain officers and/or directors of Berger are also officers and/or trustees of the Trust. Trustees who are not affiliated with Berger are compensated for their services. Such fees are allocated among the entire Berger Funds complex. For the period ended June 30, 2002, such trustees' fees and expenses totaled $3,506 for the Funds. The Trust adopted a trustee fee deferral plan (the "Plan") which allows the non-affiliated trustees to defer the receipt of all or a portion of the trustee fees payable. The deferred fees are invested in various funds advised by Berger until distribution in accordance with the Plan.

3. Investment Transactions

Purchases and Sales

Purchases and sales proceeds of investment securities (excluding short-term securities) for the period ended June 30, 2002, were as follows:

Fund                                             Purchases               Sales
--------------------------------------------------------------------------------
IPT-Growth                                     $ 3,473,242         $ 4,121,813
IPT-LCG                                         11,468,547          16,619,487
IPT-SCG                                         42,275,853          44,116,922
IPT-Intl                                         3,639,186           4,729,010
IPT-MCV                                            314,806              85,498
IPT-LCV                                            335,271              93,072
--------------------------------------------------------------------------------

There were no purchases or sales of long-term U.S. government securities during the period.

Futures and Forward Contracts

Each Fund may hold certain types of forward foreign currency exchange contracts and/or futures contracts (except for IPT-intl, which may only hold forward foreign currency exchange contracts) for the purpose of hedging each portfolio against exposure to market value fluctuations. The use of such instruments may involve certain risks as a result of unanticipated movements in the market, a lack of correlation between the value of such instruments and the assets being hedged, or unexpected adverse price movements. In addition, there can be no assurance that a liquid secondary market will exist for the instrument. Upon entering a futures contract, a Fund deposits and maintains as collateral such initial margin as may be required by the exchanges on which the transaction is effected. Pursuant to the contracts, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Realized gains or losses on futures contracts are presented as a separate component in the Statement of Operations, if applicable. At June 30, 2002, the Funds held no outstanding futures contracts. Realized and unrealized gains or losses on forward foreign currency contracts are included in Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations.

Securities Lending

Under an agreement with State Street, IPT-SCG has the ability to lend securities to brokers, dealers and other authorized financial institutions. Loans of portfolio securities are collateralized by cash remitted from the borrower of such securities in an amount greater than the market value of the loaned securities at the time the loan is made. The cash collateral received is invested in an unaffiliated money market fund and is evaluated daily to ensure that its market value exceeds the current market value of the loaned securities. Income generated by such investment, net of any rebates paid to the borrower, is split between the Fund and State Street, as lending agent.

Repurchase Agreements

Repurchase agreements held by a Fund are fully collateralized by U.S. government or government agency securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Concentration of Risk

The Funds may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Funds to additional risk resulting from future political or

Berger IPT Funds o June 30, 2002 Semi-Annual Report

                                                  Financial Statements and Notes

================================================================================

economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statements of Operations includes fluctuations from currency exchange rates and fluctuations in market value.

4. Federal Income Taxes

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends received by shareholders of the Funds, which are derived from foreign source income, and foreign taxes paid by the Funds are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Funds. The Funds distribute net realized capital gains, if any, to their shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses and foreign currency transactions. Accordingly, these permanent differences have been reclassified to paid-in-capital.

At June 30, 2002, the federal tax cost of securities and the composition of net unrealized appreciation (depreciation) of investment securities were as follows:

                                           Gross          Gross             Net
                          Federal     Unrealized     Unrealized    Appreciation/
Fund                     Tax Cost   Appreciation   Depreciation   (Depreciation)
--------------------------------------------------------------------------------
IPT- Growth           $ 6,130,834    $   173,339   $  (834,668)    $   (661,329)
IPT-LCG                24,280,385        427,858    (4,923,598)      (4,495,740)
IPT-SCG                38,171,076      3,874,734    (6,214,712)      (2,339,978)
IPT-INTL                3,926,638        291,398      (323,382)         (31,984)
IPT-MCV                   253,888         15,539       (21,963)          (6,424)
IPT-LCV                   245,313          8,149       (19,806)         (11,657)
--------------------------------------------------------------------------------

The primary difference between book and tax appreciation/depreciation is due to wash sale loss deferrals.

                                               Accumulated        Post-October
Fund                                        Capital Losses       Loss Deferral
--------------------------------------------------------------------------------
IPT- Growth                                   $  5,106,202         $   108,803
IPT-LCG                                         10,165,612           3,376,430
IPT-SCG                                         36,962,402           1,386,055
IPT-INTL                                           323,870             160,317
IPT-MCV                                                 --                  --
IPT-LCV                                                 --                  --
--------------------------------------------------------------------------------

Accumulated capital losses represent net capital loss carryovers as of December 31, 2001, which may be used to offset future realized capital gains for federal income tax purposes, and expire in 2008 and 2009. During the year ended December 31, 2001, the Funds elected to defer the post-October 31 net capital and/or currency losses, above, to the year ended December 31, 2002.

5. Line of Credit

The Funds are party to an ongoing agreement with State Street that allows the funds managed by Berger, collectively, to borrow up to $100 million, subject to certain conditions, for temporary or emergency purposes. Interest, based on the Federal Funds Rate plus a spread, is charged to the specific party that executes the borrowing. In addition, the unsecured line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. At June 30, 2002, IPT-SCG and IPT-INTL had line of credit borrowings outstanding of $250,000 and $40,000, respectively. No other Fund had line of credit borrowings outstanding at June 30, 2002.

6. Other Matters

In January 2002, the trustees of the Trust approved the liquidation of Berger IPT-New Generation Fund. The liquidation of this fund was completed on May 31, 2002.


                             Berger IPT Funds o June 30, 2002 Semi-Annual Report

36

FINANCIAL HIGHLIGHTS

================================================================================

BERGER IPT-GROWTH FUND
For a Share Outstanding Throughout the Period

                                         Six Months Ended                           Years Ended December 31,
                                           June 30, 2002   -------------------------------------------------------------------------
                                            (Unaudited)       2001           2000             1999          1998            1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $    10.34       $    15.32    $     19.22      $    12.89      $    11.11    $    10.39
------------------------------------------------------------------------------------------------------------------------------------
From investment operations
         Net investment income (loss)          (0.03)              --          (0.00)(1)          --            0.02          0.01
         Net realized and unrealized
           gains (losses) from
           investments and foreign
           currency transactions               (2.61)           (4.98)         (3.37)           6.33            1.79          1.39
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations               (2.64)           (4.98)         (3.37)           6.33            1.81          1.40
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
         Dividends (from net
           investment income)                     --               --             --           (0.00)(1)       (0.02)        (0.04)
         Distributions (from net
           realized gains on
           investments)                           --               --          (0.53)             --           (0.01)        (0.64)
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                 --               --          (0.53)             --           (0.03)        (0.68)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $     7.70       $    10.34    $     15.32      $    19.22      $    12.89    $    11.11
------------------------------------------------------------------------------------------------------------------------------------
Total Return(4)                               (25.53)%         (32.51)%       (17.51)%         49.13%          16.29%        13.76%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
         Net assets, end of period        $5,470,009       $8,435,777    $11,730,432      $6,665,664      $3,710,109    $1,233,892
         Net expense ratio to average
           net assets(2)                        0.99%(3)         1.00%          1.00%           1.00%           1.00%         1.00%
         Ratio of net investment income
           (loss) to average net assets        (0.54)%(3)       (0.46)%        (0.48)%         (0.05)%          0.29%         0.51%
         Gross expense ratio to average
           net assets                           1.12%(3)         1.08%          1.30%           2.19%           2.88%         9.18%
           Portfolio turnover
             rate(4)                              54%             144%            80%            231%            258%          246%

(1) Amount represents less than $0.01 per share.

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

(3) Annualized.

(4) Not Annualized.

BERGER IPT-LARGE CAP GROWTH FUND
For a Share Outstanding Throughout the Period

                                         Six Months Ended                           Years Ended December 31,
                                           June 30, 2002  --------------------------------------------------------------------------
                                            (Unaudited)        2001           2000             1999          1998           1997
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period      $     17.09      $     22.98    $     26.45     $     16.63    $    13.39     $    11.14
------------------------------------------------------------------------------------------------------------------------------------
From investment operations
         Net investment income                     --             0.12           0.05            0.02          0.10           0.01
         Net realized and unrealized
           gains (losses) from
           investments and foreign
           currency transactions                (4.14)           (5.92)         (2.90)           9.80          3.25           2.75
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                (4.14)           (5.80)         (2.85)           9.82          3.35           2.76
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
         Dividends (from net
           investment income)                      --            (0.09)            --              --         (0.11)         (0.10)
         Distributions (from net
           realized gains on
           investments)                            --               --          (0.62)             --            --          (0.41)
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                  --            (0.09)         (0.62)             --         (0.11)         (0.51)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $     12.95      $     17.09    $     22.98     $     26.45    $    16.63     $    13.39
------------------------------------------------------------------------------------------------------------------------------------
Total Return(3)                                (24.22)%         (25.26)%       (10.75)%         59.05%        25.03%         24.99%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
         Net assets, end of period        $20,106,334      $33,322,878    $56,018,925     $24,871,949    $9,084,022     $1,501,118
         Net expense ratio to average
           net assets(1)                         0.89%(2)         0.89%          0.90%           1.00%         1.00%          1.00%
         Ratio of net investment income
           to average net assets                (0.27)%(2)       20.47%          0.38%           0.10%         1.10%          1.39%
         Gross expense ratio to average
           net assets                            0.89%(2)         0.89%          0.90%           1.19%         1.99%          9.62%
         Portfolio turnover rate(3)                43%             102%            64%            149%          426%           215%

(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

(2) Annualized.

(3) Not Annualized.

See notes to financial statements.

Berger IPT Funds o June 30, 2002 Semi-Annual Report

                                                            Financial Highlights

================================================================================

BERGER IPT-SMALL COMPANY GROWTH FUND

For a Share Outstanding Throughout the Period

                                         Six Months Ended                           Years Ended December 31,
                                           June 30, 2002   -------------------------------------------------------------------------
                                            (Unaudited)        2001           2000             1999          1998         1997
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period      $     14.23      $     21.61    $     23.51    $     12.28    $    12.06    $     9.95
------------------------------------------------------------------------------------------------------------------------------------
From investment operations
         Net investment income (loss)           (0.05)              --             --             --            --          0.00(4)
         Net realized and unrealized
           gains (losses) from
           investments and foreign
           currency transactions                (4.10)           (7.23)         (1.56)         11.23          0.23          2.11
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                (4.15)           (7.23)         (1.56)         11.23          0.23          2.11
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
         Dividends (in excess of
           net investment income)                  --               --             --             --         (0.01)           --
         Distributions (from net
           realized gains on
           investments)                            --            (0.15)         (0.34)            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                  --            (0.15)         (0.34)            --         (0.01)           --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $     10.08      $     14.23    $     21.61    $     23.51    $    12.28    $    12.06
------------------------------------------------------------------------------------------------------------------------------------
Total Return(3)                                (29.16)%         (33.47)%        (6.55)%        91.45%         1.87%        21.21%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
         Net assets, end of period        $35,927,844      $56,200,619    $83,482,960    $41,334,809    $9,858,303    $2,719,559
         Net expense ratio to average
           net assets(1)                         1.02%(2)         0.98%          0.98%          1.15%         1.15%         1.15%
         Ratio of net investment income
           (loss) to average net assets         (0.73)%(2)       (0.66)%        (0.16)%        (0.56)%       (0.11)%        0.05%
         Gross expense ratio to average
           net assets                            1.02%(2)         0.98%          0.98%          1.53%         2.19%         5.81%
         Portfolio turnover rate(3)                95%             160%           111%           179%          147%          194%

(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

(2) Annualized.

(3) Not Annualized.

(4) Amount represents less than $0.01 per share.

BERGER IPT-INTERNATIONAL FUND

For a Share Outstanding Throughout the Period

                                         Six Months Ended                           Years Ended December 31,
                                           June 30, 2002   -------------------------------------------------------------------------
                                            (Unaudited)        2001           2000            1999         1998       1997(1)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period     $     9.59       $    13.10     $     14.63     $    11.21   $     9.79   $    10.00
------------------------------------------------------------------------------------------------------------------------------------
From investment operations
         Net investment income                 0.17             0.21            0.10           0.03         0.08         0.05
         Net realized and unrealized
           gains (losses) from
           investments and foreign
           currency transactions              (0.53)           (2.89)          (1.59)          3.47         1.50        (0.26)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations              (0.36)           (2.68)          (1.49)          3.50         1.58        (0.21)
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
         Dividends (from net
           investment income)                    --            (0.11)          (0.04)         (0.08)       (0.14)          --
         Distributions (from net
           realized gains on
           investments)                          --            (0.72)             --             --        (0.02)          --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                --            (0.83)          (0.04)         (0.08)       (0.16)          --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $     9.23       $     9.59      $    13.10     $    14.63   $    11.21   $     9.79
------------------------------------------------------------------------------------------------------------------------------------
Total Return(2)                               (3.75)%         (20.27)%        (10.18)%        31.24%       16.13%       (2.10)%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
         Net assets, end of period       $3,897,911       $5,510,162      $6,711,147     $6,122,261   $5,430,076   $2,705,831
         Net expense ratio to
           average net assets(3)               1.20%(4)         1.20%           1.20%          1.20%        1.20%        1.20%(4)
         Ratio of net investment
           income to average net
           assets                              1.74%(4)         1.80%           0.55%          0.51%        2.85%        0.86%(4)
         Gross expense ratio to
           average net assets                  3.16%(4)         1.60%           2.14%          2.46%        2.85%        3.83%(4)
         Portfolio turnover rate(2)              72%              24%             35%            26%          20%          14%

(1) For the period from May 1, 1997 (commencement of investment operations) to December 31, 1997.

(2) Not annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

(4) Annualized.

See notes to financial statements.

                             Berger IPT Funds o June 30, 2002 Semi-Annual Report

38

FINANCIAL HIGHLIGHTS

================================================================================

BERGER IPT-MID CAP VALUE FUND

For a Share Outstanding Throughout the Period

                                                              Six Months Ended
                                                              June 30, 2002(1)
                                                                (Unaudited)
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $      10.00
--------------------------------------------------------------------------------
From investment operations
         Net realized and unrealized losses from
         investments and foreign currency transactions                (0.19)
--------------------------------------------------------------------------------
Total from investment operations                                      (0.19)
--------------------------------------------------------------------------------
Net asset value, end of period                                 $       9.81
--------------------------------------------------------------------------------
Total Return(4)                                                       (1.90)%
--------------------------------------------------------------------------------
Ratios/Supplemental Data:
         Net assets, end of period                             $    245,490
         Net expense ratio to average net assets(2)                    1.20%(3)
         Ratio of net investment loss to average net assets            0.17%(3)
         Gross expense ratio to average net assets                     8.19%(3)
         Portfolio turnover rate(4)                                      36%

(1) The Fund had no financial highlights for the one day of operations during the period ended December 31, 2001.

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

(3) Annualized

(4) Not Annualized.

See notes to financial statements.

BERGER IPT-LARGE CAP VALUE FUND

For a Share Outstanding Throughout the Period

                                                              Six Months Ended
                                                              June 30, 2002(1)
                                                                (Unaudited)
--------------------------------------------------------------------------------
Net asset value, beginning of period                            $      10.00
--------------------------------------------------------------------------------
From investment operations
         Net investment income                                          0.04
         Net realized and unrealized losses from
         investments and foreign currency transactions                 (1.06)
--------------------------------------------------------------------------------
Total from investment operations                                       (1.02)
--------------------------------------------------------------------------------
Net asset value, end of period                                  $       8.98
--------------------------------------------------------------------------------
Total Return(4)                                                       (10.20)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
         Net assets, end of period                              $    224,569
         Net expense ratio to average net assets(2)                     0.95%(3)
         Ratio of net investment loss to average net assets             0.80%(3)
         Gross expense ratio to average net assets                      7.12%(3)
         Portfolio turnover rate(4)                                       39%

(1) The Fund had no financial highlights for the one day of operations during the period ended December 31, 2001.

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

(3) Annualized

(4) Not Annualized.

See notes to financial statements.

Berger IPT Funds o June 30, 2002 Semi-Annual Report

                                                            Financial Highlights

FUND TRUSTEES AND
OFFICERS (UNAUDITED)

================================================================================

                      POSITION(S)
                      HELD WITH THE                                                        NUMBER OF
                      TRUST,TERM OF                                                        FUNDS IN FUND
                      OFFICE AND                                                           COMPLEX          OTHER
NAME,ADDRESS          LENGTH OF                                                            OVERSEEN BY      DIRECTORSHIPS
AND AGE               TIME SERVED        PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS     TRUSTEE          HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES

Michael Owen          Chairman of the    Dean of Zayed University (since September         20               N/A
210 University        Board              2000). Formerly self-employed as a financial
Blvd.                                    and management consultant, and in real estate
Suite 800                                development (from June 1999 to September 2000).
Denver, CO 80206                         Dean (from 1993 to June 1999), and a member of
                                         the Finance faculty (from 1989 to 1993), of the
DOB: 1937                                College of Business, Montana State University.
                                         Formerly, Chairman and Chief Executive Officer
                                         of Royal Gold, Inc. (mining) (1976 to 1989).

----------------------------------------------------------------------------------------------------------------------------------
Dennis E. Baldwin     Trustee            President, Baldwin Financial Counseling (since    20               N/A
210 University                           July 1991). Formerly, Vice President and Denver
Blvd.                                    Office Manager of Merrill Lynch Capital Markets
Suite 800                                (1978 to 1990).
Denver, CO 80206

DOB: 1928

----------------------------------------------------------------------------------------------------------------------------------
Katherine A.          Vice Chair of      Managing Principal (since September               20               N/A
Cattanach             the Board          1987), Sovereign Financial Services, Inc.
210 University                           (investment consulting firm). Executive Vice
Blvd.                                    President (1981 to 1988), Captiva
Suite 800                                Corporation, Denver, Colorado (private investment
Denver, CO 80206                         management firm). Ph.D. in Finance (Arizona State
                                         University); Chartered Financial Analyst (CFA).
DOB: 1945

----------------------------------------------------------------------------------------------------------------------------------
Paul R. Knapp         Trustee           Executive Officer of DST Systems, Inc.("DST"), a   20               Director and Vice
210 University                          publicly traded information and transaction                         President (February
Blvd.                                   processing company, which acts as the Funds'                        1998 to November
Suite 800                               transfer agent (since October 2000). DST is 33%                     2000) of West Side
Denver, CO 80206                        owned by Stilwell Management, Inc., which owns                      Investments, Inc.
                                        approximately 89.5% of Berger Financial Group                       (investments), a
DOB: 1945                               LLC. Mr. Knapp owns common shares and options                       wholly owned
                                        convertible into common shares of DST which, in                     subsidiary of DST
                                        the aggregate and assuming exercise of the                          Systems, Inc.
                                        options, would result in his owning less than
                                        1/2 of 1% of DST's common shares. Mr. Knapp is
                                        also President of Vermont Western
                                        Assurance, Inc., a wholly owned subsidiary of
                                        DSTS (since December 2000). President, Chief
                                        Executive Officer and a director (September
                                        1997 to October 2000) of DST Catalyst, Inc., an
                                        international financial markets consulting,
                                        software and computer services company, (now DST
                                        International, a subsidiary of DST). Previously
                                        (1991 to October 2000), Chairman, President,
                                        Chief Executive Officer and a director of
                                        Catalyst Institute (international public policy
                                        research organization focused primarily on
                                        financial markets and institutions); also (1991
                                        to September 1997), Chairman, President, Chief
                                        Executive Officer and a director of Catalyst
                                        Consulting (international financial
                                        institutions business consulting firm).
----------------------------------------------------------------------------------------------------------------------------------

                             Berger IPT Funds o June 30, 2002 Semi-Annual Report

40

FUND TRUSTEES AND
OFFICERS (UNAUDITED)

================================================================================

                      POSITION(S)
                      HELD WITH THE                                                        NUMBER OF
                      TRUST,TERM OF                                                        FUNDS IN FUND
                      OFFICE AND                                                           COMPLEX          OTHER
NAME,ADDRESS          LENGTH OF                                                            OVERSEEN BY      DIRECTORSHIPS
AND AGE               TIME SERVED        PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS     TRUSTEE          HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Harry T. Lewis, Jr.   Trustee            Lewis Investments (since June 1988)               20               Director, J.D. Edwards
210 University                           (self-employed private investor). Formerly,                        & Co. (1995 to March
Blvd.                                    Senior Vice President, Rocky Mountain Region, of                   2002); Director,
Suite 800                                Dain Bosworth Incorporated and member of that                      National Fuel
Denver, CO 80206                         firm's Management Committee (1981 to 1988).                        Corporation (oil & gas
                                                                                                            production); Advisory
DOB: 1933                                                                                                   Director, Otologics,
                                                                                                            LLC, (implantable
                                                                                                            hearing aid) (since
                                                                                                            1999); Member of
                                                                                                            Community Advisory
                                                                                                            Board, Wells Fargo
                                                                                                            Bank-Denver
----------------------------------------------------------------------------------------------------------------------------------
William Sinclaire     Trustee            President (since January 1998), Santa Clara LLC   20               N/A
210 University                           (privately owned agriculture company). President
Blvd.                                    (January 1963 to January 1998), Sinclaire
Suite 800                                Cattle Co. (privately owned agricultural
Denver, CO 80206                         company).

DOB: 1928










----------------------------------------------------------------------------------------------------------------------------------
Albert C. Yates       Trustee            President (since 1990),Chancellor and Professor   20                   Member, Board of
210 University                           of Chemistry-Department of Chemistry, of                               Directors, Adolph
Blvd.                                    Colorado State University. Formerly Executive                          Coors Company
Suite 800                                Vice President and Provost (1983 to                                    (brewing company)
Denver, CO 80206                         1990), Academic Vice President and Provost (1981                       (since 1998);
                                         to 1983) and Professor of Chemistry (1981 to                           Member Board of
DOB: 1941                                1990) of Washington State University. Vice                             Directors, Dominion
                                         President and University Dean for Graduate                             Industrial Capital
                                         Studies and Research and Professor of Chemistry                        Bank (1999 to
                                         of the University of Cincinnati (1977 to 1981).                        2000); Member,
                                                                                                                Board of Directors,
                                                                                                                Centennial Bank of
                                                                                                                the West (since
                                                                                                                2001)



----------------------------------------------------------------------------------------------------------------------------------
INTERESTED
TRUSTEES AND
OFFICERS OF THE
TRUST

Jack R. Thompson*     President and      President and a director since May 1999           20                   Audit Committee
210 University        Trustee of the     (Executive Vice President from February 1999 to                        Member of the
Blvd.                 Trust (since       May 1999) of Berger Growth Fund and Berger                             Public Employees'
Suite 800             May 1999)          Large Cap Growth Fund. President and a trustee                         Retirement
Denver, CO 80206                         since May 1999 (Executive Vice President from                          Association of
                                         February 1999 to May 1999) of Berger Investment                        Colorado (pension
DOB: 1949                                Portfolio Trust, Berger Institutional Products                         plan) from November
                                         Trust, Berger Worldwide Funds Trust, Berger                            1997 to December
                                         Worldwide Portfolios Trust and Berger Omni                             2001.
                                         Investment Trust. President and Chief Executive
                                         Officer since June 1999 (Executive Vice
                                         President from February 1999 to June 1999) of
                                         Berger Financial Group LLC (formerly Berger
                                         LLC). Director, President and Chief Executive
                                         Officer of Stilwell Management, Inc. (since
                                         September 1999). President and Chief Executive
                                         Officer of Berger/Bay Isle LLC (since May
                                         1999).Self-employed as a consultant from July
                                         1995 through February 1999. Director of Wasatch
                                         Advisors (investment management) from February
                                         1997 to February 1999.
----------------------------------------------------------------------------------------------------------------------------------

*Messr. Thompson is considered an interested person of the Funds due to his positions held at Berger Financial Group LLC (or its affiliated companies).

Berger IPT Funds o June 30, 2002 Semi-Annual Report

================================================================================

                      POSITION(S)
                      HELD WITH THE
                      TRUST, TERM OF
                      OFFICE AND
NAME,ADDRESS          LENGTH OF
AND AGE               TIME SERVED        PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
-------------------------------------------------------------------------------------------
OFFICERS OF THE
TRUST
Jay W. Tracey,        Executive Vice     Executive Vice President of the Berger Funds
CFA*                  President of the   (since August 2000). Executive Vice President
210 University        Trust (since       and Chief Investment Officer of Berger
Blvd.                 August 2000)       Financial Group LLC (since June 2000).
Suite 800             and Portfolio      Portfolio manager of the Berger Growth Fund
Denver, CO 80206      Manager (since     (since August 2000); team portfolio manager of
                      June 2000)         the Berger Select Fund (since June 2000) and
DOB: 1954                                the Berger Large Cap Growth Fund (from January
                                         2001 through December 2001). Team portfolio
                                         manager (since December 2001) of the Berger Mid
                                         Cap Growth Fund. Formerly, Vice President and
                                         portfolio manager at OppenheimerFunds, Inc.
                                         (September 1994 to May 2000).
-------------------------------------------------------------------------------------------
Steven L. Fossel,     Vice President     Vice President (since February 2001) and
CFA*                  of the Trust       portfolio manager (since December 2001) of the
210 University        (since August      Berger Large Cap Growth Fund; and team
Blvd.                 2000) and          portfolio manager (from January 2001 through
Suite 800             Portfolio          December 2001) of the Berger Large Cap Growth
Denver, CO 80206      Manager (since     Fund. Interim portfolio manager (from June 2000
                      June 2000)         to January 2001) of the Berger Large Cap Growth
DOB: 1968                                Fund. Vice President (from August 2000 to June
                                         2002) and portfolio manager (from June 2000 to
                                         June 2002) of the Berger Balanced Fund. Vice
                                         President and portfolio manager of Berger
                                         Financial Group LLC (since June 2000); senior
                                         equity analyst with Berger Financial Group LLC
                                         (from March 1998 to June 2000).
                                         Formerly, analyst and assistant portfolio
                                         manager with Salomon Brothers Asset Management
                                         (from August 1992 to February 1998).
-------------------------------------------------------------------------------------------
Janice M. Teague*     Vice President     Vice President (since November 1998) and
210 University        of the Trust       Assistant Secretary (since February 2000 and
Blvd.                 (since November    previously from September 1996 to November
Suite 800             1998) and          1998) and Secretary (November 1998 to February
Denver, CO 80206      Assistant          2000) of the Berger Funds. Vice President
                      Secretary (since   (since October 1997), Secretary (since November
DOB: 1954             February 2000)     1998) and Assistant Secretary (October 1996
                                         through November 1998) with Berger Financial
                                         Group LLC. Vice President and Secretary with
                                         Berger Distributors LLC (since August 1998).
                                         Vice President and Secretary of Bay Isle
                                         Financial LLC (since January 2002).
                                         Formerly, self-employed as a business consultant
                                         (from June 1995 through September 1996).
-------------------------------------------------------------------------------------------
Andrew J. Iseman*     Vice President     Vice President of the Berger Funds (since March
210 University        of the Trust       2001). Vice President (since September 1999)
Blvd.                 (since March       and Chief Operating Officer (since November
Suite 800             2001)              2000) of Berger Financial Group LLC. Manager
Denver, CO 80206                         (since September 1999) and Director (June 1999
                                         to September 1999) of Berger Distributors LLC.
DOB: 1964                                Vice President-Operations (February 1999 to
                                         November 2000) of Berger Financial Group LLC.
                                         Associate (November 1998 to February 1999) with
                                         DeRemer & Associates (a consulting firm). Vice
                                         President-Operations (February 1997 to November
                                         1998) and Director of Research and Development
                                         (May 1996 to February 1997) of Berger Financial
                                         Group LLC.
-------------------------------------------------------------------------------------------
Anthony R. Bosch*     Vice President     Vice President of the Berger Funds (since
210 University        of the Trust       February 2000). Vice President (since June
Blvd.                 (since February    1999) and Chief Legal Officer (since August
Suite 800             2000)              2000) with Berger Financial Group LLC. Vice
Denver, CO 80206                         President and Chief Compliance Officer with
                                         Berger Distributors LLC (since September 2001).
DOB: 1966                                Vice President of Bay Isle Financial LLC (since
                                         January 2002). Formerly, Assistant Vice
                                         President of Federated Investors, Inc. (December
                                         1996 through May 1999), and Attorney with the
                                         U.S. Securities and Exchange Commission (June
                                         1990 through December 1996).
-------------------------------------------------------------------------------------------


                             Berger IPT Funds o June 30, 2002 Semi-Annual Report

42

FUND TRUSTEES AND
OFFICERS (UNAUDITED)

================================================================================

                      POSITION(S)
                      HELD WITH THE
                      TRUST,TERM OF
                      OFFICE AND
NAME, ADDRESS         LENGTH OF
AND AGE               TIME SERVED               PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
-----------------------------------------------------------------------------------------------
OFFICERS OF THE
TRUST
-----------------------------------------------------------------------------------------------
Brian S. Ferrie*      Vice President            Vice President of the Berger Funds (since
210 University        of the Trust              November 1998). Vice President (since February
Blvd.                 (since November           1997), Treasurer and Chief Financial Officer
Suite 800             1998)                     (since March 2001) and Chief Compliance
Denver, CO 80206                                Officer (from August 1994 to March 2001) with
                                                Berger Financial Group LLC. Vice President
DOB: 1958                                       (since May 1996), Treasurer and Chief
                                                Financial Officer (since March 2001) and Chief
                                                Compliance Officer (from May 1996 to September
                                                2001) with Berger Distributors LLC.
-----------------------------------------------------------------------------------------------
John A. Paganelli*    Vice President            Vice President (since November 1998),
210 University        (since November           Treasurer (since March 2001) and Assistant
Blvd.                 1998) and                 Treasurer (November 1998 to March 2001) of the
Suite 800             Treasurer (since          Berger Funds. Vice President (since November
Denver, CO 80206      March 2001)               1998) and Manager of Accounting (January 1997
                      of the Trust              through November 1998) with Berger Financial
DOB: 1967                                       Group LLC. Formerly, Manager of Accounting
                                                (December 1994 through October 1996) and
                                                Senior Accountant (November 1991 through
                                                December 1994) with Palmeri Fund
                                                Administrators, Inc.
-----------------------------------------------------------------------------------------------
Sue Vreeland*         Secretary of the          Secretary of the Berger Funds (since February
210 University        Trust (since              2000). Assistant Secretary of Berger Financial
Blvd.                 February 2000)            Group LLC and Berger Distributors LLC (since
Suite 800                                       June 1999) and Bay Isle Financial LLC (since
Denver, CO 80206                                December 2001). Formerly, Assistant Secretary
DOB: 1948                                       of the Janus Funds (from March 1994 to May
                                                1999), Assistant Secretary of Janus
                                                Distributors, Inc. (from June 1995 to May
                                                1997) and Manager of Fund Administration for
                                                Janus Capital Corporation (from February 1992
                                                to May 1999).
-----------------------------------------------------------------------------------------------
David C. Price,       Assistant Vice            Assistant Vice President (since March 2001) of
CPA*                  President of the          the Berger Funds. Assistant Vice
210 University        Trust (since              President-Compliance (since March 2001) and
Blvd.                 March 2001)               Manager-Compliance (October 1998 through March
Suite 800                                       2001) with Berger Financial Group LLC.
Denver, CO 80206                                Formerly, Senior Auditor (August 1993 through
                                                August 1998) with PricewaterhouseCoopers LLP,
DOB: 1969                                       a public accounting firm.
-----------------------------------------------------------------------------------------------
Lance V. Campbell,    Assistant                 Assistant Treasurer (since March 2001) of the
CFA, CPA*             Treasurer of the          Berger Funds. Assistance Vice President (since
210 University        Trust (since              January 2002) and Manager of Investment
Blvd.                 March 2001)               Accounting (August 1999 through January 2002)
Suite 800                                       with Berger Financial Group LLC. Formerly,
Denver, CO 80206                                Senior Auditor (December 1998 through August
                                                1999) and Auditor (August 1997 through
DOB: 1972                                       December 1998) with PricewaterhouseCoopers
                                                LLP, a public accounting firm, and Senior Fund
                                                Accountant (January 1996 through July 1997)
                                                with INVESCO Funds Group.
-----------------------------------------------------------------------------------------------

*Interested person (as defined in the Investment Company Act of 1940) of one or more of the Funds and/or of the Fund's adviser or sub-adviser.

Additional information about the Funds and their trustees is available in the Funds' Statement of Additional Information,which can be obtained free of charge by writing or calling the Funds at:

Berger Funds
P.O.Box 219958
Kansas City,MO 64121-9958
(800) 333-1001
bergerfunds.com

Berger IPT Funds o June 30, 2002 Semi-Annual Report

                                                                           IPTSA
[BERGER FUNDS LOGO]

                               JANUS ASPEN SERIES

                           PART C -- OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

         Article IX of Janus Aspen Series' Trust Instrument provides for indemnification of certain persons acting on behalf of the Portfolios. In general, Trustees and officers will be indemnified against liability and against all expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their office in connection with the Portfolios, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, or unless it has been determined that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Portfolios. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Portfolios also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Portfolios if his conduct is later determined to preclude indemnification, and that either he provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of disinterested Trustees, or independent counsel in a written opinion, determines that he ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees and officers.

ITEM 16.  EXHIBITS

Exhibit 1          (a)       Trust Instrument dated May 19, 1993, is
                             incorporated herein by reference to Registrant's
                             Registration Statement on Form N-1A filed with the Securities and Exchange Commission on May 20, 1993
                             (File No. 33-63212).

                   (b) Amendments to Trust Instrument are incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 7, filed on February 14, 1996 (File No. 33-63212).

                   (c) Amendment to Trust Instrument dated December 10, 1996 is incorporated herein by reference to Exhibit 1(c) to Post-Effective Amendment No. 10, filed on February 13, 1997 (File No. 33-63212).

                   (d) Amendment to Trust Instrument dated September 14, 1999 is incorporated herein by reference to Exhibit 1(d) to Post-Effective Amendment No. 20, filed on October 26, 1999 (File No. 33-63212).

                   (e) Amendment to Trust Instrument dated December 14, 1999 is incorporated herein by reference to Exhibit 1(e) to Post-Effective Amendment No. 23, filed on February 16, 2000 (File No. 33-63212).

                   (f) Form of Amendment to Trust Instrument dated July 28, 2000, is incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 25, filed on February 14, 2001 (File No. 33-63212).

                   (g) Form of Amendment to Trust Instrument dated August 1, 2000, is incorporated herein by reference to
                             Exhibit 1(g) to Post-Effective Amendment No. 25, filed on February 14, 2001 (File No. 33-63212).

                   (h) Form of Amendment to Trust Instrument dated February 12, 2001, is incorporated herein by reference to Exhibit 1(h) to Post-Effective Amendment No. 25, filed on February 14, 2001 (File No. 33-63212).

                   (i) Form of Amendment to Trust Instrument dated July 31, 2001, is incorporated herein by reference to
                             Exhibit 1(i) to Post-Effective Amendment No. 26, filed on June 1, 2001 (File No. 33-63212).

                   (j) Amendment to Trust Instrument dated September 13, 2001, is incorporated herein by reference to
                             Exhibit 1(j) to Post-Effective Amendment No. 27, filed on October 18, 2001 (File No. 33-63212).

                   (k) Fourteenth Amendment to Trust Instrument dated September 18, 2002, is incorporated herein by reference to Exhibit 1(k) to Post-Effective Amendment No. 30, filed on October 17, 2002 (File No. 33-63212).

                   (l) Fifteenth Amendment to Trust Instrument dated October 14, 2002, is incorporated herein by reference to Exhibit 1(l) to Post-Effective Amendment No. 30, filed on October 17, 2002 (File No. 33-63212).

Exhibit 2          (a)       Restated Bylaws are incorporated herein by
                             reference to Exhibit 2(a) to Post-Effective
                             Amendment No. 7, filed on February 14, 1996 (File
                             No. 33-63212).

                   (b) First Amendment to the Bylaws is incorporated herein by reference to Exhibit 2(b) to Post-Effective Amendment No. 7, filed on February 14, 1996 (File No. 33-63212).

                   (c) Second Amendment to Bylaws dated September 18, 2002, is incorporated herein by reference to
                             Exhibit 2(c) to Post-Effective Amendment No. 30, filed on October 17, 2002 (File No. 33-63212).

Exhibit 3                    Not Applicable

Exhibit 4 Form of Agreement and Plan of Reorganization is filed herein as Exhibit A to Part A of this Registration Statement.

Exhibit 5                    Not Applicable

Exhibit 6          (a)       Investment Advisory Agreement for Growth Portfolio
                             is incorporated herein by reference to Exhibit 5(a) to Post-Effective Amendment No. 15, filed on
                             February 27, 1998 (File No. 33-63212).

                   (b) Investment Advisory Agreement for International Growth Portfolio is incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No. 15, filed on February 27, 1998 (File No. 33-63212).

                   (c) Form of Investment Advisory Agreement for Growth and Income Portfolio is incorporated herein by reference to Exhibit 5(g) to Post-Effective Amendment No. 12, filed on August 11, 1997 (File No. 33-63212).

                   (d) Amendment to Investment Advisory Agreement for Growth Portfolio is incorporated herein by reference to Exhibit 4(k) to Post-Effective Amendment No. 24, filed on April 14, 2000 (File No. 33-63212).

                   (e) Amendment to Investment Advisory Agreement for Growth and Income Portfolio is incorporated herein by reference to Exhibit 4(p) to Post-Effective Amendment No. 24, filed on April 14, 2000 (File No. 33-63212).

                   (f) Amendment to Investment Advisory Agreement for International Growth Portfolio is incorporated herein by reference to Exhibit 4(q) to Post-Effective Amendment No. 24, filed on April 14, 2000 (File No. 33-63212).

                   (g) Form of Investment Advisory Agreement for Growth and Income Portfolio, Growth Portfolio and International Growth Portfolio is incorporated herein by reference to Exhibit 4(u) to Post-Effective Amendment No. 28, filed on February 21, 2002 (File No. 33-63212).

                   (h) Form of Transfer and Assumption Agreement between Janus Capital Corporation and Janus Capital Management LLC, dated April 1, 2002, is incorporated herein by reference to Exhibit 4(v) to Post-Effective Amendment No. 29, filed on April 29, 2002 (File No. 33-63212).

Exhibit 7          (a)       Form of Amended and Restated Distribution
                             Agreement, dated September 13, 2001, is
                             incorporated herein by reference to Exhibit 5(e) to Post-Effective Amendment No. 27, filed on October
                             18, 2001 (File No. 33-63212).

                   (b) Form of Transfer and Assumption Agreement between Janus Distributors, Inc. and Janus Distributors LLC, dated April 1, 2002, is incorporated herein by reference to Exhibit 5(h) to Post-Effective Amendment No. 29, filed on April 29, 2002 (File No. 33-63212).

                   (c) Amended and Restated Distribution Agreement between Janus Aspen Series and Janus Distributors LLC, dated June 18, 2002, is incorporated herein by reference to Exhibit 5(i) to Post-Effective Amendment No. 30, filed on October 17, 2002 (File No. 33-63212).

Exhibit 8                    Not Applicable

Exhibit 9          (a)       Form of Custody Agreement between Janus Aspen
                             Series and Investors Fiduciary Trust Company is incorporated herein by reference to Exhibit 8(a) to Post-Effective Amendment No. 11, filed on April 30,
                             1997 (File No. 33-63212).

                   (b) Form of Custodian Contract between Janus Aspen Series and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 8(b) to Post-Effective Amendment No. 11, filed on April 30, 1997 (File No. 33-63212).

                   (c) Letter Agreement dated April 4, 1994 regarding State Street Custodian Agreement is incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment No. 11, filed on April 30, 1997 (File No. 33-63212).

                   (d) Amendment dated October 11, 1995 of State Street Custodian Contract is incorporated herein by reference to Exhibit 8(e) to Post-Effective Amendment No. 7, filed on February 14, 1996 (File No. 33-63212).

                   (e) Letter Agreement dated September 10, 1996 regarding State Street Custodian is incorporated herein by reference to Exhibit 8(f) to Post-Effective Amendment No. 9, filed on October 24, 1996 (File No. 33-63212).

                   (f) Form of Letter Agreement dated September 9, 1997, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(h) to Post-Effective Amendment No. 14, filed on October 24, 1997 (File No. 33-63212).

                   (g) Amendment to Custodian Contract is incorporated herein by reference to Exhibit 7(k) to Post-Effective Amendment No. 24, filed on April 14, 2000 (File No. 33-63212).

                   (h) Foreign Custody Agreement to State Street Bank and Trust Company Contract, dated December 5, 2000, is incorporated herein by reference to Exhibit 7(l) to Post-Effective Amendment No. 25, filed on February 14, 2001 (File No. 33-63212).

                   (i) Foreign Custody Manager Addendum to Global Custodial Services Agreement with Citibank, N.A., dated December 5, 2000, is incorporated herein by reference to Exhibit 7(m) to Post-Effective Amendment No. 25, filed on February 14, 2001 (File No. 33-63212).

                   (j) Amendment to State Street Bank and Trust Company Custodian Contract, dated December 5, 2000, is incorporated herein by reference to Exhibit 7(n) to Post-Effective Amendment No. 25, filed on February 14, 2001 (File No. 33-63212).

                   (k) Form of Amendment to State Street Bank and Trust Company Custodian Contract, dated December 5, 2000, is incorporated herein by reference to Exhibit 7(o) to Post-Effective Amendment No. 25, filed on February 14, 2001 (File No. 33-63212).

Exhibit 10 Amended and Restated Rule 18f-3 Plan, dated September 13, 2001, is incorporated herein by reference to Exhibit 15(e) to Post-Effective Amendment No. 27, filed on October 18, 2001 (File No. 33-63212).

Exhibit 11 Opinion and Consent of Vedder, Price, Kaufman & Kammholz is filed herein.

Exhibit 12 Form of Tax Opinion of Vedder, Price, Kaufman & Kammholz is filed herein.

Exhibit 13         (a)       Form of Model Participation Agreement is
                             incorporated herein by reference to Exhibit 9(c) to Post-Effective Amendment No. 11, filed on April 30,
                             1997 (File No. 33-63212).

                   (b) Form of Amended and Restated Transfer Agency Agreement, dated September 13, 2001, is incorporated herein by reference to Exhibit 8(d) to Post-Effective Amendment No. 27, filed on October 18, 2001 (File No. 33-63212).

                   (c) Form of Transfer and Assumption Agreement between Janus Service Corporation and Janus Services LLC, dated April 1, 2002, is incorporated herein by reference to Exhibit 8(e) to Post-Effective Amendment No. 29, filed on April 29, 2002 (File No. 33-63212).

                   (d) Amended and Restated Transfer Agency Agreement between Janus Aspen Series and Janus Services LLC, dated June 18, 2002, is incorporated herein by reference to Exhibit 8(f) to Post-Effective Amendment No. 30, filed on October 17, 2002 (File No. 33-63212).

Exhibit 14 Consent of PricewaterhouseCoopers LLP is filed herein.

Exhibit 15                   Not Applicable

Exhibit 16                   Powers of Attorney are filed herein.

Exhibit 17                   Forms of Voting Instructions are filed herein.

ITEM 17. UNDERTAKINGS

         (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

         As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant, in the City of Denver, and State of Colorado, on the 12th day of December, 2002.

                                          JANUS ASPEN SERIES



                                          By: /s/ Loren M. Starr
                                             -----------------------------------
                                             Loren M. Starr, President and Chief
                                             Executive Officer

         As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         SIGNATURE                             TITLE                                DATE
         ---------                             -----                                ----
/s/ Loren M. Starr               President and Chief Executive Officer       December 12, 2002
----------------------------     (Principal Executive Officer)
Loren M. Starr

/s/ Anita E. Falicia             Vice President, Chief Financial             December 12, 2002
----------------------------     Officer and Treasurer (Principal
Anita E. Falicia                 Financial Officer and Principal
                                 Accounting Officer)

Thomas H. Bailey*                Trustee                                     December 12, 2002
----------------------------
Thomas H. Bailey

William F. McCalpin*             Trustee                                     December 12, 2002
----------------------------
William F. McCalpin

John W. McCarter, Jr.*           Trustee                                     December 12, 2002
----------------------------
John W. McCarter, Jr.

Dennis B. Mullen*                Trustee                                     December 12, 2002
----------------------------
Dennis B. Mullen

James T. Rothe*                  Trustee                                     December 12, 2002
----------------------------
James T. Rothe

William D. Stewart*              Trustee                                     December 12, 2002
----------------------------
William D. Stewart

Martin H. Waldinger*             Trustee                                     December 12, 2002
----------------------------
Martin H. Waldinger

/s/ Thomas A. Early
----------------------------
*By  Thomas A. Early
     Attorney-in-Fact

                                INDEX OF EXHIBITS

EXHIBIT NUMBER    EXHIBIT TITLE
--------------    -------------
11                Opinion and Consent of Vedder, Price, Kaufman & Kammholz

12                Form of Tax Opinion of Vedder, Price, Kaufman & Kammholz

14                Consent of PricewaterhouseCoopers LLP

16                Powers of Attorney

17                Forms of Voting Instructions